Exhibit 10.1

EXHIBIT 4 - MANUAL OF PETROLEUM MEASUREMENT

[Following is an English language summary of the Spanish language “Anexo 4”:

Exhibit 4 is a “Manual of Petroleum Measurement” which defines the terms and technical specifications of the manner in which the quality and quantity of petroleum that is the subject of the Agreement. It includes specifications for the calibration of storage tanks, tanker truck measurements, static and dynamic measurement of petroleum in pipeline systems, measurement of sediment and water in petroleum, transfer of custody of petroleum and measurement of losses of petroleum and correction for quality and quantity of petroleum in the different stages of storage and transportation of petroleum, all in the application of the best practices of the petroleum industry. The purpose of the Manual of Petroleum Measurement is to ensure proper measurement and quality of petroleum and to ensure proper accounting for petroleum volumes.

The Manual of Petroleum Measurement consists of the following Chapters:

Chapter 1: Vocabulary

Chapter 2: Tank calibration

Chapter 3: Static measurement

Chapter 3 Section 1: Tanker Trucks measurement

Chapter 4:  Test Systems

Chapter 5: Dynamic measurement

Chapter 6: Dynamic measurement systems in oil pipelines and hydrocarbons pipelines

Chapter 7: Temperature determination

Chapter 8: Sampling and its conditions

Chapter 9: Measurement and applications of density

Chapter 10: Sediment and Water

Chapter 11: Volumetric correction factors

Chapter 12:  Calculation of Petroleum Quantities

Chapter 13: Statistical Aspects of Measuring

Chapter 14: Natural Gas Fluids Measurement

Chapter 15: International System of Units

Chapter 16: Measurement of Hydrocarbons by mass

Chapter 17: Marine and fluvial measurement

Chapter 18: Transfer of custody

Chapter 19: Evaporation loss measurement

Chapter 20: Measurement in Production fields

Chapter 21: Electronic measuring systems

Chapter 22: Training in Hydrocarbons measurement

Chapter 23: Inspection to the metering systems and IGSM calculation

Chapter 24: Attention of claims for water and BSW differences

Chapter 25: Guide for estimate the uncertainty of measurement systems]

ANEXO No. 4

REGLAMENTO PARA LA GESTIÓN DE LA MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-R-001	Fecha aprobación: 01/10/2010	Versión: 04

1.	OBJETIVO

Establecer los lineamientos que orienten la gestión de medición de la cantidad y calidad de los Hidrocarburos y Biocombustibles que se fiscalizan, almacenan y/o transfieren a lo largo de la cadena de suministro de Ecopetrol S.A., mediante la aplicación de las mejores prácticas de la industria, con el fin de minimizar los desbalances y pérdidas, asegurando la equidad con nuestros proveedores, clientes y partes conectadas.

2.	GLOSARIO

Para una mejor comprensión del contenido del presente documento, se establecen las definiciones contenidas en el Manual de Medición de Hidrocarburos y Biocombustibles, Capitulo 1.

3.	CONDICIONES GENERALES

Aplica a todas las áreas de Ecopetrol S.A. que desarrollan actividades relacionadas con el objeto, mediante sistemas de medición dinámica y/o estática de cantidad y calidad, bien sea entre los diferentes negocios de Ecopetrol S.A., o entre Ecopetrol S.A. y sus proveedores, clientes o partes conectadas.

•	La medición dinámica y la medición estática de acuerdo con la disponibilidad de infraestructura y las condiciones operativas son válidas como medidas oficiales en los procesos de transferencia de custodia de la cadena de suministro de Ecopetrol S.A. En el evento en que una transacción de transferencia de custodia cuente con medición dinámica y estática, prevalecerá como medida oficial la medición dinámica, siempre y cuando este sistema se encuentre asegurado metrológicamente.

•	El Departamento de Medición y Contabilización de Hidrocarburos y Biocombustibles – PMC - de la Vicepresidencia de Suministro y Mercadeo, es el área responsable de los documentos claves (Reglamentos, Manuales, Estándares, Procedimientos y formatos) del Sistema de Gestión de la Calidad en materia de medición de la cantidad y la calidad de los Hidrocarburos y Biocombustibles y su contabilización como productos de la cadena de suministro de Ecopetrol S.A.

•	Cada una de las Vicepresidencias Operativas: Suministro y Mercadeo (VSM), Producción (VPR), Transporte (VIT), Refinación y Petroquímica (VRP) y el Instituto Colombiano del Petróleo (ICP), tendrán un líder de medición. El líder de medición designado deberá ser una persona, con conocimiento y experiencia en el proceso y en las prácticas de medición de los productos de la cadena de suministro de Ecopetrol S.A.

•	El Comité Táctico de Medición y Contabilización, sesionará periódicamente en forma trimestral, bajo la dirección de la Gerencia de Planeación y Suministro, la coordinación y liderazgo del Departamento de Medición y Contabilización de Hidrocarburos y Biocombustibles, con la participación de los Gerentes Operativos, Líderes de Medición y los integradores volumétricos de las vicepresidencias operativas.

•	El Índice de Gestión de los Sistemas de Medición (IGSM) y el Indice de Incertidumbre de los Sistemas de Medición (IISM) deberá ser calculado y reportado por cada una de las vicepresidencias operativas una vez al año. La estimación de incertidumbre se realizará utilizando las herramientas oficiales desarrolladas por Ecopetrol S.A.

•	Los proyectos de inversión para el mejoramiento de la medición de Hidrocarburos y Biocombustibles serán evaluados para su justificación económica en términos de reducción del riesgo, como Proyectos “de continuidad Operativa”, de acuerdo con el Modelo de Maduración y Gestión de Proyectos ECP-DPY-P-MMGP-001.

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REGLAMENTO PARA LA GESTIÓN DE LA MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-R-001	Fecha aprobación: 01/10/2010	Versión: 04

4.	DESARROLLO

En Ecopetrol S.A. la medición de cantidad y calidad de Hidrocarburos y Biocombustibles es un proceso crítico que demanda atención con el fin de minimizar las pérdidas, lograr la satisfacción de nuestros proveedores, clientes y generar valor en un marco de mejoramiento continuo.

Todas nuestras acciones están enmarcadas en la estandarización, economía de escalas, divulgación e implementación de las mejores prácticas.

4.1 RESPONSABILIDADES

4.1.1	Responsabilidades de la Presidencia

•	Aprobar el reglamento para la Gestión de la Medición de Hidrocarburos y Biocombustibles.

•	Hacer seguimiento anual al cumplimiento de las metas e indicadores en materia de medición de la cantidad y la calidad de los productos de la cadena de suministro.

4.1.2	Responsabilidades de los Vicepresidentes Ejecutivos

Realizar el seguimiento trimestral, al cumplimiento de metas de las Vicepresidencias Operativas en relación con:

•	Indicadores de los sistemas de medición de transferencia de custodia Índice de gestión de los sistemas de medición de Hidrocarburos y Biocombustibles IGSM e Índice de incertidumbre de los sistemas de medición IISM.

•	Pérdidas Identificadas PI´s.

•	Indicadores de Pérdidas No Identificadas PNI´s.

4.1.3	Responsabilidades de la Vicepresidencia de Servicios y Tecnología (VST)

•	Designar en la Dirección de Gestión de Proyectos (DPY) y en la Dirección de Abastecimiento y Servicios (DAB) líderes temáticos de medición de Hidrocarburos y Biocombustibles, con el perfil y la dedicación requeridos para la gestión de proyectos y procesos de compra relacionados con sistemas de medición.

4.1.4	Responsabilidades de las Vicepresidencias Operativas (VEX, VPR, VRP, VIT y VSM)

•	Aprobar anualmente las metas para los indicadores de PNI´s (Pérdidas no identificadas) y PI´s (Pérdidas Identificadas) de las Gerencias Operativas y hacer seguimiento mensual dentro del TBG de la Vicepresidencia.

•	Designar líderes de medición de Hidrocarburos y Biocombustibles con el perfil y la dedicación acorde a las necesidades de cada negocio.

•	Asignar los recursos necesarios para alcanzar las metas establecidas de los índices de gestión de la medición de cantidad y calidad de Hidrocarburos y Biocombustibles (IGSM) e Índice de incertidumbre de los sistemas de medición (IISM).

•	Hacer seguimiento al cierre de hallazgos de inspecciones de los índices de gestión de la medición de cantidad y calidad de Hidrocarburos y Biocombustibles (IGSM).

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REGLAMENTO PARA LA GESTIÓN DE LA MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-R-001	Fecha aprobación: 01/10/2010	Versión: 04

•	Asegurar que se apliquen los lineamientos de medición de cantidad y calidad de los Hidrocarburos y Biocombustibles establecidos en el presente reglamento, en el Manual de Medición de Hidrocarburos y Biocombustibles, en los Estándares Corporativos de Ingeniería de la Medición y en los Procedimientos Corporativos de Medición y Aseguramiento Metrológico vigentes, generados por el Departamento de Medición y Contabilización de Hidrocarburos y Biocombustibles.

•	Hacer seguimiento mensual a los planes de mejoramiento y a los proyectos de inversión en medición de cantidad y calidad de Hidrocarburos y Biocombustibles.

•	Asignar los recursos necesarios para ejecutar los programas de aseguramiento del conocimiento en medición.

4.1.5	Responsabilidades de las Gerencias Operativas de VEX, VPR, VRP, VIT y VSM

•	Proponer las metas anuales de los indicadores de PNI´s (Pérdidas no identificadas) y PI´s (Pérdidas Identificadas) y hacer seguimiento para el cumplimiento de estas.

•	Reportar Mensualmente a las Vicepresidencias Operativas los indicadores de PNI´s (Pérdidas no identificadas) y PI´s (Pérdidas Identificadas) del área bajo su responsabilidad para cada tipo de operación.

•	Propender porque todas las operaciones de producción, transferencia de custodia y determinación de inventarios de productos de la cadena de suministro a su cargo, se midan en su cantidad y en su calidad de acuerdo con las prácticas corporativas que se reflejan en este reglamento, los manuales, estándares y procedimientos de medición y contabilización oficiales, del Sistema de Gestión de la Calidad de la Empresa.

•	Gestionar la firma y puesta en servicio de los Acuerdos de medición para transferencia de custodia de productos de la cadena de suministro de Ecopetrol, entre los negocios y/o terceros.

•	Reportar al Departamento de Medición y Contabilización de Hidrocarburos y Biocombustibles los indicadores IGSM y el IISM de todos los sistemas de medición que se encuentren a su cargo, así: para los puntos de medición para transferencia de custodia, éste podrá actualizarse continuamente, y su reporte en la herramienta del Sistema de Información Volumétrico SIV se incluirá dentro de la gestión de maestros de la misma. Los puntos de medición no designados oficialmente como de transferencia de custodia y de acuerdo a su importancia e impacto serán calculados y reportados mínimo una vez al año

•	Atender diligentemente y con personal idóneo las inspecciones y auditorias a los sistemas de medición.

•	Aprobar, presupuestar y reportar mensualmente el avance de los planes de mejoramiento a los sistemas de medición; para el cierre de los hallazgos y no conformidades resultantes de las inspecciones y auditorias a los sistemas de medición.

4.1.6	Responsabilidades de los Líderes y Profesionales de Medición y Contabilización de Hidrocarburos de las Vicepresidencias Operativas.

•	Estimar y reportar anualmente a las Gerencia Operativas el IISM (Índice de Incertidumbre de los sistemas de medición) de los sistemas de transferencia de custodia y establecer con base en él, la incertidumbre sistémica de la vicepresidencia por tipo de operación.

•	Proponer con base en la incertidumbre sistémica por tipo de operación y los planes de mejoramiento, las metas de las PNI´s (Pérdidas no identificadas) para las Gerencias Operativas, de acuerdo con los lineamientos del Comité Táctico de Medición y Contabilización CTM&C.

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REGLAMENTO PARA LA GESTIÓN DE LA MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-R-001	Fecha aprobación: 01/10/2010	Versión: 04

•	Asegurar el conocimiento y la aplicación de la estructura documental que gobierna el proceso de medición de Hidrocarburos y Biocombustibles de la cadena de suministro y proponer mejoras y actualizaciones cuando se requieran.

•	Asesorar a la operación para asegurar la aplicación de las prácticas recomendadas en la estructura documental que gobierna el proceso de la medición de Hidrocarburos y Biocombustibles de la cadena de suministro.

•	Asegurar que se desarrollen e implementen los acuerdos de medición requeridos en cada negocio para regular la transferencia de custodia de Hidrocarburos y Biocombustibles con los diferentes negocios de Ecopetrol S.A. y/o terceros.

•	Realizar la coordinación y seguimiento a la ejecución de los planes de mejora de los sistemas de medición de Hidrocarburos y Biocombustibles de las vicepresidencias operativas, gestionar el reporte de atención de hallazgos y asesorar a las áreas operativas y de mantenimiento para asegurar la solución de los mismos.

•	Formular proyectos y/o planes de mejoramiento y justificarlos en los diferentes Comités o instancias de aprobación del gasto o de las fases de maduración de los proyectos de inversión de las vicepresidencias operativas para aquellos sistemas cuyos niveles de incertidumbre superen las metas establecidas.

•	Verificar que en los proyectos de desarrollo o mejora de la infraestructura de la empresa, donde se vea involucrada la actividad de medición y contabilización de Hidrocarburos y Biocombustibles, se cumplan los lineamientos del presente reglamento, el manual, procedimientos, formatos y los estándares de ingeniería de medición de líquidos y gas.

•	Participar en el Comité Táctico de Medición y Contabilización de Hidrocarburos y Biocombustibles y gestionar los compromisos adquiridos en el mismo.

•	Responder por el aseguramiento metrológico de los equipos y sistemas de medición a su cargo.

4.1.7	Responsabilidades del Departamento de Medición y Contabilización de Hidrocarburos y Biocombustibles.

•	Liderar desde el nivel corporativo la aplicación del reglamento, manuales, procedimientos, formatos y estándares corporativos de medición de Hidrocarburos y Biocombustibles de Ecopetrol S.A., y proponer mejoras y/o actualizaciones de acuerdo las mejores prácticas de industria.

•	Convocar y liderar las reuniones del Comité Táctico de Medición y Contabilización de Ecopetrol S.A.

•	Revisar sistemáticamente el desempeño en la gestión de la medición y contabilización de Hidrocarburos y Biocombustibles de las Vicepresidencias Operativas a través del Comité Táctico de Medición y Contabilización.

•	Identificar las oportunidades de mejoramiento y asesorar a los negocios en el desarrollo de proyectos y planes de gestión en las actividades de operación y/o mantenimiento de los sistemas de medición de Hidrocarburos y Biocombustibles de la cadena de suministros.

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REGLAMENTO PARA LA GESTIÓN DE LA MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-R-001	Fecha aprobación: 01/10/2010	Versión: 04

•	Realizar conjuntamente con las áreas operativas responsables las actividades de Análisis Sistémico Integral de Control de Pérdidas (ASICP), de forma que se reduzcan las pérdidas en sistemas transversales a los negocios para evidenciar, problemas de medición, registro y/o aseguramiento de la información de cantidad y calidad de los productos de la cadena de suministro, desde la fuente hasta los sistemas ERP de la empresa, involucrando planes de mejora y recomendaciones para los negocios.

•	Asesorar el desarrollo de los Acuerdos de medición requeridos por las áreas operativas para regular la transferencia de custodia de Hidrocarburos y Biocombustibles entre los diferentes negocios de Ecopetrol S.A. y/o terceras partes conectadas.

•	Asegurar que la empresa cuente con listados apropiados para la adquisición de equipos, productos y servicios que garanticen que los proyectos que involucren sistemas de medición de cantidad y calidad de productos de la cadena de suministro de Ecopetrol, cumplan con los mejores estándares de la industria.

•	Propender por lograr la mayor sinergia corporativa en los procesos de contratación de auditorías, inspecciones de IGSM, inspecciones de cantidad y calidad en operaciones terrestres, fluviales y marítimas, inspecciones de loss control y en general de procesos de certificación de la cantidad y calidad de los productos de la cadena de suministro.

•	Dar apoyo a la organización en la atención de requerimientos de los entes de control en materia de medición de Hidrocarburos y Biocombustibles de la cadena de suministro.

•	Propender por que los contratos de producción en sus diferentes modalidades, de compra – venta, comercialización y transporte de los productos de la cadena de suministro, reflejen y permitan aplicar y exigir las mejores prácticas de la industria en la medición de la cantidad y la calidad de los inventarios y las transferencias de custodia.

•	Asesorar a los negocios en la atención de las reclamaciones de los clientes en materia de medición y contabilización de Hidrocarburos y Biocombustibles de la cadena de suministro.

•	Representar a Ecopetrol S.A. ante los entes reguladores en materia de metrología y medición de cantidad y calidad de Hidrocarburos y Biocombustibles a nivel nacional e internacional.

•	Representar a Ecopetrol S.A. ante las entidades nacionales e internacionales que establecen los estándares de la industria en medición de Hidrocarburos y Biocombustibles.

•	Planear y verificar la mejora continua de los procesos, procedimientos e infraestructura de la medición de Hidrocarburos y Biocombustibles en Ecopetrol S.A.

4.1.8	Responsabilidades del Instituto Colombiano del Petróleo ICP.

•	Dar soporte a Ecopetrol S.A, en materia de investigación y desarrollo de tecnologías para la medición de cantidad y calidad de Hidrocarburos y Biocombustibles de la cadena de suministro. Para ello contara con un líder de medición dedicado a la coordinación de las acciones que el Instituto desarrolle en asocio con las Vicepresidencias Operativas.

•	Asesorar a la organización de Ecopetrol S.A en los procesos de aseguramiento metrológico de cantidad y calidad y su conocimiento asociado apoyando el desarrollo de competencias.

•	Inspeccionar y verificar el desempeño metrológico de los laboratorios para la determinación de la calidad de los Hidrocarburos y Biocombustibles de Ecopetrol S.A mediante un programa inter-laboratorios, generando las recomendaciones para el cumplimiento de la normatividad internacional en esa materia.

•	Disponer de las licencias y versiones actualizadas de los estándares nacionales e internacionales en materia de medición de cantidad (API, IP, GPA, OIML, ISO, NIST y AGA) y calidad (ASTM, GPA e IP) de Hidrocarburos y Biocombustibles y suministrar a cada uno de los negocios que lo requiera el acceso a las mismas.

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REGLAMENTO PARA LA GESTIÓN DE LA MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-R-001	Fecha aprobación: 01/10/2010	Versión: 04

4.1.9	Responsabilidades del Comité Táctico de Medición y Contabilización CTM&C.

•	Asegurar la integridad de los planes y programas de los negocios en forma que se garantice el cumplimiento de los lineamientos y objetivos corporativos de medición de cantidad y calidad de Hidrocarburos y Biocombustibles de la cadena de suministro para la fiscalización, medición de inventarios, medición de procesos y medición de transferencia de custodia.

•	Hacer seguimiento a los tableros balanceados de gestión (TBG) de las vicepresidencias operativas e integrar el tablero balanceado de gestión corporativo en materia de medición y contabilización de Hidrocarburos y Biocombustibles.

•	Hacer seguimiento a los planes de acción de mejoramiento de la medición de las Vicepresidencias Operativas y reportar el avance de los indicadores corporativos.

•	Gestionar el establecimiento de Acuerdos de medición para transferencia de custodia de productos de la cadena de suministro de Ecopetrol, entre los negocios y/o terceros.

•	Revisar y validar los documentos del sistema de gestión de calidad relacionados con la medición y contabilización antes de ser aprobados por los responsables.

•	Gestionar que en cada negocio los procesos operativos, los proyectos, y todas las acciones de mejora estén desarrollados de acuerdo con los estándares, manuales y procedimientos corporativos relacionados con la medición de Hidrocarburos y Biocombustibles.

•	Aprobar el Vendor List corporativo que utiliza DAB para la compra y contratación de productos y servicios de medición de Hidrocarburos y Biocombustibles.

•	Revisar los impactos que puedan tener las decisiones adoptadas por la Comisión Técnica de Medición y decidir si las mismas ameritan que se modifiquen los documentos corporativos para la gestión de la medición.

4.1.10	Responsabilidades de las gerencias técnicas y responsables de las áreas de proyectos.

•	Aplicar los estándares de ingeniería corporativos, para la medición dinámica de cantidad y calidad de Hidrocarburos líquidos y de gas natural, en el desarrollo de los proyectos de la empresa dentro de cuyo alcance existan sistemas de medición de Hidrocarburos y/o Biocombustibles.

4.2 NORMATIVA LEGAL Y TÉCNICA

El presente reglamento se rige por la legislación y estándares nacionales vigentes para medición de cantidad y calidad de Hidrocarburos y Biocombustibles y se lleva a la práctica a través las directrices contenidas en el Manual de Medición de Hidrocarburos y Biocombustibles de Ecopetrol S.A.

4.3 DOCUMENTOS PARA LA GESTIÓN DE LA MEDICIÓN

•	La estructura documental que regula la gestión de medición de Hidrocarburos y Biocombustibles de Ecopetrol S.A estará integrada por:

o	Reglamento para la Gestión de la Medición de Hidrocarburos y Biocombustibles
o	Manual de Medición de Hidrocarburos y Biocombustibles

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REGLAMENTO PARA LA GESTIÓN DE LA MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-R-001	Fecha aprobación: 01/10/2010	Versión: 04

o	Estándares de Ingeniería para sistemas de medición de Hidrocarburos y Biocombustibles.

o	Procedimientos corporativos de medición estática y dinámica para crudos, refinados, Biocombustibles, y de medición dinámica para gas natural.

o	Formatos estandarizados de reporte de medición de cantidad y calidad.

•	Todos los documentos para la gestión, y operación y aseguramiento de la medición de Hidrocarburos y Biocombustibles estarán dentro del sistema de gestión integral de Ecopetrol S.A, identificados y controlados.

•	Los registros necesarios para la gestión y operación de la medición, deberán ser identificados, almacenados y protegidos con un tiempo de retención acorde con la política corporativa de retención documental.

4.4 DESARROLLO DE COMPETENCIAS

El Departamento de Medición y Contabilización de Hidrocarburos y Biocombustibles gestionará la estructura de cursos orientados al desarrollo de competencias para profesionales, técnicos y operadores en materia de medición y contabilización de Hidrocarburos y Biocombustibles, en asocio con la Universidad Corporativa de Ecopetrol S.A.

El personal requerido para lograr el desarrollo, sostenimiento y mejoramiento continuo de las competencias de medición de la cantidad y la calidad de los Hidrocarburos y Biocombustibles será programado por cada una de las Gerencias Operativas utilizando la oferta de cursos de la Universidad Corporativa.

5. CONTINGENCIAS

No aplica.

7/8

REGLAMENTO PARA LA GESTIÓN DE LA MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-R-001	Fecha aprobación: 01/10/2010	Versión: 04

RELACIÓN DE VERSIONES

Versión	Fecha	Cambios
01	2/08/2004	Documento Inicial
02	11/12/2007	Se define el Índice de Gestión de la Medición IGSM
03	14/04/2009	Revisión del documento
04	01/10/2010	Revisión del Documento y Cambio de Política a Reglamento

Para mayor información sobre este documento dirigirse a quien lo elaboró, en nombre de la dependencia responsable:

Elaboró: Rodrigo Satizabal

Teléfono: 43390

Buzón: rodrigo.satizabal@ecopetrol.com.co

Dependencia: Departamento de Medición y Contabilización PMC- GPS-VSM

Revisó	Aprobó

/s/ Rodrigo Satizabal	/s/ Javier Gutierrez
RODRIGO SATIZABAL	JAVIER GUTIERREZ
Departmento de Medición y Contabilización	Presidente

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN
DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

TABLA DE CONTENIDO

1. OBJETIVO	2

2. GLOSARIO	2

3. CONDICIONES GENERALES	29

3.1. REFERENCIAS NORMATIVAS	29

4. DESARROLLO	34

4.1. ESTÁNDAR DE INGENIERÍA PARA LA MEDICIÓN DINÁMICA DE CANTIDAD Y CALIDAD DE HIDROCARBUROS LÍQUIDOS	34

4.2. ESTÁNDAR DE INGENIERÍA PARA LA MEDICIÓN DINÁMICA DE CANTIDAD Y CALIDAD DE GAS NATURAL	35

4.3. ESTÁNDAR DE INGENIERÍA PARA SISTEMAS HIBRIDOS DE MEDICION EN TANQUES	35

4.4. GESTIÓN EN LAS ÁREAS OPERATIVAS	35

4.5. CONTROL Y SEGUIMIENTO DE EQUIPOS DE MEDICIÓN	35

4.6. ANEXOS	36

5. CONTINGENCIAS	45

Todos los derechos reservados para Ecopetrol S.A. Ninguna reproducción externa copia o transmisión digital de esta publicación puede ser hecha sin permiso escrito. Ningún párrafo de esta publicación puede ser reproducido, copiado o transmitido digitalmente sin un consentimiento escrito o de acuerdo con las leyes que regulan los derechos de autor y con base en la regulación vigente.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN
DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

1.	OBJETIVO

Estandarizar los procedimientos que afectan la medición de cantidad y calidad de crudos, refinados, GLP, gas natural y biocombustibles, en operaciones de transferencia de custodia y fiscalización, de acuerdo con parámetros nacionales e internacionales.

2.	GLOSARIO

A continuación se presenta un listado no exhaustivo de términos con sus definiciones, que permitirá entender el contenido del Manual de Medición de Hidrocarburos y Biocombustibles (MMH).

A

AC- Acción correctiva: acción tomada para eliminar la causa de una no conformidad detectada u otra situación indeseable.

Acondicionador de señal: dispositivo que amplifica o prepara la señal para la entrada a un dispositivo terciario. Un ejemplo es el pre-preamplificador de una turbina.

Acondicionador o enderezador de flujo: elemento de tubería que contiene dispositivos acondicionadores o su equivalente que se instala a la entrada del medidor de flujo para eliminar remolinos y generar un perfil de flujo simétrico.

Acuerdo de medición: documento accesorio a los convenios entre negocios y/o contratos comerciales de ECOPETROL S.A., con terceros, en relación con sus operaciones de transferencia de custodia de hidrocarburos y biocombustibles, en armonía con los fundamentos legales, buenas prácticas y las limitaciones técnicas de dichas operaciones y sus instalaciones.

Aforo: proceso por el cual se determina la equivalencia entre las diferentes alturas de un tanque y el volumen contenido.

AGA: American Gas Association.

Agua disuelta: agua en solución en el petróleo y productos derivados del petróleo.

Agua libre (FW - Free Water): es el volumen de agua que contiene un tanque con hidrocarburos o derivados del petróleo, que no se ha disuelto y que existe como una fase separada. El nivel de agua libre se mide manualmente con pasta indicadora de agua o con una cinta de medición electrónica.

Agua suspendida en un hidrocarburo: es la cantidad de agua que se encuentra en estado de suspensión en el hidrocarburo. Se determina por pruebas de laboratorio, sobre una muestra representativa del contenido de tanque ó ducto.

Agua y sedimento (SW - sediment & water): todo material que coexiste con el petróleo líquido sin ser parte del mismo; y que requiere ser medido. Este material foráneo puede incluir agua libre y sedimento (FW&S) y agua emulsionada o en suspensión y sedimento (SW). La cantidad de material en suspensión (SW) es determinada por métodos de laboratorio.

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GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN
DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

Altura de referencia: es la distancia desde el punto de medición o plato de medición en el fondo del tanque hasta el punto de referencia, como indica la tabla de aforo.

Altura de referencia observada: distancia medida desde el fondo del tanque o la platina de medición (datum plate) hasta el punto de referencia establecido.

Altura de vacío: distancia libre entre el punto de referencia y el nivel del líquido. Representa el espacio de un tanque no ocupado por un líquido.

Altura del líquido: distancia entre el nivel del líquido y el fondo del tanque. Indica el espacio de un tanque ocupado por un líquido.

Análisis composicional de gases: proceso para establecer la composición de una mezcla gaseosa. Para el análisis de composición de gases están los métodos cromatográficos, ultravioleta, visible, infrarrojo y espectroscopias de infrarrojo cercano, espectroscopia másica, sensores y analizadores químicos.

Análisis estadístico: metodología que permite evaluar y ajustar el comportamiento de una variable durante un proceso a través del tiempo, midiendo la amplitud de su dispersión y observando su dirección y los cambios que experimenta. Por ejemplo: al determinar el factor de un medidor o factores de desempeño de equipos o instrumentos de medición e inclusive para determinar cálculos de incertidumbre en la medición estática ó dinámica.

ANH: Agencia Nacional de Hidrocarburos. Entidad adscrita al Ministerio de Minas y Energía, creada mediante decreto No. 2288 de 2004.

Anillos de un tanque: línea o fila de láminas de acero o hierro del casco, cubierta, mampara o armazón de un tanque de almacenamiento de hidrocarburos.

AP- Acción preventiva: acción tomada para eliminar la causa de una no conformidad potencial u otra situación potencialmente no deseable.

API (American Petroleum Institute): Instituto Norteamericano del Petróleo, organismo encargado de estandarizar y normalizar bajo estrictas especificaciones de control de calidad, diferentes materiales y equipos para la industria petrolera. Igualmente establece normas para diseño, construcción y pruebas en instalaciones petroleras, incluyendo diseño de equipos y pruebas de laboratorio para derivados del petróleo.

ASICP: Análisis Sistémico Integral de Control de Pérdidas.

Asiento (trimado): condición de un buque con respecto a su posición longitudinal en el agua. El asiento es la diferencia entre los calados de proa y popa, puede ser “hacia proa” o “hacia popa".

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DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

Auditor: persona con la competencia para llevar a cabo una auditoría.

Auditoría: proceso sistemático, independiente y documentado para obtener evidencias que, al evaluarse de manera objetiva, permiten determinar la extensión en que se cumplen los criterios definidos para la auditoría interna.

B

Bache: es un lote, o parcela de volumen determinado de hidrocarburo, con una composición conocida que se mueve en un periodo de tiempo determinado.

Bala: tanque cilíndrico horizontal, utilizado para almacenar o transportar gases licuados.

Balance: proceso mediante el cual se establece una relación entre los recibos, las entregas, consumos, cambio de inventarios, para llegar a tener un dato de las pérdidas identificadas y no identificadas en un período de tiempo dado.

Baño fijo: es un medio donde se obtienen temperaturas fijas conocidas, basado en los cambios de estado de los materiales a temperaturas fijas como el baño de hielo, el vapor de agua o del sulfuro, y en general puntos de congelamiento, de ebullición y triples puntos. Muchos de esos valores han llegado a ser puntos de referencia para determinar la escala y son por ello apropiados especialmente para calibración.

Baño variable: es un medio donde se crea y se controla una temperatura ambiente apropiada para la inmersión de sensores de temperatura tales como termocuplas, RTDs o termómetros de vidrio con el propósito de comparar la lectura de dos instrumentos.

Barcaza: artefacto naval o fluvial dedicado al transporte de hidrocarburos.

Barril (bl): unidad de volumen para hidrocarburos igual a 42 galones americanos, o 9.702,0 pulgadas cúbicas.

Báscula: dispositivo para determinar la masa o peso de un cuerpo, dependiendo del aparato o procedimiento empleado.

Bodega: compartimiento de un bote o de un buque-tanque en el que se almacena el producto.

Bote: embarcación utilizada para el transporte fluvial que forma parte de un convoy y que consta de bodegas en las cuales se transportan diferentes productos líquidos.

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CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN
DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

Buenas prácticas de la industria del petróleo: operaciones, procedimientos métodos y procesos seguros, eficientes y adecuados, implementados para la obtención del máximo beneficio económico en la recuperación final de las reservas de hidrocarburos y la reducción de las pérdidas en los procesos de medición.

Bulbo: es el contenedor del fluido del termómetro.

Buquetanque: embarcación utilizada para el transporte marítimo de hidrocarburos líquidos.

C

Cadena de suministro: conjunto de recursos físicos, que se utilizan para extraer, producir, transportar, distribuir, almacenar, refinar y exportar el petróleo, el gas y todos sus productos asociados a la producción y refinación.

Calado: inmersión de un buque por debajo de la línea de flotación, medida desde la superficie del agua hasta el canto inferior de la quilla del mismo.

Calibración: el conjunto de operaciones que establecen bajo condiciones especificadas la relación entre los valores de magnitudes indicados por un instrumento o sistema de medición, o valores representados por una medida materializada o un material de referencia y los correspondientes valores realizados por patrones.

Calibración de medidores de flujo: es la comparación entre un volumen patrón y el medido por un medidor, a condiciones de referencia, con el fin de obtener un factor del medidor.

Calidad: grado en el que un conjunto de características inherentes de un producto proceso o sistema, cumple con los requisitos, necesidad o expectativa establecida, generalmente implícita u obligatoria, la calidad de un hidrocarburo está definida en el contrato que firman las partes.

Cámara de expansión: es una prolongación del tubo capilar en la punta del termómetro. Previene el aumento excesivo de presiones en los termómetros llenos de gas o de mercurio.

Campo: área en cuyo subsuelo existe o hay indicios de que existan uno o más yacimientos de hidrocarburos.

Cantidad a bordo (OBQ - On Board Quantity): es la cantidad de material a bordo en los tanques del buque y/o barcaza, espacios vacíos y/o tuberías antes de la carga. La cantidad a bordo puede incluir, petróleo, desechos, residuos de petróleo, agua, emulsión de petróleo/agua, lodos y sedimentos.

Carta de control de los factores del medidor: diagrama de factores sucesivos del medidor (o errores relativos del medidor) generalmente trazado como una función del tiempo. Se utiliza para evaluar la estabilidad del medidor y determinar en qué momento el funcionamiento del mismo se ha salido de su rango normal.

Caudal volumétrico: volumen que pasa por un área dada en un tiempo determinado. La unidad principal de medida es el metro cúbico por segundo, que es el caudal en volumen de una corriente uniforme tal que una sustancia de 1 metro cúbico de volumen atraviesa una sección determinada en 1 segundo.

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ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

Caudal másico: masa que pasa por un área dada en un tiempo determinado. La unidad principal de medida es, el kilogramo por segundo, que es el caudal másico de una corriente uniforme tal que una sustancia de 1 kilogramo de masa atraviesa una sección determinada en 1 segundo.

Causa raíz: causa básica que origina la no conformidad o el problema real o potencial y que una vez eliminada impide la ocurrencia de la situación no deseada.

Cavitación: es una vaporización local del líquido inducida por una reducción hidrodinámica de la presión, generando bolsas localizadas de vapor dentro del líquido. Para evitar la cavitación en un medidor, se debe mantener una presión de operación 1,25 veces mayor que la presión de vapor mas 2 veces la caída de presión a través del medidor.

Cinta de referencia: cinta disponible en una facilidad, planta o estación, con la cual se verifican las cintas de trabajo en dicho lugar. Estas cintas deben tener un certificado de calibración emitido por una organismo metrológico.

Cinta métrica de medición de tanques (conjunto cinta-plomada): cinta metálica graduada que se utiliza para determinar la profundidad del líquido en un tanque. Se utiliza con su respectiva plomada.

Cinta métrica de medición de anillos (strapping tape): cinta de medición graduada en unidades de longitud que se utiliza para tomar las medidas que se emplean para calcular la tabla de calibración o tabla de aforo de un tanque.

Cinta para medición a fondo: cinta metálica graduada que se utiliza para medir la profundidad de líquido en un tanque. El “cero” de esta cinta está localizado en la punta de la plomada (parte puntiaguda).

Cinta para medición al vacío: cinta metálica graduada que se utiliza para medir el espacio de volumen vacío en un tanque. Esta cinta tiene el “cero” de la escala en el gancho de unión entre la cinta y la plomada. La escala para la cinta se inicia en forma ascendente desde el cero de referencia y para la plomada en forma descendente desde el mismo punto. La plomada tiene forma prismática cuadrangular.

Cliente: persona natural o jurídica que recibe o entrega hidrocarburos para su custodia en los puntos de conexión.

Combustóleo: combustible líquido que contiene fondos provenientes de la destilación del crudo o de “cracking” térmico; algunas veces se le conoce como combustóleo pesado (“heavy fuel oil”).

Competencia: habilidad demostrada para aplicar conocimientos y aptitudes.

Computador de flujo: es una unidad de procesamiento aritmético con memoria asociada que acepta señales convertidas eléctricamente que representan las señales de entrada de los sistemas de medición de líquido o gases y desarrolla cálculos con el propósito de proveer la tasa de flujo e información de la cantidad total transferida.

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DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

Condensado: mezcla de hidrocarburos relativamente livianos, separados del gas natural, que permanecen líquidos a temperatura y presión atmosférica, tienen alguna cantidad de propano y butano disueltos.

Condensado de línea: es el líquido formado en una tubería por un cambio de la fase de gas a líquido, como resultado de cambios en temperatura y/ o presión. El condensado de línea es también llamado por algunos segmentos de la industria, como condensado retrógrado.

Condiciones ambientales: condiciones del medio (presión, temperatura, humedad, etc.) que rodean un dispositivo de medición dado, como un medidor de flujo, instrumento, transductor, tanque, etc.

Condiciones estándar base: para líquidos con una presión de vapor igual o menor que la atmosférica a la temperatura base son las siguientes: en unidades USC: presión 14,696 psia (101,325 kPa), temperatura 60,0 °F (15,56 °C). En el Sistema Internacional de Unidades (SI): presión 101,325 kPa (14,696 psia), temperatura, 15,00 °C (59,0 °F). Para los hidrocarburos líquidos que tienen una presión de vapor mayor que la presión atmosférica a la temperatura base, la presión base será la presión de vapor de equilibrio a la temperatura base.

Contenido recuperable de hidrocarburos líquidos: es la cantidad de productos líquidos teóricos recuperables de una corriente.

Control: comprobación o inspección de alguna operación o evento. Limitación o verificación del mismo. Supervisión de lo realizado.

Controlador de muestra: dispositivo que gobierna la operación de un extractor de muestras.

Conversor análogo-digital (A/D): es un procesador de señal que convierte una señal eléctrica análoga a una correspondiente señal digital.

Conversor digital-análogo (D/A): es un procesador que convierte una señal digital a una señal eléctrica análoga correspondiente.

Convertidor de frecuencia: instrumento electrónico que convierte la frecuencia (tren de pulsos) a una señal analógica proporcional.

Convoy: grupos de botes movilizados por un remolcador.

Corrección por asiento: corrección algebraica aplicada a los volúmenes o a los aforos observados en los tanques de una embarcación cuando esta no tiene calados parejos y el líquido toca todas las mamparas del tanque. La corrección por asiento puede llevarse a cabo utilizando las tablas de corrección por asiento o por cálculo.

Corrección por escora: aplicable a la medición observada o al volumen observado cuando un buque se está inclinando con respecto a un eje de simetría vertical perpendicular a la base del mismo. La corrección por escora puede realizarse sobre la base de las tablas de corrección de inclinación del buque para cada tanque, o mediante cálculos matemáticos.

Corrida: comparación del instrumento de medida contra un patrón.

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ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

Corrida de calibración oficial del medidor: proceso operativo con el cual se obtiene el nuevo factor para el medidor. Se informa al representante de cada uno de los clientes internos (áreas de negocio) y externos que se vean afectados por esta medición para que éstos, se encuentre presentes en la prueba del medidor que generará el nuevo factor.

Corte: es una línea hecha sobre la cinta de medición o la plomada, por el líquido que se ha medido, al reaccionar con la crema reveladora, este corte puede ser producido por el agua o el producto. Para cada caso se utiliza un tipo de crema diferente.

CPL(o Cpl): factor de corrección por efecto de la presión sobre el líquido. Aplica para el medidor (CPLM) y para el probador (CPLP).

CPS (o Cps): factor de corrección por efecto de presión sobre el acero para el probador.

Criterios de auditoría: conjunto de políticas, reglamentos, manuales, procedimientos, formatos o requisitos, utilizados como una referencia frente a la cual se compara la evidencia de la auditoría.

Crudo: es una mezcla de hidrocarburos que existe en fase liquida y en reservorio bajo tierra y que permanece en fase liquida a presión atmosférica después de haber sido tratado en facilidades de separación superficial.

CSW: Factor de corrección utilizado como indicador de la presencia de sedimento y agua en suspensión en el crudo.

CTPL: factor de corrección combinado por efecto de temperatura y presión sobre la densidad y el volumen de los hidrocarburos líquidos según API MPMS Capítulo 11.1-2004. Históricamente es conocido como VCF.

CTL (o Ctl): factor de corrección por efecto de temperatura sobre el líquido. Es la razón de la densidad de un líquido a la temperatura t y presión p, a su densidad a la temperatura estándar de 60 °F y 14,696 psia (o a 15 °C y 101,325 kPa). El volumen de un líquido a la temperatura t, puede convertirse a su volumen a temperatura de referencia, multiplicando su volumen a temperatura t por el CTL a la temperatura t.

CTMC: Comité Táctico de Medición y Contabilización. Grupo que lidera a nivel corporativo la normativa y gestión de la Medición y Contabilización. Este Comité es convocado y liderado por el Departamento de Medición y Contabilización de Hidrocarburos (PMC) de la Gerencia de Planeación y Suministro (GPS) de la Vicepresidencia de Suministro y Mercadeo (VSM).

CTS (o Cts): factor de corrección por efecto de temperatura sobre el acero.

CTSh: factor de corrección por efecto de la temperatura sobre la lámina del tanque de almacenamiento. Tiene en cuenta el efecto de contracción o expansión de un tanque cilíndrico vertical debido a la temperatura de la lámina del tanque. Se debe aplicar a los volúmenes extraídos de tablas de aforo que han sido calculadas a le temperatura de referencia de 60 °F.

D

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ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

Densidad absoluta: es la masa de sustancia que ocupa una unidad de volumen a una temperatura especificada, a la presión atmosférica o a la presión de vapor de equilibrio. Esta definición es referenciada algunas veces como "densidad verdadera" o como "densidad en vacío". En la industria del petróleo si la temperatura no se indica se asume la temperatura estándar (60 °F ó 15 °C). Las unidades en el SI son kg/m3.

Densidad base: es la densidad del líquido a la temperatura base de referencia 60,0 ºF. La densidad base se determina a partir de la densidad y la temperatura observadas.

Densidad en el aire (aparente): es la relación del peso aparente de una sustancia, por unidad de volumen.

Densidad en vacío (in vacuo): es la relación de la masa verdadera (sin el efecto de empuje del aire) por unidad de volumen. Las densidades reportadas a través de los métodos ASTM D1298, ASTM D287, ASTM D4052, ASTM D5002 son "in vacuo".

Densidad relativa: relación de la densidad de una sustancia a una temperatura específica a la densidad de una sustancia de referencia a una temperatura de referencia. Se deben reportar las temperaturas de referencia de cada una. Ejemplo: 60 °F/60 °F significa densidad líquido a 60 °F/densidad agua a 60 °F; 60 °F/77 °F significa densidad líquido a 60 °F/densidad agua a 77 °F. Esta expresión reemplaza a la expresión obsoleta “gravedad específica”. Es una magnitud adimensional y por tanto, sin unidades.

Densitómetro (densímetro o medidor de densidad): es un transductor que permite convertir la densidad de un fluido en una señal electrónica.

Desemulsificante: producto químico, que se usa para romper la interfase crudo-agua y que ayuda a separar estos dos sustancias.

Despacho: volumen de producto transferido a otro sistema dentro del mismo negocio.

Destilación: proceso físico mediante el cual sustancias líquidas son separadas a través del suministro de calor, teniendo como principio de separación diferentes puntos de ebullición.

Destilador: aparato que sirve para separar sustancias a partir de sus diferentes puntos de ebullición y consta principalmente de un matraz, un condensador, una trampa aforada y un calentador.

Desviación: (1) Cualquier separación de un valor de referencia. (2) Cambio observado, usualmente incontrolable, en el funcionamiento del medidor, factor del medidor, etc., que ocurre después de un período de tiempo. (3) Cuando se utiliza el método óptico de la línea de referencia para calibración de tanques, se refiere a la medida observada a través del dispositivo óptico en la escala graduada horizontal del carro magnético en cada estación vertical.

Desviación estándar: también llamada desviación típica, es una medida de dispersión usada en estadística que establece cuánto tienden a alejarse los valores puntuales con respecto del promedio en una distribución. De hecho, específicamente, la desviación estándar es "el promedio de la distancia de cada punto respecto del promedio".

DCS: Sistema de Control Distribuido.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN
DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

Día operacional: periodo de veinticuatro (24) horas que se inicia a las cero (00:00) y termina a las veinticuatro horas (24:00)

Dispositivo electrónico aguas abajo: es aquel que recibe salidas de un dispositivo terciario.

E

ECV: Equipo de Cómputo y Visualización (en cuarto de control).

Eliminador: dispositivo eliminador de aire, gas o vapor que se utiliza en una tubería para separar y eliminar aire o vapor atrapado en el líquido para evitar su entrada al medidor, lo que producirá medidas erróneas al ser detectado como líquido.

Empaquetado de línea: acción de completar el lleno de línea a partir de un momento en el que se considera que la línea no está completamente llena.

Emulsión continua de agua: es una mezcla de agua y aceite, en la cual el agua es el componente mayor y el aceite está en suspensión.

Emulsión continua de aceite: es una mezcla de agua y aceite, en la cual el aceite es el componente mayor y el agua está en suspensión

Entrega: volumen de producto transferido en custodia a un tercero o a un sistema de otro negocio de ECOPETROL S.A.

Equipo auditor: conjunto de personas que intervienen en una Auditoría, generalmente conformado por el auditor líder, un auditor en medición y otro en formación.

Equipo certificado: equipo cuyo desempeño se enmarca bajo los estándares de mantenimiento primario establecidos por una organización de estándares reconocida internacionalmente como por ejemplo el Instituto Nacional de Tecnología y Estándares que suministra la documentación establecida para la trazabilidad (certificado de conformidad).

Error: es la diferencia entre el valor verdadero de una magnitud y el valor observado en el instrumento de medición.

Error absoluto: diferencia entre el resultado de una medición y el valor real de la cantidad medida, determinada por medio de un dispositivo estándar o patrón adecuado.

Error al azar (estocástico): es un error que varía de manera aleatoria cuando un conjunto de mediciones de la misma variable se hace bajo condiciones efectivamente idénticas.

Error puntual: es el que se produce por errores de observación del individuo o por daño del equipo.

Error sistemático: es aquel que surge en el desarrollo de un número de mediciones hechas en las mismas condiciones con materiales que tengan el mismo valor verdadero de una variable, ya sea que permanezca en un valor absoluto constante y en signo o que varíe de una manera predecible. Los errores sistemáticos son los que producen el sesgo.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN
DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

Escala: conjunto ordenado de marcas acompañadas de sus magnitudes, unidades, símbolos o palabras que sirven de referencia para leer un instrumento.

Escora (inclinación): es la inclinación de un buque expresada en grados a babor o estribor.

Escotilla o boca de medición del tanque: abertura, situada en la parte superior del tanque, desde donde se toman las medidas necesarias para las determinaciones de calidad y cantidad. Se conoce también como boquilla de medición. Sección vertical de tubería que se extiende desde la plataforma de medición hasta cerca del fondo de los tanques equipados con techos flotantes internos o externos. Estas escotillas de medición también se pueden encontrar en buques o barcazas.

Evaluación: calificar el desempeño de un sistema, proceso o actividad.

Evaluación de incertidumbre tipo A: método para evaluar la incertidumbre mediante el análisis estadístico de una serie de observaciones.

Evaluación de incertidumbre tipo B: método para evaluar la incertidumbre por otro medio que no sea el análisis estadístico de una serie de observaciones.

Evidencia de auditoría: registros, declaraciones de hechos o cualquier otra información que son pertinentes para los criterios de auditoría y que son verificables. La evidencia de la auditoría puede ser cuantitativa o cualitativa.

Exactitud: es la medida en la cual los resultados de un cálculo o una lectura de un instrumento se aproximan al valor real (diferencia entre el valor observado y el valor real).

Exactitud intrínseca: es la exactitud del equipo cuando es probado bajo condiciones controladas y bajo especificaciones del fabricante. Este concepto hace referencia al Sistema Hibrido de Medición de Tanques (SHMT).

Exactitud Total: es la exactitud real del equipo o conjunto de equipos. Es la combinación de la exactitud intrínseca dada por el fabricante y de todos los efectos causados por la instalación y operación. Este concepto hace referencia al Sistema Hibrido de Medición de Tanques (SHMT).

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN
DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

Exploración: estudios, trabajos y obras que se ejecutan para determinar la existencia y ubicación de Hidrocarburos en el subsuelo.

F

Facilidades de producción: instalaciones, plantas, vasijas de producción y demás equipos para las actividades de producción, separación, tratamiento, conducción y almacenamiento de hidrocarburos en el campo.

Factor de calibración del medidor (MF): valor adimensional resultante de la relación entre el volumen neto medido por un patrón y el volumen neto medido por un medidor de flujo durante una prueba de calibración.

Factor de cobertura: factor numérico usado como multiplicador de la incertidumbre estándar combinada en el propósito de obtener una incertidumbre expandida. (Este valor de cobertura k, usualmente toma valores en el intervalo de 2 a 3).

Factor de experiencia del buque (VEF - Vessel Experience Factor): resumen histórico de las mediciones del Volumen Total Calculado del buquetanque (TCV), ajustado por la cantidad a bordo (OBQ) o el remanente a bordo (ROB), comparada con las mediciones de tierra (TCV). Se deberá desarrollar el VEF por separado, uno para la carga y otro para la descarga. Es preferible que la información utilizada para calcular un VEF se base en documentos que sigan las normas y prácticas aceptadas por la industria, tales como los reportes de las compañías de inspección.

Factor de merma o de encogimiento: es la relación de un volumen líquido a condiciones del tanque de almacenamiento o algunas condiciones intermedias definidas y el volumen del líquido a condiciones de medición.

Fecha de transacción: es el registro del año, mes y día específico en que inició o terminó la transacción de una cantidad de hidrocarburo.

Fluido trifásico: es el término que describe un fluido que está compuesto de tres estados: hidrocarburo líquido, gas, y producido de agua.

Formula de cuña: es un medio matemático para aproximar pequeñas cantidades de carga liquida y sólida, y agua libre a bordo, antes de la carga y después de la descarga, con base en las dimensiones del compartimiento de carga y el asiento del buque. La fórmula de cuña se utiliza solo cuando el líquido no toque los mamparos del tanque del buque.

G

Gas libre: gas natural que se encuentra en fase gaseosa a las condiciones de presión y temperatura del yacimiento.

Gas natural: hidrocarburo que permanece en estado gaseoso en condiciones atmosféricas normales, extraído directamente de yacimientos. Puede contener impurezas y otros elementos no hidrocarburos.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN
DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

GLP (Gas Licuado de Petróleo): es una mezcla de hidrocarburos livianos constituida principalmente por C3 (propano e isómeros de este) y C4 (butano e isómeros de este), en proporciones variables que a condiciones atmosféricas es gaseosa y que se licuan fácilmente por enfriamiento o compresión. Puede producirse en plantas de procesamiento de gas natural o en refinerías, especialmente en las plantas de ruptura catalítica. Comúnmente se llama gas propano.

GOR (R.G.P. - relación gas petróleo): relación entre el volumen de gas producido y el volumen de petróleo producido, medido a condiciones de referencia.

Grab: es el volumen de líquido extraído de la tubería en una operación del extractor del tomamuestras. La suma de todos los grabs representa el “sampler” o muestra.

Grados de libertad: es el número de resultados independientes usados en estimar la desviación estándar.

Gravedad API: método utilizado en la industria petrolera para expresar la densidad de líquidos del petróleo. La gravedad API se mide a través de un hidrómetro que posee una escala graduada en grados API; es un número adimensional y por derivarse de la densidad absoluta es "in vacuo". La relación entre la gravedad API y la densidad relativa (anteriormente llamada gravedad específica) es la siguiente:

Gravedad específica: esta expresión ha sido reemplazada por densidad relativa.

H

Hidrocarburo: se denomina hidrocarburo a los compuestos orgánicos que contienen únicamente carbono e hidrógeno en sus moléculas. Conforman una estructura de carbono a la cual se unen átomos de hidrógeno. Los hidrocarburos se clasifican en dos clases principales: hidrocarburos aromáticos los cuales tienen al menos un anillo aromático (conjunto planar de seis átomos de carbono) y los hidrocarburos alifáticos los cuales se unen en cadenas abiertas, ya sea lineales o ramificadas.

HTG (Hydrostatic Tank Gauging Systems): Sistemas hidrostáticos de medición de tanques. Inferido a partir del peso de la columna de líquido. Puede reportar datos en volumen o en masa.

I

ICP: Instituto Colombiano del Petróleo.

IISM: Índice de Incertidumbre de los sistemas de medición.

Incertidumbre (Absoluta): parámetro asociado al resultado de una medición que caracteriza la dispersión de los valores que podrían razonablemente ser atribuidos al mensurando. La incertidumbre de la medición para cada paso en la cadena de trazabilidad debe ser calculada de acuerdo a los métodos definidos, debe ser declarada a cada paso de la cadena de tal manera que la incertidumbre para la cadena completa pueda ser calculada. Estas incertidumbres deben estar soportadas matemáticamente y estarán representadas como incertidumbres expandidas usando un nivel de confianza de aproximadamente el 95% y su factor de cobertura correspondiente, a menos que el laboratorio pueda demostrar otro nivel de confianza.

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CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN
DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

La incertidumbre también se define como la cuantificación de la duda que existe respecto del resultado de una medición, y está representada por dos valores: el intervalo y el nivel de confianza.

Incertidumbre estándar: incertidumbre del resultado de una medición expresada como una desviación estándar.

Incertidumbre estándar combinada: incertidumbre estándar del resultado de una medición cuando el resultado se obtiene a partir de los valores de algunas magnitudes, igual a la raíz cuadrada positiva de una suma de términos, siendo estos términos, las varianzas y covarianzas de estas otras magnitudes ponderada, de acuerdo como el resultado de la medición varia con respecto a cambios en estas magnitudes.

Incertidumbre expandida: cantidad que define un intervalo alrededor de una medición del que se puede esperar que abarque una fracción grande de la distribución de valores que razonablemente pudieran ser atribuidos al mesurando.

Incertidumbre relativa: Es el cociente entre la incertidumbre absoluta y el valor medido. De su definición se deduce que es un número adimensional. Se expresa como porcentaje (%).

Índice de Gestión de los Sistemas de Medición (IGSM): es la calificación que se obtiene, como resultado de la valoración ponderada del cumplimiento de una serie de criterios en aspectos técnicos, gestión, estándares y personal, en la operación, mantenimiento de los sistemas de medición estática, medición dinámica, balances, laboratorios y ensayos. Principalmente para transferencia de custodia.

Índice de viscosidad (V.I.): los aceites lubricantes, tal como otros líquidos, tienden a “adelgazarse” cuando se les calienta y tiende a “espesarse” cuando se les enfría. No todos los aceites, sin embargo, responden del mismo modo a un determinado cambio de temperatura. La propiedad de resistir los cambios de viscosidad debido a cambios de temperatura, puede ser expresada como índice de viscosidad (V.I.) un número empírico y que no tiene unidad. Cuanto más alto sea el V.I. de un aceite, tanto menores serán los cambios de viscosidad con los cambios de temperatura.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN
DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

Inspección: se puede entender como el examen, la verificación y vigilancia que realiza un personal especializado (el Inspector y su grupo) a los criterios fundamentales contenidos en el IGSM en cada uno de los sistemas de medición.

Inspector en medición: persona calificada y competente en medición de hidrocarburos que lleva a cabo la Inspección.

Instrumento de medición: dispositivo destinado a efectuar mediciones de una variable determinada, solo o en conjunto con uno o varios dispositivos adicionales.

Interpolación de pulsos: cualquiera de varias técnicas mediante las cuales se contabiliza el número de pulsos que genera del medidor entre dos eventos; como por ejemplo, el cierre de los interruptores de detección. En este cálculo se incluye cualquier fracción remanente de un pulso entre los dos eventos.

Intervalo: es el rango de variación de los datos.

K

Kelvin: es una de las unidades del Sistema Internacional de Unidades y se corresponde a una fracción de 1/273,16 partes de la temperatura del punto triple del agua. Se representa con la letra "K". No se dice "19 grados kelvin" sino "19 kelvin" o "19 K".

K-Factor: número de pulsos generados por un medidor de flujo para una unidad de volumen o de masa, generalmente está definido por el fabricante.

L

Lastre: es el agua que se carga cuando un buque está vacío o parcialmente cargado, a fin de aumentar el calado para sumergir adecuadamente la hélice y mantener la estabilidad y el asiento.

Línea: tubería por donde circula un fluido.

Línea de inmersión: es la línea que indica el nivel al cual un termómetro de inmersión parcial deberá ser sumergido para todas las lecturas.

Linealidad: es la capacidad de un medidor de mantener su factor de medición dentro un rango casi constante a diferentes flujos.

Líquido patrón: líquido de densidad conocida y con certificado de calibración de un instituto acreditado. Por lo general el certificado de un líquido patrón tiene una vigencia relativamente corta debido a la susceptibilidad del líquido de cambiar sus condiciones físicas.

Lleno de línea: es el volumen o capacidad de una tubería entre dos puntos. Depende del diámetro interno y la longitud de la tubería.

Loop: arreglo de tubería diseñado para que en los sistemas de medición se instalen tomamuestras, analizadores de agua y densitómetros.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN
DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

MAN: Medición Automática de Nivel.

MAP: Medición Automática de Presión.

MAT: Medición Automática de Temperatura.

Matraz: frasco de vidrio para destilación.

Masa: es la magnitud que cuantifica la cantidad de materia de un cuerpo. La unidad de masa, en el Sistema Internacional de Unidades es el kilogramo (kg). Es una cantidad escalar y no debe confundirse con el peso, que es una fuerza.

Medición: conjunto de operaciones que tienen por finalidad determinar el valor de una magnitud.

Medición abierta: se dice de los tanques de carga de un buque cuando la escotilla de medición de los mismos puede ser abierta para tomar las medidas de nivel de líquido, muestras y temperaturas.

Medición de anillos de tanque (strapping): medición de la circunferencia externa de un tanque cilíndrico vertical u horizontal que se realiza tensando una cinta metálica de acero sobre cada anillo del tanque y registrando su medida.

Medida de fondo (innage gauge): en un tanque de almacenamiento es la distancia medida desde la superficie del líquido hasta el plato de medición o hasta el fondo del tanque.

Medida de vacío (ullage gauge): distancia medida desde la superficie del líquido en un tanque, hasta el punto de referencia.

Medición electrónica de líquidos: ELM (Electronic Liquid Measurement) es un sistema de medición que utiliza equipo electrónico de cálculo de acuerdo con las características expresadas en los algoritmos del API.

Medición manual con cinta: es la medición del nivel de líquido en un tanque que se realiza por medio de una cinta graduada y su plomada. Se puede realizar “a vacío” o “a fondo”.

Medición por asignación: es aquella en la cual se utilizan sistemas de medición estática y/o dinámica para facilidades individuales de producción y procedimientos específicos para determinar el porcentaje de hidrocarburo y fluidos asociados, o contenidos de energía para atribuir a un pozo o facilidad, cuando se compara contra el total de la producción del yacimiento, sistema de producción o sistema de recolección.

Medición restringida: se dice de la medición de petróleo en un sistema restringido utilizando dispositivos de medición restringida tales como PMU y PSU.

Medida inicial: es la medida de apertura en una transferencia de producto.

Medida de tanque: es la determinación exacta del nivel del líquido en un tanque de almacenamiento.

Todos los derechos reservados para Ecopetrol S.A. Ninguna reproducción externa copia o transmisión digital de esta publicación puede ser hecha sin permiso escrito. Ningún párrafo de esta publicación puede ser reproducido, copiado o transmitido digitalmente sin un consentimiento escrito o de acuerdo con las leyes que regulan los derechos de autor y con base en la regulación vigente.

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CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN
DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

Medida final: es la medida de cierre en una transferencia de producto.

Medidor no-rotatorio: dispositivo de medición para el cual la salida del pulso del medidor no se produce a partir de una rotación mecánica. Por ejemplo, vórtices, tubo de Venturi, platinas de orificio, boquillas sónicas y medidores de flujo ultrasónicos y electromagnéticos. La salida se deduce a partir del cambio de una variable diferente a la rotación, pero que es proporcional a la rata de flujo.

Mes operacional: periodo de tiempo contado a partir de cualquier día (fecha) de un mes calendario y que termina el día anterior (fecha anterior) al mismo día del mes calendario siguiente, o, si se trata del primero hasta el último día de cada mes.

Medidor rotatorio: dispositivo que produce una salida de pulsos a partir de rotación mecánica producida por la corriente del fluido. La velocidad de rotación es proporcional a la velocidad del fluido. Por ejemplo, medidores de turbina y de desplazamiento positivo, en los cuales la salida de pulsos, se deduce de un desplazamiento continúo angular de un elemento accionado por el fluido.

Metro cúbico: es el volumen de un cubo de un metro de arista y es la unidad básica de volumen en el Sistema Internacional de Unidades.

Metrología: es la rama de la ciencia que se ocupa de las mediciones, de los sistemas de unidades y de los instrumentos usados para efectuarlas e interpretarlas. Esta comprende los aspectos teóricos y prácticos de las mediciones y su incertidumbre, la metrología se puede observar desde dos (2) puntos de vista; la científica está encargada de la investigación que conduce a la elaboración de patrones sobre bases científicas y promueve su reconocimiento y la equivalencia de éstos a nivel internacional, la industrial persigue promover en la industria manufacturera y de servicios la competitividad a través de la permanente mejora de las mediciones que inciden en la calidad y la legal se encarga de la diseminación a nivel nacional de los patrones en el comercio y en la industria.

Mezcla: son los medios usados para combinar las corrientes de hidrocarburo de dos o más pozos o instalaciones de producción en una corriente común de tanque o línea.

Mezclador de muestras: aparato que sirve para agitar muestras a altas revoluciones, durante un tiempo definido en un estándar de laboratorio.

MF (Factor del medidor): véase factor de calibración del medidor

Muestra: porción extraída de la totalidad de un volumen que puede o no contener sus componentes en las mismas proporciones que representan el total del volumen.

Muestra compuesta de tanque: mezcla de muestras superior, media e inferior de un solo tanque. Para un tanque de área transversal constante como un tanque cilíndrico vertical la mezcla consiste en partes iguales de las tres muestras; para un tanque cilíndrico horizontal la mezcla consiste en proporciones de las tres muestras de acuerdo con la Tabla 2 del API MPMS Capítulo 8.1.

Muestra corrida: muestra obtenida de un tanque de almacenamiento al bajar el recipiente destapado desde la superficie del líquido hasta el nivel de la válvula de succión del tanque y subiéndolo a una velocidad tal que al salir del líquido esté lleno aproximadamente hasta las tres cuartas partes de su volumen total.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN
DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

Muestra de nivel inferior: muestra tomada en el punto medio del tercio inferior del contenido del tanque.

Muestra de nivel medio: muestra tomada en el punto medio del tercio medio del contenido del tanque, es decir a la mitad (medida desde la superficie) de la altura del líquido.

Muestra de nivel superior: muestra tomada en el punto medio del tercio superior del contenido del tanque.

Muestra proporcional al flujo: una muestra tomada de una tubería tal que la tasa de muestreo es proporcional, en la totalidad del periodo de muestreo, a la velocidad del fluido.

Muestra representativa: es una porción extraída del total de volumen que contiene los componentes en la misma proporción que están presentes en el total de volumen a evaluar.

Muestreador automático: un dispositivo usado para extraer una muestra representativa de líquido que fluye en un tubería. El muestreador automático consiste generalmente en una sonda, un extractor de muestra, un controlador asociado, un dispositivo de medición de flujo y un recipiente para la de muestra.

Muestreo: son todos los pasos para obtener una muestra que sea representativa de un producto en una línea, tanque u otro tipo de contenedor.

MPMS: Manual de Estándares de Medición de Petróleo desarrollado por el API.

N

Nivel de confianza: parámetro que establece cuan seguro estamos que el “valor verdadero” cae dentro de ese intervalo o rango de incertidumbre.

Nivel de referencia: ver altura de referencia.

No conformidad: incumplimiento de un requisito.

Norma: ordenamiento imperativo de acción que persigue un fin determinado con la característica de ser rígido en su aplicación. Se traduce en un enunciado técnico que a través de parámetros cuantitativos y/o cualitativos sirve de guía para la acción.

Norma técnica: especificación técnica nacional o internacional aprobada por un organismo reconocido en materia de actividades normativas, el respeto a la cual es puramente facultativo.

Número de Reynolds: es un número adimensional que relaciona las propiedades físicas del fluido, su velocidad y la geometría del ducto por el que fluye. El número de Reynolds permite predecir el comportamiento del fluido en el medidor. Está dado por:

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN
DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

Dónde:

Re  = Número de Reynolds

D   = Diámetro del ducto [L] a través del cual circula el fluido

      = Velocidad promedio del fluido [L/T]

ρ    = Densidad del fluido [M/L3]

µ    = Viscosidad dinámica del fluido [M/L·t]

v    = Viscosidad cinemática del fluido

Se considera que el flujo es laminar, si Re se encuentra por debajo de 2000. Si Re se encuentra entre 2.000 – 4000 se considera como flujo de transición y sí Re es mayor que 4000 el flujo es turbulento

O

Oleoducto: sección de tubería utilizada para transporte de fluidos.

Oportunidad de mejoramiento: término usado para identificar las no-conformidades de los sistemas de medición auditados y/o inspeccionados en ECOPETROL S.A. o ante los clientes de la misma; estas oportunidades conllevaran a mejoras futuras en la gestión, operación y control de los Sistemas de Medición.

Organismo de acreditación: entidad gubernamental que acredita y supervisa los organismos de certificación, los laboratorios de metrología y de pruebas y ensayos que hagan parte del sistema nacional de normalización, certificación y metrología.

Organismo de certificación: entidad imparcial pública o privada, nacional o extranjera que posee la competencia y la confiabilidad necesaria para administrar un sistema de certificación, consultando los intereses generales.

P

Pantalla flotante (membrana): cubierta ligera de metal o plástico alineada para que flote en la superficie de un líquido dentro de un recipiente con el fin de evitar en lo posible, su evaporación.

Parámetros: son los valores que caracterizan y resumen el comportamiento esencial de las mediciones.

Paso del probador: (a) Movimiento del desplazador entre los detectores en un probador. (b) Volumen determinado por un desplazador que viaja entre los interruptores de detección en una sola dirección.

Pasta detectora de agua: crema que aplicada a la plomada y/o a la cinta cambia de color al contacto con el agua, proporcionando una indicación del nivel de agua libre en un recipiente.

Pasta para medición de producto: crema que aplicada a la plomada y/o a la cinta indica el nivel en el que la superficie del líquido marca la porción graduada de esta.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN
DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

Patrón: medida materializada, instrumento de medida, material de referencia o sistema de medida destinado a definir, realizar, conservar o reproducir una unidad o uno o varios valores de una magnitud para que sirvan de referencia. Existen patrones primarios y secundarios.

Patrón de referencia: patrón, en general de la más alta calidad metrológica, disponible en un lugar o una organización determinada, del cual se derivan las mediciones realizadas en dicho lugar. Existen patrones Internacionales, nacionales y locales.

Pérdida de presión (caída): presión diferencial en la corriente de fluido (que variará con la tasa de flujo) entre la entrada y la salida de un medidor, enderezador de flujo, válvula, filtro, tramos de tuberías, etc.

Periodo de contabilización: es el tiempo fijo que usualmente se da en días o semanas o un periodo de tiempo requerido para hacer la contabilización de un bache o parte de él.

Peso: es la medida de la fuerza que ejerce la gravedad sobre la masa de un cuerpo. Normalmente, se considera respecto de la fuerza de gravedad terrestre.

Peso en el aire (peso aparente): el peso indicado para una sustancia cuando la misma se pesa en el aire con una balanza o báscula comercial que ha sido estandarizada, de tal manera que a la sustancia le corresponde un peso en el vacío igual a la masa nominal asociada con ella. Durante el pesaje, el aire ejerce una fuerza neta de empuje sobre la sustancia igual a la masa de aire desplazada por la sustancia, menos la masa de aire desplazada por las pesas.

Peso in vacuo (en el vacío ó peso verdadero): el peso de una masa en el vacío, sin en el efecto de la fuerza de empuje del aire.

PET (Portable Electronic Thermometer): Termómetro electrónico portátil.

Petróleo: sustancia generalmente liquida, que se encuentra en forma natural en la tierra y se compone principalmente de una mezcla de componentes de carbono e hidrógeno con o sin otros compuestos no metálicos tales como azufre, oxígeno y nitrógeno. Los compuestos que integran el petróleo pueden encontrarse en estado gaseoso, líquido o sólido, dependiendo de su naturaleza y de las condiciones de presión y temperatura existentes.

Placa o platina de orificio: placa metálica circular con un orificio calibrado, colocada en una tubería a través de la cual pasa un fluido, produce una presión diferencial que se utiliza para medir el flujo. Se aplica principalmente para medición de gas.

Plan de la auditoria en medición: descripción de las actividades in situ, diseño de pruebas y otros detalles acordados por el equipo auditor para realizar en una auditoria.

Platina de medición (datum plate): placa metálica de nivel situada en el fondo del tanque, directamente debajo del punto de referencia y que provee una superficie de contacto firme para la determinación exacta del nivel del líquido. Se conoce también como plato de medición o placa de aforo.

PLC: Controlador Lógico Programable.

Plomada de fondo: es una pesa graduada anexa a la cinta de medición a fondo, de suficiente peso para mantener la cinta tensa, tirante, para así facilitar la penetración en cualquier sedimento que este depositado sobre la platina de medición; esta pesa es cilíndrica con punta cónica. El punto cero de esta plomada está en la punta de ella.

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GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

Plomada de vacío: es una pesa graduada anexa a la cinta de medición a vacío, de suficiente peso que garantice mantener la cinta tensa. El punto cero de esta pesa, está en su parte superior en el punto de unión de la cinta se une con la plomada. Es de forma prismática cuadrangular.

PMU (Portable Measurement Uinit): ver Unidad Potátil de Medición.

Precisión: es la aproximación dentro de la cual un conjunto de datos está agrupado.

Presión ambiental: presión del medio circundante, como la de un líquido en un oleoducto o la de la atmósfera.

Presión atmosférica: presión ejercida por el peso de la atmósfera. A nivel del mar, la presión es aproximadamente de 14,7 libras por pulgada cuadrada (101 kPa), a menudo referida como atmósfera, presión atmosférica, o presión de una atmósfera.

Presión de equilibrio: presión a la cual un líquido y sus vapores están en equilibrio a una temperatura dada.

Presión de vapor Reid: presión de vapor de un líquido a 100°F (37.8°C) determinada de acuerdo con el método para la Presión de Vapor de Productos de Petróleo (Método Reid). ASTM D323.

Presión estática: presión en un fluido o sistema que se ejerce perpendicularmente a la superficie sobre la cual actúa.

Presión manométrica: presión medida considerando la presión atmosférica como cero.

Probador: equipo de calibración que permite calcular un factor de medición correspondiente a un medidor, para las condiciones de operación establecidas en el momento de la prueba.

Probador de tubería convencional: probador que tiene un volumen entre detectores que le permite una acumulación mínima de 10.000 pulsos directos (sin alteración) desde el medidor. Un probador de tubería convencional puede ser unidireccional o bidireccional.

Probador de volumen pequeño: probador de medidor que tiene un volumen entre detectores que no permite una acumulación mínima de 10.000 pulsos directos (sin alteración) desde el medidor. Los probadores de volumen pequeño requieren una discriminación de los pulsos del medidor mediante técnicas de interpolación de pulsos u otras técnicas para incrementar la resolución.

Probador, medidor patrón: medidor utilizado como referencia para probar otro medidor. La comparación de lecturas de los dos medidores es la base del método del medidor patrón. Para el API los medidores de desplazamiento o turbina pueden servir como medidores patrones.

Probador tanque: recipiente abierto o cerrado, de capacidad conocida diseñado para determinar en forma precisa el volumen de líquido que entra o sale de este durante la operación de prueba de un medidor.

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GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

Producción teórica: es el volumen de aceite de crudo corregido a las condiciones de los tanques de almacenamiento.

Programa de la auditoria en medición: conjunto de una o más auditorias planificadas para un período de tiempo determinado y dirigidas hacia un propósito específico por efectuarse durante un período de tiempo planeado.

Prueba de presión: registro del comportamiento de la presión en un pozo o un sistema durante un periodo de tiempo determinado.

PSU (Portable Sampling Unit): ver Unidad Portátil de Muestreo.

PTB: libras de sal por cada 1000 barriles [lbs/1000 bl] de crudo.

Punto de burbuja: presión a la cual se forma la primera burbuja de vapor cuando se disminuye la presión en un líquido mantenido a una temperatura constante. Las presiones del punto de burbuja son mayores a temperaturas altas.

Punto de inflamación: temperatura mínima a la que debe calentarse un producto bajo condiciones estándar, para que los vapores emitidos se enciendan momentáneamente ante la presencia de una llama.

Punto de muestreo: lugar físico donde se toma la muestra.

Punto de referencia para medición: (a) punto claramente establecido y marcado en la escotilla de medición, desde el cual se toma la altura de referencia y desde donde se toman las medidas de nivel del líquido. (b) En carro-tanques a presión, el punto de referencia es un indicador fijo ubicado en la boca de visita adyacente al tubo de medición, un punto al que están referidas todas las medidas.

Punto de transferencia de custodia: es la localización física en la cual una cantidad de petróleo que es transferida entre las partes, cambia de dueño o de responsable de su tenencia.

Q

Queja (reclamo): manifestación de insatisfacción, inconformidad o disgusto, como resultado del suministro de un producto o servicio por parte de Ecopetrol S.A., o por el incumplimiento de acuerdos comerciales.

R

Rata o tasa de flujo: término que expresa la velocidad del fluido, en función de volumen o masa. Ejemplo: barriles por hora, galones por minuto, metros cúbicos por hora, o kilogramos por unidad de tiempo, etc.

Reclamo: comunicación escrita que manifiesta la inconformidad del cliente por el no cumplimiento de acuerdos.

Refinados: mezcla de hidrocarburos resultante de procesos de tratamientos físico-químicos, que existen en fase liquida a presión atmosférica.

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ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

Registro de configuración: es aquel que contiene e identifica todos los parámetros seleccionados de flujo en la generación de un reporte en la transacción de una cantidad.

Registro de eventos: en el cual se anotan y registran las excepciones y cambios de los parámetros del sistema o parámetros de flujo dentro del registro de configuración que tienen un impacto en una transacción de una cantidad.

Registro de transacción de cantidad (QTR): es un conjunto de datos históricos, valores calculados e información presentada en formato que soportan una cantidad determinada dentro de un periodo dado. El QTR es históricamente conocido como un tiquete de medición.

Registros de auditoría: es el registro de verificación o de medidas de calibración de todos los dispositivos secundarios y terciarios que deben estar contenidos en un sistema electrónico de medición de líquidos, donde se consignen las especificaciones de los dispositivos primarios, valores constantes, tiempos y fechas que afecten los volúmenes reportados y toda la documentación requerida en una auditoría y sus reportes correspondientes. Esto también puede incluir la identificación de quien hace los cambios. La información para esta auditoría puede consistir en un registro magnético o copia dura (archivos en papel).

Reglamento de medición: documento suscrito por la presidencia de ECOPETROL S.A. que contiene los lineamientos corporativos observados para las prácticas de medición y transferencia de custodia de los hidrocarburos y biocombustibles, en sus instalaciones y operaciones.

Relación Turndown o Amplitud del Rango del Transmisor: es la relación entre el valor más alto del rango (URV) y el valor más bajo del rango (LRV) para el cual el transmisor es diseñado. Por ejemplo, si un transmisor ha sido rateado a un span de 0-15 psi mínimo y 0-150 PSI máximo, entonces la relación turndown es de 10:1

Remanente a bordo (ROB Remaining On Board): es el material que queda en los tanques del buque, bodegas vacías y/o tuberías después de la descarga. El remanente a bordo incluye agua, petróleo, desechos, residuos de petróleo, emulsiones petróleo/agua, lodo y sedimentos.

Repetibilidad: es la variación obtenida entre los resultados de múltiples sucesos, medidos a las mismas condiciones de operación y llevados a cabo por el mismo método, con los mismos instrumentos, en el mismo lugar y dentro de un corto periodo de tiempo.

Reporte de inspección: informe expedido por un Inspector para registrar observaciones sobre una operación de medición o similar, que haya sido verificada.

Reproducibilidad: es la medida de la variabilidad entre los resultados de mediciones de la misma variable cuando las mediciones individuales son realizadas con el mismo método, con el mismo tipo de instrumento pero con operadores diferentes en diferentes sitios y después de un periodo largo.

RTD (Resistance Temperature Detector): dispositivo detector de temperatura que utiliza el principio de la resistencia. Esta varía su valor dependiendo de la temperatura.

Resolución: capacidad para detectar un cambio mínimo en la cantidad medida para el cual el instrumento reaccionara con un cambio observado en una indicación análoga o digital.

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ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

S

Sedimento: material sólido que puede incluir una combinación de arena, óxidos, residuos y materia granulada, suspendida o decantada en los hidrocarburos.

Segundo: unidad básica de tiempo en el SI. Es la duración de 9 192 631 770 períodos de la radiación correspondiente a la transición entre los dos niveles hiperfinos del estado fundamental del isótopo 133 del átomo de cesio (133Cs) a una temperatura de 0 K.

Sensibilidad: relación entre un cambio en la magnitud de la respuesta y el cambio sobre el estimulo que lo causa luego que se alcanza el equilibrio. La sensibilidad se expresa como un cociente con las unidades de medición de las dos cantidades expresadas. El cociente es constante en todo el rango de un equipo de comportamiento lineal. Para un equipo de comportamiento no lineal se deben definir los niveles de estímulo aplicables.

Sensor: es un dispositivo que provee una señal de salida que responde a una magnitud la cual es una cantidad física, propiedad o condición de una variable que es medida. La salida es una señal eléctrica, producida por el sensor la cual es una función de la magnitud que nos interesa.

Sensor de temperatura: consiste en un elemento sensor y su cubierta, y se define como parte del mecanismo de detección de temperatura que se coloca en el producto al cual se le está midiendo su temperatura.

Señal analógica: señal que varía en amplitud en forma continua, en vez de hacerlo en forma discreta.

Señal del detector: cambio en el cierre de un contacto, u otra señal, que inicia o detiene un contador del probador/cronometro y define el volumen calibrado por el probador.

Señal digital: señal que varía en pasos discretos en vez de pasos continuos.

Servomecanismo: mecanismo de acción externa que es activado por el elemento sensor con la finalidad de proporcionar la suficiente potencia para posicionar el indicador.

Sesgo: es cualquier influencia en cualquier resultado que produzca una aproximación incorrecta de la variable medida. El sesgo es el resultado de un error sistemático predecible.

SGC: Sistema de Gestión Integral de la Calidad.

SHMT: Sistema Hibrido de Medición de Tanques.

Sistema automático de medición de buque-tanques: es aquel que mide e indica automáticamente los niveles de líquido o aforo en uno o más tanques del buque en forma continua, periódica o por solicitud.

Sistema automático de Transferencia de Custodia (LACT): conjunto de equipos diseñados para las transferencias de custodia no atendidas de hidrocarburos líquidos.

Sistema cerrado: se dice de los tanques de carga de un buque cuando los mismos están diseñados de tal manera que no hay exposición directa de la carga a la atmósfera en condiciones normales de operación.

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ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

Sistema de medición: conjunto de instrumentos de medición y otros dispositivos que interactúan para efectuar mediciones específicas de hidrocarburos.

Sistema de respaldo (Back up): es el sistema de medición alterno al sistema principal, se debe utilizar como respaldo en caso de falla del principal. También se puede referir a equipos operativos para almacenamiento y registro de información en medio magnético.

Sistema restringido: se dice de los tanques de carga de un buque cuando los mismos están diseñados para reducir y minimizar la exposición directa de la carga y salida de vapores a la atmósfera en condiciones normales de operación.

Sondeo o medición de nivel: procedimiento mediante el cual se determina la profundidad del líquido en un tanque, que se mide desde la superficie del mismo hasta el fondo del tanque o hasta el punto de referencia.

Span de calibración: es la diferencia entre los rangos límites mínimos y máximos de calibración.

T

Tabla de aforo (tabla de capacidad o de calibración): es una tabla que se realiza utilizando métodos reconocidos por la industria del petróleo; en la cual se establece la correlación entre el volumen contenido en un tanque y los diferentes niveles de líquido en su interior, medidos desde el punto de referencia.

Tanque: unidad de almacenamiento de productos líquidos o gaseosos con características definidas.

Tanque de techo flotante: tanque en el cual un techo flota libremente en la superficie del líquido, excepto a bajos niveles cuando el techo es sostenido por sus soportes al fondo del tanque. Adicionalmente puede tener también un techo fijo en su parte superior.

TBG: Tablero Balanceado de Gestión.

Temperatura: es una medida del calor o energía térmica de las partículas en una sustancia. Es la magnitud física que se emplea para medir en términos físicos las sensaciones de caliente y frío.

Tercero: empresa u organización diferente a ECOPETROL S.A. que interviene en una operación de transferencia en custodia.

Termopozo: receptáculo protector metálico instalado en la cavidad o coraza de un recipiente de líquido en el cual se inserta el elemento sensor de temperatura.

Título: la equivalencia del agua del reactivo (titulante) Karl Fischer, expresado en mg/ml.

Tolerancia: es el intervalo de valores en el que debe encontrarse una magnitud para que se acepte como válida, lo que determina la aceptación o el rechazo de los componentes fabricados, según sus valores queden dentro o fuera de ese intervalo.

Toma-muestras (ladrón): término utilizado en la industria para definir un envase con cierre en el fondo que se utiliza para extraer muestras de los tanques de almacenamiento de líquidos.

Todos los derechos reservados para Ecopetrol S.A. Ninguna reproducción externa copia o transmisión digital de esta publicación puede ser hecha sin permiso escrito. Ningún párrafo de esta publicación puede ser reproducido, copiado o transmitido digitalmente sin un consentimiento escrito o de acuerdo con las leyes que regulan los derechos de autor y con base en la regulación vigente.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

Tomas en tubería: posición de un par de agujeros para medir la tasa de flujo por medio de la presión diferencial a través de una placa de orificio. El centro de la toma corriente arriba se encuentra ubicado a una distancia equivalente a dos veces y medio el diámetro interno reportado de la tubería de la cara de la placa más cercana. El centro de la toma corriente abajo se ubica a una distancia equivalente a ocho veces el diámetro interno reportado de la tubería corriente abajo de la cara de la placa más cercana.

Tonelada corta (Short Ton): unidad anglosajona de masa, equivale a 907,18474 kg

Tonelada larga (Long Ton): unidad anglosajona de masa, equivale a 1.016,0469088 kg

Tonelada métrica: unidad de masa, múltiplo del kilogramo en el Sistema Internacional de Unidades, equivalente a 1000 kilogramos. Símbolo: t

Transferencia de custodia: es el hecho a través del cual se traslada a otra área o un tercero el deber del cuidado y la conservación del hidrocarburo, derivada de la entrega y recibo entre áreas o la entrega y recibos de terceros ya sea a título de tenencia o a título de propiedad.

Transmisión remota y telemetría: sistema de instrumentación separado o integral, utilizado junto con otros elementos básicos de medición (como por ejemplo, un medidor automático de nivel), que transmite la lectura básica a algún lugar diferente al punto de medición.

Trazabilidad: la aptitud para rastrear la historia, la aplicación o la localización de sistema, equipos o prueba, por medio de identificaciones registradas. Se aplica a la referencia de los equipos de medición en relación con los patrones nacionales o internacionales, los patrones primarios, las constantes o propiedades físicas básicas o los materiales de referencia. Conviene que todos los aspectos de los requisitos de trazabilidad si los hay, se especifiquen claramente, por ejemplo en función de períodos de tiempo, punto de origen o identificación.

Tubo capilar: cilindro delgado hueco ubicado dentro del vástago de vidrio de un termómetro a través del cual el líquido avanza o retrocede con los cambios de temperatura.

Tubo de medición: sección vertical de tubería que se extiende desde la plataforma de medición hasta cerca del fondo de los tanques equipados con techos flotantes internos o externos. También se pueden encontrar en buques o barcazas.

Turbina: medidor de flujo con un rotor de aspas que gira a una velocidad proporcional a la velocidad media de la corriente y por lo tanto proporcional a la tasa volumétrica del flujo.

U

UAD: Unidad de Adquisición de datos.

Unidad de medida: magnitud particular, definida y adoptada por convención, con la cual se comparan las otras magnitudes de la misma naturaleza para expresar cuantitativamente su relación con esta magnitud.

Todos los derechos reservados para Ecopetrol S.A. Ninguna reproducción externa copia o transmisión digital de esta publicación puede ser hecha sin permiso escrito. Ningún párrafo de esta publicación puede ser reproducido, copiado o transmitido digitalmente sin un consentimiento escrito o de acuerdo con las leyes que regulan los derechos de autor y con base en la regulación vigente.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

Unidad portátil de medición (PMU): en un buquetanque, dispositivo usado en conjunto con una válvula de control de vapor para obtener el nivel de líquido o temperaturas, en sistemas restringidos o cerrados.

Unidad portátil de muestreo (PSU): en un buquetanque, dispositivo usado en conjunto con una válvula de control de vapor para obtener muestras en sistemas restringidos o cerrados.

V

Valores observados: lecturas de hidrómetros tomadas a temperaturas distintas a la temperatura de referencia especíia Estos valores son solo lecturas de hidrómetros y no de densidad, densidad relativa o gravedad API a esa temperatura.

Variable de entrada: para el propósito de medición electrónica de líquidos, una variable de entrada es el valor de un dato asociado con el flujo o con el estado del líquido que está entrando al computador de flujo para usarlo en los cálculos. Esta entrada puede ser una variable medida por un transductor – transmisor o por un valor fijo entrado manualmente. Presión, temperatura y densidad relativa, son ejemplos de variables de entrada.

Vástago: es el tubo de vidrio que contiene el tubo capilar del termómetro; también es la parte de un hidrómetro de forma tubular de vidrio o plástico, que queda en parte fuera de la superficie del líquido en una medición de densidad y sobre el cual está impresa o pegada la escala del hidrómetro.

VCF (Volume Correction Factor): ver CTPL.

Verificación metrológica: es la evaluación objetiva de las características metrológicas de un equipo de medición obtenidas como resultado de su calibración, contra los requisitos metrológicos establecidos para el proceso. La verificación determina que las características metrológicas del equipo satisfacen las establecidas por una especificación. Rasgo característico de la verificación es la emisión de un certificado de verificación, cuyo contenido puede limitarse a la aptitud o no del equipo de medición para el uso específico, como resultado de la evaluación de la conformidad con respecto a las especificaciones metrológicas.

Viscosidad cinemática: es la relación entre la viscosidad absoluta y la densidad. Es una medida de la resistencia a fluir de un fluido bajo la acción de la gravedad. Se puede utilizar un instrumento muy simple, como es un viscosímetro de tubo, para medir la viscosidad cinemática de los aceites y otros líquidos viscosos. Con este tipo de instrumento se determina el tiempo que necesita un volumen pequeño de líquido para fluir por un orificio y la medida de la viscosidad cinemática se expresa en términos de segundos. La unidad en el SI es el (m2/s). En el sistema CGS la unidad es el Stokes (S ó St) a veces se expresa en centistokes: 1 stokes = 100 centistokes = 1cm2/s = 0,0001 m2/s

Viscosidad dinámica (coeficiente de viscosidad, viscosidad absoluta): es la relación entre la tensión de deslizamiento aplicada y el grado de deslizamiento logrado. Es lo que comúnmente se llama viscosidad del fluido y representa la facilidad de un fluido a fluir cuando se le aplica una fuerza externa, por lo tanto es una medida de su resistencia al deslizamiento o a sufrir deformaciones internas. Se expresa en el SI como Pa·s. En el sistema CGS se expresa con la unidad llamada poise (P), como submúltiplo se emplea el centipoise (cP). 1 cP = 1 mPa·s.

VIT: Vicepresidencia de Transporte.

Todos los derechos reservados para Ecopetrol S.A. Ninguna reproducción externa copia o transmisión digital de esta publicación puede ser hecha sin permiso escrito. Ningún párrafo de esta publicación puede ser reproducido, copiado o transmitido digitalmente sin un consentimiento escrito o de acuerdo con las leyes que regulan los derechos de autor y con base en la regulación vigente.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

Volumen bruto: volumen indicado multiplicado por el factor del medidor (MF) para el líquido específico y la tasa de flujo bajo la cual el medidor ha sido probado.

Volumen bruto estándar (GSV- Gross Standard Volume): es el volumen total de todos los líquidos del petróleo, sedimento y agua, excluyendo agua libre, corregido a través del factor de corrección de volumen apropiado (CTL) para la temperatura observada y la gravedad API, densidad relativa o densidad a una temperatura estándar 60 °F o 15 °C, también corregido por el factor de corrección de presión (CPL) y el factor del medidor (MF).

Volumen bruto observado (GOV - Gross Observed Volume): es el volumen total de líquidos de petróleo, sedimento y agua, excluyendo agua libre, a la temperatura y presión observada.

Volumen compuesto de crudo: es el volumen indicado sin corregir, también conocido como el volumen de multifase determinado por un sistema de medición cuando se ha llenado la línea.

Volumen de agua libre (FWV-Free Water Volume): cantidad de agua libre determinada durante la medición de un tanque.

Volumen Indicado (IV-Indicated Volume): cambio en la lectura del medidor que ocurre durante un recibo o entrega.

Volumen neto estándar (NSV - Net Standard Volume): es el volumen total de todos los líquidos de petróleo, excluido el sedimento y agua (S&W) y el agua libre, corregido por el factor de corrección de volumen apropiado (CTL) para la temperatura observada y la gravedad API, densidad relativa o densidad a una temperatura estándar como 60 °F o 15 °C y corregido por el factor de corrección de presión (CPL) y el factor del medidor (MF).

Volumen total calculado (TCV - Total Calculated Volume): volumen total de todo el petróleo liquido más agua y sedimento, corregido por el factor de corrección de volumen apropiado (CTL) a la temperatura observada y gravedad API, densidad relativa o densidad a la temperatura estándar de 60 °F o 15 °C y también corregida por el factor de corrección de presión aplicable (CPL) y el factor del medidor (MF), más toda el agua libre medida a la temperatura y presión observadas (volumen bruto estándar más agua libre).

Volumen total observado (TOV): volumen total medido del petróleo líquido, sedimento y agua, sólidos y agua libre medidos a la temperatura y presión observadas.

VPR: Vicepresidencia de Producción.

VRP: Vicepresidencia de Refinación y Petroquímica.

VSM: Vicepresidencia de Suministro y Mercadeo.

X

Xileno: disolvente aromático también conocido como Xilol, se utiliza en pruebas de laboratorio.

Todos los derechos reservados para Ecopetrol S.A. Ninguna reproducción externa copia o transmisión digital de esta publicación puede ser hecha sin permiso escrito. Ningún párrafo de esta publicación puede ser reproducido, copiado o transmitido digitalmente sin un consentimiento escrito o de acuerdo con las leyes que regulan los derechos de autor y con base en la regulación vigente.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

Z

Zona crítica: en un tanque de techo flotante, es la distancia entre el punto donde el techo descansa totalmente sobre sus soportes y el punto en el que flota libremente sobre el líquido. Esta zona debe estar claramente definida en las tablas de aforo.

3.	CONDICIONES GENERALES

El documento ECP-VSM-R-001 “Reglamento para la Gestión de la Medición de Hidrocarburos”, establece la estructura documental que regula la gestión de medición de hidrocarburos y combustibles; es por ello que dentro de esta estructura se presenta el Manual de Medición de Hidrocarburos (MMH) el cual señala los elementos básicos, que permiten garantizar la gestión eficiente y eficaz de los sistemas de medición que integran la cadena de suministro de Ecopetrol.

3.1.	REFERENCIAS NORMATIVAS

A continuación se relacionan normas que complementan y servir de referencia para la ejecución de las actividades que contempla el Manual de Medición de Hidrocarburos:

American National Standards Institute (ANSI):

ANSI B 9319	Método para estratificación de muestras de fluidos de líneas operadas hidráulicamente con fluidos de hidrocarburos.

American Society for Testing Materials (ASTM):

ASTM D288	Método de prueba y muestreo para productos volátiles.
ASTM D95	Pruebas para determinar agua en crudo y productos de petróleo por el método de destilación.
ASTM D923	Método de muestreo de líquidos para aislamiento eléctrico.
ASTM D1250	Guía estándar para el uso de las Tablas de Medición de Petróleo.
ASTM D1265	Práctica para el muestreo manual de GLP.
ASTM D4057	Muestreo manual de crudo y productos de petróleo.
ASTM D4177	Muestreo automático de crudo y productos del petróleo.
ASTM D4306	Practicas para muestreo de combustible de aviación y analizar el contenido de contaminación.
ASTM D 4377	Determinación de contenido de agua para hidrocarburos por el método de Karl Fischer de Valoración Potencio-métrica.
ASTM D4928	Método para determinación del contenido de agua por el método Karl Fischer de Valoración Voltamétrica (concordante capítulo 10.9 del API MPMS)
ASTM D5190	Método de pruebas estándar para obtener automáticamente la presión de vapor en petróleo.

Gas Processors Association (GPA):

GPA 2166	Obtención de Muestras de Gas Natural para Análisis de Cromatografía de Gases.
GPA 2172-09	Cálculo del Valor Calorífico Bruto, Densidad Relativa, Compresibilidad y Contenido Teórico de Hidrocarburo Líquido para Mezclas de Gas Natural en Transferencia de Custodia.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

GPA TP-15	MPMS Capítulo 11, Datos de Propiedades Físicas, Sección 2, Parte 5, Correlaciones Simplificadas de Presión de Vapor para GNL Comercial.
GPA TP-27	Corrección Volumétrica por Temperatura para GLN y GLP Tablas 23E, 24E, 53E, 54E, 59E y 60E

American Petroleum Institute (API):

API RP 2026	Zona critica en los techos flotantes en tanques de almacenamiento de petróleo.
API RP 2556	Tablas de corrección por incrustaciones.
API STD 650	Construcción de tanques para almacenamiento de hidrocarburos soldado.
API STD 653	Inspección, reparación, y reconstrucción de tanques.
API STD 2551	Medición y calibración de tanques cilíndricos horizontales.
API STD 2552	Medición y calibración de esferas y esferoides.
API STD 2554	Medición y calibración de carro-tanques.
API STD 2555	Calibración liquida de tanquesStandard 2560 Reconciliation of Liquid Pipeline Quantities

API MPMS (Manual of Petroleum Measurement Standards):

•	Chapter 1 Vocabulary

•	Chapter 2 Tank Calibration
o	Chapter 2.2A	Measurement and Calibration of Upright Cylindrical Tanks by the Manual Tank Strapping Method.
o	Chapter 2.2B	Calibration of Upright Cylindrical Tanks Using the Optical Reference Line Method.
o	Chapter 2.2C	Calibration of Upright Cylindrical Tanks Using the Optical-Triangulation Method.
o	Chapter 2.2D	Calibration of Upright Cylindrical Tanks Using the Internal Electro Optical Distance Ranging Method.
o	Chapter 2.2E	Calibration of Horizontal Cylindrical Tanks - Part 1: Manual Methods
o	Chapter 2.2F	Calibration of Horizontal Cylindrical Tanks - Part 2: Internal Electro-optical Distance ranging Method
o	Chapter 2.7	Calibration of Barge Tanks.
o	Chapter 2.8A	Calibration of Tanks on Ships and Oceangoing Barges.
o	Chapter 2.8B	Recommended Practice for the Establishment of the Location of the Reference Gauge Point and the Gauge Height of Tanks on Marine Tank Vessels.

•	Chapter 3 Tank Gauging
o	Chapter 3.1A	Standard Practice for the Manual Gauging of Petroleum and Petroleum Products.
o	Chapter 3.1B.	Standard Practice for Level Measurement of Liquid Hydrocarbons in Stationary Tanks by Automatic Tank Gauging.
o	Chapter 3.2	Standard Practice for Gauging Petroleum and Petroleum Products in Tank Cars.
o	Chapter 3.3.	Standard Practice for Level Measurement of Liquid Hydrocarbons in Stationary Pressurized Storage Tanks by Automatic Tank Gauging.
o	Chapter 3.5.	Standard Practice for Level Measurement of Light Hydrocarbon Liquids Onboard Marine Vessels by Automatic Tank Gauging.
o	Chapter 3.6.	Measurement of Liquid Hydrocarbons by Hybrid Tank Measurement Systems.

•	Chapter 4 Proving Systems
o	Chapter 4.1	Introduction.
o	Chapter 4.2	Displacement Provers.

Todos los derechos reservados para Ecopetrol S.A. Ninguna reproducción externa copia o transmisión digital de esta publicación puede ser hecha sin permiso escrito. Ningún párrafo de esta publicación puede ser reproducido, copiado o transmitido digitalmente sin un consentimiento escrito o de acuerdo con las leyes que regulan los derechos de autor y con base en la regulación vigente.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

o	Chapter 4.4	Tank Provers.
o	Chapter 4.5	Master-Meter Provers.
o	Chapter 4.6	Pulse Interpolation.
o	Chapter 4.7	Field Standard Test Measures.
o	Chapter 4.8	Operation of Proving Systems.
o	Chapter 4.9.1	Introduction to the Determination of the Volume of Displacement and Tank Provers
o	Chapter 4.9.2	Determination of the Volume of Displacement and Volumetric Tank Provers by the Water-Draw Method of Calibration
o	Chapter 4.9.3	Determination of the Volume of Displacement Provers by the Master Meter Method of Calibration.

•	Chapter 5 Metering
o	Chapter 5.1	General Considerations for Measurement by Meters.
o	Chapter 5.2	Measurement of Liquid Hydrocarbons by Displacement Meters.
o	Chapter 5.3	Measurement of Liquid Hydrocarbons by Turbine Meters.
o	Chapter 5.4	Accessory Equipment for Liquid meters.
o	Chapter 5.5	Fidelity and Security of Flow Measurement Pulsed-Data Transmission Systems.
o	Chapter 5.6	Measurement of Liquid Hydrocarbons by Coriolis Meters.
o	Chapter 5.8	Measurement of Liquid Hydrocarbons by Ultrasonic Flow Meters Using Transit Time Technology.

•	Chapter 6 Metering Assemblies
o	Chapter 6.1	Lease Automatic Custody Transfer (LACT) Systems.
o	Chapter 6.2	Loading Rack Metering Systems.
o	Chapter 6.4	Metering Systems for Aviation Fueling Facilities.
o	Chapter 6.5	Metering Systems for Loading and Unloading Marine Bulk Carriers.
o	Chapter 6.6	Pipeline Metering Systems.
o	Chapter 6.7	Metering Viscous Hydrocarbons.
•	Chapter 7 Temperature Determination

•	Chapter 8 Sampling
o	Chapter 8.1	Standard Practice for Manual Sampling of Petroleum and Petroleum Products.
o	Chapter 8.2	Standard Practice for Automatic Sampling of Liquid Petroleum and Petroleum Products.
o	Chapter 8.3	Standard Practice for Mixing and Handling of Liquid Samples of Petroleum and Petroleum Products.
o	Chapter 8.4	Standard Practice for Manual Sampling and Handling of Fuels for Volatility Measurement.

•	Chapter 9 Density determination
o	Chapter 9.1	Standard Test Method for Density, Relative Density (Specific Gravity), or API Gravity of Crude Petroleum and Liquid Petroleum Products.
o	Chapter 9.2	Standard Test Method for Density, or Relative Density of Light Hydrocarbons by Pressure Hydrometer.
o	Chapter 9.3	Standard Test Method for Density, Relative Density, and API Gravity of Crude Petroleum and Liquid Petroleum Products by Thermohydrometer Method.

•	Chapter 10 Sediment and Water

Todos los derechos reservados para Ecopetrol S.A. Ninguna reproducción externa copia o transmisión digital de esta publicación puede ser hecha sin permiso escrito. Ningún párrafo de esta publicación puede ser reproducido, copiado o transmitido digitalmente sin un consentimiento escrito o de acuerdo con las leyes que regulan los derechos de autor y con base en la regulación vigente.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

o	Chapter 10.1	Standard Test Method for Sediment in Crude Oils and Fuel Oils by the Extraction Method.
o	Chapter 10.2	Determination of Water in Crude Oil by Distillation
o	Chapter 10.3	Standard Test Method for Water and Sediment in Crude Oil by the Centrifuge Method (Laboratory Procedure).
o	Chapter 10.5	Standard Test Method for Water in Petroleum Products and Bituminous Materials by Distillation
o	Chapter 10.6	Standard Test Method for Water and Sediment in Fuel Oils by the Centrifuge Method (Laboratory Procedure)
o	Chapter 10.7	Standard Test Method for Water in Crude Oils by Potentiometric Karl Fischer Titration
o	Chapter 10.8	Standard Test Method for Sediment in Crude Oil by Membrane Filtration

•	Chapter 11 Physical Properties Data
o	Chapter 11.1	Temperature and Pressure Volume Correction Factors for Generalized Crude Oils, Refined Products, and Lubricating Oils.
o	Chapter 11.2.1	Compressibility Factors for Hydrocarbons: 0-90°API Gravity Range.
o	Chapter 11.2.2	Compressibility Factors for Hydrocarbons: 0,350-0,637 Relative Density (60°F/60 °F) and - 50 °F to 140 °F Metering Temperature.
o	Chapter 11.2.2M	Compressibility Factors for Hydrocarbons: 350 - 637 Kilograms per Cubic Meter Density (15 °C) and –46 °C to 60 °C Metering Temperature
o	Chapter 11.2.4	Temperature Correction for the Volume of NGL and LPG Tables 23E, 24E, 53E, 54E, 59E, 60E
o	Chapter 11.3.2.1	Ethylene Density
o	Chapter 11.3.3.2	Propylene Compressibility
o	Chapter 11.4.1	Properties of Reference Materials. Part 1 - Density of Water and Water Volume Correction Factors for Calibration of Volumetric Provers.
o	Chapter 11.5	Density/weight/volume intraconversion
o	Chapter 11.5.1	Conversions of API Gravity at 60 °F
o	Chapter 11.5.2	Conversions for Relative Density (60/60 °F)
o	Chapter 11.5.3	Conversions for Absolute Density at 15 °C

•	Chapter 12 Calculation of Petroleum Quantities.
o	Chapter 12.1.1	Calculation of Static Petroleum Quantities Part 1 - Upright Cylindrical Tanks and Marine Vessels.
o	Chapter 12.1.2	Calculation of Static Petroleum Quantities Part 2 - Calculation Procedures for Tank Cars.
o	Chapter 12.2.1	Calculation of Petroleum Quantities Using Dynamic Measurement Methods and Volume Correction Factors Part 1 - Introduction.
o	Chapter 12.2.2	Calculation of Petroleum Quantities Using Dynamic Measurement Methods and Volumetric Correction Factors Part 2 - Measurement Tickets.
o	Chapter 12.2.3	Calculation of Petroleum Quantities Using Dynamic Measurement Methods and Volumetric Correction Factors Part 3 - Proving Reports
o	Chapter 12.2.4	Calculation of Petroleum Quantities Using Dynamic Measurement Methods and Volumetric Correction Factors Part 4 - Calculation of Base Prover Volumes by Waterdraw Method.
o	Chapter 12.2.5	Calculation of Petroleum Quantities Using Dynamic Measurement Methods and Volumetric Correction Factors Part 5 - Base Prover Volume Using Master Meter Method.

Todos los derechos reservados para Ecopetrol S.A. Ninguna reproducción externa copia o transmisión digital de esta publicación puede ser hecha sin permiso escrito. Ningún párrafo de esta publicación puede ser reproducido, copiado o transmitido digitalmente sin un consentimiento escrito o de acuerdo con las leyes que regulan los derechos de autor y con base en la regulación vigente.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

o	Chapter 12.3	Calculation of Volumetric Shrinkage from Blending Light Hydrocarbons with Crude Oil.

•	Chapter 13 Statistical Aspects of Measuring and Sampling
o	Chapter 13.1	Statistical Concepts and Procedures in Measurement.
o	Chapter 13.2	Statistical Methods of Evaluating Meter Proving Data.

•	Chapter 14 Natural Gas Fluids Measurement
o	Chapter 14.1	Collecting and Handling of Natural Gas Samples for Custody Transfer
o	Chapter 14.2	Compressibility Factors of Natural Gas and Other Related Hydrocarbon Gases (AGA Report No. 8) (GPA 8185-90)
o	Chapter 14.3.1	Concentric, Square-edged Orifice Meters. Part 1 - General Equations and Uncertainty Guidelines.
o	Chapter 14.3.2	Concentric, Square-Edged Orifice Meters. Part 2 - Specification and Installation Requirements.
o	Chapter 14.3.3	Concentric, Square-Edged Orifice Meters. Part 3 - Natural Gas Applications.
o	Chapter 14.4	Converting Mass of Natural Gas Liquids and Vapors to Equivalent Liquid Volumes (GPA-8173-91).
o	Chapter 14.5	Calculation of Gross Heating Value, Specific Gravity, and Compressibility of Natural Gas Mixtures from Compositional Analysis.
o	Chapter 14.6	Continuous Density Measurement.
o	Chapter 14.7	Mass Measurement of Natural Gas Liquids (GPA 8182-95)
o	Chapter 14.8	Liquefied Petroleum Gas Measurements.
o	Chapter 14.9	Measurement of Natural Gas by Coriolis Meter (AGA Report No. 11, 2003)
o	Chapter 14.10	Measurement of Flow to Flares

•	Chapter 15	Guidelines for Use of the International System of Units (SI) in the Petroleum and Allied Industries

•	Chapter 16 Measurement of Hydrocarbon Fluids by Weight or Mass.
o	Chapter 16.2	Mass Measurement of Liquid Hydrocarbons in Vertical Cylindrical Storage Tanks By Hydrostatic Tank Gauging.

•	Chapter 17 Marine Measurement.
o	Chapter 17.1	Guidelines for Marine Cargo Inspection.
o	Chapter 17.2	Measurement of Cargoes On Board Tank Vessels.
o	Chapter 17.3	Guidelines for Identification of the Source of Free Waters Associated With Marine Petroleum Cargo Movements.
o	Chapter 17.4	Method for Quantification of Small Volumes on Marine Vessels (OBQ/ROB).
o	Chapter 17.5	Guidelines for Cargo Analysis and Reconciliation.
o	Chapter 17.6	Guidelines for Determining the Fullness of Pipelines Between Vessels and Shore Tanks.
o	Chapter 17.7	Recommended Practices for Developing Barge Control Factors (Volume Ratio).
o	Chapter 17.8	Guidelines for Pre-Loading Inspection of Marine Vessel Cargo Tanks.
o	Chapter 17.9	Vessel Experience Factor (VEF).
o	Chapter 17.10.2	Measurement of Refrigerated and/or Pressurized Cargo on Board Marine Gas Carriers.
o	Chapter 17.12	Procedure for Bulk Liquid Chemical Cargo Inspection by Cargo Inspectors.

Todos los derechos reservados para Ecopetrol S.A. Ninguna reproducción externa copia o transmisión digital de esta publicación puede ser hecha sin permiso escrito. Ningún párrafo de esta publicación puede ser reproducido, copiado o transmitido digitalmente sin un consentimiento escrito o de acuerdo con las leyes que regulan los derechos de autor y con base en la regulación vigente.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

•	Chapter 18.1	Measurement Procedures for Crude Oil Gathered From Small Tanks by Truck.

•	Chapter 19 Evaporation Loss Measurement.
o	Chapter 19.1	Evaporative Loss from Fixed-Roof Tanks.
o	Chapter 19.1A	Evaporation Loss From Low-pressure Tanks
o	Chapter 19.2	Evaporative Loss from Floating-roof Tanks.

•	Chapter 20 Allocation Measurement of Oil and Gas
o	Chapter 20.1	Allocation Measurement

•	Chapter 21 Flow Measurement Using Electronic Metering Systems.
o	Chapter 21.1	Electronic Gas Measurement.
o	Chapter 21.2	Flow Measurement-Electronic Liquid Measurement

•	Chapter 22.1 Testing Protocols-General Guidelines for Developing Testing Protocols for Devices Used in the Measurement of Hydrocarbon Fluids

4.	DESARROLLO

En el Manual de Medición de Hidrocarburos y Biocombustibles, se presentan lineamientos y sugerencias que contribuyen a lograr un mejor funcionamiento de los sistemas de medición de cantidad y calidad en campos de producción, refinerías, estaciones, poliductos, oleoductos y terminales terrestres, marítimos y fluviales, que manejen hidrocarburos (crudo, refinados, GLP y Gas Natural) y biocombustibles.

El Manual está incluido en el Sistema de Gestión de la Calidad, aprobado, modificado y validado por el Comité Táctico de Medición y Contabilización cuando este se reúna. El Manual de Medición de Hidrocarburos y Biocombustibles consta de 25 capítulos (ver Anexo 2), los cuales llevan una coherencia con los 22 capítulos del API MPMS (Manual of Petroleum Measurement Standards).

El MMH se podrá revisar y aprobar de la siguiente forma:

•	Directamente según acta del Comité Táctico de Medición y Contabilización (CTMC) en el caso de ser un cambio sustancial y de fondo dentro de los aspectos que conciernen a la Medición de Hidrocarburos para Transferencia de Custodia; dejando trazabilidad del cambio en copia dura y copia magnética.

•	Directamente por todos los Responsables de Medición: CTMC (Líderes de Medición por negocio, Jefe Departamento de Medición y Contabilización PMC); Gerente de Planeación y Suministro (GPS-VSM); Asesor Jurídico y Vicepresidente de Suministro y Mercadeo (VSM); si es validación o emisión de un nuevo capítulo del MMH; dejando trazabilidad del cambio en copia dura y copia magnética.

4.1.	ESTÁNDAR DE INGENIERÍA PARA LA MEDICIÓN DINÁMICA DE CANTIDAD Y CALIDAD DE HIDROCARBUROS LÍQUIDOS

Este documento unifica los criterios que deben ser aplicados al diseño, mejoramiento y estandarización de los procesos de ingeniería para la medición dinámica de cantidad y calidad de hidrocarburos líquidos y establece las bases para identificar las alternativas que se deben analizar en el proceso de maduración de los proyectos de medición de hidrocarburos y biocombustibles.

Todos los derechos reservados para Ecopetrol S.A. Ninguna reproducción externa copia o transmisión digital de esta publicación puede ser hecha sin permiso escrito. Ningún párrafo de esta publicación puede ser reproducido, copiado o transmitido digitalmente sin un consentimiento escrito o de acuerdo con las leyes que regulan los derechos de autor y con base en la regulación vigente.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

Describe los requerimientos de diseño, selección de equipos, instalación y pruebas funcionales de sistemas de medición dinámica de cantidad y calidad de hidrocarburos líquidos (refinados, GLP, crudos), a ser instalados en plantas o ductos, donde se realice su transferencia de custodia entre las diferentes áreas operativas de ECOPETROL S.A., o entre ésta y un tercero.

4.2.	ESTÁNDAR DE INGENIERÍA PARA LA MEDICIÓN DINÁMICA DE CANTIDAD Y CALIDAD DE GAS NATURAL

Este documento unifica los criterios que deben ser aplicados al diseño, mejoramiento y estandarización de los procesos de ingeniería para la construcción de facilidades de medición de cantidad y calidad de gas natural para Transferencia de Custodia y establece las bases para identificar las alternativas que se deben analizar en el proceso de maduración de los proyectos.

4.3.	ESTÁNDAR DE INGENIERÍA PARA SISTEMAS HIBRIDOS DE MEDICION EN TANQUES

Este documento unifica los criterios que deben ser aplicados a los procesos de ingeniería para el mejoramiento y estandarización del diseño, montaje y puesta en servicio de facilidades de Sistemas Híbridos de Medición de Tanques (SHMT) que contengan hidrocarburos líquidos o biocombustibles y establece las bases para identificar las alternativas que se deben analizar en el proceso de maduración de los proyectos.

4.4.	GESTIÓN EN LAS ÁREAS OPERATIVAS

Será de acuerdo a lo consignado en la última versión aprobada del documento ECP-VSM-R-001 “Reglamento para la Gestión de la Medición de Hidrocarburos”:

•	Propender porque todas las operaciones de producción, transferencia de custodia y determinación de inventarios de productos de la cadena de suministro a su cargo, se midan en su cantidad y en su calidad de acuerdo con las prácticas corporativas que se reflejan en este Reglamento, los manuales, estándares y procedimientos de medición y contabilización oficiales, del SGC de la Empresa.

•	Aprobar, presupuestar y ejecutar los planes de mejoramiento a los sistemas de medición para el cierre de los hallazgos y no conformidades resultantes de las inspecciones y auditorias a los sistemas de medición realizadas por el Departamento de Medición y Contabilización de Hidrocarburos.

•	Reportar al PMC mínimo semestralmente los indicadores IGSM y anualmente los indicadores IISM en todos los sistemas de medición de transferencia de custodia que se encuentran a su cargo. Atender diligentemente y con personal idóneo las inspecciones y auditorias a los sistemas de medición.

•	Aprobar, ejecutar y controlar los planes de mejoramiento de los sistemas de medición para asegurar el cierre de los hallazgos y no conformidades generados por las inspecciones y auditorias, de acuerdo al Capítulo 23 del MMH y en forma armónica con el Sistema Corporativo de Gestión Integral.

4.5.	CONTROL Y SEGUIMIENTO DE EQUIPOS DE MEDICIÓN

Todo equipo y/o instrumento que sea requerido dentro de los sistemas de medición de cantidad y calidad de la cadena de suministros de ECOPETROL S.A., debe satisfacer los requerimientos metrológicos y/o especificaciones establecidas previamente en su diseño e ingeniería, concordante con el presente Manual de Medición de Hidrocarburos y el Estándar de ingeniería para la medición dinámica de cantidad y calidad de Hidrocarburos.

Todos los derechos reservados para Ecopetrol S.A. Ninguna reproducción externa copia o transmisión digital de esta publicación puede ser hecha sin permiso escrito. Ningún párrafo de esta publicación puede ser reproducido, copiado o transmitido digitalmente sin un consentimiento escrito o de acuerdo con las leyes que regulan los derechos de autor y con base en la regulación vigente.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

Los equipos, instrumentos, accesorios y válvulas que forman parte de los sistemas de medición de cantidad y calidad para fiscalización y transferencia de custodia, deben parametrizarse y listarse en el Sistema de Administración del Mantenimiento “Ellipse” establecido en la Empresa para tal fin, agrupándolos por unidades productivas y programando el mantenimiento preventivo más adecuado dependiendo de la criticidad del componente y de los estándares de rutinas de mantenimiento.

Equipos de Laboratorio: el control metrológico del laboratorio se establecerá con base en la recomendación del fabricante de cada equipo o en la recomendación que establece cada uno de los métodos de ensayo estándar Internacionales, implementados en el Laboratorio.

Medidores de flujo tipo platina de orificio: en líneas que tienen proceso constante, programar inspecciones cada tres meses, extendiendo o acortando este período de acuerdo con los resultados obtenidos en cada inspección. En otros procesos que requieran línea fuera de servicio, programar periodos de seis meses o superiores. Las líneas de medición de productos con sólidos en suspensión, a alta presión y velocidad como el caso de algunas líneas de gas, requieren inicialmente periodos cortos de inspección para definir luego los periodos apropiados, al perderse la calibración de fábrica. En todo caso deberá existir un plan metrológico para el equipo en el cual se establezcan los períodos de confirmación metrológica.

Medidores para gas natural: en estos equipos y su instrumentación asociada, se realizará una primera calibración en un laboratorio reconocido antes de su instalación. Las verificaciones del desempeño metrológico, la exactitud y el estado interno de los sistemas de medición se realizará periódicamente, iniciando con los siguientes intervalos:

•	Medidores (elemento primario): inspección anual
•	Demás instrumentos y computador de flujo: verificación mensual

Después del primer año, será posible extender los periodos establecidos inicialmente para las verificaciones hasta un máximo de tres años para los medidores y tres meses para los demás instrumentos y computador de flujo, siempre y cuando los resultados de la inspección y los datos históricos respalden la acción. De la misma forma, posteriormente los periodos se podrán reducir si el desempeño de los elementos lo hace necesario.

Esto aplica para los medidores de transferencia de custodia de gas: ultrasónicos, másicos, turbina y Desplazamiento Positivo. En el anexo 1, Tabla 1. Rutinas De Mantenimiento Preventivo Base, se muestran las rutinas para verificación de equipos e instrumentos.

4.6.	ANEXOS

No.	TITULO
1	Tabla de Rutinas de Mantenimiento Preventivo Base
2	Contenido Manual de Medición de Hidrocarburos
3	Formato Listado de Equipos

Todos los derechos reservados para Ecopetrol S.A. Ninguna reproducción externa copia o transmisión digital de esta publicación puede ser hecha sin permiso escrito. Ningún párrafo de esta publicación puede ser reproducido, copiado o transmitido digitalmente sin un consentimiento escrito o de acuerdo con las leyes que regulan los derechos de autor y con base en la regulación vigente.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

Item	TIPO DE EQUIPO		PERÍODOS (Ver nota 1)			REFERENCIA
			VERIFICACIÓN / AJUSTE	MANTENIMIENTO	CALIBRACIÓN	MMH	NORMA INTERNACIONAL
1	PROBADORES	Patrones volumétricos tipo tanque (seraphines) Usados en calibración de probadores volumetricos	Inspección antes de ser utilizado (Ver nota 5)	Antes y después de ser utilizado	5 años dependiendo de su estado, según API MPMS 4,7_ 2009. Mar 07 de 2012 (Ver nota 3)	Capítulo 4	API MPMS Capitulo 4 Sección 7.5.3
2		Probador tipo tanque	Inspección antes de ser utilizado (Ver nota 5)	Antes y después de ser utilizado	5 años o menos dependiendo de su estado (Ver nota 3)	Capítulo 4	API MPMS capítulo 4 sección 8.2.11
3		Probador Master Meter	No Aplica	Según análisis de resultados contra la Carta de Control	3 meses para cada producto y a condiciones similares de operacionales del medidor que se va a calibrar (Ver nota 2)	Capítulo 4	API MPMS capítulo 4 sección 8.2.11
4		Probadores Compactos (Probadores Unidireccionales de pistón) Probadores de Pequeño Volumen (SVP)	No Aplica	Semestral	3 años o menos dependiendo de su estado (Ver nota 3)	Capítulo 4	API MPMS capítulo 4 sección 8.2.11
5		Unidireccional de Esfera Bidireccional de Esfera o de Pistón.	No Aplica	Semestral	5 años o menos dependiendo de su estado (Ver nota 3)	Capítulo 4	API MPMS capítulo 4 sección 8.2.11
6	MEDIDORES PARA LÍQUIDOS	Medidores con probador dedicado	Diaria a semanal dependiendo de la criticidad del sistema. Para exportación por cada embarque	Según análisis de resultados contra la Carta de Control	Mensual por producto o según Contrato o Acuerdo entre las partes	Capítulo 5	API MPMS Capitulo 5 Sección 2
7		Medidores con probador portátil	Diaria del Meter Factor mientras esté conectado el probador	Según análisis de resultados contra la Carta de Control	Semestral por producto o según Contrato o Acuerdo entre las partes	Capítulo 5	API MPMS Capitulo 5 Sección 2
8	NATURAL GAS MEDIDORES	Medidores con Master Meter	Mensual a la Instrumentación asociada y Comp. Flujo: Temp, Pres (Estática y Diferen.) y Calidad (Composició, Humedad, Azufre) y Autodiagnóstico (si aplica)	Por discrepancias contra los balances diarios y por mal funcionamiento	Anual o menos dependiendo de su estado (Ver nota 3)		API MPMS CAPITULO 21. 2. API MPMS CAPITULO 21. 1.
9		Medidores sin Master Meter		Por discrepancias contra los balances diarios y por mal funcionamiento	5 años o menos dependiendo de su estado (Ver nota 3)		API MPMS CAPITULO 21. 2. API MPMS CAPITULO 21. 1.

Todos los derechos reservados para Ecopetrol S.A. Ninguna reproducción externa copia o transmisión digital de esta publicación puede ser hecha sin permiso escrito. Ningún párrafo de esta publicación puede ser reproducido, copiado o transmitido digitalmente sin un consentimiento escrito o de acuerdo con las leyes que regulan los derechos de autor y con base en la regulación vigente.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

10	INSTRUMENTOS DE CAMPO, VÁLVULAS Y MISCELANEOS	Lazo de Presión (Transmisor, equipo terciario, etc)	En línea Líquidos : Trimestral. Lazo completo (3 pasos según procedimiento) Líquidos: Bianual Gas Natural: Mensual	No Aplica En caso de falla remplazar el Equipo	Según recomendación fabricante o en su defecto cada 2 años. (Ver nota 3).
11		Lazo de Temperatura) (RTD, Transmisor, equipo terciario, etc)	En línea Líquidos : Trimestral. Lazo completo (3 pasos según procedimiento) Líquidos: Bianual Gas Natural: Mensual	No Aplica En caso de falla remplazar el Equipo	Según recomendación fabricante o en su defecto cada 2 años. (Ver nota 3).
12		Densitómetros	Semestral Frecuencias Densitómetro 1.- lleno Agua 2.- lleno Aire	Semestral Limpieza interna	2 a 5 años Si no pasa la verificación se debe calibrar (Ver nota 3)	Capítulo 6	API MPMS Capitulo 6
13		Válvulas de doble bloqueo y purga	Trimestral	Anual y cuando tenga pase	No Aplica	Capítulo 6	API MPMS Capitulo 6
14		Actuadores para Válvulas	Anual Ajuste a los límites de Carrera	Cada 2 años	No Aplica	Capítulo 6	API MPMS Capitulo 6
15		Válvulas de expansión térmica	Semestral	Cuando falle	Anual	Capítulo 6	API MPMS Capitulo 6
16		Válvulas de seguridad	Semestral	Cuando falle	Semestral	Capítulo 6	API MPMS Capitulo 6

Todos los derechos reservados para Ecopetrol S.A. Ninguna reproducción externa copia o transmisión digital de esta publicación puede ser hecha sin permiso escrito. Ningún párrafo de esta publicación puede ser reproducido, copiado o transmitido digitalmente sin un consentimiento escrito o de acuerdo con las leyes que regulan los derechos de autor y con base en la regulación vigente.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

17	INSTRUMENTOS DE CAMPO, VÁLVULAS Y MISCELANEOS	Lazos de control PID (Computador de Flujo, Sistema de Control, PLC, DCS, etc.)	Semestral	Cuando falle	Semestral	Capitulo 21	API MPMS Capitulo 21
18		Computadores de flujo (Configuración, Archivos de Alarma y Eventos)	Anual	Cuando falle	(Entradas / Salidas Análogas) (Ver nota 3)	Capítulo 21	Anual API MPMS Capitulo 21
19		Sincronización de Relojes (Computadores de Flujo, Sistemas de Control, Equipos) (Ver nota 4)	Mensual	No Aplica	No Aplica	Capitulo 21	API MPMS Capitulo 21
20		Báscula Camionera	Trimestral	Trimestral	Anual (Ver nota 3)	-	-
21		Sistemas Híbridos de Medición de Tanques (SHMT) (Tanques Atmosféricos) (Nivel, Temperatura y Densidad)	Mensual Nivel - Manual con Cinta Temp - Manual con Termómetro	Anual o cuando falle (Ver nota 3)	Anual (Ver nota 3)	Capitulo 3	API MPMS Capitulo 3.2
22		Sistemas Híbridos de Medición de Tanques (SHMT) (Tanques Presurizados) (Nivel, Temperatura y Densidad)	Semestral Nivel - Manual con Cinta Temp - Manual con Termómetro	Anual o cuando falle (Ver nota 3)	Anual (Ver nota 3)
23		Tanques de Almacenamiento (Tablas de Aforo)	5 años (Ver nota 3)	Cuando se requiera (Por cambio de producto, Falla estructural, etc.)	15 años (Ver nota 3)	Capitulo 2	API MPMS Capitulo 2.2A, Apéndice A
24		Cintas de medición	Inspección - diaria o antes de sus uso Verificación - Annual	No Aplica	No Aplica	Capitulo 3	API MPMS Capitulo 3.1A, numeral 3.1A.8
25		Termómetros Electrónicos (PET)	Trimestral	No Aplica	Anual (Ver nota 3)	Capitulo 7	API MPMS Capitulo 7 numeral 8.2
26		Termómetros de vidrio Termómetros Bimetálicos Hidrómetros Termohidrómetros	Trimestral	No Aplica	No Aplica	Capitulo 7	API MPMS Capitulo 7 numeral 8.3.1.
27		Manómetros (Bourdon)	Semestral	Cuando falle	Anual (Ver nota 3)
28		Tomamuestras Automático	Semestral	Semestral y número de operaciones de Extracción	No Aplica	Capitulo 8	API MPMS Capitulo 8 Sección 2
29		Analizadores de Calidad (SW, Azufre, Cromatógrafo, Humedad, etc.)	Semestral	o cuando falle (Ver nota 3)	Anual (Ver nota 3)	Capitulo 21	API MPMS Capitulo 21

Todos los derechos reservados para Ecopetrol S.A. Ninguna reproducción externa copia o transmisión digital de esta publicación puede ser hecha sin permiso escrito. Ningún párrafo de esta publicación puede ser reproducido, copiado o transmitido digitalmente sin un consentimiento escrito o de acuerdo con las leyes que regulan los derechos de autor y con base en la regulación vigente.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

30	EQUIPOS DE REFERENCIA	Multímetros Calibradores de campo	N.A. Semestral	No Aplica	2 años (Ver nota 3)	-	-
31		Patrones de MEDICIÓN generación de Temperatura (Baño seco controlado)	N.A. Semestral	Semestral o cuando falle	2 años (Ver nota 3)	-	-
32		Patrones de generación de presión (peso muerto)	Semestral	Semestral o cuando falle	5 años (Ver nota 3)	-
33		Manómetros (Bourdon, digitales)	Anual	Cuando falle	2 años (Ver nota 3)
34		Termómetros (Vidrio, Digitales)	Anual	Cuando falle	2 años (Ver nota 3)
35	EQUIPOS DE LABORATORIO	Analizadores de Calidad de Laboratorio: Karl Fischer, balanza analítica, salinómetro, termohigrómetro, mufla, Trampas de destilación, Cromatógrafo y demás equipos de laboratorio	El control metrológico del laboratorio se establecerá con base en la recomendación del fabricante de cada equipo o en la recomendación que establece cada uno de los métodos de ensayo estándar Internacionales, implementados en el Laboratorio.			Capitulo 1	-

 Notas:

1

De forma general:

1.- Todo equipo o instrumento debe venir calibrado de fábrica con su correspondienmte certificado de calibración

2.- El período entre Verificaciones/Ajuste, podrá modificarse (ampliarse o disminuirse) de acuerdo a los registros históricos, a las recomendaciones del fabricante o a los análisis estadísticos, siempre y cuando se encuentren debidamente documentados y justificados, no deberá ser superior a 2 años.

2	La calibración podrá ser realizada directamente por Ecopetrol o por un Ente externo certificado para hacerla.
3	La calibración se deberá realizar por un Ente o Laboratorio certificado para hacerla. No se recomienda que Ecopetrol realice directamente estas calibraciones.
4	Debe hacerse por señal de sincronismo donde haya conexión a Scada, Satelite o señal Web
5	Inspección: Examen cuidadoso que se hace de un lugar o de una cosa con el objeto de determinar el estado en que se encuentra física y mecánicamente y reportarlo.

Todos los derechos reservados para Ecopetrol S.A. Ninguna reproducción externa copia o transmisión digital de esta publicación puede ser hecha sin permiso escrito. Ningún párrafo de esta publicación puede ser reproducido, copiado o transmitido digitalmente sin un consentimiento escrito o de acuerdo con las leyes que regulan los derechos de autor y con base en la regulación vigente.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

ANEXO 2. CONTENIDO MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES

Capítulo 1. Condiciones generales y vocabulario. Da las pautas generales que permiten el desarrollo y ejecución de tareas de gestión en los Sistemas de medición, las rutinas de mantenimiento preventivo base para la verificación y calibración de equipos e instrumentos, además de tener todo el vocabulario que se usará en el Manual de Medición de Hidrocarburos.

Capítulo 2. Calibración de tanques. Da los parámetros genéricos de verificación y calibración en tanques de almacenamiento de hidrocarburos para transferencia de custodia, cubriendo desde la identificación de la necesidad de verificación o calibración hasta el recibo de la tabla de aforo por parte de la dependencia operadora del tanque.

Capítulo 3. Medición estática. Da los criterios para la medición manual de volumen de producto líquido y de agua libre contenido en tanques de almacenamiento atmosféricos y presurizados. Cubre desde la determinación de la altura del líquido hasta el cálculo del volumen bruto contenido en el tanque, además suministra información de medición con telemetría. El Capítulo 3 Sección 1 establece los métodos para la determinación del volumen neto a condiciones estándar de hidrocarburos cargados, transportados en carro-tanques y descargados en estaciones de producción y terminales de oleoductos, así como la medición con báscula.

Capítulo 4. Sistemas probadores. Establece los criterios y características que deben poseer de los probadores que intervienen en el sistema de medición dinámica para transferencia de custodia. Aplica a las áreas operativas y que manejan medición dinámica para transferencia de custodia y fiscalización, de crudos y refinados.

Capítulo 5. Medición dinámica. Establece parámetros y criterios para el uso de medidores dinámicos para transferencia de Custodia de Hidrocarburos y sus accesorios.

Capítulo 6. Sistemas de medición dinámicos en oleoductos y poliductos. Este capítulo provee guías genéricas para seleccionar el tipo y tamaño del medidor, para ser usado en mediciones para oleoductos en operación. Los tipos de accesorios e instrumentos que deben ser usados para estas especificaciones, y las relativas ventajas y desventajas del método de probadores para el medidor. Cubre los requerimientos de estaciones de medición para oleoductos y unidades LACT.

Capítulo 7. Determinación de temperatura. Establece las actividades para determinar la temperatura en tanques de almacenamiento de producto.

Capítulo 8. Muestreo y sus condiciones. Establece los métodos y equipos a utilizar para realizar el muestreo automático y/o manual para obtener muestras representativas de petróleo y/o productos derivados. Comprende desde la toma de la muestra hasta la identificación, conservación y envío de las muestras obtenidas

Capítulo 9. Medición y aplicaciones de la densidad. Establece lineamientos y parámetros que se deben tener en cuenta para determinar la densidad relativa o gravedad API en crudos y derivados líquidos de petróleo.

Capítulo 10. Determinación de agua y sedimento. Establece lineamientos y criterios para realizar las pruebas de contenido de agua y sedimento que se halla presente en el crudo cuando se recibe o entrega por transferencia de custodia. Comprende la determinación del contenido de agua por titulación, centrífuga y destilación. Además el contenido de sedimento por extracción.

Todos los derechos reservados para Ecopetrol S.A. Ninguna reproducción externa copia o transmisión digital de esta publicación puede ser hecha sin permiso escrito. Ningún párrafo de esta publicación puede ser reproducido, copiado o transmitido digitalmente sin un consentimiento escrito o de acuerdo con las leyes que regulan los derechos de autor y con base en la regulación vigente.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

Capítulo 11. Factores de corrección. Señala las tablas apropiadas para determinar los factores de corrección por efecto de temperatura, presión y densidad. Especifica el uso de las tablas para determinar los factores de corrección que intervienen en la liquidación volumétrica.

Capítulo 12. Cálculo de cantidades de petróleo. Define las fórmulas para realizar correcciones por volumen, material de construcción del medidor o del probador, la temperatura, la presión. Cubre las formulas estándar para la determinación de los factores de corrección volumétrica.

Capítulo 13. Control Estadístico de medición. Da procedimientos estadísticos que permiten evaluar, verificar y controlar el funcionamiento y la variación de los factores de calibración de los medidores de flujo a fin de que las incertidumbres aleatorias sean comprendidas y consistentes con los objetivos de los sistemas de medición de hidrocarburos. Comprende evaluación y control de tendencia en los factores del medidor utilizando cartas de control y análisis de incertidumbres aleatorias asociadas con los datos de prueba del medidor.

Capítulo 14. Medición de Gas Natural. Da guías para la selección, instalación, funcionamiento y control metrológico de los sistemas de medición utilizados para Gas Natural.

Capítulo 16. Medición de hidrocarburos por masa. Establece los parámetros a utilizar en la instalación de Sistemas Hidrostáticos de Medición de Tanques (HTG), utilizando la medición directa de la masa contenida en tanques de almacenamiento de hidrocarburos.

Capítulo 17. Medición marina y fluvial. Da los parámetros a tener en cuenta en buques, botes o remolques y de tierra para determinar las cantidades de carga a bordo.

Capítulo 19. Pérdidas por evaporación en tanques de almacenamiento. Da las variables, mecanismos y fuentes relevantes que permiten determinar las perdidas por evaporación, en tanques de almacenamiento y operaciones de transferencia.

Capítulo 20. Medición en Campos de Producción. Determina guías para llevar a cabo medición por asignación. Provee las pautas de diseño y funcionamiento para los sistemas de medición por asignación de líquidos. Se Incluyen las recomendaciones para medición, medida estática, toma muestras, probador, calibrador y procedimientos de cálculo.

Capítulo 21. Sistemas de medición electrónica. Da los parámetros y criterios que permitan una efectiva utilización de los sistemas de medición electrónica.

Capítulo 23. Inspección de los Sistemas de Medición y cálculo del IGSM. Establece las actividades necesarias para la planificación, programación, coordinación, ejecución y seguimiento a las inspecciones del Índice de Gestión de los Sistemas de Medición (IGSM). Al igual que las acciones necesarias para el seguimiento y control de los hallazgos detectados y los planes de acción pertinentes a los que se les hará seguimiento hasta su cierre.

Capítulo 25. Guía para la estimación de la Incertidumbre en los Sistemas de Medición. Establece los parámetros básicos para la estimación de la incertidumbre estática y dinámica en los puntos de Transferencia de Custodia.

Todos los derechos reservados para Ecopetrol S.A. Ninguna reproducción externa copia o transmisión digital de esta publicación puede ser hecha sin permiso escrito. Ningún párrafo de esta publicación puede ser reproducido, copiado o transmitido digitalmente sin un consentimiento escrito o de acuerdo con las leyes que regulan los derechos de autor y con base en la regulación vigente.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

NOTA. Capitulos 15, 18, 22, 24 reservados.

Todos los derechos reservados para Ecopetrol S.A. Ninguna reproducción externa copia o transmisión digital de esta publicación puede ser hecha sin permiso escrito. Ningún párrafo de esta publicación puede ser reproducido, copiado o transmitido digitalmente sin un consentimiento escrito o de acuerdo con las leyes que regulan los derechos de autor y con base en la regulación vigente.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

INVENTARIO DE INSTRUMENTOS Y EQUIPOS DE MEDICIÓN DE CANTIDAD Y CALIDAD DE HIDROCARBUROS
ECP-VSM-001-XXXXXX

NO TAG	CODIGO MIMS	DISTRITO	EQUIPO	PERSONA RESPONSABLE	CLASE O REFERENCIA	FABRICANTE	DESCRIPCIÓN	PERIODO DE CALIBRACIÓN	PERIODO DE MANTENIMIENTO	RANGO DE MEDICIÓN	LECTURA MÍNIMA	TOLERA NCIA	OBSERVACIÓN

REVISÓ:								APROBÓ:
FECHA:								PERSONA RESPONSABLE LISTADO:

_________________________________________________________

Todos los derechos reservados para Ecopetrol S.A. Ninguna reproducción externa copia o transmisión digital de esta publicación puede ser hecha sin permiso escrito. Ningún párrafo de esta publicación puede ser reproducido, copiado o transmitido digitalmente sin un consentimiento escrito o de acuerdo con las leyes que regulan los derechos de autor y con base en la regulación vigente.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 1 CONDICIONES GENERALES Y VOCABULARIO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001	Elaborado 13/03/2012	Versión 3

5. CONTINGENCIAS

No aplica

RELACIÓN DE VERSIONES

VERSIÓN	FECHA	CAMBIOS
1	11/11/2007	Revisión del documento
2	01/04/2010	Revisión del documento
3	13/03/2012	Se actualiza Glosario y referencias a lineamientos corporativos.

Para mayor información sobre este documento dirigirse a quien lo elaboró, en nombre de la dependencia responsable:

Elaboró: Mario Alberto Granada Cañas, Penélope Galeno Sáez
Teléfono: 50057, 42080

Buzón: Mario.Granada@ecopetrol.com.co; Penelope.Galeno@gecopetrol.com.co

Dependencia: Departamento de Medición y Contabilización de Hidrocarburos, Vicepresidencia de Suministro y Mercadeo.

REVISÓ	APROBÓ

/s/ MARIO A. GRANADA CAÑAS
MARIO A. GRANADA CAÑAS
Jefe del Departamento de Medición y Contabilización
de Hidrocarburos PMC-GPS-VSM (e)
/s/ BERNARDO CASTRO CASTRO
En representación de los Líderes de Medición de VSM, VIT, VPR, GRB, GRC e ICP quienes participaron en su elaboración.	BERNARDO CASTRO CASTRO Gerente Planeación y Suministro GPS-VSM

Aprobado según acta del quinto Comité Táctico de Medición y Contabilización realizado los días 30 de noviembre y 1[o] de diciembre de 2009

Todos los derechos reservados para Ecopetrol S.A. Ninguna reproducción externa copia o transmisión digital de esta publicación puede ser hecha sin permiso escrito. Ningún párrafo de esta publicación puede ser reproducido, copiado o transmitido digitalmente sin un consentimiento escrito o de acuerdo con las leyes que regulan los derechos de autor y con base en la regulación vigente.

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VICEPRESIDENCIA DE SUMINISTRO Y MERCADEO Gerencia de Planeación y Suministro	Versión: 01	ECP- VSM -M-001-02
MANUAL DE MEDICIÓN DE HIDROCARBUROS CAPITULO 2 CALIBRACION DE TANQUES	Fecha: 24/06/2008	Página 1 de 19

MANUAL DE MEDICIÓN DE

HIDROCARBUROS

CAPÍTULO 2

CALIBRACIÓN DE TANQUES

VICEPRESIDENCIA DE SUMINISTRO Y MERCADEO Gerencia de Planeación y Suministro	Versión: 01	ECP- VSM -M-001-02
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RELACIÓN DE VERSIONES

VERSIÓN	DESCRIPCIÓN	FECHA

00	EMISIÓN DEL DOCUMENTO	MAYO 3 DE 2005

01	REVISIÓN DEL DOCUMENTO	JUNIO 24 DE 2008

DEPENDENCIA	REVISÓ	APROBÓ
RESPONSABLE

Este documento se validó en el Comité
Táctico de Medición integrado por los
líderes de medición de las áreas de
negocio:
RODRIGO SATIZABAL RAMÍREZ

Jefe Del Departamento de Medición y Contabilidad. De
SARA ISABEL PARRA	Hidrocarburos , GPS-VSM
Líder de Medición GRB – VRP

NICOLÁS VALLE YI		CAMILO MARULANDA
Líder de Medición		Vicepresidente de Suministro y
VIT		Mercadeo - VSM

PABLO MOTTA CANDELA
JUAN MANUEL NOCUA	Gerente de Planeación y Suministro GPS– VSM
Líder de Medición
VPR

CARLOS GUSTAVO ARÉVALO
Líder de Medición RCSA

CARLOS REINEL SANABRIA	SERGIO HERRERA ESTEVEZ
Líder de Medición GPS-VSM	Asesor Jurídico VSM

JAIRO H. GUZMÁN MEJÍA
I.C.P.

VICEPRESIDENCIA DE SUMINISTRO Y MERCADEO Gerencia de Planeación y Suministro	Versión: 01	ECP- VSM -M-001-02
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TABLA DE CONTENIDO

			Pág.

1.	OBJETO		4

2.	ALCANCE		4

3.	GLOSARIO		4

4.	DOCUMENTOS DEROGADOS.		4

5.	CONDICIONES GENERALES		4

	5.1.1	Normas aplicables para calibración de tanques cilíndricos verticales	6
	5.1.2	Normas aplicables para otros tipos de tanques	7
	5.1.3	Tabla de aforo	7

6.	DESARROLLO		8

6.1 DESCRIPCIÓN DEL PROCEDIMIENTO DE CALIBRACIÓN			8
	6.1.1	Método de “strapping” (MTSM)	8
	6.1.2	Método de calibración líquida (API Standard 2555)	10
	6.1.3	Método de la Línea Óptica de Referencia (ORLM)	12
	6.1.4	Elaboración de la Tabla de Aforo	15

7.	REGISTROS		17

8.	CONTINGENCIAS		17

9.	BIBLIOGRAFIA.		17

10.	ANEXO		17

VICEPRESIDENCIA DE SUMINISTRO Y MERCADEO Gerencia de Planeación y Suministro	Versión: 01	ECP- VSM -M-001-02
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1.	OBJETO

Establecer los criterios de verificación y calibración de tanques de almacenamiento de Hidrocarburos Líquidos, Gaseosos y Biocombustibles para el aseguramiento Metrológico en Transferencia de custodia y control de inventarios con el fin de garantizar la confiabilidad de la información volumétrica.

2.	ALCANCE

Aplica a las áreas operativas y técnicas que participan en los procesos de calibración de tanques de almacenamiento para transferencia de custodia y fiscalización de petróleo, sus derivados y biocombustibles, cubriendo desde la identificación de la necesidad de verificación o calibración hasta el recibo de la tabla de aforo por parte de la dependencia operadora del tanque.

3.	GLOSARIO

Para una mayor comprensión de este documento puede consultar el Capítulo 1 del Manual de Medición de Hidrocarburos “Condiciones Generales y Vocabulario” en su numeral 3 - Glosario Aplicable al Manual de Medición de Hidrocarburos (MMH).

4.	DOCUMENTOS DEROGADOS.

Deroga el Capítulo 2 del MUM, “Calibración de Tanques” ECP-VSM-M-001-02, versión 0 del 3 de mayo de 2005.

5.	CONDICIONES GENERALES

✓	Las labores de verificación y calibración de tanques se deben realizar con personal experimentado, respaldado por una firma con Sistema de Gestión de Calidad certificada para tal labor y teniendo en cuenta la siguiente frecuencia:

➢	Verificación de la calibración una vez cada cinco (5) años para tanques en transferencia de custodia. Para los demás, esta verificación puede hacerse entre 5 y 10 años. En caso que alguno de los parámetros (diámetro, espesor de lámina y verticalidad) excedan los criterios preestablecidos de variación en volumen debe considerarse una recalibración. (API MPMS Capítulo 2.2A, Apéndice A.6.1 y 6.2).

➢	Re-calibración (desarrollar una nueva tabla de capacidad) cada 15 años para tanques en servicios de transferencia en custodia. Para los demás esta recalibración se podrá hacer entre 15 y 20 años.(API MPMS Capitulo 2.2A Apéndice A.6.3)

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➢	En casos excepcionales cuando su integridad mecánica se ve afectada por reparaciones o cambios estructurales ya sea por cambio en la inclinación, en el diámetro, en la altura de referencia o en el espesor de la lámina (Ver tablas A1, A2, A3 y A4 del Apéndice A de la Norma API MPMS Capítulo 2.2A), se debe recalibrar inmediatamente (API MPMS Capitulo 2.2A Apéndice A.7).

➢	Recálculo de la tabla de aforo: Es el proceso de desarrollo de una tabla de aforo revisada, basada en diámetros del tanque previamente establecidos. Cuando en un tanque cambie su altura de referencia, la temperatura de operación ó la densidad del producto almacenado varié en más de 2,5 ºAPI respecto de la cual fue calibrado el tanque, debe elaborarse una nueva tabla de aforo basada en las mediciones geométricas previas existentes, la cual debe estar a condiciones estándar y tener referenciado el rango de temperatura en que va a operar (Ver Apéndice A8 de la Norma API MPMS Capítulo 2.2A)

✓	El trabajo de aforo deberá ser ejecutado de acuerdo a la versión más reciente de la Norma aplicable.

✓	La empresa consultora que brinde el servicio de calibración debe suministrar al contratante:

➢	Acta de ejecución del trabajo firmada por las partes.

➢	Informe de Aforo, el cual incluye:

•	Datos de campo

•	Memorias de cálculo

➢	Gráficas de incrementos y gráficas comparativas con tabla anterior para verificaciones.

➢	Tabla de aforo del tanque plastificada aprobada por el Ministerio de Minas y Energía según anexo 1 (cuatro copias).

➢	Una copia electrónica que contenga el archivo de la tabla en formato Excel para alimentar los sistemas de información y en PDF (con firmas) para futuras reproducciones.

➢	Tablilla informativa instalada y marcación de la altura de referencia. sobre el tanque.

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Todos los tanques de almacenamiento deben contar con una tablilla informativa elaborada en acero inoxidable calibre 22, de 200 mm de lado; debe quedar asegurada a la baranda superior del tanque y debe contener la siguiente información en alto o bajo relieve:

➢	Encabezado de la placa con el logo y nombre de Ecopetrol
➢	Número de identificación del tanque suministrado por Ecopetrol
➢	Producto almacenado
➢	Altura de referencia en milímetros (mm)
➢	Capacidad nominal
➢	Altura nominal
➢	Norma utilizada para realizar el aforo
➢	Fecha del aforo
➢	Compañía aforadora

La demarcación de la altura de referencia se debe hacer en la parte superior del tanque con pintura reflectiva roja o utilizando película adhesiva, de alta resistencia en un sitio visible determinado por el funcionario autorizado de Ecopetrol S.A, sobre un recuadro de color blanco de 150 x 450 mm. La altura debe especificarse en milímetros, sin punto separador de miles y con las letras “mm” al final. El ancho de las letras y números será de 30 mm.y el trazo de 10 mm

✓	Toda escotilla de medición debe contar con una guía, pestaña ó cuña que determina el Punto de Referencia, sobre la cual se ubica la cinta y se toma la lectura. En caso de no existir esta guía durante el proceso de verificación o calibración, se debe instalar.

5.1	CALIBRACIÓN DE TANQUES

Consiste en el proceso de determinar el volumen total del tanque, o capacidades parciales a diferentes niveles de líquido a las condiciones de operación existentes. Las tablas de aforo indican la cantidad de producto almacenado a un determinado nivel del mismo en el tanque, medidos desde un punto de referencia.

5.1.1	Normas aplicables para calibración de tanques cilíndricos verticales

Los tanques cilíndricos verticales pueden ser aforados de acuerdo a las normas API-MPMS siguientes:

➢	Capítulo 2, Sección 2A, “Medición y Calibración de Tanques Cilíndricos Verticales por el Método Manual de Encintado” (MTSM).

➢	Capítulo 2, Sección 2B, “Calibración de Tanques Cilíndricos Verticales usando el Método de la Línea Óptica de Referencia” (ORLM).

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➢	Capítulo 2, Sección 2C, (ISO 7507-3) “Calibración de Tanques Cilíndricos Verticales usando el Método de Triangulación Óptica”.

➢	Capítulo, 2, Sección 2D, (ISO 7507-4) “Calibración de Tanques Cilíndricos Verticales usando el Método Electro Óptico Interno de Determinación de Distancia” (EODR).

Adicionalmente puede usarse la Norma ISO 7507-5 “Calibración de Tanques Cilíndricos Verticales por el Método Electro-Óptico Externo de Determinación de Distancia”

5.1.2	Normas aplicables para otros tipos de tanques

➢	Los tanques cilíndricos horizontales se deben aforar según la Norma API MPMS Capítulo 2,2E (ISO 12917-1) “Petróleo y sus derivados - Calibración de tanques cilíndricos horizontales” - Parte 1: Métodos Manuales”.

➢	Esferas y esferoides se aforan según la aplicación del Estándar API 2552 “Medición y Calibración de Esferas y Esferoides”.

➢	La calibración de los Carrotanques de líquidos a presión atmosférica debe realizarse en centímetros y milímetros de acuerdo con el estándar API 2554 “Medición y Calibración de Carrotanques”. Para la calibración de cisternas de GLP se debe realizar en porcentaje de llenado de rotogauge equivalente, en centímetros y milímetros de acuerdo con la norma API MPMS Capítulo 2.2E.

➢	Para barcazas y Buquetanques, se debe utilizar cualquiera de los siguientes tres métodos contemplados en el API MPMS Capítulo 2, secciones 7 (barcazas) y 8A (Buquetanques); calibración liquida, por mediciones lineales y por planos “as built”. Estas calibraciones deben ser aprobadas por las capitanías de puerto donde la embarcación tiene nacionalidad.

5.1.3	Tabla de aforo.

Las tablas de aforo (ver Anexo 1) deben presentar la siguiente información:

✓	Logo y nombre de la empresa aforadora, dirección, ciudad y NIT
✓	Logo y nombre de Ecopetrol
✓	Identificación del tanque
✓	Nombre del producto a almacenar
✓	Ubicación del tanque, Vicepresidencia, Gerencia, Planta, ciudad y país.
✓	Tipo de techo y fondo del tanque.
✓	Altura de referencia (m).
✓	Diámetro promedio (m), altura efectiva (m) y capacidad (bls).

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✓	Niveles en unidades de centímetros-milímetros (cm – mm) y los volúmenes en barriles.
✓	La Gravedad API o densidad relativa del producto.
✓	La temperatura base de lámina a la cual fue preparada (ver nota 2 Cap.12.1, numeral 9.1.3)
✓	Presión de almacenamiento (aplica para tanques presurizados)
✓	Peso del techo o membrana flotante (según aplique)
✓	Ajuste volumétrico por el peso del techo (FRA)
✓	Identificación de la zona crítica (aplica para tanques con techo o membrana flotante)
✓	La Norma mediante la cual se llevó a cabo el proceso de aforo del tanque y del fondo.
✓	El nivel de incertidumbre del proceso de aforo en porcentaje
✓	Especificar si es verificación, calibración, recalibración o recálculo.
✓	Fecha del aforo.
✓	Firma de la compañía aforadora (ejecutor y representante) y aprobación del Ministerio de Minas y Energía.

6.	DESARROLLO

6.1	DESCRIPCIÓN DEL PROCEDIMIENTO DE CALIBRACIÓN.

La selección del método de calibración dependerá del tipo y tamaño del tanque, la disponibilidad de tiempo personal y equipo disponible. A continuación se presenta una breve descripción de tres métodos aplicables a tanques cilíndricos verticales:

6.1.1	Método de “strapping” (MTSM)

El término strapping de tanque es comúnmente aplicado al procedimiento por el cual se determinan las dimensiones de un tanque, necesarias para calcular la tabla de aforo del mismo. En cada anillo se miden las circunferencias por medio de una cinta metálica graduada y calibrada contra una cinta patrón. El número de mediciones por anillo depende de las uniones y arreglo de las láminas de los anillos del tanque.

Prácticas generales:

El strapping del tanque se debe realizar solo después que el tanque haya sido llenado al menos una vez en el sitio con un líquido tan denso como el líquido que se espera va a almacenar. La prueba hidrostática con agua durante 24 horas es lo usual y cumple con el requerimiento.

Tanques de 500 barriles o menos:

✓	Pueden ser aforados en cualquier condición de llenado, pero que previamente se haya cumplido el requisito anterior. Pequeños movimientos de producto (recibos o despachos) son permitidos durante el strapping.

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Tanques de 500 barriles o más:

✓	Los tanques atornillados (bolted joint) deben haber sido llenados por lo menos una vez antes del strapping y pueden ser aforados estando llenos hasta con 2/3 de su capacidad. Se permiten pequeños movimientos de producto (recibos o despachos) durante el strapping.

✓	Tanques con láminas soldadas o remachadas (welded/riveted joints) se pueden aforar en cualquier condición de llenado, pero habiendo sido llenados completamente en su sitio actual por lo menos una vez. Movimientos de producto en el tanque no están permitidos durante el proceso.

Durante el strapping se debe registrar la siguiente información:

➢	Nivel del líquido durante el proceso de aforo.
➢	Gravedad API del producto almacenado durante el strapping.
➢	Temperatura promedio del líquido al momento del strapping.
➢	Temperatura ambiente en el área de localización del tanque.
➢	Nivel de inclinación del cilindro.
➢	Altura total del tanque.
➢	Altura de cada anillo
➢	Altura de referencia
➢	Ubicación del punto de referencia
➢	Determinación de volúmenes muertos externos e internos.
➢	Forma del fondo del tanque y sus dimensiones
➢	Peso del techo flotante o membrana.
➢	Espesor de láminas de todos los anillos.
➢	Localización y altura del plato de medición (datum plate)
➢	Detalles adicionales de interés y valor que puedan influir en el aforo

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Figura 1- Posiciones para medición de circunferencias en tanques soldados

6.1.2	Método de calibración líquida (API Standard 2555)

La calibración por el método líquido es un medio para determinar los incrementos de volúmenes y capacidades de tanques u otros recipientes, transfiriendo cantidades conocidas de líquido hacia ó desde un recipiente. Este método establece los pasos requeridos para determinar con exactitud los incrementos volumétricos para elaborar tablas de aforo para tanques de cualquier forma ó diseño excepto probadores de medidores.

Este método se ejecuta en lapsos de tiempo muy largos, por lo tanto se usa para tanques pequeños, tanques horizontales, para el aforo de los fondos de tanques grandes, tanques subterráneos, o para tanques cuya forma no permite la utilización de un método geométrico.

Los equipos utilizados para el aforo, son:

✓	Tanque volumétrico aforado (serafín)
✓	Medidores de flujo calibrados
✓	Tanques estacionarios

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6.1.2.1	Procedimiento con tanque volumétrico (serafín)

El serafín, o serafines, deben situarse tan cerca como sea posible al tanque que va a ser aforado y quedar nivelados con respecto a la superficie de soporte. Se deben revisar y verificar la condición de las líneas antes que se inicie el aforo para asegurar una entrega positiva de tanque a tanque. Se debe registrar la temperatura del líquido en tanque calibrador así como la del tanque a ser calibrado después de cada llenado y el volumen ajustado si hay cambio de temperatura. La condición de llenado de las líneas debe ser la misma antes y después de cada medición.

El trabajo de calibración debe iniciarse y completarse, en lo posible, sin interrupción. En caso de producirse una interrupción y se produce cambio en la temperatura, se puede continuar el procedimiento aplicando los factores de corrección pertinentes.

Se obtienen mejores resultados cuando la temperatura ambiente y la del líquido son similares. Se debe realizar la calibración tan rápido como sea posible, de tal modo que el cambio de temperatura sea pequeño.

6.1.2.2	Procedimiento con un medidor de flujo.

El medidor debe estar montado sobre un patín, tráiler, plataforma o un dispositivo similar, localizado tan cerca como sea posible del tanque a calibrar. El soporte debe estar completamente nivelado y el medidor deberá ser probado previamente con el mismo líquido que se utilizará en la calibración del tanque o con otro de densidad similar.

El flujo de líquido hacia o desde el tanque a ser calibrado debe comenzar en puntos predeterminados, que dependen del tipo de tanque, distribución de volúmenes muertos, o tamaño y forma de la zona a ser calibrada. En cada parada se deberá registrar la lectura del medidor, temperatura del líquido en el tanque, temperatura promedio del líquido entregado por el medidor, nivel de líquido en el tanque.

6.1.2.3	Procedimiento con tanque estacionario

Se utilizará un tanque que haya sido aforado previamente según el método de strapping o el de línea óptica de referencia, el cual debe estar adyacente o cercano al tanque que se va a calibrar. El diámetro de este tanque debe ser más pequeño que el del tanque a ser aforado.

Como medio de calibración es preferible utilizar agua, aunque se puede utilizar otro líquido no volátil, en el rango de densidad del kerosén y un diesel 3. Luego de verificar las condiciones de hermeticidad de las líneas de suministro, se da inicio a la transferencia entre tanques, Los incrementos de volumen serán determinados por el tipo del tanque, volúmenes muertos, etc. Luego de cada parada se hará la medición de cada tanque, registrando también temperatura del líquido en cada uno.

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6.1.3	Método de la Línea Óptica de Referencia (ORLM).

Este es un método alternativo al de strapping, para la determinación del diámetro del tanque. La diferencia primaria entre los dos métodos, es el procedimiento para la medición del diámetro de los anillos del tanque superiores al primero. Se mide el diámetro del primer anillo del tanque, según el método de strapping, el cual se utiliza como diámetro de referencia. En los anillos superiores se miden las desviaciones con respecto al diámetro de referencia, utilizando un instrumento óptico en estaciones horizontales y verticales predeterminadas.

Las demás mediciones, procedimientos y herramientas analíticas para el desarrollo de la tabla de aforo son las mismas establecidas en el Capítulo API MPMS 2.2A.

6.1.3.1	Equipos

➢	El utilizado normalmente en el método de strapping
➢	Un dispositivo óptico, montado en un trípode o sobre un soporte equivalente, el cual debe tener una línea de visión perpendicular (línea de vista a 90º), con mecanismos de nivelación en tres ejes diferentes.
➢	Un carro desplazador magnético, con una regla horizontal graduada (incrementos de 1 mm ó de 0,01 pie), el cual se utiliza para la medición de las desviaciones en las estaciones verticales.

6.1.3.2	Preparación

El número mínimo de estaciones horizontales se debe seleccionar de acuerdo con la Tabla 1, es posible tomar estaciones adicionales, pero siempre deberá ser un número par. Las estaciones deberán estar espaciadas lo más equidistante posible a lo largo de la circunferencia del tanque.

Las estaciones horizontales se deben escoger de tal modo que el recorrido vertical del carro magnético a lo largo del cuerpo del cilindro se encuentre por lo menos a 300 mm de distancia de cualquier unión vertical soldada.

Para cualquier estación horizontal, se deben establecer por lo menos dos estaciones verticales, excepto para el primer anillo, en el cual se tomará solamente una estación vertical localizada a un 20% de altura por debajo del cordón de soldadura superior, ó a una altura que permita el alcance focal del instrumento óptico hacer la lectura con nitidez. Si estos dos criterios se contradicen, la localización se determinará por la distancia focal del instrumento.

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		Número
Diámetro del tanque		mínimo de
Pies	Metros	estaciones
50	15	8
100	30	12
150	50	16
200	70	20
250	85	24
300	100	30
350	120	36

Tabla 1 – Diámetro del tanque vs. Número mínimo de estaciones

6.1.3.3	Procedimiento

Las mediciones se deben realizar de la siguiente manera:

a)	La circunferencia de referencia en el primer anillo debe medirse utilizando una cinta patrón y se tomará a la altura determinada para la primera estación vertical, o lo más cercana a ella (Figura 2).

b)	Se debe verificar que el instrumento óptico permanezca en una posición estable y no se debe mover o ser perturbado en cualquier estación horizontal, durante el recorrido del desplazador desde el primer anillo hasta el último de los anillos superiores.

c)	Verificar la perpendicularidad (numeral 2.2B.7.3 de la Norma) y medir la desviación de la primera estación horizontal.

d)	El carrito desplazador se debe movilizar verticalmente hasta la siguiente estación en cada anillo y leer la desviación respectiva. Este procedimiento debe repetirse secuencialmente en cada una de las estaciones verticales.

e)	Luego de haber determinado la desviación en el último anillo, el carrito debe bajarse hasta el primer anillo y repetir la medición de la desviación. Las lecturas inicial y final en cada estación horizontal no deben tener una diferencia superior a 1 mm (0,005 pies) una de la otra, si no es así se deberá repetir todo el procedimiento a partir del paso (c).

f)	Los pasos b)-e) deben repetirse para cada estación horizontal.

g)	Después de completar las mediciones alrededor de todo el tanque, se debe repetir la medición de la circunferencia de referencia (paso a) utilizando la misma cinta. Las lecturas no deben diferir en más de 1 mm (0,005 pies), si la diferencia es superior se deberán repetir todas las mediciones.

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Si por alguna circunstancia no se pueden tomar las mediciones con el instrumento óptico en alguno de los anillos, se deberá emplear el método de strapping para medir la circunferencia.

Figura 2 - Elevación del tanque

6.1.3.4	Procedimiento de Cálculo

Consultar la Norma API MPMS Capítulo 2.2.B, numeral 2.2B.8 para la determinación del diámetro de referencia y los de los anillos superiores. El desarrollo de la tabla de aforo se hará de acuerdo con las indicaciones establecidas para ello en el Capítulo 2.2A del API MPMS.

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6.1.4	Elaboración de la Tabla de Aforo

Las tablas de aforo se deben elaborar a una temperatura de 60 ºF y deben tener en cuenta correcciones por efecto de cabeza del líquido almacenado, volúmenes muertos, inclinación del tanque, volumen del fondo, y ajuste volumétrico por efecto del techo o membrana flotante, si aplica.

Para el ajuste por expansión o contracción por efecto de la temperatura de lámina se debe aplicar un factor de corrección (CtSh) de manera separada

Los pormenores para la generación de la tabla de aforo se indican en la Norma API MPMS Capítulo 2.2A. A continuación se indica un resumen de los pasos de este proceso:

6.1.4.1	Conversión de las circunferencias externas a internas

Inicialmente, la lectura de la cinta patrón que generalmente se encuentra calibrada a una temperatura de 68 ºF, debe ser corregida a 60 ºF según se indica en el numeral 2.2A.19.2.2

Las dimensiones de las circunferencias externas tomadas en campo deben ser llevadas a circunferencias internas, aplicando las siguientes correcciones:

➢	Deducción del espesor de lámina de cada anillo.

➢	Si durante las mediciones se presentó la situación de que la cinta perdía contacto con la superficie del tanque debido a obstáculos presentes en la trayectoria de la cinta, se debe incluir una corrección deduciendo la suma de estos incrementos en la circunferencia. (los numerales 2.2A.19.4.3 y 2.2A.19.4.4 indican la deducción)

➢	Expansión o contracción del tanque por efecto de la cabeza de líquido (numeral 2.2A.19.5.3)

6.1.4.2	Cálculo de los volúmenes por anillo.

Para cada anillo del cilindro se determina su volumen, incremental tomando la circunferencia corregida y adicionando una corrección adicional por efecto del esfuerzo por cabeza de líquido cuando el anillo se encuentra lleno.

6.1.4.3	Incremento volumétrico para cada anillo, por cada unidad de nivel de cabeza de líquido encima del anillo.

Adicionalmente se debe considerar incrementos de volumen en cada anillo debido a la expansión generada por acción de la cabeza de líquido que sufrirá el tanque cuando se encuentre en servicio. Esta corrección se realiza según lo descrito en el numeral 2.2A19.5 de la Norma.

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6.1.4.4	Corrección por la presencia de volúmenes muertos internos o externos.

Se deben aplicar los incrementos de volumen positivos o negativos originados por los volúmenes muertos que se hayan determinado en el tanque, en relación con su posición respecto al punto de medición. Aplica el literal (d) del numeral 2.2A19.5 de la Norma.

6.1.4.5	Incremento neto de volumen por unidad de nivel para cada anillo.

A las correcciones señaladas en los numerales anteriores se deben adicionar dos factores de corrección adicionales:

➢	Efecto de la inclinación del tanque.

➢	Efecto de la temperatura de lámina.

La Norma señala la aplicación de estos dos factores en sus numerales 2.2A.19.6.1 y 2.2A.19.7

Por la aplicación de estos dos factores de corrección se obtiene finalmente el incremento volumétrico neto por unidad de nivel para cada anillo. La tabla de aforo se genera multiplicando este incremento (volumen/nivel) por la altura de líquido hasta cubrir toda la altura efectiva del tanque. El cálculo debe hacerse de manera acumulativa.

6.1.4.6	Tanques con techo o membrana flotante.

Para estos tanques se debe considerar el efecto del desplazamiento de volumen ocasionado por el peso del techo o la membrana y la tabla deben señalar claramente la zona de desplazamiento parcial (zona crítica). La Norma indica dos procedimientos para dar cuenta del volumen desplazado por el techo en la tabla de aforo.

6.1.4.6.1	Tabla de aforo tratando el techo como un volumen muerto

En este tipo de tabla, el peso del techo flotante se tiene en cuenta sustrayendo a la capacidad bruta del tanque el volumen desplazado por el mismo, basado en la Gravedad API asumida con la que operará el tanque. Si la Gravedad API es diferente a la asumida en la preparación de la tabla se debe incluir un ajuste volumétrico adicional que se debe señalar en la tabla de aforo.

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6.1.4.6.2	Tabla de aforo con capacidad bruta o abierta.

En este tipo de tabla no se deduce el efecto del desplazamiento del techo, por ello es necesario al utilizar la tabla calcular el volumen desplazado y deducirlo del valor bruto indicado en la misma.

7.	REGISTROS

Se deben manejar los siguientes registros, en cada uno de los puntos de transferencia de custodia y fiscalización:

✓	Tabla de aforo.

✓	Certificado de calibración vigente de los elementos de medida utilizados.

✓	Documentos que muestren los programas de calibración de tanques.

✓	Verificaciones de la altura de referencia, inclinación, diámetro o espesor de la lámina del tanque.

8.	CONTINGENCIAS

No aplica

9.	BIBLIOGRAFIA.

AMERICAN PETROLEUM INSTITUTE. Manual of Petroleum Measurement Standards.
Capitulo 2, Sección 2A.- Método de cinta

Capítulo 2, Sección 2B.- Método de la Línea de Óptica de Referencia

VICEPRESIDENCIA DE TRANSPORTE. Manual de Medición VIT. Versión 1.0. VIT-M-002 Bogotá. 1999

DIRECCIÓN DE DESARROLLO. Política Y Procedimiento Para El Sistema De Gestión De La Normativa de Ecopetrol S.A. ECP-DDS-D-01. Versión 1. Colombia, 2004

10.	ANEXO

No	TITULO
1	MODELO TABLA DE AFORO

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Para mayor información sobre esta directriz y el Manual de Medición de Hidrocarburos, dirigirse a:

RODRIGO SATIZABAL RAMÍREZ

Jefe del Departamento de Medición y Contabilidad de Hidrocarburos, GPS-VSM

RESPONSABLE	RODRIGO SATIZABAL Jefe del Departamento de Medición y Contabilidad de Hidrocarburos, GPS-VSM

REVISÓ	PABLO MOTTA CANDELA Gerente de Planeación y Suministro GPS – VSM	SERGIO HERRERA ESTEVEZ Líder Grupo Apoyo Legal VSM

APROBÓ	CAMILO MARULANDA Vicepresidente de Suministro y Mercadeo - VSM

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ANEXO 1. MODELO TABLA DE AFORO

NOMBRE Y LOGO DE EMPRESA	ECOPETROL S.A.	TANQUE
AFORADORA	VICEPRESIDENCIA	K-XXX *
GERENCIA
Dirección, teléfono, fax, correo electrónico, NIT,	NOMBRE PUNTO DE MEDICIÓN
etc.	MUNICIPIO (DEPARTAMENTO)	PRODUCTO:
	REPÚBLICA DE COLOMBIA	Nombre del Producto

FONDO			CILINDRO PRINCIPAL										FRACCIONES
NIVEL	VOLUMEN	INCREMENTO	NIVEL	VOLUMEN	NIVEL	VOLUMEN	NIVEL	VOLUMEN	NIVEL	VOLUMEN	NIVEL	VOLUMEN	NIVEL	VOLUMEN
cm	Bls	Bls / mm	cm	Bls	cm	Bls	cm	Bls	cm	Bls	cm	Bls	cm	Bls
0	1,38		6	50,00	240	2.737,32	480	5.493,62	720	8.250,10	960	11.007,33	1	11,48
0,1	1,48	0,13	10	95,94	250	2.852,16	490	5.608,47	730	8.364,96	970	11.122,21	2	22,97
0,9	3,70	0,28	20	210,78	260	2.967,01	500	5.723,32	740	8.479,83	980	11.237,07	3	34,45
1,7	7,85	0,52	30	325,62	270	3.081,86	510	5.838,17	750	8.594,72	990	11.351,92	4	45,94
2,7	15,44	0,76	40	440,47	280	3.196,70	520	5.953,03	760	8.709,61	1.000	11.466,76	5	57,42
4,6	34,29	0,99	50	555,31	290	3.311,55	530	6.067,88	770	8.824,49	1.010	11.581,61	6	68,91
6,0	50,00	1,12	60	670,15	300	3.426,39	540	6.182,73	780	8.939,38	1.020	11.696,46	7	80,39
			70	784,99	310	3.541,24	550	6.297,59	790	9.054,26	1.030	11.811,31	8	91,88
			80	899,84	320	3.656,09	560	6.412,44	800	9.169,15	1.040	11.926,15	9	103,36
			90	1.014,68	330	3.770,93	570	6.527,30	810	9.284,04	1.050	12.041,00
TANQUE CILÍNDRICO VERTICAL SOLDADO			100	1.129,52	340	3.885,78	580	6.642,15	820	9.398,92	1.060	12.155,85	NIVEL	VOLUMEN
ALTURA DE REFERENCIA, m		DATO	110	1.244,36	350	4.000,62	590	6.757,00	830	9.513,81	1.070	12.270,69	mm	Bls
CAPACIDAD NOMINAL, bls		DATO	120	1.359,21	360	4.115,47	600	6.871,86	840	9.628,69	1.080	12.385,54
DIAMETRO DEL CILINDRO, m		DATO	130	1.474,05	370	4.230,31	610	6.986,71	850	9.743,58	1.090	12.500,39	1	1,15
ALTURA EFECTIVA, m		DATO	140	1.588,89	380	4.345,16	620	7.101,56	860	9.858,47	1.100	12.615,24	2	2,30
ESFUERZO POR CABEZA DE			150	1.703,74	390	4.460,01	630	7.216,42	870	9.973,35	1.110	12.730,08	3	3,45
LÍQUIDO, GRAV API A 60 °F		DATO	160	1.818,58	400	4.574,85	640	7.331,27	880	10.088,24	1.120	12.844,93	4	4,59
TEMPERATURA BASE DE LÁMINA, °F		DATO	170	1.933,42	410	4.689,70	650	7.446,13	890	10.203,12	1.130	12.959,78	5	5,74
TIPO DEL TECHO		DATO	180	2.048,26	420	4.804,54	660	7.560,98	900	10.318,01	1.140	13.074,62	6	6,89
TIPO DEL FONDO:		DATO	190	2.163,11	430	4.919,39	670	7.675,83	910	10.432,90	1.150	13.189,47	7	8,04
			200	2.277,95	440	5.034,24	680	7.790,69	920	10.547,78	1.160	13.304,32	8	9,19
			210	2.392,79	450	5.149,08	690	7.905,54	930	10.662,67	1.170	13.419,17	9	10,34
INCERTIDUMBRE ESTIMADA			220	2.507,63	460	5.263,93	700	8.020,39	940	10.777,55	1.180	13.534,01
FACTOR DE COBERTURA		2,0	230	2.622,48	470	5.378,77	710	8.135,25	950	10.892,44	1.190	13.648,86
NIVEL DE CONFIANZA		95%
INCERTIDUMBRE EXPANDIDA		0,xx%	La aplicación del nivel de la tabla es para medir a fondo. La calibración del tanque y los cálculos fueron realizados según la Norma API MPMS Capitulo 2, Sección 2A "Measurement and Calibration of Upright Cilyndrical Tanks by the Manual Tank Strapping Method" Primera Edición, febrero de 1995, reafirmada febrero de 2007 y Sección 2B, "Optical Reference Line Method" Primera Edición, marzo 1989, reafirmada diciembre de 2007.

FECHA DE CALIBRACIÓN, VERIFICACIÓN,
RECÁLCULO Ó RECALIBRACIÓN DD/MM/AAAA

AFORADO POR:	REVISADO POR:	REP. MINISTERIO MINAS Y ENERGÍA:

NOMBRE TÉCNICO/INGENIERO	RESPONSABLE REVISIÓN	NOMBRE INSPECTOR
Matrícula Profesional	Matrícula Profesional	Matrícula Profesional

* Dependiendo de la Vicepresidencia Operativa el tanque tendrá un prefijo diferente con su respectivo número de tanque

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MANUAL DE MEDICIÓN DE

HIDROCARBUROS

CAPÍTULO 3

MEDICIÓN ESTÁTICA

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RELACIÓN DE VERSIONES

VERSIÓN	DESCRIPCIÓN	FECHA

00	EMISIÓN DEL DOCUMENTO	MARZO 12 DE 2005

01	REVISIÓN DEL DOCUMENTO	NOVIEMBRE 16 DE 2007

DEPENDENCIA RESPONSABLE	REVISÓ	APROBÓ

Este documento se validó en el
Comité Táctico de Medictión
Integrado por los lideres de
Medición de las áreas de negocio

/s/ EDUARDO MOTTA RUEDA	/s/ RODRIGO SATIZABAL
EDUARDO MOTTA RUEDA	RODRIGO SATIZABAL
Líder Corporative de Medición	Gerente RCM. GPS - VSM
GPS – VSM

/s/ SARA ISABEL PARRA
SARA ISABEL PARRA
Líder de Medición GCB – VRP

/s/ NICOLÁS VALLE YI	/s/ PABLO MOTTA CANDELA	/s/ CAMILO MARULANDA
NICOLÁS VALLE YI	PABLO MOTTA CANDELA	CAMILO MARULANDA
Líder de Medición VIT	Gerento de Plan Suministor – VSM	Vicepresidente de Suministory Mercedeo - VSM

/s/ JULIO MARIO RUEDA CELIS
JULIO MARIO RUEDA CELIS
Líder de Medición
VPR

/s/ SERGIO HERRERA ESTEVEZ
CARLOS GUSTAVO ARÉVALO	SERGIO HERRERA ESTEVEZ
Líder de Medición GRC-VRP	Asesor Juridico VSM

/s/ JAIRO H. GUZMÁN MEJÍA
JAIRO H. GUZMÁN MEJÍA
I.C.P.

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TABLA DE CONTENIDO

		Pág.
1.	OBJETO	5

2.	ALCANCE	5

3.	GLOSARIO	5

4.	DOCUMENTOS DEROGADOS. NO APLICA	5

5.	CONDICIONES GENERALES	5

5.1.	TANQUES DE ALMACENAMIENTO	6
5.1.1	Identificación de Tanques	8
5.1.1.1	Color	8
5.1.1.2	Número de Identificación	9
5.1.1.3	Colores para Tanques	9
5.1.2	Características más importantes de los tanques	10
5.2.	MEDICIÓN ESTÁTICA EN TANQUES ATMOSFÉRICOS	11
5.2.1	Cinta de Medición	11
5.2.2	Tipos de Medida Usando la Cinta de Medición	13

6.	DESARROLLO	14

6.1.	MEDICIÓN DE NIVEL DE PRODUCTO EN TANQUES ATMOSFÉRICOS	14
6.1.1.	Medición a vacio con cinta de medición a vacio ( Outage Gaging)	14
6.1.2.	Medición de Agua Libre	16
6.1.2.1	Medición a Fondo con Cinta de Medición a Fondo	16
6.2.	MEDICIÓN DE NIVEL DE PRODUCTOY AGUA	17
6.3.	MEDICIÓN DE TEMPERATURA	20
6.4.	MEDICIÓN DE ESPECIFICACIONES DE CALIDAD	20
6.5.	MEDICIÓNAUTOMÁTICA(TELEMETRÍA)	21
6.6.	LIQUIDACIÓN DE TANQUES ATMOSFÉRICOS	26
6.8.	MEDICIÓN DE NIVEL DE PRODUCTO EN TANQUES PRESURIZADOS	29
6.9.	LOCALIZACIÓN DE LA INSTRUMENTACIÓN	30
6.10.	TECNOLOGÍAS DE MEDICIÓN	30
6.11.	ASPECTOS A TENER EN CUENTA EN MEDICIÓN DE TANQUES PRESURIZADOS	31

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6.12.	PROCEDIMIENTO DE LIQUIDACIÓN DE TANQUES PRESURIZADOS	32

7.	REGISTROS	33

8.	CONTINGENCIAS NO APLICA	33

9.	BIBLIOGRAFIA	33

10.	ANEXOS	34

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1. OBJETO

Establecer los parámetros para la determinación del volumen neto de producto de Hidrocarburo, mediante la medición manual de niveles de líquido y agua libre en tanques de almacenamiento atmosféricos y/o presurizados para transferencia de custodía en condiciones estáticas garantizando de esta manera la confiabilidad de la información volumétrica.

2. ALCANCE

Aplica a todas las áreas operativas que requieran determinar el contenido volumétrico neto de hidrocarburo a condiciones estándar en tanques de almacenamiento para transferencia de custodía y fiscalización de petróleo y sus derivados en condiciones estáticas. Cubre desde la determinación de la altura del líquido de hidrocarburo y agua libre, hasta el cálculo del volumen Neto de hidrocarburo almacenado en el tanque.

3. GLOSARIO

Para una mayor comprensión de este documento puede consultar el Capitulo 1 del Manual de Medición de Hidrocarburos “Condiciones Generales y Vocabulario” en su numeral 3 - Glosario Aplicable al Manual de Medición de Hidrocarburos (MMH).

4. DOCUMENTOS DEROGADOS. No Aplica

5. CONDICIONES GENERALES

La Medición Estática es un proceso que requiere de una serie de condiciones mínimas para que la incertidumbre sea la menor posible. Las actividades incluidas en el proceso se detallan a continuación:

1.	El fluido contenido en el tanque debe encontrarse en condiciones de quietud y/o reposo total (Estático).

2.	La cinta métrica debe encontrarse en buen estado y contar con el certificado de Verificación (cinta de trabajo) y de calibración (cinta patrón) vigente.

3.	Los tanques de almacenamiento deben encontrarse en buen estado y contar con las tablas de calibración (aforo) vigentes (Ver capítulo 2 del MMH).

4.	Para la determinación de la temperatura, se debe utilizar un termómetro con certificado de verificación y calibración vigente (Ver capítulo 7 del MMH).

5.	Para la determinación de las especificaciones de calidad del producto Hidrocarburo, se debe tomar una muestra representativa y homogénea del Hidrocarburo contenido en los tanques de almacenamiento (Ver capítulo 8 del MMH).

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6.	Para la determinación del contenido volumétrico de Hidrocarburo se debe seguir el procedimiento de liquidación de Medición Estática detallado en el capítulo 12 del MMH.

La medición de Tanques en este capítulo se determinará a partir de los siguientes tipos de medición:

²	MEDICIÓN DE TANQUES ATMOSFERICOS

²	MEDICIÓN DE TANQUES PRESURIZADOS

5.1 TANQUES DE ALMACENAMIENTO

Los tanques de almacenamiento de Hidrocarburos son recipientes hechos en acero generalmente los cuales pueden ser cilíndricos verticales, cilíndricos horizontales, geodésicos o esféricos, estos almacenan hidrocarburos líquidos o gaseosos con unas condiciones de temperatura y presión acordes al rango de operación y proceso.

Los Tanques se dividen así:

POR SU FORMA:

•	Cilíndrico vertical con techo cónico.
•	Cilíndrico vertical con fondo y tapa cóncava.
•	Cilíndrico vertical con techo flotante.
•	Cilíndrico vertical con membrana flotante.
•	Cilíndrico horizontal a presión.
•	Esféricos.

POR EL PRODUCTO ALMACENADO:

•	Para Crudos.
•	Para Derivados o Refinados.
•	Para GLP.
•	Para Residuos

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Figura 1. Tipos de tanques de almacenamiento de Hidrocarburos

•	TANQUES CILINDRICOS VERTICAL CON TECHO CONICO:

Por la forma de construcción, el techo es fijo y tiene forma cónica. Estos tanques no soportan presiones ni vacíos, por lo tanto están equipados de respiraderos y/o válvulas de presión y vacío. Generalmente posee líneas de espuma contraincendio, y el techo está sostenido por un soporte que o bien llega al fondo del tanque o se apoya sobre las paredes del mismo.

•	TANQUES CILINDRICOS CON FONDO Y TAPA CONCAVOS:

Se usan generalmente para almacenar productos con una presión de vapor relativamente alta, es decir, con gran tendencia a emitir vapores a la temperatura ambiente.

•	TANQUES CILINDRICOS CON TECHO FLOTANTE:

Estos tanques se construyen de tal forma que el techo flota sobre la superficie del producto, eliminando así el espacio para la formación de gases. Los techos flotantes son en la actualidad los más eficaces para el servicio corriente ya que se reducen las pérdidas por evaporación, Sin embargo tienen uso limitado ya que la empaquetadura de caucho del techo tiene un límite de presión de operación.

•	TANQUES CILINDRICOS CON MEMBRANA FLOTANTE:

Con el objeto de minimizar las perdidas por evaporación, en tanques de techo cónico y que estén en servicio de almacenamiento de productos livianos, se coloca una membrana en la parte interior del tanque, diseñada y construida de tal forma que flote sobre el producto almacenado. Así se disminuye la formación de gases disminuyendo la evaporación del producto.

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•	TANQUES ESFERICOS: se utilizan para productos que tienen una presión de vapor bastante alta entre 25 a 100 PSI.

•	TANQUE CILÍNDRICO VERTICAL CON TECHO GEODÉSICO: La forma en la parte superior es ovalada, cuenta con una membrana que se posesiona sobre el fluido y se mueve con él, disminuyendo las perdidas por evaporación. Su principal ventaja respecto al de techo flotante es que nunca el agua lluvia ingresa al tanque.

Estos tanques deben tener un muro de retención con capacidad de 1,5 veces la capacidad del tanque.

Para almacenar crudo se utilizan generalmente tanques de techo cónico y tamaño relativamente grande ya que permite una operación estable durante varios días.

Los tanques para almacenar productos derivados son de capacidad y de forma variable, dependiendo del producto manejado y de la presión de vapor o volatilidad del mismo. Ejemplo, para propano y butano se usan tanques esféricos; para Gasolina Liviana es cilíndrico con techo flotante; para gasolina pesada es cilíndrico de techo cónico etc.

5.1.1 IDENTIFICACIÓN DE TANQUES

La norma sobre código de colores y señales industriales que debemos seguir es la ECP-DRI-N-04. A continuación se presentan algunos apartes:

5.1.1.1. Color

a.    El color de los tanques podrá ser variado cuando por razones de seguridad nacional o paisajismo, se requiera. En estos casos se deberá tener en cuenta que para productos livianos y medios los colores tendrán que ser ¨claros¨ y para productos pesados ¨oscuros¨.

b.    En los tanques de color ¨claro¨, si fuese el caso, se podrá pintar una franja horizontal – mediante la aplicación de una capa adicional de pintura de color negro RAL 9004 - en el primer anillo, a partir del piso, para protección en caso de goteo o escape en los sitios de descargue. Adicionalmente si fuese el caso, se podrá pintar una franja vertical – mediante la aplicación de una capa adicional de pintura de color negro RAL 9004 - en el sector de la boquilla de medición, para la protección en caso de derrame.

c.    También queda a criterio de ECOPETROL S.A. la utilización del logotipo de la Empresa (de acuerdo con lo establecido en el Manual de Imagen Corporativa) y la bandera de la REPUBLICA DE COLOMBIA.

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d.    Los tanques deben llevar el diamante de seguridad de acuerdo a los parámetros de la NFPA-704 y el nombre del producto almacenado.

5.1.1.2. Número de identificación

a.    Ubicado en el anillo superior del tanque, centrado con respecto al logotipo, cuando éste se utilice.

b.    El número de identificación se hará en letra tipo helvética médium, con la letra ¨K¨, un guión y el respectivo número. Por ejemplo K – 936.

c.    En los tanques de color claro, el número deberá estar en color negro RAL 9004. En los tanques de color oscuro, el número deberá estar en color Blanco señalamiento RAL 9003.

d.    Las dimensiones para el número de identificación, serán las siguientes:

Altura	0.5 m	(20¨)

Ancho	0.25 m	(10¨)

Espesor	0.075 m	(3¨)

Distancia entre letras o números	0.125m	(5¨)

5.1.1.3. Colores para tanques

Producto	RAL Básic	RAL franja
Ácido sulfúrico	3001 Rojo señalamiento
Agua contra incendio	6016 Verde turco	3001 Rojo señalamiento
Agua de condensado	5012 Azul Claro	————
Agua de proceso	5012 Azul Claro	————
Agua fenólica	2010 Naranja señalamiento	8016 Marrón caoba
Agua potable	6016 Verde turco	————
Fenol	2010 Naranja señalamiento	8016 Marrón caoba
Gasóleo	Aislados o blanco señalamiento RAL 9003
Productos calientes	Aislado con lámina de aluminio
Productos livianos (T°chispa < 130°F)	Blanco señalamiento RAL 9003
Productos pesados (T°chispa> 130°F)	Negro señalamiento RAL 9004
Productos petroquímicos	9006 Gris aluminio	————
Soda	8016 Marrón caoba	3001 Rojo señalamiento
Sulfito de sodio	2010 Naranja señalamiento	————

Tabla 1. Norma sobre código de colores y señales industriales ECP-DRI-N-04

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5.1.2. Características Más Importantes De Los Tanques

•	Generalmente se construyen de láminas (planchas) de acero.

•	Para tanques en transferencia de custodia, debe hacérseles verificaciones cada cinco años para el diámetro, el fondo, el espesor de láminas y la inclinación del tanque. Si algunos de estos parámetros cambiara, de modo que excediera los criterios predeterminados en (Ver tablas A1, A2, A3 y A4 de al Anexo A del API MPMS capitulo 2 sección 2). la variación del volumen, debe considerarse un reaforo Total.

•	Deben ser calibrados antes de ponerse en servicio para obtener las tablas de Aforo, la Calibración de los tanques se debe realizar cada 15 años (Capítulo 1 MMH).

•	Deben tener una escotilla de medición.

•	Deben tener sistemas de Venteos.

•	Deben tener líneas de entrada y salida del producto.

•	Deben tener líneas de drenaje.

•	Deben Tener Agitadores Dependiendo De La Mezcla De Producto Que Se Va A Almacenar.

Observaciones De Seguridad En Los Tanques

•	En los tanques de techo flotante se debe tener precaución de abrir el desagüe del techo en caso de lluvia, para evitar que el peso del agua hunda el techo.

•	Para eliminar los riesgos por acumulación de electricidad estática, debe mantenerse siempre contacto directo con las escaleras, al subir o bajar del tanque y antes de abrir la escotilla de medición, para crear así un polo a tierra.

•	“NUNCA” debe medirse un tanque durante una tormenta eléctrica.

•	Debe evitarse la inhalación de gases que salen del tanque mientras la boquilla de medición esté abierta.

•	La plomada de las cintas de medición deben ser de un material que no produzca generación de chispas. (Bronce).

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•	No se debe dejar las cintas de medición en los techos de los tanques. Estas deben llevarse a su lugar de origen, lavarse en ACPM o Queroseno y luego colgarse del mango en el portacintas.

•	Los trapos, botellas y otros objetos usados durante el procedimiento de medición deben bajarse de los techos y depositarse en lugar seguro.

5.2. MEDICIÓN ESTÁTICA EN TANQUES ATMOSFÉRICOS

5.2.1 Cinta de Medición:

La Cinta de medición es un instrumento que sirve para medir la altura de los líquidos ( Hidrocarburo y agua libre) que hay en un tanque, esta altura se compara con datos registrados en una tabla de aforo determinando a partir de esta altura se determina un Volumen Total Observado contenido en el tanque.

La cinta de medición tiene las siguientes características:

•	Generalmente esta hecha en acero inoxidable, o en una aleación de Cromo y plata, con coeficiente de expansión térmica similar al material del tanque y resistente a líquidos corrosivos.

•	Su longitud debe ser acorde a la altura del tanque a ser medido.

•	La escala de la cinta de medición debe estar en metros, centímetros y milímetros .

•	Un carrete donde se pueda enrollar o desenrollar la cinta.

•	Gancho de soporte y fijación para la plomada.

•	Plomada en un material resistente a la chispa y a la corrosión (generalmente bronce), con longitudes que oscilan entre 15 centímetros (6 pulgadas), 30 centímetros (12 pulgadas) ó 45 centímetros (18 pulgadas) y cuyos pesos mínimo 20 onzas y máximo de 2 3/8 de libra.

•	Polo a tierra para evitar chispa debido a la estática.

•	El ojo de la plomada debe ser totalmente circular.

•	En el caso de plomadas de fondo debe ser de un material que soporte los golpes con materiales metálicos que están en el fondo del tanque.

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•	No deben usarse cintas con la escala numérica no visible o totalmente borrada como resultado del desgaste y la corrosión.

•	El TAG debe ser el mismo para el cuerpo de la cinta, el carrete y la plomada; y esta identificación debe estar en el certificado de verificación y/o calibración de la cinta.

•	Se debe cambiar el conjunto plomada y la cinta de medición, cuando al verificar con el calibrador de cintas, el desgaste y la distorsión, de la punta y el ojo combinados sea mayor de 1.0 mm.

Figura 2. Cinta de medición a Fondo	Figura 3. Cinta de medición a Vacio.

•	Cinta para Medición a Fondo: Esta cinta tiene el “Cero “en la punta de la escala de la plomada, la cual hace parte de la cinta, es decir, que la escala para la cinta se inicia en forma ascendente desde el cero de referencia de la plomada, la plomada debe tener forma cilíndrica terminada en un cono, debe tener su polo a tierra (Ver Figura 2).

•	Cinta para Medición a Vacío: Esta tiene el “Cero “de la escala en el gancho de unión entre la cinta y la plomada. La escala para la cinta se inicia en forma ascendente desde el cero de referencia y para la plomada en forma descendente desde el mismo punto, la plomada debe tener forma rectangular, debe tener su polo a tierra (Ver Figura 3).

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5.2.2. Tipos de Medida usando la Cinta de Medición

•	MEDIDA A FONDO: Consiste en medir la distancia existente desde la platina de medición en el fondo del tanque hasta la altura libre del líquido, donde se producirá la marca o corte sobre la cinta de medición obteniéndose así la altura del líquido en forma directa.
En la medición de crudos livianos puede ser necesario el uso de crema o pasta indicadora para detectar el sitio exacto de corte por la detección de un cambio de coloración en la interfase.

Medida a Fondo

Figura 4. Medición a fondo con plomada de fondo

•	MEDIDA AL VACIO: Consiste en medir la distancia vertical existente desde la superficie del líquido hasta la marca de referencia. La deducción de esta medida de la altura de referencia, dará la altura del líquido en el tanque, por lo que la medida del volumen se tiene en forma indirecta.

Las medidas a vacío solo son confiables si la altura de referencia es la misma en todos los casos, es decir, no han sufrido modificación.

Figura 5. Medición a Vacío con plomada de vacío

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•	El objeto de medir un tanque es el de determinar el nivel exacto de líquido en su interior. Las cantidades cargadas o descargadas son determinadas a partir del cálculo de la diferencia en volumen de líquido contenido en el tanque antes y después de completada la operación de llenado y/o vaciado.
✓	El nivel de agua libre almacenada en los tanques debe medirse empleando el método de medición a fondo con cinta de medición a fondo y utilizando pasta indicadora de agua.

✓	Todas las cintas de medición que sean usadas deben poseer certificado de calibración vigente con vigencia máxima de un año, realizando verificaciones mensuales del estado físico - mecánico de las cintas y dejando los soportes correspondientes; registrando la cantidad de quiebres o torceduras que presente al momento de la verificación con su respectiva valoración total de acuerdo al procedimiento establecido en la norma API MPMS Capitulo 3 Sección 1, con el fin de que este dentro del máximo permitido para efectuar su cambio.

6. DESARROLLO

6.1.   MEDICIÓN DE NIVEL DE PRODUCTO EN TANQUES ATMOSFÉRICOS

Los métodos de medición de tanques estacionarios son: Medición a vacío y medición a fondo, los procedimientos se describen a continuación:

Medición a vacío con cinta de medición a vacío (Outage Gaging)

Consiste en medir la distancia existente desde la superficie del líquido hasta la marca de referencia. La deducción de esta medida de la altura de referencia, dará la altura del líquido en el tanque (Ver Figura 6).

Es fundamental que el punto de referencia este fijo y plenamente determinado, así como claramente escrito sobre el techo del tanque. Las medidas a vacío solo son confiables si existe un programa de verificación frecuente de la altura de referencia; por ser esta ultima, un dato fundamental en la operación matemática.

Figura 6. Medición de producto a Vacío con plomada de vacío

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El procedimiento que se debe seguir para realizar la medición al vacío es el siguiente:

✓	Localizar el tanque a ser medido, se sugiere leer y tomar el nivel del producto utilizando telemetría en los tanques que utilizan dicho sistema, para usar esta información como dato guía. (Registrar dicha información en la libreta).

✓	Leer y registrar la altura de referencia, tomándola, ya sea directamente de la tabla de aforo o de la tablilla informativa localizada en la escotilla de medición del tanque respectivo.

✓	Conectar el polo a tierra de su cinta de medición, descargando las eventuales corrientes estáticas a la baranda del tanque o a la escotilla de medición.

✓	Abrir la escotilla de medición, esperando unos segundos para que los gases contenidos dentro del tanque se dispersen.

✓	Determinar matemáticamente la longitud de cinta a introducir en el tanque restándole de la altura de referencia el dato guía y se le resta a este valor la mitad de la longitud de la plomada cuadrada (aproximadamente 7 cm).

✓	Bajar la plomada para medición al vacío haciendo contacto con la boquilla del tanque hasta alcanzar la longitud anteriormente calculada.

✓	Esperar unos segundos hasta que se estabilice la plomada.

✓	Extraer la cinta del tanque y leer el corte del líquido sobre la plomada.

✓	Repetir este procedimiento hasta obtener tres medidas consecutivas, donde la diferencia entre la mayor y la menor no debe sobrepasar los 3 mm.

o	Si dos de las tres medidas son iguales esta se puede reportar como valida, teniendo en cuenta que la diferencia con respecto a la tercera no sobrepase 1 mm.

o	Si las tres medidas consecutivas son diferentes y su diferencia una con respecto a la otra es de 1 mm, la medida a tomar es el promedio de las tres.

o	En caso que las 3 lecturas arrojen diferencias superiores a 3 milímetros, se sugiere revisar que las válvulas del tanque estén cerradas y que efectivamente el fluido haya estado en reposo entre una o dos horas dependiendo del fluido y realizar nuevamente la medición.

✓	Por ultimo se procede a calcular la altura del producto en la siguiente forma:

Altura del liquido = Altura de referencia (BM) – Lectura cinta – punto de corte indicado en la plomada

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Medición del Nivel de Agua Libre

De los diferentes métodos de medición de tanques estacionarios se ha seleccionado el método de medición a fondo como el más indicado para determinar el nivel de agua libre utilizando una Cinta para Medición a fondo.

Medición a Fondo con cinta de medición a fondo

Consiste en medir la distancia existente desde el plato de medición en el fondo del tanque hasta que corte la superficie del líquido en la cinta (Ver figura 7).

Figura 7. Medición de producto a fondo con plomada de fondo

El procedimiento que se debe seguir para realizar la medición a fondo es el siguiente:

•	Leer y registrar la altura de referencia, ya sea directamente de la tabla de aforo o de la tablilla informativa localizada en la escotilla de medición del tanque respectivo.

•	Aplicar pasta para detección de agua sobre la plomada en capas iguales hasta esconder la superficie sin cubrir la graduación de los números de la escala.

•	Hacer la conexión a tierra de la cinta, abrir la escotilla de medición y bajar la cinta lentamente en el producto hasta que la plomada toque el fondo del tanque o plato de medición.

•	Mantenga la cinta firme, el tiempo suficiente para que el líquido produzca el corte en la cinta.

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•	La plomada debe permanecer en el lugar por lo menos durante 10 segundos (Para aceites pesados, grasas o de alta viscosidad se requiere una duración de 1 – 5 minutos).

•	Se debe leer la altura de referencia observada en la cinta; si la altura observada es igual o tiene una diferencia de +/- 3mm, respecto al valor de registro, se debe levantar la cinta lentamente y registrar el corte del liquido en la cinta.

•	Recoger la cinta hasta la marca de corte y registre la lectura, siempre escriba el corte continuo y claro como el nivel oficial de agua medido.

Repetir el procedimiento hasta obtener tres medidas consecutivas, donde la diferencia entre la mayor y la menor no debe sobrepasar los 3 mm.

o	Si dos de las tres medidas son iguales esta se puede reportar como valida si la diferencia con respecto a la tercera es un 1 mm.

o	Si las tres medidas consecutivas son diferentes y su diferencia una con respecto a la otra es de 1 mm, la medida a tomar es el promedio aritmético de las tres.

o	En tanques de crudo con capacidad menor a 1000 Bbls, se acepta el margen de discrepancia de 5 mm.

MEDICIÓN DEL NIVEL DE PRODUCTO Y AGUA

Para realizar la medición manual del volumen de líquido y agua libre almacenados en tanques se debe tener en cuenta:

✓	El nivel de producto en tanques de almacenamiento atmosféricos, debe realizarse empleando el método de medición a vacío con una cinta de medición a vacío ó medición a fondo con cinta de medición a fondo.

✓	El nivel de agua libre almacenada en los tanques de almacenamiento atmosféricos debe medirse empleando el método de medición a fondo con cinta de medición a fondo y utilizando pasta indicadora de agua.

✓	Todo equipo utilizado para medición manual debe estar calibrado y en buenas condiciones. Los líquidos oscuros como petróleo y Combustóleos pesados se destacan mejor en una cinta clara o revestida de cromo, en líquidos claros como querosén, combustibles de aviación, combustibles ligeros, solventes y químicos es mejor una cinta negra.

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✓	Antes de tomar medidas de un tanque, todas las válvulas de recibo y entrega deben estar cerradas para prevenir pases o desplazamientos de productos desde o hacia otros tanques o sistemas.

✓	En tanques de techo cónico debe evitarse la medición con más de dos (2) personas sobre el techo para evitar que la altura de referencia cambie con el peso de las personas. Si ello fuere inevitable, las mismas personas deben llevar a cabo ambas mediciones.

✓	Antes de medir un tanque de techo flotante debe drenarse totalmente el agua que este en el techo para que no afecte la exactitud de la medición al cambiar el peso total del techo.

✓	No es recomendable realizar la medición en la zona crítica del tanque por tener incertidumbre alta.

✓	Se debe usar la misma cinta y plomada para la medición inicial y final.

✓	Para la medición manual con cinta se debe tener en cuenta que el tiempo de reposo mínimo requerido por un tanque que almacena productos refinados es de 30 minutos, mientras que el tiempo mínimo requerido por un tanque que almacena crudo es de 60 minutos.

✓	Los productos refinados de color claro deben medirse con una cinta cubierta con una capa delgada de pasta detectora, para poder establecer con claridad el corte en la plomada y determinar con exactitud la cantidad de producto en el tanque (Ver Figura 8 ).

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Figura 8. Lectura del corte de agua en una plomada de fondo.

✓	La persona que toma medidas en los tanques, está en la obligación de informar a su supervisor sobre la pérdida de cualquier objeto en el interior del tanque.

✓	Es recomendable e importante mantener drenados los tanques, de tal forma, que la cantidad de agua libre siempre sea mínima (máximo 5 cm. de agua).

✓	Para drenar un tanque, se debe abrir la válvula de drenaje lentamente con el fin de evitar la creación de un vórtice o remolino dentro del tanque que cause que el producto almacenado se mezcle con el agua.

✓	Para el drenaje de un tanque es recomendable utilizar el tubo que ha sido especialmente instalado para desagüe, el cual en la parte inferior del tanque tiene un codo y niple conectados que llegan a un pozo recolector de aguas en el fondo, que permite el drenaje casi total del agua. Si el tanque no tiene este diseño, es conveniente repararlo para su instalación tal como indican las normas API.

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MEDICIÓN DE TEMPERATURA

Para la determinación de la temperatura se pueden usar termómetros electrónicos digitales (PET), con una incertidumbre baja y/o termómetros de mercurio de vidrio (Con incertidumbre mayor al electrónico).

Por el impacto que esta variable tiene en la cuantificación del volumen se recomienda usar PET's, buscando con ello obtener una incertidumbre combinada en la operación, dentro del rango tolerable, más detalles ver el Capítulo 7 “Medición de Temperatura” del MMH y el Capítulo 25 “Guia para el cálculo de la Incertidumbre” del MMH.

MEDICIÓN DE ESPECIFICACIONES DE CALIDAD

Para la toma de muestras, se debe garantizar una muestra representativa y homogénea, ver detalles en el Capítulo 8 “Muestreo de Productos” del MMH.

•	Para la determinación del API se debe usar la norma ASTM D-1298 por el método del hidrómetro.

•	Para la determinación del contenido de agua se debe usar la norma ASTM D-4377 (Método de Karl Fisher).

•	Para la determinación de contenido de Sedimentos se debe usar la norma ASTM D-473 (Método de Extracción).

Como respaldo y para control de inventarios para transferencia de custodia y/o fiscalización se pueden usar el siguiente método:

•	ASTM D-4006 Determinación del contenido de agua por destilación.

Sólo para el control de calidad del proceso de deshidratación de crudos, se pueden utilizar los siguientes métodos:

•	ASTM D-287 (Termohidrómetro) determinación de la gravedad API.

•	ASTM D-4007 (Centrífuga) Determinación del contenido de agua y sedimento.

Ver detalles Capítulo 9 “Determinación de densidad” del MMH y el Capítulo 10 “Determinación de agua y sedimentos” del MMH.

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6.5. MEDICIÓN AUTOMÁTICA (TELEMETRÍA)

Son las medidas realizadas por medio de dispositivos mecánicos y/o electrónicos que miden y visualizan en forma continua los niveles de líquido., estos dispositivos son recomendados para control de inventarios para niveles de precisión de más o menos tres (3) milímetros.

Existen los siguientes métodos de medición diferentes a la medición manual con cinta:

•	Medición de nivel con Flotador

Utilizado como referencia para la medición manual con cinta, este sistema consiste en un flotador ubicado en el seno del líquido y conectado al exterior del tanque indicando directamente el nivel sobre una escala graduada.

Es el modelo más antiguo y el más utilizado en tanques de gran capacidad tales como los de petróleo y gasolina. Tiene el inconveniente de que las partes móviles estan expuestas al fluido y pueden romperse, además el flotador debe mantenerse limpio.

Hay que señalar que en estos instrumentos, el flotador puede tener formas muy variadas y estar formado por materiales muy diversos según el tipo de fluido.

Los instrumentos de flotación tienen una precisión del 0,5%, son adecuados para tanques abiertos ó cerrados a presión ó vacío, y son independientes del peso específico del líquido.

Por otro lado, el flotador puede agarrotarse en el tubo guía por un eventual depósito de los sólidos o cristales que el líquido pueda contener y además los tubos guía muy largos pueden dañarse ante olas bruscas en la superficie del líquido o ante la caida violenta del líquido en el tanque (Ver figura 9).

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Figura 9. Medición de nivel con flotador

•	Medición de nivel con desplazador ( Servo )

Utilizado para el control de inventarios y como respaldo para la medición manual del nivel de productos con cinta, para transferencia de custodía y fiscalización.

Figura 10. Medición de nivel con desplazador (Servo)

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Funciona en base a un “desplazador” colgado de un tambor enrollador servo-operado, el cuál esta vinculado a la balanza. Permite la medición del nivel de interfase de agua sin requerir elementos opcionales (Ver figura 10).

Mediante posición de referencia superior queda automáticamente calibrada sin abrir el instrumento. Test remoto de verificación de calibración y de repetibilidad, display, LCD con indicación local, apto para tanques elevados, subterráneos y presurizados.

•	Medición con Radar

Figura 11. Medición con radar

Utilizado para el control de inventarios y como respaldo para la medición manual de nivel de productos con cinta para transferencia de custodía y fiscalización.

Pulsos cortos de energía electromagnética son transmitidos a través de la antena contra la superficie del líquido a medir y éstos son reflejados en forma de eco. El tiempo de tránsito de la señal de radar reflejada es medida con gran exactitud usando las técnicas de procesamiento de eco, y el nivel del líquido es expresado en milímetros (Ver figura 11).

•	Medición con Hibrido ( Con Servo o radar y medidor de presión )

Figura 12. Medición con Hibrido (Con Servo o radar y medidor de presión)

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Utilizado para el control de inventarios (Servo) y para el control de Densidad del Producto (Hidrostático).

Estos dispositivos en la práctica son combinados de la siguiente forma:

El Servo es usado para determinar el nivel de los líquidos dentro del tanque y a partir del transmisor indicador de presión se deduce la densidad del fluido contenido en el tanque (Ver figura 12).

•	Medición con dispositivo Ultrasónico

Utilizado para el control de inventarios y como respaldo a la medición manual de nivel de producto con cinta para transferencia de custodia y fiscalización.

Figura 13. Medición con dispositivo Ultrasónico

El medidor de nivel Ultrasónico se basa en la emisión de un impulso ultrasónico a una superficie reflectante y la recepción del eco del mismo en un receptor. El retardo en la captación del eco depende del nivel del tanque.

Los sensores trabajan en bandas de frecuencia del ultrasonido, estas ondas atraviesan con cierto amortiguamiento o reflexión el medio amiente de gases o vapores reflejándose en la superficie del líquido (Ver figura 13).

La precisión de estos instrumentos es ± 1 a 3%, son muy sensibles a la densidad del fluido sobretodo en aquellos que dan espuma, dando un alto grado de error.

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•	Medición de nivel con elementos magnetostrictivos

Utilizados para el control de inventarios y como respaldo de la medición manual de nivel de producto y agua libre para transferencia de custodia y fiscalización de Hidrocarburos.

FIGURA 14. Medición de nivel con elementos magnetostrictivos

La sonda magnetostrictiva de nivel es un dispositivo que registra los niveles de interfase que contiene un tanque de almacenamiento de hidrocarburo, esta sonda tiene unos puntos de aforo que están definidos en un programa.

En la medición con telemetría es importante tener en cuenta los siguientes aspectos:

Se debe realizar verificaciones mensuales de los niveles reportados por telemetría y los reportados por la medición manual con cinta. Es una buena practica que cada vez que se realice la medición manual del tanque se registre en una planilla los datos de la medida con cinta, la señal de telemetría y fecha efectuada, con el fin determinar las diferencias en todos los niveles. Esta planilla de registro será una herramienta muy importante para que el técnico o ingeniero realice los correspondientes ajustes y calibraciones (Ver figura 14).

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6.6. LIQUIDACIÓN DE TANQUES ATMOSFÉRICOS

Se utiliza para determinar los volúmenes reales que tiene un tanque, tomando las mediciones manuales de nivel de producto, nivel de agua libre, temperatura y muestra del producto la cual permite determinar la Gravedad API y el porcentaje de Agua y sedimento (%BSW), procediendo con esta información a obtener el Volumen Neto. (Ver Figura 15; para mayor información sobre liquidación de volúmenes puede remitirse al ECP-VSM-M-001-012 “Calculo de cantidades del petróleo).

Figura 15. Diagrama de Liquidación de Tanques.

Nota: Diagrama de autoría del Ing. Eduardo Motta Rueda (Diplomado Medición de HC U.I.S.)

El procedimiento es el siguiente y se encuentra detallado en el capítulo 12.1 del API MPMS:

1.	Obtenga la medida estática del volumen de crudo y agua libre.

2.	Realice la lectura de la Temperatura.
3.	Obtenga el volumen Total de Crudo (TOV) con la tabla de aforo.

4.	Obtenga el volumen de agua libre de la tabla de aforo (FW).

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5.	Obtenga los factores de corrección por temperatura de la lámina (CTSh), luego el factor de corrección por efecto de la temperatura (CTL) y el Factor de corrección por efecto del techo FRA (En el caso de techo flotante).

a.	Para el cálculo del CTSh se puede obtener directamente a través de la tabla B-1 Apéndice B de la Norma API Cap. 12 Sección 1 Parte 1 o por la formula:

CTSh = 1 + 12.4E-06*Δ TS+4.0E-09* Δ 2TS

TS    = ((7*TL)+Ta)/8

TL    = Temperatura de la liquido

ΔTS = (TS-60) °F

CTSh se debe redondear a 5 cifras decimales

b.	El Factor de corrección CTL se puede obtener por formula, con la siguiente ecuación:

CTL = EXP [-K*(T-60)*(1 + 0.8*K*(T-60)]

Para crudo: K=341.0957/(Gravedad Esp. 60°F*Dens. H2O a 60°F)2

Para JET 1A: K=330.301/(Gravedad Esp. 60°F*Dens. H2O a 60°F)2

Para ACPM: K= (103.8720+(0.2701/(Gravedad Espec. @6ºF * Densidad del Agua @ 60ºF))/ (Gravedad Espec. @6ºF * Densidad del Agua @ 60ºF)^2

Para Gasolina: K= (192.4571+(0.2438/(Gravedad Espec. @6ºF * Densidad del Agua @     60ºF))/ (Gravedad Espec. @6ºF * Densidad del Agua @ 60ºF) ^2

c. La corrección por techo se hace de la siguiente forma:

Disponer del API a 60°F y la Temperatura del tanque °F

Obtener de la tabla 5A el API Observado

Calcular el ajuste de la siguiente manera:

Corrección por techo = (API referencia – API observado) * bbl/°API

Bbl/°API = constante de corrección por unidad de volumen suministrada en la tabla de aforo del tanque

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6.	Obtenga la calidad del crudo con la muestra analizada en el laboratorío.

7.	Liquide el tanque para hallar: GOV=TOV-FW

8.	Halle el Volumen Bruto Observado= (GOV*CTSh ± FRA)

9.	Halle el Volumen Bruto Estándar= (GOV*CTSh ± FRA)*CTL

10.	Halle el Factor de Corrección por agua y sedimento CSW = (1-% BSW/100)

11.	Halle finalmente el Volumen estándar Neto NSV= GSV*CSW

12.	Ver Figura 15, Diagrama de liquidación de Tanques.

6.7. VERIFICACIONES MENSUALES

Durante los procesos operativos mensuales, se debe comparar las mediciones por telemetría y las hechas con cinta en el tanque destinado para control de inventarios en cada uno de los niveles alto, medio y bajo donde aplique de acuerdo con las condiciones operacionales (El tanque haya registrado movimientos volumétricos en todos sus niveles), de la siguiente forma:

✓	En cada nivel, se deben tomar cinco (5) medidas que se mantengan dentro de una diferencia máxima de 3 milímetros.

✓	La diferencia en cada nivel se obtiene al restar los promedios de telemetría y la medición con cinta.

✓	El promedio total ajustable se obtiene del promedio de la diferencia de los niveles alto, medio y bajo del tanque al cabo de un año de seguimiento (12 verificaciones evaluadas estadísticamente)

✓	Si se observa que no hay variaciones significativas se sugiere manejar cuatro verificaciones al año.

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6.8.	MEDICIÓN DE NIVEL DE PRODUCTO EN TANQUES PRESURIZADOS

La medición estática en tanques presurizados es un proceso que requiere una serie de condiciones mínimas para que la incertidumbre sea la menor posible. Las actividades incluidas en el proceso se detallan a continuación:

1.	El fluido contenido en el tanque, debe encontrarse en condiciones de quietud y/o reposo total (Estático).

2.	El Rotogauge o barra deslizante debe encontrarse en buen estado y contar con certificado de calibración.

3.	Los tanques de almacenamiento deben encontrarse en buen estado y contar con tablas de aforo vigentes (ver capítulo 2 del MMH).

4.	Para la determinación de la temperatura se debe utilizar un termómetro de carátula y/o RTD tanto en la fase líquida como en la fase vapor.

5.	Para las especificaciones de calidad del producto hidrocarburo se debe tomar una muestra representativa y homogénea del hidrocarburo contenido en los tanques de almacenamiento (Ver capítulo 8 del MMH), utilizando el termo-densímetro a presión (Capítulo 14.8 API MPMS) Ver figura 16.

Figura 16. Termo-densímetro a presión

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6.	Para la determinación del contenido Volumétrico de hidrocarburo se debe seguir el procedimiento de liquidación de Medición estática detallado en el Capítulo 14 Sección 8 del API MPMS.

Debido a la presión interna de los tanques y sus productos almacenados, los tanques presurizados tienen un alto grado de condiciones de seguridad en su medición. Los aspectos más relevantes en este tipo de medición son:

6.9. LOCALIZACIÓN DE LA INSTRUMENTACIÓN

Figura 17. Localización de la Instrumentación.

Nota: Diagrama de autoría del Ing. Eduardo Motta Rueda (Diplomado Medición de HC U.I.S.)

6.10. TECNOLOGÍAS DE MEDICIÓN

Para control de inventarios y/o transferencia de custodía las tecnologías recomendadas son (Ver Figura 18) :

•	Rotogauge
•	Barra deslizante.

Para el Control Operativo:

•	Magnetel
•	Magnetrón

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Figura 18. Tecnologías de Medición en Tanques Presurizados.

6.11. ASPECTOS A TENER EN CUENTA EN MEDICIÓN EN TANQUES PRESURIZADOS

•	Error de Medición con Rotogauge

-	El rotogauge indica porcentajes de capacidad en galones de agua, pero por lo general ésta capacidad es la suministrada por el fabricante, pero un aforo real del tanque dará una ligera variación de ese volumen.

-	La distancia del tubo curvado hasta el fondo del tanque es del orden de ½ a 2 pulgadas en el momento de la instalación, de manera que un alargamiento u acortamiento de esa distancia se reflejará en una diferencia en la medición que se haga, la que puede ser mayor o menor según que el nivel este por encima o por debajo del 50% de llenado.

-	El tubo curvado puede sufrir deflexiones físicas, la que se incrementará en tanques de diámetros grandes

-	Hay mucha susceptibilidad de cometer errores de paralaje en la medición

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•	Medición en Cisternas (Control de la cantidad despachada a granel )

Para la medición de Volúmenes despachados (Transferencia de Custodía) en Cisternas las mejores prácticas apuntan a realizarlos con medición dinámica y/o medición Estática por peso (Báscula Camionera), debido a que la medición Estática con Rotogauge obvia la corrección por temperatura y presión del Tanque Cisterna.

•	Medición de Temperatura

La temperatura en los tanques se mide con un termómetro de carátula y/ó un transmisor de temperatura, instalados en el fondo y cima (tope) del tanque.

•	Medición de la presión

La presión se mide con un manómetro y/ó un transmisor de presión, instalado en la cima (tope) del tanque.

6.12.	PROCEDIMIENTO DE LIQUIDACIÓN DE TANQUES PRESURIZADOS

A.	Disponer de la capacidad total del tanque galones y/o Barriles (100%), medir el nivel de liquido, la temperatura (ºF) tanto de la fase líquida como de la fase vapor y la presión (psi) de la fase vapor.

B.	Determinar el volumen observado de la fase liquida. Vol. liquido=Cap. Tanque * % nivel.

C.	Determinar gravedad especifica y corregir a 60ºF con la ASTM Tabla 23-LPG.

D.	Se determina el factor de corrección de volumen en la tabla ASTM Tabla 24-LPG, tomando como valores de entrada la gravedad especifica a 60ºF y la temperatura del líquido en el tanque.

E.	Obtener volumen a 60 ºF

Vol. Liq. A 60ºF =Vol. Liq * VCF

F.	El volumen de la fase de vapor se determina por la diferencia entre el volumen total (100%) menos el volumen líquido natural.

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Vol.Vapor = Vol tanque – Vol. Líquido

7. De la tabla 23 LPG se obtiene el factor de conversión de volumen gaseoso a volumen líquido a la presión y gravedad especifica encontrada.

F=[0.001496*(PSIG+14.7)*(44+(((SP.GR/0.505)-1)*94.27))]/ (SP.GR*(460+TEMP))

G.	Obtener el volumen a 60 ºF equivalente a líquido. Use nuevamente la Tabla 24 LPG para corregir a la temperatura del vapor en el tanque convertido a líquido.

Vol eq. Liq= Vol. Vapor * F

7.	REGISTROS

En los puntos de transferencia de custodia y fiscalización se debe tener registro de:

•	Verificación del estado de las cintas fondo / vacío.
•	Tablas de Aforo de los Tanques.
•	Verificación de comparación de medida manual vs. medida automática de nivel en tanques.
•	Medidas tomadas del nivel de producto y agua libre.
•	Liquidación del volumen a NSV.

8.	CONTINGENCIAS No aplica

9.	BIBLIOGRAFIA

AMERICAN PETROLEUM INSTITUTE. Manual of Petroleum Measurement Standards. Washington-Estados Unidos de Norteamérica:

-	Capitulo 3. MEDICIÓN DE TANQUES (Tank Gauging). Procedimientos estandarizados para medición de hidrocarburos líquidos en varias clases de tanques, contenedores y cargadores, secciones:

3.1A - Medición manual de petróleo y productos del petróleo.

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3.1B - Normas prácticas para medición del nivel de hidrocarburos líquidos en tanques estacionarios por medición automática del tanque.

3.2 - Medición de tanques – medición de petróleo y productos en carro-tanques.

3.3 - Nivel de medición de hidrocarburos líquidos en tanques presurizados de almacenaje estacionario por medición automática del tanque.

3.4 - Modelos prácticos para la medición del nivel de hidrocarburos líquidos en recipientes marítimos por medición automática.

GERENCIA REFINERIA CARTAGENA. Instrucciones para Medición “Standard de trabajo general # 1”. GRC-PRO4-1-001. Cartagena 1999.

GERENCIA COMPLEJO BARRANCABERMEJA. Instructivo para Medición Manual de Tanques”. PMR-41-I-504. Barrancabermeja 2003.

VICERESIDENCIA DE TRANSPORTE. Manual de Medición VIT. Version 1.0.VIT-M-002-02 Bogotá. 1999

DIRECCIÓN DE DESARROLLO. Política Y Procedimiento Para El Sistema De Gestión De La Normativa De Ecopetrol S.A. ECP-DDS-D-01.. Versión 1. Colombia, 2004

NORMA SOBRE CÓDIGO DE COLORES Y SEÑALES INDUSTRIALES ECP-DRI-N-04 DIPLOMADO DE MEDICIÓN DE HIDROCARBUROS, MEDICIÓN ESTÁTICA, UIS, 2007.

10. ANEXOS

No	TITULO
1	Calibración de cintas.

Para mayor información sobre esta directriz y el Manual de Medición de Hidrocarburos, dirigirse a:

EDUARDO MOTTA RUEDA	RODRIGO SATIZABAL
Líder Corporativo de Medición GPS-VSM.	Gerente PCM, GPS-VSM

RESPONSIBLE	RODRIGO SATIZABAL Gerente PCM, GPS-VSM.

REVISÓ
	PABLO MOTTA CANDELA	SERGIO HERRERA ESTEVEZ
	Gerente de Planeación Y Suministro – VSM	Líder Grupo Apoyo Legal VSM

APROBÓ	CAMILO MARULANDA
Vicepresidente de Suministro y Mercadeo - VSM

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ANEXO 1 - CALIBRACIÓN DE CINTAS

INFORMACIÓN GENERAL

✓	Se debe efectuar una inspección visual de las cintas patrón antes de cada uso y que estén en buen estado.

✓	Se debe realizar verificación a la cinta de campo y de los termómetros.

✓	A todas las cintas de trabajo se les debe realizar una inspección visual antes de cada uso, o una vez al día (Lo que ocurra con menos frecuencia) para determinar que la numeración en la cinta y la plomada sea legible y esté libre de anillos, curvaturas o empalmes; dejando registro del estado en el que se encontró la cinta.

✓	Se deben verificar una vez al mes las cintas de trabajo con la cinta patrón y Calibrar anualmente la cinta Patrón.

PROCEDIMIENTO DE COMPARACIÓN DE UNA CINTA HORIZONTAL

El equipo que se debe usar para el desarrollo de este procedimiento es:

o	Plataforma con sujetador para cinta y plomada.
o	Escuadra
o	Escala de acero (en milímetros) soportada en un tablero.
o	Dos tensiómetros.
o	Dos tensores roscados para permitir tensionamiento.
o	Enganche giratorio.

El método de comparación Horizontal se lleva a cabo siguiendo el siguiente procedimiento:

✓	Ver que las cintas de trabajo y la Master deben estar libres de torceduras dobleces y uniones.

✓	Confirmar el certificado y el número de serie de la cinta Master.

✓	Comparar la plomada y la cinta como una unidad, es decir que la cinta de trabajo y la master van fijadas a sus respectivas plomadas.

✓	Llevar a cabo chequeo de la cinta y la plomada, buscando detectar daños como: números repetidos o ilegibles, enroscaduras y plomadas desgastadas.

✓	Al utilizar un tensiómetro se debe tener una exactitud dentro de +/- 0.1 libras.

✓	Las cintas se remueven completamente de sus carretes y se colocan sobre una superficie plana como un corredor, parqueadero, etc. La superficie de prueba debe estar completamente en el sol o completamente a la sombra y la cinta a calibrar debe ser hecha del mismo material de la Cinta Master y tener la misma sección transversal.

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✓	La cinta Master se coloca paralela a la cinta de trabajo, separada por una distancia constante de 1” a 11/4” a lo largo de su longitud total

✓	Asegurar las dos plomadas de la cinta en la plataforma con el sujetador.

✓	Asegurar la parte final de las cintas a sus respectivos tensiómetros y estos a su vez a los tensores roscados. Estos últimos se fijan a un soporte.

✓	Mover la plataforma de tal manera que las cintas queden completamente extendidas.

✓	Tensionar los tornillos tensores para aplicar 10 libras de presión que se observan en los dos tensiómetros. Igual tensión a ambas cintas es más importante que la cantidad de tensión aplicada.

✓ Ajustar las cintas, la escala milimétrica y el tablero de tal manera que estén exactamente paralelas en el primer punto de prueba. Se registra el espacio entre las dos cintas para que el espacio en los otros puntos de prueba sea el mismo.

✓	Verificar las presiones en los tensiómetros y se ajustan si es necesario antes de tomar las lecturas. No se debe mover o alterar las cintas o la escala milimétrica durante las operaciones.

✓	Se deben tomar cuatro puntos de prueba para comparar cada cinta, verificando la longitud total más tres puntos adicionales a lo largo de ellas. Las cintas usadas para transferencia de custodia deben ser chequeadas dentro de los siguientes límites:

Longitud de la cinta				Exactitud
8 Metros	-	25 Pies	0,8 mm -1/32”	- 0.0025	Pies	- 0.01%
15 Metros	-	50 Pies	1.5 mm -1/16”	- 0.005	Pies	- 0.01%
20 Metros	-	66 Pies	2.0 mm -5/64”	- 0.0066	Pies	- 0.01%
23 Metros	-	75 Pies	2.3 mm -3/32”	- 0.0075	Pies	- 0.01%
30 Metros	-	100 Pies	3.0 mm -1/8”	- 0.01	Pies	- 0.01%

Tabla de la norma API MPMS 3.1 A apéndice A1

✓	Centrar la lámina de la escuadra en la graduación de la cinta patrón y registrar donde intercepta sobre la escala milimétrica. Al centrar la cuchilla de la escuadra sobre la escala de la cinta de trabajo se debe registrar el punto donde intercepta en la escala milimétrica. Se debe registrar ambas lecturas lo más cercano a 0.5 mm. Estas lecturas son llamadas primera Prueba.

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✓	Liberar la tensión en ambas cintas y repetir la tensión a ambas cintas.

✓	Mover la escala milimétrica por unos pocos milímetros en ambas direcciones y repita la rutina de medición, registrando estas lecturas como la segunda prueba.

✓	Repetir la rutina de medición de nuevo y registre las lecturas como la tercera prueba.

✓	Calcular la longitud real de la cinta de trabajo en el punto de prueba usando la siguiente ecuación:

L= S+K* [ ( ∑ B - ∑ A) / 3 ]

L= S+ (K / 3) * ( ∑ B - ∑ A)

Donde:

L= Longitud real de la cinta de trabajo en el punto de prueba.

S= Longitud certificada de la Cinta Patrón en el punto de prueba.

K= Factor de conversión, Unidades de la Cinta/ unidades de la escala;

K= 0.00328084 ft/mm

K/3= 0.0010936 (esto es para las tres lecturas).

Sumatoria de A= Suma de las lecturas de la escala para la cinta Patrón.

Sumatoria de B= Suma de las lecturas de la escala para la cinta de trabajo

Calcule y registre B-A para cada prueba. Entonces registre el rango R de Valores (él más alto al más bajo), por ejemplo:

Longitud certificada de la Cinta Master (S) = 100.001 ft.

✓	El rango de valores (B-A) representado por (R) en la ausencia de un error bruto sería normalmente diferente no más que 3 milímetros por una cinta de 30 metros (100 FT) ó 0,01%.

Cuando la cinta es aceptada marque en la Terminal de la cinta de trabajo el número de registro de calibración de la cinta Master. Registre los datos en el Libro de Calibración de Equipos, en las páginas marcadas “Calibración de la Cintas de medición”.

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Sujetador
Mamparo
Plataforma
Abrazadera de la plomada
Almohadilla para cinta y plomada
Cinta Maestra
Cinta de Trabajo
Lamina de la escuadra
Lector A
Enganche giratorio
Escala milimétrica
Lector B
Balance del resorte
Punto de máxima tensión de la cinta
Unión giratoria

Esquema de Calibración de la Cinta de medición por el "PROCEDIMIENTO DE COMPARACIÓN DE UNA CINTA POR EL MÉTODO HORIZONTAL"

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MANUAL DE MEDICIÓN DE

HIDROCARBUROS

CAPITULO 3

SECCIÓN 1

MEDICIÓN DE CARRO TANQUES

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RELACIÓN DE VERSIONES

VERSIÓN	DESCRIPCIÓN	FECHA

00	EMISIÓN DEL DOCUMENTO	SEPTIEMBRE 5 DE 2005

01	REVISIÓN DEL DOCUMENTO	NOVIEMBRE 16 DE 2007

DEPENDENCIA RESPONSABLE	REVISÓ	APROBÓ

Este documento se valido ea el Comité
Táctico Medición integrado por los
lideres de medición de las áreas de negocio:

/s/ EDUARDO MOTTA RUEDA
EDUARDO MOTTA RUEDA
Líder Corporativo de Medición
GPS – VSM

/s/ ROORIGO SATIZABAL
ROORIGO SATIZABAL
Gerente PCM, GPS-VSM

/s/ SARA ISABEL PARRA
SARA ISABEL PARRA
Líder de Medición GCB – VRP

/s/ NICOLAS VALLEY		/s/ CAMILO MARULANDA
NICOLAS VALLEY		CAMILO MARULANDA
Líder de Medición		Vicepresidente de Suministro y Mercadeo -
VIT		VSM

/s/ RABLO MOTTA CANDELA
RABLO MOTTA CANDELA
Gerente de Planeación Suministro - VSM
99972
/s/ JULIO MARIO RUEDA CELIS
JULIO MARIO RUEDA CELIS
Líder de Medición
VRP

/s/ CARLOS GUSTAVO ARÉVALO	/s/ SERGIO HERRERA ESTEVEZ
CARLOS GUSTAVO ARÉVALO	SERGIO HERRERA ESTEVEZ
Líder de Medición GRC-VRP	Asesor Juridico VSM

/s/ JAIROH. GUZMÁN MEJÍA
JAIROH. GUZMÁN MEJÍA
I.C.P

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TABLA DE CONTENIDO

Pág.

1. OBJETO	4

2. ALCANCE	4

3. GLOSARIO	4

4. DOCUMENTOS DEROGADOS. NO APLICA	4

5. CONDICIONES GENERALES	4

6. DESARROLLO	6

6.1 MEDICIÓN ESTÁTICA EN TANQUES Y CARROTANQUES	6
6.2 CALIBRACIÓN DE CARROTANQUES	7
6.3 MEDICIÓN EN EL PUNTO DE DESPACHO-ORIGEN	8
6.4 MEDICIÓN EN EL PUNTO DE RECIBO-DESTINO	9
6.5 CONCILIACIÓN EN CIFRAS	10
6.6. MEDICIÓN ESTÁTICA CON BÁSCULA CAMIONERA	11
6.6.1. Consideraciones Importantes	12
6.7. MEDICIÓN DINÁMICA	14

7. REGISTROS	14

8. CONTINGENCIAS. No Aplica	14

9. BIBLIOGRAFÍA	15

10. ANEXOS.	15

ANEXO 1. PROCEDIMIENTO DE VERIFICACIÓN Y CALIBRACIÓN DE LA BÁSCULA CAMIONERA

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1. OBJETO

Establecer los métodos para la determinación del volumen neto a condiciones estándar de hidrocarburos cargados, transportados en carrotanques y descargados en estaciones de producción y terminales de oleoductos, así como la medición con báscula.

2. ALCANCE

Aplica a las dependencias de las áreas de negocio de ECOPETROL S.A., responsables de hacer seguimiento, monitoreo y control de cantidad y calidad de volúmenes de hidrocarburos cargados, transportados en carrotanques y descargados en estaciones de producción y terminales de oleoductos. Comprende desde garantizar la calibración del carrotanque, la medición con báscula camionera, la determinación de las variables de cantidad y calidad de hidrocarburos contenidos en el mismo para transferencia de custodia y la conciliación de cifras.

3. GLOSARIO

Para una mayor comprensión de este documento puede consultar el Capitulo 1 del Manual Único de medición “Condiciones Generales” en su numeral 3 - Glosario Aplicable al Manual de Medición de Hidrocarburos (MMH).

4.	DOCUMENTOS DEROGADOS. NO APLICA

5.	CONDICIONES GENERALES

Los recibos y/o despachos de productos de Hidrocarburos para Transferencia de Custodia deben realizarse en facilidades apropiadas que cumplan con los estándares de diseño, operación y mantenimiento, con niveles de seguridad y salud ocupacional adecuados. Los siguientes son los métodos usados por las mejores prácticas:

1.	Medición Estática (Tanques y/o Carrotanques, Báscula Camionera).

2.	Médición Dinámica (En Volumen y/o Masa).

✓	El siguiente es el orden de priorizacion de la medición oficial en puntos donde se tengan cargaderos y descargaderos de carrotanques:

o	Medición dinámica respaldada con Medición en tanques.
o	Medición en tanques respaldado con medición de carrotanques.

En cada caso se entiende que la medición adoptada como oficial se encuentra asegurada según el Manual de Medición de Hidrocarburos de ECOPETROL S.A.

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✓	El presente documento forma parte, de manera total ó parcial, de las especificaciones técnicas de los contratos de transporte y acuerdos de servicios entre las estaciones de despacho y recibo entre áreas de negocio de Ecopetrol S.A. y/o Terceros.

✓	Todos los carrotanques deben tener identificada en sus escotillas el punto de referencia y las pestañas de medición adecuadas para la medición con cinta métrica calibrada.

✓	Todos los carrotanques para transporte de hidrocarburos con presión de vapor superior a la presión atmosférica deben contar con gage tube y/o rotogauge, medidores de temperatura (Localizado en la fase líquida, menor al 5% de la capacidad del tanque) y presión (En la fase vapor superior al 95% de la capacidad del tanque).

✓	Todas las facilidades para cargue y descargue de carrotanques, al igual que los carrotanques, deben contar con la conexión de polo a tierra y los sistemas de extinción de incendios adecuados para el área de exposición.

✓	Todos los carrotanques deben cumplir con lo establecido en el Decreto 1609 del 31 de julio de 2002 y la Resolución No. 003666 de mayo del 2001 emitido por el Ministerio de Transporte de Colombia.

✓	Todas las estaciones de despacho y recibo de carrotanques deben contar con plataforma de estacionamiento de carrotanques perfectamente nivelada para medición. Adicionalmente, deben contar con una facilidad para el acceso a las escotillas de medición localizadas en la parte superior, que garantice la integridad del operador y/o inspector que realizará la medición.

✓	Todas las estaciones de despacho y recibo de hidrocarburos en carrotanques, deben contar con tanques de almacenamiento con certificado de calibración vigentes (Cada cinco (5) años), cintas de medición y termómetro, en buen estado y con certificados de calibración vigente.

✓	Para la medición de líquidos oscuros como petróleo y combustóleos el nivel del hidrocarburo se destaca mejor en una cinta clara o revestida de cromo. En líquidos claros como combustibles tales como querosén, gasolina motor, diesel, nafta, solventes, aromáticos y químicos es conveniente utilizar una cinta negra. En Todo caso se deben utilizar cremas reveladoras de productos claros y agua libre.

Si el nivel del tanque de almacenamiento en las estaciones de origen y destino es superior a 3,0 metros debemos tomar tres temperaturas (superior-mitad-fondo) y promediarla para liquidar el tanque. Si el nivel es inferior a 3,0 metros tomar sólo una para liquidar el tanque en la mitad del nivel de hidrocarburo (Ver Tabla 5. API MPMS Capítulo 3 Sección 2).

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TABLA 5. Número mínimo de mediciones de la temperatura para diferentes profundidades de hidrocarburos líquidos en tanques de almacenamiento, en arrendamiento y en buques y barcazas.
Profundidad del Líquido	Numero mínimo de medidas de Temperatura	Medidas de Nivel
Mayor a 3 metros ( 10 Pies )	3	Debemos tomar tres temperatures (Superior-Mitad-Fondo)
Menor a 3 metros ( 10 Pies )	1	A mitad del líquido

✓	Para medición de temperatura en carro tanque tomar una lectura en la mitad del nivel de hidrocarburo por cada compartimiento y liquidar cada uno de los compartimientos. El volumen total contenido en el carrotanque a condiciones estándar es la sumatoria de los volúmenes a condiciones estándar de los compartimientos.

✓	Para la medición de temperatura del hidrocarburo tanto en tanques de almacenamiento como en carrotanques, se debe cumplir con los tiempos de inmersión para los termómetros de vidrio y electrónicos (PET) que se muestran en las siguiente Tabla (Tabla 6 API MPMS Capítulo 3 Sección 2):

6. DESARROLLO

6.1. MEDICIÓN ESTÁTICA EN TANQUES Y CARROTANQUES

Este método busca la determinación del volumen neto a condiciones estándar y/o masa transferida a través de un llenadero y/o descargadero de Carrotanques. Requiere de una serie de condiciones mínimas buscando entre otras obtener la menor incertidumbre posible. Las actividades incluidas en el proceso se detallan a continuación:

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1.	Condiciones de quietud y/o reposo total y/o horizontalidad del nivel del producto tanto en los tanques como en los Carrotanques.

2.	La Cinta métrica debe encontrarse en buen estado, y contar con los certificados de Verificación y de Calibración vigente (Ver frecuencia de Calibración y verificación en el Capítulo 1 del MMH).

3.	Los Tanques de almacenamiento y/o Carrotanques deben encontrarse en buen estado y contar con Tablas de Calibración (Aforo) en milímetros y Centímetros vigentes (Ver detalles en el Capítulo 2 del MMH y frecuencias de Calibración Capítulo 1 del MMH).

4.	Para la determinación de la temperatura se debe utilizar un termómetro con certificado de Calibración Vigente ( Ver detalles en el Capítulo 7 del MMH y frecuencias de Calibración en el Capítulo 1 del MMH).

5.	Para la determinación de las especificaciones de Calidad del producto Hidrocarburo se debe tomar una muestra representativa y homogénea del Hidrocarburo contenido en los tanques y realizar el respectivo análisis conservando las normas ASTM respectivas (Ver Capítulos 8, 9 y 10 del MMH), y/o usar la información de especificaciones de Calidad obtenida de los vistos buenos del producto (Dato Laboratorio).

6.	Para la determinación del contenido volumétrico de Hidrocarburo se debe seguir el procedimiento de liquidación de la Medición Estática del Capítulo 12 del API MPMS y detalladas en el Capítulo 3 y 12 del MMH.

CALIBRACIÓN CARROTANQUES

✓	Todos los carrotanques empleados para el transporte terrestre de hidrocarburos deben contar con certificado de calibración con vigencia no superior a cinco (5) años. La Tabla de aforo debe estar definida en milímetros y centímetros, por cada uno de los compartimentos del carrotanque.

✓	La calibración de los carrotanques debe ser adelantada por firmas con certificación vigente bajo ISO 9001, versión actualizada, en inspección de cantidad y calidad de hidrocarburos.

✓	Los métodos aprobados por el API MPMs para calibración de carrotanques son:

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o	Calibración por el método líquido (STD 2555): Consiste en determinar el aforo obteniendo la altura del líquido versus volúmen de capacidad del carrotanque con volúmenes conocidos de probador tipo tanque-Serafín y agua como fluído de calibración.

o	Calibración por el método strapping (STD 2554): Consiste en determinar el aforo al determinar las dimensiones físicas del recipiente del carrotanque y matemáticamente deducir la altura del líquido versus volúmen de capacidad del carrotanque.

o	Calibración por el método de pesaje (STD 2554): Consiste en determinar el aforo al determinar repetitivamente los pesos del carro tanque con agua y las alturas del líquido en el mismo. Con esta información y la densidad del agua, se deduce matemáticamente el volumen del líquido.

MEDICIÓN EN EL PUNTO DE DESPACHO- ORIGEN

1.	Definir y fiscalizar el tanque de almacenamiento que realizará los despachos en carrotanques.

2.	Realizar la medida INICIAL de hidrocarburo y agua libre, tomar muestra de crudo en los tanques de almacenamiento y analizarla en laboratorio para visto bueno del hidrocarburo a despachar. (Cumpliendo los estándares API MPMS capítulos 2, 3, 7, 8, 9, 10, 11, 12; ASTM D-1298, D-4377, D-473).

3.	Verificar cumplimiento del decreto 1609 del 2002 en conductores y vehículos, y adicionalmente las medidas pertinentes a cada punto de cargue.

4.	Verificar visualmente los compartimientos del carrotanque para asegurarse que se encuentre desocupado y descartar la presencia de hidrocarburos, agua o cualquier otro líquido no deseado en su interior.

5.	Ubicar el carrotanque en el sitio de cargue de la estación, conectarlo a tierra, realizar las conexiones del proceso pertinentes e iniciar el proceso de cargue del hidrocarburo.

6.	Según el hidrocarburo a cargar, el conductor debe informar al operador de cargue el máximo volumen de llenado a fin de no exceder el peso máximo permitido en carretera ó la capacidad total del carrotanque.

7.	El operador en asocio con el conductor monitorearán permanentemente el proceso descrito en el numeral anterior, para que no se presenten sobrellenados con riesgos de derrames de hidrocarburos.

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8.	Donde no se tiene medición dinámica en el llenadero, se debe medir y cuantificar el hidrocarburo y agua libre en los carro tanques. (Cumpliendo los estándares API STD 2454, 2555-Tabla de aforo en milímetros y centímetros compartimiento por compartimiento y API MPMS capítulos 3-Medición Estática con cinta de medición a fondo, 7-Medición Temperatura, 8-Toma de Muestra compuesta de los compartimientos para la determinación de la gravedad API (ASTM D-1298) y el contenido de agua (ASTM D-4377). El contenido de sedimentos lo asumimos igual al visto bueno del tanque de despacho (ASTM D-473).

9.	Instalar sellos de control en escotillas, drenajes, válvulas y otros. (Reportar los números de los sellos en la remisión).

10.	Elaborar y hacer entrega al conductor del carrotanque de la remisión con el volumen bruto y netos cuantificado a condiciones estándar (60°F y 0 PSIG) y la calidad obtenida en laboratorio del hidrocarburo cargado.

11.	Medir y cuantificar el volumen FINAL y agua libre en el tanque de almacenamiento (Cumpliendo los estándares API MPMS capítulos 2, 3, 7, 8, 9, 10, 11, 12; ASTM D-1298, D-4377, D-473) para efectos del balance de los hidrocarburos despachados.

MEDICIÓN EN EL PUNTO DE RECIBO- DESTINO.

1.	Medir y cuantificar el volumen INICIAL de hidrocarburo y agua libre en el tanque de almacenamiento (Cumpliendo los estándares API MPMS capítulos 2, 3, 7, 8, 9, 10, 11, 12; ASTM D-1298, D-4377, D-473), en donde aplique. En todo caso se debe efectuar balance diario de los volúmenes que permita comparar las mediciones dinámicas de recibo de carrotanques.

2.	Recibir la remisión, verificar la integridad y el número de los sellos instalados en la estación origen. Se procede a retirarlos para luego controlarlos y destruirlos. Si existe una discrepancia o enmendaduras tanto en los sellos como en la remisión, emita una carta de protesta y adelantar los controles descritos en este documento para medición de carrotanques.

3.	Tome muestra de fondo (con muestreador de fondo) compuesta de todos los compartimientos del carrotanque envíela al laboratorio para análisis de la gravedad API (ASTM D-1298), el contenido de agua libre y emulsionada (ASTM D-4377) y el contenido de sedimentos (ASTM D-473).

4.	Medir y cuantificar el hidrocarburo y agua libre en los carrotanques, antes de su descargue. (Cumpliendo los estándares API STD 2454, 2555-Tabla de aforo en milímetros y centímetros compartimiento por compartimiento, para cantidad cumpla con el API MPMS capítulos 3, 7, 8; y para calidad con el ASTM D-1298, D-4377, D-473).

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5.	Implementar controles de acceso y de turno por tipo de hidrocarburos y por compañía transportadora (en donde la operación lo permita) antes de conectar el carro tanque en la flauta de descargue a fin de recibir de manera segregada.

6.	En los casos donde exista un contrato entre Ecopetrol S.A. y un tercero, aceptando la medición de la cantidad en el tanque de la estación como medida oficial, se cuantificará el volumen de recibo de los carrotanques a condiciones estándar, realizando una medida inicial y una final en el tanque designado para tal fin y la calidad del producto se obtendrá a partir de la muestra compuesta de los compartimientos del carrotanque (donde exista se puede utilizar el muestreador automático en línea previendo que la muestra sea representativa) y realizando los respectivos análisis de laboratorio, tal como lo recomienda las normas API MPMS y ASTM, para determinar Gravedad API, contenido de agua (D-4377) y sedimentos (D-473).

7.	Descargar el contenido total del hidrocarburo entregado por el carro tanque. Verificar que el carro tanque halla descargado la totalidad del hidrocarburo mediante inspección visual.

8.	En todo caso se debe controlar que el volumen registrado en la remisión diaria (por transportador) no supere el +/-0,50% del volumen determinado según lo mencionado en el numeral 6 anterior y que la calidad reportada en la remisión no supere el +/-0,10%. Estos porcentajes se revisaran semestralmente según los datos estadísticos obtenidos en los puntos de descargue de carrotanques.

9.	Llevar control diario de la cantidad y calidad a condiciones estándar del volumen cuantificado en el origen versus el volumen cuantificado en el destino. Adicionalmente registrar esta diferencia volumétrica con los datos respectivos de: nombre del campo, estación de origen, operador despachador, número del remolque, placa de cabezote, nombre y número de identificación del conductor y empresa, entre otros.

10.	Medir y cuantificar el volumen FINAL de hidrocarburo y agua libre en el tanque de almacenamiento (Cumpliendo los estándares API MPMS capítulos 2, 3, 7, 8, 9, 10, 11, 12; ASTM D-1298, D-4377, D-473).

CONCILIACIÓN DE CIFRAS

1.	En el punto de Origen: Establecer la diferencia volumétrica a condiciones estándar entre la sumatoria de mediciones de los carro tanques cargados durante el día versus volumen a condiciones estándar despachado del tanque de almacenamiento durante las operaciones del día. Esta diferencia acumulada no debe sobrepasar la meta establecida de diferencia que rige en cada punto de Transferencia de Custodía.

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2.	En el punto de Destino: Establecer la diferencia volumétrica a condiciones estándar entre la medición dinámica (si existe) versus volumen a condiciones estándar recibido en el tanque de almacenamiento. Esta diferencia acumulada no debe sobrepasar la meta establecida de diferencia que rige en cada punto de Transferencia de Custodía.

3.	Donde se reciba simultáneamente hidrocarburo de un mismo origen transportado por varias compañías, las pérdidas detectadas en el tanque de almacenamiento de recibo (ó la medición dinámica en caso de ser la oficial) se deben prorratear proporcionalmente entre las compañías transportadoras de acuerdo al volumen a condiciones estándar transportado por cada compañía indicado en los tiquetes de remisión. En este caso, se debe emitir una comunicación de protesta sobre este hecho.

4.	Donde la operación no permita recibir hidrocarburos de diferente origen en forma segregada, previo acuerdo entre las partes, éstos hidrocarburos podrán recibirse simultáneamente en una misma ventana de recibo; en tal caso, para efectos de conciliación, se aplicará lo mencionado en el numeral anterior.

MEDICIÓN ESTÁTICA CON BÁSCULA CAMIONERA

Este método busca la determinación de la masa transferida mediante el pesaje vacio y cargado del Carrotanque en una báscula camionera. Las actividades incluidas en este proceso se detallan a continuación:

1.	La báscula camionera debe encontrarse en buen estado y contar con un programa de aseguramiento metrológico y certificado de Verificación y Calibración Vigente, ver frecuencias de Verificación y Calibración en el Capítulo 1 del MMH.

2.	El Carrotanque (Lleno ó Vacio) debe pesarse en la báscula camionera.

3.	El llenadero y/o descargadero de Carrotanques debe realizar su operación de cargue ó descargue del producto de Hidrocarburo.

4.	El Carrotanque (Lleno ó Vacio) debe pesarse nuevamente y dentro de un pequeño período de tiempo en la misma báscula camionera usada para determinar el pesaje inicial.

5.	Para obtener el peso neto (Cargado o Descargado), al pesaje final se resta el pesaje inicial.

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6.6.1.	Consideraciones Importantes

1.	La totalidad del Carrotanque (sin conductor) debe quedar dentro de la plataforma del pesaje.

2.	No esta permitido por ningún motivo el drenaje, manipulación de accesorios (Tanque lavado de manos, Tanque de Combustible y Tanque de de almacenamiento de aire, llantas entre otras), que forman parte del camión durante el lapso comprendido entre los pesajes inicial y final.

3.	La báscula, los sensores y Bucla de Proximidad, Plataforma, Celdas de Carga, Indicador de Peso, Display y la Talanquera en todo momento deben estar operativos durante la operación de pesajes.

La báscula camionera consiste en un dispositivo de pesaje de los Carrotanques al ser cargados y/o descargados con hidrocarburo desde un punto de transferencia de custodía, esta báscula consta de las siguientes partes:

✓	Báscula.

✓	Una Plataforma de pesaje (Ver Figura 1).

✓	Indicador de Peso (Ver Figura 2).

✓	Celdas de Carga.

✓	Un Display remoto (Ver Figura 3).

✓	Sensores de Proximidad y de Posicionamiento (Ver figura 4).

✓	Bucla de Proximidad.

✓	Una Talanquera.

✓	Un gabinete de control de los sensores.

✓	Una caja de empalmes de las celdas de carga.

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Figura 1. Plataforma de Pesaje	Figura 2. Indicador de Peso

FIGURA 3. Display Remoto	FIGURA 4. Sensores de Proximidad

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6.7. MEDICIÓN DINÁMICA

En este método la determinación del volumen y/o masa transferida(Recibo y/o Despacho) se obtiene dinámicamente, el volúmen es neto (Hidrocarburo menos agua libre) a condiciones estándar (60 °F y 0 Psig de presión) para crudos, GLP, y la mayoría de productos refinados.

Para la determinación de la masa, se toma el valor del Volumen Neto a condiciones estándar y se multiplica por el promedio de la Densidad dinámica obtenido durante el Bache y/o Tenden, excepto cuando el Medidor mide masa directamente, no obstante, requiere corregirse por el Factor de Calibración del Medidor (Meter Factor).

Para combustibles ( Gasolinas, Naftas, Diesel, Kerosene, Gas Oil, Fuel Oil, entre otros combustibles) despachados a través de llenaderos de Carrotanques debe realizarse a las condiciones de temperatura y presión predominantes en el momento de la operación de la planta de abastecimiento ( Resolución Min Minas 2021 de 1986 y Resolución 124386 de 2005).

No obstante lo anterior, el volumen debe estar corregido siempre con el factor de Calibración del Medidor ( Meter Factor), para mayor información ver el Capítulo 4 “Sistemas Probadores” y el Capítulo 5 “Medición Dinámica” del MMH.

7.	REGISTROS

✓	Tablas de Aforo de Carro tanques y tanques.

✓	Tiquetes de Remisión.

✓	Liquidación tanques.

✓	Calidades de Laboratorio.

En el caso de básculas camioneras:

✓	Registro de prueba metrológica para la medición de indicación de peso en basculas camioneras.

✓	Registro de errores periódicos previos al mantenimiento de bascula camionera.

8.	CONTINGENCIAS. No Aplica

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9. BIBLIOGRAFÍA

MINISTERIO DE TRANSPORTE REPÚBLICA DE COLOMBIA. Decreto 1609 del 31 de julio de 2002. Por el cual se reglamenta el manejo y transporte terrestre automotor de mercancías peligrosas por carretera.

VICEPRESIDENCIA DE TRANSPORTE. Instructivos para recibo de crudo en carrotanques. Instructivos XXX-I-012.

DIRECCIÓN DE RESPONSABILIDAD INTEGRAL. Política y Procedimiento para contaminación ambiental, seguridad industrial y salud ocupacional en el área de hidrocarburos.

MANUAL DE MEDICIÓN DE HIDROCARBUROS DE ECOPETROL S.A.

NORMAS API MPMS, Capítulo 3 Sección 2, Standard Practice for Gauging Petroleum and Petroleum Products in Tank Cars.

PROCEDIMIENTO DE CALIBRACIÓN DE LA BÁSCULA CAMIONERA.14 de Septiembre de 2007, 12 Páginas, Llenadero de Carrotanques de Barrancabermeja.

10. ANEXOS

No	TITULO

1	PROCEDIMIENTO DE VERIFICACIÓN Y CALIBRACIÓN DE LA BÁSCULA CAMIONERA

Para mayor información sobre esta directriz y el Manual de Medición de Hidrocarburos, dirigirse a:

EDUARDO MOTTA RUEDA	RODRIGO SATIZABAL
Líder Corporativo de Medición GPS-VSM.	Gerente PCM, GPS-VSM

RESPONSABLE	RODRIGO SATIZABAL
Gerente PCM, GPS-VSM.

REVISÓ
	PABLO MOTTA CANDELA	SERGIO HERRERA ESTEVEZ
	Gerente de Planeación Y Suministro – VSM	Líder Grupo Apoyo Legal VSM

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APROBÓ	CAMILO MARULANDA
Vicepresidente de Suministro y Mercadeo - VSM

ANEXO 1.	PROCEDIMIENTO DE VERIFICACIÓN Y CALIBRACIÓN DE LA BÁSCULA CAMIONERA

•	Para la ejecución de las labores de mantenimiento, se debe obtener permiso escrito, elaborado por el personal de operaciones y ventas.

•	Elaborar ATS.

•	Solicitar a operaciones, para coordinar la hora de entrega de la báscula, con disponibilidad para la ejecución de los trabajos a realizar.

•	Este trabajo se realizara por disposición de la báscula, en fines de semana. Por tanto se debe diligenciar un formato para este tipo de trabajo, y que permita el ingreso a ECOPETROL del personal de la firma contratista que ejecutara el trabajo.

•	Se debe disponer de la historia del equipo actualizada, con su última verificación y calibración; además es necesario que el equipo lleve un sticker, con los datos de la última intervención que se le ha realizado, empresa y el nombre de quien la realizo.

•	Se debe coordinar con transportes, para solicitarles los equipos necesarios, en la calibración de la bascula, como son: winches, grúas, P&H, y montacargas.

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•	El personal que ejecuta el trabajo, debe de disponer de los elementos de seguridad, como son: Overol, guantes, gafas, botas, casco, tapones auditivos.

•	Se debe inspeccionar el área, cercana a la báscula, para prevenir posibles riesgos, ubicando los equipos de contra incendio, más cercanos.

✓	Alistamiento

•	Solicitar a ventas permiso del fin de semana generalmente para mantenimiento y calibración de la báscula, en la fecha prevista.

•	Acordar con la firma contratista la realización del trabajo de mantenimiento y calibración.

•	Se debe llenar el formato para trabajos de fin de semana, y adjuntar ATS para firmas de aprobación correspondiente, de gerencia, como de vigilancia.

•	Se debe diligenciar dos (2) copias, una para contra incendios, y la otra para el vigilante del Llenadero, el día que se va a realizar el trabajo.

•	Generar un e-mail, desde un día determinado para la sección de ventas, para el coordinador de instrumentación, y de equipo automotor, con el fin de asegurar los equipos requeridos (Grúa de 20 toneladas, winche, hyster, p&h, y masas patrón). Y personal disponible. Adjuntar al e-mail el número de OT y el trabajo correspondiente.

•	Alistamiento de equipos (Grúa de 20 toneladas, winche, hyster, p&h, y masas patrón), personal de la maniobra, para iniciar la verificación de indicación de peso, previo al mantenimiento.

✓	Verificación de Peso (Previo al Mantenimiento)

•	Verificar que los equipos estén funcionando, e indicando peso exacto.

•	Se procede a verificar con el hyster y las toneladas de masas patrón, la indicación de peso, en cada una de las celdas de carga, para comprobar el buen funcionamiento de los Sensores de peso.

•	Se realiza la prueba de excentricidad de la carga, con la wincha y sus masas patrones. Posesionando el vehículo con la llanta trasera, en cada una, de las cuatro (4) secciones de la plataforma, registrando su promedio de peso, su error máximo entre secciones será establecido, y se registraran estos datos, con el fin de comprobar, que cumpla dicha condición.

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•	Luego se procede a realizar la prueba de exactitud, de indicación de peso, previo al mantenimiento; que consiste en verificar la indicación de peso, de nuestro equipo, contra la masa convencional de los patrones, previamente calibrados, por un ente certificador, avalado por la Superintendencia de Industria y Comercio.

•	Se inicia, desde cero (0 Kg) la prueba, teniendo en cuenta, el cambio de división siguiente al cero (Kilogramos base), debido al aumento que hace falta, para alcanzar estos Kilogramos base, es posible hallar el error.

E (Error): INDICACION – CARGA + ½ d – AUMENTO

•	La siguiente carga, se realiza en forma ascendente, hasta, mas o menos, la capacidad máxima, de la carga de los carro tanques, que salen del Llenadero, realizando la toma de diez (10), registros de pesos, calculando su error, obtenemos el resultado en forma ascendente.

•	El siguiente paso, se realiza la indicación de peso descendentemente, hasta llegar nuevamente a cero (0 Kg), realizando los diez registros y calculando, en cada caso su error.

•	Esta prueba de exactitud ascendente y descendentemente, se realiza para determinar el error, con que se ha venido trabajando la báscula, y se grafica en los diferentes rangos periódicamente, para determinar la confiabilidad del equipo mensualmente.

✓	Verificación de Peso (Posterior al Mantenimiento)

•	Se realiza la prueba de excentricidad de la carga, con la wincha y sus masas patrones. Posesionando el vehículo con la llanta trasera, en cada una, de las cuatro (4) secciones de la plataforma, calculando su promedio de peso y su error máximo entre secciones, luego se registran estos datos, con el fin de comprobar, que cumpla dicha condición, ajustando y igualando la indicación en todas las secciones.

•	Luego se procede a realizar la prueba de ajuste de indicación de peso, colocando todas las masas patrón, con su masa total, sobre la plataforma de la báscula; en este momento se ajusta la indicación de peso a este valor conocido, si es necesario. Con esto se consigue, igualar la indicación de peso del equipo, contra la masa convencional de los patrones, previamente calibrados, por un ente certificador, avalado por la Superintendencia de Industria y comercio.

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•	Luego se procede a realizar la prueba de exactitud, de indicación de peso, posterior al mantenimiento, con las masas patrón y carga estibada (winche, grúa, P&H, y montacargas).

•	Se inicia, desde cero (0 Kg) la prueba, teniendo en cuenta, el cambio de división siguiente al cero (Kilogramos base), debido al aumento que hace falta, para alcanzar los Kilogramos base, podemos hallar el error.

E (Error): INDICACION – CARGA + ½ d – AUMENTO

•	La siguiente carga, se realiza en forma ascendente, hasta, mas o menos, la capacidad máxima, de la carga de los carro tanques, que salen del Llenadero; realizando la toma de diez (10) registros de pesos, calculando su error, obtenemos el resultado en forma ascendente.

•	El siguiente paso, se realiza la indicación de peso descendentemente, hasta llegar nuevamente a cero (0 Kg), realizando los diez registros y calculando, en cada caso su error. Esta prueba de exactitud ascendente y descendentemente, se realiza para determinar el error, con que queda trabajando la báscula, y se grafica en los diferentes rangos, para determinar la confiabilidad del equipo posterior al mantenimiento.

•	Al culminar el trabajo de mantenimiento, ajuste y verificación de la báscula, se procede a entregar al encargado de la báscula, un reporte, indicando el estado, que queda trabajando el equipo, y un protocolo, en donde se especifican los errores previos y posteriores al mantenimiento de indicación de peso, se deja en confirmación del trabajo, un sticker, con la fecha en que se realizo.

✓	CALIBRACION ANUAL

•	Se realiza por una empresa previamente certificada, por la SIC, quien realizara y entregara las siguientes pruebas de Metrología:

-	Exactitud
-	Invariabilidad
-	Movilidad
-	Excentricidad
-	Entregara un reporte, certificado y sticker de calibración.

Nota:	Las masas patrones certificadas, serán suministradas por ECOPETROL, al contratista.

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PROCEDIMIENTO INICIAL DE CALIBRACION DE UN MEDIDOR CONTRA LA BÁSCULA PARA PRODUCTOS VISCOSOS:

Pesaje Inicial del contenedor o carrotanque:

✓	Certificado de calibración de la bascula
✓	Confirmación de la trazabilidad de la bascula
✓	Verifique si hay presente objetos extraños que puedan incidir en el proceso del pesaje
✓	Limpieza
✓	Tomar nota de la condición inicial del carrotanque al momento de subir a la bascula
✓	Validación de certificado de calibración
✓	Verificación que el sello colocado a la bascula corresponde al registrado en el certificado de calibración
✓	Pesaje del carrotanque y registro de su valor
✓	Llevar inmediatamente el carrotanque al sitio de cargue para evitar consumo adicional de combustible

Procedimiento de operación

✓	Registro de lectura inicial del medidor
✓	Fije el volumen indicado en el medidor
✓	Inicie la prueba haciendo pasar flujo a través del medidor del carrotanque hasta completar el volumen programado
✓	Registra temperatura y presión del medidor al inicio, a mitad y al final de la carga y promedie las lecturas
✓	Registre el tiempo de inicio y finalización de la prueba, para determinar rata de flujo.
✓	Registre la lectura final del medidor.
✓	Traslade el carrotanque hacia la báscula para el pesaje final.
✓	Determine la temperatura en el carrotanque.

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MANUAL DE MEDICION DE

HIDROCARBUROS

CAPITULO 4

SISTEMAS PROBADORES

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VERSIÓN	DESCRIPCIÓN	FECHA
00	EMISIÓN DEL DOCUMENTO	MAYO 4 DE 2005

01	REVISIÓN DEL DOCUMENTO	ENERO 15 DE 2008

DEPENDENCIA	REVISÓ	APROBÓ
RESPONSABLE

Este documento se validó en el
Comité Táctico de Medictión
integrado por los líderes de
medición de las áreas de
negocio:

/s/ EDUARDO MOTTA RUEDA	/s/ RODRIGO SATIZABAL
EDUARDO MOTTA RUEDA	RODRIGO SATIZABAL
Lider Corporative de Medición	Gerente RCM. GPS - VSM
GPS – VSM

SARA ISABEL PARRA
Líder de Medición GCB – VRP

	/s/ PABLO MOTTA CANDELA	/s/ CAMILO MARULANDA
	PABLO MOTTA CANDELA	CAMILO MARULANDA
NICOLÁS VALLE YI Líder de Medición	Gerente de Planeacion y Suministor – VSM	Vicepresidente de Suministor y Mercedeo - VSM
VIT

JULIO MARIO RUEDA CELIS
Líder de Medición
VPR
/s/ SERGIO HERRERA ESTEVEZ
CARLOS GUSTAVO ARÉVALO	SERGIO HERRERA ESTEVEZ
Líder de Medición GRC-VRP	Asesor Juridico VSM

JAIRO H. GUZMÁN MEJÍA
I.C.P.

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TABLA DE CONTENIDO

		Pág.
1.	OBJETO	5

2.	ALCANCE	5

3.	GLOSARIO	5

4.	DOCUMENTOS DEROGADOS. NO APLICA	5

5.	CONDICIONES GENERALES	5

5.1.	Recomendaciones para el uso de probadores	6

6.	DESARROLLO	8

6.1.	PROBADORES CONVENCIONALES DE TUBERÍA O PROBADORES DE DESPLAZAMIENTO MECÁNICO	9
	6.1.1. Probadores de Flujo Continuo-Displacement provers API MPMS 4.2.	10
	6.1.2. Probadores Bidirecionales De Esfera	13
	6.1.3. Probadores Bidireccionales De Pistón	18
	6.1.4. Probadores Unidireccionales De Esfera	20
	6.1.3. Probadores Unidireccionales De Pistón	21
6.2.	PROBADORES VOLUMEN PEQUEÑO (Small Volume Provers Api Mpms Capitulo 4 secciÓn 3)	22
	6.2.1 Elementos de un Probador de Volumen Pequeño:	24
	6.2.2. Consideraciones de Operación y Mantenimiento de un Probador De Volúmen Pequeño ó Compacto	25
	6.2.3. Calibración:	26
6.3.	PROBADORES VOLUMÉTRICOS TIPO TANQUE - (tank provers- api mpms Capitulo 4 secciÓn 4)	26
	6.3.1. Calibración	27
	6.3.2. Operación	27
6.4.	MEDIDORES MAESTROS - (master- meter provers api mpms capitulo 4 secciÓn5)	28
6.5.	INTERPOLACIÓN DE PULSOS	31
	6.5.1. Interpolación d Pulsos por Doble-Cronometría	31
	6.5.2. Requerimientos para la Operación de Medidores	32
	6.5.3. Frecuencia para Recalibración del Probador	34
	6.5.4. Switches Detectores	35
6.6.	CONSIDERACIONES GENERALES PARA DETERMINAR LA FRECUENCIA DE CALIBRACIÓN DE LOS PROBADORES	36

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7.	REGISTROS	38

8.	CONTINGENCIAS	38

9.	BIBLIOGRAFIA	38

10.	ANEXOS	39

Anexo 1. Calibración por el método del desplazamiento de agua (waterdraw)		40

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1.	OBJETO

Establecer los criterios de operación y recomendaciones de mantenimiento usados en Sistemas Probadores utilizados para el aseguramiento Metrológico en los Sistemas de Medición Dinámica para Transferencia de Custodia para Hidrocarburos Líquidos, Gas y Biocombustibles.

2.	ALCANCE

Aplica a las areas operatives y técnicas que manejen Medición Dinámica para Transferencia de Custodia y Fiscalización de Hidrocarburos y Biocombustibles en ECOPETROL S.A.

3.	GLOSARIO

Para una mayor comprensión de este documento puede consultar el Capitulo 1 del Manual de Medición de Hidrocarburos “Condiciones Generales y Vocabulario” en su numeral 3 - Glosario Aplicable al Manual de Medición de Hidrocarburos (MMH).

4.	DOCUMENTOS DEROGADOS

Se deroga el Documento Versión ECP-VSM-M-000-04 Versión Cero de Mayo 4 de 2005.

5.	CONDICIONES GENERALES

Los probadores o tubos probadores, son los elementos que garantizan en cada momento la precisión y nivel de confiabilidad de la medición, debido a que permiten ajustar la precisión del Volumen Total Observado que generan los medidores, mediante un factor que se determina por comparación de éstos frente a la capacidad calibrada de la cámara del probador.

El desarrollo de los temas se inicia con los sistemas de probadores de desplazamiento, desarrollando en principio sus características de repetibilidad y precisión y definición del volumen base, para luego referirse a restricciones de su operación en términos de asentamiento de válvulas, estabilidad de flujo, aislamiento de choques hidráulicos, estabilidad de la temperatura y caídas de presión; a partir de aquí se inicia la presentación de los elementos electrónicos del sistema medidor - probador, tren de pulsos y switches detectores.

Luego se aborda el tema de la interpolación de pulsos, en el que se explica el método de doble cronometría y sus requerimientos para operación de medidores, sus requerimientos para pruebas en función operacional y de certificación.

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Finalmente como último tema se explicará el de la frecuencia de calibración del probador, evento que resulta de vital importancia en la Transferencia de Custodia de Hidrocarburos.

5.1.	Recomendaciones Para El Uso De Probadores

✓	Los puntos de Transferencia de Custodia deben disponer de Probadores móviles o dedicados.

✓	Los tubo-probadores deben tener un volumen tal que los pulsos generados para ese volumen por el medidor sean como mínimo 10.000 pulsos entre switches detectores, con respecto al medidor.

✓	Para probadores de volumen pequeño, el volumen recomendado será tal que el medidor genere al menos 300 pulsos entre switches detectores, en este caso es indispensable utilizar la técnica de la doble cronometría del computador de flujo o de la consola, de acuerdo con lo descrito en el capítulo 4 Sección 6 del API MPMS, a fin de cumplir con la resolución de pulsos, es importante tener en cuenta el tipo de medidor, la calidad en su construcción, la calidad de los pulsos y lo más importante, la estabilidad del flujo. El Capítulo 4. Sección 2 del API MPMS da pautas para definir este mínimo de pulsos en el probador.

✓	En el caso de GLP se suele tener como práctica el aislamiento térmico de la tubería que va entre el probador y el medidor. En los casos de productos refinados no se acostumbra aislar esta tubería.

✓	En un sistema de medición dinámica, el probador dedicado, cualquiera que sea su tipo debe instalarse aguas abajo del medidor, luego de filtración.

✓	Para los Sistemas de Medición Dinámica que manejen varios productos de diferentes especificaciones técnicas y en batches cortos, los probadores deben mantenerse en línea y listos para ser operados, de tal manera que, al aproximarse el siguiente producto, el probador quede cargado con el nuevo producto; evitando de esta manera eventuales contaminaciones.

✓	Para Sistemas de Medición Dinámica que manejen productos de diferentes especificaciones técnicas, en batches largos, los probadores deben mantenerse fuera de línea, hasta momentos antes de realizar la corrida de verificación y/o calibración. Es importante recalcar que en éste último, se deben dejar el tiempo suficiente para que el probador estabilice su temperatura.

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✓	En los sistemas de medición con probadores compartidos, que manejan hidrocarburos diferentes, se debe contar con procedimientos de vaciado y llenado de acuerdo con la operación de la estación, que eviten contaminaciones ambientales y a los productos, drenando, cuando se requiera, el volumen del probador hacia el sumidero (Transporte) y/o separador API (Producción y Refinación) de manera controlada.

✓	Para los casos en que se requiera, es responsabilidad de cada negocio, certificar el volumen drenado de sus probadores que sea de propiedad de los clientes y/o consignatarios. Adicionalmente, se debe expedir un documento debidamente soportado que oficialice los volúmenes a ser compensados.

✓	La velocidad del fluido no debe exceder los 5 pies por segundo en probadores bidireccionales y 10 pies por segundo en probadores unidireccionales, A menores velocidades se puede presentar movimientos irregulares del desplazador, debidos a las fuerzas de fricción.

✓	Se deben colocar sellos de control en equipos de medición e instrumentación asociada tanto en campo como en sala de control, buscando asegurar y mantener la integridad del sistema.

✓	El probador debe ser el apropiado para la calibración y verificación del medidor seleccionado, teniendo en cuenta que sus características metrológicas sean mejores por lo menos un nivel más que las del medidor a calibrar y cumpla con la norma API MPMS 4.8 Sistemas de prueba en Campo.

✓	Todos los elementos internos del probador que estan en contacto con el fluido deben ser de un material que garantice la integridad del probador teniendo en cuenta que pueda resistir el fluido que se maneja.

✓	Hacer pruebas de Fuga en las válvulas de cuatro vías periódicamente, se recomienda hacerlo por lo menos cada seis meses. En los probadores compactos verificar la estanqueidad con la misma frecuencia.

✓	Las esferas usadas en los probadores de tubería se debe utilizar un material según el fluido.

✓	Todo Probador debe tener un mecanismo y procedimiento periódico que permita determinar su estanqueidad.

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6.	DESARROLLO

La función del probador es verificar el volumen medido por cada uno de los medidores que conforman un Sistema de Medición Dinámico, realizando una comparación sencilla entre el volumen registrado por el medidor y el volumen certificado del probador.

Existen varios tipos de probadores según su principio de funcionamiento:

a)	Probadores convencionales de tubería o probadores de desplazamient mecánico.

b)	Probadores de volumen pequeño.

c)	Probadores volumétricos o tanques.

d)	Medidores Maestros

En el diagrama de la Figura 1 se puede observar su clasificación; de acuerdo al principio de funcionamiento se desarrollara este capítulo:

Nota: Diagrama Autoría del Ingeniero Eduardo Motta Rueda (Diplomado en Medición de Hidrocarburos-UIS)

Figura 1. Clasificación de los Probadores

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6.1.	PROBADORES CONVENCIONALES DE TUBERÍA O PROBADORES DE DESPLAZAMIENTO MECÁNICO

Todos los sistemas de probadores de desplazamiento operan con el principio de desplazamiento repetible de un volumen conocido de líquido en una sección de tubería calibrada entre dos detectores. Dicho desplazamiento se lleva a cabo por medio de una esfera sobredimensionada o un pistón que viaja a través de la tubería. El correspondiente volumen de líquido se mide simultáneamente por un medidor instalado en serie con el probador.

Los tubo-probadores deben tener una resolución de pulsos entre switches detectores, con respecto al medidor, de 1 parte en 10.000. Lo anterior se asegura utilizando probadores que garanticen al menos 10.000 pulsos entre switches detectores o empleando la interpolación de pulsos para probadores que no cumplan con éste requisito. En este caso debe garantizarse que se puedan contar al menos 900 pulsos entre switches detectores; utilizando la técnica de la doble cronometría descrita en el capítulo 4.6 del API MPMS, a fin de cumplir con el requisito de repetibilidad.

La velocidad del fluido no debe exceder los 5 pies por segundo. El volumen de la sección calibrada debe determinarse con incrementos de 5 galones más o menos 5 pulgadas cúbicas.

Las bridas en la sección calibrada deben ser de tipo metal-metal para preservar la sección calibrada.

El probador debe tener un aislamiento térmico, ya sea con material aislante térmico o pintura ultrareflexiva de la radiación solar o estar bajo cubierta, con el fin de mantener la temperatura del producto estable para facilitar los procesos de calibración de medidores y la recalibración del probador por el método del drenado de agua. La principal consideración que determina la especificación de este aislamiento térmico tanto para la del probador como para la tubería asociada, es la T entre la temperatura ambiente y la temperatura del fluido.

En el caso de GLP se suele tener como práctica el aislamiento térmico de la tubería que va entre el probador y el medidor. En los casos de productos refinados no se acostumbra recubrir esta tubería.

Los dos tipos de probadores de desplazamiento de flujo continuo son unidireccionales y bidireccionales.

El probador Unidireccional le permite al desplazador viajar en una sola dirección a través de la sección de prueba y tiene un arreglo para retornarlo a su punto de partida.

Los probadores Bidireccionales permiten al desplazador viajar primero en una dirección y luego en la otra, invirtiendo el fluido a través del probador de desplazamiento.

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Los probadores Unidireccionales y Bidireccionales deben construirse de tal forma que el flujo total de corriente pase a través del probador. Se recomienda que los probadores sean operados automáticamente.

El propósito de calibrar un medidor de flujo es determinar el error relativo o “Factor del Medidor” como una función de la rata de flujo, densidad, temperatura y presión.

Normalmente, el diseño de la capacidad del probador se puede seleccionar de dos maneras:

•	Con base en la máxima rata de flujo estándar del medidor (criterio normalmente utilizado en sistemas de recibo y despacho).

•	Con base en la máxima rata de flujo que puede manejar el sistema (criterio normalmente adecuado en sistemas de despacho).

El probador debe estar equipado con:

La superficie interna, los elastómeros de los sellos, el recubrimiento interno y demás materiales en contacto con el fluido, deben ser de un material que pueda resistir el fluido que se maneja.

Un certificado de Calibración, inicialmente suministrado por el fabricante o un tercero, realizado con un equipo certificado con Trazabilidad a un patrón Nacional o Internacional.

La selección del tipo de probador es función básicamente de la relación rata de flujo máxima Vs. rata de flujo mínima. Si ésta es mayor de 10:1 se deberá utilizar probadores compactos.

Existen otros parámetros que definen la selección como son el número de sistemas que debe calibrar, si se requiere que sea portátil o no, y el espacio disponible.

6.1.1.	Probadores De Flujo Continuo - Displacement Provers API MPMS 4.2

Los probadores convencionales para líquidos, consisten de cuatro diseños básicos. Estos son los siguientes:

a)	Bidireccionales de esfera (API MPMS capítulo 4 sección 2 numeral 3.12).

b)	Bidireccionales de Piston (API MPMS capítulo 4 sección 2 numeral 3.13).

c)	Unidireccionales de esfera (API MPMS capítulo 4 sección 2 numeral 3.10).

d)	Unidireccionales de pistón (API MPMS capítulo 4 sección 2 numeral 3.11).

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Entre las condiciones iniciales para obtener un óptimo desempeño en este probador se encuentran las siguientes:

•	Repetibilidad Y Precisión

La repetibilidad de la Calibración del medidor no debe considerarse como criterio primario para la aceptación del mismo. Una buena repetibilidad no indica necesariamente una buena precisión, por la posibilidad de errores sistemáticos desconocidos. Al llevar a cabo una serie de mediciones repetidas, bajo condiciones controladas cuidadosamente y analizando estadísticamente los resultados, se puede determinar la repetibilidad de cualquier combinación probador/medidor.

La precisión de un Sistema Probador depende en la precisión de la instrumentación y la incertidumbre del volumen base de éste. La repetibilidad y precisión del probador se establecen con la calibración del probador.

•	Volumen Base Del Probador

El volumen base del probador se determina por medio de tres o más calibraciones consecutivas que se repiten dentro de un rango de 0,02%, con uno de tres de los siguientes métodos: Waterdraw, Medidor Maestro o Gravimétrico.

Para la determinación del volumen inicial de un probador nuevo, modificado o reparado, se pueden realizar más de tres calibraciones para garantizar una mayor confianza. Cuando existen condiciones que, probablemente, afecten la precisión del volumen calibrado del probador (p. ej. Corrosión, pérdida de capas), éste deberá ser reparado y recalibrado. Cuando se presente incremento en los depósitos de material sobre la superficie interna del probador, pero éstos pueden ser limpiados sin afectar la superficie del volumen calibrado, el probador no necesitará recalibración.

Se deben conservar y evaluar los datos históricos de anteriores calibraciones para validar el procedimiento adecuado de Calibración del probador y los intervalos de operación.

•	Condición De Asentamiento De Las Válvulas

Todas las válvulas en los sistemas de probadores de desplazamiento, que pueden proporcionar o contribuir a un by-pass de líquido alrededor del probador o medidor o a permitir escapes de material entre el probador y el medidor, deben ser del tipo Doble Sello y Purga ó equivalente.

La válvula de desplazador-intercambio en un probador Unidireccional, la válvula divergente-flujo o válvulas en un probador Bidireccional, deben estar completamente asentadas y selladas antes que el desplazador accione el primer detector.

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•	Estabilidad De Flujo

La rata de flujo debe ser constante mientras el desplazador se mueve a través de la sección Calibrada del probador. Algunos factores afectan la estabilidad de la rata de flujo incluida la longitud de la sección de calibración, el tipo de bombas en el sistema, y los parámetros de operación.

•	Aislamiento De Choques Hidráulicos

Un probador diseñado apropiadamente, que opere dentro de su rango de flujo, logrará que el desplazador desacelere y llegue al reposo en forma segura al final de su viaje, evitando choques hidráulicos excesivos al desplazador, probador de desplazamiento y tubería asociada.

•	Estabilidad De La Temperatura

La estabilidad de la temperatura es necesaria para llevar a cabo resultados aceptables, normalmente, se hace circulando el líquido a través de la sección de prueba hasta que alcance la temperatura de estabilización. Cuando los probadores se instalan sobre el suelo, puede ser necesario el suministro de aislamiento externo en el probador y la tubería asociada para mejorar la estabilidad de la temperatura.

•	Caída De Presión A Través Del Probador

Al determinar el tamaño de la tubería y las aperturas que van a ser utilizadas en los colectores y los probadores, la pérdida de presión a través del sistema probador de desplazamiento deberá ser compatible con la pérdida de presión aceptable en la estación de medición. La pérdida de presión excesiva puede impedir que el medidor opere en su rata normal de flujo y/o mínima presión de sustentación requerida.

•	Tren De Pulsos Del Medidor

La salida de los pulsos eléctricos de un medidor puede mostrar variaciones inclusive cuando la rata de flujo es constante a través de éste. Pueden producirse por imperfecciones mecánicas y eléctricas del medidor, generador de pulsos y en la técnica de procesamiento de señal. En teoría, bajo condiciones de flujo estables, el tren de pulsos del medidor debería ser uniforme. Sin embargo, los engranajes mecánicos, la relación de uso, las imperfecciones en las aspas, uniones, dispositivos de ajuste, medidores, dispositivos mecánicos de corrección de temperatura y otros accesorios reducen la uniformidad de los pulsos del medidor. Para medidores que se instalan con muchos engranajes, cuánto más lejos se encuentre del generador de pulso más errático se vuelve el tren de pulsos. Las variaciones en la salida de pulsos del medidor conducen a una prueba de desempeño inaceptable.

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SISTEMAS PROBADORES

•	Detectores

Los detectores deben indicar la posición del desplazador dentro del ±0,005% de la distancia lineal entre los switches (un rango de 0,01%). La repetibilidad con la cual el detector del probador puede indicar la posición del desplazador (que es uno de los factores gobernantes en las determinaciones de la longitud de la sección calibrada del probador) se puede establecer con tanta precisión como sea posible. Para probadores con detectores externos se debe tener cuidado al corregir las posiciones del detector, las cuales están sujetas a cambios de temperatura durante toda la operación.

Un switch detector es un dispositivo montado externamente en un probador, el cual tiene la capacidad de detectar con precisión al desplazador que sale y entra de la sección calibrada del probador. La cantidad de líquido que se desplaza entre dos switches detectores es el volumen calibrado del probador. Típicamente, los probadores tienen dos switches detectores, se pueden usar switches adicionales si se requiere más de un volumen calibrado en el mismo probador, o pueden usarse para indicar la entrada de un desplazador en la cámara de recepción de la esfera.

Probadores Bidireccionales De Esfera

El probador debe ser construido de acuerdo con Capítulo 4.2 del API MPMS “Proving Systems – Displacement Provers” y con base en los siguientes criterios:

a.	El número de pulsos generados para el volumen completo no será inferior a 20,000 pulsos (equivalente a 10,000 pulsos entre detectores de esfera).

b.	Para medidores de flujo con baja resolución de pulsos se puede utilizar el método de interpolación de pulsos descrito en el API MPMS 4.6 “Proving Systems – Pulse Interpolation” para obtener el valor de 0.01% pulsos de resolución.

c.	La resolución del conjunto detector/esfera en la calibración del probador, deberá ser tal que el conjunto asegure una repetibilidad que no exceda el 0.02% entre el volumen mayor y menor obtenido en 5 corridas consecutivas de calibración del probador.

d.	Para probadores de pequeño volumen o aquellos que usen métodos de interpolación se puede usar métodos estadísticos.

e.	Los probadores existentes poseen dos (2) detectores de esfera (uno en cada extremo de la sección calibrada) y un volumen de calibración certificado.

f.	Todos los probadores nuevos deben tener instalados cuatro (4) detectores de esfera (dos en cada extremo) y dos (2) volúmenes calibrados certificados. El volumen calibrado entre los dos pares de detectores debe ser suficiente para permitir la identificación del par de detectores que están siendo utilizados (la diferencia de volúmenes calibrados no deberá ser mayor a 0.05%).

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g.	La mínima velocidad de la esfera será de 0.5 pies/seg. y la máxima será de 5 pies/seg.

h.	El margen de incertidumbre serán de ± 0.04 % del volumen calibrado (incertidumbre expandida con un factor de cobertura k=2).

i.	El cambio de alguno de los dos “optical switch” (correspondientes a la cámara de medición), obliga a calibrar el probador. En este punto se tiene la misma consideración de los probadores bidireccionales en el sentido de cambiar los “switches”, para este caso los del tipo óptico, siempre en parejas, o cada vez que se haga calibración del probador.

Figura 2. Probador Bidireccional de Esfera

Calibración: De acuerdo a la Tabla 1 del Capitulo 1 del MMH “Rutinas de Mantenimiento Preventivo Base”.

Operación:

Los probadores Bidireccionales tienen los siguientes accesorios (Ver Figura 2):

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•	Al menos una tapa de apertura rápida (instalada en la cámara de lanzamiento de la esfera), con dispositivo indicador de presión, con capacidad que cubra la máxima presión del sistema.

•	Válvulas de venteo en los puntos más altos de las cámaras de lanzamiento.

•	Válvulas de alivio térmico en la salida del probador.

•	Válvulas de drenaje en los puntos más bajos fuera de la sección calibrada y en las cámaras de lanzamiento.

•	Transmisores de presión y temperatura, manómetros (opcional) y conexión para termómetro certificados en la entrada y salida del probador.

•	Conexiones permanentes para re-calibración en campo.

•	Esferas, kit de inflado/llenado, aro de dimensionamiento y kit de remoción.

•	Detectores de esfera (2 ó 4).

✓	Los sensores de temperatura deben tener un rango, resolución y precisión apropiada, como también indicar la temperatura dentro del medidor y en la sección de calibración del probador. Se proveerán los medios para medir la temperatura en la entrada y salida del probador. Si se determina que la temperatura del fluido en el medidor y el probador no varía por una cantidad que resulte en un cambio del factor CTL de 0,0001 o menos, se puede utilizar la misma temperatura de prueba entre el probador y el medidor. Se ubicará un dispositivo de temperatura en la salida del probador si éste está aguas arriba del medidor o en la entrada del probador si el medidor está aguas arriba del probador.

✓	Los medidores de presión deberán instalarse cerca o en el medidor. Se puede utilizar un transmisor de presión si la diferencia de presión entre el medidor y el probador no excede el valor para el cual el factor CPL del fluido cambie en más de 1 parte en 10.000. La presión del probador se monitoreará en la salida del probador si el medidor está instalado aguas abajo del probador o en la entrada del probador si el medidor está aguas arriba del probador.

✓	Los desplazadores del probador son dispositivos que viajan a través de la sección calibrada del probador, en el caso de estos probadores es una esfera elastómera, los materiales empleados en la construcción de esferas elastómeras varían de acuerdo a las aplicaciones para las cuales son usadas, las de uso común tienen tres materiales básicos, neopreno, nitrilo y uretano, estas son las encargadas de activar los switches del detector y transportar el volumen de líquido calibrador.

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✓	El excesivo sobreinflado de la esfera puede resultar en obstrucción de la esfera, daño, excesivo desgaste, incremento de la caída de presión y daño al probador. El efecto es más crítico en probadores de diámetro pequeño; El insuficiente inflado puede resultar en by-pass alrededor de la esfera (fugas), lo que genera imprecisiones en el volumen de prueba.

✓	Se deber proteger el probador internamente con material que proporcione un acabado sólido, suave y durable, reduzca la corrosión y prolongue la vida útil tanto del desplazador como del probador.

✓	La posición de la válvula de cuatro vías determina la dirección del flujo.

✓	Las cámaras de lanzamiento envían la esfera en la corrida de prueba, como también desaceleran la misma al llegar a ellas.

✓	El volumen interno de la tubería de carrera previa del probador debe permitir a la máxima rata de operación el suficiente tiempo a la válvula de cuatro vías para hacer sello completo antes que la esfera actúe los switches, asegurando que el fluído registrado por el medidor este pasando completamente a través de la sección calibrada del probador. La longitud de la carrera previa se calcula de la siguiente forma: Long carrera previa= ((ciclo de la 4Way en segs./2)+0.5 secs) X Velocidad de la esfera o desplazador. La carrera previa se mide desde el punto donde se reduce la tubería y el sitio donde esta instalado el detector.

✓	La seccion de volumen calibrador en el probador es el comprendida entre los switches detectories y se compare con el volumen registratrado en el Medidor bajo prueba: de ésta relación resulta el factor de corrección llamado “FACTOR DEL MEDIDOR.

✓	El volumen base calibrado es la suma de los volúmenes en ambas direcciones entre detectores (Ver Figura 2).

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Aunque el rango de flujo de los probadores bidireccionales es función del espesor de tubería, de la velocidad de la válvula de 4-vías y, especialmente desde el punto de vista práctico, de la velocidad mínima (0.5 pies/seg.) y máxima (5 pies/seg.) de la esfera, el tamaño de probador se puede estimar a partir de la siguiente tabla:

Probador Bidireccional
Tamaño Tubo Probador	Tamaño Cámara de lanzamiento	Rango de Flujo

[Pulgadas]	[Pulgadas]	[BPH]
4”	8”	30 – 300
6”	10”	65 – 650
8”	12”	110 – 1,100
10”	14”	180 – 1,800
12”	16”	250 – 2,500
14”	18”	300 – 3,000
16”	20”	410 – 4,100
18”	24”	500 – 5,000
20”	24”	650 – 6,500
24”	30”	930 – 9,300
30”	36”	1,100 – 11,000

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Probadores Bidireccionales De Pistón

Figura 3. Probador Bidireccional de Pistón

Calibración: De acuerdo a la Tabla 1 del Capitulo 1 del MMH “Rutinas de Mantenimiento Preventivo Base”.

Operación:

El diseño de un desplazador de pistón varía de acuerdo a diferentes fabricantes y a los requerimientos del usuario. Deben fabricarse de materiales compatibles con el líquido o gas de servicio y son diseñados para pesar tan poco como sea posible.

✓	Los probadores bidireccionales de Pistón consisten en una válvula de cuatro (4) vías, dos (2) cámaras de lanzamiento, tuberías de carrera previa, sección de volumen calibrado, al menos dos (2) switches detectores del paso del Pistón Desplazador e instrumentación secundaria de entrada y salida (Ver figura 3).

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✓	Los anillos o copas que sellan al pistón son hechos en Teflón®, Viton®, poliuretano, nitrilo, Buna® o neopreno, dependiendo del producto líquido y las temperaturas y presiones de operación a las cuales los sellos se exponen en el probador. Los desplazadores de tipo pistón deben disponer de un(os) anillo(s) para prevenir que el cuerpo metálico del pistón dañe la superficie del probador en la cámara de medición.

✓	Los pistones ajustados con copas raspadoras, hechas de varios compuestos elastómeros, no requieren extensores para mantener el sello entre los límites de la copa y el hueco del probador. Si se emplean copas de Teflón®, el pistón debe equiparse con algún tipo de dispositivo o material expansor porque este material no es elastómero y por ende no tiene memoria de retención de la forma.

✓	La posición de la válvula de cuatro vías determina la dirección del flujo.

✓	El volumen interno de la tubería de carrera previa del probador debe permitir a la máxima rata de operación el suficiente tiempo a la válvula de cuatro vías para hacer sello completo antes que el Pistón actúe los switches, asegurando que el fluído registrado por el medidor este pasando completamente a través de la sección calibrada del probador.

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6.1.4.	Probadores Unidireccional De Esfera

Figura 4. Probador Unidireccional de Esfera

Calibración: De acuerdo a la Tabla 1 del Capitulo 1 del MMH “Rutinas de Mantenimiento Preventivo Base”.

Operación:

✓	Este tipo de probador opera en forma similar al Bidireccional y los cálculos de elocidad, longitud de carrera previa, sección de tubería de volumen calibrado, son las mismas (Ver Figura 4).

✓	El volumen base de un probador Unidireccional es el volumen calibrado entre los detectores corregido en las condiciones estándar de temperatura y volumen. El volumen base de un probador unidireccional se expresa como la suma de los volúmenes calibrados entre los detectores en dos ciclos consecutivos de un solo camino en direcciones opuestas, cada uno corregido en las condiciones estándar de presión y temperatura.

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✓	Su principal característica es que la parte de tubería con volumen calibrado (entre switches) es un tramo recto.

6.1.5. Probadores Unidireccional De Pistón

Figura 5. Probador Unidireccional de Pistón

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Calibración: De acuerdo a la Tabla 1 del Capitulo 1 del MMH “Rutinas de Mantenimiento Preventivo Base”.

Operación:

✓	Este tipo de probador opera en forma similar al unidireccional de esfera y los cálculos de velocidad, longitud de carrera previa, sección de tubería de volumen calibrado, son los mismos".

✓	Este tipo de probador necesita dos cheques adicionales para poder invertir la dirección del pistón.

✓	El volumen interno de la tubería de carrera previa del probador debe permitir a la máxima rata de operación el suficiente tiempo a la válvula de cuatro vías para hacer sello completo antes que el pistón actúe los switches, asegurando que el fluído registrado por el medidor este pasando completamente a través de la sección calibrada del probador.

6.2. PROBADORES VOLUMEN PEQUEÑO (SMALL VOLUME PROVERS API MPMS CAPITULO 4 SECCIÓN 3)

El probador debe ser construido de acuerdo con el Capítulo 4.2 y 4.6 del API MPMS “Proving Systems – Displacement Provers” (edición 2003 y 1999 respectivamente) - “Pulse Interpolation”.

a.	Para calibrar el probador de volumen pequeño se recomienda el Método de extracción de agua (Water-Draw). Para lo cual, deben utilizarse como patrones tanques de cuello aforado (serafines) con una incertidumbre no mayor al 0.02%
b.	El agua es el fluido recomendado para hacer la calibración de estos probadores, la cual debe estar libre de contaminación, ya que cualquier sustancia contaminante puede alterar la tensión superficial.
c.	Se debe mantener la temperatura en equilibrio durante la calibración. Por lo tanto, debe preservarse el equipo de la exposición a la luz solar durante la misma.
d.	La repetibilidad obtenida durante la calibración del probador estará dentro del 0.02 % para cinco (5) pruebas consecutivas.
e.	El margen de incertidumbre serán de ± 0.04 % del volumen calibrado (incertidumbre expandida con un factor de cobertura k=2).

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f.	Durante la operación del probador, para calibrar medidores, todas las válvulas entre el medidor y el probador deben estar posicionadas de tal forma que el fluido no se desvíe de, o se adicione a la corriente. Todas las válvulas asociadas a la calibración deben estar libres de fuga.
g.	Debe verificarse el correcto funcionamiento de los indicadores de presión y temperatura en probador y medidor.
h.	Antes de comenzar la calibración debe eliminarse aire o gas atrapado mediante venteos.
i.	Para lograr estabilización de presión y temperatura en el sistema durante la calibración, deben procurarse condiciones de flujo estacionario.
j.	Debe verificarse la integridad del tren de pulsos y la correcta operación de los medidores de interpolación de pulsos.
k.	Debe verificarse la integridad del sello del desplazador (pistón) conforme a procedimiento del fabricante.

Este tipo de Probador puede ser móvil o fijo, ocupa menos espacio, y puede ser usado en Sistemas de medición que comparten el probador, presentando ventajas en condiciones operativas de: Lotes pequeños, tiempos posibles de calibración pequeños y cambios frecuentes de productos.

La repetibilidad y precisión requerida depende de: la electrónica de interpolación, la uniformidad de los pulsos generados por el medidor, la estabilidad de las variables operativas. La repetibilidad de los detectores ópticos es de 0.0001 pulgadas ó mejor, permitiendo de esta manera reducir el volumen del probador sin afectar la precisión.

Los probadores compactos pueden tener los siguientes tamaños:

Probador Compacto
Tamaño Tubo	Tamaño bridas de	Volumen	Rango de Flujo
Probador	conexión	desplazado
		probador
[Pulgadas]	[Pulgadas]	[gal]	[BPH]
8”	2”	5	0.36 – 357
12” mini	4”	10	1.43 – 1,428
12” std	6”	15	2.5 – 2,500
18”	8”	30	5 – 5,000
24”	12”	65	10 – 10,000

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6.2.1 Elementos de un Probador de Volumen Pequeño:

La Figura 6 muestra algunas de las partes de un probador compacto, entre las más destacadas se encuentran las siguientes:

✓	Un cilindro calibrado con sus switches detectores del desplazador.

✓	Un desplazador, tal como, pistón, esfera u otros dispositivos.

✓	Un mecanismo para posicionar el desplazador.

✓	Un dispositivo medidor de presión.

✓	Un dispositivo medidor de temperatura.

✓	Switches Ópticos

Figura 6. Probador de Volumen Pequeño (Compacto)

Todas las válvulas usadas para los sistemas probadores de volumen pequeño, que puedan proveer o contribuir a un "By-Pass” de líquido entre el probador y el medidor, deben estar provistas de un método de chequeo de pase (válvulas de doble sello y purga), en el caso de no tenerlas se debe tener procedimientos operativos que garanticen el sello.

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Estos probadores deben estar provistos con líneas de drenaje y venteo y se deben dejar las conexiones necesarias para poder realizar la recalibración por el método del “Waterdraw Calibration".

Los Probadores Compactos son Unidireccionales por lo cuál el desplazador viaja en una sola dirección a través de la sección calibrada durante el período de prueba. El desplazador retorna a su posición inicial por medio de un mecanismo adicional actuado hidráulicamente.

6.2.2. Consideraciones para Operación y Mantenimiento de un Probador De Volumen Pequeño o Compacto

✓	Dispersión geográfica de los sistemas de medición dentro de la Estación (Manejo de contaminación, diferencia de temperatura entre probador y medidor). El transporte debe garantizar la integridad del equipo, el trailer no es recomendado llevarlo entre instalaciones.

✓	Los equipos podrán ser instalados en forma vertical u horizontal dependiendo de consideraciones de espacio, sedimento y características de fluido.

✓	Cuando se reemplaza un detector que está dañado o fallando, el volumen certificado del probador varía, por lo tanto se debe programar su calibración antes de usarlo para calibrar medidores; es recomendable cambiar el kit de sellos del pistón antes de cada recalibración.

✓	Asegurar que las condiciones operacionales cumplan con las condiciones de diseño: entre otras, Piping Class, rating, clasificación de área, etc.; asegurando el cumplimiento del estándar de diseño Ante cualquier cambio de la operación.

✓	Disponibilidad de facilidades en el sitio, tales como energía, agua, espacio, etc.

✓	La pérdida de presión a través del probador no debe ser mayor a las admisibles del brazo medidor bajo prueba.

✓	Tamaño del bache para poder realizar el proceso de calibración.

✓	Tiempo necesario para poder realizar el proceso de calibración.

✓	Conocimiento y nivel tecnológico para operar y mantener el probador compacto.

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6.2.3. Calibración

✓	Para probadores que entran por primera vez en servicio, debe tener disponible en planta el certificado de calibración de fábrica y además se deben calibrar en el sitio donde va a operar.

✓	Algunos Probadores Compactos Unidireccionales tienen un eje o ejes conectados al desplazador. El eje puede ser continuo o únicamente conectado a un solo extremo. Si éste es continuo y uniforme, el volumen efectivo de aguas arriba puede ser igual al de aguas abajo. Sin embargo, si el eje está solamente a un lado del desplazador, el volumen desplazado aguas arriba será diferente del desplazado aguas abajo. Cuando el eje está en el lado de aguas arriba del desplazador, el volumen desplazado aguas arriba es menor que el volumen aguas abajo, debido a que se descuenta el volumen ocupado por el eje. Sin embargo, ambos volúmenes deben estar en el certificado de calibración del probador. Si únicamente un volumen es determinado en el certificado, se deberá clarificar e identificar el lado del probador que fue calibrado.

✓	Si se van a utilizar los dos volúmenes estos deben ser determinados usando el método Water Draw, en ningún caso se aceptan que sean inferidos.

6.3. PROBADORES VOLUMÉTRICOS TIPO TANQUE - (TANK PROVERS- API MPMS Capitulo 4 Sección 4)

Figura 7. Probador Volumétrico Tipo Tanque.

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Estos tipos de probadores son recipientes de volumen conocido que pueden ser cerrados o abiertos. (Ver Figura 7).

Este tipo de probador es usado para calibrar medidores que entregan o despachan productos a carrotanques donde no haya la facilidad para calibrar con Probadores Compactos o Probadores Bidireccionales. El tamaño de este tipo de tanques probadores, generalmente es menor o igual a 800 galones.

6.3.1. Calibración:

✓	Las calibraciones de estos tanques deben ser realizadas con agua como líquido de calibración y deben venir con su correspondiente certificado de calibración; este tiene una validez de: cinco (5) años si se utilizan para calibración de medidores ó de tres (3) años si se utilizan para calibración de probadores. Se utiliza el agua como líquido de calibración, debido a sus propiedades de bajo coeficiente de expansión térmica y alta capacidad calorífica.

✓	En caso que los probadores volumétricos se encuentren calibrados con una temperatura base diferente a 60°F, se debe utilizar como volumen base de la calibración, el volumen equivalente a 60 °F calculado con base en el valor del volumen certificado y la diferencia de temperaturas base.

✓	Para calibrar un medidor con un tanque de prueba, este último debe tener una capacidad suficiente para proveer una duración tal que la prueba resulte ser aceptable para todas las partes involucradas. La capacidad del tanque de prueba no debe ser menor que el volumen entregado en un minuto a la rata de flujo de operación normal a través del medidor bajo prueba. Sin embargo, es preferible que la capacidad sea de 1.5 a 2 veces el volumen entregado en un minuto.

✓	Los diámetros internos de los cuellos de los probadores volumétricos deben ser tales que, la más pequeñas graduación no represente más del 0.02% del volumen total, pero este diámetro interno del cuello no debe ser menor de 10 Cms, para poder introducir los termómetros y/o algún elemento para la limpieza de las paredes internas del tanque. Las lecturas leídas en la escala numerada en los cuellos de los probadores volumétricos tipo tanque están expresadas en pulgadas cúbicas, positivas y negativas

6.3.2. Operación:

✓	El líquido que pasa a través del medidor se recoge en el tanque, hasta alcanzar la marca de calibración o un volumen muy próximo a ella.

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✓	El volumen se lee en la escala calibrada y luego se compara con el volumen registrado por el medidor. De esta comparación se calcula el factor de corrección llamado "FACTOR DEL MEDIDOR"

Desventajas:

✓	Para altas ratas de flujo el tanque tendría que ser muy grande lo cual resulta poco práctico.

✓	El flujo se debe iniciar tan pronto comience el llenado y pararse cuando el recipiente este lleno.

✓	Cuando se usa para productos muy viscosos estos se adhieren a las paredes produciendo inexactitud.

6.4. MEDIDORES MAESTROS - (Master- Meter Provers API MPMS Capitulo 4 Sección 5)

Figura 4. Probador Master Meter de Desplazamiento Positivo

Cuando un medidor es seleccionado como referencia para evaluar otro medidor, aquel se denomina medidor maestro y la comparación de las dos lecturas de los medidores es el método de prueba llamado indirecto (Ver Figura 4).

Calibración: Los medidores maestros tipo turbina y desplazamiento positivo deben ser calibrados a las mismas condiciones operacionales y con el mismo producto con los cuales va a trabajar. Para una mejor exactitud de su calibración se recomienda calibrar el medidor maestro con probadores de volumen pequeño o probadores convencionales de tubería previamente calibrados por el método Water Draw. Su calibración se hará cada tres meses.

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Los medidores tipo Coriolis, aunque no están mencionados en el API MPMS capitulo 4 Sección 5 de la versión mayo del 2000, pueden ser utilizados como medidores maestros en cuyo caso no requieren ser calibrados con los mismos productos a los cuales va a trabajar.

Operación:

✓	Tanto el medidor a evaluar como el medidor maestro deben estar equipados con registradores de flujo o contadores de pulsos, de tal forma que éstos sean inicializados y parados al mismo tiempo en forma eléctrica.

Al igual que los probadores convencionales, el medidor maestro debe ser acoplado en serie, asegurándose que todo el flujo que pasa por el medidor a evaluar pase también por el medidor maestro.

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Niveles de Jerarquía de los Probadores:

A continuación se muestran los niveles de jerarquía en medición de petróleo para los probadores, en ella se pueden ver los cuatro (4) niveles.

Figura 5. Niveles de Jerarquización de los Probadores según API MPMS 4.7.

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6.5. INTERPOLACIÓN DE PULSOS

Para comprobar que los medidores tienen salidas pulsadas, se debe recolectar un número de pulsos mínimos durante el periodo de prueba. El volumen del probador o el número de pulsos que un medidor de flujo puede producir por unidad de volumen de rata de transferencia, normalmente, se limita por las consideraciones de diseño. Bajo estas condiciones es necesario incrementar la discriminación de lectura de los pulsos del medidor de flujo, para una incertidumbre de 0,01%.

La señal eléctrica de un medidor de flujo puede manejarse de tal forma que se pueda efectuar la interpolación entre pulsos adyacentes. La técnica para mejorar la discriminación de la salida del medidor de flujo se conoce como interpolación de pulsos. Aunque las técnicas para la interpolación de pulsos originalmente se enfocaron en el uso con probadores de pequeño volumen, también pueden aplicarse a otros dispositivos de prueba.

6.5.1. Interpolación De Pulsos Por Doble-Cronometría

La interpolación de pulsos por doble-cronometría requiere contar el número total (global) de pulsos del medidor de flujo, Nm, generados durante la calibración, como también medir los intervalos de tiempo, T1 y T2. T1 es el intervalo de tiempo entre el primer pulso del medidor de flujo después de la primera señal del detector y el primer pulso del medidor de flujo después la última señal del detector. T2 es el intervalo de tiempo entre la primera y la última señal del detector.

Los medidores de pulsos, o temporizadores, inician y paran por las señales del detector del probador o detectores. Los intervalos de tiempo T1, correspondientes a Nm pulsos, y T2, correspondiente al número de pulsos interpolados (N1). La cuenta de pulsos interpolados está dada por:

N1 = Nm (T2/T1)

El uso del doble-cronometría en pruebas de medición, requiere que la discriminación de los intervalos de tiempo T1 y T2 sean mejores que ±0,01%. Los periodos de tiempo T1 y T2 serán al menos 20.000 veces más grandes que el periodo de referencia Tc del reloj que se usa para medir los intervalos de tiempo. La frecuencia del reloj Fc, debe ser lo suficientemente alta para asegurar que los temporizadores de T1 y T2 acumulen al menos 20.000 pulsos de reloj durante la operación de prueba. Esto no es difícil de realizar, mientras que la tecnología electrónica de corriente empleada para la interpolación de pulsos, use frecuencias en el rango de megahertz.

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Condiciones De Uso

Los métodos para interpolación de pulsos están basados en la suposición de que la rata de flujo no cambia substancialmente entre pulsos sucesivos del medidor, y que cada pulso representa el mismo volumen. Para mantener válida esta suposición, se deben minimizar las fluctuaciones en la rata de flujo durante la operación de prueba.

Como el equipo de interpolación de pulsos contiene medidores y temporizadores de alta velocidad, es importante que el equipo esté instalado de acuerdo con las instrucciones de instalación del fabricante, de ese modo se minimiza el riesgo de que algunos pulsos falsos se cuenten a causa de interferencia eléctrica ocurrida durante la operación de prueba. La razón señal-ruido del sistema global será adecuadamente alta para asegurar que los niveles típicos de interferencia eléctrica resulten despreciables.

6.5.2. Requerimientos Para La Operación De Medidores

Los medidores de flujo que se calibren y proporcionen los pulsos para el sistema interpolador de pulsos tendrán los siguientes requerimientos:

a.	Si la rata de repetición de pulso en una rata constante de flujo no puede mantenerse dentro de los límites, entonces el medidor de flujo podrá usarse con un sistema de interpolación de pulso sólo en un nivel bajo de precisión global.
b.	El pulso del medidor de flujo generado puede ser observado por un osciloscopio, cuyo tiempo base se fija en un mínimo de un ciclo completo con fin de verificar la continuidad del pulso de un medidor de flujo.
c.	La repetibilidad de medidores de flujo no-rotatorios será una función de la rata de cambio en la frecuencia del pulso a una rata constante flujo.
d.	El tamaño y la forma de la señal generada por el medidor de flujo deberán estar adecuadamente presentadas para el sistema interpolador de pulsos. Si es necesario, la señal sufrirá amplificación antes que entre al sistema de interpolación de pulsos.

Prueba Del Equipo Electrónico

La operación apropiada de la electrónica de la interpolación de pulsos es crucial para una prueba de medición correcta. Se hará periódicamente una prueba funcional de campo del sistema total para asegurar que el equipo está funcionando correctamente.

Requerimientos Para Pruebas En Funcionamiento Operacional

En la práctica de la industria, normalmente, se emplea un microprocesador basado en un computador probador para proporcionar las funciones de interpolación de pulsos. El computador probador deberá visualizar el diagnóstico de los datos o proporcionar reportes de datos impresos los cuales muestren el valor de todos los parámetros y variables necesarias para verificar una adecuada operación del sistema con cálculos manuales.

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Estos parámetros y variables incluyen, pero no se limitan a temporizadores T1 y T2, el número de pulsos global del medidor de flujo Nm y los pulsos interpolados calculados N1.

Haciendo uso de las visualizaciones de diagnóstico proporcionadas, la unidad debería probarse funcionalmente al ejecutar una secuencia de pruebas y analizando los resultados mostrados o impresos.

Prueba De Certificación

Las pruebas de certificación deberían hacerse por el computador probador del fabricante antes del envío del equipo y, si es necesario, por el usuario en una base programada, o como acuerden las partes interesadas.

Un generador de pulsos ajustable, certificado y disponible, con una incertidumbre de salida igual o menor de 0,001%, proporciona una señal de salida de frecuencia F’m, simulando un tren de pulsos de medidor de flujo. Esta señal se conecta en la entrada del medidor de flujo del computador probador.

Un segundo generador de pulso ajustable, certificado y disponible con una incertidumbre de salida igual o menor de 0,001%, proporciona una señal de pulsos de salida por el periodo de tiempo T2, simulando las señales del switch detector. Esta señal se conecta a las entradas del switch detector del computador probador.

La función de la interpolación de pulsos es más crítica cuando hay pocos pulsos del medidor de flujo recolectados entre los switches detectores. Se debe ajustar la frecuencia de salida del primer generador para producir una frecuencia igual a la del medidor de flujo, el cual tiene el menor número de pulsos por unidad de volumen para ser probado con el equipo en la rata de flujo más alta esperada.

Ejemplo: Un probador de volumen pequeño con capacidad de 0,81225 barriles se usará para probar un medidor de turbina (Factor K de 1000 pulsos por barril) en un máximo de 3000 barriles por hora.

Tiempo de volumen T2 para 0,81225 barriles en 3000 barriles por hora:

= 3000 x 0,81225 / 3600

T2	= 0,676875 segundos

La frecuencia, Fm, producida por el medidor de flujo (Factor K de 1000) en 3000 barriles por hora:

= 3000 x 1000 / 3600

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Fm	= 833,33333 Hercios

Los pulsos interpolados del medidor de flujo calculados N1 son simplemente la frecuencia simulada del medidor de flujo F’m veces el tiempo de volumen simulado T’2.

= 833,33333 x 0,676875

N1	= 564,0625

Hay que verificar los resultados actuales visualizados o impresos por el computador probador bajo prueba, asegurando que están dentro de ±0,01% del valor calculado.

Es posible seleccionar una frecuencia de simulación F’m por encima, cuyo periodo de pulsos es un múltiplo exacto del periodo de tiempo T’2, por ende sincronizando los pulsos simulados del medidor de flujo y señales del detector. Si este es el caso, será necesario modificar la frecuencia simulada F’m, o el periodo del switch detector simulado T2 ligeramente para asegurar que los pulsos interpolados incluirán una parte fraccional del pulso.

Pruebas De Certificación Del Fabricante

Las pruebas de certificación deberían hacerse bajo ciertas condiciones simuladas, éstas deben operar en todo el rango del dispositivo probador en los tiempos de volumen, T2, y las frecuencias de pulso del medidor de flujo, Fm. El fabricante debe proveer, un certificado de prueba que detalle los valores máximos y mínimos del tiempo de volumen del probador, T2, y la frecuencia del medidor de flujo, Fm, que el diseño del equipo acepta.

6.5.3. Frecuencia Para Recalibración Del Probador

Normalmente el volumen base del probador se certifica en el sitio del fabricante por el método de extracción de agua (water draw) en la presencia del comprador y otras partes interesadas. Los volúmenes del probador pueden cambiar como resultado del desgaste o por falta de switches detectores; la reducción de la capa de la protección interna; o pérdida de material interno debido a oxidación, abrasión o la acumulación de material extraño (como cera). Se requieren calibraciones posteriores cuando ocurra un cambio en el volumen.

Hay seis consideraciones que determinan que tan frecuente un probador debe calibrarse, ellas son uso, tiempo, historia de calibración, calibración costo/beneficio, requerimientos contractuales y valor de los líquidos medidos. El uso causa desgaste y el tiempo contribuye a la deteriorización del probador.

La recalibración de los probadores debe efectuarse cuando exista cualquiera de las siguientes condiciones:

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a.	Alteraciones o reparaciones, que afectan el volumen certificado, se hacen al probador.
b.	Un cuadro de control de medición indica un cambio en el volumen del probador.
c.	Ha pasado el máximo intervalo:
1.	Tres años para probadores de pequeño volumen y portátiles.
2.	Cinco años para probadores de tubería instalados permanentemente.
3.	Cinco años para probadores instalados en probadores de tanque.
4.	Tres meses para probadores de medidor maestro.

Se debe inspeccionar el desplazador del probador y la superficie interna de éste. La superficie de la esfera, el borde de contacto de la copa del pistón o sello pueden indicar la condición interna del probador. Si estas superficies o bordes están rayados o gastados, esto puede indicar que el probador requiere de una inspección más profunda o reparación, así como de una recalibración.

En servicio de transferencias de custodia marinas es inaplazable la observación de las anteriores consideraciones sobre frecuencias para la calibración de un probador.

6.5.4. Switches Detectores

Los detectores puestos en un probador de tubería son dispositivos altamente sensibles. El tipo más común de switch detector probador de tubería emplea un émbolo de acero con terminación en bola, el cual se proyecta a través de la pared del tubo a corta distancia. Cuando la esfera hace contacto, obliga al émbolo para que accione el switch. Los procedimientos de reemplazo deben satisfacer las recomendaciones del fabricante.

Al reemplazar un switch detector se puede cambiar el volumen del probador. El reemplazo o ajuste del switches detectores en probadores bidireccionales es menos crítico que en probador unidireccionales. Cuando un detector se reemplaza o ajusta en un probador unidireccional, se deberá recalibrar en el menor tiempo posible. Se debe conservar un registro de hora y fecha del reemplazo.

Las cámaras de lanzamiento deben ser construidas con reducciones excéntricas. Se pueden tener dos volúmenes en un probador bidireccional teniendo probadores con doble juego de switches, cuidando que la diferencia entre los dos volúmenes no sea mayor de 0.02%.

Los switches detectores de esfera del probador deben tener sello de seguridad numerado y documento de registro, para control de la trazabilidad del volumen certificado. Los switches detectores no se deben cambiar después de la calibración. Un cambio o ajuste en los dos switches del probador, obliga a re-calibrar el probador.

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Nunca debe cambiarse uno solo de los “switch” de un probador. La necesidad de reemplazar un “switch” por lo general es un indicativo de la limitación mecánica del mismo y hace prever que el otro se encuentra en similares condiciones de desgaste.

De igual manera cada vez que calibre el probador cambie los “switches” para minimizar la probabilidad de daño entre calibraciones.

La válvula de 4 vías debe tener en su cuerpo un indicador de presión y un switch o transmisor de presión diferencial, que permita supervisar el sello de la válvula durante la calibración de los medidores.

La velocidad del flujo en la válvula de 4 vías debe cumplir con la siguiente formula:

Máx. Velocidad = [(BPH * 0.286) / (I.D pulg.)**2] <= 15 Pies / Seg.

I.D.: Diámetro interno de la válvula de cuatro vías, en pulgadas.

El tiempo Close-Close (Tc-c) del actuador eléctrico (si se requiere menor tiempo pre-run, el actuador puede ser de tipo neumático) de la válvula de 4 vías, debe cumplir con la siguiente formula:

Para el caso de GLP se utilizan tiempos de pre-run mayores.

Tc-c = (2Rp / Velocidad de la esfera en pies/seg) - 1

Rp: Distancia de Pre Run (distancia entre el detector y el inicio de la cámara de lanzamiento) en pies.

6.6. CONSIDERACIONES PARA DETERMINAR LA FRECUENCIA DE CALIBRACIÓN DE LOS PROBADORES

•	La calibración se entiende como un conjunto de operaciones que establecen, bajo condiciones específicas, la relación entre los valores de una magnitud indicados por un instrumento o sistema de medición o los valores representados por una medida materializada y los valores correspondientes de la magnitud, realizados por los patrones.

•	Para obtener el volumen certificado del probador debe utilizarse el método Water Draw y obtenerse contra un probador tipo tanque de cuello aforado (serafín) con certificado de calibración vigente, haciéndose extensivo a todos los instrumentos patrones.

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▪	Para cada probador instalado y en operación deben existir rutinas de mantenimiento y verificación, con trazabilidad en procedimientos e instructivos de cada Vicepresidencia.

▪	Todos los probadores nuevos deben ser calibrados en sitio, antes de ser puestos en operación.

▪	Para probadores Unidireccionales, en caso de cambio o ajuste de los detectores se debe calibrar el probador. Para probadores bidireccionales se debe verificar que el error potencial del conteo total de los pulsos de los medidores no se altere en más de 15 diezmilésimas según certificados de calibración de probadores-tiquetes de calibración, de lo contrario el probador debe ser calibrado.

▪	En caso de desgaste considerable en el revestimiento interno del probador, se debe calibrar el probador.

▪	Toda la instrumentación utilizada en las rutinas de verificación y calibración deben estar calibrada.

▪	Los patrones deben tener certificados vigentes de calibración con trazabilidad a patrones nacionales o internacionales.

El volumen base de un probador es originalmente certificado en las instalaciones del fabricante por el método “Waterdraw”.

El volúmen de los probadores pueden cambiar como resultado de desgaste o falla de los switches detectores, reducción del espesor de la pintura interna o por pérdida del material interno debido a oxidación, abrasión o acumulación de materiales extraños como parafina, contaminantes en el fluido, cambios en las esferas o desplazadotes del probador, cambios en el volumen físico del probador (Dilatación, contracción, deformación).

Seis consideraciones determinan que tan frecuentemente se debe recalibrar un probador:

✓	Frecuencia de Uso	✓	Costo beneficio de la calibración
✓	Tiempo calendario	✓	Requerimientos contractuales
✓	Control Estadístico	✓	Intervenciones

Dentro de los límites estadísticos para factores del medidor de Alarma y Acción se tienen en cuenta las siguientes actividades para la calibración de los probadores:

Límites de Alarma (90 % del margen de confianza).

✓	Inspeccionar el equipo de calibración del medidor.
✓	Evaluar la estabilidad de las condiciones de operación.

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✓	Verificar “Pases” en las válvulas.
✓	Verificar algoritmos de cálculo y densidades del fluido.
✓	Realizar auditoría total del sistema, o revisar todos los equipos y rutinas de cálculo.
✓	Efectuar pruebas de laboratorío sobre los fluidos medidos para verificar las propiedades que se emplean en los cálculos; y el control de sus condiciones de operación.

Límites de Acción (95% del margen de confianza):

✓	Recalibrar la instrumentación.
✓	Inspeccionar, ajustar, limpiar y/o reparar el equipo mecánico.
✓	Generar tiquetes de corrección.

7. REGISTROS

Para soportar el proceso de los sistemas probadores se debe llevar:

✓	Para los cálculos, ajustes de volumen y elaboración del reporte de calibración se debe utilizar la Hoja de Cálculo denominada " Cálculo del Volumen de Probadores ", la cual sigue el método descrito en el API MPMS Capítulo 12 Sección 2 Parte 4: “ Calculation of Base Prover Volumes by the Waterdraw Method“.

✓	Certificado de calibración de los probadores e instrumentación asociada.

✓	Certificado de calibración del patrón utilizado para determinar el volumen base.

8.	CONTINGENCIAS

No aplica

9.	BIBLIOGRAFIA

DIRECCIÓN DE DESARROLLO. Política Y Procedimiento Para El Sistema De Gestión De La Normativa De Ecopetrol S.A. ECP-DDS-D-01... Versión 1. Colombia, 2004

AMERICAN PETROLEUM INSTITUTE. Manual of Petroleum Measurement Standards.Washington-Estados Unidos de Norteamerica: Capitulo 4 sistema de probadores, Sección 1 Introducción, Sección 2 Probadores de tubería, Sección 3 Probadores de volúmenes pequeños., Sección 4 Probadores de tanques., Sección 5 Probadores Medidores-Maestro (desplazamiento y turbinas); API 2003

VICEPRESIDENCIA DE TRANSPORTE. Manual de Medición VIT. Version 1.0. VIT-M-002 Bogotá. 1999.

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CENAM. 3a Jornada Técnica de Difusión Centro de Desarrollo Tecnológico de Gas. Dic 3 de 2004.

DIPLOMADO EN MEDICIÓN DE HIDROCARBUROS-UIS, 2007.

CURSO DE INCERTIDUMBRE BÁSICA Y AVANZADA DICTADO POR EL ING. JAIME DE LA VEGA, ECOPETROL S.A. 2007

10.	ANEXOS
No	TITULO
1	Calibración por el método del desplazamiento de agua ( Waterdraw )

Para mayor información sobre esta directriz y el Manual de Medición de Hidrocarburos, dirigirse a:

EDUARDO MOTTA RUEDA	RODRIGO SATIZABAL
Líder Corporativo de Medición GPS-VSM.	Gerente PCM, GPS-VSM

RESPONSABLE	RODRIGO SATIZABAL
Gerente PCM, GPS-VSM.

REVISÓ
	PABLO MOTTA CANDELA	SERGIO HERRERA ESTEVEZ
	Gerente de Planeación Y Suministro – VSM	Líder Grupo Apoyo Legal VSM

APROBÓ	CAMILO MARULANDA
Vicepresidente de Suministro y Mercadeo - VSM

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Anexo 1. Calibración por el método del desplazamiento de agua (Waterdraw)

TAREA	OBSERVACIONES
Adelantar el mantenimiento preventivo de acuerdo con lo descrito en las rutinas de mantenimiento
Nivelar el remolque si es necesario transportar los seraphines	Utilizar los Gatos e indicadores de nivel de burbuja, localizados en cada esquina del remolque.
Verificar fugas del circuito que retiene el agua dentro del probador. Corregirlas.
Llenar el sistema entero con agua limpia.
Purgar todo el aire del probador y del sistema de calibración.
Establecer la circulación hasta que la temperatura se estabilice.
Humedecer todos los seraphines
Lanzar la esfera o el pistón y permitir varios viajes. Después de cada recorrido, purgar nuevamente el aire sobrante abriendo las válvulas de venteo.
Cerrar la válvula de bypass de 2 pulgadas y seleccionar el control a la válvula solenoide para detener el flujo y lograr que la esfera se detenga exactamente bajo el detector	Para conocer el momento del cambio adecuado, durante las carreras preliminares se debe medir el tiempo transcurrido, o tomar lecturas del volumen desplazado entre el lanzamiento de la esfera y el contacto con el primer detector. De la misma manera se debe tomar el tiempo o lectura del volumen desplazado entre detectores.
Comprobar el sello del émbolo del probador en el caso de probador compacto o el sello de la Válvula de 4 vías en caso de probador bidireccional, por medio de la presión diferencial durante la primera carrera.	La válvula de corte anterior a la solenoide debe permanecer cerrada mientras el flujo pasa por la línea de dos pulgadas de bypass. Se debe abrir luego que la línea de dos pulgadas de bypass se cierre y la válvula solenoide A sea seleccionada.
Con el flujo establecido, lanzar la esfera y permitir que se acerque al detector permitiendo que el agua se desaloje por la línea de bypass de dos pulgadas. Cuando la esfera esté cerca al primer detector, cerrar la válvula de bypass y selecciona la válvula solenoide A	Si la temperatura ambiente varía en más de 2 °F en el tiempo transcurrido entre el llenado, mediciones de prueba y la carrera de calibración, se debe detener el procedimiento hasta que la temperatura ambiente se estabilice
Tomar las lecturas de Temperatura y Presión en la entrada y salida del probador y registrarlas.

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TAREA	OBSERVACIONES
Asegurar que todas las válvulas de drenaje en los seraphines que se están utilizando están cerradas.
Iniciar el flujo de agua hacia los seraphines volviendo a activar la válvula solenoide.
Una vez la esfera ha pasado el primer detector incrementar el flujo hacia el seraphin abriendo la válvula de bypass y cerrando la válvula solenoide. Continuar llenando hasta que el líquido llegue al cuello y se pueda leer en la escala graduada en pulgadas cúbicas.
Transferir el llenado al siguiente seraphin
Tomar lectura en la escala graduada del seraphin que se acaba de llenar y registrarla	Se deben quitar las burbujas que se forman en el indicador antes de tomar la lectura
Abrir la válvula de drenaje del seraphin que se acaba de llenar, y permitir que drene durante 90 Segundos. Durante éste procedimiento tomar lectura de temperatura del líquido y registrarla.	La lectura de temperatura debe ser tomada en el centro del recipiente y luego de 30 segundos de inmersión.
Repetir el procedimiento hasta que la esfera esté cerca del segundo detector y del volumen aproximado.
Asegurar que la válvula solenoide detenga el flujo cuando la esfera está cerca del segundo detector, cerrando la válvula de llenado principal, seleccionando el solenoide y abriendo la válvula de tres octavos de pulgada de corte anterior a la válvula solenoide para llevar el líquido remanente dentro del seraphin.
Permitir que la esfera al activar el segundo detector cierre la válvula solenoide y detenga el flujo, completando de esta manera la primera corrida de calibración en un probador compacto o el primer recorrido del viaje completo en un probador bidireccional.
Si el probador es del tipo compacto, abrir la válvula de dos pulgadas de by-pass y permitir el suficiente flujo y tiempo para que el desplazador regrese a la posición inicial.
Si el probador es del tipo bidireccional, abrir la válvula de dos pulgadas de by – pass y permitir suficiente flujo y tiempo para que la esfera llegue a la posición de lanzamiento.
En el caso de probadores bidireccionales girar la válvula de 4 vías, lanzar nuevamente la esfera y repetir los procedimientos anteriores hasta que la vuelta entera se hayan completado.
Para ambos casos repetir el procedimiento completo.

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TAREA	OBSERVACIONES
En probadores compactos, verificar si se obtuvieron tres corridas de calibración con volúmenes diferenciados máximo 0,02%. De ser así se debe elaborar el cálculo del volumen y continuar el procedimiento. Si no, repetir el procedimiento hasta obtener las tres corridas con diferencias de 0,02%.
En probadores bidireccionales, verificar que los volúmenes de tres vueltas completas tengan una diferencia máxima del 0,02% comparándolos de la siguiente manera: 1er viaje con 3º, 3º con 5º, 5º con 1º, 2º con 4º, 4º con 6º y 6º con 2º. Si los volúmenes están dentro del 0,02% hacer el cálculo del volumen y continuar el procedimiento. Si no, repetir el procedimiento hasta obtener la repetibilidad en tres vueltas completas.
Verificar integridad y operación cuando se cierre.
Elaborar Reporte de calibración	Utilizar Hojas: Cálculo de Volumen de Probadores Bidireccionales y Cálculo de Volumen de Probadores Compactos
Archivar el Certificado de Calibración y Actualizar hoja de vida del probador
Cerrar la Orden de Trabajo en el Mims.

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MANUAL DE MEDICIÓN DE

HIDROCARBUROS

CAPITULO 5

MEDICION DINÁMICA

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RELACIÓN DE VERSIONES

RELACIÓN DE VERSIONES

VERSIÓN	DESCRIPCIÓN	FECHA

00	EMISIÓN DEL DOCUMENTO	ABRIL 20 DE 2005

01	REVISIÓN DEL DOCUMENTO	ENERO 15 DE 2008

DEPENDENCIA RESPONSABLE	REVISÓ	APROBÓ

Este documento se valido ea el Comité
Táctico integrado por los lideres de
medición de las áreas de negocio:

/s/ EDUARDO MOTTA RUEDA
EDUARDO MOTTA RUEDA
Líder Corporativo Medición
GPS – VSM

/s/ RODRIGO SATIZABAL
RODRIGO SATIZABAL
Gerente PCM, GPS-VSM

SARA ISABEL PARRA
Líder de Medición GCB – VRP

/s/ CAMILO MARULANDA
NICOLAS VALLE YI		CAMILO MARULANDA
Líder de Medición		Vicepresidente de Suministro y
VIT		Mercadeo - VSM
/s/ PABLO MOTTA CANDELA
PABLO MOTTA CANDELA
Gerente de planeacion y Suministro - VSM
99972

JULIO MARIO RUEDA CELIS
Líder de Medición
VPR

/s/ SERGIO HERRERA ESTEVEZ
CARLOS GUSTAVO ARÉVALO	SERGIO HERRERA ESTEVEZ
Líder de Medición GRC-VRP	Asesor Jurídico VSM

JAIRO H. GUZMÁN MEJÍA
I.C.P

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TABLA DE CONTENIDO

			Pág.

1.	OBJETIVO		5

2.	ALCANCE		5

3.	GLOSARIO		5

4.	DOCUMENTOS DEROGADOS		5

5.	CONDICIONES GENERALES		5

6.	DESARROLLO		8

6.1.	MEDIDORES VOLUMÉTRICOS DIRECTOS		9
	6.1.1.	MEDIDORES DE DESPLAZAMIENTO POSITIVO	9
	6.1.2.	Descripción	10
	6.1.3.	Principio de Operación	11
	6.1.4.	Diagrama de Instalación	14
	6.1.5.	Ventajas y Desventajas	15
	6.1.6.	Condiciones de Operación y Mantenimiento	16
6.2.	MEDIDORES VOLUMÉTRICOS INDIRECTOS		18
	6.2.1.	MEDIDORES DE TURBINA	19
	6.2.2.	Descripción	19
	6.2.3.	Principio de Operación	20
	6.2.4.	Diagrama de Instalación	21
	6.2.5.	Ventajas y Desventajas	22
	6.2.6.	Condiciones de Operación y Mantenimiento	23
	6.2.7.	Medidor Tipo Turbina Helicoidal	28
6.3.	MEDIDORES ULTRASÓNICOS		30
	6.3.1.	Descripción	30
	6.3.2.	Principio de Operación	31
	6.3.3.	Diagrama de Instalación	32
	6.3.4.	Ventajas y Desventajas	33
	6.3.5.	Condiciones de Operación y Mantenimiento	34
6.4.	MEDIDORES DE FLUJO TIPO PLATINA DE ORIFICIO		35
	6.4.1.	Descripción	35
	6.4.2.	Principio de Operación	36
	6.4.3.	Diagrama de Instalación	39
	6.4.4.	Ventajas y Desventajas	40
	6.4.5.	Condiciones de Operación y Mantenimiento	41
6.5.	MEDIDORES MÁSICOS TIPO CORIOLIS		48
	6.5.1.	Descripción	48
	6.5.2.	Principio de Operación	49
	6.5.3.	Diagrama de Instalación	51

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	6.5.4.	Ventajas y Desventajas	51
	6.5.5.	Condiciones de Operación y Mantenimiento	53
6.6.	SELECCIÓN DE MEDIDORES		54
6.7.	CALIBRACIÓN DE MEDIDORES PARA LÍQUIDOS		57
	6.7.1.	Procedimiento para el Cálculo del Factor del Medidor	58
	6.7.2.	Método de Aceptación del Factor	61

7.	REGISTROS		63

8.	CONTINGENCIAS. NO APLICA		64

9.	BIBLIOGRAFIA		64

10.	ANEXOS		64
	ANEXO 1. TABLA DE COMPARACIÓN DE MEDIDORES		65

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1.   OBJETIVO

Establecer los criterios de operación y recomendaciones de mantenimiento usados en Sistemas de Medición Dinámica para el aseguramiento Metrológico en Transferencia de custodia para Hidrocarburos Líquidos, Gas y Biocombustibles.

2.   ALCANCE

Aplica a las áreas operativas y funcionarios que manejan Medición Dinámica para Transferencia de Custodia y Fiscalización de Crudos, refinados, Gas natural y biocombustibles.

3.   GLOSARIO

Para una mayor comprensión de este documento puede consultar el Capitulo 1 del Manual de Medición de Hidrocarburos “Condiciones Generales y Vocabulario” en su numeral 3 - Glosario Aplicable al Manual de Medición de Hidrocarburos (MMH).

4.   DOCUMENTOS DEROGADOS

Deroga el capitulo 5 del MUM “Medición Dinámica” ECP-VSM-M-000-05 Versión Cero (0) de Abril 20 de 2005.

5.   CONDICIONES GENERALES

La Medición Dinámica es un proceso que requiere de una serie de condiciones mínimas para que la incertidumbre sea la menor posible. Las actividades incluidas en el proceso se detallan a continuación:

1.	El diseño del Sistema de Medición Dinámica (SMD) debe cumplir con los estándares internacionales en el que incluyen adicionalmente al medidor, equipos, accesorios y la instrumentación asociada tales como: válvulas de corte de acción rápida, filtros con sus respectivos switches de presión diferencial, desaireadores incorporados al filtro o independientes si se requieren, enderezadores de flujo si los medidores son de tipo turbina o ultrasónico, los medidores de flujo, instrumentación de temperatura y presión (transmisores e indicadores), válvulas de doble sello y purga para el corte y desvio hacia y desde el probador, cheques y válvulas de corte de cierre rápido, densitómetro y tomamuestras en línea, analizadores de BSW y Cromatógrafos para Gas Natural, y Gravitógrafos entre otros.(Ver detalles en estándares y diagramas de diseño).

2.	Los SMD deben operarse a un flujo constante y mantenerse estricto cumplimiento de programas de control metrológico, fundamentado en un mantenimiento preventivo y/o por condición, independiente de las ratas de flujo, los medidores deben estar en capacidad de hacer mediciones adecuadas (linealización).

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3.	Los SMD deben cumplir con las rutinas de Verificación y Calibración detalladas en el capitulo 1 “Condiciones Generales y Vocabulario” del MMH.

4.	Los SMD deben disponer de facilidades para instalar un probador para su proceso de Calibración, este puede ser móvil o dedicado.

5.	Para la determinación de la temperatura se debe utilizar un sensor tipo A con su respectivo transmisor que procese constantes de Callendar Van Dussen, respaldado por un indicador de temperatura local (Termómetro). (Ver Capitulo 7 del MMH).

6.	Para la determinación de la presión se debe utilizar un Transmisor de presión, respaldado por un indicador de presión local (Manómetro). (Ver Capitulo 21 del MMH).

7.	Para la determinación de las especificaciones de calidad del producto Hidrocarburo, se debe tomar una muestra automática, representativa y homogénea del Hidrocarburo que ha pasado por el medidor en un periodo específico Batch o Tender. (Ver capítulo 8 del MMH)

8.	Para la determinación del contenido volumétrico del Hidrocarburo se debe seguir el procedimiento de liquidación de Medición Dinámica detallado en el capítulo 12 del MMH.

Las Tecnologías de Medición Dinámica aprobadas para Transferencia de Custodía se relacionan a continuación de acuerdo con el orden de su desarrollo y se detallan en el presente Capitulo más adelante:

²	HIDROCARBUROS LÍQUIDOS
•	Desplazamiento Positivo (Medición directa de volumen)
•	Turbinas
•	Coriolis (Medición directa de masa)
•	Ultrasónico por tiempos de transito
•	Turbinas Helicoidales

²	GAS NATURAL
•	Platina de Orificio
•	Desplazamiento Positivo de Diafragma y Rotativos (Medición directa de volumen)
•	Turbinas
•	Ultrasónicos por tiempo de transito

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•	Coriolis (Medición directa de masa)

Existen otras tecnologías que podrían ser utilizadas para Control Operativo más no para Transferencia de Custodía debido al alto nivel de incertidumbre. Tales como: Presión diferencial (Tobera, Vénturi, Tubo Pitot), Vórtice, Ultrasónico por efecto Doppler No Intrusivo, electromagnéticos y Másicos Térmicos.

Otras consideraciones a tener en cuenta son las siguientes:

✓	Los sistemas de medición dinámica a ser usados para transferencia de custodia deben poseer linealidades menores o iguales a 0.15% y disponer para su calibración un probador móvil o dedicado Ver capitulo 4 del MMH.

✓	Los sistemas de medición dinámica para transferencia de custodia que emplee medidores tipo coriolis no requieren tener densitómetros en línea. La misma tecnología ofrece la medición de densidad con una linealidad que cumple con los estándares API MPMS de 0,001 gr/cm3.

✓	En las estaciones que contabilicen productos recibidos en tanques y despachos de los mismos a otra estación (Medición Estática), la muestra debe ser tomada directamente de los tanques y analizada en laboratorios certificados y/o acreditados preferiblemente en el Instituto Colombiano del Petróleo – ICP o la Superintendencia de Industria y Comercio.

✓	Se deben colocar sellos de control sobre equipos, instrumentación asociada, válvulas de seguridad, válvulas sobre by pass, cajas de conexionado, tableros de control de instrumentación, acceso a conexión con computadores de flujo y demás sistemas que puedan afectar la fidelidad del sistema de medición de cantidad y calidad para transferencia de custodia, como elemento de prevención y control.

✓	El factor del medidor definido para la liquidación del batche en los sistemas de medición dinámica en terminales marítimos, es el resultado del promedio aritmético de por lo menos tres (3) corridas de verificación obtenidas durante el despacho con una dispersión inferior a 2 y 3 Desviaciones estándar, teniendo en cuenta como mínimo 25 corridas de verificación y calibración dentro del análisis de los datos.

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6.   DESARROLLO

La Medición Dinámica se utiliza para certificar los volúmenes de producto que se recibe o se entrega en custodia ya sea para ser procesado y/o transportado utilizando medidores instalados en línea. Dichos medidores se clasifican según su principio de operación en dos grupos: Volumétricos y Másicos (ver Figura 1).

Es importante tener en cuenta que no todos los principios de operación y sus tecnologías son utilizadas y aprobadas para Transferencia de Custodia, por lo tanto en este capitulo se desarrollaran solo los de Transferencia de Custodia, aunque en figuras o diagramas aparezcan tecnologías para control operativo.

Figura 1. Clasificación de los Medidores para Transferencia de Custodia.

Nota: Figura de Autoría del Ing. Eduardo Motta (Diplomado en Medición de Hidrocarburos-UIS)

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6.1. MEDIDORES VOLUMÉTRICOS DIRECTOS

6.1.1. Medidores de Desplazamiento Positivo

Figura 2. Medidor de Desplazamiento Positivo

Estos medidores son giratorios y de desplazamiento positivo, la carcasa es labrada a precisión y contiene un rotor que gira sobre rodamientos de bolas, e incluye álabes distribuidos en forma pareja. Al fluir el líquido a través del medidor, el rotor y los álabes (paletas) giran alrededor de una leva fija, haciendo que estos se desplacen hacia fuera (Ver Figura 2).

El movimiento sucesivo de los álabes forma una cámara de medición de volumen exacto entre dos de los álabes, el rotor, la carcasa, y las tapas inferior y superior. Cada rotación del rotor produce una serie continua de estas cámaras cerradas.

Ni los álabes, ni el rotor, hacen contacto con las paredes estacionarias de la cámara de medición.Una de las características sobresalientes del medidor es el hecho de que el flujo pasa sin perturbaciones durante la medición. No se desperdicia energía agitando innecesariamente el líquido.

Dentro de los medidores de este tipo se encuentran los siguientes:

✓	Paletas (Aspas Deslizantes ó Alabes)

✓	Birrotor

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6.1.2. Descripción

El Medidor de Desplazamiento consta de las siguientes partes:

•	Unidad Interna de Medición: La unidad de medición también sirve como motor hidráulico, que absorbe la energía que origina el flujo, para producir el torque necesario para vencer la fricción interna, y opera el contador y demás accesorios que requieren fuerza (Ver Figura 3).

Figura 3. Unidad interna de Medición de un Medidor de Desplazamiento

•	Tren de Engranajes: Consta de tres elementos:

✓	Engranaje.

✓	Eje principal y unidad de empaque.

✓	Calibrador.

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•	Dispositivos de Protección y Accesorios:

Consta de Desaireadotes, Válvulas de control de flujo y Filtros.

✓ Desaireadores

La presencia de aire o vapor en la corriente del líquido, causará medidas inexactas, normalmente antes de un medidor se instala un desaireador para evitar que el aire o vapor llegue hasta el medidor. La función del desaireador es separar y ventear hacia la atmósfera los vapores o gases contenidos en la corriente.

✓ Válvulas de control de flujo

Cuando existe la posibilidad de que el flujo en un sistema de medición se incremente hasta valores por encima del valor de diseño del medidor, es necesaria la instalación de válvulas reguladoras de flujo y/o de presión con el fin de obtener una buena medición y proteger el medidor de posibles daños en sus partes internas. Las FCV cumplen una función adicional y es permitir corridas cuando se opera con más de un brazo alineado; permitiendo controlar el flujo que pasa a través del brazo bajo prueba.

✓ Filtros

Uno de los elementos de protección más importantes en un sistema de medición es el filtro, el cual se instala antes del medidor y tiene como objeto impedir que elementos sólidos lleguen hasta el medidor lo que causaría severos daños en los interiores.

Con el flujo de líquido a través del medidor, el rotor y los alabes giran alrededor de una leva fija, haciendo que los alabes se muevan hacia fuera.

6.1.3. Principio de Operación

Es importante seguir las indicaciones del fabricante ya que con ellas se obtiene un óptimo funcionamiento y rendimiento del Medidor, a continuación se describen algunas recomendaciones de las mejores prácticas que son importantes al operar un Medidor de Desplazamiento Positivo en cuanto a Instalación y principio de operación:

1. El medidor y sus accesorios son instrumentos de precisión y deben ser tratados como tales. Antes de su instalación, deben estar protegidos los equipos contra las condiciones climáticas adversas y del abuso casual.

2. La instalación debe incluir protección contra la arena, polvo, lluvia, cellisca, etc., si existen condiciones climáticas extremadamente adversas.

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3. Con la excepción de las instalaciones verticales, el medidor debe ser montado sobre una base o plataforma adecuada, a fin de que no se apoye en la tubería. Están disponibles para todos los medidores, los dibujos acotados que indican el tamaño y ubicación de todos los agujeros de anclaje.

4. Instale el medidor de tal manera que no sea posible drenar el producto accidentalmente; sin embargo, es aconsejable vaciar periódicamente el agua y sedimento del mismo. Al instalar el medidor, asegúrese que el tapón de drenaje esté accesible.

5. La tubería no deberá ejercer ninguna fuerza indebida sobre el medidor.

6. Protege el medidor y el sistema contra los efectos de la expansión térmica, mediante la instalación de una válvula de alivio.

7. De ser necesario, se debe colocar un desaireador o eliminador de aire, a fin de evitar el ingreso de aire o vapor al medidor.

8. Se debe limpiar internamente toda la tubería antes de poner en marcha el medidor. Hay que eliminar completamente el óxido, tierra, bolas de soldadura u otros materiales extraños. Saque el mecanismo interior de los medidores de doble carcasa, o el rotor y los álabes de los medidores de simple carcasa, y purgue las líneas, a fin de evitar los daños al elemento de medición.

Hay que proteger el medidor con un colador de malla #4, por lo menos. Todos los medidores no ferrosos deben instalarse aguas abajo de un filtro de 5 micrones, por lo menos.

9. Si es necesario, se debe colocar aguas abajo del medidor una válvula limitadora de flujo, a fin de protegerlo de los caudales excesivos.

10. Saque el mecanismo interior si se va a realizar una prueba de presión con agua, o purgar los desechos del sistema.

11. No realice ninguna calibración con agua, ni permita que ésta permanezca dentro del medidor. Lave el medidor con aceite lubricante liviano, si va a ser almacenado, o permanecer fuera de servicio.

12. A menos que se especifique lo contrario, el flujo a través del medidor es de izquierda a derecha, visto desde el lado de la carcasa donde están las bridas. Es posible modificar la mayoría de los medidores, para que el flujo sea de derecha a izquierda. Pida mayor información a la fábrica.

13. Se puede ubicar el contador en cualquiera de las cuatro posiciones, que tienen 90° entre sí. El contador de números grandes puede ser colocado en cualquiera de las ocho posiciones, que tienen 45° entre si. La Figura 4 muestra el principio de operación de un Medidor de Desplazamiento Positivo.

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Cámara interna
Cam
Camara de medición
Liquido quieto
Carcasa
Alabe
Rodamiento del alabe
Trayectoria del alabe
Rotor
Fluido
Entrada
Salida

A
D
B
C

1

El liquido no medido (área sombreada) ingresa al medidor. El rotor y los álabes giran hacia la derecha. Los álabes A y D se encuentran totalmente extendidos, formando la cámara de medición. Los álabes B y C están retraidos.

A
B
D
C

2

El rotor y los álabes han efectuado una octava de revolución. El álabe A se encuentra totalmente extendido. El álabe B está parcialmente extendido. El álabe C se ha retraído completamente. El álabe D se encuentra parcialmente retraído.

B
A
C
D

3

Ha ocurrido un cuarto de revolución. El álabe A se encuentra extendido todavía y ahora el B está ahora extendido. Existe ahora un volumen exacto y conocido de liquido en la cámara de medición.

B
C
A
D

4

Una octava de revolución más tarde, el líquido medido está saliendo del medidor. Está a punto de formarse otra cámara de medición entre los álabes C y B. El álabe A se encuentra retraído, y el C está empezando a salir.

En tres octavos de revolución se han formado dos cámaras de medición, y otra está a punto de formarse. Este ciclo continúa repitiéndose mientras fluya el líquido.

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Figura 4. Medidor de alabes giratorios y doble carcasa.

✓	Las características básicas de este medidor es que mide el flujo volumétrico directamente con una repetibilidad de +/- 0.025%. y si se desea obtener una buena repetibilidad es necesario mantener un flujo constante.

✓	La linealidad de este tipo de medidores es de aproximadamente de +/- 0.25% si las condiciones de operación tales como temperatura, viscosidad y presión entre otras se mantienen constantes al variar la rata de flujo, el factor de calibración estará dentro de ese rango.

6.1.4. Diagrama de Instalación

Según el API MPMS Capitulo 5 Sección 2 se recomienda adecuar el siguiente patín de medición en toda instalación donde estén instalados y funcionen medidores volumétricos directos de Desplazamiento Positivo para transferencia de Custodía, la Figura 5 presenta un patín con tres (3) brazos de medición, conforme a las Consideraciones Generales del numeral 5.

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Figura 5. Diagrama de Instalación de un Medidor Tipo Desplazamiento Positivo para Hidrocarburos con tres brazos API MPMS Cáp. 5 Sec. 2 Third edition September 2005, Measurement Of Liquid Hydrocarbons By Displacement Meters

6.1.5. Ventajas y Desventajas

Las ventajas y desventajas de usar los medidores de Desplazamiento Positivo son:

Ventajas:

✓	Exactitud.

✓	Capacidad de medir líquidos viscosos.

✓	Opera con flujos cercanos a cero.

✓	Su operación es simple con respecto a otros medidores volumétricos.

✓	Capacidad para operar sin suministro de potencia externa.

✓	Capacidad para registrar volúmenes a ratas de flujo cercanas a cero.

✓	No se necesita acondicionamiento de flujo.

✓	Se requiere una menor presión de sustentación.

Desventajas:

✓	No resiste cambios bruscos del flujo.

✓	Susceptible a corrosión y erosión.

✓	Costos de mantenimiento altos.

✓	Costos de inversión altos

✓	Partes mecánicas susceptibles a deterioro.

✓	Susceptibilidad a daño por elevaciones en el flujo y desprendimiento de los gases.

✓	Reducción severa en el flujo si se atasca el medidor.

✓	Aumentan los requerimientos de mantenimiento.

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✓ Son sensibles a los cambios de viscosidad y a las bajas viscosidades.

6.1.6. Condiciones de Operación y Mantenimiento

✓	En Ecopetrol cada medidor debe contar con una carta histórica del comportamiento de los factores donde se grafique los factores del medidor obtenidos durante las corridas de verificación, los cuales deben tener repetibilidad igual o menor a 2 y 3 desviaciones estándar como se detalla en el capitulo 13 del MMH.

✓	Las cartas de control se deben graficar con las corridas de verificación y calibración del medidor buscando obtener claramente los limites de alarma (2 Desviaciones estándar) y de acción (3 Desviaciones estándar), se recomienda ver el capitulo 13 del MMH.

✓	Donde el tamaño de batche no supera los mil (1000) barriles, se recomienda dar el promedio ponderado de los factores de medición de dicho equipo preferiblemente 25 datos en lo posible, en un periodo no superior a 2 meses.

✓	En el caso de los llenaderos donde no hay suficientes despachos y estén estos espaciados en el tiempo se recomienda utilizar una distribución t-student con un factor de cobertura de 3 para una muestra menor a 10 datos y de 2 para una muestra igual a 10 datos.

✓ Los movimientos sucesivos de los alabes forman una cámara medidora de un volumen preciso entre ellos, por cada revolución del rotor. Ni los alabes ni el rotor tienen contacto con las paredes estacionarias de la cámara medidora.

En los medidores de este tipo el flujo no es alterado en ninguna forma mientras es medido; por tal razón, son eficientes y de alta precisión.

Un contador de medidor simplemente cuenta el número de revoluciones del elemento interno de medición (rotor), multiplicada por una relación fija de engranajes para obtener así un registro de volumen. La precisión del volumen registrado depende de la validez de tres (3) características básicas del medidor:

1.	El volumen desplazado por cada cámara de medición, en la cual cada segmento consecutivo de fluido permanece aislado, es siempre constante.

2.	Todo el fluido que pasa a través del medidor lo hace a través de las cámaras de medición (no hay "By-pass”).

3.	Todo el fluido pasa solo por una vez a través del medidor (no hay retroflujo).

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La exactitud en estos medidores depende de cuatro factores:

1.	Que el volumen de la cámara de medición permanezca constante. Para ello se debe evitar depósito de cera o adherencia viscosa y desgaste que causa un cambio en el volumen.

2.	Que todo el líquido que entra al medidor vaya a la cámara.

3.	Que el flujo transferido pase por el medidor solo una vez.

4.	Rata de flujo.

Otras condiciones se detallan a continuación:

✓ Evitar que el porcentaje de pérdida alrededor o a través de la cámara de medición pueda cambiar debido a una variación en la viscosidad del líquido y/o desgaste que agranda o reduce las áreas de espacios libres.

✓	Remover el mecanismo interior si el sistema se va a someter a una prueba de presión de agua.

✓	Los Medidores deben aislaren al hacer pruebas hidrostáticas

✓	Limpiar el interior de la tubería antes de poner en funcionamiento el medidor.

✓	Estar completamente seguro de la dirección del flujo, el cual debe ser de izquierda a derecha, mirando por el alojamiento correspondiente a la brida.

✓	Instale una válvula de control de contrapresión aguas abajo del medidor ver figura 5. Para mayor información remitirse al API MPMS Cap. 5 Sec. 2 Measurement Of Liquid Hydrocarbons By Displacement Meters.

Entre los Factores que afectan la medición en los Medidores de Desplazamiento Positivo estan los siguientes:

✓	El volumen de la cámara de medición puede cambiar debido a :

•	Depósito de cera o adherencia viscosa.

•	Desgaste que causa un cambio en el volumen.

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✓	El porcentaje de pérdida a través de la cámara de medición puede cambiar debido al cambio en la viscosidad del líquido.

✓	Altas Temperaturas en el fluido de operación, causa expansión del volumen de la cámara, en este caso es recomendable instalar un desaireador.

✓	La Presión no afecta si tiene doble carcaza.

✓	Altas viscosidades en el producto hace que este se adhiera a las paredes de la cámara de medición causando reducción de esta.

✓	Depósitos en la cámara de medición, como parafina, disminuyen el volumen de esta.

6.2. MEDIDORES VOLUMÉTRICOS INDIRECTOS

Los medidores indirectos deducen la rata de flujo mediante la medición de alguna propiedad dinámica. Dentro de los medidores de este tipo se encuentran:

✓	TURBINA

✓	ULTRASÓNICO

✓	Diferencial de presión (PLATINADE ORIFICIO)

✓	Diferencial de presión (Cuña, Tobera, Vénturi, Pitot, Codo).

✓	Área variable (Rotámetro)

✓	Magnético

✓	Vortex

En este capítulo profundizaremos en los medidores de Turbina, Ultrasónico y la Platina de Orificio por ser medidores usados para Transferencia de Custodía.

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6.2.1. MEDIDOR DE TURBINA

Este medidor determina la rotación angular del rotor, los traduce en velocidad lineal y con esta información se deduce el volumen de líquido que ha pasado por el medidor, a través de su área de Sección transversal.

6.2.2. Descripción

Los medidores de turbinas deben trabajar con una corriente de flujo que ha sido suficientemente acondicionada para eliminar remolinos y la deformación del perfil de la velocidad causada por filtros, codos, válvulas y otros accesorios. Las partes de un Medidor de Turbina se pueden observar en la Figura 6.

Figura 6. Partes de un medidor de Turbina Convencional.

Si no existen limitaciones de espacio, el medidor puede ser instalado con una tubería recta de por lo menos 20 diámetros del tubo aguas arriba de medidor y 5 diámetros aguas abajo del medidor. La instalación aguas arriba puede reducirse a un mínimo de 10 diámetros si se utiliza enderezador de flujo (Ver Figura 7). Para mayor información remitirse al API MPMS Capitulo 5 Sección 3 MEASUREMENT OF LIQUID HYDROCARBONS BY TURBINE METERS.

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Figura 7. Sección de flujo típica con y sin enderezador de flujo.

6.2.3. Principio de Operación

El principio de operación en un medidor de turbina se basa en dos suposiciones o hipótesis básicas:

La velocidad de rotación del rotor está relacionada con la velocidad del líquido

Vr = K. Vf

Pero la velocidad del rotor puede alterarse por:

✓	Angulo del alabe.

✓	Fricción viscosa.

✓	Fricción de rodamientos.

✓	Acondicionamiento del flujo.

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La velocidad del líquido está relacionada con el flujo volumétrico

Q = V. A

Pero el área transversal, A, puede verse afectada por:

✓	Viscosidad del líquido.

✓	Cavitación.

✓	Depósitos en el rotor.

✓	Desechos filamentosos.

6.2.4. Diagrama de instalación

Según el API MPMS Capitulo 5 Sección 3 se recomienda adecuar el siguiente brazo de medición en todo Punto de Medición donde estén instalados y funcionen medidores volumétricos indirectos de Turbina para transferencia de Custodía, la Figura 8 presenta el brazo, conforme a las Consideraciones Generales del numeral 5.

Figura 8. Diagrama de Instalación del Medidor Tipo Turbina de acuerdo al API MPMS Capitulo 5 Sección 3 MEASUREMENT OF LIQUID HYDROCARBONS BY TURBINE METERS.

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6.2.5. Ventajas y Desventajas

Entre las Ventajas y Desventajas de los Medidores de Turbina se encuentran las siguientes:

Ventajas:

✓	Exactitud.

✓	Manejo de un amplio rango de flujo.

✓	Tamaño pequeño y peso liviano.

✓	Larga vida de los cojinetes.

✓	Aplicación a un amplio rango de T y P.

✓	Amplio rango de flujo para líquidos de baja viscosidad.

✓	Amplio rango de Temperatura y Presión.

Desventajas:

✓	Necesidad de acondicionar flujo.

✓	Control de contrapresión.

✓	Dificultad de medir flujos viscosos (Especialmente medidores de turbina de multi-hoja).

✓	Necesita accesorios electrónicos.

✓	Susceptibles a sucios y depósitos en el rotor.

✓	Sensible a cambios de viscosidad.

✓	Susceptible a daños por flujos bruscos.

✓	Necesidad de presión de sustentación para prevenir volatilización y/o cavitación y errores.

✓	Sensibilidad a cambios en la viscosidad hacia altos valores (Bajos números de Reynolds).

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✓	Susceptibilidad al daño por desprendimiento de gases o incrementos súbitos en el flujo.

6.2.6. Condiciones de Operación y Mantenimiento

Existen dos características muy importantes en este tipo de medidores:

Repetibilidad: Se refiere a la capacidad de un medidor y sistema de prueba para repetir los volúmenes registrados durante una serie de corridas de pruebas consecutivas bajo condiciones constantes de operación y flujo constante. Para turbinas el rango de repetibilidad es de + 0.02 % a + 0.05%.

Linealidad: Es la capacidad de un medidor para mantener su factor de calibración casi constante en un rango de flujo específico. La linealidad es expresada como el rango total de desviación de su curva de exactitud de línea recta entre los flujos mínimos y los máximos recomendados. Para turbina esta linealidad se encuentran en el rango de + 0.10 a 0.25.

✓	Un medidor de turbina de alto rendimiento posee baja fricción en los rodamientos.

✓	En medida en que la viscosidad aumenta La rata de flujo en la que la velocidad del rotor comienza a estar en desproporción frente a la rata de flujo del líquido, aumenta a medida que se incrementa la viscosidad.

✓	Cualquier cambio en la geometría de los bordes de los álabes del rotor debido a erosión, corrosión, golpes o adherencia de basura, cambiará la relación entre la velocidad del rotor y la del liquido, por consiguiente, el rendimiento del medidor.

✓	Los medidores de turbinas requieren acondicionamiento de la corriente de flujo inmediatamente aguas arriba y aguas abajo del medidor para anular los componentes rotacionales en el perfil de flujo.

✓	Cualquier depósito sobre la parte del área de flujo a través del rotor afectara drásticamente el rendimiento del medidor.

✓	Entre los factores que afectan el área de flujo estan:

Cavitación:

La cavitación es el fenómeno que se presenta cuando la presión de operación llega a ser menor que la presión de vapor del fluido, produciéndose una vaporización del líquido que está fluyendo Cavitación disminuye el área efectiva de flujo aumenta la velocidad del fluido al pasar por la turbina incrementándose bruscamente el K-factor

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El área efectiva de flujo disminuye ya que las burbujas que se forman ocupan gran espacio, y el líquido es obligado a aumentar la velocidad.

Esto corroe el eje longitudinal de las aspas del rotor. El diseño helicoidal de las aspas es una buena medida para contrarrestar este fenómeno (Ver figura 9).

Figura 9. Curva típica de Cavitación para un medidor de turbina.

La contrapresión mínima para evitar la cavitación esta definida por la siguiente ecuación:

Pb = 2 DP + 1.25 Pv

Pb = Presión mínima en el medidor.

DP = Caída de presión a través del medidor (psig).

Pv = Presión de vapor del líquido (psi).

Depósitos

Si los depósitos como ceras o parafinas se adhieren a las superficies interiores de la turbina causan disminución del área de flujo.

Los depósitos causan sobre-registro del flujo. Ejemplo:

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TURBINA	DEPÓSITO	CAMBIO DE PRECISIÓN
4”	0,001”	0.5%

(10,16cm)	(0,00254cm)	0.5%

Las Fuerzas que causan y resisten la rotación del rotor

FUERZAS QUE CAUSAN LA	FUERZAS QUE RESISTEN A
ROTACIÓN DEL ROTOR	LA ROTACIÓN DEL ROTOR

Td = V2*d*k	Tr = V*U*k
Td = Torsión de impulso	Tr = Torsión de resistencia
V = Velocidad del líquido	V = Velocidad del líquido
d = Densidad del líquido	U = Viscosidad del liquido
k = Factores geométricos	k = Factores geométricos

Incrustaciones o Filamentos

Cualquier material que se adhiera al rotor causará el efecto de retardar su rotación en comparación con la velocidad del líquido. Las incrustaciones causan un error de subregistro del flujo.

Viscosidad del líquido

Al aumentar la viscosidad, se aumenta la velocidad del rotor, para una misma rata de flujo produciéndose un sobreregistro, explicado por las fuerzas de torsión de impulso y de resistencia, ocurriendo que las fuerzas de impulso debidas a la velocidad vencerán a las fuerzas de resistencia viscosa:

✓	Los factores que afectan la velocidad angular del rotor son:

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Angulo del alabe

Puede erosionarse por golpes de objetos extraños, adherencia de basuras, o el material de construcción puede deflexionar (poco común).

Fricción viscosa

La resistencia por fricción permanecerá igual, pero el movimiento de torsión desciende cuando baja la rata de flujo, haciendo que la relación de velocidades sea menos lineal.

Fricción de los rodamientos

Se altera la fricción por formación de depósitos en la chumacera (en gasolinas) o en los rodamientos (en GLP).

Acondicionamiento del flujo

El acondicionamiento busca que los remolinos no alteren la velocidad angular del rotor.

A continuación se presenta una gráfica de rendimiento de un medidor de turbina (Ver figura 10):

Figura 10. Curva de Rendimiento para un Medidor de Turbina.

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Consideraciones para Gas

✓	La velocidad del rotor de un Medidor de Flujo de Turbina se incrementa linealmente con la velocidad del flujo. Así, la rotación de los álabes es una medida de la velocidad y se detecta por medio de sensores magnéticos externos o por medio de engranajes, apareciendo la lectura, en pies cúbicos o en metros cúbicos, en un contador montado en la parte externa del medidor.

✓	La relación entre la velocidad lineal del fluido y la velocidad del rotor es lineal (dentro de un ±1%), sobre una amplia relación de capacidades (“rangeability ó Turndown”) de 10:1 a 20:1. El funcionamiento a baja velocidad se ve afectado por el perfil de velocidad, la fricción a través de los álabes, la fricción en los cojinetes y otros pares de torsión retardadores. El medidor de flujo de turbina se utiliza para mediciones de flujos de gases y líquidos limpios, con un amplio rango de flujo.

✓	Debido a las grandes diferencias de densidad entre gases y líquidos, se requiere dos diseños diferentes de medidores de flujo de turbina. Ambos diseños se utilizan en aplicaciones de Transferencia de Custodia que requieren exactitud.

✓	El reporte No. 7 de AGA cubre todo lo relacionado con la medición de gas natural, utilizando medidores de turbina.

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6.2.7.	Medidor Tipo Turbina Helicoidal

Este tipo de turbinas se han instalado en sistemas de transferencia de custodia de productos viscosos (Ver Fotografía), con buenos resultados, a continuación se enumeran los aspectos a considerar.

•La tecnología de turbinas helicoidadales se encuentra en desarrollo y por lo tanto los fabricantes determinan su uso y el desempeño específico no se encuentra documentado.

•Se recomienda, ante la evidencia de diferentes instalaciones propuestas por los fabricantes, instalar este tipo de medidores con enderezadores de flujo, salvo se cuente con un registro de desempeño de la turbinas bajo condiciones de campo.

•El diagrama de Instrumentación se puede observar en la Figura 11.

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Figura 11. Instalación para una turbina helicoidal (Opción 1 y Opción 2)

•Se recomienda realizar una prueba piloto de este tipo de medidor bajo condiciones de operación, antes de realizar cualquier orden de compra; esta recomendación se hace extensiva a cualquier tipo de medidor volumétrico directo ó indirecto ó medidor másico para Transferencia de Custodia.

•Se debe tener en cuenta que el sistema de medición con equipo primario tipo turbina helicoidal requiere una válvula de contrapresión para evitar la sobre velocidad del fluido en el equipo. Y filtración aguas arriba del sistema.

•En cuanto a la calibración de esta clase de medidores se debe considerar un equipo multiplicador de pulsos para el prover, para que sea efectiva la calibración.

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6.3.	MEDIDORES ULTRASÓNICOS

6.3.1.	Descripción

El equipo de medición ultrasónica se basa en el tiempo que demora una señal ultrasónica en viajar de un transductor a otro, una distancia conocida.

Figura 12. Medidor ultrasónico para líquidos

Los medidores de tiempo de transito, utilizan un par de traductores que envían y reciben alternadamente señales ultrasónicas codificadas a través del fluido. Cuando la señal sonora va en la misma dirección del flujo el tiempo de tránsito es menor que cuando va en la dirección opuesta (ver figura 12).

El medidor tiene la habilidad de medir esta pequeña diferencia de tiempo que es proporcional a la velocidad de flujo, es apto para medir líquidos limpios o con sólidos y burbujas de gas.

Los traductores pueden estar montados linealmente o en lados opuestos de la tubería insertados radialmente e inclinados en ángulos agudos (Ver figura 16).

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6.3.2.	Principio de Operación

Figura 13. Medidores Ultrasónicos de tiempos de transito.

Este tipo de medidores miden el tiempo de viaje de un pulso sonoro de alta frecuencia (Aproximadamente 1 MHz) entre un transmisor y un receptor, montados en extremos opuestos y externos a la tubería en ángulos agudos, Un transmisor T1 envía señales Ultrasónicas a través de un paso conocido, a un receptor R1, la diferencia de tiempo entre la transmisión y la recepción de una señal es, debido a la convección de la onda sónica en el medio, dependiente de la velocidad de flujo.

A partir de este principio, y usando la dimensión del medidor, el volumen de flujo por unidad de tiempo se puede determinar. Es más ventajoso usar dos canales sónicos directos, de manera opuesta (T1 a R1 y T2 a R2), de esta forma no se requiere conocer la velocidad sónica en el medio que se va a medir, para determinar el flujo (Ver Figura 13); Los Canales sónicos son llamados también “cuerdas” ó “Paths”. Hoy, los medidores para transferencia traen mínimo cuatro cuerdas. A continuación se consideraran los medidores Ultrasónicos de Tiempos de Transito para Transferencia de Custodia La medición de la diferencia de tiempo usa varias técnicas de procesamiento de señales digitales, combinadas con ciertos parámetros programados de la tubería. La ecuación siguiente permite evaluar la distancia de separación:

L = (D + 2 Wt) + 2 (Cl - Fd)
Cosφ

Donde:

D = diámetro interno de la tubería

Wt = espesor de la tubería

φ = inclinación de los traductores o de las señales

Cl = Longitud instalada de acoplamiento

Fd = profundidad de la cara del traductor

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Figura 14. Diagrama de medidor de tiempo de transito.

La Figura 14 identifica las variables anteriormente citadas.

6.3.3.	Diagrama de Instalación

La instalación de los traductores requiere de una sección de tubería recta de 10 diámetros corriente arriba y de 5 diámetros corriente abajo, que disipen las turbulencias de flujo (Ver figura 15).

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Figura 15. Brazo de medición con medidor Ultrasónico según API MPMS Capítulo 5 Sección 8 “Measurement of liquid Hydrocarbons by Ultrasonic Flor Meters Using Transit Time Technology”.

El Reporte No. 9 de AGA cubre todos los aspectos relacionados con los Medidores Ultrasónicos multipasos, en la medición de Gas Natural.

6.3.4.	Ventajas y Desventajas (Líquidos).

Ventajas

✓ Alta Rangeabilidad.

✓ Calibración electrónica.

✓ No tiene parts mecánicas móviles.

✓ Fácil Mantenimiento.

✓ Fácil Instalactión.

✓ Software de mantenimiento con indicadores de desempeńo.

DESVENTAJAS

✓Ruidos y Vibraciones de equipos electrónicos lo afecta.

✓El mantenimiento debe ser cuidadoso con los transductores.

✓No es recomendable en crudos muy pesados.

✓Requiere protección contra señales y corrientes parasitas.

Ventajas y Desventajas (En Gas):

Ventajas:

✓	Grandes Diámetros.
✓	No se presentan pérdidas de presión en el medidor.
✓	Respuesta rápida.
✓	Actualización.
✓	No depende de las propiedades termodinámicas del gas.
✓	Posibilidad de verificación en seco.
✓	Excelente exactitud.
✓	Amplia Rangeabilidad.

Desventajas:

✓	Se ve afectado por la suciedad del fluido.
✓	Alto costo.
✓	Exigente en su instalación.
✓	Tecnología relativamente nueva.

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✓	Problemas en Gas natural con CO2 y H2S.
✓	Debe estar protegido contra corrientes parásitas, descargas y magnetismo.

6.3.5. Condiciones de Operación y Mantenimiento

✓La exactitud de este medidor depende de:

•	La precisa geometría del cuerpo del medidor y la localización de los transductores.

•	La integración técnica inherente en el diseño del medidor.

•	La calidad en el perfil de flujo y los niveles de pulsación existentes.

•	La exactitud de la medición de los tiempos de transito, esta exactitud a la vez depende de: La estabilidad electrónica del reloj, consistente detección de los pulsos y la compensación de señales de los pulsos.

✓	La Curva de Rendimiento para un medidor Ultrasónico según el AGA reporte No 9 es la siguiente:

Figura 16. Eficiencia de un Medidor Ultrasónico para Gas según el AGA Reporte No. 9

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6.4.	MEDIDORES DE FLUJO TIPO PLATINA DE ORIFICIO

6.4.1.	Descripción

Figura 17. Platina de Orificio

Los medidores de platina de orificio han sido los equipos a los cuales se les han realizado los más extensos estudios sobre el comportamiento del fluído, partiendo de la medición del fenómeno físico de una caída de presión originada por una platina que representa una restricción al flujo del fluido a medir ( Ver figura 17).

En las líneas de diámetros de dos (2) pulgadas (5 cm) y mayores, el orificio concéntrico es la restricción más común para líquidos, gases y flujos de vapor a baja velocidad.

Los estudios presentados en las recomendaciones AGA 3 parte 1, 2, 3 y 4, donde se desarrollan ecuaciones empíricas basadas en experimentos. Estas recomendaciones se basan en:

• Fluido limpio

• Fluido en una sola fase

• Fluido homogéneo

• Fluido Newtoniano

• La medición se realiza con platinas concéntricas al diámetro interno del tubo

· Platinas flanchadas siguiendo las recomendaciones de instalación del AGA 3.

Basado en el principio del teorema de Bernoulli, para lo cual aplica una restricción en el área transversal de flujo reduciendo la velocidad, y midiendo luego la diferencia de presión a ambos lados de la restricción. El flujo másico es proporcional a la raíz cuadrada de ΔP.

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Qm	= Flujo Másico
K	= Constante
Cd	= Coeficiente de Descarga
p	= Densidad del Fluido
ΔP	= Presión Diferencial a través del orificio
d	= Diámetro del Orificio

6.4.2.	Principio de Operación

Típicamente la gente cree que instalando una restricción de tamaño conocido y conociendo la presión diferencial entre los planos aguas arriba y aguas abajo se mide correctamente el caudal. Esto es un error bastante común debido a que se considera que el medidor de caudal es únicamente la placa de orificio, el tubo Vénturi o la tobera.

Además de que este tipo de sistema se ve afectado considerablemente por el perfil de velocidad del fluido.

Un sistema de medición de caudal de gas con medidores de presión diferencial esta integrado por:

•	Elemento primario
•	Platina de orificio.
•	Tubería del tren de medición.
•	Elementos Secundarios
•	Medidor de presión diferencial
•	Medidor de presión estática
•	Medidor de temperatura
•	Computador de flujo (opcional)

Adicionalmente estos elementos deben de cubrir los requisitos que establece la norma de referencia a ser utilizada (ISO-5167, AGA 3, API 14.3, ASME-MFC-3M, etc.).

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Figura 18. Elementos Accesorios de la Platina de Orificio

Los medidores de caudal gas del tipo presión diferencial son los más ampliamente utilizados en la medición de volumen de gas ya sea para fiscalización, transferencia de custodia o control de procesos, debido a que en comparación a otro tipo de medidores son mucho más versátiles y económicos que otro tipo de medidores.

Alrededor del 80% de las mediciones de caudal de gas natural se realizan por medio de sistemas de medición que utilizan placas de orificio como elementos primarios de medición (Ver Figura 18).

El principio de operación se basa en introducir una restricción en el punto donde se desea determinar el caudal o volumen. Como la restricción cambia la velocidad del fluido, esto produce una diferencia de presiones que es proporcional al caudal.

Los sistemas de medición de presión diferencial obstruyen parcialmente el flujo, lo cual produce una diferencia de presiones estáticas entre el lado aguas arriba y aguas abajo del dispositivo.

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Estos medidores se basan en la ecuación de Bernoulli la cual es aplicada a cada lado de la placa y se tiene:

Donde p, p y U son las presiones, densidad y la velocidad media respectivamente y los subíndices 1 y 2 representan los planos aguas arriba y aguas abajo.

Combinando la ecuación anterior con el principio de conservación de masa y asumiendo que no existen perdidas y es un fluido incompresible el caudal lo podemos determinar como:

Donde β, es la relación que existe entre los diámetros del orificio de la placa y el diámetro de la tubería. Δp es la diferencia de presiones entre el plano aguas arriba y aguas debajo de la restricción y d es el diámetro del orificio.

En la realidad, cuando se mide el flujo de gas existen perdidas y el fluido es compresible, es por eso que en la ecuación hay que agregar el coeficiente de descarga C y el factor de expansibilidad ε, así la ecuación se reescribe como:

El área del orificio es más pequeña que el área de la tubería, por lo que al pasar el fluido a través del orificio se aumenta su velocidad y disminuye la presión, formando una descarga con área mínima (vena contracta), ver Figura 19.

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Figura 19. Vena Contracta

La máxima recuperación de la presión ocurre una longitud equivalente a 8 diámetros de tubería, generalmente se usan tomas a la brida de la platina para medir el diferencial de presión del orificio, la precisión de la platina es de ± 1,5 a 2,0%.

Los rangos de exactitud del orificio varían de ± 0,8 a 0,5%, dependiendo del fluido, de la configuración de la tubería aguas arriba y de la inclusión, en los cálculos, de las correcciones de número de Reynolds y factor de expansión del gas, este número puede ser tan alto como 3,3 x 107.

Para asegurar mediciones de flujo exactas, el fluido debe entrar a la Platina de Orificio con un perfil completamente desarrollado, libre de remolinos. Tal condición se logra mediante el uso de acondicionadores de flujo y longitudes de tubería asociada, o con suficiente longitud de tubería recta, aguas arriba y aguas debajo de la platina de orificio.

En la parte 2 del año 2000, del Reporte 3 de AGA, se estipulan, entre otros requerimientos, las longitudes mínimas necesarias de tubería recta, aguas arriba y aguas debajo de la Platina de Orificio, con y sin enderezadores de flujo.

6.4.3.	Diagrama de Instalación

El brazo de medición que se recomienda aplicar en los puntos de Transferencia de Custodía, de acuerdo a la Norma AGA Reporte No. 3, es el siguiente (Ver Figura 20):

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6.4.4.	Ventajas y Desventajas

Ventajas:

✓  Los medidores de platina de orificio han sido los equipos en los cuales se han realizado los más extensos estudios sobre el comportamiento del comportamiento del fluido, partiendo de la medición del fenómeno físico de una caída de presión originada por una platina que representa una restricción al flujo del fluido a medir.

✓  Son fáciles de fabricar y no contienen partes en movimiento.

✓  Su comportamiento esta bien estudiado.

✓  Son económicos, especialmente en tamaños grandes, comparados con otro tipo de medidores.

✓  Pueden ser utilizadas en cualquier posición.

✓  Existe un gran número de normas.

✓  Algunos de ellos generalmente no requieren calibración por comparación con otro medidor de caudal.

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✓  Una placa de orificio diseñada y fabricada de acuerdo a una norma reconocida medirá el caudal con una incertidumbre alrededor del 1% (o un poco menor), siempre y cuando se encuentre en buenas condiciones.

✓  La incertidumbre de medición puede ser reducida por calibración comparando el sistema con un patrón.

✓  Debido a la relación cuadrática existente entre el caudal másico y la presión diferencial, la incertidumbre de medición se incrementa a caudales bajos, por eso la mayoría de estos medidores se operan en un intervalo de 3:1 o de 8:1. Aunque el uso de transmisores de presión “inteligentes” esta incrementando el alcance de estos medidores.

Desventajas

✓  Requiere diámetros de tubería muy extensos.

✓  Requiere enderezador de Flujo.

✓  Tienen un alto grado de incertidumbre

6.4.5.	Condiciones de Operación y Mantenimiento

Se deben tener en cuenta estos aspectos en su operación y Mantenimiento:

Elemento primario

Se compone de la platina de orificio, con su soporte y su tubo de medición.

• Platina de orificio

Es una platina de orificio delgada con un agujero concéntrico maquinado, el cual tiene un chaflán de acuerdo a las recomendaciones del AGA 3, Ver Figura 19.

• Diámetros del agujero de la platina

d:	corresponde al diámetro del agujero de la platina medido a la temperatura del flujo.

dm:	es el diámetro interno del agujero de la platina a la temperatura de la platina, al momento de realizar la medición.

dr:	es la medida del agujero de la platina ala temperatura de referencia de fabricación de ésta, esta temperatura debe estar certificada por el fabricante.

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• Porta platina

Corresponde al sistema que contiene y alinea la platina respecto al diámetro interno de la tubería, a las presiones de operación.

• Tubos de medición

Son los tramos rectos de tubería solidarios con el porta platina, que se encuentran aguas arriba y aguas debajo de ésta, estos tramos de tubería recta deben ser construidos bajo las especificaciones del AGA 3 parte 2.

• Diámetros internos de los tubos de medición

D:	es el diámetro interno del tubo de medición instalado aguas arriba de la platina de orificio, medido a la temperatura del fluido.

Dm:	corresponde al diámetro interno del tubo de medición instalado aguas arriba de la platina de orificio, medido a la temperatura del tubo.

Dr:	es el diámetro interno de la sección aguas arriba de la porta platina del tubo de medición, este valor debe ser certificado por el fabricante.

• Relación de diámetros

Este es un orificio de borde afilado, perforado en una lámina delgada y plana. zLa relación de diámetros se encuentra definida como el diámetro del agujero de la platina dividido por el diámetro interno del tubo de medición, teniendo en cuenta esto existirán 3 relaciones de diámetros que se definen a continuación:

β = Diámetro del orificio / Diámetro de tubería

Las restricciones para β son:

1. Para tomas a la brida: 0.15 < β < 0.70

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2. Para tomas a la tubería: 0.20 < β < 0.67

• Presión diferencial

Es la diferencia de la presión estática medida antes y después de la platina de orificio (ΔP).

• Temperatura de medición

Tf:	corresponde a la temperatura del fluido medida aguas arriba o aguas abajo del porta platina.

En la práctica se logra medir la temperatura del fluído introduciendo una termocupla al flujo, pero se acepta la temperatura estática del flujo para efectos del cálculo del caudal volumétrico o másico.

Tm:	es la temperatura medida de la platina de orificio y/o del tubo de medición en el momento en que se están realizando las mediciones del diámetro interno.

Tr:	es la temperatura de referencia de la platina de orificio y/o del tubo de medición

• Rugosidad

La rugosidad promedio que se utiliza para los cálculos del AGA 3, esta dado por el procedimiento documentado en el ANSI B46, y es el promedio aritmético de los valores absolutos de la desviación de las mediciones de altura de la rugosidad en una muestra tomada.

•	Especificaciones de la placa de orificio

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En la instalación un elemento que se debe tener en cuenta es la máxima desviación en el paralelismo de la cara de la platina de orificio, respecto al plano transversal interno del tubo de medición, (Tabla 2.1 Orifice plate flatness tolerance, AGA 3 Part 2) Ver figuras 21y 22.

•

Donde:

α1= Coeficiente lineal de expansión térmica del material de la platina de orificio.

α2= Coeficiente lineal de expansión térmica del material del tubo de medición.

•	Espesor de la platina de orificio

La platina de orificio debe ser cilíndrica y no debe presentar defectos en su espesor a simple vista, las tolerancias aceptadas en cuanto a la cilindridad son las siguientes:

dm (")	Tolerancia (± ")
<= 0,25	0,0003
0.251 - 0,375	0,0004
0,376 - 0,5	0,0005
0,501 - 0,625	0,0005
0,626 - 0,75	0,0005
0,751 - 0,875	0,0005
0,876 - 1	0,0005
> 1	0,0005

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• Dimensiones y tolerancias de la platina de orificio

Las dimensiones y tolerancias de las platinas de orificio se encuentran consignadas en el AGA 3, última versión.

• Instalación

Para la instalación de un sistema de medición tipo platina de orificio es importante la instalación perpendicular de la platina respecto al eje del tubo de medición, como la instalación de las longitudes rectas, respetando la longitud recomendada por el reporte AGA 3, última versión.

Toda instalación de platinas de orificio requiere de enderezadores de flujo aguas arriba del medidor a una distancia en el AGA3 Part 2, última versión.

El Cálculo de volumen de la Platina de Orificio se hace de la siguiente forma:

La ecuación de flujo volumétrico en condiciones estándar, Qv, desarrolladas a partir de la gravedad específica real, requiere condiciones estándar como condiciones base de referencia para Gr e incorpora Zbair a 14.73 psia y 519.67°R (60°F) en su constante numérica.

En la ecuación presentada anteriormente, se supone que las condiciones estándar y las condiciones base son las mismas, si se requiere realizar una corrección por diferencia entre la presión estándar y base, se utiliza la siguiente ecuación:

Donde:

Cd(FT):	Coeficiente de descargas para medidor de orificio con tomas en brida
d :	Diámetro del orificio de la platina, calculado a la temperatura de flujo (Tf), en pulgadas.

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Ev :	Factor de velocidad de aproximación
Gi :	Densidad relativa ideal del gas (gravedad específica)
Gr :	Densidad relativa real del gas (gravedad específica)
hw:	Presión diferencial de orificio, en pulgadas de agua a 60°F.
Pb	Presión base, en libras fuerza por pulgadas cuadrada absoluta, psia
Pf1:	Presión de flujo (en las tomas aguas arriba), en libras fuerza por pulgada cuadrada absoluta, psia
Ps:	Presión estándar = 14.73 libras fuerza por pulgada cuadrada absoluta.
Qb:	Rata volumétrica de flujo por hora, en condiciones base, en pies cúbicos por hora.
Qv:	Rata volumétrica de flujo por hora, en condiciones estándar, en pies cúbicos por hora.
Tb:	Temperatura base, en grados Rankine.
Tf:	Temperatura de flujo, en grados Rankine
Ts:	Temperatura estándar = 519.67 °R (60°F).
Y1:	Factor de expansión (en la toma aguas arriba).
Zb:	Compresibilidad en condiciones base (Pb y Tb)
Zbair:	Compresibilidad del aire condiciones base (Pb y Tb)
Zf1:	Compresibilidad en condiciones de flujo corriente arriba (Pf1 y Tf)
Zs:	Compresibilidad en condiciones estándar (Ps y Ts)
Rb :	Densidad del fluido en condiciones base (Pb, Tb) en libras masa por pie cúbico
Rs :	Densidad del fluido en condiciones estándar (Ps, Ts) en libras masa por pie cúbico
Rt, Rf1 :	Densidad del fluido en condiciones aguas arriba (Pf1, Tf) en libras masa por pie cúbico

Factor de expansión, Y

Para un fluido gaseoso este factor se conoce como factor de expansión (Y), el cual es función de la relación de diámetro (b), la relación entre presión diferencial y estática en la toma de presión designada y el exponente isentrópico (k).

La aplicación del factor de expansión es válida para los siguientes rangos de relación de presión:

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Donde:

hw = presión diferencial a través del orificio, en pulgadas de agua a 60°F

Pf = presión de flujo, en libras fuerza por pulgada cuadrada absoluta.

Pf1 = presión estática absoluta, en la toma aguas arriba, en libras fuerza por pulgada cuadrada absoluta.

Pf2 = presión estática absoluta, en la toma aguas abajo, en libras fuerza por pulgada cuadrada absoluta.

El factor de expansión para tomas en brida se puede usar para un rango de relación de diámetro desde 0.10 hasta 0.75. Para relaciones de diámetros (b) por fuera de estos límites, crecerá mucho la incertidumbre. Sin embargo, el rango más recomendado de b es el de 0.10 a 0.60 y el óptimo es 0.30 - 0.50.

•  Factor de expansión referenciado a la presión aguas arriba. Si la presión estática absoluta se determina a partir de la toma de presión diferencial aguas arriba, el valor del factor de expansión (Y1) se puede calcular con la siguiente ecuación:

Cuando se mide la presión estática aguas arriba.

Donde:

k =	exponente isentrópico. Para gas natural se utiliza k = 1.3.

x1 =	relación entre la presión diferencial y la presión estática absoluta, en la toma aguas arriba.

β =	Relación de diámetros (d/D).

La cantidad x1 /k se conoce como relación acústica.

•  Factor de expansión referenciado a la presión aguas abajo. Si la presión estática absoluta se determina a partir de la toma de diferencial aguas abajo, el valor del factor de expansión, Y2, se calcula como:

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Donde:

x2	= relación entre la presión diferencial y la presión estática medida aguas abajo
Y2	= factor de expansión basado en la presión estática absoluta medida aguas abajo.
Zf1	= compresibilidad a condiciones de flujo aguas arriba (Pf1, Tf)
Zf2	= compresibilidad a condiciones de flujo aguas abajo (Tf2, Tf)

El brazo de medición que se recomienda aplicar en los puntos de Transferencia de Custodía, de acuerdo a la Norma AGA Reporte No. 3, es el siguiente:

6.5. MEDIDORES MÁSICOS TIPO CORIOLIS

6.5.1. Descripción

Las fuerzas de Coriolis ocurren en sistemas que rotan. Supongamos que un ser humano se encuentra de pie en el centro de un disco que gira, si se mueve radialmente hacia el borde del disco, experimenta una fuerza lateral que intenta desviarlo de la ruta más corta, esta es la fuerza de Coriolis; desde el punto de vista de la medición, se usa cuando el medio que va a medirse fluye a través de un tubo que vibra, la fuerza de Coriolis deforma el tubo, en adición a la vibración causada por la oscilación, la deformación es proporcional al flujo másico.

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En este tipo de medidores el fluido pasa a través de un tubo en forma de “U” (existen también otras formas, dependiendo del fabricante) (Ver figura 23). Este tubo vibra a su frecuencia natural, excitado por un campo magnético; la vibración es similar a la de un diapasón, con una amplitud de menos que 1 mm, Los medidores Coriollis miden la rata de flujo másico y la densidad. El flujo que pasa por unos tubos especialmente diseñados genera una fuerza, igual pero de sentido opuesto en cada mitad, haciéndolos vibrar, y cuya magnitud es proporcional a la rata de flujo másico. Esta fuerza y las vibraciones son detectadas por unos sensores y convertidas a rata de flujo másico mediante un transmisor.

Si hacemos circular un fluido por su interior, durante la mitad del ciclo de vibración del tubo (es decir, cuando se mueve hacia arriba) el fluido entrante empuja el tubo hacia abajo resistiéndose a la vibración, en cambio que el fluido saliente lo hace hacia arriba. Esta combinación de fuerzas causa que el tubo experimente una torsión. Durante la segunda mitad del ciclo, cuando el tubo se mueve hacia abajo, la torsión resultante tendrá la dirección opuesta. Por consiguiente, tenemos que en cada codo del tubo se produce una oscilación de igual frecuencia (la frecuencia natural) pero desplazadas en fase. Este desplazamiento de fase es directamente proporcional a la razón de flujo másico del fluido que circula por el interior. Si se colocan sensores electromagnéticos (“pickups”) en cada codo, éstos generan una señal sinusoidal cuya diferencia de fase (ΔT) es medida por la unidad electrónica del transmisor para transformarla finalmente en una señal 4-20 mA.

Figura 23. Instalación de un medidor de Coriolis.

6.5.2.   Principio de Operación

Este tipo de medidor mide la masa directamente, pero para medir volumen la configuración toma la masa medida y la divide por la densidad medida por el equipo, se recomienda instalar un transmisor de temperatura por separado para compensar y hacer los ajustes cuando se realiza conversión a volumen, pues no es recomendable usar la RTD del Coriolis puesto que su instalación ha sido diseñada para hacer la compensación para el material de lo tubos.

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Durante la instalación del sensor los tubos deben permanecer llenos de fluido en una sola fase y no deben transmitirse vibraciones externas a estos; teniendo en cuenta que la interferencia electromagnética (EMI) no debe exceder la capacidad del blindaje del sensor. Para mayor información remitirse al API MPMS Capitulo 5 Sección 6 MEASUREMENT OF LIQUID HYDROCARBONS BY CORIOLIS METERS.

El Cálculo de la Fuerza de Coriollis se hace mediante la siguiente ecuación:

Fuerza Coriollis = Masa del fluido x Aceleración lateral del fluido

Fc = 2m x w

Fc =Fuerza Coriolis

m =Flujo Másico

w =Velocidad Angular del tubo

La combinación de las fuerzas opuestas en ambas secciones del tubo causa una torsión del mismo, produciéndose en cada sección una oscilación de igual frecuencia pero desplazada en fase. Esta diferencia de fase es directamente proporcional a la rata de flujo (Ver figura 24).

m = k x Dt

Donde:

k = Constante

Dt = Ángulo de Fase

Figura 24. Oscilación de un Medidor Másico Coriolis

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6.5.3. Diagrama de Instalación

El brazo de medición según el API MPMS Capitulo 5 Sección 6 MEASUREMENT OF LIQUID HYDROCARBONS BY CORIOLIS METERS, es el siguiente (Ver Figura 25):

Figura 25.	Diagrama De Instalación Medidor Coriollis según API MPMS Capitulo 5 Sección 6 MEASUREMENT OF LIQUID HYDROCARBONS BY CORIOLIS METERS.

6.5.4.   Ventajas y Desventajas

Ventajas

✓	Su exactitud es de + 0.10% en medición de flujo.

✓	Repetibilidad de + 0.005%.

✓	Rangeabilidad de 20:1 hasta 80:1

✓	Sin partes móviles propensas a desgaste.

✓	De bajo mantenimiento.

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✓	Son de fácil instalación.

✓	No requiere acondicionamiento de la tubería.

✓	El sensor es no intrusivo.

✓	Bajos niveles de mantenimiento por que son mínimamente afectados por sustancias corrosivas y abrasivas.

✓	No es susceptible al daño por desprendimiento de gases.

✓	Capacidad para medir a ratas de flujo cercanas a cero.

✓	Mínimamente afectado por cambios en la viscosidad.

✓	Mediciones directas de masa y densidad (Proporcionando medición de volúmen indirecta).

✓	Normalmente no se requiere acondicionamiento de flujo.

Desventajas

✓	Cambios significativos en la densidad afectan la exactitud.

✓	Variaciones en la rata de flujo afecta la medición de densidad.

✓	Cambios en temperatura del fluido afectan la elasticidad de los tubos.

✓	Cambios en la presión afecta las características de vibración de los tubos.

✓	Corrientes en múltiples fases (liquido/gas/sólidos) afectan la medición.

✓	Ocurre la cavitación, por baja contrapresión aguas abajo.

✓	Se forman depósitos dentro del sensor de flujo en algunas ocasiones.

✓	Se genera corrosión y erosión del tubo sensor de flujo en algunas ocasiones.

✓	Sensibilidad a las condiciones de instalación, incluidos choques y vibraciones.

✓	Acumulación de depósitos internos que pueden afectar la precisión.

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✓	No se utilizan, normalmente, tamaños más grandes a seis (6) pulgadas para las aplicaciones de transferencia de custodia.

✓	Algunas veces se dificulta la calibración, debido al lapso de tiempo de las salidas de los pulsos.

✓	Requieren periódico reajuste a bajas presiones, y bajos flujos.

✓	Necesita control de presión de sustentación.

✓	Generan altas caídas de presión.

6.5.5. Condiciones de Operación y Mantenimiento

Algunas recomendaciones para el mantenimiento del sistema son:

✓	Inspección visual del montaje mecánico cada año.

✓	Inspección visual de los sellos de conexión y del conduit cada año.

✓	Verificación del cero flujo durante la puesta en marcha y cada seis meses.

✓	Verificación de salidas análogas y pulsos cada año.

✓	Verificación de lecturas de densidad cada año.

Otros factores a tener en cuenta son:

✓	Con el medidor másico Coriolis se logran exactitudes de +/- 0.10% en medición de flujo, con repetibilidad de +/- 0.005%. La exactitud sobre la medida de densidad es de +/- 0.0005 g/cc.

✓	Rangeabilidad de 20:1 a 80:1; dependiendo del modelo.

✓	El sensor es no intrusivo y no tiene partes móviles propensas al desgaste, expuestas al proceso, lo que genera bajo mantenimiento.

✓	Fácil instalación, pues no se requieren condiciones especiales de flujo o acondicionamiento de la tubería.

Dentro de los aspectos críticos en la instalación de un Medidor Másico Coriolis estan:

✓	Vibración en el montaje del sistema de medición (externa o de multiples Medidores).

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✓	Flujo pulsante, si es cercano a la frecuencia de vibración del sensor.

✓	Tensión mecánica (axial, radial, torsional) presente en la instalación.

✓	Perfiles de velocidad no uniforme y remolinos en el flujo.

✓	Interferencias por frecuencias de radio o electromagnéticas.

✓	Verificación periódica de valor de cero almacenado.

En gases se deben de tener en cuenta la siguiente recomendación:

Para gases la medición de flujo másico requiere altas presiones, la exactitud de la medición, para presiones de alrededor de 200 Bares (2900 psig), es de ± 1%.

6.6.	SELECCIÓN DE MEDIDORES

Normalmente, la medición de los hidrocarburos líquidos se efectúa con medidores de desplazamiento positivo (DP) ó de turbina de alto rendimiento que son los métodos tradicionales de medición de flujo que determinan el caudal volumétrico del fluido, basados en condiciones de operación aparentemente constantes; pero tanto la presión y la temperatura suelen variar, cometiendo a veces errores significativos en la medición; los medidores Ultrasónicos y Másicos de Coriolis tambien son utilizados para medir Hidrocarburos líquidos pero en un nivel más bajo debido a su reciente tecnología, el medidor de Platina de Orificio solamente es usado en la medición de Gas Natural pero actualmente ha sido reemplazado por los medidores Ultrasónicos y de Coriolis, siendo estos los mas recomendados en la actualidad; la Figura 17, Guía selección Desplazamiento positivo y turbina, muestra una grafica de criterio de selección para los medidores de desplazamiento y turbina en una comparación de Viscosidad vs. Rata de Flujo.

A menos que se introduzcan los factores de corrección necesarios, basados en las condiciones reales del proceso. Otro método es el de medir directamente el caudal másico del fluido. Aunque a la fecha se han desarrollado varios métodos de medición de flujo másico, el más difundido y que se encuentra aprobado para transferencia de custodia por el API es utilizando efecto Coriollis.

Para la selección del tipo de medidor se debe considerar la viscosidad, densidad y temperatura que posee el liquido, ya que existen equipos que son mas eficientes según las características que posea el liquido, también es necesario analizar el comportamiento del factor del medidor frente a la tasa de flujo (ver figura 26 y Figura 27)

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Figura 26. Guía selección entre Desplazamiento positivo y turbina.

La viscosidad del líquido es el factor principal que determina si el medidor por DP o el medidor de turbina proporcionarán la mejor exactitud global para un servicio de transferencia en particular. La figura 1, presenta una guía para la selección de medidores de Desplazamiento Positivo y de turbina según la viscosidad y rata de flujo. Dicha figura nos ilustra lo siguiente:

✓	El medidor de Desplazamiento Positivo tiene mejor rendimiento con líquidos de alta viscosidad en cambio el medidor de turbina tiene mejor rendimiento para líquidos con baja viscosidad.

✓	Los medidores de Turbina tienen mejor rendimiento cuando desarrollan el máximo flujo turbulento. Por lo tanto, pueden ser usadas con líquidos de alta viscosidad a altas ratas de flujo.

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✓	Las Turbinas pueden tener variaciones en el comportamiento cuando son usadas con líquidos que tienen viscosidades cambiantes.

✓	Las Turbinas se utilizan normalmente para medir baja viscosidad, productos refinados tales como: propano, gasolinas, kerosene, diesel y son muy precisas cuando miden este tipo de productos.

✓	Las Turbinas en términos de operación continua tienen más larga vida de servicio que los medidores de desplazamiento positivo.

Las Turbinas no se pueden utilizar con líquidos que contengan sustancia que puedan aglomerarse alrededor de la superficie del medidor afectando el área de flujo a través del rotor y la velocidad del mismo.

Comparación de los Medidores Aceptados para Transferencia De Custodia

En la curva típica de exactitud (Figura 27) se puede apreciar el comportamiento experimental de tres (3) de los cuatro (4) tipos de medidores dinámicos más usados para transferencia de custodía, en ella se compara el Factor del Medidor Vs. % de Tasa de flujo del medidor.

Figura 27. Curva típica de exactitud entre tres (3) Tecnologías de Medición Dinámica

A continuación se presenta una tabla comparativa de los medidores de Hidrocarburos para transferencia de Custodía:

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ATRIBUTO	PLATINA DE ORIFICIO	PDM	TURBINA	CORIOLIS	ULTRASÓNICO
Aceptación en la industria	Amplia	Amplia	Amplia	Parcial	Parcial
Exactitud	Media	Alta	Alta	Alta	Alta
Rangueabilidad	Baja	Media	Media- Alta	Alta	Alta
Intervalo de viscosidad	Amplio	Amplio	Bajo	Amplio	Medio
Costo de adquisición	Medio	Medio- Alto	Medio-Alto	Alto	Alto
Costo de operación	Medio	Medio- Alto	Medio	Medio	Medio
Desgaste de partes	Bajo	Medio	Medio	Bajo	Bajo
Sensibilidad al perfil del flujo	Alto	Bajo	Alto	Medio	Alto
Error por pulsaciones [1]	Si	Si	Si	Medio	Posible
Requerimiento por Temp y Presión [1]	Si	Si	Si	Presión no requerida	Si
Caída de presión	Media-Alta	Media	Media	Alta	Baja
Tolerancia a vibraciones	Alta	Alta	Alta	Baja	Alta
Tolerancia a ruido acústico	Alta	Alta	Alta	Alta	Baja

1.- Aplicación en gas natural

6.7.	CALIBRACIÓN DE MEDIDORES PARA LÍQUIDOS

Debido a desajustes en los mecanismos, ya sea por fabricación, instalación o los inherentes a la operación misma, puede presentarse inexactitud en las lecturas resultantes de los medidores, es necesario entonces determinar factores de corrección que permitan realizar ajustes a las lecturas del medidor, estos factores de corrección son

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llamados Factores del medidor, y son calculados con la calibración del equipo mediante comparación de las lecturas originadas por el medidor en un tiempo establecido frente a un volumen conocido de un equipo de calibración.

Los equipos más comunes para la calibración de medidores son los probadores, que pueden ser estáticos o dinámicos como se define en el capítulo 4 del presente Manual.

6.7.1. Procedimiento para el Cálculo del Factor del Medidor

Este procedimiento es para determinar y aceptar el factor de medidor, tal como lo establece en el API MPMS capítulo 12 CALCULATION OF PETROLEUM QUANTITIES y el Capítulo 12 del MMH, para ello se requiere el certificado del Volumen del Probador, de este certificado, se deben obtener los siguientes datos:

✓	Volumen del Probador: VP (Bis).

✓	Diámetro Exterior (pulg.).

✓	Diámetro Interior (pulg.).

✓	Espesor (pulg.).

✓	Tipo del Material de Construcción.

Del medidor se requiere k-Factor para el procedimiento del cálculo del factor de medidor. Teniendo estos datos de debe seguir el siguiente procedimiento:

Determinación del Factor de Corrección por efecto de la temperatura en el Producto

(CTLM y CTLP),	donde: (M) es Medidor	y	(P) es Probador

Utilizando como variables:

-Temperatura en ºF (Medidor y Probador)

-Gravedad API @ 60ºF

Se determina por la Tabla 6B (ASTM D-1250) ó por la siguiente ecuación:

Gravedad Especifica @ 60ºF = 141.5/(131.5+API @ºF) (1)

Para Crudo: K= 341.0957/(Gravedad Espec. @6ºF * Densidad del Agua @ 60ºF) ^2 (2) Donde la densidad del Agua a 60 ºF es 999.012

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Reemplazar en la siguiente ecuación:

CTLMyP= EXP {-K*(TMyP-60)*(1+0.8*K*(TMyP-60))} (3)

Nota: Redondear a Cuatro cifras decimales

Determinación del Factor de Corrección por efecto de la Presión en el Producto (CPLM Y CPLP)

Variables:

-Temperatura en ºF (Medidor y Probador)

-Gravedad API @ 60ºF

-Presión (psi)

Se determina por la Tabla de compresibilidad (API Cap. 11.2.1) ó por la siguiente ecuación:

F=EXP {A+ (B*TMyP) + (C/d^2) + (D* TMyP)/d^2}	(4)

Donde:

F: Factor de compresibilidad (Lbs/Pulg2)	B= 0.00013427
A, B, C y D Son constantes	C= 0.79392
A= -1.9947	D= 0.002326

d: Densidad del producto (gr / ml)

d= {141.5/(Gravedad API @60ºF+131.5)}*0.999012	(5)

CTLMyP = {1+ (F/100,000)*PMyP} (6)

 Nota: Redondear a Cuatro cifras decimales.

Determinación del Factor de Corrección por efecto de la Presión sobre el Material (CPSp)

Variables:

- Presión (Psi)

- Diámetro Interior (pulg.)

- Espesor (pulg.)

- Tipo del Material de Construcción

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Se determina por la Tabla A-5, 6.7 (API Cap. 12 Sec. 2, Parte 1) ó por la siguiente ecuación:

CPSp = {1+ (PP*ID)/ (E*WT)} (7)

Nota: Redondear a Cuatro cifras decimales.

Donde:

PP: Presión en el Probador.

ID: Diámetro Interior (pulg.)

E: Modulo de Elasticidad del Material Tabla 2 (API Cap. 12 Secc. 2, Parte 1) (por Psi)

WT: Espesor de la pared del Probador (pulg.)

Determinación del Factor de Corrección por efecto de la Temperatura sobre el Material (CTSp)

Variables:

- Temperatura ºF

- Tipo del Material de Construcción

Se determina por la Tabla A-1, 2,3 y 4 (API Cap. 12 Secc. 2, Parte 1) ó por la siguiente ecuación:

CTSp = {1+ (TP-60)*Gc} (8)

Nota: Redondear a Cuatro cifras decimales.

Donde:

TP: Temperatura en el Probador.

Gc: Coeficiente de Expansión Térmica Cúbica Tabla 1 (API Cap. 12 Secc. 2, Parte 1) (por ºF)

Calculo del Factor de Corrección por efecto de la Temperatura sobre el Material (CTSp) para Probadores Compacto.

CTSp = {1+ (TP-60)*Ga}*{1+(Td-60)*Gl} (9)

Nota: Redondear a Cuatro cifras decimales.

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Donde:

TP: Temperatura en el Probador

Td: Temperatura del Detector

Ga: Coeficiente de Expansión Térmica de Superficie

Gl: Coeficiente de Expansión Térmica Lineal

Determinación del Factor de Corrección Combinado para el Probador (CCFp)

CCFp = CTLP * CPLP * CPSp * CTSp (10)

 Nota: Redondear a Cuatro cifras decimales.

Determinación del Factor de Corrección Combinado para el Medidor (CCFM)

CCFM = CTLP * CPLP (11)

Nota: Redondear a Cuatro cifras decimales.

Cálculo del Volumen del Medidor (VM)

VM = Pulsos Promedios (Pulsos generados durante la prueba)/K-Factor (Pulsos/Bls) (12)

Cálculo del Volumen Corregido del Medidor y el Probador.

Volumen Corregido del Medidor = VM* CCFM       (13)

Volumen Corregido del Probador = Vp * CCFp       (14)

Cálculo del Factor del Medidor (MF)

MF= (Volumen Corregido del Probador) / (Volumen Corregido del Medidor) (15)

Nota: Redondear a Cuatro cifras decimales.

6.7.2. Método de Aceptación del Factor

✓	Verificar que los pulsos promedio se encuentren dentro del 0.05% de repetibilidad sin embargo hay que tener en cuenta el número de pasadas que se hayan hecho para definir el MF, por ejemplo si la prueba se ha hecho con tres corridas, la repetibilidad permitida debe ser menor (0.03%)

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✓	Rango de Repetibilidad = {(Pulsos Máx. - Pulsos Min)/ Pulsos Min}*100

✓	Verificar que la diferencia de temperatura entre el medidor y el probador no sea mayor de ± 1.5º F, sin embargo esta cifra depende del montaje probador, medidor. Puede ser menor cuando estan muy cercanos y no hay caídas de presión, ó mayor cuando, por ejemplo, el medidor está en una sección de alta presión y el probador en una de baja presión. Entonces es mejor definirla de acuerdo a cada aplicación.

✓	Si la prueba no cumple con las especificaciones antes mencionadas, informar inmediatamente al Jefe de Estación.

Si la prueba esta bien:

✓	Verificar la prueba utilizando el procedimiento anteriormente descrito.

✓	Verificar que el factor se encuentre dentro de los límites de la carta de control que arrojó la calibración.

o    Limite Superior = Promedio + 3 Desv. Estándar

o    Limite Inferior = Promedio – 3 Desv. Estándar

✓	Si el factor se sale de rango informar de inmediato al Operador de esta causa y hacer repetir la prueba, si esta se sale de rango nuevamente el medidor debe salir de servicio para su revisión. Inmediatamente informar por escrito al Jefe de Estación. Los puntos a revisar cuando se encuentra o se sospecha un problema en la salida de control del factor del medidor son los siguientes componentes del sistema de medición (no necesariamente en el siguiente orden):

•	El líquido y sus propiedades físicas.

•	Las partes móviles y las superficies de rodamientos del medidor de turbina.

•	Válvulas de corte y de derivación (del probador).

•	Switches detectores del probador y anexidades del tanque probador.

•	El desplazador en el probador.

•	Otras partes del medidor.

•	Aparatos sensores de presión, temperatura y densidad.

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•	Contadores de pulsos, pre-amplificadores, sistemas de transmisión de señal, suministro de potencia, bobinas y otros instrumentos de lectura.

•	Coladores, filtros, desaireadores, equipos de remoción de agua y acondicionadores de flujo.

•	Las condiciones de operación del sistema de medidor y el probador cuando difieren de las condiciones de diseño.

✓	El Instrumentista debe pasar un informe detallado del arreglo que se le hizo al medidor.

✓	Una vez el medidor sea puesto en línea, el Operador debe realizar al menos 10 corridas.

✓	Si las 10 corridas están dentro del rango de la carta de control y el Instrumentista no le hizo ningún cambio en los componentes internos del medidor, este debe continuar con la misma carta de control.

✓	Si el Instrumentista le hizo cambios al medidor, realice un mínimo de 25 corridas para una nueva carta de control, aunque la totalidad de las corridas estén dentro del rango.

✓	De común acuerdo con el Inspector y siguiendo los criterios de la Norma API-MPMS Capítulos 4.8, 5.3, 13.1 y 13.2 el Operador aceptará el nuevo Factor. Cada vez que se vaya a introducir un nuevo Factor en el sistema, aplicable a una transferencia de custodia, el Operador debe informar al Inspector, para que esté se encuentre presente en la prueba de medidor que generará el nuevo factor.

✓	Para oficializar el factor se debe nombran un representante responsable por el buen funcionamiento de los sistemas de medición de cantidad y calidad (jefe de la estación y/o planta) y un representante por cada uno de los Consignatarios y/o Asociado y/o cliente para que este presente en cada vez que se realice un ajuste al factor del medidor.

7.	REGISTROS

Son los formatos que soportan cada uno de los procesos de medición dinámica entre ellos esta:

✓	Verificación de corridas de calibración de los medidores.

✓	Carta de control estadístico de los factores del medidor.

✓	Actas para la oficialización del factor

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8.	CONTINGENCIAS. No Aplica

9.	BIBLIOGRAFIA

DIRECCIÓN DE DESARROLLO. Política Y Procedimiento Para El Sistema De Gestión De La Normativa De Ecopetrol S.A. ECP-DDS-D-01. Versión 1. Colombia, 2004

AMERICAN PETROLEUM INSTITUTE. Manual of Petroleum Measurement Standards. Washington- Estados Unidos de Norteamerica: Chapter 5: metering, section 1 general consideration for measurement by meters, section 2 measurements of liquid hydrocarbons by displacement meters, section 3 measurement of liquid hydrocarbons by turbine meters, section 4 accessory equipment for liquid meters, section 5 fidelity and security of flow measurement pulsed – data transmission systems. API MPMS Capitulo 5 Sección 6 “Measurement of Liquid Hydrocarbons by Coriolis Meters”. Capítulo 5 Sección 8 “Measurement of liquid Hydrocarbons by Ultrasonic for Meters Using Transit Time Technology”. Chapter 12: calculation of petroleum quantities, section 2 “Calculation of Petroleum Quantities using Dynamic Measurement Methods and Volumetric Correction Factors, Part 1 Introduction”.

VICEPRESIDENCIA DE TRANSPORTE. Manual de Medición VIT. Version 1.0.VIT-M-002-03, Bogotá, 1999.

DIPLOMADO EN MEDICIÓN DE HIDROCARBUROS, UIS, 2007.

10.	ANEXOS

No	TITULO
1.	Tabla de Comparación de Medidores

Para mayor información sobre esta directriz y el Manual de Medición de Hidrocarburos, dirigirse a:

EDUARDO MOTTA RUEDA	RODRIGO SATIZABAL
Líder Corporativo de Medición GPS-VSM.	Gerente PCM, GPS-VSM

RESPONSABLE	RODRIGO SATIZABAL
Gerente PCM, GPS-VSM.

REVISÓ

	PABLO MOTTA CANDELA	SERGIO HERRERA ESTEVEZ
	Gerente de Planeación Y Suministro – VSM	Líder Grupo Apoyo Legal VSM

APROBÓ	CAMILO MARULANDA
Vicepresidente de Suministro y Mercadeo - VSM

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ANEXO 1

TABLA DE COMPARACIÓN DE MEDIDORES

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Notas:

1. Líquidos con vapores o gas.

2. El número de Reynolds (Rd) es una canditad adimensional que indica las condiciones de flujo en una línea dada (ver Perfiles de Flujo en las Memorias). Este número ha sido desarrollado para fluidos Newtonianos. A fluidos Newtonianos se tiene un relación constante de: shear stress/shear rate. Si esta relación no es constante, entonces se considera como fluido no Newtoniano. En la mayoría de los casos, los fluidos no Neutorianos son fluidos en en la región de flujo laminar. Los datos para la medición de flujo para fluidos no Newtonianos casi no existen, por ello, en tales casos, la medición de flujo de los equipos depende de las correcciones por Rd, tales como en los medidores magnéticos (debido a que la salida del medidor magnético es básicamente el promedio del perfil del flujo).

3. Donde la viscosidad varía con la relación de shear.

4. Diámetros de tubería aguas arriba y aguas abajo.

5. La precisión es medida en % de la relación de flujo o en % de la escala completa; el % de la relación de flujo, mide flujos bajos con la misma precisión de los flujos altos. El % de la escala completa tiene diferentes precisiones en la medida, es decir, un +/- 1% de la escala completa de error = +/- 5% de error al 20% de la rata de flujo.

6. Incluye los costos de compra, instalación, operación y mantenimiento. Además, el costo también depende del tamaño, los materiales y los requerimientos de la aplicación pero aquí se reflejan las condiciones promedio solamente.

7. * = algunas veces, es decir, no está claro si sí o no y es adecuado sólo bajo ciertas condiciones. Consultar con los fabricantes.

8. Para diámetros menores o iguales a 1", usar platina de orificio integral.

9. Este Rd puede algunas veces alcanzar 500.000. Sin embargo, para orificios con entrada cónica, el mínimo número de Reynosls deberá ser menor de 5.000.

10. Dependiendo de las capacidades del elemento secundario.

11. Dependiendo de de las pérdidas de presión.

12. Bueno para usar sólo en bajas concentraciones de fase gas/vapor.

13. El rango de velocidad deberá ser alrededor de 1 a 3 ft/s (0,3 a 10 m/s) y más típicamente alrededor de 6 a 12 ft/s (2 a 4m/s), para velocidad abrasiva de fluidos, la velocidad deberá ser menor de 9 ft/s (3 m/s) para minimizar daños en la línea.

14. Para una mayor precisión se requieren 10 diámetros arriba y 6 abajo.

15. Algunas unidades pueden alcanzar rangeabilidad de 100:1.

16. Limitado para servicios de gas y vapor (operando a muy altas presiones) pero típicamente no es usado para ello.

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17. Rango de Temperatura: -Para tipo inserción, 390 °F (200 °C) máx. -Par tubo capilar, 12°F (50°C) máx.

Rango de presión: -Para tipo inserción, 1500 psig (10 MPag) máx.

-Para tubo capilar, 140 psig (1 MPag) máx.

Requerimientos de tubería recta: -Para tipo inserción, 10 diámetros aguas arriba y 0 aguas abajo.

-Para tipo capilar, nada arriga, 0 abajo.

Rangueabilidad: -Para tipo inserción, 10:1

-Para tipo capilar, 30:1

18. Cuando el número de Reynols es mayor que 10.000.

19. Algunas unidades alcanzan rangueabilidad de 100:1*, proporcional a la cabeza hasta 3/2 de la potencia para la rectangular.

20. La precisión depende del tipo de medidor: por ejemplo,

Pistón rotatorio, +1- 0.55%, Veleta rotatoria, +/- 0.2%

Pistón reciprocante, +/- 0.55%, Disco neumático, +/- 2%

Piñón ovalado, +/- 0.25%

21. Se pueden requerir 45 diámetros aguas arriba para dos codos en planos diferentes .

22. Temperaturas tan bajas como -330°F (-200°C) pueden ser alcanzadas con unidad especial. El límite de temperatura básicamente depende del cristal transductor.

23. Obviamente, el tipo de gancho depende de la clasificación de la tubería.

24. La no linealidad es como sigue:

-Proporcional a la cabeza hasta los 3/2 de la potencia para vertederos rectangulares, trapezoidales y de canal Parshall.

-Proporcional a la cabeza hasta 5/2 de la potencia para vertederos de recorte en "V".

25. Depende del desempeño del medidor de nivel.

26. Se obtienen mejores precisiones con flujo turbulento.

MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPITULO 6 - SISTEMAS DE MEDICIÓN DINÁMICOS EN OLEODUCTOS Y POLIDUCTOS
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-06	Fecha aprobación: 01/04/2010	Versión: 01

TABLA DE CONTENIDO

		Pág.

1.	OBJETIVO	2
2.	GLOSARIO	2
3.	CONDICIONES GENERALES	2
4.	DESARROLLO	2
4.1	DISEÑO DE UN SISTEMA DE MEDICIÓN	2
4.2	SELECCIÓN DEL MEDIDOR	3
4.3	TAMAÑO DE LOS MEDIDORES	5
4.4	OPERACIÓN DE UNA ESTACIÓN DE MEDICIÓN	9
4.5	UNIDADES LACT	10
4.6	REGISTROS	13
5.	CONTINGENCIAS	14

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPITULO 6 - SISTEMAS DE MEDICIÓN DINÁMICOS EN OLEODUCTOS Y POLIDUCTOS
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-06	Fecha aprobación: 01/04/2010	Versión: 01

1.	OBJETIVO

Proporcionar los criterios claves para seleccionar el tipo y tamaño de los sistemas de medición para oleoductos y poliductos, al igual que mencionar las ventajas y/o desventajas de los métodos de calibración de medidores incluye las unidades LACT para transferencia de custodia y fiscalización de productos líquidos de la cadena de suministro; que permitan obtener los mejores resultados de un sistema de medición, de acuerdo a las recomendaciones de las normas internacionales.

2.	GLOSARIO

Para una mayor comprensión de este documento consulte el documento ECP-VSM-M-001 “Manual de Medición de Hidrocarburos y Biocombustibles  – Capítulo 1 Condiciones Generales y Vocabulario”, numeral 2 Glosario.

3.	CONDICIONES GENERALES

Las características principales para realizar la mejor selección de un sistema de medición asociada a un oleoducto, según lo menciona el API MPMS – Capitulo 6.6 “Pipeline Metering Systems” son:

a.	La operación contínua del sistema asociada a la relación costo-beneficio.

b.	La capacidad del sistema, la cual permite la posibilidad de manejar amplias gamas de volúmenes y caudales de flujo.

c.	La necesidad de una operación eficiente y una medición exacta en la salida del sistema

d.	Las ventajas de la medición dinámica sobre la medición estática descritas en el API MPMS – Capítulo 5.1 “General Considerations for Measurement by Meters”.

En este Capítulo únicamente se consideran hidrocarburos líquidos (crudos, condensados, productos refinados, biocombustibles y mezclas de hidrocarburos) y por ende no se incluyen fluidos en dos fases.

Para aplicaciones particulares en instalación de equipos de medición para hidrocarburos de alta presión de vapor, tales como mezclas de etano-propano, propileno o similares; este capítulo puede servir de guía, sin embargo, se debe consultar el API MPMS – Capítulo 14 “Natural Gas Fluids Measurement” para temas relacionados con la medición de gas natural, los procedimientos corporativos para la medición de cantidad y calidad de gas natural y en el caso de tanques presurizados, se deben consultar los procedimientos corporativos para la medición de tanques presurizados y GLP.

4.	DESARROLLO

La información que se da en este capítulo puede ser aplicada a los siguientes sistemas:

a.	Sistemas de facilidades de recolección y tratamiento de crudo en actividades de producción.

b.	Sistemas de medición en estaciones de oleoductos, poliductos y propanoductos para monitoreo, control operativo y transferencia de custodia.

4.1	DISEÑO DE UN SISTEMA DE MEDICIÓN

Un sistema de medición de cantidad y calidad para transferencia de custodia es un conjunto de equipos e instrumentación asociada, formado por dos o más brazos de medición. Cuando se diseña un sistema de medición para oleoductos, el objetivo es obtener la mejor exactitud de la medición para transferir en custodia, independiente de la cantidad de producto. La exactitud de la medición de un sistema depende de los medidores, probadores, válvulas y otros equipos seleccionados para el sistema de medición.

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El costo del mantenimiento preventivo para los medidores de desplazamiento positivo puede ser significativo cuando se manejen líquidos con lubricación muy baja o de características abrasivas, comparativamente el costo de mantenimiento preventivo de los medidores tipo turbina es frecuentemente bajo. El costo de mantenimiento preventivo de los medidores tipo coriolis y ultrasónicos es relativamente bajo por no tener partes internas móviles. El hecho de garantizar la contrapresión a los sistemas que lo requieran incrementa los costos por consumo de energía.

Otras consideraciones para el diseño del sistema de medición son: expansiones futuras, actualización tecnológica, accesibilidad a los equipos para mantenimiento, verificación de la exactitud y aseguramiento metrológico. Se deben consultar los Capítulos 4, 5, 7, 8, 9 y 21 de este Manual para un conocimiento mayor de los requisitos de equipo e instrumentación asociada.

4.2	SELECCIÓN DEL MEDIDOR

En general, los medidores tipo turbina se prefieren para altas tasas de flujo y aplicaciones de baja viscosidad, igualmente en aplicaciones de presiones altas, el costo de capital e instalación puede ser menor con este tipo de medidores. De cualquier modo se debe tener en cuenta la viscosidad, el contenido de cera o la presencia de materiales fibrosos que pueden limitar el uso de las turbinas. Cuando se evalúen los méritos relativos a los medidores, se deben considerar los costos asociados al mantenimiento preventivo y/o correctivo y a su operación.

Antes de seleccionar un medidor, se deberá conocer o tener un buen estimado de lo siguiente:

a.	Los rangos de las características físicas y químicas del líquido a ser medido:

1)	Viscosidad, lubricidad y punto de fluidez.

2)	Densidad (gravedad API).

3)	Propiedades corrosivas, abrasivas o de lubricidad del producto medido,

4)	Presencia de fibras, parafinas u otros materiales extraños.

5)	Presión de vapor.

b.	El rango de ratas de flujo y de la presión de operación, al igual que la máxima caída de presión permisible a través del sistema de medición.

c.	El rango esperado de la temperatura de operación del líquido y la temperatura ambiente.

d.	La duración de operación (continua, intermitente)

e.	La localización, el espacio disponible, y el tipo de control (local o remoto, atendido o no) requerido para el sistema de medición

f.	Incertidumbre total requerida en el sistema y los acuerdos comerciales de porcentaje de exactitud requerido.

g.	Pruebas realizadas por el fabricante y/o dentro de la empresa con dicho medidor y tipo de producto.

h.	Tipo de probador requerido y frecuencias de calibración.

i.	Costos de mantenimiento y disponibilidad en sitio.

j.	Listado de marcas aprobadas (“Vendor List”) de Ecopetrol S.A.

Los criterios para la selección del medidor se dan en el Capítulo 5 del MMH.

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4.2.1	Viscosidad

La linealidad de un medidor de desplazamiento positivo mejora con el incremento de la viscosidad del líquido. Los medidores tipo turbina generalmente se desempeñan mejor con productos refinados de baja viscosidad. Los medidores tipo coriolis y ultrasónicos operan en un rango más amplio de viscosidades, cubriendo las limitaciones de los medidores turbina y desplazamiento positivo debido a que esta variable no afecta considerablemente su desempeño.

4.2.2	Densidad

El rendimiento de los medidores de desplazamiento positivo, coriolis y ultrasónicos generalmente no se ven afectados por la densidad del líquido que va a ser medido. Esta variable afecta la linealidad de las turbinas. En general, el rango de flujo normal de un medidor de turbina cambia a rangos de flujo más amplios cuando la densidad disminuye. Sin embargo, para líquidos con altas densidades, la caída de presión a través del medidor aumenta más rápidamente a medida que la tasa de flujo aumenta.

4.2.3	Corrosivos, abrasivos y materiales extraños

Los sólidos abrasivos, químicos ácidos o alcalinos, aditivos DRA y algunas sales son sustancias extrañas que se pueden encontrar o adicionar al petróleo o sus derivados y pueden dañar un medidor o afectar su funcionamiento. En aplicaciones que requieran el uso de medidores de desplazamiento positivo para medir líquidos que contengan abrasivos o materiales corrosivos, se deberá consultar al fabricante acerca de los materiales a utilizar para la construcción del medidor.

En general, una cantidad limitada de abrasivos finos y contaminantes corrosivos tienen menos efectos nocivos en la vida útil y operación de un medidor tipo turbina, los contaminantes corrosivos no afectan en ningún grado notable a estos medidores cuando son fabricados en acero inoxidable o materiales especiales. En cambio, los medidores de desplazamiento positivo son más afectados por abrasivos finos. Los materiales fibrosos y parafínicos, que están presentes en crudos, tienen efectos mínimos sobre los medidores de desplazamiento positivo. Los medidores de flujo ultrasónicos no se ven afectados por elementos corrosivos, abrasivos y materiales extraños.

4.2.4	Presión de Vapor

La presión de vapor del líquido a ser medido es un factor importante para determinar el rango de presión de operación de los medidores. Se debe garantizar que la presión de operación para todo tipo de medidor sea mayor a la presión de vapor del líquido a ser medido, por lo tanto se debe seleccionar el tipo de válvulas de control necesarias para garantizar una fase líquida y exactitud de la medida.

4.2.5	Rango de flujo

La selección de los medidores debe tener en cuenta las capacidades mínimas y máximas de la tasa flujo en las que se operará el sistema de medición. Los medidores se deberán linealizar en los rangos de flujo requeridos por la operación. En todo caso se deberá tener en cuenta las recomendaciones del fabricante para determinar los valores mínimo y máximo en los cuales el medidor ofrece la mejor precisión.

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4.2.6	Temperatura

Generalmente cuando los cambios de temperatura ambiente son moderados, no es necesario considerar este parámetro en la selección del medidor. Sí se presentan cambios considerables de temperatura en el producto que afecten las condiciones de fluidez se debe consultar con el fabricante del medidor para su selección. Adicionalmente, el manejo de hidrocarburos calientes o fríos puede requerir: material aislante, cintas de calefacción o ambos en el múltiple del medidor y secciones expuestas del tanque o línea que alimentan al medidor.

Se recomienda proteger el sistema de medición, prueba y calidad (probador, contadores e instrumentación secundaria y terciaria) instalando cubiertas para minimizar los efectos del medio ambiente. Estas precauciones son más críticas cuando es usado equipo electrónico.

Cambios en la temperatura de un hidrocarburo líquido causan cambios en su viscosidad. Estos cambios resultan en variaciones del factor del medidor y posibles variaciones en los rangos de operación normal. Esta recomendación final aplica para todos los tipos de medidores.

4.2.7	Servicio continuo o intermitente

Todos los sistemas de medición diseñados para operación de transferencia en custodia deben contar al menos con un brazo de medición de respaldo. Cuando el sistema de medición sea para control operacional, se debe evaluar la necesidad de la medición de respaldo, principalmente dependiendo del factor de servicio del sistema.

4.3	TAMAÑO DE LOS MEDIDORES

En el diseño de nuevos sistemas de medición se considera que la instalación de un banco de medidores en paralelo permite mayor flexibilidad y reducción de costos debido a que implica instalar un probador de menor tamaño. Si existe ya un probador en uso, los nuevos medidores seleccionados deben ser compatibles con el probador existente.

Para el dimensionamiento y selección de los medidores aprobados por el API MPMS para transferencia de custodia y/o control operacional, refiérase al Capítulo 5 del MMH.

4.3.1	Instrumentación y accesorios

Las características de los instrumentos y equipos accesorios para los sistemas de medición de cantidad y calidad son determinadas en los Capítulos 4, 5, 7, 8, 9 y 21 del MMH. Los accesorios ampliamente usados en estaciones de medición para oleoductos incluyen aquellos descritos a continuación.

4.3.1.1	Filtros

Todos los sistemas de medición para transferencia de custodia deben contar con filtros, independientemente del tipo de medidor y se deberá utilizar el tamaño de la malla recomendado por el fabricante.

Los medidores se pueden proteger individualmente o en grupo, para lo cual la clave está en el sitio de localización de los filtros. Con los medidores de desplazamiento positivo y coriolis, los filtros pueden ser instalados inmediatamente aguas arriba del medidor. Con los medidores tipo turbina el problema de remolinos en el líquido tiene que considerarse, es por ello que en una estación de medición con turbinas se debe usar un enderezador y filtro aguas arriba del medidor.

Una malla muy fina en el filtro puede generar un incremento acelerado de residuos ocasionando una alta caída de presión a través que podría traducirse en la ruptura de la canasta o la vaporización del líquido afectando la precisión de la medición. Por lo tanto es altamente deseable monitorear la presión diferencia a través de la canasta del filtro mediante un indicador con alarma y/o un transmisor de presión diferencial conectado a un sistema de supervisión y/o control.

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4.3.1.2	Separadores y monitores de agua

Los separadores de crudo, agua y gas son generalmente equipos de proceso utilizados en facilidades de recolección y producción de crudo destinados para el uso de sistemas de recolección de crudos. Estos separadores tienen como objetivo mantener dentro de especificación el porcentaje de agua en el crudo que se sale de las facilidades de producción e igualmente realizar separaciones de las diferentes corrientes antes de su medición. Existen también separadores en los sistemas de producción de refinados que deben cumplir especificaciones de calidad por contenido de agua, por ejemplo, la separación del agua es crítica en los combustibles de aviación.

Los monitores de agua en el aceite son usados en las estaciones de medición de los oleoductos como guía del control de la calidad del producto manejado o cuando se desea evitar la entrada de producto con alto contenido de agua dentro del sistema, pero no son utilizados para la liquidación volumétrica. El contenido de agua y sedimentos en crudos se determina por análisis de laboratorio de acuerdo a normas ASTM que deban aplicarse tales como son ASTM D4377 (Karl Fisher), ASTM D4006 (agua por destilación), ASTM D473 (sedimentos por extracción y API MPMS Capitulo 10 Agua y sedimentos por centrifugado); en refinados la medición de agua libre se realiza por medición directa en tanque.

Para determinar el volumen neto del producto medido, una vez el contenido de agua ha sido determinado por análisis de laboratorio, este factor es introducido manualmente al computador de flujo o utilizado dentro del algoritmo de cálculo manual del volumen neto.

4.3.1.3	Válvulas de contrapresión (Back-Pressure)

Si la presión de la línea aguas abajo del medidor es insuficiente para evitar la vaporización del hidrocarburo durante cualquier condición de la operación, se deberá instalar una válvula de contrapresión en el sistema para garantizar una medición correcta. Según lo anotado en el capítulo 5 del MMH, la mínima contrapresión deberá calcularse así:

Donde:

Para determinar el punto de ajuste en el cual se calibra la válvula de contrapresión de deberán registro periódicos de la presión de vapor del producto medido.

Los medidores tipo turbina generalmente requieren más contrapresión que los medidores de desplazamiento positivo y coriolis, debido a que el camino que toma el flujo en los medidores tipo turbina generan aceleración de la velocidad y reducción en la presión estática lo que podría causar vaporización, emisión de gas y la cavitación subsiguiente. Aunque la contrapresión es un requerimiento crítico para la medición, una excesiva contrapresión resulta en costos excesivos de energía.

Las válvulas de contrapresión deberán tener diseños tipo “fail-safe”. Por lo tanto en caso de falla deben mantener la última posición o en su defecto abrir (FO) siempre y cuando no se supere la máxima capacidad del medidor y tener asegurado el aire para operar. Igualmente, deberá oponerse al flujo (cerrar) cuando la presión del líquido en el sistema se disminuye y abrir cuando la presión del líquido aumenta. Una válvula de control de flujo puede realizar doble función (controlar el flujo y la contrapresión) al mismo tiempo, cuando está ubicada aguas abajo del medidor.

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4.3.1.4	Válvulas de control de flujo

Si la tasa de flujo necesita estar limitada para pasar a través de cada uno de los brazos de un sistema de medición en arreglo de banco de medidores, es necesario incluir en los diseños válvulas de control de flujo automáticas o manuales, las cuales deben ser instaladas aguas abajo del medidor para que no afecte la medición. Sin embargo, tales arreglos pueden implicar que la presión alrededor del múltiple del medidor se aumente incrementando costos de los equipos y accesorios. La válvula de control debe estar instalada a una distancia tal que la turbulencia producida no afecte el desempeño del medidor.

4.3.1.5	Eliminadores de aire

Los removedores, eliminadores de aire o desaireadores deben ser instalados aguas arriba del medidor, para prevenir que aire o vapores puedan entrar al medidor y afectar la precisión de la medición. En algunas instalaciones, la entrada de aire puede ser prevenida de forma más práctica por sistemas automáticos para eliminación de aire.

Si es posible, en los sistemas de medición se puede instalar una o más válvulas de venteo en los puntos altos del múltiple. Por precaución se debe eliminar el aire después de realizar labores de mantenimiento o drenaje de la línea.

4.3.1.6	Acondicionadores de flujo

Los sistemas de medición de oleoductos que usan medidores de inferencia, deben tener una sección de acondicionamiento de flujo y placas orientadoras que sean instaladas aguas arriba y una sección de tubería recta de restablecimiento instalada aguas abajo de cada medidor. Ver Capítulo 5 del MMH para una descripción más completa de la disposición y los detalles de los efectos de los remolinos en la línea.

4.3.1.7	Contadores locales para medidores de desplazamiento positivo

Son dispositivos mecánicos que cuentan con contadores acumuladores no-reseteables y contadores reseteables, que registran datos completos, en unidades enteras, ya sea de la totalidad del volumen que ha pasado por el medidor o para el registro temporal de los volúmenes de un bache. El contador reseteable, puede ser usado con probadores tipo tanque para la calibración del medidor.

4.3.1.8	Contadores electrónicos para medidores.

Son dispositivos electrónicos opcionales no-reseteables que pueden ser conectados en campo para registrar localmente el producto que pasa por los medidores. Generalmente son conectados a un contador totalizador no reseteable, registrando en unidades enteras e indicando la medida de la cantidad de líquido que pasa a través del medidor.

4.3.1.9	Impresores de tiquetes

Los impresores mecánicos y eléctricos fueron los dos tipos más usados en el pasado; sin embargo, con el empleo de los computadores de flujo y de sus impresoras asociadas, estos equipos fueron desplazados.

4.3.2	Muestreo

Los movimientos de productos a través de los oleoductos o poliductos son medidos en baches o lotes, que pueden diferir apreciablemente en las propiedades del líquido (viscosidad y densidad), las interfaces en la línea deben ser muestreadas con el fin de segregar baches para las pruebas del medidor y para asignar el factor del medidor que se debe aplicar a cada bache. Otros aspectos del muestreo (por ejemplo, determinación de la calidad del crudo) que requieren muestras representativas tomadas por técnicas de muestreo proporcional, se presentan en el Capítulo 8 de este Manual.

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4.3.3	Probadores

Una estación de medición para transferencia de custodia deberá tener preferiblemente un probador fijo o dedicado; en su defecto, deben ser previstas conexiones para un probador portátil, o un medidor patrón.

Para mayores detalles de diseño y selección de los probadores consultar el Capítulo 4 de este Manual y el Estándar de Ingeniería para la Medición Dinámica de Cantidad y Calidad de Hidrocarburos Líquidos de Ecopetrol S.A.

4.3.3.1	Tanque probador

Normalmente no es utilizado para aplicaciones de oleoductos y poliductos no es utilizado, en razón a que para altas tasas de flujo el tanque tendría que ser muy grande, lo cual resulta poco práctico, más aún cuando es necesario suspender la operación de los ductos mientras se hacen las pruebas de calibración. No se usa en aplicaciones con productos que poseen altas presiones de vapor debido a las perdidas por evaporación generadas en al tanque abierto durante la operación de calibración ni en productos con alta viscosidad debido a los problemas asociados al drenaje de la superficie interna del tanque durante las corridas de calibración. Su uso más común es para calibración de medidores en sistemas de llenado y descargue de carrotanques y en la calibración de probadores convencionales y compactos.

4.3.3.2	Probador de tubería convencional

Los probadores convencionales en línea son fácilmente adaptables a la automatización y control remoto, su operación es rápida, fácil y reproducible, ya sea el probador fijo o portátil. Los probadores convencionales en línea son relativamente costosos.

4.3.3.3	Medidor maestro de prueba

Es usado cuando otros métodos de calibración no son prácticos. Algunas veces es utilizado como respaldo de otros sistemas probadores y con cambios pequeños en el múltiple de la estación puede ser aplicado a algunas estaciones existentes. Un medidor maestro puede ser usado en conjunto con probadores móviles en línea o probadores tipo tanque para calibrar medidores de alguna estación. Los medidores usados como probadores maestros deberán ser de tipo turbina o desplazamiento positivo.

4.3.3.4	Probadores de volumen pequeño

Los probadores de volumen pequeño comparten las mismas ventajas de los probadores convencionales en línea, y por ser pequeños, se adaptan bien a aplicaciones portátiles. Su costo para una aplicación similar a la de un probador convencional es más alto.

4.3.4	Configuraciones típicas de estaciones de medición para oleoductos o poliductos

Existen dos configuraciones o arquitecturas para la operación de brazos de sistemas de medición, independientemente del medidor aprobado para transferencia de custodia que se utilice, a saber:

a)	Un medidor en línea midiendo todo el flujo y otro en paralelo como reserva (“stand-by”), o

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b)	Banco de medidores en paralelo, donde un número de ellos tiene la capacidad para medir el flujo total a través del sistema, manteniendo uno ó dos como reserva, dependiendo del número total de medidores del sistema.

4.4	OPERACIÓN DE UNA ESTACIÓN DE MEDICIÓN

El operador de una estación de medición para oleoductos, debe saber el tipo de líquidos que maneja, el tipo y tamaño de los medidores, los sistemas de prueba y el rango de valores de las principales variables (rata de flujo, viscosidad, temperatura, presión y densidad) del producto medido. Igualmente, deberá conocer las partes del Capítulo 5 de este Manual que tratan acerca del desempeño del medidor, su operación y mantenimiento.

4.4.1	Desempeño del medidor

Característica cualitativa que representa el comportamiento del medidor en el tiempo, utilizando las cartas de control y los parámetros de proceso que afectan el factor del medidor (MF) así:

a)	Linealidad: para diferentes tasas de flujo y diferentes gravedades API, se debe disponer de la carta de control de MF Vs la tasa de flujo/gravedad API. La utilidad de la curva está en la facilidad de mostrar cómo el factor del medidor puede cambiar cuando se dan cambios en la rata de flujo. Curvas individuales deben hacerse por cada producto o tipo de crudo.

b)	Repetibilidad: para diferentes tasas de flujo y diferentes gravedades API, se tiene una carta de control de MF vs mes en que se evalúa.

Cuando las propiedades del líquido cambian significativamente (por ejemplo, cuando un nuevo bache o lote va a ser medido), se debe calcular un nuevo factor del medidor. Igualmente según se observen cambios en la temperatura de bombeo vs las de las condiciones de calibración, se debe realizar una corrida de verificación y evaluar el MF obtenido vs la carta de control de operación. Después de realizar mantenimiento, cambio de internos, arranques y paradas debe tenerse en consideración una nueva carta de control. La presentación más común del desempeño del medidor es la gráfica del factor del medidor versus la tasa de flujo que se establece en condiciones de operación.

Si se requiere máxima exactitud, el medidor debe calibrarse frecuentemente.

4.4.1.1	Volumen neto estándar

La medición de transferencia de custodia de hidrocarburos líquidos es realizada para obtener una cantidad que es tomada como base para transacciones comerciales. Esta cantidad es comúnmente expresada como volumen neto estándar. Los volúmenes netos estándar son el producto de multiplicar el volumen indicado por el medidor por el factor del medidor, por el CTL, el CPL y el CSW (para crudos) corrigiendo en tiempo real los efectos de temperatura, presión y densidad medidos a condiciones de operación para llevarlos a condiciones estándar (60 °F y 0 psig). El procedimiento detallado para calcular estos valores está descrito en el Capítulo 12 de este Manual.

Los medidores de flujo másico se pueden configurar para medir volumen ó para medir directamente la masa. Para la configuración en volumen, el medidor usa la masa medida y la densidad medida a condiciones estándar y matemáticamente convierte estos valores a volumen. A partir de este dato, aplica los conceptos antes mencionados.

4.4.1.2	Sistemas de prueba

Referirse a los Capítulos 4 y 5 de este Manual para obtener guías generales sobre los sistemas de prueba de los medidores. En un sistema de medición instalado en un oleoducto, se debe dar especial atención al proceso de prueba de los medidores cada vez que hay un cambio en el producto que fluye por el patín de medición. Otras consideraciones pueden incluir cambios en la tasa de flujo, temperatura o presión que puedan originar cambios medibles en el factor del medidor.

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4.4.1.3	Cartas de control del medidor

Otra manera de graficar el rendimiento de un medidor, es por medio de una carta de control del factor del medidor para cada producto o tipo de crudo (ver Capítulo 13 de este Manual). La carta de control es esencialmente una gráfica del factor contra el tiempo, o sea un registró gráfico de los factores del medidor durante períodos de meses o años. Puesto que las cartas de control muestran límites válidos para las distribuciones aleatorias de los valores correspondientes a los factores del medidor, ellas se pueden utilizar como medio para determinar si el medidor está bajo control; vale la pena aclarar, que en los reportes de las corridas de calibración para establecer un factor del medidor que pueda registrarse en la carta de control histórica, se debe cumplir con la repetibilidad establecida en la Tabla A1, del API MPMS Capítulo 4.8.

Preferiblemente un sistema de administración del mantenimiento debe llevar las estadísticas de las intervenciones de los equipos y accesorios de medición. Para casos puntuales, se debe llevar una bitácora para el registro del mantenimiento preventivo y correctivo, la cual debe ser manejada en la estación de medición para cada medidor; de tal manera que los costos y el desempeño puedan ser comparados en el tiempo. En la respectiva carta de control se deben anotar las observaciones correspondientes.

4.5	UNIDADES LACT

El API MPMS define al sistema LACT (Lease Automatic Custody Transfer o Transferencia de Custodia Automática Arrendada) como un arreglo no atendido de equipos y componentes montados sobre un patín y diseñado para medir de manera precisa tanto la cantidad como la calidad de crudo transferido desde las facilidades de producción hasta una estación de almacenamiento o transporte.

Las unidades LACT incluyen un medidor volumétrico, un sistema probador (fijo o portátil), dispositivos para determinar temperatura y presión, para muestreo de líquidos y un medio para asegurar el cumplimiento con las especificaciones pactadas (unidad de rechazo).

El campo de aplicación es la medición sin asistencia y automática de crudos producidos y transferidos a otro sistema en una operación programada o no programada.

4.5.1	Diseño de una unidad LACT

Los factores que afectan el diseño de una unidad LACT son:

•	Las características del líquido determinarán el tipo de medidores, muestreadores y recipientes para almacenamiento de la muestra, material de tubería de procesos y bridas a utilizar. El hidrocarburo deberá estar estabilizado para garantizar su posterior transporte y almacenamiento sin generar pérdidas anormales por evaporación.

•	La tasa de flujo determina el tamaño de la tubería, el medidor y demás componentes.

•	La tubería debe estar diseñada para suministrar la mínima caída de presión a través de la unidad LACT. Esto se logra limitando la velocidad máxima del fluido en la unidad LACT de 12-14 pies por segundo. Tomando como velocidad mínima de 3 pies por segundo, la cual se debe mantener para la operación adecuada de mezclador estático en línea.

•	La viscosidad de los fluidos se debe tener en cuenta al momento de la selección del tipo del medidor a utilizar en la unidad LACT (ver MMH Capítulo 5).

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•	La temperatura del fluido medido determinará los componentes especiales en la unidad LACT, si la temperatura es alta, se necesitan sellos especiales para la mayoría de los componentes tales como muestreadores, medidores, bombas entre otros. Si la temperatura es baja, es posible que se requieran materiales de aleaciones especiales para componentes y tubería.

•	La presión del líquido en la unidad determinará el espesor de la pared de la tubería y la clase ANSI de las bridas.

•	La localización de la unidad determina la utilización de recubrimientos térmicos y de protección así como el aislamiento y la ubicación del equipo en un lugar cubierto.

4.5.2	Componentes de una unidad LACT

COMPONENTE	DESCRIPCIÓN
Utilizando varios medidores pequeños en lugar de un medidor grande se reduce el tamaño del probador. Una ventaja adicional es que si un tren de medición falla, solamente se pierde un pequeño porcentaje de la capacidad de medición. Tipos de medidores usados:
Medidores	• Desplazamiento positivo
• Medidores de turbina
• Medidores de flujo tipo turbina helicoidal
• Medidores Coriolis
• Medidores Ultrasónicos
Los filtros utilizados en las unidades LACT generalmente son de tipo canasta en línea, deben equiparse con:
• Tapas de apertura rápida
Filtros	• Transmisores, indicadores y/o interruptores de presión diferencial.
• Eliminador de aire en la parte superior de la tapa.
• Válvulas y líneas de drenaje.
Conexiones del Probador	Todas las unidades LACT incluyen conexiones para alinear el probador con los medidores para el proceso de calibración. Cuando hay más de una unidad LACT conectada a un probador común, todas las válvulas para alinear las unidades al sistema probador deben ser del tipo doble bloqueo y purga.
Permiten un fácil mantenimiento de los componentes de la unidad LACT. La brida se debe seleccionar de acuerdo la presión de trabajo según la especificación ANSI B16.5. Se enumeran a continuación los diferentes rangos de presión para las bridas.
Bridas	Este máximo de presión es para bridas nuevas, en CS:
Brida ANSI 150# 285 PSI @100°F y 170 PSI @ 500°F
Brida ANSI 300# 740 PSI @100°F y 270 PSI @ 850°F
Brida ANSI 600# 1,480 PSI @100°F y 535 PSI @ 850°F
Desaireadores	Remueven la fase gaseosa de los líquidos, para prevenir medición errónea y daños en el medidor.
Mezcladores para homogenizar el fluido	Se deben colocar antes del muestreador para obtener una mezcla uniforme del líquido en la línea. La velocidad de flujo a través del mezclador debe cumplir con lo dispuesto en el Capítulo 8.2 del API MPMS, Tabla 1.
Sistemas de muestreo	Conformado por sondas y equipo para tomar muestras de la línea y recipientes de almacenamiento hasta que esta pueda ser llevadas al laboratorio. Al finalizar el bache o el período de corte (día o semana), se retira la muestra para su análisis y se prepara el sistema para un nuevo muestreo.

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COMPONENTE	DESCRIPCIÓN
Monitor de agua	Se debe instalar en un punto donde se garantice la homogeneidad del producto. Son utilizados como indicadores del contenido de agua en el aceite; cuando se detecta el agua por encima de un límite, la señal es enviada a un panel de control que desvía el fluido que está fuera de la especificación para un tratamiento posterior.
Medidor de densidad	Permite medir la densidad del fluido en tiempo real para el proceso de medición.
• Bloqueo y purga: se utiliza cuando es necesario verificar que no existe pase a través de una válvula cerrada. Se usa en la salida de cada brazo de medición, en el bypass del sistema de calibración (probador), en las conexiones a sistema probador cuando se tienen múltiples sistemas de medición, en los venteos y drenajes de equipos y líneas ubicados entre el medidor y el probador y en venteos y drenajes del probador.
• Desvío de tres vías: se utiliza para enviar el aceite de regreso al tanque si el corte de agua está fuera de especificaciones.
Válvulas	• Cheque: se utiliza en la salida de los brazos de la unidad, con el fin de asegurar que ninguna cantidad de fluido entre al sistema de medición en sentido inverso.
• Bloqueo: se usa cuando no es necesario verificar que el flujo ha sido suspendido. Las válvulas de los brazos se utilizan cuando estos se requieran sacar de servicio.
• Alivio térmico: se instala cuando existe posibilidad de sobrepresión por expansión térmica del producto que puede dañar componentes de la unidad entre dos puntos de cierre. No están diseñada para aliviar el flujo parcial o total de la LACT.
• Válvulas de contra-presión son instaladas después del medidor y del probador para mantener contra-presión sobre el líquido. Se debe utilizar la válvula de control de flujo como válvula de contra-presión cuando se manejan dos o más brazos de medición en paralelo.
Actuadores de válvulas	Pueden ser eléctricos, neumáticos, hidráulicos o manuales. Deben poseer indicadores de posición y en sistemas automáticos enviar señales al sistema de control para indicar la posición de la válvula.
Venteos	Son utilizados en los puntos más altos de la unidad y sobre los filtros para aliviar el aire y gas que puede llegar a atraparse en estos puntos. No reemplazan los desaireadores.
Patín de fabricación	Se utilizan patines de acero estructural para montar los componentes de LACT.
Deben ser suministrados con agarres para levantar o izar para permitir una fácil movilización del equipo.
estructural

De temperatura: deben estar instalados en termopozos que se extienden hasta la
Transmisores e	mitad del diámetro del tubo.
indicadores	De presión: deben instalarse con válvula de bloqueo que permita su revisión y calibración.
Clasificación de áreas	Determinan el tipo de encerramiento que debe cumplir cada equipo e instrumento, de
eléctricas	acuerdo con el API RP 500 o el Código Eléctrico Nacional.
Probador de	Existen diferentes tipos de probadores (ver Capitulo 4 “Sistemas probadores”),
medidores	generalmente son una parte integral de la unidad.
Panel de control de la	Puede estar montado sobre el patín (local) o colocado fuera del mismo en una área protegida (panel remoto). El panel de control contiene el computador de flujo, el PLC
Unidad LACT	que procesa las señales de control de la unidad LACT y equipo asociado.

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Figura 1 - Diagrama de flujo típico de una Unidad LACT con medidor de desplazamiento positivo o turbina.

4.5.3	Mantenimiento preventivo de la unidad LACT

•	Asegúrese que todos los instrumentos en la LACT y probador tengan certificado de calibración vigente.

•	Todos los instrumentos y equipos patrones deben contar con certificados de calibración vigentes.

•	Los medidores deben contar con sus respectivas cartas de control vigentes y para la calibración y aceptación de nuevos factores de los medidores remitirse a lo dispuesto en el Capítulo 13 del MMH.

•	Todos los equipos mecánicos, eléctricos, de instrumentación y control deben contar con un programa de mantenimiento soportado en una herramienta de control y cumplir con las frecuencias establecidas en la Tabla 1 del Capítulo 1 del MMH.

4.6	REGISTROS

Los registros que soportar el proceso de medición en una estación de medición o una unidad LACT son:

1)	Tiquetes de medición del producto transferido

2)	Reportes de las corridas de calibración de los medidores

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3)	Reportes de las corridas de verificación de los medidores

4)	Carta de control estadístico de los factores del medidor

5)	Registro histórico de los factores de los medidores

6)	Actas para la oficialización del factor

7)	Certificados de calibración de los equipos.

5.	CONTINGENCIAS

No aplica

Para mayor información sobre este Capítulo y en general del Manual de Medición de Hidrocarburos y Biocombustibles de Ecopetrol S.A, dirigirse a:
➢	Rodrigo Satizabal Ramírez Jefe del Departamento de Medición y Contabilización de Hidrocarburos VSM-GPS-PMC Ext.: 43390
➢	Mario Alberto Granada Cañas Profesional I Departamento de Medición y Contabilización de Hidrocarburos VSM-GPS-PMC Ext.: 50057
➢	Penélope Galeno Sáez Profesional III Departamento de Medición y Contabilización de Hidrocarburos VSM-GPS-PMC Ext.: 42080

RELACIÓN DE VERSIONES

Versión	Fecha	Cambios
00	26/02/2005	Emisión del documento
01	01/04/2010	Revisión del documento

Revisió	Aprobó

/s/ RODRIGO SATIZABAL RAMÍREZ
RODRIGO SATIZABAL RAMÍREZ
Jefe Departmento de Medición y Contabilización
de Hidrocarburos - VSM-GPS-PMC
/s/ CLAUDIA CASTELLANOS R
CLAUDIA CASTELLANOS
/s/ MARIO A. GRANADA CAÑAS	Vicepresidente de Suministro y Mercadeo – VSM
MARIO A. GRANADA CAÑAS
Profesional Medición VSM-GPS-PMC
En representación de líderes de medicion de VSM,
VIT, VPR, GRB, GRC e ICP quienes participaron en
su elaboración. Documento aprobado según acta
del Comité Táctico de Medición y Contabilización
No. 05 de 2009 - noviembre 30 y diciembre 01

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MANUAL DE MEDICIÓN DE

HIDROCARBUROS

CAPÍTULO 7

DETERMINACIÓN DE

TEMPERATURA

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DETERMINACIÓN DE TEMPERATURA	03/12/2008

VERSIÓN	DESCRIPCIÓN	FECHA
00	EMISIÓN DEL DOCUMENTO	5 DE MAYO DE 2005
01	REVISIÓN DEL DOCUMENTO	3 DE DICIEMBRE DE
2008
DEPENDENCIA RESPONSABLE	REVISÓ	APROBÓ
Este documento se validó en el
Comité Táctico de Medición
integrado por los líderes de
medición de las áreas de negocio:

SARA ISABEL PARRA
Líder de Medición GRB – VRP
/s/ RODRIGO SATIZABAL RAMÍREZ
RODRIGO SATIZABAL RAMÍREZ
Jefe del Departamento de Medición y Contabilizatión
de Hidrocarburos, GPS– VSM
ALEXANDER CARDONA GÒNGORA
Líder de Medición (E)
VIT
/s/ CAMILO MARULANDA
CAMILO MARULANDA
Vicepresidente de
Suministro y Mercedeo –
JUAN MANUEL NOCUA	/s/ PABLO MOTTA CANDELA	VSM
Líder de Medición	PABLO MOTTA CANDELA
VPR	Gérente de Planeactión y Suministro GPS– VSM

CARLOS GUSTAVO ARÉVALO
Líder de Medición RCSA

CARLOS REINEL SANABRIA
Líder de Medición GPS-VSM
/s/ ADRIANA GARCIA MOLLANO
ADRIANA GARCIA MOLLANO
Asesor Jurídico VSM

JAIRO H. GUZMÁN MEJÍA
Líder de Medición I.C.P.

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TABLA DE CONTENIDO

1.	OBJETO		4

2.	ALCANCE		4

3.	GLOSARIO		4

4.	DOCUMENTOS DEROGADOS		4

5.	GENERALIDADES		4

6.	DESARROLLO		5

	6.1	TERMÓMETRO ELECTRÓNICO PORTÁTIL	6
		6.1.1 PROCESO PARA LA MEDICIÓN DE TEMPERATURA	6
		6.1.2 PRECAUCIONES	7
	6.2	TELEMETRÍA (MEDICIÓN AUTOMÁTICA)	8
	6.3	MEDICION DINÁMICA DE TEMPERATURA	8
		6.3.1 UBICACIÓN DE LOS SENSORES DE TEMPERATURA	9
		6.3.2 DISCRIMINACIÓN DE TEMPERATURA	10

7.	REGISTROS		11

8.	CONTINGENCIAS		11

9.	BIBLIOGRAFÍA		11

10.	ANEXOS		12

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1.	OBJETO

Describir métodos y prácticas para obtener mediciones confiables de la variable de temperatura en los hidrocarburos, y biocombustibles en condiciones estáticas o dinámicas, utilizando dispositivos de medición manuales y automáticos. La determinación de la temperatura del producto corrige los efectos térmicos sobre su volumen.

2.	ALCANCE

Aplica a las áreas operativas, técnicas (metrología y laboratorio) que deben determinar la temperatura en procesos de transferencia de custodia, control de inventarios y fiscalización de hidrocarburos, y biocombustibles, como variable para la liquidación de cantidad y calidad.

3.	GLOSARIO

Para una mayor comprensión de este documento puede consultar el Capítulo 1 del Manual de Medición de Hidrocarburos “Condiciones Generales y Vocabulario” en su numeral 3 - Glosario Aplicable al Manual de Medición de Hidrocarburos (MMH).

4.	DOCUMENTOS DEROGADOS

Deroga el Capítulo 7 del MUM, “Determinación de Temperatura” ECP-VSM-M-001-07, versión 0 del 5 de mayo de 2005.

5.	GENERALIDADES

La temperatura es la variable más significativa para la determinación de volúmenes cuando se corrigen a condiciones estándar.

La medición de temperatura en tanques de almacenamiento debe realizarse con termómetro electrónico portátil (PET) o termómetro de vidrio, el cual debe calibrarse y verificarse de acuerdo con los requerimientos del Capítulo 1 del MMH.

La diferencia máxima entre el patrón y el equipo de campo no debe ser mayor que:

•	+/- 0,5 ºF	para termómetros de vidrio y de bulbo.
•	+/- 0,5 ºF	para termómetros electrónicos
•	+/- 0,3 ºF	para medición dinámica de temperatura

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Para tanques de almacenamiento de GLP la medición de temperatura se debe realizar local o automáticamente. El sensor de temperatura debe ser instalado dentro del termopozo colocando glicerina como fluido de transmisión térmica. La unidad dedicada a la lectura de la variable temperatura, debe tener certificado de calibración vigente no mayor a seis meses (Ver Capítulo 1 del MMH).

Para medir la temperatura en tanques de almacenamiento de GLP el termopozo y el sensor de temperatura, deben estar localizados a una altura equivalente del 5% y del 95% de la capacidad volumétrica del tanque.

6.	DESARROLLO

La variable de temperatura se puede determinar para condiciones estáticas y dinámicas utilizando los siguientes métodos:

➢	Método automático, usando sensores electrónicos fijos
➢	Método manual, usando termómetros electrónicos portátiles

➢	Método manual usando termómetros de mercurio en vidrio

El método automático aplica a tanques atmosféricos, presurizados y sistemas de medición dinámicos. Estos sistemas incluyen sensores de precisión para medición de temperatura, transmisores de la señal electrónica para montaje en campo y equipo para lectura de salida.

El Método manual aplica para tanques atmosféricos, botes, buquetanques, carrotanques y sistemas de medición dinámicos.

Para tanques con capacidad menor que 5000 barriles y sin estratificación de temperatura se puede utilizar una lectura en la mitad del nivel del líquido. Igual condición aplica para bodegas de buquetanques, carrotanques o barcazas. Se pueden tomar lecturas adicionales para obtener mayor precisión, si es acordado entre las partes.

El número mínimo de lecturas que se deben tomar para determinar la temperatura promedio se muestran en la Tabla 1.

NIVEL DE LÍQUIDO	NÚMERO DE LECTURAS	NIVEL DE MEDICIÓN
> 3m (10 pies)	3	Mitad de los tercios superior, medio e inferior
< 3m (10 pies)	1	Mitad del líquido

Tabla 1

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6.1 TERMÓMETRO ELECTRÓNICO PORTÁTIL

Figura 1. Termómetro Electrónico Portátil

El termómetro electrónico portátil (PET) es el instrumento recomendado para la medición manual de temperatura en tanques de almacenamiento. Debe estar equipado con un cable para conexión a tierra (Figura 1). Deben cumplir con los requerimientos de exactitud señalados en la Tabla 1 y alcanzar el equilibrio térmico con el líquido según los tiempos de inmersión que se indican en la Tabla 3. Se considera que un PET ha alcanzado estabilidad cuando la lectura varía por no más de 0,2 ºF en 30 segundos.

6.1.1	PROCESO PARA LA MEDICIÓN DE TEMPERATURA

La temperatura del producto en cualquier tanque debe ser tomada inmediatamente antes o después de la medición de nivel. Para conseguir lecturas exactas se debe proceder de la siguiente forma:

•	Verificar la funcionalidad del equipo antes de la medición, comprobando el voltaje de la batería, comparándolo contra un termómetro de referencia certificado y examinando el exterior de la sonda para asegurarse de que esté limpia y no contamine el producto.
•	Acoplar la conexión eléctrica a tierra entre el termómetro y el tanque, antes de abrir la escotilla de medición.
•	Bajar la sonda del PET hasta el nivel deseado.
•	Levantar y bajar la sonda aproximadamente 30 cm por encima y por debajo del nivel predeterminado para lograr una rápida estabilización de la temperatura. Cuando la lectura de temperatura se haya estabilizado y permanezca dentro de +/-
•	0,2 ºF (0,1ºC) durante 30 segundos, es momento de registrarla (con aproximación de 0,1ºF).

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•	Si se mide la temperatura en niveles múltiples (es decir se toman varias temperaturas a lo largo del contenido del tanque) registre la lectura de las medidas de las temperaturas de cada nivel en una libreta, y promedie todas las lecturas redondeando el resultado final con aproximación de 0,1 ºF.
•	La temperatura se debe tomar de abajo hacia arriba (de fondo a superficie) en condiciones estáticas, debido a que en el fondo hay menor temperatura (gradiente de temperatura) que en la superficie y esto facilita la toma de datos y la estabilización de la temperatura en el equipo. En tanques que almacenan fluidos calientes, queda a discreción del operador, según el perfil de temperatura.
•	Una vez se ha retirado el termómetro, cierre la boquilla de medición y retire la conexión a tierra.
•	El equipo debe limpiarse y almacenarse en un lugar apropiado después de su utilización.

Nota: Para una mayor claridad del manejo de este tipo de termómetros consultar el Capítulo 7 del API MPMS, numerales 5.2 y 6.4

Graduación		Rango de exactitud
mímima	Exactitud	requerido
0,1 °F	± 0,2 °F	0 - 200 °F
	± 0,5 °F	> 200 °F
0,1 °C	± 0,1 °C	0 - 100 °C
	± 0,3 °C	> 200 °C

Tabla 1. Requerimientos de exactitud para el PET

6.1.2	PRECAUCIONES

Se debe tener cuidado con los errores en la lectura, escritura o cálculo de la temperatura promedio, ya que traen como resultado serias desviaciones en el volumen del producto. A continuación (Tabla 2) se puede observar la magnitud del error producida por una equivocación de 1ºF en la medición de temperatura.

Cap. del tanque	Cantidad de	Bls correspondientes a
(Bls)	producto (Bls)	un error de 1 °F
1000	850	3
55000	50000	20
80000	73000	29
96000	91000	36
120000	110000	45

Tabla 2. Consecuencias por errores en la medición de temperatura

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Nunca se deben dejar termómetros en los techos de los tanques o colgando en la parte inferior de sus costados, llévelos al sitio donde se encuentra el portatermómetros, límpielos completamente con queroseno o disolvente, séquelos con un trapo y colóquelos en el porta-termómetros a la sombra. Una película de aceite pesado en un bulbo actúa como aislante alargando así el tiempo requerido para que el termómetro alcance la temperatura del producto que le rodea.

Termómetro de vidrio en dispositivo de copa o cajuela
Termómetro electrónico				Diferencial de temp < 5 °F
Grav API a 60 °F	En movimiento*	En movimiento*	Estacionario	En movimiento*	Estacionario
> 50	30 segs	5 min	10 min	5 min	10 min
40 a 49	30 segs	5 min	15 min	5 min	15 min
30 a 39	45 segs	12 min	25 min	12 min	20 min
20 a 29	45 segs	20 min	45 min	20 min	35 min
< 20	75 segs	45 min	80 min	35 min	60 min

Tabla 3. Comparación de tiempos recomendados de inmersión para PET's y termómetros en dispositivo de cajuela

(*) La expresión “en movimiento hace referencia a mover el equipo 30 cm por debajo y por encima del punto de medición determinado.

6.2 TELEMETRÍA (MEDICIÓN AUTOMÁTICA)

En las instalaciones de Ecopetrol S.A. que dispongan de medición automática avalado para transferencia de custodia (sonda multi spot), puede ser la medida oficial, utilizando como respaldo la medición manual, siempre y cuando el sistema de medición automática cuente un programa de aseguramiento y control metrológico.

Como elementos de temperatura generalmente se utilizan los detectores de temperatura por resistencia (RTD).

Los elementos de temperatura multi spot se instalan aproximadamente a tres metros de intervalo, con el elemento inferior aproximadamente a una distancia de un (1) metro del fondo del tanque (ver API MPMS Capítulo 7, sección 5.1.4.2.2)

6.3 MEDICION DINÁMICA DE TEMPERATURA

Los dispositivos de medición usados para este propósito son generalmente los sensores electrónicos de temperatura tales como las RTDs (Resistance Temperature Detectors). El sensor genera una señal de salida como respuesta al mensurando, en este caso la temperatura del hidrocarburo que fluye.

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Para la determinación de temperatura deberá utilizarse un sensor clase A, con su respectivo TIT que acepte la configuración de las constantes de Callendar Van Dussen. El sistema debe contar con un termopozo seguidamente del TIT en las mismas condiciones de montaje (diámetro y profundidad de inserción), con el fin de usar un patrón de temperatura digital con resolución de dos cifras decimales, para respaldar los procesos de verificación y de calibración al lazo de temperatura de manera integral.

En condiciones dinámicas se hace la medición de temperatura a un producto que fluye a través de un ducto o tubería. También incluye la medición de temperatura en los equipos utilizados para la calibración de medidores de flujo. Se puede llevar a cabo de forma manual o automática utilizando dispositivos electrónicos o termómetros de mercurio en vidrio. Es necesario el uso de termopozos para aislar el hidrocarburo del sensor de temperatura.

6.3.1	UBICACIÓN DE LOS SENSORES DE TEMPERATURA

La ubicación del sensor de temperatura es crítica porque es un componente que afecta la exactitud en la medición. A continuación se dan parámetros generales para su ubicación:

•	En medidores

El sensor debe ser instalado inmediatamente aguas abajo del medidor siendo consistentes con las condiciones de los requerimientos del medidor de flujo.

Donde se maneje más de un medidor como en el caso de un múltiple en paralelo, se debe instalar un sensor a cada brazo de medición. Para facilitar las labores de verificación se recomienda instalar termopozos de pruebas en cada brazo medidor para comparar su temperatura con la temperatura medida en un termómetro patrón. Esta verificación debe ser hecha cada tres meses.

•	En probadores en línea

Cuando se determina la temperatura de un líquido fluyendo a través de un probador debe hacerse cerca de la entrada y/o la salida del probador.

➢	Bidireccionales y unidireccionales: deben instalarse sensores a la entrada y a la salida.

➢	Compactos: deben instalarse en la salida.

➢	Medidor maestro: deben instalarse aguas abajo.

Cuando se realicen las dos mediciones, éstas deben promediarse.

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•	En tanque probador

Cuando se determina la temperatura de un líquido contenido en un tanque probador (aislado o no), el número mínimo de sensores (o puntos de lectura) varía según el volumen del tanque:

a.	Los tanques con menos de 380 litros (menos de 100 galones): un sensor

b.	Los tanques con 380 y 1900 litros (100 a 500 galones): 2 sensores.

c.	Los tanques con más de 1900 litros (más de 500 galones): 3 sensores.

Si un sensor de temperatura es usado, este debe ser ubicado en la mitad de la altura del tanque. Si dos sensores de temperatura son usados uno debe estar localizado en el tercio superior del tanque y el otro en el tercio inferior. Si tres sensores de temperatura son usados, uno debe estar localizado en el tercio superior del tanque, uno en el centro y el otro en el tercio inferior. Cuando dos ó más sensores de temperatura son usados, deben espaciarse equidistantemente en la circunferencia del tanque.

Cuando un tanque probador es aislado térmicamente y/o su ciclo es rápido, dos sensores de temperatura pueden ser suficientes en tanques hasta de 500 galones de capacidad.

Los sensores de temperatura deben ser ubicados a una distancia mínima de 0,3 metros (1 pie) de la pared del tanque.

6.3.2	DISCRIMINACIÓN DE TEMPERATURA

Los niveles de discriminación para registrar la variable de temperatura, deben estar de acuerdo con la siguiente tabla (API MPMS Capítulo 12.2.2)

Tabla 3- Niveles de Discriminación de Temperatura

	Unidades Inglesas (US)	Unidades Internacionales (SI)
	(°F)	(°C)
Temperatura Base (Tb)	60,0	15,00
Temperatura Observada (Tobs)	XX,x	XX,x5
Temperatura del probador[Tp,Tp(prom),Tmp,Tmp(prom)]	XX,x	XX,x5
Temperatura del Medidor[Tm, Tm(prom),Tmm,Tmm(prom)]	XX,x	XX,x5
Temperatura del detector montado en el eje del probador[Td, Td(prom)]	XX,x	XX,x5
Temperatura Ponderada Promedio (TWA)	XX,x	XX,x5

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•	En calibración del Probador

Los procedimientos para calibración del probador requieren discriminación de temperatura de 0,05 ºC (0,1ºF). Los termómetros de vidrio graduados a 0,1ºC (0,2 ºF) son normalmente usados para asegurar confiabilidad y exactitud.

•	Corridas de calibración de medidores

Los procedimientos para aceptación de una corrida de calibración del medidor, requieren discriminación de temperatura de 0,3°F para los TT´s; a su vez las corridas de calibración deben mantener estabilidad de la temperatura entre el medidor y el probador recomendado en máximo 2,0 °F; este valor se debe configurar en el computador de flujo para que a diferencias mayores la corrida sea abortada o rechazada.

•	En Tiquetes de Medición

Los requerimientos de discriminación de temperatura para los tiquetes de medición se deben aproximar a 0,5 ºC más cercano (1 ºF). Varios métodos de aplicación de la compensación de temperatura se pueden encontrar en el capítulo 12 del API MPMS.

Los procedimientos para liquidación de tiquetes requieren discriminación de temperatura de 0,05 ºC (0.1ºF) si se utilizan transmisores tipo “smart”.

7.	REGISTROS

Entre los formatos que soportan la toma de temperatura están:

✓	Reportes de verificación de temperatura según la profundidad del liquido (medición estática)

✓	Reporte de verificación y calibración de los RTD, TT’s, ATT’s, PET’s, termómetros de vidrio

✓	Registro de verificación y certificado de calibración vigente del termómetro (emitido por la Superintendencia de Industria y Comercio (SIC) o por un laboratorio de la red metrológica nacional o interno de Ecopetrol S.A.)

✓	Documentos que soporten los programas de calibración de equipos e instrumentos con su respectiva trazabilidad.

8.	CONTINGENCIAS

No aplica.

9.	BIBLIOGRAFÍA

API MPMS Capítulo 7, “Determinación de Temperatura”, junio 2001 R(2007)

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10.	ANEXOS

No aplica

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Para mayor información sobre esta directriz y el Manual de Medición de Hidrocarburos, dirigirse a:

RODRIGO SATIZABAL RAMÍREZ
Jefe del Departamento de Medición y Contabilización de Hidrocarburos, GPS-VSM

RODRIGO SATIZABAL
RESPONSABLE	Jefe del Departamento de Medición y Contabilización de Hidrocarburos, GPS-VSM

	PABLO MOTTA CANDELA	ADRIANA GARCIA MOLANO
REVISÓ	Gerente de Planeación y Suministro GPS – VSM	Líder Grupo Apoyo Legal VSM

CAMILO MARULANDA
APROBÓ	Vicepresidente de Suministro y Mercadeo - VSM

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MANUAL DE MEDICIÓN DE

HIDROCARBUROS

CAPITULO 8

MUESTREO Y SUS CONDICIONES

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VERSIÓN	DESCRIPCIÓN	FECHA

00	EMISIÓN DEL DOCUMENTO	5 DE JULIO 3 DE 2005

01	REVISIÓN DEL DOCUMENTO	3 DE DICIEMBRE 24 DE 2008

DEPENDENCIA RESPONSABLE	REVISÓ	APROBÓ

Este documento se validó en el Comité
Táctico de Medición integrado por los
líderes de medición de las áreas de
negocio:
/s/ RODRIGO SATIZABAL RAMÍREZ
RODRIGO SATIZABAL RAMÍREZ
Jefe Del Departamento de Medición y Contabilidad. de
SARA ISABEL PARRA	Hidrocarburos , GPS-VSM
Líder de Medición GRB – VRP
/s/ CAMILO MARULANDA
ALEXANDER CARDONA GÒNGORA		CAMILO MARULANDA
Líder de Medición (E)		Vicepresidente de Suministro y
VIT		Mercadeo - VSM
/s/ PABLO MOTTA CANDELA
PABLO MOTTA CANDELA
JUAN MANUEL NOCUA	Gerente de Planeación y Suministro GPS– VSM
Líder de Medición
VPR

CARLOS GUSTAVO ARÉVALO
Líder de Medición RCSA
/s/ ADRIANA GARCIA MOLANO
CARLOS REINEL SANABRIA	ADRIANA GARCIA MOLANO
Líder de Medición GPS-VSM	Asesor Jurídico VSM

JAIRO H. GUZMÁN MEJÍA
Líder de Medición I.C.P.

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TABLA DE CONTENIDO

1.	OBJETO		4

2.	ALCANCE		4

3.	GLOSARIO		4

4.	DOCUMENTOS DEROGADOS		4

5.	CONDICIONES GENERALES		4

5.1. MUESTREO MANUAL			4
5.2. MUESTREO AUTOMÁTICO			5
5.3. MUESTREO DE PRODUCTOS ESPECIALES			5

6.	DESARROLLO		6
6.1. DESCRIPCIÓN DEL EQUIPO PARA MUESTREO MANUAL			7
	6.1.1	Consideraciones generales de los recipients	7
6.2. MUESTREO MANUAL			8
	6.2.1	Recomendaciones para secuencia de muestreo en tanques	9
	6.2.2	Muestreo de nivel (spot sampling)	10
	6.2.3	Proceso para muestra corrida o de todo nivel (running-all levels sample)	11
6.3. MUESTREO AUTOMATICO			11
	6.3.1	Condiciones para el muestreo	12
	6.3.2	Frecuencia de muestreo	13
	6.3.3	Pruebas de aceptación	14

7.	REGISTROS		14

8.	CONTINGENCIAS		14

9.	BIBLIOGRAFÍA		15

10.	ANEXOS		15

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1.	OBJETO

Se describen los métodos y equipos a utilizar para obtener de manera manual y/o automática muestras representativas de hidrocarburos y biocombustibles.

2.	ALCANCE

Aplica a las áreas operativas, técnicas y funcionarios que deben tomar muestras de crudos, productos refinados del petróleo y biocombustibles para entregar o recibir en transferencia de custodia. Comprende desde la toma de la muestra hasta la identificación, conservación y transporte de las muestras obtenidas.

3.	GLOSARIO

Para una mayor comprensión de este documento puede consultar el Capítulo 1 del Manual Único de Medición “Condiciones Generales” en su numeral 3 - Glosario Aplicable al Manual de Medición de Hidrocarburos (MMH).

4.	DOCUMENTOS DEROGADOS

Deroga el Capítulo 8 del MUM, “Muestreo y sus condiciones” ECP-VSM-M-001-08, versión 0 del 5 de julio de 2005.

5.	CONDICIONES GENERALES

5.1.	MUESTREO MANUAL

✓	Este Capítulo busca implementar un sistema de muestreo por niveles de productos almacenados en tanques cilíndricos verticales utilizando muestreadores recomendados en el Capítulo 8.1 API MPMS. Si se utiliza muestreador metálico, debe ser de bronce, aluminio o acero inoxidable que no implique riesgo de producir chispa al hacer contacto con la escotilla de medición.
✓	Existen varias clases de muestreo y manejo de muestras que se deben aplicar según requerimientos de tipo de análisis y producto (ver numeral 6.2.2 Recomendaciones para el muestreo en tanques).
✓	Se debe tener en cuenta la ficha toxicológica de cada producto que se muestrea.
✓	Para que una muestra de producto tomada de un tanque de almacenamiento sea representativa para certificación de calidad de todo el producto, la misma debe estar compuesta por las muestras tomadas en los niveles superior, mitad e inferior.
✓	De acuerdo con la cantidad de muestra requerida por el laboratorio, seleccionar la capacidad del muestreador tipo ladrón; en aquellas muestras especiales de algunos productos que requieren una muestra corrida, emplear como muestreador el mismo recipiente con el que la muestra será enviada al laboratorio.

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✓	El equipo debe estar limpio antes de la operación de muestreo, y en lo posible, debe ser de uso exclusivo, libre de humedad y de sustancias que puedan contaminar el producto a muestrear. Una práctica recomendable es lavar previamente el equipo con el producto a ser muestreado.
✓	El volumen muestreado en el recipiente que se envíe al laboratorio no debe exceder el 80% de la capacidad total de este, con el fin de permitir una expansión térmica adecuada del producto.
✓	Para los recipientes usados se debe seguir el siguiente procedimiento de limpieza: lavado con solvente, luego con una solución jabonosa fuerte, enjuague con agua y posteriormente con agua destilada; se debe secar haciendo pasar una corriente de aire tibio a través del recipiente o dejándolos en un área libre de polvo y humedad.
✓	Una vez tomadas las muestras, éstas deben almacenarse debidamente tapadas (tapa y contratapa) rotuladas e identificadas, antes de ser transportadas al laboratorio. Se debe disponer de un área exclusiva para el almacenamiento y retención de las muestras que brinde protección contra el agua, la humedad, la luz ó cualquier otro factor que afecte la integridad de la muestra.
✓	En caso de ser reutilizados los recipientes, se debe hacer con el mismo producto.
✓	Para muestras de productos volátiles, se deben tomar muestras corridas y no debe transferirse el contenido de una botella a otra (reenvase), ya que pueden perderse propiedades del producto.

5.2.	MUESTREO AUTOMÁTICO

✓	Para muestreo en línea los tipos de análisis físico-químicos que se le harán a la muestra, serán la pauta para seleccionar el procedimiento, la cantidad y los requerimientos en el manejo de la muestra.
✓	Para muestreo en línea la velocidad del fluido en el punto de toma de muestra debe ser mínimo de 8 pies/s para obtener una muestra homogénea. Cuando no es posible alcanzar suficiente velocidad de flujo en la tubería, es necesario implementar métodos para obtener adecuadas mezclas como reducción del tamaño de la tubería, bafles, orificio o platos perforados o una combinación de ellos.

5.3.	MUESTREO DE PRODUCTOS ESPECIALES

✓	Cuando se muestrean productos que a temperatura ambiente alcanzan su punto de solidificación o muy cerca a este como el asfalto, combustóleo, azufre, productos de fondos y en general excepto el polietileno; se debe asegurar un sistema de calentamiento o tracing eléctrico o vapor que mantenga en fase líquida las muestras almacenadas en los recipientes colectores (Tomamuestras) y disponer de sistemas de recirculación o mezcla adecuados que garanticen una muestra representativa de dicho producto..

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✓	Para el muestreo del polietileno se debe tener un muestreador automático que posea un dosificador programado en el tiempo, para hacer representativa la muestra que se va a analizar.
✓	Para realizar los análisis de Visto bueno de las muestras de Polietileno de debe recircular por los menos por cuatro horas las tolvas de almacenamiento para homogenizar las muestras.
✓	Para el muestreo de asfaltos, por ser un compuesto pesado, se puede tomar una muestra homogénea de la bomba de recirculación del tanque.
✓	Para el muestreo de gases que tienen presión de vapor por encima de 50 psig se debe realizar en balas o botellas metálicas de 500 ml, se deben purgar en planta con la muestra del sistema por un tiempo de 1 a 2 minutos.
✓	Para muestras de gases con presión de vapor por debajo de 50 psig el muestreo se debe realizar en bolsas de Tedlar el cual es material exclusivo para estos gases.
✓	Para el caso del GLP es necesario después del muestreo abrir la válvula de la bala o botella metálica por dos segundos para que se transporte con un 80% de su capacidad y evitar accidentes con la expansión del volumen.
✓	Para las muestras de aguas que se van a analizar se debe tener en cuenta el tipo de recipiente (Vidrio o plástico ámbar o transparente) y la preservación de la muestra según los análisis requeridos.

6.	DESARROLLO

Muestras representativas de hidrocarburos son requeridas para la determinación de sus propiedades físicas y químicas, las cuales son usadas para establecer los volúmenes estándar, precios y cumplir con las especificaciones comerciales y regulatorias.

Existen dos métodos de muestreo, automático o dinámico y manual:

✓	El método automático utiliza un dispositivo que se utiliza para extraer una muestra representativa del líquido que fluye por una tubería, este equipo consta de una sonda, un extractor de muestra, un medidor de flujo, un controlador y un recipiente de muestras con indicador de nivel
✓	El método manual tiene como propósito obtener una porción (muestra puntual) de material en un área seleccionada de un tanque, que sea representativa del área, o en el caso de muestras corridas o de todos los niveles, una muestra cuya composición sea representativa del producto total en el tanque. Una serie de muestras puntuales se pueden combinar para obtener una muestra representativa.

Para cada tipo de muestreo se debe tomar la cantidad de muestra dependiendo del requerimiento de volumen para los análisis que se vayan a realizar.

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6.1.	DESCRIPCIÓN DEL EQUIPO PARA MUESTREO MANUAL

✓	Botella transparente o ámbar de vidrio capacidades de 350 mL, 750 mL o 1000 mL, dependiendo del análisis a realizar.
✓	Recipiente metálico con recubrimiento epóxico capacidad 1 galón
✓	Recipientes plásticos con capacidades de ½, 1, 2 ó 5 galones con tapa y contratapa
✓	Cuerda para amarre de rótulos.
✓	Tapones de corcho.
✓	Balas o botellas metálicas para el muestreo de gases de alta presión como el GLP.
✓	Bolsas de Tedlar para el muestreo de gases de baja presión.
✓	Rótulos para identificación de muestras. (ver ANEXO 1).
✓	Trapo para limpieza de botellas
✓	Elementos de protección personal adecuados (guantes de nitrilo y de carnaza, gafas de seguridad, botas y demás dotación)

Figura 1. Ensamblajes para muestreo en botella.

6.1.1	Consideraciones generales de los recipientes

✓	La superficie interna debe ser de un material que minimice la corrosión, incrustaciones y puntos de adherencia de sedimento o agua.
✓	La tapa, contratapa/cierre deben ser de suficiente tamaño para facilitar el cierre, inspección y limpieza del recipiente.
✓	El recipiente debe ser seleccionado para permitir la preparación de mezclas homogéneas de una muestra, mientras se previene la pérdida de constituyentes livianos que puedan afectar la representatividad de la muestra y la exactitud de los ensayos analíticos.

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✓	El recipiente debe permitir la transferencia de muestras de un recipiente al aparato de análisis mientras se mantenga su naturaleza representativa.
✓	Las botellas de vidrio transparente pueden ser examinadas visualmente para limpieza y permiten la inspección visual de la muestra para detectar nubosidades de agua libre e impurezas sólidas. Las botellas de vidrio cafés ofrecen protección para las muestras cuando la luz puede afectar los resultados del ensayo.
✓	Las botellas de plástico de alta densidad pueden ser usadas para la manipulación y almacenamiento de gasóleo, diesel, fuel oil, aceites lubricantes y ácidos. Las botellas de este tipo no deben ser usadas para gasolina, combustible de aviación, keroseno, aceite crudo (petróleo), disolventes, aceite blanco medicinal y productos con punto de ebullición especial, a menos que las pruebas no indiquen problemas de solubilidad, contaminación o pérdida de componentes livianos.
✓	Bajo ninguna circunstancia se debe usar contenedores de polietileno no lineal (convencional de baja densidad) para almacenar muestra de hidrocarburos líquidos. Esto con el fin de evitar la contaminación de la muestra o falla de la botella para la toma de la muestra.

6.2.	MUESTREO MANUAL

Dependiendo del tipo de producto se puede utilizar muestro por niveles y/o muestra corrida para esto se debe tener en cuenta:

✓	Revisar el recipiente para verificar su limpieza.
✓	Verificar las condiciones físicas del muestreador
✓	Revisar y preparar el material requerido, incluyendo el diligenciamiento del rótulo para identificación de muestras (anexo1).
✓	Obtener un estimativo del nivel del tanque, utilizando medición automática o medición manual a vacío con cinta y determinar los tercios para la obtención de las muestras de la superficie, mitad y fondo.
✓	Ensamblar el conjunto botella, cuerda, tapón de corcho y plomada según se muestra en la figura 1.
✓	Ajustar el volumen óptimo de la muestra (máximo 80% de la capacidad del recipiente).
✓	Tapar la muestra inmediatamente, y colocar el rótulo de identificación.
✓	Repetir estas operaciones cuando se requiera tomar más muestras ya sea en la superficie, mitad y fondo, o cuando se necesiten chequeos.
✓	Depositar las muestras en el área definida para almacenamiento.
✓	Para muestras que se requieran para análisis de presión de vapor consultar la norma API MPMS 8 sección 4 y consultar con el soporte técnico adecuado; de igual manera para otros análisis especiales y productos especiales.

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6.2.1	Recomendaciones para secuencia de muestreo en tanques

Para la toma de muestras puntuales, se sugiere realizar el muestreo en la siguiente secuencia: superficie, cima, superior, media, inferior, salida, todos los niveles, fondo y muestra corrida. Esta secuencia evita perturbación en el líquido y garantiza el carácter representativo de la muestra. Los requerimientos para el muestreo localizado se muestran en la tabla 1. Para las localizaciones de muestreo, ver la figura 2. Luego de la operación de muestreo se puede proceder a tomar medida de nivel, corte de agua y medida de temperatura.

✓	El producto en tanques debe permanecer en reposo por lo menos durante 30 minutos antes de la toma de la muestra.
✓	Verificar que el tanque no esté recibiendo o entregando e informar sobre la operación a realizar.
✓	Transferir la muestra al recipiente donde se va a almacenar, asegurándose que el llenado sea sólo de ¾ partes de su volumen.

Figura 2. Toma de muestras

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6.2.2	Muestreo de nivel (spot sampling)

Para tomar muestras de nivel la altura del producto en el tanque deberá dividirse (en forma virtual) en tercios, con el fin de lograr la mejor representatividad de muestra manejando los inconvenientes de la estratificación. Luego deberán extraerse muestras de los tres niveles (superior, mitad e inferior) en forma separada. (Ver figura 2)

6.2.2.1	Proceso de muestreo con botella

a)	Baje la botella taponada, hasta el nivel requerido, según indica la tabla 1.
b)	En el nivel deseado, retire el tapón, espere el tiempo suficiente para que la botella se llene completamente.
c)	Retire el muestreador fuera del líquido.
d)	Verifique que la botella se encuentre completamente llena, si no lo está vacié el contenido y repita el procedimiento.
e)	Si solamente esta muestra de nivel es requerida o se hará composición en otro sitio, vierta toda la muestra en el recipiente o descarte aproximadamente el 20% del contenido y tapone la botella.
f)	Repita el procedimiento anterior para obtener muestra (s) adicionales en los otros niveles, según indica la Tabla 1 o para obtener más volumen de muestra si solamente se requiere de la mitad del líquido.
g)	Tape el recipiente, coloque el rótulo o etiqueta y envíe la muestra al laboratorio.

TABLA 1. Requerimientos de muestreo localizado

CAPACIDAD DEL TANQUE/ NIVEL	MUESTRAS REQUERIDAS
DEL LÍQUIDO	SUPERIOR	MEDIO	INFERIOR
Tanque con capacidad menor o igual a 159 m³ (1000 barriles)		X
Tanques con capacidad superior a 159 m³ (1000 barriles)
Nivel menor o igual a 3 m (10 pies)		X
Nivel entre 3 m (10 pies) y 4,5 m (15 pies)	X		X
Nivel superior a 4,5 m (15pies)	X	X	X

6.2.2.2 Proceso de muestreo con muestreador tipo ladrón

a)	Introduzca el muestreador de zona hasta el nivel requerido, de acuerdo a la Tabla 1.
b)	De acuerdo al tipo de ladrón, permita que el muestreador se llene en el nivel deseado

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c)	Retire el muestreador fuera del líquido
d)	Si solamente se requiere una muestra en el nivel medio, vierta todo el contenido en el recipiente de almacenamiento.
e)	Si se requiere, descarte el volumen de muestra sobrante al interior del tanque.
f)	Para obtener muestras adicionales según los requerimientos de la Tabla 1, repita todo el procedimiento.
g)	Tape el recipiente de almacenamiento, coloque la etiqueta o rótulo identificativo y remita la muestra al laboratorio.

6.2.3	Proceso para muestra corrida o de todo nivel (running-all levels sample)

a)	Para obtener una muestra corrida introduzca la botella o el muestreador en el líquido, sin el tapón, con una velocidad uniforme hasta un nivel lo más cercano al fondo o a la línea de salida del tanque y súbala, de tal modo que al retirarla del líquido se encuentre llena hasta un 70% u 85% de su capacidad. Para una muestra de todos los niveles, introduzca la botella o el muestreador en el líquido, taponada, con una velocidad uniforme hasta un nivel lo más cercano al fondo o a la línea de salida del tanque y súbala, de tal modo que al retirarla del líquido se encuentre llena hasta un 70% u 85% de su capacidad.
b)	Verifique que la cantidad apropiada de muestra haya sido obtenida. Si el muestreador se ha llenado con un volumen superior al 85% de su capacidad, descarte la muestra y repita el procedimiento ajustando la velocidad de bajada o subida. Si es necesario se puede restringir la boca de la botella.
c)	Vacíe el contenido de la botella o muestreador en el recipiente para muestras, de ser necesario.
d)	Si se necesita volumen adicional de muestra, repetir el procedimiento.
e)	Tape el recipiente, instale la etiqueta o rótulo y envíelo al laboratorio.

6.3.	MUESTREO AUTOMATICO

Un sistema típico de muestreo automático consiste de un acondicionador de flujo aguas arriba del sitio de localización del muestreador, un dispositivo físico para extraer porciones (grabs) de la corriente fluyendo, un dispositivo de medición para controlar que el muestreo sea proporcional a la rata de flujo, un medio para controlar el volumen total de la muestra extraída, un recipiente para recolectar la muestra y almacenar los grabs. Puede existir un dispositivo para mezclado de la muestra, dependiendo del sistema.

Existen dos tipos de sistemas de muestreo automático:

✓	Uno denominado “en línea”
✓	Otro llamado “fast loop” o circuito rápido

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Ambos sistemas pueden producir muestras representativas si son adecuadamente diseñados y operados. Un sistema localiza el extractor directamente en la línea principal, mientras el otro sistema localiza el extractor en un circuito rápido de muestreo.

6.3.1	Condiciones para el muestreo

✓	El controlador de muestreadores proporcionales al flujo debe permitir al operador seleccionar la tasa y tamaño apropiados de muestreo.

Las fallas típicas son:

a.	Pérdida de la señal del medidor de flujo.
b.	Pérdida de la señal al extractor de muestras.
c.	Sobrellenado o subllenado del recipiente colector de las muestras.
d.	Pérdida de energía del muestreador.
e.	Pérdida de flujo de la muestra al recipiente de las muestras.
f.	Pérdida de flujo en el “loop” de alta velocidad.

✓	Es importante contar con un dispositivo indicador y/o registrador de nivel, por ejemplo un indicador de nivel en vidrio con regleta o báscula con señal remota a la consola del operador, que se encuentre aforado de acuerdo al procedimiento 6.3.3 de este documento; con el objetivo de realizar la prueba de desempeño del tomamuestras y de que el operador y/o el inspector realicen los chequeos visuales de funcionamiento del tomamuestras..
✓	Un muestreador automático preferiblemente deberá operar en forma proporcional al flujo. Sin embargo, muestreos proporcionales al tiempo son aceptables si la variación de la rata de flujo es menor a +/- 10%.
✓	Cuando hay medidores para transferencia de custodia en uso, la señal de tasa de flujo de estos debe ser usada para controlar los tomamuestras. Donde el flujo total sea medido por varios medidores, se debe implementar un totalizador electrónico para las señales de flujo y así poder controlar el muestreador. También se pueden instalar muestreadores individuales para cada medidor.
✓	Los recipientes donde se reciben las muestras pueden ser estacionarios o portátiles y deben cumplir con algunas normas de construcción, las cuales se pueden encontrar en el capítulo 8.2 secciones 15.1 y 15.2 del API MPMS. En estos recipientes, debe instalarse y calibrarse válvulas de alivio a una presión tal que se prevengan pérdidas de hidrocarburos livianos. La presión de calibración de la válvula de alivio debe estar siempre por debajo de la del oleoducto, para permitir el flujo de la muestra hacia el recipiente.
✓	Es esencial que la muestra en el recipiente sea adecuadamente mezclada, para asegurar la dispersión del agua libre y eliminar la estratificación.
✓	Se recomienda un sistema de circulación externa provisto con una bomba y un circuito en línea y que conecte en forma fácil y directamente al contenedor de la muestra, para obtener una buena mezcla y transferencia. Los tiempos de mezcla y sus tasas de flujo son parámetros críticos.

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✓	El sobremezclado puede producir una muy fina dispersión de emulsión que no puede ser separada del sedimento centrifugado en la prueba de agua, a menos que se utilicen desemulsificantes.

6.3.2	Frecuencia de muestreo

Los lineamientos para la frecuencia de muestreo pueden ser dados en términos de grabs por volumen almacenado en una determinada longitud de tubería. Para operaciones marinas y servicio de transporte por ductos, los mínimos lineamientos pueden ser relacionados con barriles por grab usando la siguiente ecuación:

bbl/grab = 0,0001233 * D^2 ó 0,079548 * d^2

Donde	D= Diámetro nominal de la tubería en milímetros.
d= Diámetro nominal de la tubería en pulgadas.

Esta fórmula equivale a un grab por cada 25 metros lineales (80 pies aprox.) de tubería.

Para determinar la frecuencia adecuada de muestreo automático, con base en el tamaño de bache a transferir, y que la muestra obtenida mediante este método sea representativa se sigue las recomendaciones del Capítulo 8.2 del API-MPMS.

Cálculos previos a la operación:

Frecuencia de muestreo (span) =	Tamaño del bache (bls)
Número de grabs de la muestra

n =	SVe
b

Donde:

n = número esperado de grabs en la muestra

SVe = volumen esperado de muestra, mL (normalmente el 80% de la capacidad del recipiente)

b = tamaño esperado del grab, mL

Para el caso de transferencia de crudos, el número de grabs de la muestra se determina con el tamaño del grab, que es generalmente de 1,0 cm3 y el tamaño de la muestra a recolectar es de 4,0 galones en recipientes de 5,0 galones.

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6.3.3	Pruebas de aceptación

Es recomendable hacer pruebas para confirmar que el sistema de muestreo se está desempeñando en forma precisa. Los métodos de prueba se resumen en dos categorías generales: prueba del sistema total y prueba de componentes.

La prueba del sistema total es un método de balance de volúmenes en donde la prueba se hace inyectando una cantidad conocida de agua. Este diseño de prueba incluye el manejo y mezcla de la muestra en laboratorio. Existen dos procedimientos: uno involucra únicamente al tomamuestras bajo prueba y el otro, utiliza un tomamuestras adicional para medir la cantidad de agua base de la muestra.

El factor de desempeño de un muestreador automático se determina según la fórmula del API-MPMS 8.2 Apéndice F:

Factor de desempeño PF =	SV
SVc

Donde:

SV	= Volumen real recogido en el recipiente
SVc	= Volumen calculado según frecuencia de muestreo automático (span)

Para considerar aceptable el desempeño del muestreador automático, este factor debe estar entre 0,9 y 1,1 es decir que debe tener un margen de desviación de ± 10%. (Ver API-MPMS Capítulo 8.2 Apéndice F).

7.	REGISTROS

Entre los registros que soportan la ejecución del muestreo están:

✓	Registro de toma de muestras según el nivel del líquido en el tanque (SILAB) donde aplique.
✓	Registro de toma de muestras automáticas
✓	Registro de verificación del desempeño del muestreador automático.
✓	Registro de calibración del volumen del tomamuestras de acuerdo al Capítulo 1 del MMH.
✓	Registro de envío y recepción de muestras

8.	CONTINGENCIAS

✓	En caso de no disponer de rótulos para identificación, sólo utilice rótulos de cartulina con la misma información contenida en aquellos, elaborada manualmente.

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✓	En caso de falla del sistema de muestreo automático, se utilizará el procedimiento de muestreo manual en tanque descrito en 6.2

9.	BIBLIOGRAFÍA

Capítulo 8, Sección 1 “Muestreo manual de petróleo y productos de petróleo”, Sección 2 “Muestreo automático de petróleo y sus productos” y Sección 4 “Muestreo manual y manejo de combustibles para la medición de la volatilidad”, API-MPMS

10.	ANEXOS

No	TITULO
1	Rótulo para identificación de muestras y generación por el SILAB

Para mayor información sobre esta directriz y el Manual de Medición de Hidrocarburos, dirigirse a:

RODRIGO SATIZABAL RAMÍREZ

Jefe del Departamento de Medición y Contabilidad de Hidrocarburos, GPS-VSM

RESPONSABLE	RODRIGO SATIZABAL Jefe del Departamento de Medición y Contabilidad de Hidrocarburos, GPS-VSM

REVISÓ	PABLO MOTTA CANDELA Gerente de Planeación y Suministro GPS – VSM	ADRIANA GARCÍA MOLANO Líder Grupo Apoyo Legal VSM

APROBÓ	CAMILO MARULANDA Vicepresidente de Suministro y Mercadeo - VSM

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ANEXO 1. RÓTULO PARA IDENTIFICACIÓN DE MUESTRAS

DEPENDENCIA	DEPENDENCIA

____________________	_________________

ROTULO PARA IDENTIFICACION DE MUESTRAS.	ROTULO PARA RECIBO MUESTRAS.

PRODUCTO: _______________________________
PRODUCTO: _____________________________
IDENTIFICACION ___________________________

(Unidad, Tanque, Equipo, Bote, Nombre, etc.)

TIPO________________________________________	Hora: ____________________________________
(Superficie, Mitas, Fondo, Corrida, En Línea, etc).	Fecha: ____________________________________

RECIBIDA POR:
Tomada por: _________________________________	_________________________________________
Hora: _______________________________________
Fecha________________________________________	OBSERVACIONES:
__________________________________________
Toxico ☐ Inflamable ☐ Corrosivo ☐	__________________________________________
OBSERVACIONES: __________________________	__________________________________________

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MANUAL DE MEDICIÓN DE

HIDROCARBUROS

CAPÍTULO 9

MEDICIÓN Y APLICACIONES DE

LA DENSIDAD

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VERSIÓN	DESCRIPCIÓN	FECHA

00	EMISIÓN DEL DOCUMENTO	8 DE JULIO DE 2005

01	REVISIÓN DEL DOCUMENTO	5 DE FEBRERODE 2009

DEPENDENCIA RESPONSABLE	REVISÓ	APROBÓ

Este documento se validó ea el
Comité Tâctico de Medición
integrado por los líderes de
medición de las áreas de negocio:

/s/ SARA ISABEL PARRA GÓMEZ	/s/ RODRIGO SATIZABAL RAMÍREZ
SARA ISABEL PARRA GÓMEZ	RODRIGO SATIZABAL RAMÍREZ
Líder de Medición GRB – VRP	Jefe del Departamento de Medición y Contabilización
de Hidrocarburos, GPS-VSM
/s/ ALEXANDER CARDONA GÓNGORA		/s/ CAMILO MARULANDA
ALEXANDER CARDONA GÓNGORA		CAMILO MARULANDA
Líder de Medición (E) VIT		Vicepresidente de
Suministro y Mercadeo –
/s/ JUAN M NOCUA DECERRA	/s/ PABLO MOTTA CANDELA	VSM
JUAN M NOCUA DECERRA	PABLO MOTTA CANDELA
Líder de Medición VPR	Gerente de Planeación y Suministro GPS– VSM

/s/ CARLOS GUSTAVO ARÉVALO
CARLOS GUSTAVO ARÉVALO
Líder de Medición RCSA	/s/ ADRIANA GARCIA MOLANO
ADRIANA GARCIA MOLANO
/s/ CARLOS R. SANABRIA DURÁN	Asesor Jurídico VSM
CARLOS R. SANABRIA DURÁN
Líder de Medición GPS – VSM

/s/ JAIRO H. GUZMÁN MEJÍA
JAIRO H. GUZMÁN MEJÍA
Líder de Medición I.C.P

TABLA DE CONTENIDO

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1.	OBJETO	4

2.	ALCANCE	4

3.	GLOSARIO	4

4.	DOCUMENTOS DEROGADOS	5

5.	GENERALIDADES	5

5.1	MARCO TEÓRICO	5
5.1.1	Métodos ASTM D287 y ASTM D1298 Densidad en crudos y productos del petróleo	5
5.1.2	Métodos ASTM D4052 y ASTM D5002 Densidad en líquidos y crudo	7
5.1.3	Método ASTM D70 Densidad en asfalto	8
5.1.4	Método ASTM D1657 Densidad en GLP	8

6.	DESARROLLO	8

6.1	CORRECCIÓN DE LA DENSIDAD	8
6.2	CONVERSIONES A PESO Y VOLUMEN DE HIDROCARBUROS	12
6.2.1	Factores y tablas de conversión	12
6.2.2	Conversión a peso y volumen de ciclohexano y productos aromáticos	14
6.3	DENSITÓMETROS (DENSÍMETROS EN LÍNEA)	15
6.4	REDONDEO DE CIFRAS	16

7.	REGISTROS	16

8.	CONTINGENCIAS	17

9.	BIBLIOGRAFÍA	17

10.	ANEXOS	18

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1.   OBJETO

Establecer una guía para la determinación de densidad y su aplicación en las correcciones de volumen para operaciones de transferencias internas, transferencia de custodia de hidrocarburos y biocombustibles.

2.   ALCANCE

Aplica para laboratorios de ensayo y puntos en los que se realicen transferencias internas o de custodia, en los que se requiere corregir la densidad, calcular volúmenes estándar y realizar balances de planta.

3.   GLOSARIO

Densidad: es una magnitud que indica la cantidad de masa contenida en una unidad de volumen y puede utilizarse en términos absolutos o relativos. La densidad varía con los cambios de temperatura y presión por ello se expresa como la masa por unidad de volumen a una temperatura específica.

Densidad en el aire: es la relación del peso (afectado por el empuje del aire), por unidad de volumen.

Densidad en el vacío: es la relación de la masa verdadera (sin el efecto de empuje del aire) por unidad de volumen. Las densidades reportadas a través de los métodos ASTM D1298, ASTM D287, ASTM D4052, ASTM D5002 se expresan en estas unidades.

Densidad relativa: es la relación de la masa de un volumen dado de combustible a una temperatura dada, a la masa de un volumen igual de agua pura a la misma temperatura. Ambas temperaturas de referencia deben ser explícitamente declaradas. La referencia comúnmente utilizada es 60/60 ºF, aunque se pueden encontrar otras referencias como 20/20 ºC ó 20/4 ºC. Es una magnitud adimensional y por tanto, sin unidades.

En donde:

ρr  es la densidad relativa,

ρ es la densidad absoluta

ρo  es la densidad de referencia.

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CTL: factor de corrección por efecto de la temperatura sobre el líquido

CPL: factor de corrección por efecto de la presión sobre el líquido

Gravedad API es un método para expresar la densidad de líquidos del petróleo. La relación entre la gravedad API y la densidad relativa es la siguiente:

Para una mayor comprensión de este documento se puede consultar el Capítulo 1 del Manual de Medición de Hidrocarburos (MMH) “Condiciones Generales y Vocabulario” en su numeral 3, Glosario.

4.   DOCUMENTOS DEROGADOS

Deroga el Capítulo 9 del MUM, “Determinación de Densidad” ECP-VSM-M-001-05, versión 0 del 8 de julio de 2005.

5.   GENERALIDADES

Los métodos de ensayo para la medida de la densidad en productos del petróleo y las tablas de medición del petróleo para corrección volumétrica están dados en densidad al vacío.

Los cálculos de los balances másicos (inventarios, recibos, entregas, y consumo propio) deben ser realizados de manera consistente con las unidades de masa o peso en el aire. El uso del volumen estándar para balance en los terminales y tanques de almacenamiento está permitido, pero no es apropiado para el balance de refinería. Esto se debe a que las unidades de proceso de la refinería (por ejemplo: unidades de conversión de residuos, de hidro-tratamiento, reformados, etc.) generan una ganancia de volumen en general en toda la refinería.

5.1    MARCO TEÓRICO

5.1.1	Métodos ASTM D287 y ASTM D1298 Densidad en crudos y productos del petróleo

Una muestra es transferida a una probeta que está aproximadamente a la misma temperatura de la muestra. El hidrómetro es introducido y se deja caer libremente. Después de haber alcanzado la temperatura de equilibrio, se lee la escala del hidrómetro y la temperatura de la muestra. La lectura observada en el hidrómetro es corregida a la temperatura de referencia siguiendo la guía ASTM D1250 de las tablas de medición del petróleo. Los termómetros e hidrómetros deben cumplir con las especificaciones de las normas ASTM E1 y ASTM E100.

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Los hidrómetros recomendados para la determinación de la densidad, densidad relativa o la gravedad API según la Norma ASTM D1298, se relacionan en la Tabla No. 1. En la Tabla No. 2 se relacionan los termómetros recomendados por la misma Norma.

Tabla 1. Hidrómetros recomendados

Unidades	Rango		Escala		Menisco
	Total	Unidad	Intervalo	Error	Corrección
Densidad, kg/m3 15ºC	600 -1100	20	0.2	±0.2	+ 0.3
	600 - 1100	50	0.5	±0.3	+ 0.7
	600 - 1100	50	1.0	±0.6	+ 1.4
Densidad relativa	0.600 - 1.100	0.020	0.0002	±0.0002	+ 0.0003
	0.600 - 1.100	0.050	0.0005	±0.0003	+ 0.0007
	0.600 - 1.100	0.050	0.001	±0.0006	+ 0.0014
	0.650 - 1.100	0.050	0.0005	±0.0005
Gravedad API	-1 - +101	12	0.1	±0.1

Fuente: ASTM   D1298 -Tabla 1

Tabla 2 – Termómetros recomendados

Escala	Rango	Intervalo de graduación	Error de escala
ºC	-1 - +38	0,1	±0,1
ºC	-20 - +102	0,2	±0,15
ºF	-5 - +215	0,5	±0,25

Fuente: ASTM   D1298 -Tabla 2

Las lecturas en la escala del hidrómetro deben realizarse de acuerdo a si el líquido es opaco o transparente así:

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Transparente	Opaco

Los valores de repetibilidad y reproducibilidad del análisis de densidad dependiendo las unidades en que se reporte se relacionan en la Tabla No. 3

Tabla 3 – Valores de precisión

Producto	Parámetro	Rango de temperature ºC (ºF)	Unidades	Repetibilidad	Reproducibilidad
Líquidos Transparentes de baja viscosidad		-2 – 24.5	kg/m3	0,5	1,2
	Densidad	(29 – 76)
		-2 – 24.5	kg/L o g/mL	0,005	0,0012
	Densidad relativa	(29 – 76)	Ninguna	0,005	0,0012
	Gravedad API	(42 – 78)	ºAPI	0,1	0,3
Líquidos opacos		-2 – 24.5	kg/m3	0,6	1,5
	Densidad	(29 – 76)
		-2 – 24.5	kg/L o g/ml	0,006	0,0015
	Densidad relativa	(29 – 76)	Ninguna	0,006	0,0015
	Gravedad API	(42 - 78)	ºAPI	0,2	0,5

Fuente: Norma ASTM D1298 – Tabla 4

5.1.2    Métodos ASTM D4052 y ASTM D5002 Densidad en líquidos y crudo.

Están basados en un elemento vibratorio que mide la frecuencia de vibración de un tubo que contiene el fluido. La vibración de un tubo es recogida por bobinas electromagnéticas que transmiten una señal que indica la frecuencia de vibración a un amplificador. La señal amplificada se retroalimenta a las bobinas conductoras, las cuales alcanzan una vibración de resonancia a una frecuencia natural, determinada por la masa del tubo más la masa del fluido dentro de él. Dado que la masa del tubo no varía, la frecuencia de salida cambia únicamente por causa de la variación de la masa del fluido. La lectura observada se debe corregir a la temperatura de referencia, siguiendo las guías ASTM D1250 aplicables (Tablas de medición del petróleo) y ASTM D1555 para ciclohexano y productos aromáticos.

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5.1.3    Método ASTM D70 Densidad en asfalto

La muestra es depositada en un picnómetro calibrado, el picnómetro y la muestra son pesados y el volumen faltante es completado con agua. El picnómetro lleno es llevado a la temperatura requerida por el ensayo (punto de reblandecimiento del asfalto) y pesado. La densidad de la muestra es calculada a partir de su masa y la masa de agua desplazada por la muestra cuando el picnómetro está lleno. La densidad es corregida siguiendo la guía ASTM D4311.

5.1.4    Método ASTM D1657 Densidad en GLP.

Un cilindro de presión se llena hasta un nivel en el cual el hidrómetro sumergido flote libremente, este es puesto en un baño a temperatura constante, cuando la temperatura ha alcanzado el equilibrio, se registra la lectura del hidrómetro y la temperatura de la muestra. La densidad es corregida a temperatura de referencia y presión de saturación, utilizando las guías API MPMS 11.2.4 para corrección por temperatura y API MPMS 11.2.2 con su Addendum para la corrección por presión

5.1.5    Método ASTM D792 Densidad en plásticos.

El plástico es inmerso en un líquido; determinando la masa aparente en la inmersión se infiere la densidad relativa a partir del conocimiento de la densidad del líquido de inmersión.

6.   DESARROLLO

La determinación precisa de la densidad, densidad relativa, o gravedad API del petróleo o sus derivados y biocombustibles, está a cargo del laboratorista o del técnico de controles. La determinación de la densidad en laboratorio es necesaria para la conversión de los volúmenes medidos a volúmenes corregidos a la temperatura estándar de 60 ºF y además para la verificación y ajuste de la medida obtenida por los densitómetros en línea.

6.1    CORRECCIÓN DE LA DENSIDAD

En 1974 el API inició la tarea de revalidar las tablas de factores de corrección por temperatura. El trabajo culminó con la mejora de las tablas de 1952, por las tablas de la versión de 1980, estas últimas separan las tablas de corrección de densidad y volumen, en tres grupos: A “crudos”, B “refinados” y C “aplicaciones especiales”.

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En la Tabla No. 4, se resumen las tablas que deben utilizarse para corrección de densidad y volumen según el estándar API MPMS Capítulo 11.1-2004/IP 200-04/ASTM D 1250-04. En esta versión de las tablas se ha hecho una clasificación en tres grupos básicos de productos: crudos, productos refinados y aceites lubricantes.

Adicionalmente, se incluye en el estándar otra clasificación denominada “aplicaciones especiales” en la cual el coeficiente de expansión térmica se determina experimentalmente y con el mismo se entra en las tablas C, para determinar el VCF.

Tabla No. 4 – Clasificación de tablas de corrección por producto

Designación de tablas por tipo de producto
Descripción	Unidades de Densidad	Temp. Base	Crudo	Refinados	Aceites lubricantes	Aplicaciones especiales
Corrección de Gravedad API a 60 °F	°API	60 °F	5A	5B	5D
Corrección de volumen a 60 °F contra Gravedad API A 60 °F	°API	60 °F	6A	6B	6D	6C
Corrección de densidad relativa obsvd. a densidad relativa a 60 °F	Densidad relative	60 °F	23A	23B	23D
Corrección de volumen a 60°F contra densidad relativa a 60 °F	Densidad relative	60 °F	24A	24B	24D	24C
Corrección de la densidad obsvd. a Densidad a 15 °C	kg/m3	15 °C	53A	53B	53D
Corrección de volumen a 15 °C contra densidad a 15 °C	kg/m3	15 °C	54A	54B	54D	54C

Agua: la densidad y volumen del agua se corrigen por efecto de la temperatura y presión de acuerdo a la norma API MPMS 11.4.1 “Density of Water and Water Volumetric Correction Factors for Water Calibration of Volumetric Provers”. Tome los valores corregidos para la calibración de medidores de densidad de laboratorio y en línea.

Aire: la densidad con efecto de temperatura, presión barométrica, humedad relativa en el aire se puede calcular de acuerdo al procedimiento del numeral 8.2 de la publicación NIST SOP2. Tomar este valor para la calibración de densitómetros de laboratorio y en línea.

Aplicaciones Especiales: (Numeral 11.1.5.2 de la norma API MPMS 11.1) dentro de este grupo se encuentran hidrocarburos o mezclas donde predominan hidrocarburos que no son representados por el grupo de crudos, productos refinados y bases lubricantes. El coeficiente de expansión térmica (α60) es determinado por diez mediciones de la densidad versus la temperatura (incluye la densidad a la temperatura de referencia).

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Esta aplicación se ha encontrado satisfactoria para mezclas Diesel-Biodiesel, gasolinas oxigenadas y mezclas de éstas.

El Metil ter butil éter (MTBE) también queda cubierto por este grupo, utilizando en los cálculos un factor de expansión térmica a 60 ºF (α60 ) de 789,0 x 10-6 ºF-1

La mezcla gasolina-etanol (10%) está bien representada por el factor de expansión térmica (α60) de 714.34 x 10-6 ºF-1.

Asfalto: la norma ASTM D4311 aplica para el cálculo de factores de corrección volumétrica. Las tablas históricas del API 6 y 6B también son aceptables.

Butadieno, las tablas 1 a 4 del ASTM D 1550 “Standard ASTM Butadiene Measurement Tables” deben ser usadas para la corrección volumétrica por temperatura en el cálculo de cantidades de butadieno. Estas tablas cubren los rangos de operación normales para la reducción de la gravedad especifica (densidad relativa) y volumen a 15.6/15.6°C (60/60°F) y para cálculos de las relaciones peso-volumen del butadieno. Las tablas aplican al butadieno y concentraciones de butadieno (mínimo 60% butadieno). Para la determinación de los factores de corrección por presión aplica el API MPMS 11.1.

Ciclohexano y Aromáticos: la norma ASTM D1555 aplica para el cálculo de los factores de corrección por temperatura. Para corregir por presión siga las instrucciones de la norma API MPMS 11.1.

Combustibles Reformulados: el API ha investigado factores de corrección para combustibles reformulados. En este estudio están contenidos gasolina que contiene uno de los siguientes oxigenantes: MTBE, ETBE, DIPE y TAME. La adición de menores proporciones de éteres a gasolinas, por encima de 2.7% en peso de oxigeno, como lo permitido en muchas especificaciones de combustibles, no cambia significativamente los factores de corrección del grupo productos refinados; por lo tanto se pueden utilizar las mismas tablas del API MPMS Capitulo 11 y ASTM D1250.

Componentes Puros: los componentes parafínicos puros (C5+) se representan bien en el grupo de crudos.

Condensado de gas: es el condensado parafínico de la producción de gas de pozo, está compuesto principalmente por butanos, pentanos, hexanos y heptanos. El condensado de gas debe ser considerado parte del grupo de Crudo de las tablas de medida del petróleo, según normas ASTM D1250 y API MPMS 11.1, dado que su densidad cae en el rango apropiado.

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Crudos: la densidad se corrige de acuerdo con el ASTM D 1250 y el API MPMS 11.1 categoría/grupo crudos generalizados siempre y cuando su densidad se encuentre en el rango de -10 a 100 °API. Los aceites crudos que han sido estabilizados para propósitos de transportarlos o almacenarlos y cuya gravedad API se encuentra dentro de estos límites son considerados parte de este grupo.

Destilados parafínicos, nafténicos y bases lubricantes: deben ser considerados parte del grupo de aceites lubricantes de las tablas de medición del petróleo, según normas ASTM D1250 y API MPMS 11.1.

Etileno, el API MPMS 11.3.2.1 “Ethylene Density” permite determinar la densidad (Lb/pie3) o el factor de compresibilidad para el etileno fase vapor medido dentro de un rango de temperatura de 65 °F a 167°F y un rango de presión de 200 a 2100 psia. Use el API MPMS 11.1 para determinar la porción de los factores de corrección volumétricos correspondiente a la corrección por presión.

Propileno alta pureza >99%, el API MPMS 11.3.3.2 “Propylene Compressibility” permite determinar la densidad (Lb/pie3) a condiciones de flujo del propileno líquido en los siguientes rangos: temperatura 30°F a 165°F y presión de saturación hasta 1600 psia. Para la determinación de los factores de corrección por presión aplica el API MPMS 11.1.

Gasolina Natural: las gasolinas naturales son sustancias parafínicas y no son realmente productos refinados. Estas sustancias deben ser consideradas parte del grupo de Crudo de las tablas de medición del petróleo, según normas ASTM D1250 y API MPMS 11.1, dado que su densidad cae en el rango apropiado.

Productos refinados, son considerados parte del grupo de productos refinados, según normas ASTM D1250 y API MPMS 11.1, los siguientes: gasolina regular, gasolina extra, nafta crackeada, nafta virgen, nafta pesada, viginoil, ACPM Regular, ACPM Extra, Jet A1, keroseno, combustóleo, alquilato, avigas (gasolina de aviación), disolventes 1, 2, 3 y 4, mezcla de hexanos, gasolina natural aromática.

GLP y GLN: Gases Licuados del Petróleo y Gas Licuado Natural contienen predominantemente butano y propano y provienen de la gasolina natural, gas natural o son producidos durante los procesos de refinación. Por Normativa de Ecopetrol actualmente se utilizan las tablas de corrección de volumen de 1952, cuando se produzca un cambio en este sentido se deberán utilizar las Normas API MPMS 11.2.4 y API MPMS 11.2.2 con su addendum para la corrección de densidad en el rango de densidades relativas (60 °F/60 °F) de 0.3500 a 0.6880 (272.8 a 74.2°API).

Nota 1:	en caso que el usuario no esté satisfecho con la corrección de densidad y volumen siguiendo los criterios del grupo aceites lubricantes, siga las instrucciones del numeral 11.1.5.2 de la norma API MPMS 11.1 que trata sobre aplicaciones especiales para determinar los coeficientes de expansión térmica del producto medido.

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6.2    CONVERSIONES A PESO Y VOLUMEN DE HIDROCARBUROS

6.2.1    Factores y tablas de conversión

Para conversión de las unidades de peso, utilice los siguientes factores de conversión entre toneladas.

•	1 Tonelada larga (long ton) = 1016,04691 kg
•	1 Tonelada corta (short ton) = 907,18474 kg

Para la conversión de volumen a peso en el aire e interconversión entre volúmenes a 60 °F y 15 °C, utilice las tablas que se encuentran en el volumen XI de las tablas de medida de hidrocarburos de la ASTM D1250 Volúmenes XI/XII

Tabla 8: “Libras por galón americano a 60 °F y galón americano a 60 °F por libra contra gravedad API a 60 °F”. Esta tabla da el peso en libras en el aire de 1 galón americano de hidrocarburo a 60 °F y el volumen en galones americanos a 60 °F que ocupa 1 libra de hidrocarburo en el aire, para valores de gravedad API en el rango de 0 a 85 °API @ 60°F.

Nota 2:	Esta tabla deberá usarse para pequeñas cantidades de hidrocarburos y se debe conocer la gravedad API a 60 °F. Sí el volumen ha sido medido a otra temperatura se deberá encontrar el volumen equivalente a 60 °F usando las Tablas 6.

Tabla 9: “Toneladas cortas (short ton) por 1000 galones americanos a 60 °F y por barril a 60 °F contra gravedad API a 60 °F”. Esta tabla presenta el peso en toneladas cortas en el aire de 1000 galones americanos de hidrocarburo y de 1 barril (42 galones americanos) de hidrocarburo, ambos a 60 °F para valores de gravedad API en el rango de 0 a 85 °API @ 60°F.

Nota 3:	Esta tabla deberá usarse con valores de gravedad API a 60 °F. Sí el volumen ha sido medido a otra temperatura se deberá encontrar el volumen equivalente a 60 °F usando las Tablas 6.

Tabla 10: “Galones americanos a 60 °F y barriles a 60 °F por tonelada corta contra gravedad API a 60 °F”. Esta tabla presenta el volumen en galones americanos y en barriles, ambos a 60 °F, que es ocupado por 1 tonelada corta de hidrocarburo en el aire para valores de gravedad API en el rango de 0 a 85 °API @ 60°F. Esta tabla deberá usarse con valores de gravedad API a 60 °F

Tabla 11: “Toneladas largas (long ton) por 1000 US galones a 60 °F y por barril a 60 °F contra gravedad API a 60 °F”. Esta tabla presenta el peso en toneladas largas en el aire de 1000 galones americanos de hidrocarburo y de 1 barril de hidrocarburo ambos a 60 °F para valores de gravedad API en el rango de 0 a 85 °API @ 60°F. (Ver Nota 3)

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Tabla 12: “Galones americanos a 60 °F y barriles a 60 °F por tonelada larga contra gravedad API a 60 °F”. Esta tabla presenta el volumen en galones americanos y en barriles, ambos a 60 °F, que es ocupado por 1 tonelada larga de hidrocarburo en el aire para valores de gravedad API en el rango de 0 a 85 °API @ 60°F. Esta tabla deberá usarse con valores de gravedad API a 60 °F.

Tabla 13: “Toneladas métricas (toneladas) por 1000 galones americanos a 60 °F y por barril a 60 °F contra gravedad API a 60 °F”. Esta tabla presenta el peso en toneladas en el aire de 1000 galones americanos de hidrocarburo y de 1 barril de hidrocarburo, ambos a 60 °F para valores de gravedad API en el rango de 0 a 85 °API @ 60°F. (Ver Nota 3)

Tabla 14: “Metros cúbicos a 15°C por tonelada corta y por tonelada larga contra gravedad API a 60 °F”. Esta tabla presenta el volumen en metros cúbicos a 15 °C que es ocupado por 1 tonelada corta y 1 tonelada larga de hidrocarburo en el aire para valores de gravedad API en el rango de 0 a 100 °API @ 60°F.

Nota 4:	Esta tabla deberá usarse con valores de gravedad API a 60 °F. Los volúmenes están a 15 °C (59 °F) y no a 60 °F.

Tabla 22: “Galones americanos a 60 °F a litros a 15 °C y barriles a 60 °F a metros cúbicos a 15 °C”. Esta tabla da el número de litros a 15 °C equivalente a 1 galón americano a 60 °F y el número de metros cúbicos a 15 °C equivalentes a 1 barril (42 galones americanos) a 60 °F, para valores de densidad relativa 60°F/60°F en el rango de 0.654 a 1.075.

Nota 5:	Esta tabla deberá usarse con valores de densidad relativa 60/60 °F. Los volúmenes en litros y metros cúbicos están a 15 °C (59 °F) y no a 60 °F.

Tabla 26: “Libras por galón americano a 60 °F y galón americano a 60 °F por libra contra densidad relativa 60°F/60°F”. Esta tabla da el peso de libras en el aire de 1 galón americano de hidrocarburo a 60 °F y el volumen en galones americanos a 60 °F que es ocupado por 1 libra de hidrocarburo, para valores de densidad relativa 60°F/60°F en el rango de 0.500 a 1.100. Esta tabla deberá usarse cuando se manejan cantidades relativamente pequeñas de hidrocarburos.

Nota 6:	Se debe conocer la densidad relativa 60°F/60°F. Sí el volumen ha sido medido a otra temperatura se deberá primero encontrar el volumen equivalente a 60 °F usando la Tabla 24.

Tabla 27: “Toneladas cortas por 1000 galones americanos a 60 °F y por barril a 60 °F contra densidad relativa a 60°F/60°F”. Esta tabla da el peso en el aire en toneladas cortas de 1000 galones americanos de hidrocarburo y de 1 barril de hidrocarburo, ambos a 60 °F, para valores de densidad relativa 60°F/60°F en el rango de 0.650 a 1.075. (Ver Nota 6)

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Tabla 28: “Galones americanos a 60 °F y barriles a 60 °F por tonelada corta contra densidad relativa a 60°F/60°F”. Esta tabla da el volumen en galones americanos y barriles, ambos a 60 °F que son ocupados por 1 tonelada corta de hidrocarburo en el aire para valores de densidad relativa 60°F/60°F en el rango de 0.650 a 1.075. (Ver Nota 6).

Tabla 29: “Toneladas largas por 1000 galones americanos a 60 °F y por barril a 60 °F contra densidad relativa a 60°F/60°F”. Esta tabla presenta el peso en toneladas largas en el aire de 1000 galones americanos de hidrocarburo y de 1 barril, ambos a 60 °F para valores de densidad relativa 60°F/60°F en el rango de 0.650 a 1.075. (Ver Nota 6).

Tabla 30: “Galones americanos a 60 °F y barriles a 60 °F por tonelada larga contra densidad relativa 60°F/60°F”. Esta tabla da el volumen en galones americanos y barriles, ambos a 60 °F que son ocupados por 1 tonelada larga de hidrocarburo en el aire para valores de densidad relativa 60°F/60°F en el rango de 0.650 a 1.075. (Ver Nota 6).

Tabla 31: “Metros cúbicos a 15 °C por tonelada corta y por tonelada larga contra densidad relativa 60°F/60°F”. Esta tabla da el volumen en metros cúbicos a 15 °C que son ocupados por 1 tonelada corta y por 1 tonelada larga de hidrocarburo en el aire para valores de densidad relativa 60°F/60°F en el rango de 0.650 a 1.075. (Ver Nota 6).

Tabla 52: “Barriles a 60 °F a metros cúbicos a 15 °C y metros cúbicos a 15 °C a barriles a 60 °F”

Tabla 56: “Kilogramos por litro a 15 °C y litros a 15 °C por tonelada métrica contra densidad a 15 °C”. Esta tabla da el peso en el aire en kilogramos de 1 litro de hidrocarburo a 15 °C y el volumen en litros a 15 °C ocupado por 1 tonelada métrica en el aire de hidrocarburo ambos para valores de densidad a 15 °C en el rango de 0.500 a 1.100 Kg/L.

Tabla 57: “Tonelada corta y tonelada larga por 1000 litros a 15 °C contra densidad a 15 °C”. Esta tabla da el peso en el aire en toneladas cortas y toneladas largas de 1000 litros de hidrocarburo a 15 °C, para valores de densidad a 15°C en el rango de 0.500 a 1.100 Kg/L.

Nota 7:	Se debe conocer la densidad a 15 °C. Sí el volumen ha sido medido a otra temperatura se deberá primero encontrar el volumen equivalente a 15 °C usando la Tabla 54.

Tabla 58: “Galones americanos a 60 °F y barriles a 60 °F por tonelada métrica contra densidad a 15 °C”. Esta tabla da el volumen en galones americanos y barriles, ambos a 60 °F que ocupa 1 tonelada métrica en el aire de hidrocarburo.

6.2.2    Conversión a peso y volumen de ciclohexano y productos aromáticos

Para convertir la densidad en vacío (g/mL) a densidad en el aire (kg/gal) se tiene:

[m/v]60 = [1.00014992597D60 – 0.00119940779543]f

f = 3.785412

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Donde:

[m/v][60] =	Densidad en el aire a 60 °F, kg / gal (U.S.)
D60 =	Densidad en el vacio a 60 °F, g /mL
f =	factor para convertir g/mL a kg /gal (U.S.)

6.3   DENSITÓMETROS (DENSÍMETROS EN LÍNEA)

Los densitómetros son equipos que miden la densidad de un fluido en línea. Para la medición dinámica de densidad en Ecopetrol S.A., los densitómetros que se instalen en cualquier Sistema de Medición de Transferencia en Custodia deben cumplir con los siguientes requisitos mínimos:

✓	El material y el principio de medición del equipo no debe ser en NINGÚN caso perjudicial para la salud de los trabajadores de ECOPETROL S.A.
✓	El equipo debe disponer de facilidades para su limpieza, calibración y operación directa; lo cual incluye la disponibilidad de procedimientos, recursos y repuestos por los representantes, debidamente calificados para el tema en el país.
✓	La frecuencia de verificación de los equipos suministrados debe ser de seis meses.
✓	Los equipos que se instalen deben cumplir con la norma vigente API MPMS Capítulo 14.6.8.4, en cuanto a precisión para transferencia en custodia, con una repetibilidad igual o mejor que ±0,0005 g/mL sobre el rango de las condiciones de proceso.
✓	Cada densitómetro instalado debe tener capacidad de entregar la señal requerida a los computadores de flujo del sistema de medición dinámico respectivo en tiempo real, para que este realice los cálculos necesarios para obtener y visualizar la densidad relativa (SG) y la gravedad API a 60 °F.
✓	El medidor de densidad debe poseer una RTD, tipo Pt-100 (100 ohmios @ 0 °C), de 4 hilos, con una precisión Clase A de acuerdo con DIN 43760, rango mínimo de medición 0 °C a 100 °C.
✓	Los equipos deben tener la capacidad para manejar cambios repentinos de baches y condiciones externas extremas.
✓	Los densitómetros deben soportar la influencia de la vibración de las líneas donde sean instalados cuando éstas se encuentren en operación, por lo tanto, de acuerdo con el equipo se deben instalar las adecuaciones y protecciones necesarias para evitar que ocurran fallos en la medición, interferencias, o diálogo cruzado. Se debe demostrar con certificados y comparaciones de ingeniería, que las condiciones de operación no influyen en la toma y migración de los datos hacia los computadores de flujo.
✓	Los densitómetros deben estar protegidos con sistemas de aislamiento y aterrizamiento adecuados. El cable de señal debe estar provisto de blindaje para evitar interferencia o ruido.

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✓	Los densitómetros nuevos deben estar calibrados por un laboratorio acreditado por un organismo certificador, se deben entregar documentadas las ecuaciones correspondientes a los factores de calibración de cada uno de los equipos, con sus respectivos parámetros de configuración y constantes de calibración, con el fin de incluir esta información en los computadores de flujo del sistema de medición. Por otra parte, el proveedor del equipo debe entregar los procedimientos y metodologías sugeridas para la verificación o recalibración del mismo.

6.3.1    Aplicaciones de los densitómetros

Además de la medición de densidad en línea los densitómetros se utilizan para aplicaciones especiales, entre las cuales se pueden mencionar:

✓	Identificación de cambio producto: se mide la densidad relativa de fluidos que se transportan por un poliducto, con lo cual se puede determinar la presencia de un producto diferente para direccionarlo a otra área de almacenamiento o a otro cliente.
✓	Determinación de calidad: para determinar la calidad de un producto terminado. Esta es una medición de la composición del fluido.
✓	Detección de interfase en un tanque estático o en una línea: en esta aplicación, el densitómetro debe monitorear de manera continua la densidad del fluido en su punto de instalación y cuando la interfase alcance este punto, se detectaría como un cambio de densidad. Cuando se usa en una línea indica remotamente si ocurre cambio de producto por llegada de la interfase y se procede a la debida segregación por cambio de densidad.

6.4     REDONDEO DE CIFRAS

Como guía para redondeo de cifras y niveles de discriminación de dígitos requeridos para cálculos de tiquetes de medición, consultar el parágrafo 11 del API MPMS Capítulo 12.2.2,

7.   REGISTROS

Son los formatos que soportan la determinación de la densidad entre ellos están:

•	Reportes de resultados de la gravedad API.
•	Certificado de calibración vigente del hidrómetro
•	Certificado de calibración vigente de los densímetros automáticos.
•	Documentos que muestren los programas de calibración de los hidrómetros.
•	Carta de control de los métodos

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•	Calibración y verificación de los picnómetros
•	Formato “Verificación y calibración de densímetros”
•	Formato “Mantenimiento e inspección de los hidrómetros”

8.	CONTINGENCIAS

No aplica

9.	BIBLIOGRAFÍA

ASTM D70 Método de ensayo estándar para determinar la densidad de asfalto

ASTM D 287 Método de ensayo estándar para gravedad API de crudo y productos del petróleo (método del hidrómetro).

ASTM D 792 Métodos de ensayo estándar para densidad y gravedad específica (densidad relativa) de plásticos por desplazamiento

ASTM D1250 Guía para las Tablas de Medición del Petróleo

ASTM D1298 Método de ensayo estándar para Densidad, Densidad Relativa (Gravedad Específica) ó Gravedad API del Petróleo Crudo y Productos Líquidos del Petróleo (método del hidrómetro).

ASTM D1555 Método para el cálculo de volumen y masa de ciclohexano e hidrocarburos aromáticos.

ASTM D1657 Método de ensayo para la medida de densidad y densidad relativa de hidrocarburos livianos por medio del hidrómetro bajo presión.

ASTM D2163 Método de ensayo para el análisis de composición de gases licuados del petróleo por cromatografía de gases.

ASTM D2598 Práctica para el cálculo de ciertas propiedades de los gases licuados del petróleo, a partir del análisis de composición.

ASTM D4052 Método de ensayo para la medida de densidad y densidad relativa de líquidos por medio del densímetro digital

ASTM D4311 Práctica para determinar la corrección de volumen del asfalto a una temperatura de referencia

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ASTM D5002 Método de ensayo para la medida de densidad y densidad relativa de crudos por el analizador de densidad digital

ASTM E1 Especificación para Termómetros ASTM

ASTM E100 Especificación para Hidrómetros ASTM

ASTM Volumen X - XI - Tablas de Medición del Petróleo

API MPMS Capítulo 7, Medición de Temperatura.

API MPMS Capítulo 11.1 Corrección del volumen por efecto de la temperatura y presión en crudos, productos del petróleo y bases lubricantes.

API MPMS Capítulo 11.2.2 Factores de compresibilidad para hidrocarburos livianos: densidad relativa (60ºF/60ºF) 0,350 - 0,637 y temperatura -50 a 140 ºF y su addendum.

API MPMS Capítulo 11.3.2.1, Densidad del etileno

API MPMS Capítulo 11.3.3.2, Compresibilidad del Propileno

API MPMS Capítulo 11.2.4 Corrección del volumen por efecto de la temperatura en Gas Licuado del Petróleo y Gas Licuado Natural, Tablas 23E, 24E, 53E, 54E, 59E y 60 E

API MPMS Capítulo 11.4.1 Densidad y factores de corrección volumétrica del agua para la calibración de probadores.

API MPMS Capítulo 14.6, Medición continua de la densidad

NIST SOP2 Procedimiento para aplicar correcciones de masas por efecto de la flotabilidad del aire.

10. ANEXOS

No aplica

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Para mayor información sobre esta directriz y el Manual de Medición de Hidrocarburos, dirigirse a:

RODRIGO SATIZABAL RAMÍREZ

Jefe del Departamento de Medición y Contabilización de Hidrocarburos, GPS-VSM

RESPONSABLE	RODRIGO SATIZABAL RAMÍREZ Jefe del Departamento de Medición y Contabilización de Hidrocarburos, GPS-VSM
REVISÓ	PABLO MOTTA CANDELA Gerente de Planeación y Suministro GPS – VSM	ADRIANA GARCIA MOLANO Líder Grupo Apoyo Legal VSM
APROBÓ	CAMILO MARULANDA Vicepresidente de Suministro y Mercadeo - VSM

MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 10 - AGUA Y SEDIMENTO
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-10	Aprobado: 22/04/2010	Versión: 01

	TABLA DE CONTENIDO

		Pág.
1	OBJETIVO	2
2	GLOSARIO	2
3	CONDICIONES GENERALES	2
4	DESARROLLO	2
4.1.	VALORACIÓN POTENCIOMÉTRICA	2
4.2.	AGUA Y SEDIMENTO POR CENTRÍFUGA	6
4.3.	MÉTODO POR DESTILACIÓN	10
4.4.	SEDIMENTO EN CRUDOS Y COMBUSTÓLEO POR EL MÉTODO DE EXTRACCIÓN	12
4.5.	REGISTROS	15
5.	CONTINGENCIAS	15

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GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-10	Aprobado: 22/04/2010	Versión: 01

1	OBJETIVO

Establecer los lineamientos y criterios que se deben tener en cuenta para realizar las pruebas de contenido de agua y sedimento en el crudo, para fiscalización y cuando se recibe o entrega por transferencia de custodia.

2	GLOSARIO

Para una mayor comprensión de este documento consulte el Manual de Medición de Hidrocarburos y Biocombustibles (MMH) Capítulo 1 — Condiciones Generales y Vocabulario, Numeral 2 – Glosario.

3	CONDICIONES GENERALES

•	El contenido de agua y sedimento (BSW) en los crudos y combustóleos, es de importancia significante, debido a que puede generarse corrosión en los equipos y problemas en procesamiento y transporte. La determinación del BSW se requiere para cuantificar exactamente los volúmenes netos transados, existentes en inventarios, o transferidos en operaciones de transferencia de custodia; este valor se utiliza para calcular el factor de corrección por agua y sedimentos (CSW).

•	Las muestras a ser ensayadas deben haberse obtenidas y extraidas de acuerdo a como se especifica en el MMH Capítulo 8, los procedimientos corporativos ECP-VSM-P-016 Procedimiento para muestreo en tanques de almacenamientos y ECP-VSM-P-052 Procedimiento para toma de muestras en línea y evaluación del tomamuestras, y en el API MPMS Capítulo 8.1 (ASTM D 4057), Capítulo 8.2 (ASTM D 4177) y en el Capítulo 8.3 (ASTM D 5854).

•	En campos de producción rige la resolución 8-0245 de 1994 emitida por el Ministerio de Minas y Energía, la cual establece como métodos aplicables la Norma ASTM D4377 para la determinación del contenido de agua y la Norma ASTM D473 para la determinación del contenido de sedimentos.

4	DESARROLLO

Los métodos descritos a continuación se basan en las normas ASTM y en el API MPMS Capítulo 10 "Sediment and Water". La aplicación del método específico se encuentra detallada en cada una de las normas.

4.1.	VALORACIÓN POTENCIOMÉTRICA

El método tiene como referencia el estándar ASTM D 4377 — Standard Test Method for Water in Crude Oils by Potentiometric Karl Fischer Titration. API Designation: MPMS Chapter 10.7.

Este método cubre la determinación de agua dentro de un rango de 0,02 a 2% en crudos que contienen menos de 500 ppm de azufre como mercaptanos, sulfuros o ambos, con reactivo Karl Fischer estándar o reactivos de Karl Fischer libres de piridina.

Después de homogenizar la muestra de crudo con un mezclador de inmersión, se toma una alícuota y en un solvente se titula hasta obtener un punto final electrométrico.

El fundamento del método es la reacción química descubierta por R. W. Bunsen:

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GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-10	Aprobado: 22/04/2010	Versión: 01

Para la determinación del agua, según Karl Fischer se utiliza un medio no acuoso, un exceso de dióxido de azufre y piridina para neutralizar los ácidos formados. El solvente más adecuado resultó ser el metanol. La reacción es de tipo redox y el yodo es el agente oxidante.

La piridina se ha ido reemplazando por el imidazol y dietanolamina. Todos los reactivos deben ser anhidros.

Figura 1 - Equipo de titulación Karl Fischer

4.1.1. Equipos

•	Titulador Karl Fischer, usado para realizar una medición electrométrica en la determinación del punto final. Se hallan disponibles en el mercado diferentes marcas, cuyos equipos cumplen el mismo propósito.

•	Mezclador, es usado para homogenizar la mezcla de crudos y debe ser de alta velocidad y sin aireación para poder cumplir la prueba de eficiencia de homogeneización. La velocidad debe estar entre 5000 y 7000 RPM según la norma.

•	Jeringas, son usadas para adicionar las muestras y el líquido base al recipiente de titulación. El diámetro de las agujas usadas debe ser lo más reducido posible, pero lo suficientemente largas para evitar problemas de contra presión o bloqueo durante el muestreo.

•	Impresora de resultados de la titulación (opcional).

•	Barra de agitación magnética.

•	Vaso de titulación.

•	Bureta dosificadora.

4.1.2. Reactivos y materiales

Pureza de reactivos: productos químicos grado reactivo que deben usarse durante todo el ensayo. Todos los reactivos, a menos que se indique lo contrario, deben estar conformes con las especificaciones del Comité de Reactivos Analíticos de la Sociedad Americana de Química, donde tales especificaciones están disponibles. Otros grados pueden ser usados, siempre y cuando primero se establezca que el reactivo es de la pureza lo suficientemente alta para permitir su uso sin disminuir la exactitud en la determinación.

Pureza del agua: a menos que se indique lo contrario, las referencias al agua deben ser entendidas como agua grado reactivo, de acuerdo con lo definido en el ASTM D 1193 “Standard Specification for Reagent Water” para el tipo IV.

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GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-10	Aprobado: 22/04/2010	Versión: 01

1-Etilpiperidina (99% +) (Precaución: irritante, inflamable)

Reactivos Karl Fischer: reactivo estándar con piridina ó reactivo libre de piridina.

•	Solución Reactiva Karl Fischer, de etilén-glicol-monometileter, estabilizado, conteniendo piridina (1 mL = 5 mg de agua), este reactivo debe ser usado fresco. Debe ser usado con el solvente que se describe en f (Precaución: combustible. Peligroso si es tragado, inhalado o absorbido a través de la piel).

•	Reactivo Karl Fischer libre de piridina (un componente) reactivo diluido con xileno – diluya 3 partes del reactivo Karl Fischer (un componente) libre de piridina (1 mL = 5 mg de agua) con una parte del xileno. El reactivo Karl Fischer debe usarse fresco. Debe ser usado con solvente.

Metanol (anhidro): máximo 0,1% de agua pero preferiblemente por debajo de 0,05% de agua. Es inflamable, genera vapores peligrosos y puede ser fatal o causar ceguera si es inhalado o ingerido.

Solvente de muestra: utilice a) para el reactivo estándar Karl Fischer que contiene piridina y b) para el reactivo Karl Fischer libre de piridina.

a)	Solvente de muestra – Mezcle 40 mL de 1-etilpiperidina, 20 mL de metanol y 40 mL de reactivo Karl Fischer en una botella de vidrio sellable. Deje esta mezcla en reposo toda la noche antes de adicionar 200 mL de xileno grado reactivo. En algunos casos puede ser requerido metanol adicional para permitir una mejor función del electrodo.

b)	Solvente de muestra para reactivos libres de piridina – Mezcle 3 partes de cloroformo por 1 parte de solvente libre de piridina, usando parte del solvente del reactivo de dos componentes (contiene SO2 y amina inodora disuelta en metanol) y almacene en una botella de vidrio sellable. Una evaluación de un gran número de crudos ha demostrado que el xileno grado reactivo puede ser sustituido por cloroformo sin cambio aparente en la precisión de este método de ensayo. (Precaución: inflamable, vapores peligrosos). (Recomendado)

Xileno: Grado Reactivo. Menos de 0,05% de agua.

Cloroformo: Grado reactivo. Precaución: dañino si es inhalado o tragado. Cancerígeno (animal positivo). Irritante para los ojos y la piel. Puede producir vapores tóxicos si se quema.

Balanza electrónica: con una precisión de 0,001mg. Se debe verificar la balanza cada seis meses y calibrar cada año con el fin de evitar lecturas erróneas. Además en cada verificación o calibración se debe colocar una etiqueta que traiga la fecha, nombre de la empresa que realizó el procedimiento, nombre la persona y próxima fecha de calibración.

4.1.3. Calibración y estandarización

•	Estandarice el reactivo Karl Fischer por lo menos una vez al día.

•	Adicione suficiente solvente al recipiente de titulación hasta cubrir los electrodos. (El volumen del solvente depende del recipiente de la titulación). Cierre herméticamente el recipiente y agite con agitador magnético. Adicione reactivo Karl Fischer hasta que el punto final es alcanzado y mantenido durante 30 segundos.

•	Llene una jeringa con agua destilada teniendo en cuenta eliminar las burbujas de aire, seque la punta con papel secante para remover algo de agua que quede en la punta y determine con precisión el peso de la jeringa con agua. Adicione una gota de agua de la jeringa al solvente contenido en el vaso titulador, el cual ha sido previamente ajustado al punto final. Cierre el recipiente. Pese inmediatamente la jeringa con precisión. Titule el agua con reactivo Karl Fischer.

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GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-10	Aprobado: 22/04/2010	Versión: 01

•	Calcule el equivalente de agua del reactivo Karl Fischer como sigue:

Donde:

F   = agua equivalente del reactivo Karl Fischer, mg/mL

W  = agua adicionada, mg

t    =  reactivo requerido para la titulación de W mg de agua adicionada

•	Los valores por duplicado del agua equivalente, deben encontrarse en un 2% de error relativo.

Determine y registre el valor del agua equivalente del reactivo Karl Fischer en el formato de Registro de la estandarización del reactivo Karl Fischer ASTM D4377.

4.1.4.	Procedimiento

a)	Se debe homogenizar la muestra de crudo antes del análisis. Mezcle la muestra en el contenedor original. Utilizar un mezclador de inmersión de alta velocidad, al cual se le debe determinar previamente la eficiencia de homogenización.

b)	Revise y verifique que el vaso de titulación del equipo esté limpio, seco y cerrado herméticamente. Verifique el título del reactivo Karl Fischer utilizando agua destilada, o un patrón de agua.

c)	Adicione solvente en el vaso de titulación hasta que se cubran los electrodos. Ponga en funcionamiento el agitador magnético para una suave agitación.

d)	Neutralice la humedad del solvente adicionado en el vaso de titulación, utilizando reactivo Karl Fischer.

e)	Adicione la muestra teniendo en cuenta el tamaño de la misma de acuerdo a la tabla 1. Utilizando una jeringa limpia y seca (5 ó 10 mL), purgue la jeringa dos veces con la muestra y deseche el contenido.

f)	Tome la cantidad requerida de muestra y elimine cualquier burbuja de aire. Pese la jeringa con aproximación a 0,1 mg inyecte la muestra en el recipiente de titulación (el cual contiene el solvente neutralizado).

g)	Pese nuevamente la jeringa.

h)	Titule la muestra hasta alcanzar un punto final estable por lo menos 30 segundos y registre el volumen gastado del reactivo Karl Fischer con aproximación de 0,01 mL

i)	Drene el contenido del vaso de titulación y enjuague con solvente.

Nota: El solvente debe ser cambiado cuando el contenido de muestra excede de 2 g de crudo por 15 mL de solvente o cuando 4 mL de titulante por 15 de solvente ha sido adicionado al de titulación.

Tabla 1 - Tamaño de muestra

Contenido de agua esperado	Tamaño de la muestra
Pct. en masa	(g)
0 – 0,3	5
0,3 – 1,0	2

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 10 - AGUA Y SEDIMENTO
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ECP-VSM-M-001-10	Aprobado: 22/04/2010	Versión: 01

1,0 – 2,0	1

4.1.5. Cálculos

Calcule el contenido de agua de la muestra como porcentaje en masa de la siguiente forma:

Donde:

V	= volumen gastado de reactivo titulante Karl Fischer en mL
F	= equivalencia de agua del reactivo Karl Fischer, mg/mL
W	= muestra utilizada en gramos
10	= factor para convertir a porcentaje

Para expresar el resultado como porcentaje en volumen, multiplicar el contenido de agua en masa por la densidad relativa del crudo.

4.2.	AGUA Y SEDIMENTO POR CENTRÍFUGA

Por este método se puede determinar el contenido de agua y sedimento (BSW) en crudo, combustóleo y ACPM. El método no es enteramente satisfactorio, ya que la cantidad de agua detectada es casi siempre menor que el contenido real. Cuando se requiera mayor exactitud se pueden utilizar los métodos de agua por destilación o valoración y sedimento por extracción. Para realizar este método se debe usar un solvente saturado con agua para que la prueba sea representativa.

Las normas aplicables según el tipo de producto son:

•	ASTM D 4007 — Standard Test Method for Water and Sediment in Crude Oil by the Centrifuge Method (Laboratory Procedure). API Designation: MPMS, Chapter 10.3

•	API MPMS 10.4 — Determination of Water and/or Sediment in Crude Oil by the Centrifuge Method (Field Procedure)

•	ASTM D 2709— Standard Test Method for Water and Sediment in Middle Distillate Fuels by Centrifuge

•	ASTM D 1796 — Standard Test Method for Water and Sediment in Fuel Oils by the Centrifuge Method (Laboratory Procedure)

4.2.1. Equipos

Centrífuga, se requiere una centrífuga con capacidad de rotar o girar dos o más tubos llenos, a una velocidad que puede ser controlada para dar una fuerza centrífuga relativa mínima de 600 en la extremidad de los tubos. La centrífuga debe poseer un mecanismo de calentamiento controlado termostáticamente, para mantener una temperatura de 60±3 °C durante la prueba.

Tubos para centrífuga, los tubos deben ser de 203 mm de longitud (8 pulgadas), de forma cónica y fabricados de vidrio templado. Las graduaciones numeradas deben ser claramente distinguibles y se deben calibrar antes de su uso inicial. Las graduaciones para los tubos de 203 mm (8 pulg.) deben estar de acuerdo con las exigencias de la Tabla 2. Los errores de escala para tubos de centrífuga no deben exceder las tolerancias especificadas en dicha Tabla.

La exactitud de las marcas de graduación de los tubos debe ser volumétricamente verificada o gravimétricamente certificada, antes del uso del tubo en campo. La verificación incluye un chequeo de calibración a cada marca superior a partir de la marca de 0,25 mL y a las de 0,5, 1,0, 1,5, 2, 50 y 100 mL. El tubo no debe ser usado si el error en la escala para alguna marca excede la tolerancia aplicable de la Tabla 2.

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ECP-VSM-M-001-10	Aprobado: 22/04/2010	Versión: 01

Tabla 2 - Tolerancias de calibración para tubos de 203 mm

	Subdivisión,	Tolerancia
Rango, mL	mL	mL

0 – 0,1	0,05	±0,02
>0,1 – 0,3	0,05	±0,03
>0,3 – 0,5	0,05	±0,05
>0,5 – 1,0	0,10	±0,05
>1,0 – 2,0	0,10	±0,10
>2,0 – 3,0	0,20	±0,10
>3,0 – 5,0	0,50	±0,20
>5,0 – 10	1,00	±0,50
>10 – 25	5,00	±1,00

Figura 2 - Tubo para centrífuga

(Fuente: Norma ASTM D-4007)

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 10 - AGUA Y SEDIMENTO
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ECP-VSM-M-001-10	Aprobado: 22/04/2010	Versión: 01

Baño de temperatura controlada, debe ser un bloque metálico sólido o un baño líquido con suficiente profundidad para permitir la inmersión del tubo de centrífuga hasta la marca de 100 mL y capaz de calentar la muestra a 60±3 °C (140±5 °F). Para algunos crudos se pueden requerir temperaturas de 71±3 °C (160±5 °F) con el fin de fundir cristales de cera, de tal manera que no sean medidos como sedimentos. Para estos crudos la temperatura del ensayo se debe mantener lo suficientemente alta para asegurar la ausencia de cristales cerosos en la muestra analizada.

4.2.2. Reactivos y materiales

Tolueno: las características típicas del tolueno son un peso molecular de 92, un color de 10, un rango de ebullición (inicial al punto seco) de 2,0 °C (3,6 °F), punto de ebullición registrado de 110,6 °C (231,1 °F) y un residuo después de la evaporación de 0,001 (este producto es inflamable y tóxico, debe ser usado con ventilación apropiada y evitar el contacto prolongado o repetido con la piel).

Desemulsificante: cuando sea necesario, un desemulsificante debe ser usado para mejorar la separación de agua de la muestra, para prevenir que entre agua a la muestra, para prevenir que se pegue a las paredes del tubo de la centrífuga y para la distinción de la interfase agua-aceite. Cuando se usa un desemulsificante, este se mezcla de acuerdo a las recomendaciones de su fabricante y nunca deben adicionarse al volumen determinado de agua y sedimentos. El desemulsificante debe ser usado siempre en forma de una solución patrón desemulsificante-solvente o ser premezclado con el solvente a usarse en la prueba. El desemulsificante en solución debe ser almacenado en un recipiente oscuro con cierre ajustado.

4.2.3.	Procedimiento:

a)	Llenar dos tubos para centrifuga con la muestra hasta la marca de 50 mL, adicionar 50 mL de tolueno y 0,2 ml de desemulsificante.

b)	Tapar los tubos e invertirlos diez veces para asegurara que la muestra y el solvente se mezclen uniformemente. En caso de que la muestra este muy viscosa adicione primero el solvente y luego la muestra para facilitar la mezcla.

c)	Calentar los tubos por lo menos 15 min. a una temperatura de 60±3 °C. Asegurar los tapones y otra vez invertir los tubos diez veces para asegurar la uniformidad de la mezcla.

d)	Colocar los tubos dentro del equipo en posiciones opuestas y centrifugar por 10 min. La temperatura de la muestra durante la centrifugación debe permanecer entre 60±3 °C

e)	Luego de haber centrifugado leer y anotar el volumen combinado de agua y sedimento en el fondo de cada tubo.

f)	Nuevamente colocar los tubos en la centrífuga y centrifugar otros 10 min. Repita esta operación hasta que dos lecturas consistentes consecutivas sean obtenidas para cada tubo.

4.2.4.	Cálculos

Reporte la suma de agua y sedimento obtenida en cada tubo como el volumen final y este valor como el porcentaje de agua y sedimento (ver Figura 3). Reporte los resultados como se muestra en la Tabla 3.

Compare las lecturas de los dos tubos, si la diferencia entre las dos lecturas es mayor que una de las subdivisiones del tubo de centrífuga (ver Tabla 2) ó 0,025 mL para lecturas de 0,10 mL y menores, las lecturas son inadmisibles y la determinación debe ser repetida.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 10 - AGUA Y SEDIMENTO
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Figura 3 - Procedimiento para la lectura de agua y sedimento (tubos de 100 mL)

(Fuente: Norma ASTM D4007)

Tabla 3- Expresión de resultados

VOLUMEN DE AGUA Y SEDIMENTO, mL
Tubo 1	Tubo 2	Total %
No visible	Trazas	0
No visible	0,025	0,025
0,025	0,025	0,050
0,025	0,050	0,075
0,050	0,050	0,100
0,050	0,075	0,125
0,075	0,075	0,150
0,075	0,100	0,175
0,100	0,100	0,200
0,100	0,150	0,250

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ECP-VSM-M-001-10	Aprobado: 22/04/2010	Versión: 01

NOTA: los detalles descritos hacen referencia al método de Laboratorio que son pormenorizados en la Norma ASTM D4007 (API MPMS Capítulo 10.3). En campos de producción es factible utilizar el método de campo, para el cual aplica la Norma API MPMS 10.4 – Determination of Water and/or Sediment in Crude Oil by the Centrifuge Method (Field Procedure) para la determinación del contenido de BSW por centrífuga, en operaciones de control de proceso.

4.2.5. Diferencias entre los métodos de laboratorio y de campo

El método de campo es menos riguroso que el método de laboratorio ya que no se tiene establecido un nivel de precisión en la Norma.

En general, los dos métodos utilizan el mismo procedimiento y equipo similar, sin embargo se anotan las siguientes diferencias:

•	Con el método de campo se pueden utilizar tubos de centrífuga de 100 ó 200 partes (6 u 8 pulgadas de longitud).

•	El método de laboratorio recomienda la utilización de los tubos de 100 partes.

•	La fuerza centrífuga mínima relativa del método de campo es de 500, mientras que el método de laboratorio exige una fuerza mínima relativa de 600.

4.3.	MÉTODO POR DESTILACIÓN

Este método tiene como referencia el ASTM D 4006 – Standard Test Method for Water in Crude Oil by Distillation. API Designation: MPMS Chapter 10.2.

El método consiste en calentar la muestra bajo condiciones de reflujo con un solvente inmiscible en el agua. El solvente y agua condensados se separan continuamente en una trampa, quedando el agua en la parte graduada de la trampa y regresando el solvente al matraz de destilación. Como solvente se utiliza el xileno.

El montaje del equipo de destilación consta de: un matraz de destilación, un condensador, una trampa de vidrio graduada y un calentador. Antes de su uso inicial la trampa debe ser calibrada de acuerdo a las indicaciones señalas en la norma.

El volumen de agua obtenido, es reportado como fracción o porcentaje del volumen inicial de muestra de petróleo crudo.

4.3.1. Equipos

Matraz de destilación, capacidad de 1.000 mL, fondo redondo, provisto con junta cónica hembra 24/40. Debe recibir una trampa graduada con capacidad de 5 mL y divisiones de 0,05 mL. La trampa estará acoplada a un condensador Liebig de 400 mm, el cual tiene un tubo desecador en su parte superior.

Calentador. Preferible un manto eléctrico de calentamiento, por razones de seguridad.

4.3.2. Reactivos

•	Xileno, grado reactivo. Es necesario preparar un "blanco" colocando 400 ml de solvente en el aparato de destilación y haciendo la prueba como se indica más adelante. Dicho "blanco" se determina con aproximaciones hasta de 0,05 mL y se usa para corregir el volumen de agua en la trampa. (Advertencia: el xileno, es inflamable, sus vapores son nocivos.

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Figura 4 - Aparato para destilación

(Fuente: Norma ASTM D4006)

4.3.3. Calibración

•	Calibrar tanto la trampa como todo el equipo antes de utilizarlo.

•	Verificar la exactitud de las marcas de graduación en la trampa agregando agua destilada en incrementos de 0,05 mL, a 20 °C, usando una microprobeta o una micropipeta de precisión, con aproximación de 0,01 mL. Si se presenta una desviación de más de 0,050 mL entre el agua agregada y el agua observada, rechace la trampa o vuélvala a calibrar.

•	Calibre el aparato. Coloque 400 ml de xileno seco (0,02% de agua máximo) en el aparato y pruebe de acuerdo con la sección 4.3.4. Al final de la prueba, descarte el contenido de la trampa y agregue 1,00±0,01 mL de agua destilada, usando una probeta o micro pipeta, a 20 °C, directamente al recipiente de destilación y haga la prueba de conformidad con la sección 4.3.4. Repita el procedimiento inicial con 400 mL de xileno seco y agregue 4,50±0,01 mL directamente al matraz de destilación. El equipo estará en condiciones satisfactorias sólo si las lecturas de la trampa están dentro de las tolerancias especificadas a continuación:

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Tabla 4 - Tolerancias permisibles para la trampa

Fuente: Norma ASTM D4006

Limites Capacidad de la	Volumen de agua	Límites permisibles para agua
Trampa a 20 ºC (mL)	agregada a 20 ºC (mL)	recuperada a 20 ºC (mL)
5,00	1,00	1,00±0,025
5,00	4,50	4,50±0,025

•	Una lectura por fuera de estos límites puede ser por mal funcionamiento debido a fugas de vapor, ebullición demasiado rápida, imprecisión en las graduaciones de la trampa, o ingreso de humedad externa. Anote los datos en el formato de Registro de Datos del Blanco Y Calibración del Aparato para el Ensayo de Agua por Destilación ASTM D-4006

4.3.4. Procedimiento

•	La precisión de este método puede ser afectada por gotas de agua que se adhieren a la superficie del aparato y por lo tanto no se depositan en la trampa para poder ser cuantificadas. Para minimizar esta situación se recomienda limpiar químicamente la trampa y el condensador, por lo menos diariamente, para remover películas o residuos superficiales que puedan obstaculizar el libre drenaje del agua en el equipo.

•	Adicione la cantidad de muestra en el matraz y agregue suficiente xileno hasta alcanzar un volumen total de 400 mL. Para reducir salpicaduras del líquido en ebullición, se recomienda utilizar un agitador magnético.

•	Ensamble el equipo, asegurándose de que todas las conexiones queden herméticamente selladas para prevenir escapes de vapor y líquidos. Haga circular agua con una temperatura de 20-25 °C, por la camisa del condensador.

•	Aplicar calor al matraz de destilación, lentamente durante las primeras etapas de la destilación (aproximadamente 1/2 a 1 hora). Después del calentamiento inicial, ajuste la tasa de ebullición de manera que el condensado no llegue a más de 3/4 (hacia arriba) de la distancia que hay en el tubo interno del condensador.

•	El destilado deberá descargarse en la trampa a una razón de aproximadamente 2 a 5 gotas por segundo. Continúe la destilación hasta que no haya nada de agua visible en ninguna parte del aparato, excepto en la trampa, y hasta que el volumen del agua en la trampa permanezca constante durante por lo menos cinco minutos. En caso de una persistente acumulación de gotitas de agua en el tubo interior del condensador, lávese con xileno. Si este procedimiento no desaloja al agua, use un punzón o algo equivalente para lograr que el agua pase a la trampa.

•	Finalizada la extracción de agua, deje enfriar la trampa y su contenido. Desaloje cualquier gota de agua que pudiera quedar adherida a los lados de la trampa usando un punzón y échela a la capa de agua. Tómese la lectura del volumen de agua en la trampa, la cual está graduada en incrementos de 0,05 mL, pero el volumen debe calcularse hasta con aproximadamente de 0,025 mL.

4.4.	SEDIMENTO EN CRUDOS Y COMBUSTÓLEO POR EL MÉTODO DE EXTRACCIÓN

Este método se aplica para la determinación de sedimento en crudos y combustóleos por extracción con tolueno de acuerdo con el ASTM D473 Standard Test Method for Sediment in Crude Oils and Fuel Oils by the Extraction Method. API Designation: MPMS Chapter 10.1. La precisión del método aplica para un rango de niveles de sedimento desde 0,01 hasta 0,40% en masa, aunque se pueden determinar niveles más altos.

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Una porción para ensayo de una muestra representativa, la cual está contenida en un dedal refractario, se extrae con tolueno caliente hasta que el residuo muestre una masa constante. La masa del residuo calculada como porcentaje se reporta como sedimento por extracción.

Figura 5 - Equipo de extracción

Fuente: ASTM D473

4.4.1. Equipos

El aparato de extracción consta de: recipiente (erlenmeyer) de extracción, condensador metálico en forma de serpentín, dedal de extracción, canastilla de soporte para el dedal, copa para agua y una fuente de calor. Ver Figura 5

4.4.2. Equipos auxiliares

Balanza electrónica: con precisión de 0,1 mg, la cual se deberá calibrar por lo menos una vez al año.

Horno: capaz de mantener temperaturas de 120 °C, para secado de los dedales y preparación de los dedales nuevos. se debe calibrar por lo menos una vez al año.

Mufla: capaz de mantener temperaturas de 750 °C (1380 °F), la cual se utilizará para preparar los dedales usados. Se debe calibrar por lo menos una vez al año.

Mezclador de inmersión de alta velocidad: para homogenización de la muestra. Se le deberá practicar prueba de eficiencia de mezclado.

Campana de enfriamiento: utilizar un desecador, medio desecante como recipiente de enfriamiento.

4.4.3. Solvente

Tolueno, grado reactivo, el cual se debe usar con precaución por ser un producto inflamable y tóxico. Se debe manejar con ventilación apropiada.

4.4.4. Procedimiento

Preparación de un dedal nuevo. Frote la superficie externa con un papel de lija fino y remueva el material desprendido con una brocha o cepillo fino. Hacer una extracción preliminar con el tolueno, permitiendo que el solvente gotee por lo menos durante una hora. Secar del dedal durante una hora, a una temperatura de 115-120 °C (240-250 °F); enfriar en desecador por una hora y pesar con aproximación de 0,1 mg. Repetir la extracción hasta que la masa del dedal después de dos extracciones sucesivas no difiera en más de 0,2 mg.

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Preparación de un dedal usado. Remueva la porción combustible del sedimento acumulado calentando el dedal hasta el rojo vivo en una mufla durante veinte minutos, aproximadamente a 750 °C. Someta el dedal a una extracción preliminar de acuerdo al paso anterior, antes de usarlo para otra determinación.

Colocar una cantidad aproximada de 10 g de muestra en el dedal, inmediatamente después de haberla homogenizado. Pese el dedal y su contenido con una aproximación de 0,01 g. Agregar 150 mL a 200 mL de tolueno al frasco de extracción. Colocar el dedal en el aparato de extracción y extraer con tolueno caliente durante treinta minutos después que el solvente que emerge del dedal salga incoloro.

Asegurarse que la tasa de extracción sea tal, que la superficie de la mezcla de crudo y solvente en el dedal no sobrepase 20 mm del borde.

Cuando se examinen muestras que contengan más de 10% de agua en volumen, utilizar el montaje mostrado en la Figura 5. Si la copa se llena de agua, enfriar el aparato y vaciarla.

Después que la extracción se ha completado, secar el dedal durante una hora a 115-120 °C en el horno, enfriar luego en el desecador durante una hora y pesar con aproximación de 0,1 mg.

Repetir la extracción, permitiendo que el solvente gotee por lo menos durante una hora, pero no más de 75 minutos; secar, enfriar y pesar. Repetir la extracción durante períodos de una hora, si es necesario, hasta que las masas del dedal y el sedimento después de dos extracciones sucesivas no difieran en más de 0,2 mg.

4.4.5. Cálculos

Calcular el contenido de sedimento de la muestra como porcentaje en masa de la muestra original, de la siguiente manera:

Donde:

= contenido de sedimento de la muestra como porcentaje en masa

= masa del dedal, g

= masa del dedal más la muestra, g

= masa de la muestra más el sedimento, g

4.4.6. Reporte

Reportar el contenido de sedimento de la muestra como sedimento por extracción, en porcentaje en masa, con aproximación de 0,01%. El resultado debe referenciar al método de ensayo D 473/API MPMS Capítulo 10.1 como el procedimiento utilizado.

Dado que los valores de agua y sedimento se reportan generalmente como porcentaje en volumen, se debe calcular el volumen de sedimento como porcentaje de la muestra original. Para ello utilizar la siguiente ecuación:

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En donde:

  = contenido de sedimento de la muestra como % en volumen

  = contenido de sedimento de la muestra como % en masa

2,0   = valor arbitrario asignado como densidad del sedimento

4.5.	REGISTROS

Son los formatos que soportan la determinación de agua y sedimento entre ellos están:

•	Hoja de seguridad de los productos químicos a utilizar en cada método.

•	Certificados de aseguramiento metrológico de los instrumentos de análisis de acuerdo con la Tabla 1 del MMH — Capítulo 1 (Karl Fischer, balanza analítica, mufla, trampa de destilación, tubos de centrifuga) y etiqueta en el equipo que lo valide.

•	Prueba de eficiencia de mezclado del homogeneizador.

•	Copia en duro del procedimiento paso a paso del análisis.

•	Cartas de control de equipos de ensayo (Karl Fischer, balanza).

•	Formato del análisis de cantidad de agua y sedimentos que contiene el crudo indicando el número en el Sistema de gestión de calidad respectivo:

-	Método utilizado.

-	Fecha en que se realizó el análisis

-	Información necesaria para el desarrollo del método (peso de las jeringas, masa del agua, peso de la muestra, cantidad de solvente utilizado, entre otros)

-	Porcentaje de BSW según el método utilizado.

-	Nombre de quien efectúa el análisis.

-	Control de temperatura y humedad del laboratorio.

-	Estandarización del reactivo Karl Fischer dentro del ±2% de error, control de la deriva y/o estandarización de la trampa de agua dentro del ±0,050 mL.

-	Control diario de temperatura de la mufla (verificación contra termómetro de vidrio).

-	Control diario de estabilidad de la temperatura para la centrifuga, si posee calentamiento 60±3 °C.

5.	CONTINGENCIAS

No aplica

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GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-10	Aprobado: 22/04/2010	Versión: 01

Para mayor información sobre este Capítulo y en general del Manual de Medición de Hidrocarburos de Ecopetrol S.A, dirigirse a:

➢	Rodrigo Satizabal Ramírez

Jefe del Departamento de Medición y Contabilización de Hidrocarburos VSM-GPS-PMC
Ext.: 43390

➢	Mario Alberto Granada Cañas

Profesional I Departamento de Medición y Contabilización de Hidrocarburos VSM-GPS-PMC

Ext.: 50057

➢	Penélope Galeno Sáez

Profesional III Departamento de Medición y Contabilización de Hidrocarburos VSM-GPS-PMC

Ext.: 42080

RELACÓN DE VERSIONES

Versión	Fecha	Cambios
00	16/01/2006	Emisión del documento
01	22/04/2010	Revisión del documento

Revisió	Aprobó

/s/ RODRIGO SATIZABAL RAMÍREZ
RODRIGO SATIZABAL RAMÍREZ
Jefe Departamento de Medición y Contabilización
de Hidrocarburos – VSM-GPS-PMC
/s/ Claudia L. Castellanos R
CLAUDIA CASTELLANOS
/s/ MARIO A. GRANADA CAÑAS	Vicepresidente de Suministro y Mercadeo – VSM
MARIO GRANADA CAÑAS
Profesional Medición VSM-GPS-PMC

En representación de los lideres de medición de

VSM, VIT, VPR, GRB, GRC e ICP quienes

participaron en su elaboración.

Documento aprobado según acta del Comité

Táctico de Medición y Contabilización No. 02 de

2010 realizado en Abril 21 y 22

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPITULO 11 - FACTORES DE CORRECCIÓN VOLUMÉTRICA
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001-11	Fecha aprobación: 15/04/2011	Versión: 1

TABLA DE CONTENIDO

1	OBJETIVO	2

2	GLOSARIO	2

3	CONDICIONES GENERALES	2

4	DESARROLLO	3

4.1	LÍMITES DE TEMPERATURA, PRESIÓN Y DENSIDAD	3
4.2	CLASIFICACIÓN DE LOS LÍQUIDOS	3
4.3	APLICACIÓN DE TABLAS PARA SUSTANCIAS ESPECÍFICAS	4
4.4	TABLAS DE MEDICIÓN DE PETRÓLEO	8
4.5	CÁLCULO DEL CTL Y DEL CPL PARA HIDROCARBUROS LÍQUIDOS	8
4.6	INTER-CONVERSIONES ENTRE MASA, PESO Y VOLUMEN	16

5	CONTINGENCIAS	17

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ECP-VSM-M-001-11	Fecha aprobación: 15/04/2011	Versión: 1

1	OBJETIVO

Este capítulo es una guía para facilitar la determinación de los factores de corrección de volumen por efecto de densidad y presión que inciden en la liquidación correcta de volúmenes de hidrocarburos y biocombustible líquidos en operaciones de transferencia de custodia, control de inventarios, fiscalización y control operacional.

2	GLOSARIO

Condiciones “observadas” son los valores de la temperatura y la presión a la cual la densidad de un líquido ha sido medida. A partir de estas condiciones observadas se pueden desarrollar cálculos para corregir la densidad a otras condiciones de temperatura y presión.

Condición “estándar” ó “base”, son las condiciones de temperatura y presión a las cuales se expresa el volumen líquido para propósitos de transferencia de custodia. Las temperaturas actualmente aceptadas en el mundo son 60°F, 15°C y 20°C y presión manométrica cero (para productos no volatiles a la temperatura estándar) y presión de vapor de líquido (para productos volátiles). Estos dos términos tienen el mismo significado.

Condiciones “alternas”, son las condiciones de temperatura y presión, a las cuales la densidad observada o estándar puede ser corregida.

Para una mayor comprensión de este documento consulte el Manual de Medición de Hidrocarburos y Biocombustibles de Ecopetrol (MMH) — Capítulo 1 Condiciones Generales y Vocabulario, Numeral 2 Glosario.

Para una mayor comprensión de este documentoconsulte el Manual de Medición de Hidrocarburos y Biocombustibles de Ecopetrol (MMH) — Capítulo 1 Condiciones Generales y V ocabulario,Numeral 2 Glosario.

3	CONDICIONES GENERALES

La densidad y consecuentemente el volumen de los hidrocarburos es sensible a cambios en las condiciones de temperatura y presión. Los factores de corrección de volumen (VCF) se usan para corregir los volúmenes observados a volúmenes equivalentes a condiciones estándar (condiciones base) de temperatura y presión y que sirven como referente para obtener mediciones volumétricas equitativas en el comercio general.

El estándar API MPMS Capítulo 11 — “Physical Properties Data, Section 1 — Temperature and Pressure Volume Correction Factors for Generalized Crude Oils, Refined Products, and Lubricating Oils (Adjunct to ASTM D 1250–04 and IP 200/04) de Mayo 2004, Addendum 1, Sept. 2007” (de aquí en adelante API MPMS 11.1), establece procedimientos para la corrección volumétrica a condiciones de referencia y a condiciones alternas de tres grupos de productos: crudos, productos refinados líquidos y aceites lubricantes. El estándar incluye también una categoría adicional para aplicaciones especiales, en la cual se establece la corrección con base en un coeficiente de expansión térmica obtenido experimentalmente.

Las series de correlaciones determinadas en el API MPMS 11.1 tienen aplicabilidad en crudos, productos refinados o aceites lubricantes que se encuentran en estado líquido a condiciones normales de operación. El estándar establece un procedimiento por el cual la medición de densidad de estos productos tomada a cualquier condición de temperatura y presión, se puede corregir a una densidad equivalente a condiciones base. El estándar también suministra un método para efectuar la conversion a condiciones de temperatura alterna.

Los factores de corrección, en su forma básica, son la salida de una serie de ecuaciones que están basadas y derivadas de una serie de datos empíricos relacionados con el cambio volumétrico de hidrocarburos en un rango amplio de temperaturas y presiones. En su forma tradicional, estos factores han sido listado de una forma tabular denominada Tablas de Medición del Petróleo.

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Los productores, transportadores, refinadores y distribuidores usan las Tablas para corregir las densidades y volúmenes a la temperatura base de 60°F, 15°C, o 20°C que son las temperatures adoptadas internacionalmente por la industria del petróleo

El API MPMS 11.1 suministra el algoritmo y el procedimiento de implementación para la corrección de los efectos de la temperatura y la presión sobre la densidad y el volumen de los hidrocarburos líquidos que están catalogados en las categorías de crudos, productos refinados o aceites lubricantes. El factor combinado para los efectos de corrección por temperatura y presión sobre la densidad y el volumen se denomina factor de corrección por temperatura y presión de un líquido (CTPL) y se reporta con un nivel de precisión de cinco cifras decimales. La porción temperatura de esta corrección ha sido denominada históricamente como corrección por efecto de temperatura en el líquido (CTL) y la porción presión como corrección por efecto de presión en el líquido (CPL).

Los parámetros de salida (CTL, FRpR, CPL y CTPL) de este capítulo son utilizados en otros capítulos del API MPMS y del MMH.

4	DESARROLLO

4.1	LÍMITES DE TEMPERATURA, PRESIÓN Y DENSIDAD

En la Tabla 1 se relacionan, para cada categoría específica de producto, cuales son los límites de temperatura, densidad y presión de acuerdo con el API MPMS 11.1:

Tabla 1 - Límites de aplicación del estándar API MPMS 11.1

	GRUPO	Rango Gravedad API	Rango densidad kg/m3
	Crudos	-10 ≤ °API ≤ 100	610,6 ≤ ρ60°F ≤ 1163,5
Productos refinados	Gasolinas	52 ≤ °API ≤ 100	610,6 ≤ ρ60°F ≤ 770,3520
	Zona de transición	48 ≤ °API ≤ 52	770,3520 ≤ ρ60°F ≤ 787,5195
	Jet	37 ≤ °API ≤ 48	787,5195 ≤ ρ60°F ≤ 838,3127
	Fuel Oil	-10 ≤ °API ≤ 37	838,3127 ≤ ρ60°F ≤ 1163,5
	Lubricantes	-10 ≤ °API ≤ 45	800,9 ≤ ρ60 °F ≤ 1163,5

	Aplicaciones especiales	α60, por °F: 230,0x10-6 a 930,0x10-6
por °C: 414,0x10-6 a 1674,0x10-6
	Temperatura °F [°C]	-58 a 302 (-50,00 a 150,00)
	Presión psig (KPa)[bar]	0 a 1500 (0 a 10340) [0 a 103,4]

4.2	CLASIFICACIÓN DE LOS LÍQUIDOS

El API MPMS 11.1 enumera una serie de productos con nombres genéricos de industria catalogándolos dentro de cada una de las categorías:

En el grupo crudos, se incluye todo fluido denominado petróleo crudo cuya densidad caiga en el rango de –10 a 100 °API, al igual que aquellos crudos que han sido estabilizados para propósito de transporte o de almacenamiento siempre y cuando su gravedad API se encuentre en dicho rango.

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Nota 1: la densidad de los crudos parafínicos debe ser determinada a una temperatura por encima del punto de nube, puesto que a temperaturas por debajo se puede formar una cera sólida que sedimenta.

El condensado del gas natural es de naturaleza parafínica, está compuesto principalmente de butanos, pentanos, hexanos y heptanos. Este producto debe ser considerado parte del grupo crudos.

En la categoría de productos refinados se encuentran entre otros los productos siguientes:

•	Gasolinas regular y extra / premium
•	Naftas craqueada, virgen y pesada
•	Virgin-oil
•	ACPM, diesel de bajo contenido de azufre
•	Jet A1
•	Keroseno
•	Combustóleo
•	Alquilato
•	Avigas
•	Disolventes 1, 2, 3 y 4
•	Mezcla de hexanos (producto denominado hexano en la GRB)

Un aceite lubricante se considera que pertenece al grupo de aceites lubricantes generalizados si su base es derivada del fraccionamiento por destilación del crudo o por precipitación de asfalto. Adicionalmente, deben poseer puntos de ebullición iniciales mayores que 700°F (370°C) y densidades en el rango aproximadamente ─10 a 45 °API. Dentro de la categoría se encuentran los siguientes productos:

•	Bases parafínicas liviana, media y Bright Stock
•	Destilados parafínicos liviano y medio
•	Bases nafténicas media y pesada
•	Destilados nafténicos medio y pesado
•	Parafinas liviana, media y micro-cristalina
•	Eco oil

La categoría de aplicaciones especiales comprende productos generalmente puros o mezclas homogéneas con composición química estable, derivados del petróleo, o productos de petróleo con proporciones menores de otros constituyentes y que han sido sometidos a pruebas y ensayos para establecer un factor específico de expansión térmica para el fluido particular. Estas tablas se deben usar cuando:

•	Los parámetros del otro grupo generalizado no representan adecuadamente las propiedades de expansión térmica del líquido.

•	Comprador y vendedor acuerden que, para este propósito, un mayor grado de equidad puede ser obtenido sí se utilizan factores específicamente medidos para el líquido involucrado en la transacción.

4.3         APLICACIÓN DE TABLAS PARA SUSTANCIAS ESPECÍFICAS

Las siguientes son guías para el uso de correlaciones en productos específicos:

4.3.1     Crudos parafínicos

Es una convención en la industria petrolera aplicar las tablas generalizadas de crudos a los crudos parafínicos incluso cuando estos se encuentran a temperaturas debajo de las cuales la parafina forma una fase separada. Sin embargo, la densidad del crudo debe ser determinada en una temperatura en la cual el aceite exista como una sola fase líquida.

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4.3.2     Gasolinas naturales y productos condensados provenientes del gas de pozo

Los gasolinas naturales son sustancias parafínicas y no son realmente productos refinados. Estas sustancias se deben considerar parte del grupo generalizado de crudos.

La gasolina de goteo es el condensado parafínico obtenido de una mezcla de líquidos provenientes de la producción del gas natural de pozo, y se encuentra compuesto principalmente de butanos, pentanos, hexanos, y heptanos. Este condensado de gas se debe también considerar parte del grupo generalizado de crudos.

La gasolina natural aromática se debe considerar parte del grupo generalizado de productos refinados.

4.3.3      GLP y NGL

Los gases licuados del petróleo (GLP) y el gas natural licuado (NGL) son predominantemente butano y propano separados de la gasolina natural, o del gas natural, o producidos durante los procesos de refinación. EI API MPMS 11.1 no incluye dentro de su alcance los NGLs y LPGs, pues estos tienen una densidad menor que el valor inferior de su rango de cobertura y adicionalmente, las tablas aplican a productos que no tienen que ser almacenados en recipientes presurizados a temperaturas normales.

Para propósitos de transferencia en custodia los volúmenes de NGL y LPG son determinados a una temperatura base fija y a presión de saturación. Puesto que las transferencias son realizadas a condiciones de presión y temperatura diferentes a las condiciones estándar los volúmenes son ajustados a las condiciones estándar aplicando correcciones por temperatura (CTL) y presión (CPL). Para determinar los valores de estos se deberá proceder así:

Corrección por temperatura

Para calcular los factores de corrección por temperatura (CTL) de líquidos con densidad relativa 60°/60° en el rango de 0,3500 a 0,6880 (272,8 a 74,2 °API) (equivalente a densidad a 15°C de 351,7 a 687,8 kg/mP3 P y a densidad a 20°C de 331,7 a 683,6 kg/mP3 P) y temperaturas de -50,0 a 199,4°F (─46 a 93°C) se deberá usar la GPA TP-27 de la Gas Processor Asociation, publicada por el API como MPMS 11.2.4 “Temperature Correction for the Volume of NGL and LPG — Tables 23E, 24E, 53E, 54E, 59E, and 60E”. En todas las condiciones, se asume la presión en las condiciones de saturación (también conocida como punto de burbuja o presión de vapor de saturación).

Corrección por presión

EI factor de corrección por efecto de la compresibilidad del líquido (CPL) es una función del factor de compresibilidad del líquido (F), de la presión promedio ponderada (PWA), de la presión de vapor de equilibrio (Pe) y la presión base (Pb). Para GLP y NGL esta se determina mediante la guía de cálculo del API MPMS 11.2.2 Addendum de 1994. "Compressibility Factors for Hydrocarbons, Correlation of Vapor Pressure for Commercial Natural Gas Liquids" y aplica para el rango de densidad relativa @ 60°F de 0,500 a 0,676 y temperaturas de −50,0 a 140°F.

EI factor de compresibilidad del líquido (F), depende de la densidad base (RHOb) y de la temperatura promedia ponderada (TWA). Este se determina dependiendo del tipo de producto aplicando el API MPMS 11.2.2-1986/GPA 8286-86 “Compressibility Factors for Hydrocarbons: 0,350 – 0,637 Relative Density (60°F/60°F) and ─50°F to 140°F Metering Temperature” o el API MPMS 11.2.2M-1986/GPA 8286-86(M) “Compressibility Factors for Hydrocarbons: 350 – 637 Kilograms per Cubic Metre Density (15°C) and 46°C to 60°C Metering Temperature”.

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Para estimar de forma simplificada la presión de vapor de equilibrio (Pe) de varios gases naturales licuados sí se conocen la densidad relativa [60°F/60°F] y la temperatura del proceso utilice la Publicación Técnica GPA TP-15, publicada por el API como MPMS 11.2.5-2007 “A Simplified Vapor Pressure Correlation for Commercial NGLs”. EI procedimiento descrito es aplicable a cuatro clasificaciones importantes de mezclas fluidas del petróleo: propanos comerciales, butanos comerciales, gasolinas naturales, y fluidos ligeros terminados (mezclas etano-propano y líquidos con altos contenido de etano) y cubre rangos de densidad relativa de 0,350 a 0,675 y rangos de temperaturas de —50°F a 140°F. El procedimiento es una extensión de la publicación técnica GPA TP-15 (1988) / API MPMS Addendum al capítulo 11.2.2-1994 para incluir líquidos ligeros en el rango de densidad relativa de 0,350 a 0,490.

Conversión de fase gaseosa a fase líquida a 60°F

Use la norma GPA 8195 “Tentative Standard for Converting Net Vapor Space Volumes to Equivalent Liquid Volumes” la cual cubre el rango de densidad relativa 60/60°F entre 0,400 a 0,6500, temperatura de –50,0 a 140,0°F y presiones hasta 280 psia.

La rutina de cálculo para la conversión puede consultarse en el procedimiento corporativo ECP-VSM-P-023 “Procedimiento para medición y liquidación de hidrocarburos en tanques presurizados”.

4.3.4      LNG

El LNG (Liquefied Natural Gas) está conformado principalmente por metano, etano y propano y es menos denso que los líquidos cubiertos por el API MPMS 11.1.

El ASTM D4784 “Standard Specification for LNG Density Calculations Models” permite determinar (calcular) la densidad de mezclas de LNG saturado de 90 a 120K dentro del 0,1% de su valor real sí se conoce la presión, temperatura y composición de la mezcla.

4.3.5      Compuestos puros

El comportamiento de los compuestos parafínicos puros (C5+) está bienrepresentado por las correlaciones del grupo generalizado de crudos. Los compuestos puros no-parafínicos (C5+) no están bien representados con las correlaciones de los crudos generalizados o las de productos generalizados refinados; sin embargo, los factores de expansión térmica pueden determinarse y los resultados usarse como una aplicación especial.

Es bien reconocido que algunos productos puros poseen densidades cuyo rango queda cubierto por el API MPMS 11.1 y por los estándares para los hidrocarburos livianos. Los dos estándares muestran resultado que son precisiones comparables pero que son levemente diferentes, en consecuencia se recomienda que las partes contratantes que intervienen en la transferencia precisen estándar es el más apropiado de utilizar en la transferencia.

4.3.6      Mezcla gasolina-alcohol

Típicamente es una mezcla de gasolina y 10% en volumen de etanol. De acuerdo con el API MPMS 11.1 la mezcla gasolina-alcohol es mejor representada como una aplicación especial con un f actor de expansión térmica a 60°F (60) de 714,34x10-6 °F-1.

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4.3.7      Combustibles reformulados

El API ha investigado factores de corrección para combustibles reformulados incluyendo gasolina que contienen uno de los siguientes oxigenantes: MTBE, ETBE, DIPE y TAME. La adición de éteres a las gasolinas, hasta 2,7 % peso de oxígeno, no genera cambios significativos en los factores de corrección de la tablas generalizada de productos refinados.

Sin embargo, el procedimiento para aplicaciones especiales, que requiere pruebas de laboratorio de una muestra representativa, fue satisfactorio para todas las gasolinas, combustibles reformulados y mezclas analizadas.

4.3.8      MTBE (Metil-ter-butil éter)

Estos productos deben ser tratados como parte del grupo aplicaciones especiales con un factor de expansión térmica a 60 °F ( a60) de 789,0x10-6 °F-1.

4.3.9 Biodiesel

Es un combustible compuesto por éster metílico de ácidos grasos de cadena larga (C14 – C22), derivados de grasa animal y vegetal. Mediante pruebas experimentales realizadas en el ICP se demostró que mezclas de biodiesel de alta pureza presentan un comportamiento similar al grupo de productos refinados. Este producto también puede ser tratado dentro del grupo de aplicaciones especiales.

Nota 2: La Coordinación de Calidad de la GRB ha desarrollado un trabajo sobre la liquidación volumétrica de mezclas diesel-biodiesel en puntos de transferencia de custodia que reproduce de mejor manera el comportamiento térmico de este producto. Contacto: alvaro.nunez@ecopetrol.com.co.

4.3.10   Ciclo-hexano y aromáticos

Los ASTM D1555 “Standard Test Method for Calculation of Volume and Weight of Industrial Aromatic Hydrocarbons and Cyclohexane” y el ASTM D1555M equivalente pero en sistema internacional deberán utilizarse para determinar el factor de corrección por temperatura necesario para convertir el volumen a una temperatura observada del producto en el volumen a las condiciones base (60°F ó 15°C y 20°C en SI). El algoritmo es válido para benceno, cumeno, ciclo-hexano, etil-benceno, estireno, tolueno, m-xileno y mezcla de xilenos, o-xileno e hidrocarburos aromáticos en el rango de destilación de 300 - 350°F y 350 - 400°F medidos hasta una temperatura de 140°F y hasta 150°F para el p-Xileno.

Los rangos de pureza aplicables se indican en la Tabla 2

Tabla 2 - Rangos de pureza productos aromáticos

Producto	Rango de Concentración % P/P

Benceno	95 a 100
Cumeno	95 a 100
Ciclo-hexano	90 a 100
Etil-benceno	95 a 100
Estireno	95 a 100
Tolueno	95 a 100
Mezcla de xilenos	Todas las proporciones
m-Xileno	95 a 100
o-Xileno	95 a 100
p-Xileno	94 a 100
Hidrocarburos aromáticos destilados en el rango 300-350°F	Todas las proporciones
Hidrocarburos aromáticos destilados en el rango 350-400°F	Todas las proporciones

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Para el cálculo del factor de corrección por presión utilice el API MPMS 11.1.

4.3.11  Asfalto

El ASTM D4311/D4311M “Standard Practice for Determining Asphalt Volume Correction to a Base Temperature” suministra los algoritmos y tablas para el cálculo de factores de corrección por temperatura que permiten calcular el volumen de asfalto a la temperatura base de 15°C [60°F] a partir del volumen de asfalto medido a temperaturas en el rango de ─25 a +275°C [0 a 500°F].

Use el API MPMS 11.1 para determinar el factor de corrección volumétrico por presión.

4.4         TABLAS DE MEDICIÓN DE PETRÓLEO

El estándar API MPMS 11.1, se debe usar en su forma de algoritmo, con lo cual se obtiene el factor combinado de temperatura y presión CTPL. Sin embargo, si se requiere, es posible generar los factores de corrección en forma tabular de acuerdo al formato histórico de las Tablas de Medición de Petróleo.

Las tablas que se pueden obtener se relacionan en la Tabla No. 3.

Tabla 3 - Tablas históricas de medición de petróleo

DESCRIPCIÓN DE LA TABLA	Tabla #	Temperatura base	Valor de entrada	Presión	Unidad de salida

Corrección de gravedad API a 60°F	5A, 5B, 5D	60°F	Gravedad API observada	0 psig	Gravedad API base
Corrección de volumen a 60°F contra gravedad API a 60°F	6A, 6B, 6C, 6D	60°F	Gravedad API base	0 psig	CTL
Corrección de densidad relativa observada a densidad relativa 60/60°F	23A, 23B	60°F	Densidad relative observada	0 psig	Densidad relativa base
Corrección de volumen a 60°F contra densidad relativa a 60°F	24A, 24B, 24C	60°F	Densidad relative base	0 psig	CTL
Corrección de densidad observada a densidad a 15°C	53A, 53B, 53D	15°C	Densidad observada [kg/m3]	0 kPa (manométrica)	Densidad base [kg/m3]
Corrección de volumen a 15°C contra densidad a 15°C	54A, 54B, 54C, 54D	15°C	Densidad base [kg/m3]	0 kPa (manométrica)	CTL
Corrección de densidad observada a densidad a 20°C	59A, 59B, 59D	20°C	Densidad observada [kg/m3]	0 kPa (manométrica)	Densidad base [kg/m3]
Corrección de volumen a 20°C contra densidad a 20°C	60A, 60B, 64C, 64D	20°C	Densidad base [kg/m3]	0 kPa (manométrica)	CTL
Factores de compresibilidad de hidrocarburos relacionados a la gravedad API y temperatura de medición	Capítulo 11.2.1, 1984	60°F	Gravedad API base	0 psig	Fp [psi-1]
Factores de compresibilidad de hidrocarburos relacionados a la densidad y temperatura de medición	Capítulo 11.2.1M, 1984	15°C	Densidad base [kg/m3]	0 kPa (manométrica)	Fp [kPa-1]

4.5 CÁLCULO DEL CTL Y DEL CPL PARA HIDROCARBUROS LÍQUIDOS

4.5.1 Ecuaciones para cálculo del CTL y el CPL

Las ecuaciones para calcular el factor de corrección por temperatura (CTL) son:

8/18

MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
CAPITULO 11 - FACTORES DE CORRECCIÓN VOLUMÉTRICA
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Fecha aprobación:
ECP-VSM-M-001-11	15/04/2011	Versión: 1

Dónde:

aT    =   coeficiente de expansión térmica a la temperatura base T

Δt    =    es la diferencia entre la temperatura alterna y la temperatura base

δT   =    valor de corrección a la temperatura base

EI CPL se determina mediante la expresión:

Dónde:

Pba =	presión base [en psia]. Para hidrocarburos volátiles, la presión base es la presión de saturación para el líquido (ej. la presión de punto de burbuja). Se asume que sí la presión de saturación es menor que la presión atmosférica existe un error muy pequeño en aplicar la corrección a una presión base constante de 1 atmósfera.

Pea =	presión de vapor de equilibrio @ la temperatura del líquido medido [en psia]. Para líquidos con vapor de equilibrio menor que la presión atmosférica [0 psig o 14,696 psia] el valor de Pea es la presión atmosférica [14,696 psia].

Sí Pb=0 psig y Pe se expresa en psig la anterior ecuación se convierte en:

Que es la forma de la ecuación específica para el CPL en el API MPMS 11.1

P =	presión de operación [en psi]

F =	factor de compresibilidad del líquido.

4.5.2	Método para convertir unidades de densidad, presión, temperatura, factor de expansión térmica y densidad relativa

Los siguientes son los posibles valores de entrada o salida:

t°C	valor de temperatura [°C]
PkPa	valor de presión [kPa (manométrico)]
Pbar	valor de presión [bar (manométrico)]
γT	valor de densidad relativa basado en el agua a temperatura T
γ60	valor de densidad relativa basado en el agua a 60°F
G	gravedad API [°API]
a60, °C	factor de expansión térmica a 60°F [°C-1]
ρ	valor de densidad [kg/m3]
t	valor de temperatura [°F]
P	valor de presión [psig]
a60	factor de expansión térmica a 60°F [°F-1]

Procedimiento de cálculo:

Convertir las variables de entrada a unidades requeridas para el procedimiento: densidad en kg/m3, temperatura en °F, presión en psig y factor de expansión térmica en °F-1

Temperatura:

Si la temperatura de entrada se encuentra en °F no se requiere ningún cálculo.

Sí la temperatura de entrada se encuentra en °C, realice la conversión de °C a °F mediante la fórmula:

9/18

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Presión:

Sí la presión de entrada se encuentra en psig no se requiere ningún cálculo

Sí la presión de entrada se encuentra en kPa, realice la conversión de kPa a psig mediante la fórmula:

Sí la presión de entrada está dada en bares, realice la conversión de bares a psig mediante la fórmula:

Densidad:

Si la variable de entrada es densidad relativa entonces:

Donde ρw,T es la densidad del agua consistente con la temperatura de referencia T. El valor aceptado de la densidad del agua a 60°F es 999,016 kg/m3.

Si la variable densidad de entrada es gravedad API:

Sí la variable de entrada se encuentra en kg/m3 no se requiere ningún cálculo adicional. Sin embargo, sí se requiere la densidad relativa a 60°F:

O sí se requiere la gravedad API:

Factor de expansión térmica a 60°F

Si la variable de entrada está en unidades de °C-1 y la salida es en °F-1 entonces:

Si la variable de entrada está en unidades de °F-1 y la salida es en °C-1 entonces:

4.5.3 Método para convertir temperatura de una base ITS-90 a base IPTS-68

Esta corrección es necesaria debido al cambio en el procedimiento estándar para calibrar dispositivos de medición de temperatura. El cambio en la temperatura entre las dos escalas es pequeño y las ecuaciones descritas aquí son las originales del documento que describe la escala de temperatura ITS-90 (International Temperature Scale of 1990)

Valores de entrada:

TF,90:   temperatura consistente con ITS-90 [°F]

TC,90:   temperatura consistente con ITS-90 [°C]

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Valores de salida:

TF,68:     temperatura consistente con IPTS-68 [°F]

TC,68:     temperatura consistente con IPTS-68 [°C]

Valores Intermedios:

∆t:    corrección de la temperatura ITS-90 para dar la temperatura IPTS-68 [°C]

τ:      valor escalado de la temperatura

A continuación se presentan los procedimientos para realizar los cálculos:

Conversión de °F a °C:

Cálculo del valor escalado de la temperatura:

Y use este valor para calcular la corrección de temperatura mediante la siguiente ecuación:

Donde los coeficientes ai están dados en la siguiente tabla:

Tabla 4 - Coeficientes ai

i	1	2	3	4	5	6	7	8
ai	-0,148759	-0,267408	1,080760	1,269056	-4,089591	1,871251	7,438081	-3,536296

Determinación de la temperatura equivalente IPTS-68 (International Temperature Scale of 1968):

Si la temperatura de entrada estaba en unidades de °F, se calcula la temperatura equivalente IPTS-68 en unidades usuales:

4.5.4 Redondeo de valores

Las reglas de redondeo son necesarias para generar un factor de corrección de volumen por efecto de temperatura y presión. L os valores de entrada para el cálculo de factores de corrección volumétrica se deben redondear. Las reglas de discriminación de los parámetros de entrada deben cumplir con las diferentes secciones del API MPMS capítulo 12 las cuales se encuentran en el MMH capítulo 12.

El siguiente es el procedimiento de redondeo:

Paso 1. La siguiente tabla muestra las unidades aceptables de los valores de entrada, las variables calculadas y el incremento y el incremento en el cual deben ser las unidades redondeadas.

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Tabla 5 - Expresión de valores para el cálculo de CPL y CTL

VARIABLE	UNIDADES	Incrementos en redondeo (δ)
	°API	0,1
Densidad	Densidad relativa	0,0001
	Kg/m3	0,1
	°F	0,1
Temperatura	°C	0,05
	psig	1
Presión	kPa (manométrico)	5
	bar (manométrico)	0,05
Coeficiente de expansión térmico (α60)	°F-1	0,0000001
	°C-1	0,0000002
Factor de compresibilidad escalado (FRpR)	psi-1	0,001
	kPa-1	0,0001
	bar-1	0,01
CTL		0,00001
CPL		0,00001
CTPL		0,00001

Paso 2. Normalice la variable de entrada

Donde X es el valor a redondear, |X| es su valor absoluto, δ es el incremento en el redondeo y Y es la variable normalizada.

Paso 3. Determine el entero más cercano a la variable normalizada. Si la porción decimal de Y no es exactamente igual a 0,5 use la siguiente ecuación para redondear:

Donde trunc es la función truncar e I es el valor redondeado de la variable normalizada. Sin embargo si la porción decimal de Y es exactamente igual a 0,5 use la siguiente ecuación para el redondeo:

Paso 4. Re-escale el entero del paso 3

Donde Xredon es la variable redondeada. E l signo del valor redondeado es seleccionado para que coincida con el valor original.

Ejemplos

1) Redondear un valor de temperatura de 5,34 °C

12/18

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2)	Redondear un valor de temperatura de 10,05 °F

3)	Redondear una temperatura de 10,15 °F

4.5.5	Método para corregir temperatura y presión alternas un volumen y densidad medidos a condiciones base

Permite calcular el factor de corrección de volumen (VCF) a condiciones de presión y temperatura alternas, a partir de la densidad a las condiciones base (60 °F y 0 ps ig). Este cálculo se hace en dos partes:

1.	Para cuantificar el cambio desde la temperatura base [°F] a la temperatura alternativa con condiciones de presión base constante se aplica una corrección térmica al líquido.

2.	Para cuantificar el cambio desde la presión base (0 psig) a la presión alterna a condiciones de temperatura alterna se aplica una corrección por presión al líquido.

Valores de entrada:

α60	factor de expansión térmica a 60 °F [°F-1]

ρ60	densidad a condiciones base (60 °F y 0 psig) [en kg/m3 ]

t	temperatura alternativa [°F]

P	presión alternativa [psig]

Valor de entrada opcional:

Vt,P	Volumen a condiciones alternativas (t y P)

Valores de salida:

CTL	factor de corrección volumétrico debido a la temperatura

CPL	factor de corrección volumétrico debido a la presión

FP	factor de compresibilidad escalado [psi-1]

CTPL	factor de corrección volumétrico combinado debido a la temperatura y la presión

Valores de salida opcionales:

ρ	densidad a condiciones alternas [kg/m3]

V60	volumen a condiciones base (60°F y 0 psig) (iguales unidades que Vt,P)

Valores intermedios:

δ60	valor de cambio de temperatura (es una constante, 0,01374979547°F)

t*	temperatura alternativa a una base IPTS-68 [°F]

ρ*	densidad base a IPTS-68 [kg/m3]

∆t	temperatura alternativa menos la temperatura base a 60°F [°F]

α60	Rfactor de expansión térmica a 60°F [°F-1] (sí no se dispone como entrada)

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
CAPITULO 11 - FACTORES DE CORRECCIÓN VOLUMÉTRICA
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DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
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ECP-VSM-M-001-11	15/04/2011	Versión: 1

K0	coeficiente en correlación para α60 [kg2 /m6 °F]

K1	coeficiente en correlación para α60 [kg/m3 °F]

K2	coeficiente en correlación para α60 [°F-1]

A, B	variables usadas en el cálculo de ρ*

Procedimientos para realizar los cálculos:

Paso 1. Revise los valores de entrada para determinar si están en el rango del API MPMS 11.1. Los siguientes son los límites válidos:

•	—58,0°F ≤ t ≤ 302,0°F

•	≤ P ≤ 1500 psig

•	ρ60,min ≤ ρ60 ≤ ρ60,max (si se especifica el grupo de producto)

•	230,0 x 10-6 °F-1 ≤ α60 ≤ 930,0x10-6 °F-1 (sí se especifica α60 sin grupo de producto)

La siguiente tabla define los límites de ρ60 para los diferentes grupos de productos. Esta revisión no se efectúa si α60, y no el grupo de producto está especificado.

Tabla 6 - Límites de densidad a 60 °F

TIPO DE PRODUCTO	Ρ60,min	Ρ60,max
Crudos
Refinados	610,6 kg/m3	1163,5 kg/m3
Aceites lubricantes	800,9 kg/m3

Si P < 0 psig luego establezca P = 0 psig y continúe con el procedimiento.

Paso 2. Sustituya la temperatura de entrada t a la base t* IPTS-68 siguiendo lo indicado en el numeral 4.5.3.

Paso 3. Sustituya el valor de ρ60 a la base ρ* IPTS-68. Si un valor pre-calculado de α60 se ha ingresado use:

Si se ha especificado el grupo del producto, calcule el valor de ρ* utilizando:

Donde:

Los coeficientes Ki de estas ecuaciones dependen del grupo de producto. La Tabla 7 suministra los coeficientes que se deben utilizar:

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ECP-VSM-M-001-11	15/04/2011	Versión: 1

Tabla 7 - Coeficientes Ki vs. Grupo de productos

GRUPO DE PRODUCTO		RANGO DE DENSIDAD (kg/m3)	K0	K1	K2
Crudos		610,6 ≤ ρ60 < 1163,5	341,0957	0,0	0,0
Refinados	Combustóleo	838,3127 ≤ ρ60 ≤ 1163,5	103,8720	0,2701	0,0
	Jet	787,5195 ≤ ρ60 < 838,3127	330,3010	0,0	0,0
	Zona de Transición	770,3520 ≤ ρ60 < 787,5195	1489,0670	0,0	-0,00186840
	Gasolinas	610,6 ≤ ρ60 < 770,5320	192,4571	0,2438	0,0
Aceites Lubricantes		800,9 ≤ ρ60 < 1163,5	0,0	0,34878	0,0

Paso 4. En la preparación del cálculo del factor de corrección debido a la temperatura (CTL), determine el coeficiente de expansión térmica a la temperatura base de 60°F (α60). Si se ha ingresado un valor pre-calculado de (α60), continúe con el paso 5.

Si se ha especificado el grupo de productos, calcule α60 utilizando la ecuación:

Los coeficientes Ki dependen del grupo de producto y se deben usar los mismos de la Tabla 7.

Paso 5. Calcule la diferencia entre la temperatura alterna y la temperatura base así:

Utilice este valor para calcular el factor de corrección debido a la temperatura (CTL):

Paso 6. Calcule el factor de compresibilidad escalado FP mediante la ecuación:

Paso 7. Calcule el factor de corrección debido a la presión (CPL) mediante la ecuación:

Paso 8. Calcule el VCF, factor de corrección combinado de temperatura y presión (CTPL):

Redondee este valor de CTPL de acuerdo con la Tabla 5 (numeral 4.5.4).

Paso 9. Opcionalmente, corrija un volumen medido a condiciones alternas a condiciones base y/o corrija una densidad base a condiciones alternas mediante las ecuaciones:

4.5.6 Cálculo del CTL para productos aromáticos

Este numeral está basado en el ASTM D1555 según el cual la ecuación general para calcular el CTL es la siguiente:

15/18

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Dónde:

CTL              = factor de corrección volumétrico por efecto de la temperatura

a, b, c, d y e  = constantes específicas para cada producto (ver Tabla 8)

t                    = temperatura en °F

El resultado final se redondea a cinco cifras decimales

Tabla 8 - Constantes para cálculo del CTL en productos aromáticos

Producto	a	b	c	d	e
Benceno	1,038382492	-6,2307 E-04	-2,8505 E-07	1,2692 E-10	0,0 E+00
Cumeno	1,032401114	-5,3445 E-04	-9,5067 E-08	3,6272 E-11	0,0 E+00
Ciclohexano	1,039337296	-6,4728 E-04	-1,4582 E-07	1,03538 E-10	0,0 E+00
Etil-benceno	1,033346632	-5,5243 E-04	8,37035 E-10	-1,2692 E-09	5,55061 E-12
Estireno	1,032227515	-5,3444 E-04	-4,4323 E-08	0,0000 E+00	0,0 E+00
Tolueno	1,035323647	-5,8887 E-04	2,46508 E-09	-7,2802 E-12	0,0 E+00
m-Xileno	1,031887514	-5,2326 E-04	-1,3253 E-07	-7,3596 E-11	0,0 E+00
o-Xileno/Xilenos	1,031436449	-5,2302 E-04	-2,5217 E-09	-2,1384 E-10	0,0 E+00
p-Xileno	1,032307000	-5,2815 E-04	-1,8416 E-07	1,89256 E-10	0,0 E+00
Aromáticos destilados en el rango 300 - 350°F	1,031118000	-5,1827 E-04	-3,5109 E-09	-1,9836 E-11	0,0 E+00
Aromáticos destilados en el rango 350 - 400°F	1,029099000	-4,8287 E-04	-3,7692 E-08	3,78575 E-11	0,0 E+00

4.5.7    Cálculo del CTL para asfalto

Según el ASTM D4311/D4311M para el asfalto el factor de corrección volumétrica a 60°F se genera usando las siguientes fórmulas:

1.	Para asfaltos con gravedad API a 60ºF ≤ 14,9ºAPI o densidad relativa 60/60ºF ≥ 0,967

Dónde:

A        =      factor de corrección volumétrico.

T(°F) =      temperatura del asfalto en °F.

2.	Para asfaltos con gravedad API a 60ºF de 15,0ºAPI a 34,9ºAPI o con densidad relativa 60/60ºF de 0,850 a 0,966:

Dónde:

B        = factor de corrección volumétrico.

T(°F) = temperatura del asfalto en °F.

4.6    INTER-CONVERSIONES ENTRE MASA, PESO Y VOLUMEN

Los capítulos API MPMS 11.5.1, 11.5.2 y 11.5.3, que reemplazaron los volúmenes XI/XII (ASTM D1250-80, IP 200/80) y el API MPMS 11.1-1980 los cuales incluían tablas históricas para la inter-conversión de unidades, presentan las ecuaciones e instrucciones para determinar los factores de conversión aplicables a diferentes conversiones en función de las variables de entrada y salida.

16/18

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A manera de ilustración se incluyen los siguientes ejemplos tomadas o deducidas del API MPMS:

Primer caso: para calcular la masa en toneladas métricas (peso in vacuo) correspondiente a un volumen de crudo de 400.000 bls a 60°F, con una gravedad API a 60°F de 29,7

Factor MT/bl:

Peso in vacuo:

Segundo caso: para calcular el volumen corregido a 60 °F de crudos y productos refinados, cuando la masa (kg) in vacuo es obtenida por un medidor másico tipo coriolis.

Dónde:

°API       = gravedad API a 60°F

M           = masa en kilogramos [kg]

Tercer caso: para calcular el volumen corregido a 60°F de crudos y productos refinados, cuando el peso (kg) en el aire es obtenido de una báscula.

Cuarto caso: para calcular el volumen corregido a 60°F de GLP, cuando la masa (kg) in vacuo es obtenida por un medidor másico tipo coriolis.

Quinto caso: para calcular el volumen corregido a 60 °F de GLP, cuando el peso (kg) en el aire es obtenido de una báscula.

Dónde:

GSV              = volumen bruto estándar a 60°F en galones americanos [gal]

M                  = masa total en kilogramos [kg]

γ60°              = densidad relativa 60/60°F

5	CONTINGENCIAS

No aplica.

17/18

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CAPITULO 11 - FACTORES DE CORRECCIÓN VOLUMÉTRICA
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Para mayor información sobre este Capítulo y en general del MMH de Ecopetrol S.A., dirigirse a:

➢	Jose Emilio Landinez Landinez

Jefe (e) del Departamento de Medición y Contabilización de Hidrocarburos, VSM-GPS-PMC Ext.: 43390

➢	Mario Alberto Granada Cañas

Profesional del Departamento de Medición y Contabilización de Hidrocarburos, VSM-GPS-PMC Ext.: 50057

➢	Penélope Galeno Sáez

Profesional del Departamento de Medición y Contabilización de Hidrocarburos, VSM-GPS-PMC Ext.: 42080

RELACIÓN DE VERSIONES

Versión	Fecha	Cambios
0	01/09/ 2005	Emisión del documento
1	15/04/2011	Revisión general del documento

Revisó	Aprobó

/s/ JOSÉ EMILIO LANDINEZ LANDINEZ
JOSÉ EMILIO LANDINEZ LANDINEZ
Jefe del Departamento de Medición y
Contabilización de Hidrocarburos VSM-GPS-PMC
/s/ CLAUDIA CASTELLANOS
/s/ MARIO A. GRANADA CAÑAS	CLAUDIA CASTELLANOS
MARIO A. GRANADA CAÑAS	Vicepresidente de Suministro y Mercadeo - VSM
Profesional de Medición VSM-GPS-PMC
En representación de de los Lideres de Medición de VSM,
VIT, VPR, GRB, GRC e ICP quienes participaron en
su elaboración.
Aprobado según acta
del Comité Táctico de Medición y Contabilización del 20 y 21 de abril del 2010

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
CAPITULO 12 - CÁLCULO DE CANTIDADES DE PETRÓLEO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN
DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001-12	Fecha elaboración 16/07/2010	Versión: 1

TABLA DE CONTENIDO

		Pág.

1	OBJETIVO	2

2	GLOSARIO	2

3	CONDICIONES GENERALES	2

4	DESARROLLO	3

4.1	CONDICIONES BASE (ESTÁNDAR O DE REFERENCIA)	3
4.2	REGLAS DE APROXIMACIÓN PARA REDONDEO DE CIFRAS	3
4.3	LIQUIDACIÓN DE VOLUMEN CON MEDICIÓN ESTÁTICA	8
4.4	LIQUIDACIÓN DE VOLUMEN CON MEDICIÓN DINÁMICA	15
4.5	DETERMINACIÓN DEL FACTOR DEL MEDIDOR (MF)	22
4.6	CÁLCULO DE VOLUMEN BASEA PROBADORES (POR) EL MÉTODO LÍQUIDO	24
4.7	CÁLCULO DE VOLUMEN BASE A PROBADORES POR EL MÉTODO DELMEDIDORPATRÓN	25
4.8	CÁLCULO DE VOLÚMENES POR CONTRACCIÓN (SHRINKAGE) EN MEZCLAS DE HIDROCARBUROS LIVIANOS CON CRUDOS O ENTRE CRUDOS LIVIANOS Y PESADOS	26

5	CONTINGENCIAS	29

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
CAPITULO 12 - CÁLCULO DE CANTIDADES DE PETRÓLEO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN
DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001-12	Fecha elaboración 16/07/2010	Versión: 1

1	OBJETIVO

Definir los conceptos, términos y métodos utilizados para el cálculo de cantidades de hidrocarburos líquidos y biocombustibles en aplicaciones de transferencia de custodia, control de inventarios, fiscalización y control operacional mediante la medición estática y dinámica, que aseguren correctamente la liquidación de cantidades y calidades de líquidos de acuerdo con las mejores prácticas, a fin de que diferentes operadores puedan llegar a resultados idénticos utilizando los procedimientos estandarizados.

2	GLOSARIO

Para una mayor comprensión de este documento puede consultar el Manual de Medición de Hidrocarburos y Biocombustibles, Capítulo 1 – Condiciones Generales, numeral 2 – Glosario.

3	CONDICIONES GENERALES

Las características principales para realizar los cálculos de cantidades del petróleo y derivados, son mencionadas por el API MPMS — Capitulo 12 “Cálculo de Cantidades de Petróleo”.

La confiabilidad de los datos de liquidación de cantidades y calidades por medición estática y dinámica, depende de la adecuada aplicación de conceptos y métodos de cálculo de los factores de corrección volumétrica asociados a los procedimientos que se describen a continuación.

Sección 1 - “Cálculo de Cantidades de Petróleo por Medición Estática”

o	Sección 12.1.1 “Tanques Cilíndricos Verticales y Buques”
o	Sección 12.1.2 “Carro-tanques”

Esta sección del API MPMS tiene como objetivo estandarizar los procedimientos de cálculo en tanques estáticos requeridos para efectuar los cálculos de volumen y masa de crudo, productos refinados, GLP, biocombustibles y petroquímicos contenidos en tanques.

Sección 2 - “Cálculo de Cantidades de Petróleo usando métodos de medición dinámica y factores de corrección”

o	Sección 12.2.1 “Introducción”
o	Sección 12.2.2 “Tiquetes de medición”
o	Sección 12.2.3 “Reportes del probador”
o	Sección 12.2.4 “Cálculos del volumen base del probador por el método Waterdraw”

Cuyo objetivo es definir los factores de corrección de volumen aplicables en medición dinámica, reglas de redondeo, secuencia para el cálculo de volúmenes y niveles de discriminación de cifras empleados en los cálculos.

Sección 3 “Contracción o reducción volumétrica resultante de la mezcla de hidrocarburos livianos con crudos”

Cuyo objeto es proporcionar un procedimiento para calcular el encogimiento o reducción de volumen volumétrica que ocurre cuando un hidrocarburo liviano (112-27 °API, 580-890 kg/m3) se mezcla con crudo pesado (88-13 °API, 644-979 kg/m3). Los factores de encogimiento son calculados a partir de la densidad del hidrocarburo y la del crudo y la fracción volumétrica del hidrocarburo. El API MPMS 12.3 suministra indicaciones que se deben tener en cuenta cuando se usan las tablas de contracción volumétrica y proporciona una guía sobre el rango de los componentes que cubre.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
CAPITULO 12 - CÁLCULO DE CANTIDADES DE PETRÓLEO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN
DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001-12	Fecha elaboración 16/07/2010	Versión: 1

4	DESARROLLO

4.1	CONDICIONES BASE (ESTÁNDAR O DE REFERENCIA)

Las condiciones base para la medición de líquidos, tales como petróleo crudo y productos refinados que tienen una presión de vapor igual o menor que la atmosférica a la temperatura base se relacionan en la Tabla 1.

Tabla 1 - Condiciones base

Unidades	Temperatura	Presión absoluta
USC - EEUU	60,0 °F	14,696 psia
Sistema Internacional	15,00 °C	101,325 kPa

Para los hidrocarburos líquidos que tienen una presión de vapor mayor que la presión atmosférica a la temperatura base, se tomará como presión base la presión de equilibrio a la temperatura estándar.

4.2	REGLAS DE APROXIMACIÓN PARA REDONDEO DE CIFRAS

4.2.1 Redondeo de números positivos

Cuando un número positivo debe redondearse a una cantidad determinada de cifras decimales, el proceso de redondeo debe realizarse de acuerdo a las siguientes reglas:

a.	Cuando la cifra después del último lugar a redondear es menor que 5, entonces la cifra del último lugar a mantenerse se conserva igual. Ej.: redondear a cuatro (4) cifras decimales
•	0,74163 se redondea a 0,7416
•	1,09544 se redondea a 1,0954

b.	Cuando la cifra después del último lugar a redondear es mayor o igual que 5, entonces la cifra del último lugar a mantenerse se incrementa en uno. Ej.: redondear a cuatro (4) cifras decimales
•	0,99997 se redondea a 1,0000
•	1,57846 se redondea a 1,5785

c.	Cuando la cifra en el último digito a mantenerse deba redondearse a múltiplos de 5 se aplica el siguiente criterio: sí el dígito a redondearse es de 0 a 2 se redondea hacia abajo hasta el próximo número múltiplo de 5, de 3 a 7 se redondea a 5, y sí es 8 ó 9, se redondea hasta el próximo número múltiplo de 5. Ej.: redondear temperatura en grados Celsius (según Tabla 4 – Niveles de discriminación temperatura de este capítulo requiere redondeo a XX,X5 °C)
•	El rango 20,98 °C a 21,02 °C se debe redondear a 21,00 °C.
•	El rango 21,03 °C a 21,07 °C se debe redondear a 21,05 °C.
•	El rango 20,08 °C a 21,12 °C se debe redondear a 21,10 °C.

4.2.2 Redondeo de números negativos

Cuando se redondean números negativos a una cantidad determinada de cifras decimales, el proceso de redondeo debe realizarse de acuerdo a las siguientes reglas:

a.	Cuando la cifra después del último lugar a redondear es sea 5 o menor, entonces la cifra del último lugar a mantenerse se conserva igual. Ej.: redondear a dos (2) cifras decimales
•	-0,74163 se redondea a -0,74
•	-10,094 se redondea a -10,09

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
CAPITULO 12 - CÁLCULO DE CANTIDADES DE PETRÓLEO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN
DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001-12	Fecha elaboración 16/07/2010	Versión: 1

b.	Cuando la cifra después del último lugar a redondear es 6 ó mayor, entonces la cifra del último lugar a mantenerse se incrementa en uno. Ej.: redondear temperaturas en °F (según Tabla 4 de este capítulo requiere redondeo a XX,x °F)
•	El rango -20,26 °F a -20,35 °F debería redondearse a -20,3 °F
•	-10,57846 °F se redondea a -10,6 °F.

c.	Cuando la cifra en el último digito a mantenerse debe redondearse a múltiplos de 5 se aplica el siguiente criterio: sí el dígito a redondearse es de 8 ó 9 se redondea hacia abajo hasta el próximo número múltiplo de 5, de 3 a 7 se redondea a 5, y sí es de 0 a 2, se redondea hacia arriba hasta el próximo número múltiplo de 5. Ej.: redondear temperatura en grados Celsius (según Tabla 4 este capítulo requiere redondeo a XX,x5 °C).
•	El rango -20,98 °C a -21,02 °C se debe redondear a -21,00 °C.
•	El rango -21,03 °C a -21,07 °C se debe redondear a -21,05 °C.
•	El rango -20,08 °C a -21,12 °C se debe redondear a -21,10 °C.

4.2.3 Cifras significativas y niveles de discriminación

A continuación se presentan para las variables que intervienen en los algoritmos, ecuaciones o rutinas de cálculo del volumen, factores del medidor y calibración de probadores el número de cifras significativas que deben ser registradas y los niveles de discriminación aplicables.

Notas: para todas las Tablas que siguen:

a)	el número de dígitos mostrados como X antes de la coma decimal tienen propósitos ilustrativos y puede tener una cantidad mayor o menor que el número de X mostrado.
b)	el número de dígitos mostrados como x después de la coma decimal son específicos del nivel de discriminación requerido para cada valor descrito.
c)	La Tablas que poseen letras tales como ABCD.xx a la izquierda de la coma decimal representan los casos en los cuales estas cifras son específicas y no simplemente ilustrativas.
d)	En los casos en los cuales la variable se muestra con el número 5 en la última cifra decimal, su intención es mostrar que la cifra decimal correspondiente debe redondearse a 0 ó 5.
e)	La aplicabilidad del nivel de discriminación aplica según el capítulo de la fuente de la información enunciado en el encabezado de cada Tabla.

Tabla 2 – Niveles de discriminación densidad

(fuente API MPMS 12.1.1, 12.2.2, 12.2.3, 12.2.4 & 12.2.5)

	Gravedad	Densidad	Densidad
Variable	API	(kg/m3)	relativa
Densidad observada (RHOobs)	XXX,x	XXXX,5	X,xxx5
Densidad Base (RHOb)	XXX,x	XXXX,x	X,xxxx
Densidad a condiciones (RHOtp)	XXX,x	XXXX,x	X,xxxx

Tabla 3 – Niveles de discriminación variables dimensionales probador

(fuente API MPMS 12.2.3, 12.2.4 & 12.2.5)

	Unidades USC	Unidades SI
Variable	(Pulgadas)	(mm)
Diámetro exterior de la tubería del probador (OD)	XX,xxx	XXX,xx
Espesor de la pared del probador (WT)	X,xxx	XX,xx
Diámetro interior de la tubería del probador (ID)	XX,xxx	XXX,xx

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
CAPITULO 12 - CÁLCULO DE CANTIDADES DE PETRÓLEO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN
DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001-12	Fecha elaboración 16/07/2010	Versión: 1

Tabla 4 – Niveles de discriminación temperatura

(fuente API MPMS 12.1.1, 12.2.2, 12.2.3, 12.2.4 & 12.2.5)

	Unidades USC	Unidades SI
Variable	(°F)	(°C)
Temperatura base (Tb)	60,0	15,00
Temperatura observada ( Tobs)	XX,x	XX,x5
Temperatura probador [ Tp, Tp(avg), Tmp, Tmp(avg)]	XX,x	XX,x5
Temperatura medidor [ Tm, Tm(avg)]	XX,x	XX,x5
Temperatura medidor maestro [ Tmm, Tmm(avg)]	XX,x	XX,x5
Temperatura promedio ponderada ( TWA)	XX,x	XX,x5
Temp. de varilla de montaje detectores SVP [Td, Td(avg)]	XX,x	XX,x5
Temperatura del ambiente	XX,0	XX,0
Temperatura de la pared del tanque (TSh )	XX,0	XX,0
Temperatura del agua en serafines de calibración ( Ttm) durante rutina waterdraw	XX,x	XX,x5

Tabla 5 – Niveles de discriminación para presión

(fuente API MPMS 12.2.2, 12.2.3, 12.2.4 & 12.2.5)

	Unidades USC		Unidades SI
Variable	(psia)	(psig)	(Bar)	(kPa)
Presión base (Pb)	14,696	0,0	1,01325	101,325
Presión probador [Pp,Pp(avg), Pmp, Pmp(avg)]	XX,x	XX,0	XX,x	XX,0
Presión probador rutina calibración waterdraw (Pp )	XX,x	XX,0	XX,xx	XX,0
Presión medidor [ Pm,Pm(avg)]	XX,x	XX,0	XX,x	XX,0
Presión medidor maestro [ Pmm,Pmm(avg)]	XX,x	XX,0	XX,x	XX,0
Presión promedio ponderado ( PWA)	XX,x	XX,0	XX,x	XX,0
Presión de Vapor de quilibrio [Pe, Peb, Pep, Pep(avg), Pem, Pem(avg), Pemm, Pemm(avg), Pemp, Pemp(avg)]	XX,x	XX,0	XX,x	XX,0

Tabla 6 – Niveles de discriminación del factor de compresibilidad

(fuente API MPMS 12.2.2, 12.2.3, 12.2.4 & 12.2.5)

	Unidades USC	Unidades SI
Variable	(psi)	(Bar)	(kPa)
	0,00000xxx	0,0000xxx	0,000000xxx
Factor de compresibilidad (F,Fp, Fm, Fmp, Fmm)
	0,0000xxxx	0,000xxxx	0,00000xxxx
	0,000xxxxx	0,00xxxxx	0,0000xxxxx
Factor de compresibilidad del agua (Fp)	0,00000320	0,0000464	0,000000464

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
CAPITULO 12 - CÁLCULO DE CANTIDADES DE PETRÓLEO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN
DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001-12	Fecha elaboración 16/07/2010	Versión: 1

Tabla 7 – Niveles de discriminación de coeficientes de expansión térmica

(Fuente API MPMS 12.2.3, 12.2.4 & 12.2.5)

	Coeficiente de expansión térmica
Tipo de acero	(Por °F)	(Por °C)
A .Coeficiente cúbico, Gc, Gcm,Gmp
Al carbono	0,0000186	0,0000335
Inoxidable 304	0,0000288	0,0000518
Inoxidable 316	0,0000265	0,0000477
Inoxidable 17-4PH	0,0000180	0,0000324
B. Coeficiente de área, Ga
Al carbono	0,0000124	0,0000223
Inoxidable 304	0,0000192	0,0000346
Inoxidable 316	0,0000177	0,0000318
Inoxidable 17-4PH	0,0000120	0,0000216
C. Coeficiente lineal, Gl
Al carbono	0,00000620	0,0000112
Inoxidable 304	0,00000960	0,0000173
Inoxidable 316	0,00000883	0,0000159
Inoxidable 17-4PH	0,00000600	0,0000108
Invar Rod	0,00000080	0,0000014

Tabla 8 – Niveles de discriminación de coeficientes de módulo de elasticidad (E) para el acero

(Fuente: API MPMS12.2.3, 12.2. & 12.2.5)

	Módulo de elasticidad E
Tipo de acero	por psi	por Bar	por kPa
Al carbono	30.000.000	2.068.000	206.800.000
Inoxidable 304	28.000.000	1.931.000	193.100.000
Inoxidable 316	28.000.000	1.931.000	193.100.000
Inoxidable 17-4PH	28.500.000	1.965.000	196.500.000

Tabla 9 – Niveles de discriminación factores de corrección

(Fuente: API MPMS 12.1.1, 12.2.2 & 12.2.3, 12.2.4 & 12.2.5)

	API MPMS	API MPMS	API MPMS	API MPMS
Variable	12.1.1	12.2.2 & 12.2.3	12.2.4	12.2.5
%S&W	XXX,xxx	XX,xxx
CTSh	XXX,xxxxx	XX,xxxxx
CSW	XXX,xxxxx	X,xxxxx
CTL	X,xxxxx(a)	X,xxxxx(a)	X,xxxxx	X,xxxxxx(b)
CPL	X,xxxx	X,xxxx	X,xxxxxx	X,xxxxxx(b),(c)
CPS			X,xxxxxx	X,xxxxxx
CTS			X,xxxxxx	X,xxxxxx
CTLp, CTLtm, CTLmm, CTLmp			X,xxxxx	X,xxxxxx
CPLp, CPLtm, CPLmm, CPLmp			X,xxxxxx	X,xxxxxx
CPSp, CPSmm, CPSmp			X,xxxxxx	X,xxxxxx
CTSp, CTStm, CTSmp			X,xxxxxx	X,xxxxxx
CTDW			X,xxxxxx
CCTS			X,xxxxxx
CCF		X,xxxx

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
CAPITULO 12 - CÁLCULO DE CANTIDADES DE PETRÓLEO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN
DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001-12	Fecha elaboración 16/07/2010	Versión: 1

	API MPMS	API MPMS	API MPMS	API MPMS
Variable	12.1.1	12.2.2 & 12.2.3	12.2.4	12.2.5
CCFp, CCFmp, CCFmm				X,xxxxxx
MF		X,xxxx
MMF				X,xxxxxx
IMMF				X,xxxxxx
MMFstart, MMFstop, MMFavg				X,xxxxxx

KF				AB,xxx o ABC,xx o
ABCD,x o ABCDE,0
NKF				Según fabricante

Notas en usos específicos del CPL y CTL:

(a)         El uso de tabla impresa limita a los usuarios a cuatro cifras decimales por encima y por debajo3 de la temperatura estándar, presentado también limitaciones en la entrada de la tabla a 0,5°F, 0,25°C, 0,5 API y 2,0 Kg/m . Los algoritmos de cálculo mediante rutinas de computadora generan un factor CTL de cinco dígitos significativos por encima de la temperatura estándar (60°F y 15°C) y cuatro dígitos decimales por de debajo de este valor.

(b),(c)     CPL y CTL se calculan utilizando PWA, TWA y la densidad promedio [ RHO(avg)]. CCF es derivado de CTL*CPL*MF.

(b)         CPL es requerido para calcular un CMF y se calcula utilizando valores de presión, temperatura y densidad promedios durante el tiempo de calibración.

Tabla 10 – Niveles de discriminación de volumen

(fuente API MPMS 12.1.1, 12.2.2, 12.2.3, 12.2.4 & 12.2.5)

	Unidades USC			Unidades SI
	(Customary US)			(Sistema Internacional)
Variable	(Bls)	(gal)	(Pulg3)	(m3)	(L)	(ml)
Lectura inicial del medidor ( MRo)	XX,xx	XX,xx		XX,xxx	XX,0
Lectura final del medidor (MRc)	XX,xx	XX,xx		XX,xxx	XX,0
Lecturas medidor maestro durante
calibración (MMRo, MRo, MMRc, MRc)	XX,xx	XX,xx		XX,xxx	XX,xx
Volumen indicado ( IV)	XX,xx	XX,xx		XX,xxx	XX,0
Volumen bruto estándar ( GSV )	XX,xx	XX,xx		XX,xxx	XX,0
Volumen neto estándar ( NSV)	XX,xx	XX,xx		XX,xxx	XX,0
Volumen de sedimento y agua ( SWV)	XX,xx	XX,xx		XX,xxx	XX,0
Lecturas escala del patrón de calibración
waterdraw (SR)	N/A	N/A	XX,x	N/A	XX,xx	N/A
Lecturas escala tanque probador ( SRu, SRl)	X,xxxx	XX,xx		N/A	XX,xx	X,0
	ABC,xxx	ABCDE,x		AB,xxxxx	ABCDE,x
Volúmenes BPV, BPVa, BPVmp, BPVamp, IVm,	AB,xxxx	ABCD,xx		A,xxxxx	ABCD,xx
IVMM, ISVm, ISVmm,GSV, GSVp, GSVmp, GSVm,	A,xxxxx	ABC,xxx		0,xxxxxx	ABC,xxx
GSVmm,CPV, CPVn, Vbout, Vbback	0,xxxxxx	AB,xxxx		0,0xxxxxx	AB,xxxx
			X,xxxx			X,xxx
Volúmenes BPV,CPV, WD, WDz, WDzb
Volumen BPV marcado	ABC,xxxx	N/A		N/A	N/A
	AB,xxxx	ABCD,xx		AB,xxxx	ABCD,xx
BPV después de conversión a volumen	A,xxxxx	ABC,xxx		A,xxxxx	ABC,xxx
certificado	0,xxxxxx	AB,xxxx		0,xxxxxx	AB,xxxx
	N/A	A,xxxxx		N/A	N/A
Volumen calibrado del patrón certificado (BMV)	Esta cantidad y su nivel de discriminación deberán tomarse directamente del certificado de calibración del dispositivo.
Volumen ajustado prueba medición (BMVa)			X,xx			X,x

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
CAPITULO 12 - CÁLCULO DE CANTIDADES DE PETRÓLEO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN
DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001-12	Fecha elaboración 16/07/2010	Versión: 1

Tabla 11 – Niveles de discriminación de pulsos

(fuente API MPMS 12.2.3, 12.2.5)

Variable	N	Ni	Nb, Ni(avg), N(avg)
Aplicaciones de pulsos completos	XX,0	N/A	XX,x
Aplicaciones de interpolación de pulsos	N/A	XX,xxx	XX,xxxx

Tabla 12 – Niveles de discriminación viscosidad líquidos

(fuente API MPMS 12.2.5)

Variable	cP

Viscosidad del liquido	XXX,x

4.3 LIQUIDACIÓN DE VOLUMEN CON MEDICIÓN ESTÁTICA

El Capítulo 3 “medición estática”, Capitulo 7 “determinación de temperatura”, Capitulo 8 “muestreo y sus condiciones”, Capitulo 9 “medición y aplicaciones de la densidad”, y el Capitulo 10 “agua y sedimento” del MMH establecen los métodos requeridos para determinar el nivel de líquido y/o del agua libre y otras variables del hidrocarburo o biocombustible almacenado en tanques atmosféricos y presurizados. Estas variables son necesarias para efectuar el cálculo del volumen neto del producto mediante la medición manual y/o automática. Lo anterior también aplica para buque-tanques y botes.

4.3.1 Procedimientos corporativos y formatos estándar para la medición estática

A continuación se enumeran los procedimientos corporativos y formatos estándar asociados a la medición estática de hidrocarburos y biocombustibles en estado líquido:

4.3.1.1 Tanques atmosféricos

•	ECP-VSM-P-014	Procedimiento para medición de temperatura en tanques de almacenamiento.
•	ECP-VSM-P-015	Procedimiento para medición de nivel en tanques de almacenamiento de hidrocarburos.
•	ECP-VSM-P-016	Procedimiento para muestreo en tanques de almacenamiento.
•	ECP-VSM-P-017	Procedimiento para medición y liquidación de cantidades de hidrocarburo con medición estática.
•	ECP-VSM-P-019	Procedimiento para liquidación de volumen en tanques con medición estática.
•	ECP-VSM-P-024	Procedimiento para medición de nivel de hidrocarburo con telemetría.
•	ECP-VSM-F-010	Tiquete de medición estática de refinados.
•	ECP-VSM-F-011	Tiquete de medición estática de crudos.

4.3.1.2 Tanques presurizados

•	ECP-VSM-P-023	Procedimiento para medición y liquidación de hidrocarburos en tanques presurizados.
•	ECP-VSM-F-012	Tiquete de medición estática de tanques presurizados (GLP).

4.3.1.3 Carro-tanques

•	ECP-VSM-P-018	Procedimiento para medición de hidrocarburo en carro-tanques.

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GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN
DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001-12	Fecha elaboración 16/07/2010	Versión: 1

4.3.1.4 Buque-tanques y embarcaciones fluviales

•	ECP-VSM-P-020	Procedimiento para medición de hidrocarburo en buque-tanques
•	ECP-VSM-P-021	Procedimiento para medición de hidrocarburo en embarcaciones fluviales.
•	ECP-VSM-P-045	Procedimiento para liquidación de parcelas cargue buque tanques.

4.3.2 Datos observados (directos o primarios)

Los datos mostrados en la Tabla 13, deberán recopilarse como un primer paso en el proceso de cálculo, den ser incluidos en el tiquete de medición y deben recogerse simultáneamente, según las indicaciones del MMH Capítulos 3, 7, 8, 9, 10, 11 y 17 y los procedimientos corporativos asociados.

Tabla 13 - Datos observados

Tanques de tierra	Tanques de buques
Altura de referencia en la tabla de aforo (a)	Altura de referencia en la tabla de aforo (a)
Altura de referencia observada (a)	Altura de referencia observada (a)
Medida de fondo ó vacío	Medida de fondo ó vacío
Nivel de agua libre	Nivel de agua libre
Temperatura promedio del líquido	Temperatura promedio del líquido
Gravedad API observada @ temperatura del tanque	Gravedad API observada @ temperatura del tanque
Porcentaje de agua y sedimento	Porcentaje de agua y sedimento
Temperatura ambiente	Lectura de calado de proa
Lectura de calado de popa
Grados de escora
Longitud entre perpendiculares

(a)	Estos datos no tienen un impacto directo en el proceso de cálculo; sin embargo, pueden impactar indirectamente el proceso de cálculo y se registran en este momento.

4.3.3 Datos calculados (indirectos o secundarios)

En la Tabla 14 se presentan los datos necesarios para el proceso de cálculo, los cuales son calculados o extraídos utilizando los datos de entrada señalados anteriormente en la Tabla 13.

Tabla 14 - Datos calculados

Tanques de tierra	Tanques de buques
Gravedad API a 60 °F	Asiento del buque-tanque (trimado)
Corrección por techo flotante (FRA)	Gravedad API a 60 °F
Corrección por temperatura de lámina (CTSh)	Corrección por asiento y escora (sí aplica)
Volumen total observado (TOV)	Volumen total observado (TOV)
Volumen de agua libre (FW)	Volumen de agua libre (FW)
Volumen bruto observado (GOV)	Volumen bruto observado (GOV)
Corrección por temperatura de líquido (CTL)	Corrección por temperatura de líquido (CTL)
Volumen bruto estándar (GSV)	Volumen bruto estándar (GSV)
Agua y sedimento (volumen o factor CSW)	Agua y sedimento (volumen o factor CSW)
Volumen neto estándar (NSV)	Volumen neto estándar (NSV)
Factor de conversión de peso (WCF)	Factor de conversión de peso (WCF)
Masa aparente (peso en aire)	Masa aparente (peso en aire)
Masa (peso en vacío)	Masa (peso en vacío)

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4.3.4 Volumen bruto observado (GOV)

Es el volumen de todos los líquidos de petróleo, mas agua y sedimento en suspensión, excluyendo el agua libre, a la temperatura y presión observadas. El proceso de cálculo para tanques de tierra y tanques de buques sólo difiere hasta el punto en el que se calcula el volumen bruto observado (GOV). A partir de ese punto, los cálculos son los mismos.

4.3.4.1 Tanques de tierra

Para calcular el GOV se deduce el voumen de agua libre (FW) del vloumen total observado (TOV), se multiplica el resultado por el factor de corrección de temperatura de lámina (CTSh) y luego se aplica el ajuste por techo flotante (FRA), cuando sea aplicable. Se determina por medio de la ecuación:

GOV = [(TOV − FW) * CTSh]± FRA

4.3.4.2 Volumen total observado (TOV)

Es el volumen de la medición total de todos los líquidos de petróleo, agua y sedimento en suspensión y agua libre y sedimentos en el fondo, a la temperatura y presión observada. Se determina con la altura de llenado del tanque y su tabla de aforo (ver MMH Capítulos 2 y3)

4.3.4.3 Factor de Corrección por la temperatura de la pared del tanque (CTSh)

Cuando un tanque está sujeto a un cambio en la temperatura cambiará su volumen como consecuencia de este hecho. Asumiendo que los tanques son calibrados de acuerdo con el API MPMS Capitulo 2 cada tabla de calibración o de aforo se basa en una temperatura de pared (lámina) específica. Si la temperatura de la lámina del tanque difiere de la que se encuentra registrada en la tabla de calibración, el volumen extraído de la tabla deberá corregirse utilizando el factor de corrección por temperatura de la lámina del tanque (CTSh).

Este factor puede obtenerse directamente a través de la tabla B -1, Apéndice B del API MPMS 12.1.1, o utilizando la siguiente ecuación:

Donde:

α	= Coeficiente lineal de expansión del material de la lámina del tanque
ΔT	= Temperatura de lámina del tanque (TSh) – Temperatura base(Tb);

Tb es la temperatura de lámina del tanque a la cual se calcularon los volúmenes de la tabla de aforo.

Al calcular ΔT es importante mantener el signo aritmético ya que este valor puede ser positivo o negativo y como tal debe ser aplicado en la fórmula del CTSh.

Valores de α para diferentes materiales de construcción se encuentran en la Tabla 7 — Niveles de discriminación de coeficientes de expansión térmica, como C. Coeficiente lineal, Gl.

Para tanques metálicos sin aislamiento, la temperatura de lámina (TSh) puede calcularse utilizando la ecuación:

Donde:

Tl       =   temperatura del liquido

Ta       =   temperatura ambiente a la sombra

Para tanques metálicos con aislamiento se puede asumir que la temperatura de lámina es muy cercana a la temperatura del liquido adyacente, o sea que TSh = Ti .

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4.3.4.4 Ajuste por techo flotante (FRA)

La corrección por el desplazamiento del techo flotante puede ser realizada de dos formas:

a)	Si la corrección por techo se incluyó dentro de la tabla de aforo del tanque utilizando una gravedad API de referencia, se debe calcular una segunda corrección si existe diferencia entre la gravedad API de referencia y la gravedad API observada a la temperatura del tanque. Siga este procedimiento:
•	Identifique el tipo de producto, la gravedad API a 60 °F y la temperatura del líquido (°F).
•	Obtenga del API MPMS 11.1 (ASTM D1250) Tabla 5A para crudos o Tabla 5B para refinados la gravedad API observada en el tanque.
•	Calcule la diferencia entre la gravedad API observada y la gravedad API de referencia que aparece en la tabla de aforo.
•	Multiplique la diferencia anterior por el volumen que aparece en la tabla de aforo para el ajuste por techo flotante, que puede ser negativo o positivo si la gravedad API observada es superior o inferior a la de referencia de la tabla de aforo.

b)

Si la tabla de aforo se ha elaborado como una tabla de capacidad bruta o de tanque abierto, a la que comúnmente se le refiere como tabla de capacidad de pared, la deducción por techo se calcula dividiendo el peso del techo flotante entre el peso por unidad de volumen a temperatura estándar multiplicado por el CTL a las condiciones observadas del líquido:

Notas:	•	La corrección por techo puede no ser exacta si el nivel de líquido se encuentra dentro de la zona crítica del techo flotante, independientemente del estilo de tabla utilizada.
	•	Las correcciones por techo no aplican para volúmenes por debajo de la zona crítica.
	•	La densidad debe ser una densidad en aire y deberá estar dada en unidades
	•	Se recomienda drenar el techo flotante antes de efectuar las medidas en el tanque o en su defecto, calcular el peso e incluirlo en el cálculo del FRA.

4.3.4.5 Tanques de buque

Para calcular el GOV en los tanques de un buque, deducir el volumen de FW del TOV.

GOV = TOV – FW

De existir una corrección por asiento o escora, el cálculo se realiza de la manera siguiente:

GOV = (TOV ± correccitón por asiento o escora) – FW

Notas:	•

La corrección por asiento (trimado) se encuentra en las tablas de calibración del buque y generalmente es una corrección a los aforos (sondeos) o aforos de vacío observados;

sin embargo, puede ser un ajuste volumétrico al TOV.

	•	La escora de un barco se lee en su inclinómetro. La corrección puede ser positiva o negativa y se aplica de la misma manera que la corrección por asiento.

4.3.5 Cálculo del Volumen bruto estándar (GSV) (tanques de tierra y tanques de buque)

4.3.5.1 Volumen bruto estándar (GSV)

El volumen total de todos los líquidos de petróleo, agua y sedimentos, excluida el agua libre, corregido por el factor de corrección de volumen (CTL o VCF) para la temperatura en el tanque, gravedad API, la densidad relativa o densidad observadas, hasta una temperatura estándar, se denomina volumen bruto estándar o GSV (“Gross Standard Volume”). El GSV se calcula multiplicando el GOV por el factor de corrección por efecto de la temperatura en el líquido (o factor de corrección de volumen):

GSV = GOV * CTL

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ECP-VSM-M-001-12	Fecha elaboración 16/07/2010	Versión: 1

4.3.5.2	Corrección por efecto de la temperatura en el líquido (CTL) ó factor de corrección de volumen (VCF)

Si el volumen de un hidrocarburo en estado líquido se somete a un cambio en su temperatura, su densidad disminuirá si la temperatura aumenta, o aumentará si su temperatura disminuye. Este cambio en la densidad es proporcional al coeficiente de expansión térmica del líquido y a la temperatura. El factor de corrección que toma en cuenta el efecto de la temperatura en la densidad del lí quido se denomina CTL o VCF . El CTL es una función de la densidad base del líquido y de su temperatura. La función de este factor de corrección es ajustar el volumen de líquido desde condiciones observadas a un volumen a una temperatura estándar.

Los factores de corrección se pueden obtener de las tablas de medición de petróleo (ver API MPMS 11.1 (ASTM D1250)). Las tablas de corrección aplicables más comunes se muestran en la Tabla 15 de este capítulo. Para otros productos y variables de entrada diferentes consulte el MMH Capítulo 11 o en su defecto el API MPMS 11.1.

Tabla 15 - Tablas de CTL

Tabla	Producto	Temp.	Entrada a la tabla
6A	Petróleo Crudo en General	°F	Gravedad API @ 60°F
6B	Productos de Petróleo en General	°F	Gravedad API @ 60°F
6C	Aplicaciones Individuales y especiales	°F	Coeficiente de expansión térmica
6D	Aceites Lubricantes en General	°F	Gravedad API @ 60°F
24A	Petróleo Crudo en General	°F	Densidad relativa @ 60/60°F
24B	Productos de Petróleo en General	°F	Densidad relativa @ 60/60°F
24C	Aplicaciones Individuales y especiales	°F	Coeficiente de expansión térmica
54ª	Petróleo Crudo en General	°C	Densidad @ 15°C
54B	Productos de Petróleo en General	°C	Densidad @ 15°C
54C	Aplicaciones Individuales y especiales	°C	Coeficiente de expansión térmica
54D	Aceites Lubricantes en General	°C	Densidad @ 15°C
ASTM D4311	Asfalto a 60°F, Tabla 1	°F	Gravedad API @ 60°F, Tabla A o B
ASTM D4311	Asfalto a 15°C Tabla	°C	Densidad @ 15°C, Tabla A o B

NOTA:	se referencian las tablas históricas 6A y 6B. La referencia actualizada es el API MPMS 11.1, el cual desarrolla un algoritmo para generar los factores de corrección por efecto de temperatura y presión de manera combinada, el cual se denomina CTPL.

4.3.6 Contenido de agua y sedimento (S&W)

El petróleo crudo y algunos otros productos líquidos derivados, contienen agua y sedimentos en suspensión o mezclada con el fluido; la cantidad de S&W se determinada por medio de análisis de laboratorio de una muestra representativa y se expresa como porcentaje en volumen. Detalles específicos del análisis de agua y sedimento se encuentran en el MMH capítulo 10 y en el API MPMS Capítulo 10.

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4.3.6.1	Factor de corrección por el contenido de agua y sedimento (CSW)

Para calcular el CSW, debe conocerse el porcentaje de S&W, el cual es suministrado por el laboratorio como resultado de análisis a la muestra tomada durante el proceso de medición del tanque. Así el factor CSW, se calcula por la ecuación:

4.3.7	Volumen neto estándar (NSV)

Es el volumen total de todos los líquidos de petróleo, excluidos el sedimento y agua en suspensión y el agua libre, a temperatura estándar:

Esta fórmula se puede expandir a la siguiente:

El contenido de S&W se deduce solamente al petróleo crudo; para los derivados, generalmente no se hace esta corrección, de tal modo que para estos productos GSV = NSV.

4.3.8 Cálculo del volumen de agua y sedimento

A menudo es necesario calcular el valor volumétrico real de Agua y Sedimento (S&W). Esto puede realizarse restando el Volumen neto estándar (NSV) del Volumen bruto estándar (GSV).

En embarques con tanques múltiples, el NSV puede calcularse tanque por tanque si se conocen los valores individuales de S&W; sin embargo, éste puede calcularse para el producto o la parcela completa si el S&W se analizó en una muestra representativa adecuada.

4.3.9 Cálculo de la masa aparente (peso en aire)

Usualmente, la masa aparente se calcula multiplicando el GSV ó el NSV por el factor de corrección de peso (WCF) adecuado. Es decir,

El WCF se encontraba en las diferentes tablas históricas contenidas en los Volúmenes XI y XII del API MPMS 11.1-1980. Que detallan la “Interconversión entre Medidas de Volumen y Medidas de Densidad”. Estos dos volúmenes que contenían 26 tablas diferentes han sido reemplazados por el API MPMS 11.5.1, 11.5.2 y 11.5.3, los cuales presentan ahora las inter-conversiones de las tablas históricas en forma de ecuaciones que muestran las densidades equivalentes en aire y en vacío dependiendo de la variable de entrada, como se indica en la Tabla 16.

Tabla 16 - Variables de entrada API MPMS 11, Sección 5 inter-conversiones

Densidad/peso/volumen

Capítulo	Variable de entrada

11.5.1	Gravedad API a 60 °F
11.5.2	Densidad relativa 60/60 °F
11.5.3	Densidad absoluta a 15 °C

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ECP-VSM-M-001-12	Fecha elaboración 16/07/2010	Versión: 1

4.3.10 Cálculo de la masa (peso en vacío)

Para el petróleo crudo y sus productos, generalmente se prefiere calcular la masa multiplicando el GSV ó el NSV por la densidad adecuada a la misma temperatura estándar; sin embargo, la masa también puede calcularse directamente con el volumen y la densidad a la misma temperatura observada.

El volumen en esta fórmula es el GOV. La densidad utilizada seria calculada típicamente con una densidad a una temperatura estándar y ajustada a la temperatura observada usando un coeficiente de expansión térmica. Este método se usa frecuentemente para el cálculo de cargamentos químicos. También puede usarse una tabla de densidades observadas para un rango de temperatura, si está disponible, es aplicable y es aceptable para todas las partes involucradas.

4.3.11 Procedimiento de cálculo basado en volumen con medición estática

En la Figura 1 se presenta gráficamente el proceso de medición estática, con su correspondiente proceso de liquidación de volúmenes.

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ECP-VSM-M-001-12	Fecha elaboración 16/07/2010	Versión: 1

A continuación se muestra un ejemplo de liquidación de volumen con un tanque de techo flotante (adaptada del API MPMS 12.1.1 Tabla A-1.

Datos analíticos observados
Medida nivel de producto	14 m,02 cm	1 mm	Dato observado
Medida agua libre	0 m,27 cm	1 mm	Dato observado
Gravedad API @ 60 °F		33,7	A partir de análisis
Temperatura líquido °F		88,3	Dato observado
Temperatura ambiente, °F		71,5	Dato observado
Temperatura de lámina del tanque, TSh		86	Por cálculo
Porcentaje de sedimento y agua		0,12%	A partir de análisis

Cálculos
			Unidad	Cálculo secuencial
Cálculos y datos derivados	Símbolo		Reportada (Bls)	(no reportado) (Bls)
Volumen total observado	TOV		435.218,32	435.218,32
Agua libre	FW		-154,37	-154,37
Volumen bruto observado (a)	GOV		435.063,95	435.063,95
Corrección por temperatura de lámina del tanque	CTSh	1,00032	435.203,17	435.203,170464
Ajuste por techo flotante	FRA		+37,89	+37,89
Volumen bruto observado (b)			435.241,06	435.241,060464
Corrección por temperatura de liquido	CTL	0,9868
Volumen bruto estándar	GSV		429.495,88	429.495,878465
Corrección por agua y sedimento	CSW	0,99880
Volumen neto estándar	NSV		428.980,48	428.980,48341

(a) GOV sin corregir por efecto de temperatura de lámina y ajuste por techo flotante

(b) GOV corregido por temperatura de lámina del tanque y ajuste del techo flotante

Los cálculos se deben realizar de manera secuencial, de tal modo que solamente el resultado final en el cálculo es redondeado. Si es necesario reportar cantidades intermedias las cifras pueden redondearse según se indica en la sección de redondeo de cifras; sin embargo, la cifra redondeada no se incluirá en la secuencia de cálculo.

Para mediciones en tanques de buque se aplicarán los factores de corrección apropiados según se indica en los numerales respectivos. Consulte adicionalmente el procedimiento corporativo ECP-VSM-P-020: Procedimiento para medición de hidrocarburo en buque-tanques

4.4	LIQUIDACIÓN DE VOLUMEN CON MEDICIÓN DINÁMICA

La medición utilizada para certificar los volúmenes que se reciben o se entregan utilizando medidores de flujo instalados en línea se denomina medición dinámica. Los elementos de flujo usados en aplicaciones de medición dinámica para transferencia en custodia al igual que los criterios de operación y recomendaciones de mantenimiento se encuentran descritos en el MMH Capítulo 5 “medición dinámica”.

Los siguientes Capítulos del MMH: Capitulo 7 “determinación de temperatura”, Capitulo 8 “muestreo y sus condiciones”, Capitulo 9 “medición y aplicaciones de la densidad”, y el Capitulo 10 “agua y sedimento”, establecen los métodos y parámetros requeridos para determinar otras variables del hidrocarburo o biocombustible medido en línea y necesarios para efectuar el cálculo del volumen neto o la masa del producto transferido.

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En los sistemas de medición dinámica se utilizan diversos factores de corrección que se aplican inicialmente para el proceso de prueba o calibración de un medidor de flujo y posteriormente para la liquidación de cantidad o cálculo del tiquete de medición, la descripción de estos factores se encuentran descritos en el MMH Capitulo 11 “factores de corrección volumétrica”.

Para el proceso de prueba o calibración de un medidor de flujo, los factores de corrección ajustan el volumen medido y el volumen del probador a las condiciones estándar de tal manera que ambos puedan ser comparados sobre la misma base. En este proceso se corrigen las diferencias de temperatura y presión existentes entre el probador y el medidor de flujo.

Para el cálculo de cantidad, los factores de corrección se utilizan para ajustar el volumen medido a las condiciones estándar, para ajustar las inexactitudes asociadas con el rendimiento del medidor, para facilitar el cálculo mediante combinación de los mismos y para ajustar el volumen medido por cantidades no comercializables (S&W).

4.4.1	Procedimientos corporativos y formatos estándar para la medición dinámica

A continuación se enumeran los procedimientos corporativos y formatos estándar asociados a la medición dinámica de hidrocarburos y biocombustibles en estado líquido:

4.4.1.1	Liquidación de cantidades por medición dinámica

•	ECP-VSM-P-043	Procedimiento para liquidación de hidrocarburos con medición dinámica
•	ECP-VSM-F-001	Tiquete para refinados
•	ECP-VSM-F-002	Tiquete para crudos por diferencia de pulsos
•	ECP-VSM-F-003	Tiquete para crudos por diferencia de registros
•	ECP-VSM-F-004	Tiquete para GLP

4.4.1.2	Transmisores de campo

•	ECP-VSM-P-034	Procedimiento para verificación y calibración de transmisores de temperatura
•	ECP-VSM-P-042	Procedimiento para verificación y calibración de transmisores de presión

4.4.1.3	Densidad en línea

•	ECP-VSM-P-054	Procedimiento toma de densidad y calibración de densitómetros

4.4.1.4	Toma de muestras

•	ECP-VSM-P-052	Procedimiento para toma-muestras en línea y verificación de toma-muestras

4.4.1.5	Computadores de Flujo

•	ECP-VSM-P-037	Procedimiento para seguridad en sistemas de medición

4.4.2	Procedimiento para liquidación de tiquetes de medición

El proceso detallado del cálculo de un tiquete de medición se puede consultar en el procedimiento corporativo ECP-VSM-P-043 “Procedimiento para liquidación de hidrocarburos con medición dinámica” el cual está basado en el API MPMS 12.2.2 "Calculation of Petroleum Quantities Using Dynamic Measurement Methods and Volumetric Correction Factors - Measurement Tickets".

La secuencia del cálculo para la liquidación de un tiquete de medición dinámica es la siguiente:

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4.4.3	Símbolos

En los cálculos matemáticos se utilizan como símbolos combinaciones de letras mayúsculas y minúsculas. En términos generales de significado y aplicación, se utiliza letra “m” sí el símbolo se refiere al medidor y la letra “p” si se refiere al probador.

La notación usada en este capítulo está basada en la existente en la versión más reciente del API MPMS 12.2.2. Por ejemplo, el API MPMS 11.1-2004 combina los factores CTL y CPL en un factor combinado denominado CTLP, que será incluido en la siguiente revisión del Capítulo 12 (ver Addendum 1 del API MPMS Capítulo 12 de agosto de 2007)

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4.4.4	Densidad del líquido

Se debe determinar por un método de ensayo estándar apropiado o de ser necesario mediante correlaciones o ecuaciones de estado. Sí se conoce la densidad base del producto (RHOb ) o la densidad del líquido que fluye (RHOtb ) la relación entre estas se determina por medio de la siguiente expresión:

4.4.5	Derivación de las ecuaciones del volumen base

Los factores de corrección volumétricos utilizados en la liquidación de tiquetes están basados en los siguientes criterios:

4.4.5.1	Determinación del volumen indicado (IV)

El IV es el cambio en la lectura del medidor que ocurre durante un despacho o entrega. Se obtiene de la diferencia ente el valor de cierre del medidor (MRc) y el valor de apertura del medidor (MRo)

4.4.5.2	Determinación del volumen bruto estándar (GSV)

El GSV se obtiene de la siguiente expresión:

La masa de cantidad medida puede obtenerse de la ecuación:

Por lo que:

4.4.5.3	Determinación del volumen neto estándar (NSV)

El NSV es el volumen equivalente de un líquido a condiciones de referencia, excluidos los sedimentos y el contenido de agua:

Esta fórmula se puede expandir a la siguiente:

El contenido de S&W se deduce solamente al petróleo crudo; para los derivados, generalmente no se hace esta corrección, de tal modo que para estos productos GSV = NSV.

Ejemplo de un tiquete de medición:

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ECP-VSM-M-001-12	Fecha elaboración: 16/07/2010	Versión: 1

DATOS DEL PRODUCTO
	Producto	CRUDO
	Gravedad API observada	40,7
	Temperatura observada, °F	75,1
	%S&W	0,149
DATOS DEL MEDIDOR
	Lectura final (MRC)	3.867.455,15 Bls
	Lectura inicial (MRO)	3.814.326,76 Bls
	Factor del medidor (MF)	1,0016
	Temperatura promedio (TWA) °F	76. 0
	Presión promedio, psig	80
CÁLCULOS
1	Gravedad API @ 60 °F	39,4
2	CTL	0,9920
3	F- Factor	0,00000568
4	CPL	1,0005
5	CCF = (CTL*CPL*MF)	0,9941
	Volumen Indicado
6	IV = (MRC - MRO)	53.128,39
	Volumen bruto estándar
7	GSV = (IV*CCF)	52.814,93
8	CSW = 1-(%S&W/100)	0,99851
	Volumen neto estándar
9	NSV = (GSV*CSW)	52.736,24 Bls

4.4.6	Factores de corrección

Durante el proceso de cálculo de los tiquetes de medición se usan factores de corrección que afectan la densidad del líquido (CTL y CPL), el factor del medidor (MF) determinado durante un proceso de prueba del medidor y finalmente, cuando el líquido transferido es petróleo crudo, el factor de corrección de agua y sedimento (CSW).

4.4.6.1	Factores de corrección por la densidad del líquido

Los factores de corrección por la densidad del líquido son usados para considerar los cambios en la densidad debido a los efectos de temperatura y presión sobre el líquido.

a.	Corrección por efecto de la temperatura en la densidad del líquido

Si un petróleo liquido se somete a un cambio en temperatura, su densidad disminuirá si la temperatura aumenta o aumentará si la temperatura disminuye. Este cambio de densidad es proporcional al coeficiente de expansión térmica del líquido y la temperatura del producto. El factor de corrección por el efecto de la temperatura sobre la densidad del líquido es llamado CTL, y es función de la densidad base (RHOb) y la temperatura promedio ponderada (TWA), en consecuencia:

•	Para el factor CTLp utilice la temperatura promedio del probador.
•	Para el factor CTLm utilice la temperatura promedio del medidor.

Las tablas de corrección aplicables más comunes se muestran en la Tabla 15 de este capítulo. Para otros productos y variables de entrada diferentes consulte el MMH Capítulo 11 o el API MPMS 11.1.

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b.	Corrección por efecto de la presión sobre el liquido (CPL)

Si un líquido de petróleo es sometido a un cambio en la presión, su densidad aumentará con un aumento en la presión y disminuirá si la presión disminuye. El factor de corrección por efecto de la compresibilidad del líquido se denomina CPL. El factor CPL es una función del factor de compresibilidad del líquido (F), de la presión promedio ponderada (PWA), de la presión de vapor de equilibrio (Pe) y la presión base (Pb). El factor de compresibilidad del líquido (F), depende de la densidad base (RHOb) y de la temperatura promedia ponderada (TWA). El CPL se determina utilizando la siguiente expresión:

Donde:

Pba	=	Presión base (en psia)
Pea	=	Presión de vapor de equilibrio @ la temperatura del líquido medido (en psia). Para líquidos que tienen una presión de vapor de equilibrio menor o igual a una atmosfera a la temperatura de operación la expresión (Pea − Pba ) = 0, con lo que la expresión se convierte en:

Para GLP y NGL (líquidos con presión de vapor mayor que la atmosférica), se determina según la guía de cálculo del API MPMS 11.2.2 Addendum. "Compressibility Factors for Hydrocarbons, Correlation of Vapor Pressure for Commercial Natural Gas Liquids"

P	=	Presión de operación (en psi)
F	=	Factor de compresibilidad del líquido.

El factor de compresibilidad F se determina dependiendo del tipo de producto aplicando:

•	El API MPMS 11.1-2004 “Temperature and Pressure Volume Correction Factors for Generalized Crude Oils, Refined Products, and Lubricating Oils” (en reemplazo de los documentos API MPMS 11.2.1-1984 y API MPMS 11.2.1M-1984),
•	El API MPMS 11.2.2-1986/GPA 8286-86 “Compressibility Factors for Hydrocarbons: 0.350 – 0.637 Relative Density (60°F/60°F) and –50°F to 140°F Metering Temperature”
•	El API MPMS 11.2.2M-1986/GPA 8286-86 “Compressibility Factors for Hydrocarbons: 350 – 637 Kilograms per Cubic Metre Density (15°C) and 46°C to 60°C Metering Temperature”.

Para calcular el factor CPL del probador y del medidor tenga en cuenta lo siguiente:

•	Para el factor CPLp se utiliza la temperatura y presión promedio del probador.
•	Para el factor CPLm se utiliza la temperatura y presión promedio del medidor.

4.4.6.2	Factores de corrección aplicados al probador

Los cambios en el volumen del probador por efectos de la temperatura y presión sobre el acero de este son corregidos utilizando los factores CTS y CPS. Estos dos factores no se aplican al medidor debido a que los efectos de le temperatura y presión sobre la cámara del medidor son relativamente insignificantes y pueden ser ignorados, sus efectos se reflejan en el MF determinado durante la prueba.

a.	Corrección por efecto de la temperatura en el acero (CTS)

El factor de corrección por efecto de la temperatura en el acero (CTS) corrige cambio en el volumen por efecto de la contracción o expansión térmica del acero con que está fabricado el probador y su cálculo depende del tipo de probador así:

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Probadores convencionales de tubería: El CTS para probadores de tubería, de tanque abierto y dispositivos de campo asume que este es construido con un material único y puede calcularse de la siguiente ecuación:

Donde:

Tp	=	temperatura promedio en del líquido en el probador
Tb	=	temperatura base (en sistema inglés 60 °F)
Gc	=	coeficiente de expansión cúbica por grado de temperatura del material del cual está hecho el probador o recipiente, normalmente se encuentra en el Reporte de Calibración de este. Use la Tabla 7 de este capítulo sí no conoce el valor de Gc.

El CTS también se puede determinar a partir del tipo de acero utilizado y la temperatura observada utilizando las Tablas A-1 a la A-4 del API MPMS 12.2.1.

Probadores de volumen pequeño o compacto con detectores externos: en este caso los cambios en el volumen del probador que ocurren debido a la temperatura son definidos en función del cambio del área transversal del tubo probador y el cambio en la distancia entre los detectores de posición. El valor de factor CTS debe calcularse a partir de la siguiente ecuación:

Donde:

Tp	=	Temperatura promedio del líquido en la cámara del probador
Td	=	Temperatura de la varilla de montaje de los detectores del probador (típicamente la temperatura ambiente a la sombra)
Tb	=	temperatura base (normalmente 60 °F)
Ga	=	Coeficiente térmico de expansión de área de la cámara del probador.
Gl	=	Coeficiente térmico de expansión lineal por grado de temperatura de la varilla donde se instalan los micro-interruptores detectores del probador.

Cuando no se conoce Ga y Gl puede remitirse a la Tabla 7 de este capítulo.

b.	Corrección por efecto de presión sobre el acero (CPS)

Este factor ajusta el volumen por efecto de la presión interna en el acero con el que está fabricado el tubo probador, el tanque probador o el dispositivo de medición. Para su cálculo use la ecuación:

En donde:

Pp	=	Presión promedio interna del probador (en psi)
Pb	=	Presión base (en psi), normalmente es 0 psi, con lo que la ecuación se convierte en:

ID	=	Diámetro nominal interno en pulgadas del probador calculado como diámetro exterior del probador (OD) menos dos veces el espesor de la pared (WT):

E	=	Módulo de elasticidad para el material del probador. Ver Tabla 8 de este capítulo.
WT	=	Espesor de pared del tubo del probador (pulgadas)

Si el CPS no se conoce, pero se conoce el tipo de acero del probador utilizado y la presión observada, este se puede determinar utilizando las Tablas A-5 a la A-7 del API MPMS 12.2.1 Anexo A.

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Sí el probador está diseñado con doble pared para igualar la presión interna con la externa de la cámara calibrada la sección interna del probador no está sujeta a una presión interna neta por lo que en este caso especial el factor CPS = 1,0000

4.4.7 Factores de corrección combinados

Para minimizar los errores de precisión y redondeo ocasionados al multiplicar o dividir en serie varios factores de conversión, se ha establecido la metodología de combinar todos los factores requeridos en una secuencia determinada y con un nivel máximo de discriminación. De este modo, se combinan dos o más factores obteniendo un factor combinado (CCF), redondeando luego el CCF a un número especificado de decimales. Los siguientes factores se utilizan para minimizar errores en la secuencias de cálculos:

a)	Para determinar GSV durante el cálculo de tiquetes de medición:

b)	Para determinar volumen del probador (GSVp) durante la calibración:

c)	Para calcular el volumen de un medidor en proceso de prueba (ISVm ):

d)	Para determinar el GSVmp de un probador maestro:

e)	Para determinar el GSVmm de un medidor maestro cuando calibra un medidor de campo:

f)	Para calcular el volumen (ISVmm):de un medidor maestro utilizando un probador maestro:

g)	Para calcular el efecto combinado de la temperatura en el acero durante la rutina de calibración:

4.5	DETERMINACIÓN DEL FACTOR DEL MEDIDOR (MF)

4.5.1	Procedimientos corporativos y formatos estándar de calibración de medidores de flujo

A continuación se enumeran los procedimientos corporativos y formatos estándar asociados a la calibración de medidores de flujo:

•	ECP-VSM-P-022	Procedimiento para calibración de medidores de flujo
•	ECP-VSM-P-029	Procedimiento para elaboración de cartas de control de medidores de flujo
•	ECP-VSM-P-038	Procedimiento para verificación de los medidores de flujo
•	ECP-VSM-P-041	Procedimiento para cambio y oficialización del factor del medidor
•	ECP-VSM-P-048	Procedimiento para calibración de medidores de flujo coriolis
•	ECP-VSM-F-005	Calibración y verificación de medidores con tanque probador
•	ECP-VSM-F-006	Calibración y verificación de medidores con probador compacto
•	ECP-VSM-F-007	Calibración y verificación de medidores con probador bidireccional
•	ECP-VSM-F-008	Calibración de medidores de flujo por el método del medidor maestro
(master meter)
•	ECP-VSM-F-009	Actualización de factores de medidores.

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4.5.2	Generalidades

El factor de calibración del medidor ajusta las inexactitudes del medidor al compararlo con el patrón volumétrico del probador. Se define como la relación entre el volumen corregido del probador (GSVp) y el volumen corregido del medidor (ISVm) durante el proceso de prueba. La determinación del factor del medidor se realiza de acuerdo a lo establecido en el API MPMS 12.2.3

Donde:

El API MPMS 12.2.3 establece dos métodos para el cálculo del factor del medidor (MF):

Método del promedio de factores (Método 1): Este método consiste en determinar un rango de factores intermedios calculados para corridas de prueba seleccionadas, con un criterio de repetibilidad que no exceda el 0,05%. El promedio de estos factores intermedios será el factor del medidor.

Método del promedio de datos (Método 2): En este método se promedian los datos de corridas seleccionadas (temperatura del probador y del medidor, presión del probador y del medidor y número total de pulsos o pulsos interpolados) y con los mismos se calcula el factor del medidor, con un criterio de repetibilidad tal que no exceda de 0,05%.

Los dos métodos de cálculo del factor del medidor se pueden aplicar indistintamente para diferentes tipos de probador. Entre los sistemas de prueba disponibles, tenemos:

•	Probador de desplazamiento
•	Tanque probador
•	Medidor patrón (“master meter”)

La utilización de un medidor patrón requiere que el mismo haya sido calibrado previamente con un "master prover" (probador de desplazamiento o tanque probador)

4.5.3	Requerimientos de repetibilidad

Para determinar el rango de repetibilidad se utilizan las siguientes ecuaciones:

Para el método No. 1:

Para el método No. 2:

La prueba del medidor se considera aceptable de acuerdo a los siguientes criterios:

•	Cuando se utiliza probador de desplazamiento o tanque probador la repetibilidad de la prueba debe encontrarse dentro de un rango que no exceda el límite de 0,05% cuando se realicen al menos dos (2) corridas.
•	Cuando el medidor que está bajo prueba es un medidor maestro patrón (“master meter”), se deberá cumplir con un criterio de repetibilidad que no debe ser mayor a 0,02% cuando se realicen al menos dos (2) corridas.

Aclaración: si el medidor bajo prueba esta calibrándose contra un patrón “master meter” aplica el criterio de mínimo dos corridas y máximo 0,05% de repetibilidad.

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Adicionalmente, como guía general, se deberá cumplir con los criterios señalados en el API MPMS 4.8, Apéndice A, Tabla A1 cuando se seleccione otro esquema para realización y aceptación de corridas.

4.6	CÁLCULO DE VOLUMEN BASE A PROBADORES POR EL MÉTODO LÍQUIDO

El método de calibración líquida consiste en el vaciado o desplazamiento de agua desde un probador hacia uno o más tanques volumétricos certificados. La certificación de los tanques volumétricos debe ser trazable a estándares de la una organización metrológica nacional o internacional.

El agua utilizada se asume que debe estar limpia, libre de aire o gases. Para corregir los volúmenes de agua desde las condiciones de flujo a las condiciones base se deben utilizar las correlaciones aplicables que se encuentran descritas en el API MPMS 12.2.1 Apéndice B.

4.6.1	Procedimientos corporativos y formatos estándar

El procedimiento detallado para determinar el volumen base de los diferentes tipos de probadores utilizados en Ecopetrol S.A. se encuentra descrito en los siguientes procedimientos corporativos:

•	ECP-VSM-P-040	Procedimiento para verificación de tanques de prueba
•	ECP-VSM-P-050	Procedimiento para la calibración de un probador compacto
•	ECP-VSM-P-051	Procedimiento para la calibración de un probador de desplazamiento mecánico
•	ECP-VSM-F-013	Calibración de probadores compactos por el método de waterdraw
•	ECP-VSM-F-014	Calibración de probadores bidireccionales por el método de waterdraw

4.6.2	Requerimientos de calibración

El volumen correspondiente a cada pasada de calibración se debe calcular individualmente para obtener el volumen corregido a las condiciones de referencia. Los requerimientos de calibración son una función de la clasificación de diseño del probador.

4.6.2.1	Probadores de desplazamiento, diseño unidireccional o bidireccional.

La calibración para el diseño unidireccional se considera aceptable cuando el volumen obtenido para el probador corregido a condiciones de referencia (WDzb), para un mínimo de tres o más pasadas se encuentra dentro de un rango no mayor de 0,02%.

La calibración para el diseño bidireccional se considera aceptable cuando el volumen obtenido para el probador corregido a condiciones de referencia (WDzb), para un mínimo de tres o más pasadas de ida y regreso se encuentra dentro de un rango no mayor de 0,02%. El volumen calibrado del probador (CPV) para tres o más pasadas completas consecutivas se encuentra dentro de un rango no mayor de 0,02%. Las ratas de flujo en la ida y el regreso de una pasada deben ser iguales.

En ambos casos, la rata de flujo entre pasadas de calibración consecutivas deberá cambiar al menos 25%.

4.6.2.2	Tanques probadores

La calibración se considera aceptable cuando el volumen calibrado del probador (CPV), para dos o más corridas consecutivas se encuentra dentro de un rango máximo de 0,02%.

Luego del ajuste de la escala, se debe determinar un volumen de calibración adicional. Este volumen deberá encontrarse dentro de ±0,01% del volumen calibrado (CPV) determinado previamente.

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4.6.3	Repetibilidad

Para calcular y verificar el rango de los resultados, tanto en los probadores de desplazamiento como en los tanques probadores se obtiene el valor de la repetibilidad a partir de la siguiente ecuación:

4.6.4	Factores de corrección

Durante el proceso de cálculo del volumen base de un probador por el método de calibración líquida, se aplican los siguientes factores de corrección para tomar en cuenta los efectos de:

a.	Expansión térmica del agua en el probador que se calibra y en los tanques volumétricos de aforo.
b.	Expansión térmica del acero en el probador que se calibra y en los tanques volumétricos de aforo.
c.	La compresibilidad del agua en el probador que se calibra, debido a la presión.
d.	La distorsión elástica del probador que se calibra, debido a la presión.

4.6.4.1	Factores de corrección de densidad para el agua

Los factores de corrección de densidad para el agua se emplean para dar cuenta de los cambios en la densidad debido a los efectos de la temperatura y la presión. Estos factores de corrección son los siguientes:

a.	CTDW:	corrige el efecto de los cambios de densidad del agua debido a las diferencias de temperatura entre el probador y el patrón de calibración. Estos factores se relacionan en el API MPMS 11.2.3.

b.	CPL:	corrige por el efecto de la compresibilidad en la densidad del agua.

4.6.4.2	Factores de corrección para el probador y el patrón de calibración

Los factores de corrección para el probador y los patrones de calibración se emplean para dar cuenta de los cambios en los volúmenes debido a los efectos de la temperatura y la presión sobre el acero. Estos factores de corrección son los siguientes:

a.	CTS:	corrección por la expansión o contracción térmica del acero debido a la temperatura promedio del líquido.
b.	CPS:	corrección por la expansión o contracción del acero debido a la presión promedio del líquido.

4.7 CÁLCULO DE VOLUMEN BASE A PROBADORES POR EL MÉTODO DEL MEDIDOR PATRÓN

El método del medidor patrón (“master meter”) utiliza un medidor de transferencia (o estándar de referencia) que ha sido probado (calibrado) a las condiciones de operación existentes mediante un probador que ha sido previamente aforado por el método de calibración líquida. El medidor patrón se utiliza entonces para determinar en el campo el volumen calibrado de un probador de desplazamiento.

El probador a ser calibrado se alinea en serie con el medidor patrón y un probador de desplazamiento patrón. El líquido se hace circular a través de los tres elementos y el volumen determinado en el medidor patrón, corregido a condiciones de referencia se considera como el volumen de referencia. Este volumen se corrige por diferencias de temperatura y presión entre el volumen del probador que se calibra y el medidor de flujo patrón. Este es el volumen base del probador sometido a calibración.

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En el API MPMS 12.2.5 se pormenorizan las condiciones específicas aplicables a este método de calibración, el cual no se usa actualmente en Ecopetrol S.A.

4.8	CÁLCULO DE VOLÚMENES POR CONTRACCIÓN (SHRINKAGE) EN MEZCLAS DE HIDROCARBUROS LIVIANOS CON CRUDOS O ENTRE CRUDOS LIVIANOS Y PESADOS

El transporte de crudo y productos refinados puede ocasionar situaciones en las que hidrocarburos con diferentes densidades y propiedades sean mezclados. Estas mezclas de hidrocarburos de diferentes propiedades presentan como resultado discrepancias volumétricas con relación a la combinación ideal de mezclas, que normalmente representan la suma de sus componentes. La discrepancia es conocida como “shrinkage” (“contracción o reducción volumétrica por mezcla”), y originada porque las moléculas más pequeñas del producto más liviano llenan los espacios vacios de las moléculas más pesadas. Por eso, al mezclar nafta y crudo en proporción volumétrica de 100 y 50 barriles respectivamente, no se obtendrán 150 barriles totales de mezcla, sino menos volumen dependiendo de las densidades y la relación de los componentes de la mezcla.

El API MPMS 12.3 proporciona un procedimiento para cuantificar la reducción del volumen que ocurre al mezclar hidrocarburos de diferente densidad o gravedad API y muestra los factores de contracción relacionados con el inverso de la densidad (sistema métrico) o diferencial en la gravedad API para las mezclas de 0 a 100 por ciento de livianos con los hidrocarburos pesados.

La mayoría de los datos disponibles en el API MPMS 12.3 son para mezclas de hidrocarburos livianos y pesados, e indican los cambios en contracción volumétrica. Sin embargo, existe una amplia información donde se presenta expansión volumétrica de ciertas mezclas de crudos con hidrocarburos livianos. Estos resultados fueron excluidos de la base de datos que se utiliza en el API MPMS 12.3 porque no pueden ser predichos simplemente con base en la densidad. También, porque hay pocas muestras disponibles de la variación de los datos de contracción con temperatura y presión. Por lo tanto, se recomienda que la correlación se utilice solamente para predicciones cercanas a 15°C (60°F) y entre 100 kPa (15 psia) y 700 kPa (115 psia), puesto que los datos fueron obtenidos bajo esas condiciones.

Para las situaciones donde puede haber una duda sobre la aplicabilidad de la ecuación o las tablas, se recomienda que uno de los métodos de prueba discutidos en el API MPMS 12.3 Apéndice C sea utilizado para proporcionar el mejor análisis.

4.8.1	Tablas de contracción volumétrica en mezclas de hidrocarburos

El API MPMS 12.3 presenta las siguientes tablas estándar para el cálculo de la contracción volumétrica:

a.	Tabla 3: factores de contracción volumétrica en porcentaje para mezclas de dos hidrocarburos con diferencias en gravedad desde 10 a 100 °API y desde 1 a 99% del componente liviano en la mezcla total. Como variable de entrada se utiliza la diferencia en gravedad API entre los componentes livianos y pesados de la mezcla y el porcentaje en volumen del hidrocarburo liviano en la mezcla para obtener el porcentaje de contracción del volumen total de la mezcla. La multiplicación del factor del porcentaje extraído de la tabla (dividido por 100) por el volumen total de la mezcla es igual a la contracción volumétrica que ocurre al mezclar los componentes liviano y pesado.

b.	Tabla 4 (Sistema Métrico): diferencia del inverso de la densidad en m3/kg (multiplicado por 1000) para las densidades de del hidrocarburos livianos a partir de 580 a 890 kg/m3 a 15 °C y densidades de hidrocarburos pesados a partir de 980 a 640 kg/m3 a 15 °C. Como variable de entrada se emplean las densidades de los componentes livianos y pesados en kg/m3 para obtener el inverso de la densidad del componente liviano (dL) menos el inverso de la densidad del componente pesado (dH), requeridos para entrar en la Tabla 5.

c.	Tabla 5 (Sistema Métrico): factores de contracción volumétrica en porcentaje para mezclas de dos hidrocarburos con diferencias en inverso de densidad a 15 °C en m3/kg determinados de la Tabla 4, a partir 1 a 99% del componente liviano en la mezcla total. Como variable de entrada para esta tabla se usa la diferencia entre los inversos de las densidades de los componentes liviano y pesado (Tabla 4) y el porcentaje del componente liviano en la mezcla total para determinar el porcentaje de contracción del volumen total de la mezcla. La multiplicación del factor de porcentaje extraído de la Tabla (dividido por 100) por el volumen total de la mezcla es igual a la contracción de volumen que ocurre al mezclar el componente liviano con el hidrocarburo pesado.

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CAPITULO 12 - CÁLCULO DE CANTIDADES DE PETRÓLEO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN
DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001-12	Fecha elaboración: 16/07/2010	Versión: 1

4.8.2	Cifras significativas y niveles de discriminación

La Tabla 17 muestra los niveles de discriminación sugeridos para calcular el factor de encogimiento.

Tabla 17 – Niveles de discriminación para cálculos

(fuente API MPMS 12.3)

Variable	Unidades USC	Unidades SI
Volumen de los componentes	X,xx barriles	X,xx m3
Densidad de los componentes	X,xx °API	XXX,x kg/m3
Porcentaje del componente liviano	XX,x %	XX,X %
Diferencia de gravedad API	X,xx °API de diferencia	-----
Diferencia del inverso de la densidad	-----	0,xxxx (m3/kg)x10[3]
S = contracción volumétrica	XX,xxxx %	XX,xxxx %
Contracción del volumen	XX,0 barriles	XX,x m3

Los valores del porcentaje total de contracción presentados en las Tablas 3 y 5 del API MPMS 12.3 se dan con cuatro dígitos después del decimal. Los errores de la predicción y de la medición apoyan solamente una resolución máxima de dos dígitos (XX,xx para el porcentaje de contracción). Los dígitos adicionales se muestran solamente por conveniencia en los cálculos que implican cantidades en transferencia de custodia. Si la correlación se utiliza para corregir valores en el balance de un fluido, se debe notar que la contracción calculada es técnicamente soportada con aproximación de dos dígitos.

4.8.3	Ecuaciones:

Las siguientes ecuaciones fueron utilizadas para calcular las tablas que predicen el encogimiento volumétrico de una mezcla

a.	Unidades USC (Customary Units)

Donde:

S	=	Contracción volumétrica, como un porcentaje del volumen ideal total mezclado
C	=	Porcentaje de concentración del volumen de hidrocarburo liviano en el total de la mezcla.
G	=	Diferencia de gravedad en grados API.

b.	Sistema Internacional de unidades (SI)

Donde:

S	=	Contracción volumétrica, como un porcentaje del volumen ideal total mezclado
C	=	Porcentaje de concentración del volumen de hidrocarburo liviano en el total de la mezcla.
(1/dL − 1/dH)	=	Diferencia de los inversos de la densidad de los componentes livianos (dL) y pesados (dH) en m3/kg.

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CAPITULO 12 - CÁLCULO DE CANTIDADES DE PETRÓLEO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN
DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001-12	Fecha elaboración: 16/07/2010	Versión: 1

Su uso es para cuantificar la contracción del volumen que ocurre cuando hidrocarburos más livianos (580-890 kg/m3, 112-27 °API) se mezclan con petróleo crudo (644-979 kg/m3, 88-13 °API).

Los factores de contracción se calculan teniendo en cuenta las densidades estándares del hidrocarburo liviano y del petróleo crudo (en cualquiera de los sistemas de unidades, ya sea el Sistema Internacional de Unidades [SI] o las unidades comúnmente utilizadas en la industria petrolera) y la fracción de volumen del hidrocarburo.

4.8.4	Procedimiento de cálculo de reducción de volumen por mezcla

A continuación se describen los cinco pasos para calcular la reducción de volumen a partir de los datos iniciales, uso de tablas, cálculo de factores de contracción y finalmente cálculo del volumen de mezcla:

4.8.5	Ejemplo de cálculo con el uso de tablas

Al mezclar 95.000 barriles de crudo 30,7 °API y 5.000 barriles de gasolina natural 86,5 °API se tendrá:

a. Primer paso — determinar la concentración (C) de hidrocarburo liviano en el volumen total:

b.	Segundo paso — encontrar la diferencia de gravedad API (G):

G = 86,5 − 30,7 = 55,8

c.	Tercer paso — encontrar el factor de contracción (S):

Buscando en la tabla No 3 del API MPMS 12.3, el porcentaje de hidrocarburo liviano de la mezcla (5%) y la diferencia de gravedad API de los dos productos mezclados se encuentra que:

Diferencia gravedad API	Factor de contracción
55,0	0,0941
55,8	¿ S ?
56,0	0,0980

Puesto que el valor de la diferencia de las gravedades API de los productos mezclados cae entre dos valores enteros, es necesario realizar suna interpolación lineal, de la siguiente manera:

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CAPITULO 12 - CÁLCULO DE CANTIDADES DE PETRÓLEO
GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN
DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001-12	Fecha elaboración: 16/07/2010	Versión: 1

d.	Cuarto paso — determinar la contracción física:

e.	Quinto paso — determinar el volumen de la mezcla:

5	CONTINGENCIAS

No aplica.

Para mayor información sobre este capítulo y en general del Manual de medición de hidrocarburos y biocombustibles de Ecopetrol S.A. (MMH), dirigirse a:

•	Rodrigo Satizabal Ramírez

Jefe del Departamento de Medición y Contabilización de Hidrocarburos, VSM-GPS-PMC Ext.:43390

•	Mario Alberto Granada Cañas

Profesional del Departamento de Medición y Contabilización de Hidrocarburos, VSM-GPS-PMC Ext.:50057

•	Penélope Galeno Sáez

Profesional del Departamento de Medición y Contabilización de Hidrocarburos, VSM-GPS-PMC Ext.:42080

RELACIÓN DE VERSIONES

Versión	Fecha	Cambios
0	01/09/2005	Emisión del documento
1	16/07/2010	Revisión general del documento

Revisó	Aprobó

/s/ RODRIGO SATIZABAL RAMIREZ
RODRIGO SATIZABAL RAMIREZ
Jefe del Departmento de Medición y Contabilización de
Hidrocarburos VSM-GPS-PMC
/S/ CLAUDIA L. CASTELLANOS R
CLAUDIA CASTELLANOS
/s/ MARIO A. GRANADA CAÑAS	Vicepresidente de Suministro y Mercadeo – VSM
MARIO A. GRANADA CAÑAS
Profesional Medición VSM-GPS-PMC
En representación de los Lideres de Medicion de VSM, VIT, VPR, GRB, GRC e ICP quienes participaron en su elaboración.
Aprobado según acta del 3er Comite Táctico de Medición y Contabilización realizado los días 22 y 23 de julio de 2010

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MANUAL DE MEDICIÓN DE

HIDROCARBUROS

CAPÍTULO 13

CONTROL ESTADÍSTICO DE

MEDICIÓN

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VERSIÓN	DESCRIPCIÓN	FECHA

00	EMISIÓN DEL DOCUMENTO	NOVIEMBRE 10 DE 2005

01	REVISIÓN DEL DOCUMENTO	FEBRERO 4 DE 2009

DEPENDENCIA RESPONSABLE	REVISÓ	APROBÓ

Este documento se validó en el
Comité Táctico Medición
integrado por los líderes de
medición de las áreas de negocio:

/s/ SARA ISABEL PARRA
SARA ISABEL PARRA
Líder de Medición GRB – VRP

/s/ ALEXANDER CARDONA GÓNGORA
ALEXANDER CARDONA GÓNGORA
Líder de Medición (E) VIT

/s/ RODRIGO SATIZABAL RAMÍREZ
RODRIGO SATIZABAL RAMÍREZ
Jefe Del Departamento de Medición y
Contabilización de Hidrocarburos , GPS-VSM
/s/ JUAN MANUEL NOCUA
JUAN MANUEL NOCUA
Líder de Medición VPR

/s/ CARLOS GUSTAVO ARÉVALO	/s/ PABLO MOTTA CANDELA	/s/ CAMILO MARULANDA
CARLOS GUSTAVO ARÉVALO	PABLO MOTTA CANDELA	CAMILO MARULANDA
Líder de Medición RCSA	Gerente de Planeación y Suministro GPS– VSM	Vicepresidente de Suministro y Mercadeo – VSM

/s/ CARLOS REINEL SANABRIA	/s/ ADRIANA GARCIA MOLANO
CARLOS REINEL SANABRIA	ADRIANA GARCIA MOLANO
Líder de Medición GPS - VSM	Asesor Jurídico VSM

/s/ JAIRO H. GUZMÁN MEJİA
JAIRO H. GUZMÁN MEJİA
Líder de Medición ICP

VICEPRESIDENCIA DE SUMINISTRO Y MERCADEO Gerencia de Planeación y Suministro	Versión: 01	ECP-VSM-M-001-13
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TABLA DE CONTENIDO

1.	OBJETO		4
2.	ALCANCE		4
3.	GLOSARIO		4
4.	DOCUMENTOS DEROGADOS		4
5.	CONDICIONES GENERALES		4
6.	DESARROLLO		6
6.1		CÁLCULOS Y CONCEPTOS	6
	6.1.1	Elementos básicos de una carta de control	6
	6.1.2	Promedio aritmético	6
	6.1.3	Promedio aritmético para una serie móvil	7
	6.1.4	Desviación estándar	7
	6.1.5	Límites de Control	7
6.2		RANGO DE OPERACIÓN DEL SISTEMA DE MEDICIÓN	8
6.3		CARTA DE CONTROL DE LOS FACTORES DEL MEDIDOR	8
6.4		PRUEBAS DEL FACTOR DEL MEDIDOR CON LÍMITES FIJOS	9
6.5		EVALUACIÓN DE LA LINEALIDAD	11
6.6		CARTAS DE CONTROL CON BASE EN EL ANÁLISIS DE INCERTIDUMBRE	12
	6.6.1	Análisis de la incertidumbre de una serie móvil de MF	13
	6.6.2	Construcción de la Gráfica de Control con Base en el Análisis de Incertidumbre	15
6.7		CARTA DE CONTROL PARA GRUPO DE MEDIDORES	18
7.	REGISTROS		20
8.	CONTINGENCIAS		21
9.	BIBLIOGRAFÍA		21
10.	ANEXOS		21
ANEXO 1 - CONSTRUCCIÓN DEL HISTORIAL ESTADÍSTICO			22
ANEXO 2. TABLA DE CONTROL			23
ANEXO 3 - PRUEBA DE DIXON			24
ANEXO 4 - TABLAS DEL FACTOR DE CONVERSIÓN PARA OBTENER LA INCERTIDUMBRE DE ACUERDO AL API MPMS CAPÍTULO 13.2			29

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1.	OBJETO

Definir procedimientos estadísticos que permitan registrar, analizar y controlar las variaciones de los factores de calibración de los medidores de flujo a fin de que las incertidumbres aleatorias sean comprendidas y consistentes con los objetivos de desempeño de los sistemas de medición de hidrocarburos.

2.	ALCANCE

Aplica a las áreas técnicas y operativas responsables del desempeño de los sistemas de medición. Cubre los aspectos para la evaluación y control de tendencia en los factores del medidor por medio de cartas de control y análisis de incertidumbres aleatorias asociadas con los datos de las calibraciones de los sistemas de medición.

3.	GLOSARIO

✓	Para una mayor comprensión de este documento puede consultar el documento ECP- VSM-M-001 “Manual de Medición de Hidrocarburos ― Capítulo 1 Condiciones Generales y Vocabulario”, numeral 3 Glosario.

✓	MMH: Manual de Medición de Hidrocarburos

4.	DOCUMENTOS DEROGADOS.

Deroga el documento ECP-VSM-M-001-13 “Manual Único de Medición ― Capítulo 13 Control Estadístico de Medición”, versión 00 del 10 de noviembre de 2005.

5.	CONDICIONES GENERALES

✓	Las variaciones en los pulsos del medidor o del factor del medidor, causadas por cambios operativos durante y entre las corridas de prueba del medidor deben ser minimizadas y analizadas.

✓	El factor del medidor definido para la liquidación del bache, según el acuerdo entre las partes, puede ser :

•	El resultado del promedio aritmético de tres (3) corridas de verificación consecutivas con una repetibilidad mejor o igual a 0,03% (≤0,03%). El máximo número de corridas permitidas para obtener un reporte de verificación es de 5 pasadas.
•	El resultado del promedio aritmético de las corridas de verificación (que han sido analizadas y aceptadas) efectuadas durante el período establecido en la Tabla 1 del Capítulo 1 del MMH de acuerdo al programa de cada negocio para cada producto, previa formalización mediante el análisis de las cartas de control. Se debe contar como mínimo con cinco corridas por producto.

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✓	Las intervenciones programadas y mantenimientos correctivos tanto en los medidores como en los computadores de flujo requieren autorización escrita del jefe del área operativa y del personal de medición.

✓	Para llevar trazabilidad de las intervenciones del medidor se recomienda soportarla con la carta de control estadístico del medidor y en el caso del computador de flujo tener la programación antes y después de la intervención.

✓	La calibración de los medidores se debe realizar a condiciones normales de operación (tamaño del bache y tipo de probador).

✓	Se debe verificar el desempeño del medidor en cada transferencia de custodia que se realice entre Ecopetrol S.A. y los Clientes. En cada entrega debe existir por lo menos una verificación del medidor.

Nota:	Cuando el bache tiene una duración entre 12 y 24 horas se sugiere realizar corridas de verificación de la calibración al 25%, 50% y 75 % del bache; sí el bache dura entre 6 y 12 horas al 25% y 75 % del bache y si dura menos de 6 horas al 50 % del bache.

✓	Cada medidor debe contar con una tabla de control del factor del medidor, un análisis del rango de operación y linealidad del sistema, así como de los cambios que ocurren entre los factores consecutivos y el cambio acumulado de los factores. Adicionalmente se sugiere llevar una carta de control con base en análisis de incertidumbre del sistema de medición, según las indicaciones del Capítulo 25 del MMH.

✓	Para llevar el control estadístico se debe organizar una base de datos que contenga como mínimo:

•	Identificación del medidor (“tag” y tipo)
•	Nombre del producto
•	Fecha en que fue realizada la corrida.
•	Hora en que fue realizada la corrida.
•	Identificación del tipo de corrida: si es de verificación ó calibración.
•	Temperatura promedio en el medidor durante la corrida.
•	Temperatura promedio en el probador durante la corrida.
•	Presión promedio en el medidor durante la corrida.
•	Presión promedio en el probador durante la corrida.
•	Tasa de flujo promedio durante la corrida.
•	Densidad relativa ó gravedad API promedio durante la corrida.
•	Factor del medidor: nuevo factor del medidor que cumpla con la repetibilidad establecida en el API.
•	Actividad: defina si el medidor está instalado en un sistema de recibo (R), o entrega (E) y el nombre de la estación o punto donde se genera dicha actividad.
•	Repetibilidad de la corrida.

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6.	DESARROLLO

El factor del medidor puede sufrir variaciones entre otros, por cambios en la rata de flujo, condiciones mecánicas, propiedades del fluido, contaminantes en el fluido e incrustaciones de parafina. Por tal razón es necesario acordar un intervalo o periodo para calibración de medidores, una desviación límite entre los factores consecutivos del medidor, rangos adecuados y los límites aceptables de desviación.

Para lograr este objetivo se utilizan las “gráficas o cartas de control”, herramienta estadística que permite obtener el comportamiento de un proceso a través del tiempo. La ventaja de su uso es que en ellas se representa tanto la tendencia central del proceso como la amplitud de su variación.

A continuación se definen parámetros generales de la carta de control que permiten su construcción y análisis.

6.1	CÁLCULOS Y CONCEPTOS

6.1.1	Elementos básicos de una carta de control

✓	Línea central, que representa el promedio de la variable que se está graficando, cuando el proceso se encuentra en control estadístico.

✓	Limites de control superior e inferior, que están en una posición fija cuando el proceso está en control estadístico y hay una alta probabilidad de que prácticamente todos los valores de la variable estén entre los limites. Por el contrario si al menos un punto está fuera de los límites de control, es señal que el proceso puede estar fuera de las exigencias de desempeño y se hace necesario su análisis y posible intervención.

Nota: Para definir los límites de control que componen la carta es necesario que el proceso o variable a evaluar se encuentre estable y acorde con la experiencia y factibilidad del funcionamiento del sistema de medición y las condiciones de operación del probador, válvulas de interconexión, detectores de esfera o sensores ópticos del desplazamiento del pistón, esfera o desplazador del probador, recubrimiento del probador, generador de pulsos, contador de pulsos, sensores y transmisores de presión y temperatura.

6.1.2	Promedio aritmético

El cálculo del promedio aritmético ( ) de un grupo de datos se encuentra definido por:

Donde:

= Valor de los factores del medidor. = Número de pruebas ó corridas realizadas : Se debe redondear a cuatro cifras decimales

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6.1.3	Promedio aritmético para una serie móvil

El cálculo del promedio en una serie móvil de datos se encuentra definido por:

Donde:

= Valor de los factores del medidor. = Número de pruebas ó corridas realizadas = Promedio de la serie móvil

Nota: Redondear a cuatro cifras decimales

6.1.4	Desviación estándar

La desviación estándar también llamada desviación típica, es una medida de dispersión usada en estadística que establece cuánto tienden a alejarse los valores puntuales con respecto del promedio en una distribución. De hecho, específicamente, la desviación estándar es "el promedio de la distancia de cada punto respecto del promedio". Se suele representar por una “s” o con la letra griega sigma (σ).

La desviación estándar de un conjunto de datos es una medida de cuánto se desvían los datos de su media. El cálculo de la desviación estándar de un grupo de datos se realiza con la siguiente ecuación:

Donde:
Valores de los factores del medidor Es el valor promedio aritmético de los factores del medidor Estimación de la desviación estándar, redondear a cuatro cifras.

Nota:	La desviación estándar en una serie móvil se obtiene con esta misma ecuación con la variación que solo se toma los datos de la serie a utilizar.

6.1.5	Límites de Control

Son los límites mostrados en la carta de control y se calculan por medio de las siguientes ecuaciones:

Límite de control superior = + 3 * s

Límite de control inferior = – 3 * s

Donde:

s	= Desviación estándar calculada; redondear a cuatro cifras decimales.
= Es el valor promedio aritmético de los factores del medidor

Nota: Redondear a cuatro cifras decimales

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Con estos límites y bajo condiciones de control estadístico, se tiene una alta probabilidad que los valores del factor del medidor (MF) obtenidos durante las pruebas se encuentren en el rango dentro de los límites de control inferior y superior. En particular si la base de datos de los MF tiene distribución normal, tal probabilidad será de 99,73%.

6.2	RANGO DE OPERACIÓN DEL SISTEMA DE MEDICIÓN

Los factores del medidor y los pulsos del medidor para cada corrida deben ser evaluados en secuencias determinadas antes de definir la carta de control con el fin de establecer por medio de un análisis de tendencia la tasa de flujo del sistema, la cual debe ser concordante con la curva de exactitud típica de cada medidor entregada por el fabricante, que permita un buen desempeño del medidor (ver documento ECP-VSM-M-001-05 “Manual de Medición de Hidrocarburos ― Capítulo 5 Medición Dinámica”), para ello se requiere:

✓	Analizar la distribución del porcentaje acumulado de ocurrencia de flujo dentro del sistema de medición (ver Anexo 1 – “Construcción del historial estadístico” de este documento)

Nota:	Este mismo análisis se puede realizar con las variables temperatura del medidor y presión del probador.

✓	Evaluar en qué rango de flujo se concentran las pruebas realizadas al factor del medidor (MF)

✓	Comparar el rango obtenido con la gráfica de exactitud del medidor.

Los valores de las pruebas del MF que estén fuera del rango obtenido, normalmente son excluidos para determinar la carta de control, a menos que la curva histórica de funcionamiento y operación establecida de linealidad del medidor para las medidas del flujo estén por encima del rango de operación de la tasa de flujo.

Es importante examinar las condiciones de operación del medidor para realizar análisis periódicos de las calibraciones del medidor, para que sean consistentes con la operación actual del sistema.

6.3	CARTA DE CONTROL DE LOS FACTORES DEL MEDIDOR

Para la elaboración de la carta de control se debe evaluar de forma secuencial cada factor del medidor (MF) y los datos que afectan la operación (temperatura, presión, tasa de flujo y reporte del probador); estos datos deben consignarse en la tabla de control que se encuentra en el Anexo 2 – “Tabla de Control” de este documento.

Los resultados, una vez analizados y aceptados, deben ser llevados a la gráfica de control. Se deberá elaborar la curva de respuesta del medidor para cada producto y a diferentes tasas de flujo. De obtenerse factores del medidor que indiquen comportamiento sospechoso ó por fuera de los límites de control establecidos se deben generar las acciones correctivas (por ejemplo la intervención del sistema de medición) o preventivas (por ejemplo el cambio del brazo de medición) previamente definidas.

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Para la Gráfica de Control se siguen los pasos descritos a continuación:

✓	Realizar la carta de control obteniendo como mínimo 25 pruebas del factor del medidor de manera continua. Se sugiere, para reducir la probabilidad de error que se puede generar por la dispersión de los datos, realizar la prueba Dixon como se encuentra definido en el Anexo 3 – “Prueba de Dixon”.

✓	Calcular el promedio aritmético () y la desviación estándar (s) de los factores del medidor (MF) de acuerdo con los numerales 6.1.2 y 6.1.4 respectivamente.

✓	Calcular los limites de control de acuerdo con el numeral 6.1.5

✓	Graficar la carta de control donde, el promedio aritmético es la línea central de la Carta de control, el número de pruebas del factor del medidor se identifican con X y las líneas de límite de control superior e inferior con líneas continuas. Las 25 pruebas se deben ubicar a igual distancia en la carta de control y se deben interconectar con líneas.

✓	Analizar los datos y las amplitudes de cada muestra con relación a los límites de control; teniendo en cuenta:

•	Si la desviación consecutiva y base, son superiores al límite de acción se debe evaluar las causas de la variación y sacar de operación el medidor para realizar reparación o mantenimiento.
•	Aceptar el MF obtenido como normal si se encuentra dentro del rango de la línea central ±2s (± dos desviaciones estándar) y dejar los registros respectivos de las corridas de verificación.
•	Sospechar de un MF que se obtenga fuera de la especificación anterior, pero dentro de ±3s (± tres desviaciones estándar). En este caso Operaciones no tendrá en cuenta esta corrida y se efectuará una nueva corrida de verificación. Sí se obtiene nuevamente el MF con los mismos resultados anteriores se debe informar al técnico y/o generar una solicitud de revisión del sistema de medición.
•	Rechazar un MF que se obtenga por fuera de los límites de control y cambiar inmediatamente de medidor, informando al técnico y/o generando una solicitud de revisión del sistema de medición.

Nota:	los tres puntos anteriores aplican para las corridas oficiales. Para factores obtenidos de las corridas de verificación, se debe llevar control estadístico, pero será información de referencia interna para conocer el estado actual del medidor, de soporte comercial con los distribuidores mayoristas o clientes, de soporte para la determinación de los MF oficiales con sus correspondientes reportes de oficialización.

6.4	PRUEBAS DEL FACTOR DEL MEDIDOR CON LÍMITES FIJOS

Esta prueba se usa para determinar la aceptabilidad o el cambio entre el consecutivo del factor del medidor (MF) y el cambio de las pruebas del medidor con respecto a un factor base (MFbase); para ello se debe seguir el siguiente procedimiento:

✓	Definir los límites de acción y de alarma. Se sugiere como limite alarma ± 0,0015 y limite de acción ± 0,0025.

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✓	Hallar la desviación consecutiva del factor del medidor (MF); que es la diferencia existente entre los valores de las corridas y el MFbase.

✓	Hallar la desviación base; que es la diferencia entre las pruebas del factor del medidor y la base inicial.

Nota:	como base inicial se puede tomar el valor promedio aritmético de las pruebas del MF o histórico de los factores del medidor.

✓	Comparar los resultados obtenidos de las desviaciones tanto consecutivas como base con los limites de acción y de alerta establecidos para definir la aceptabilidad de MF y la reparación o mantenimiento del medidor.

•	Si la desviación base es igual o superior al límite de alarma se debe evaluar las causas de ésta variación y controlarlas.
•	Si la desviación consecutiva y base, son superiores al límite de acción se debe evaluar las causas de la variación y sacar de operación el medidor para realizar reparación o mantenimiento.

Nota:	Cuando el medidor sufre algún cambio en sus parámetros de operación, por reparación por ejemplo, es necesario establecer un nuevo MF; en caso de cambios significativos de sus internos (por ejemplo del rotor) ó de cambio del probador ó de cambio del volumen base del probador es necesario establecer una nueva base de datos de los MF que se obtendrá a partir de las nuevas corridas que se realicen de verificación o calibración de medidor. Ver Método de aceptación del Factor en el documento ECP-VSM-M-001-05 “Manual de Medición de Hidrocarburos ― Capítulo 5 Medición Dinámica”.

✓	Ingresar la información en la Tabla de Control (ver Anexo 2) colocando en la columna de observación el análisis de los resultados como se muestra en la Tabla 1

Nota:	una vez elaborada la carta de control, se debe hacer una carta de seguimiento al medidor con los mismos límites de control y factor base establecidos en la carta de control. Esta carta de seguimiento, estará vigente hasta que se elabore una nueva carta de control por intervención del medidor o cambio en las condiciones de operación.

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Tabla 1 - Tabla de Control factor del medidor

ECOPETROL S.A. Ciudad - Departamento CARTA DE CONTROL MEDIDOR DE REFERENCIA PRODUCTO:	ECP- Código doc
API CHAPTER 13-STATISTICAL ASPECTS OF MEASURING AND SAMPLING SECTION 2-METHODS OF EVALUATING METER PROVING DATA.

Localización:					Medidor :		Tamaño:			Tipo Prover:
Area:					Serial :		Modelo:			Serial Prover:
Servicio:					Fabricante:		Limite Acción: 0,25%			Marca:
Producto:					Rango Flujo: Min:		Máx:			Volumén:		bbls
Seq.		Factor	MEDIDOR			PROVER		Gravedad	Rata	% Deviacíon	% Deviación
N°	Fecha	Medidor	Pulsos	Temp.°F	Presión	Temp. °F	Presión	API @60°F	Flujo (BPH)	Last Proving	Línea Base	Comentario
1	08/02/2008	1,0339	915,65	90,3	43,6	90,3	39,1	19,0	2693,2			Factor línea base
2	04/03/2008	1,0342	915,33	91,0	44,0	91,0	46,2	19,3	2712,3	0,03%	0,03%	Medidor en Control
3	04/03/2008	1,0327	916,83	91,0	43,8	91,0	46,0	19,3	2706,4	-0,15%	-0,12%	Medidor en Control
4	03/04/2008	1,0342	915,46	87,3	34,1	87,4	37,8	21,1	2863,5	0,15%	0,03%	Medidor en Control
5	03/04/2008	1,0346	915,14	87,3	34,1	87,4	38,0	21,1	2863,4	0,04%	0,07%	Medidor en Control
6	03/04/2008	1,0351	914;71	87,2	34,1	87,4	37,5	21,1	2862,1	0,05%	0,12%	Medidor en Control
7	30/04/2008	1,0345	915,20	87,4	50,7	87,5	48,8	21,0	2624,0	-0,06%	0,06%	Medidor en Control
8	30/04/2008	1,0333	916,25	87,4	50,7	87,5	48,8	21,0	2622,8	-0,12%	-0,06%	Medidor en Control
9	30/04/2008	1,0350	916,25	87,3	50,6	87,4	48,7	21,0	2620,5	0,16%	0,11%	Medidor en Control
10	30/04/2008	1,0345	915,14	87,0	50,5	87,0	48,8	21,0	2608,2	-0,05%	0,06%	Medidor en Control
11	30/04/2008	1,0347	914,81	87,0	50,1	87,0	48,4	21,0	2599,1	0,02%	0,08%	Medidor en Control
12	30/04/2008	1,0342	915,41	87,0	49,9	87,1	48,2	21,0	2592,1	-0,05%	0,03%	Medidor en Control
13	30/04/2008	1,0340	915,50	86,3	50,2	86,4	48,7	21,0	2674,7	-0,02%	0,01%	Medidor en Control
14	30/04/2008	1,0341	915,45	86,3	50,2	86,3	48,7	21,0	2569,0	0,01%	0,02%	Medidor en Control
15	30/04/2008	1,0340	915,47	86,2	50,4	86,3	48,8	21,0	2569,0	-0,01%	0,01%	Medidor en Control
16	01/05/2008	1,0341	915,34	86,2	50,4	86,9	41,7	21,1	2579,7	0,01%	0,02%	Medidor en Control
17	01/05/2008	1,0340	915,42	86,7	43,1	86,8	41,4	21,1	2566,1	-0,01%	0,01%	Medidor en Control
18	01/05/2008	1,0338	915,66	86,7	43,0	86,8	41,2	21,1	2563,6	-0,02%	-0,01%	Medidor en Control
19	02/05/2008	1,0335	915,92	86,6	50,7	86,7	48,9	21,3	2613,4	-0,03%	-0,04%	Medidor en Control
20	02/05/2008	1,0334	915,11	86,5	50,7	86,6	48,9	21,3	2612,1	-0,01%	-0,05%	Medidor en Control
21	02/05/2008	1,0345	914,99	86,3	50,4	86,4	48,7	21,3	2.602,5	0,11%	0,06%	Medidor en Control
22	02/05/2008	1,0334	916,02	86,3	50,3	86,4	48,6	21,3	2600,2	-0,11%	-0,05%	Medidor en Control
23	02/05/2008	1,0338	915,65	86,3	50,3	86,4	48,6	21,3	2598,7	0,04%	-0,01%	Medidor en Control
24	05/05/2008	1,0331	916,22	85,5	50.2	85,7	48,0	21,2	2679,2	-0,07%	-0,08%	Medidor en Control
25	05/05/2008	1,0342	915,35	85,5	50,1	85,6	47,9	21,2	2675,9	0,11%	0,03%	Medidor en Control

Promedio	1,0340
Limite Sup.(Prom.+ 3*Desv.Stan)	1,0357
Limite Inf. (Prom.- 3*Desv.Stan)	1,0323
Limite Sup.(Prom.+ 2*Desv.Stan)	1,0352
Limite Inf. (Prom.- 2*Desv.Stan)	1,0328
Desv. Stan	0,000578

6.5	EVALUACIÓN DE LA LINEALIDAD

La linealidad se refiere a la bondad del ajuste a una línea recta que une los extremos de operación del instrumento o equipo en la escala que se lee; por ello la linealidad es una medida de la máxima desviación en cualquier punto de calibración de esta línea recta. La carta de control para evaluar la linealidad del medidor debe contener:

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✓	Los limites de control superior e inferior como se define en el numeral 6.1.5.

✓	El factor promedio () como línea central de la carta

✓	Los valores de la tasa de flujo identificados en el eje X

✓	Las 25 pruebas del factor ubicándolas en la carta de control de acuerdo a los límites de control y las tasas de flujo obtenidas.

Nota:	Al final se deben unir cada uno de los puntos para establecer la tendencia de los factores y verificar si se encuentran dentro del rango de operación del sistema de acuerdo al numeral 6.2 y comparar los resultados contra la gráfica de linealidad del medidor certificada por el fabricante; que define la variabilidad máxima aceptable en un medidor de flujo como se muestra en la Grafica 1

6.6	CARTAS DE CONTROL CON BASE EN EL ANÁLISIS DE INCERTIDUMBRE

Este tipo de gráficas ilustran claramente las variaciones del factor y dan alerta sobre cambios en la operación, por modificación en las condiciones mecánicas del medidor y su sistema probador.

En la elaboración de las cartas se toma un conjunto de pruebas del factor del medidor (MF), que se agrupan por series móviles; las cuales consideran las pruebas históricas y cada vez que se tiene una nueva prueba del MF se agrega al conjunto de datos. Por ejemplo la Serie 1 está compuesta por los factores 1,0011, 1,0009, la Serie 2 estará compuesta por los datos de la serie anterior y el valor de la nueva prueba realizada, quedando así la segunda serie: 1,0011, 1,0009, 0,9998.

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6.6.1	Análisis de la incertidumbre de una serie móvil de MF

Es indispensable la evaluación de la incertidumbre de las pruebas del factor del medidor; porque se puede originar Mediciónes imperfectas en el muestreo, conocimiento inadecuado de los efectos de las condiciones ambientales sobre las Mediciónes, errores de apreciación del operador en la lectura de instrumentos, aproximaciones y suposiciones repetidas de la magnitud a medir bajo condiciones aparentemente iguales.

El conocer la incertidumbre aleatoria implica un incremento de la confianza de la validez del resultado de la medición; esto es producto de la desviación estándar del MF y el factor de conversión de la desviación estándar a incertidumbre.

Para el análisis de la incertidumbre se requiere determinar:

✓	La desviación estándar de cada serie móvil de las pruebas al MF ver numeral 6.1.4.

✓	El promedio aritmético de cada una de las series móviles

✓	Los valores de incertidumbre de las pruebas para:

•	Factores individuales de acuerdo con la siguiente ecuación:

•	Factores promedio de acuerdo con la siguiente ecuación

Donde:

a(x) =Incertidumbre para medidas individuales

a()= Incertidumbre para promedios

(n – 1) = Número de datos que se toman, respecto al cual se busca T(95).

() =Número de datos que se promedian, respecto al cual se busca T(95).

T(95, n – 1) =	Factor de conversión (t de student para medidas individuales, valor de la distribución t) para obtener la incertidumbre a partir de la desviación estándar con un nivel de confianza del 95% de acuerdo al número de pruebas que se toman en la serie móvil (utilizar el Anexo 4 - Tabla 8 para factores individuales).

T(95,) =	Factor de conversión (t de student para promedios, valor de la distribución t) para obtener la incertidumbre a partir de la desviación estándar con un nivel de confianza del 95% de acuerdo al número de pruebas que se incluyen en la serie móvil (utilizar el Anexo 4 - Tabla 9 para factores promedio).

s:	estimación de la desviación estándar.

El resumen estadístico de las series móviles utilizando el análisis de incertidumbre se encuentra en la Tabla 2 para el promedio de los factores del medidor (); con base en esta tabla se puede establecer gráficas que muestren la variación del promedio de los factores, por ejemplo:

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✓	Los factores individuales (MF) y la incertidumbre para factores individuales (Gráfica 2)

✓	Los factores promedio () de cada serie móvil y la incertidumbre (Gráfica 3)

✓	Los factores individuales (MF) y los factores promedio (Gráfica 4)

Tabla 2 - Resumen estadístico de las series móviles del promedio de MF

RESUMEN ESTADÍSTICO DE LAS SERIES MÓVILES DEL PROMEDIO DE MF
# de Secuencia en la Serie	VALORES ESTADÍSTICOS INDIVIDUALES EN LA SERIE MÓVIL			VALORES ESTADÍSTICOS PROMEDIOS DE LA SERIE MÓVIL
	Factor del Medidor (MF)	Desviación Estándar s(MF)	Incertidumbre a(MF)		Incertidumbre a()
1	0,9996
2	1,0012	0,0011	0,01438	1,0004	0,0102
3	0,9993	0,0010	0,00440	1,0000	0,0025
4	1,0009	0,0009	0,00299	1,0003	0,0015
5	1,0005	0,0008	0,00228	1,0003	0,0010
6	0,9990	0,0009	0,00233	1,0001	0,0010
7	1,0004	0,0008	0,00205	1,0001	0,0008
8	1,0013	0,0009	0,00208	1,0003	0,0007
9	1,0000	0,0008	0,00191	1,0002	0,0006
10	1,0018	0,0009	0,00208	1,0004	0,0007

La gráfica 2 muestra la variación que se presenta entre los factores individuales y los factores promedio, los tienen una variación menor con respecto a los factores individuales, ésta decrece según el incremento en el número de valores a considerar para el .

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Las gráficas 3 y 4, muestran la incertidumbre para factores individuales y factores promedio; normalmente para los tres primeros MF es alta, del cuarto en adelante la incertidumbre es similar, esto se debe a que en los primeros factores del medidor no se ha estabilizado el proceso presentándose este comportamiento; por lo general se estabiliza después del quinto MF, reduciéndose la variación y la incertidumbre.

6.6.2	Construcción de la Gráfica de Control con Base en el Análisis de Incertidumbre

Esta carta de control es similar a la descrita en el numeral 6.3 con la diferencia que se basa en la incertidumbre de las series móviles del MF, definiéndose para cada serie móvil:

✓	La desviación estándar de las pruebas MF (ver numeral 6.1.4).

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✓	El promedio aritmético

✓	Los limites de alarma, acción y tolerancia con un nivel de confianza del 90%, 95% y 99% respectivamente, se calculan con base en la desviación estándar por medio de las ecuaciones mostradas en la Tabla 3

Tabla 3 - Limites de alarma, acción y tolerancia basados en la desviación estándar

NIVEL DE CONTROL	LÍMITE SUPERIOR	LÍMITE INFERIOR
ALARMA	+ T(90, n — 1) * s	— T(90, n — 1) * s
ACCIÓN	+ T(95, n — 1) * s	— T(95, n — 1) * s
TOLERANCIA	+ T(99, n — 1) * s	— T(99, n — 1) * s

s:	Estimación de la desviación estándar de la serie móvil de los MF

T(%, n — 1):	Factor de conversión para obtener la incertidumbre a partir de la desviación estándar de acuerdo con el nivel de confianza y el número de pruebas tomadas en cada serie móvil de MF(n). Utilizar el Anexo 4 - Tabla 9

:	Promedio de los valores de las pruebas que conforman cada serie móvil.

En la Tabla 4 se muestra un ejemplo de valores estadísticos para series móviles tomando la incertidumbre para cada nivel de control con base en la desviación estándar.

Tabla 4 - Valores estadísticos para series móviles

			Valores de incertidumbre para nivel
			de control
Factor	MF	Desviación	Alarma	Acción	Tolerancia
Medidor	Promedio	Estándar	90%	95%	99%
0,9996
1,0012	1,0004	0,0011	0,0050	0,0100	0,0503
0,9993	1,0000	0,0010	0,0017	0,0025	0,0048
1,0009	1,0003	0,0009	0,0011	0,0015	0,0027
1,0005	1,0003	0,0008	0,0008	0,0010	0,0017
0,9990	1,0001	0,0009	0,0007	0,0009	0,0015
1,0004	1,0001	0,0008	0,0006	0,0008	0,0012
1,0013	1,0003	0,0009	0,0006	0,0007	0,0011
1,0000	1,0003	0,0008	0,0005	0,0006	0,0009
1,0018	1,0004	0,0009	0,0005	0,0006	0,0009

Cuando ya se encuentran establecidos los limites de acuerdo a los valores obtenidos de incertidumbre para cada nivel de control, se grafican las pruebas realizadas del factor del medidor teniendo en cuenta los siguientes criterios (Ver gráfica 5).

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✓	Límites de Alarma: Son los límites mostrados en la carta de control a un 90% del nivel de confianza para el análisis de incertidumbre en un set de Mediciónes; si en la grafica uno o más factores del medidor supera este límite se utiliza como indicador que sugiere: inspeccionar el equipo de calibración, evaluar la estabilidad de las condiciones de operación, verificar “pases” en las válvulas, verificar algoritmos de cálculo y densidades del fluido

✓	Límites de Acción: Son los limites mostrados en la carta de control a un 95% del nivel de confianza para el análisis de incertidumbre en un set de Mediciónes; si en la gráfica uno o más factores del medidor supera este límite se utiliza como indicador que sugiere las siguientes actividades: recalibración del instrumento, inspección, ajuste, limpiar y/o reparar el equipo mecánico o generar tiquetes de corrección.

✓	Límites de Tolerancia: Son los limites mostrados en la carta de control a un 99% del nivel de confianza para el análisis de incertidumbre en un set de Mediciónes; si en la grafica uno o más factores del medidor supera este límite se utiliza como indicador para realizar auditoria total al sistema, revisar todos los equipos y rutinas de cálculos, estudiar la adecuación del sistema de custodia para eventuales cambios de equipo, efectuar pruebas de laboratorio sobre los fluidos medidos para verificar las propiedades que se emplean en los cálculos; y el control de sus condiciones de operación.

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6.7	CARTA DE CONTROL PARA GRUPO DE MEDIDORES

Se puede utilizar para medidores que experimenten similar fluido, diseño y parámetros de operación, puede ser utilizada para evaluar estándares fijos para la aceptación del factor del medidor.

Este tipo de gráfica es de gran ayuda para identificar el funcionamiento irregular de uno o más medidores evaluando diversas causas ya sea por condiciones mecánicas, inadecuado control de flujo, deficiencias en la facilidad, mantenimiento y programas de operación entre diferentes puntos de medición.

Para su elaboración es necesario:

✓	Obtener 25 pruebas como mínimo del factor de cada medidor

✓	Hallar el cambio consecutivo del MF (representado como w) dentro de valor absolute por cada medidor.

✓	Calcular el promedio del cambio del consecutivo representado como y el rango de estos datos por cada medidor representado como R.

✓	Calcular el limite central (CL) definido como el promedio de los de cada medidor, y los limites de alarma, acción y tolerancia a partir de la incertidumbre; estos se calculan con base en el rango por medio de las ecuaciones mostradas en la Tabla 5.

Nota: Sí como resultado se obtienen límites negativos se deben aproximar a cero.

Tabla 5 - Limites de alarma, acción y tolerancia con base en los rangos

NIVEL DE CONTROL	LÍMITE SUPERIOR	LÍMITE INFERIOR
ALARMA	+ Z(90, n) *	– Z(90, n) *
ACCIÓN	+ Z(95, n) *	– Z(95, n) *
TOLERANCIA	+ Z(99, n) *	– Z(99, n) *

Es el promedio de los rangos de cada medidor

Z(%, n):	Factor de conversión para obtener la incertidumbre a partir de la desviación estándar de acuerdo con el nivel de confianza y al número de valores que se consideraron para los promedios (n). Utilizar el Anexo 4 - Tabla 10

:	Promedio del cambio del consecutivo representado como de cada medidor.

En la Tabla 6, se encuentra un ejemplo de carta de control de grupo de medidores con sus respectivas gráficas de control:

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Tabla 6 - Carta de control de grupo de medidores

	Factor Medidor		Cambio Consecutivo (w)
#	7321	7322	7321	7322
1	1,0503	0,9979
2	1,0502	0,9976	0,0001	0,0003
3	1,0502	0,9975	0,0000	0,0001
4	1,0502	0,9979	0,0000	0,0004
5	1,0501	0,9978	0,0001	0,0001
6	1,0503	0,9978	0,0002	0,0000
7	1,0502	0,9976	0,0001	0,0002
8	1,0503	0,9977	0,0001	0,0001
9	1,0504	0,9976	0,0001	0,0001
10	1,0499	0,9975	0,0005	0,0001
11	1,0501	0,9975	0,0002	0,0000
12	1,0502	0,9975	0,0001	0,0000
13	1,0503	0,9975	0,0001	0,0000
14	1,0500	0,9976	0,0003	0,0001
15	1,0501	0,9976	0,0001	0,0000
16	1,0501	0,9975	0,0000	0,0001
17	1,0506	0,9968	0,0005	0,0007
18	1,0506	0,9969	0,0000	0,0001
19	1,0501	0,9970	0,0005	0,0001
20	1,0500	0,9969	0,0001	0,0001
21	1,0499	0,9965	0,0001	0,0004
22	1,0500	0,9968	0,0001	0,0003
23	1,0499	0,9969	0,0001	0,0001
24	1,0500	0,9970	0,0001	0,0001
25	1,0498	0,9969	0,0002	0,0001

	Cambio Consecutivo (w)
	7321	7322
w promedio	0,0002	0,0001
Rango (R)	0,0005	0,0007
R promedio ()	0,0006
CL =	0,0002

	Nivel de Control
	Alarma	Acción	Tolerancia
	90%	95%	99%
LS	0,0004	0,0005	0,0006
Aprox LI	0,0000	0,0000	0,0000
LI	-0,0001	-0,0002	-0,0003

A partir de la tabla anterior se puede determinar las gráficas de comportamiento individual del cambio del consecutivo de los factores de medidor tomando los límites de alarma, acción y tolerancia involucrados en el análisis; como complemento se puede graficar los

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valores promedio del cambio del consecutivo del MF de cada medidor con respecto a los niveles de control.

7.	REGISTROS

Son los formatos que soportan el análisis estadístico del proceso de medición:

✓	Reportes de verificación de corridas de calibración de los medidores

✓	Carta de control estadístico de los factores del medidor

✓	Acta de oficialización de los MF.

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✓	Tabla de control del factor del medidor

✓	Reporte del control estadístico del medidor.

8.	CONTINGENCIAS.

Cuando no se dispone de una herramienta informática para la captura de la información y el procesamiento de la técnica estadística, esta operación debe efectuarse manualmente en formatos que se diseñarán en cada caso y que deben ser registrados y archivados.

9.	BIBLIOGRAFÍA

✓	American Petroleum Institute MPMS Chapter 13 ― “Statistical Aspects of Measuring and Sampling, Section 1 ― Statistical Concepts and Procedures in Measurement”, First Edition, June 1985, Reaffirmed, February 2006

✓	American Petroleum Institute MPMS Chapter 13 ― “Statistical Aspects of Measuring and Sampling, Section 2 ― Methods of Evaluating Meter Proving Data” First Edition, November 1994, Reaffirmed, February 2006

10.	ANEXOS

No	TITULO

1.	Construcción del historial estadístico

2	Tabla de control

3.	Prueba Dixon

4.	Tablas de conversión de incertidumbre

Para mayor información sobre esta directriz y el Manual de Medición de Hidrocarburos, dirigirse a:

RODRIGO SATIZABAL RAMÍREZ

Jefe del Departamento de Medición y Contabilización de Hidrocarburos, GPS-VSM

RODRIGO SATIZABAL Jefe del Departamento de Medición y Contabilización de Hidrocarburos, GPS-VSM
REVISÓ	PABLO MOTTA CANDELA Gerente de Planeación y Suministro GPS – VSM	ADRIANA GARCIA MOLANO Líder Grupo Apoyo Legal VSM
APROBÓ	CAMILO MARULANDA Vicepresidente de Suministro y Mercadeo - VSM

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ANEXO 1 - CONSTRUCCIÓN DEL HISTORIAL ESTADÍSTICO

1.	Definir los valores a considerar de las pruebas del factor del medidor (mínimo 25)
2.	Encontrar el rango (R) según la variable a analizar de la prueba (tasa de flujo, presión temperatura). Tomar el mayor y menor valor de la variable a considerar.

Ri = Xmax – Xmin

3.	Seleccionar el número de celdas a utilizar (k)
•	k de 5 a 7 celdas; para un número de pruebas realizadas ≤50
•	k de 6 a 10; para número de pruebas realizadas >50 y ≤100
4.	Definir el intervalo de las celdas (H)

5.	Determinar los límites de las celdas
•	Según el número de celdas seleccionado se determinan los límites mayor e inferior para cada una. Para la primera celda se toma como límite inferior el dato menor de la variable analizada (Xmin) y para el límite mayor se toma el resultado de:

Xmin + H

•	Para las siguientes celdas se establece como límite menor el límite mayor de la celda anterior y como límite mayor el resultado de la siguiente ecuación:

Limite menor de la celda + H

Nota: se realiza sucesivamente hasta completar el número de celdas seleccionado.

6.	Hallar la frecuencia de los datos con respecto a los límites de las celdas.

7.	Determinar la frecuencia acumulada

8.	Determinar ocurrencia histórica que es el resultado de:

9.	Determinar la ocurrencia acumulativa que es el resultado de:

Ocurrencia acumulada + Ocurrencia historica

EJEMPLO:

		Frecuencia	Ocurrencia	Ocurrencia
Flujo		Acumulada	Historica, %	Acumulativa
1200	1500	0	0	0,00
1500	1800	1	5,00	5,00
1800	2100	7	30,00	35,00
2100	2400	14	35,00	70,00
2400	2700	14	0,00	70,00
2700	3000	14	0,00	70,00
3000	3300	14	0,00	70,00
3300	3600	14	0,00	70,00
3600	3900	15	5,00	75,00
3900	4200	20	25,00	100,00
	Total	20	100

En el ejemplo el 70 % de los datos se encuentra entre un rango de flujo de 2100 a 3900

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ANEXO 2. TABLA DE CONTROL

ECOPETROL S.A. Ciudad - Departamento CARTA DE CONTROL MEDIDOR DE REFERENCIA PRODUCTO:	ECP- Código doc

API CHAPTER 13-STATISTICAL ASPECTS OF MEASURING AND SAMPLING SECTION 2-METHODS OF EVALUATING METER PROVING DATA.

Localización:					Medidor :		Tamaño:			Tipo Prover:
Area:					Serial :		Modelo:			Serial Prover:
Servicio:					Fabricante:		Limite Acción: 0,25%			Marca:
Producto:					Rango Flujo: Min:		Máx:			Volumén:		bbls
Seq.		Factor	MEDIDOR			PROVER		Gravedad	Rata	% Deviacíon	% Deviación
N°	Fecha	Medidor	Pulsos	Temp.°F	Presión	Temp. °F	Presión	API @60°F	Flujo (BPH)	Last Proving	Línea Base	Comentario

Promedio
Limite Sup.(Prom.+ 3*Desv.Stan)
Limite Inf. (Prom.- 3*Desv.Stan)
Limite Sup.(Prom.+ 2*Desv.Stan)
Limite Inf. (Prom.- 2*Desv.Stan)
Desv. Stan

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ANEXO 3 - PRUEBA DE DIXON

Existen diferentes pruebas estadísticas que intentan reducir la probabilidad de error para el ente decisorio dependiendo de la dispersión de los datos tales como la prueba F, la prueba T y la prueba de Dixon. Puesto que la prueba de Dixon es la recomendada por el API MPMS Capitulo 13 o ASTM E178, se describe a continuación dicha prueba:

La prueba de Dixon se basa en el cociente de diferencias entre las observaciones y se puede usar en casos donde es deseable evitar el cálculo de la desviación estándar (σ) o en donde se necesita tener un juicio rápido del comportamiento de los resultados obtenidos en las pruebas de calibración de medidores. Para la prueba de Dixon el criterio de muestra o el estadígrafo cambia con el tamaño de la muestra.

En el proceso inicial de control estadístico cuando el medidor entra por primera vez en operación o han sido cambiados sus internos, se recomienda aplicar la prueba de Dixon con el fin de garantizar que los factores del medidor obtenidos en los primeros 25 valores tengan un comportamiento dentro del nivel de confianza del 95% lo que equivale a decir que está en el rango de control del promedio de los valores del factor de medidor ±2 desviaciones estándar ( + 2σ).

A continuación se presenta la Tabla B-1 – Dixon’s Test for Outliers extractada del API MPMS Chapter 13.1 – Appendix B que a su vez fue extraída de Biometrics, Vol. 9, P. 89, 1953, en la cual se relacionan los valores críticos y los criterios de prueba.

Tabla B-1. Dixon para prueba de valores desviados
	Valores Críticos		Criterio de Prueba
Número de Valores, n	P = 0,95	P = 0,99	Valores Bajos	Valores Altos
3 4 5 6 7	0,941 0,765 0,642 0,560 0,507	0,988 0,889 0,780 0,698 0,637
8 9 10	0,554 0,512 0,477	0,683 0,635 0,597
11 12 13	0,576 0,546 0,521	0,679 0,642 0,615
14 15 16 17 18 19 20 21 22 23 24 25	0,546 0,525 0,507 0,490 0,475 0,462 0,450 0,440 0,430 0,421 0,413 0,406	0,641 0,616 0,595 0,577 0,561 0,547 0,535 0,524 0,514 0,505 0,497 0,489

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Los siguientes pasos deben ser seguidos al hacer la prueba de Dixon que rechaza valores muy desviados. Es decir que en 20 datos solo es aceptable un valor por fuera de dos (2) sigmas.

✓	Algoritmo de Dixon:

•	Organice el conjunto de factores Xi en orden ascendente de magnitud X1, X2,..., Xn

•	Escoja el criterio apropiado de prueba dependiendo del valor de n (número de datos) y de si la medida en cuestión es baja o alta. Es adecuado realizar la prueba para cuando hay sospecha de un valor por fuera de lo esperado. La prueba se debe efectuar en la medida que se vayan obteniendo los datos por lo que en principio no debe haber más de un valor desviado para prueba.

•	Calcule el cociente R (razón crítica) de Dixon. Si este excede la razón critica al 5% delnivel de probabilidad (P=0,95, 2σ), la medida en cuestión es altamente sospechosa y posiblemente podría ser rechazada. Si la razón crítica al 1% del nivel de probabilidad (P=0,99, 3σ) es excedida, entonces, la medida en cuestión debe ser descartada.

Nota: Cuando una medida es rechazada la prueba debe ser repetida.

•	Para el uso práctico de esta herramienta se recomienda que cuando un factor del medidor caiga por fuera de la franja del 95% de confianza, se debe revisar el sistema de calibración y dicho valor no debe ser tenido en cuenta para la estadística. Si luego de la revisión y eventual corrección de la falla el factor cae dentro de este rango, debe ser aceptado.

✓	Un ejemplo práctico se describe a continuación:

Factores obtenidos en secuencia		Factores en orden ascendente
1	1,0004	1	1,0000
2	1,0006	2	1,0003
3	1,0005	3	1,0004
4	1,0007	4	1,0004
5	1,0000	5	1,0005
6	1,0004	6	1,0005
7	1,0009	7	1,0005
8	1,0005	8	1,0006
9	1,0003	9	1,0006
10	1,0008	10	1,0006
11	1,0006	11	1,0007
12	1,0007	12	1,0007
13	1,0005	13	1,0008
14	1,0015	14	1,0009
15	1,0006	15	1,0015
		MF promedio = 1,0006

De acuerdo con la tabla de Dixon corresponde utilizar para el valor bajo el criterio:

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Al comparar con el valor critico para el 95% (0,525) se encuentra que el valor obtenido para el Rlow es menor y por lo tanto el valor más bajo se acepta.

Para el control del valor más alto:

Al comparar con el valor critico para el 95% (0,525) se encuentra que el valor obtenido para el Rhigh es mayor y por lo tanto el valor más alto se rechaza del conjunto de datos.

Por lo tanto, se repite la prueba para n = 14, evaluando nuevamente el valor más bajo:

Factores en orden ascendente
1	1,0000
2	1,0003
3	1,0004
4	1,0004
5	1,0005
6	1,0005
7	1,0005
8	1,0006
9	1,0006
10	1,0006
11	1,0007
12	1,0007
13	1,0008
14	1,0009
MF promedio = 1,0005

Al comparar con el valor critico para el 95% (0,546) y con el 99% (0,641) se encuentra que el valor obtenido para el Rlow es mayor a 0,546 y menor que 0,641 por lo tanto el valor no se rechaza de plano (valor sospechoso) pero como se tienen suficientes datos, finalmente se elimina el menor valor.

Para el control del nuevo valor más alto con n = 14:

Al comparar con el valor critico para el 95% (0,546) y con el 99% (0,641) se encuentra que el valor obtenido para el Rhigh es menor a 0,546 y a 0,641 por lo tanto el mayor valor es aceptado.

Nuevamente se verifica el valor bajo pero ahora con n = 13.

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Factores en orden ascendente
1	1,0003
2	1,0004
3	1,0004
4	1,0005
5	1,0005
6	1,0005
7	1,0006
8	1,0006
9	1,0006
10	1,0007
11	1,0007
12	1,0008
13	1,0009
MF promedio = 1,0006

Al comparar con el valor critico para el 95% (0,521) se encuentra que el valor obtenido para el Rlow es menor y por lo tanto el valor más bajo se acepta.

En este ejemplo también se puede evidenciar como la incertidumbre estimada en el valor calculado del MF promedio () disminuye de ± 0,0002 a ±0,0001 según los siguientes cálculos:

Incertidumbre estimada antes de la aplicación del Algoritmo de Dixon (Ver Anexo 4 Tabla 11):

Incertidumbre estimada después de la aplicación del Algoritmo de Dixon:

✓	Después de haber sido completados los 25 datos aceptados, se considera que hay un número suficiente de muestras que nos permiten tener un comportamiento del medidor con una distribución normal en los valores del factor del medidor muestreados, por lo tanto a partir de las 25 muestras se llevará el control estadístico aplicando el algoritmo de Dixon, calculando la media aritmética, la desviación estándar n-1 y elaborando el gráfico de control estadístico correspondiente.

Nota: se sugiere que el conjunto inicial sea creado con datos de 25 corridas obtenidas en diferentes momentos del día y/o noche, con el fin de tener diferentes condiciones de las variables del sistema de medición.

✓	Cuando el número de muestras sea superior a 45 se va incluyendo el nuevo valor obtenido para el cálculo, descartando para el mismo, el valor # 45 más antiguo, pero sin ser eliminado de la base de datos histórica.

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✓	Si por cualquier circunstancia es cambiado el rotor del medidor, para efectos prácticos es un nuevo medidor y se debe efectuar una nueva prueba de Dixon para los primeros 25 factores y continuar con el control estadístico como se explicó anteriormente.

✓	Cuando se presenta un cambio del volumen base del probador por efecto de una recalibración, o un cambio del probador, se debe iniciar un nuevo control estadístico para los medidores afectados por el nuevo volumen del probador de referencia. No se pueden tomar como aceptables, para efectos de liquidación, los factores anteriores al cambio de volumen porque se trata es de construir una nueva muestra de factores acorde a la nueva situación. En el gráfico de control deben ser señalados estos cambios de bases de datos indicando las razones del mismo, mostrando en forma discontinua los segmentos de líneas entre poblaciones diferentes de control estadístico durante la vida útil del medidor en una misma instalación.

✓	Si un medidor en uso es cambiado a otro sistema de medición se debe iniciar una nueva historia de control estadístico del medidor con las corridas obtenidas en las nuevas condiciones operacionales.

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ANEXO 4 -TABLAS DEL FACTOR DE CONVERSIÓN PARA OBTENER LA INCERTIDUMBRE DE ACUERDO AL API MPMS CAPÍTULO 13.2

TABLA 8 - Factores de la distribución-t para Mediciónes individuales

Número de grupos	T(%, n o k) vs. Nivel de confianza
o Mediciónes, n o k	90%	95%	99%
2	6,314	12,706	63,657
3	2,920	4,303	9,925
4	2,353	3,182	5,841
5	2,132	2,770	4,604

6	2,015	2,571	4,032
7	1,943	2,447	3,707
8	1,895	2,365	3,499
9	1,860	2,306	3,355
10	1,833	2,262	3,250

11	1,812	2,228	3,169
12	1,796	2,201	3,106
13	1,782	2,179	3,055
14	1,771	2,160	3,012
15	1,761	2,145	2,977

16	1,753	2,131	2,947
17	1,746	2,120	2,921
18	1,740	2,110	2,898
19	1,734	2,101	2,878
20	1,729	2,093	2,861

21	1,725	2,086	2,845
22	1,721	2,080	2,831
23	1,717	2,074	2,819
24	1,714	2,069	2,807
25	1,711	2,064	2,797
∞	1,645	1,960	2,576

TABLA 9 - Factores de la distribución-t para promedios

Número de grupos	T vs. Nivel de confianza
o Mediciónes, n o k	90%	95%	99%
2	4,465	8,984	45,012
3	1,686	2,484	4,730
4	1,177	1,591	2,921
5	0,953	1,241	2,059

6	0,823	1,050	1,646
7	0,734	0,925	1,401
8	0,670	0,836	1,237
9	0,620	0,769	1,118
10	0,580	0,715	1,028

11	0,546	0,672	0,955
12	0,518	0,635	0,897
13	0,494	0,604	0,847
14	0,473	0,577	0,805
15	0,455	0,554	0,769

16	0,438	0,533	0,737
17	0,423	0,514	0,708
18	0,410	0,497	0,683
19	0,398	0,482	0,660
20	0,387	0,468	0,640

21	0,376	0,455	0,621
22	0,367	0,443	0,604
23	0,358	0,432	0,588
24	0,350	0,422	0,573
25	0,342	0,413	0,559

VICEPRESIDENCIA DE SUMINISTRO Y MERCADEO Gerencia de Planeación y Suministro	Versión: 01	ECP-VSM-M-001-13
MANUAL DE MEDICIÓN DE HIDROCARBUROS CAPÍTULO 13 CONTROL ESTADÍSTICO DE MEDICIÓN	Fecha: 04/02/2009	Página 30 de 30

TABLA 10 - Rango de Factores de Conversión de Incertidumbre

Estimada para Mediciónes Individuales

Número de grupos	Z (%, n o k) vs. Nivel de confianza
o Mediciónes, n o k	90%	95%	99%
2	5,598	11,264	56,433
3	1,725	2,542	5,863
4	1,143	1,545	2,836
5	0,917	1,193	1,871

6	0,795	1,015	1,538
7	0,719	0,905	1,339
8	0,666	0,831	1,209
9	0,626	0,776	1,115
10	0,596	0,735	1,045

11	0,571	0,702	0,991
12	0,551	0,676	0,948
13	0,534	0,653	0,911
14	0,520	0,634	0,880
15	0,507	0,618	0,855

16	0,496	0,603	0,831
17	0,487	0,591	0,812
18	0,478	0,580	0,795
19	0,470	0,570	0,779
20	0,463	0,560	0,764

21	0,457	0,553	0,753
22	0,451	0,546	0,742
23	0,445	0,538	0,730
24	0,440	0,532	0,721
25	0,435	0,525	0,710

TABLA 11 - Rango de Factores de Conversión de Incertidumbre

Estimada para Promedios

Número de grupos	vs. Nivel de confianza
o Mediciónes, n o k	90%	95%	99%
2	3,958	7,965	39,904
3	0,996	1,467	3,385
4	0,572	0,780	1,419
5	0,410	0,540	0,885

6	0,325	0,420	0,650
7	0,271	0,340	0,518
8	0,235	0,290	0,434
9	0,209	0,260	0,376
10	0,188	0,230	0,334

11	0,172	0,212	0,301
12	0,159	0,195	0,275
13	0,148	0,181	0,254
14	0,139	0,169	0,236
15	0,131	0,160	0,221

16	0,124	0,151	0,209
17	0,118	0,143	0,197
18	0,113	0,137	0,188
19	0,108	0,131	0,179
20	0,104	0,125	0,171

21	0,100	0,120	0,164
22	0,096	0,116	0,158
23	0,093	0,112	0,152
24	0,090	0,108	0,147
25	0,087	0,105	0,142

MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 14 – MEDICIÓN DE GAS NATURAL
GESTION DE MEDICION Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

1.	OBJETIVO	2

2.	GLOSARIO	2

3.	CONDICIONES GENERALES	2

4.	DESARROLLO	3

4.1	GENERALIDADES DEL GAS NATURAL	3

4.2	FLUJO DE FLUIDOS	6

4.3	ASPECTOS BÁSICOS DE MEDICIÓN	11

4.4	MEDIDORES DE GAS NATURAL	13

4.5	NORMATIVIDAD APLICABLE A MEDIDORES DE TRANSFERENCIA DE CUSTODIA	28

4.6	CALIDAD DEL GAS	92

4.7	PROCESO DE VERIFICACION Y DETERMINACION DE PRUEBAS	94

4.8	GENERALIDADES SOBRE CALIBRACIÓN DE MEDIDORES	95

5.	CONTINGENCIAS	98

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 14 – MEDICIÓN DE GAS NATURAL
GESTION DE MEDICION Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

1.	OBJETIVO

Establecer los criterios de operación y mantenimiento para el aseguramiento metrológico de los sistemas de medición de fiscalización y transferencia de custodia de gas natural.Aplica a las áreas operativas y funcionarios que manejan sistemas de medición para fiscalización y transferencia de custodia de gas natural.

2.	GLOSARIO

Para una mayor comprensión de este documento consulte el Manual de Medición de Hidrocarburos y Biocombustibles (MMH) Capítulo 1 — Condiciones Generales y Vocabulario, Numeral 2 – Glosario.

3.	CONDICIONES GENERALES

Una medición confiable y exacta de flujo de gas natural exige un conjunto de actividades que involucran un entendimiento profundo del proceso de medición seguido por la adecuada selección, instalación, operación, mantenimiento e interpretación correcta de los resultados obtenidos.

Los sistemas de medición de gas natural pueden encontrarse en campos de producción de gas, estaciones de transferencia de custodia, citygates, unidades de procesamiento de gas, refinerías, sistemas de transporte y en las instalaciones de los consumidores. El objetivo principal de las estaciones de medición de gas es llevar a cabo las mediciones seguras y confiables mediante el uso de equipos controlados y técnicas de medición reconocidas, las cuales pueden asegurar un nivel aceptable de incertidumbre de la medición.

La medición de flujo de gas es regulada por una serie de normas y estándares, recomendaciones internacionalmente reconocidas y reglamentaciones nacionales.

Los estándares tratados en este capítulo están referidos a cada tipo de medidor en particular a saber:

•	sistemas basados en platina de orificio
•	medidores de turbina
•	medidores ultrasónicos
•	másicos tipo Coriolis

De otra parte es importante incluir los estándares relacionados con las propiedades del gas las cuales pueden ser determinadas por muestreo en las estaciones de medición.

La regulación establece los términos y requerimientos mínimos que deben ser cumplidos por los sistemas de medición aplicados a la producción, transporte y comercialización para garantizar resultados exactos y completos.

La inspección en sitio de los sistemas de medición de gas natural exige el uso de equipos apropiados y personal capacitado. Este documento incluye una serie de procedimientos de inspección que facilita el entendimiento de la operación y los medios de verificación para determinar el grado de conformidad del sistema con los requerimientos definidos en las normas y estándares.

Referencias normativas:

ECP-VSM-M-001          Manual de Medición de Hidrocarburos y Biocombustibles

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 14 – MEDICIÓN DE GAS NATURAL
GESTION DE MEDICION Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

ECP-VSM-G-001	Guía para la Gestión de la Medición de Hidrocarburos y Biocombustibles
ECP-VSM-G-012.	Guía de Contabilización de Transacciones e Inventarios de la Cadena de Suministros de Ecopetrol S. A.
ECP-VIJ-I-01	Instructivo Conflictos de Interés

4.	DESARROLLO

4.1	GENERALIDADES DEL GAS NATURAL

El hidrógeno y el carbono son los principales constituyentes de todos los combustibles fósiles y petroquímicos. Por esta razón, el petróleo y el gas natural se llaman comúnmente hidrocarburos. El petróleo y los condensados son considerados el estado líquido de los hidrocarburos y el estado gaseoso de los mismos es el gas natural.

El gas natural se define como un gas que se obtiene del subsuelo en forma natural. Casi siempre contiene una gran cantidad de metano acompañado de hidrocarburos más pesados como el etano, propano, isobutano, butano normal, etc. En su estado natural a menudo contiene una cantidad significativa de sustancias que no son hidrocarburos como el nitrógeno, bióxido de carbono y sulfuro de hidrógeno. De igual manera en su estado natural siempre está saturado con agua.

El gas que se entrega para consumo final como combustible o materia prima tiene una composición bastante diferente a la presente en el yacimiento o en boca de pozo, composición que debe definirse mediante una calidad específica que requiere ser cumplida por todos los productores que comercialicen gas natural.

4.1.1	Tipos de Gas Natural

Debido a que el gas natural es una mezcla de varios compuestos y debido a que su composición difiere de un yacimiento a otro y que su presencia en el subsuelo puede darse acompañado de petróleo o libre se definen varios tipos de gas natural a saber:

Gas Crudo: Es aquel que sale del yacimiento, sin tratar ni procesar.

Gas Libre: Es aquel que proviene de un yacimiento donde solo existe gas como hidrocarburo

Gas Asociado: Es aquel que proviene de un yacimiento donde simultáneamente se produce gas y crudo.

Gas Pobre: Un gas que contiene muy poca cantidad de etano, propano y compuestos más pesados.

Gas Rico: Gas que contiene una cantidad de compuestos más pesados que el etano, alrededor de 0.7 galones de propano equivalente por 1000 pies cúbicos de gas.

Gas Acido o Agrio: Gas que contiene más de 16 ppm de H2S o cantidades porcentuales altas (mayores a 6%) de CO2.

Gas Dulce: Gas que contiene menos de 16 ppm de H2S o cantidades bajas de CO2.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 14 – MEDICIÓN DE GAS NATURAL
GESTION DE MEDICION Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

4.1.2	Cadena Tecnológica del Gas Natural

La industria de procesamiento del gas natural refina gas natural de la tierra produciendo formas de energía útil y comerciable para su aplicación. Es a través de esta industria que se obtiene gas natural comerciable, gases licuados del petróleo, producto base de la industria petroquímica, disolventes, etc.

La remoción de componentes individuales contenidos en el gas natural es posible gracias a la diferencia de sus propiedades físicas, es decir, cada componente tiene una densidad, punto de ebullición y otras características que hacen posible su separación de la mezcla.

El esquema general del tratamiento del gas natural está referido a dos situaciones a saber:

•	Condicionamiento del gas natural
•	Procesamiento del gas natural

El término condicionamiento del gas se refiere a los procesos tendientes a satisfacer las especificaciones del gas residual. Éste incluye:

•	Deshidratación del gas para prevenir la condensación del agua
•	Control del punto de rocío de hidrocarburos para prevenir su condensación.
•	Remoción de componentes de azufre y de dióxido de carbono para satisfacer la protección a equipos, necesidades del proceso y asuntos ambientales

El procesamiento del gas está centrado en la recuperación de cantidades comerciales de líquidos a gases a partir del gas natural. Los componentes a recuperar son:

•	Etano
•	Propano comercial
•	Mezclas propano – butano
•	Gasolina natural

Una vez el gas cumple las especificaciones es transportado a los sitios de consumo. El flujo de gas a través de una tubería es debido al gradiente de presión entre el punto inicial y el punto de entrega. En aquellos casos cuando el consumo disminuye la línea inicia un proceso de empaquetamiento al mantenerse el suministro hasta el punto de máxima presión referida a la condición de diseño de la tubería. En el caso contrario, cuando el consumo se hace mayor a la rata de suministro de gas la presión del sistema empieza a disminuir hasta el punto de igualar la condición de presión mínima en el sistema de regulación, en este momento se suspende el consumo y se inicia el proceso de incremento de presión

4.1.3	Condiciones estándar del Gas Natural

El gas natural es un fluido comprimible, ocupa el volumen del recipiente que lo contiene. Con el fin de establecer un mismo punto de referencia para definir cierta cantidad de gas se ha desarrollado el concepto de condiciones estándar y condiciones normales de presión y temperatura. Debido a que el gas durante su producción y transporte se encuentra a altas presiones cuando fluye sería difícil relacionar el volumen de gas que fluye a menos que la cantidad sea expresada en términos de volumen en condiciones estándar o condiciones de referencia de presión y temperatura.

Temperatura Estándar	15ºC - 60 ºF
Presión Estándar	14,65 psia - 101,0117 Kpa

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 14 – MEDICIÓN DE GAS NATURAL
GESTION DE MEDICION Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

4.1.4	Propiedades Básicas del Gas Natural

El gas natural es incoloro, inodoro, inflamable y no es tóxico, sin embargo desplaza al aire en un ambiente cerrado. El gas natural es un excelente combustible debido a que quema fácil y completamente produciendo poca contaminación.

La composición del gas tratado, en la forma como se entrega a los consumidores obedece a una reglamentación previamente establecida. Los tres parámetros utilizados para describir el comportamiento del gas natural son la presión, la temperatura y el volumen. El conocimiento de las propiedades del gas natural es esencial para el diseño de los equipos industriales. Las propiedades físicas y químicas de cada sustancia dependen de su naturaleza molecular. Por lo tanto, la determinación de las propiedades de dicha sustancia requiere de un buen conocimiento de su comportamiento molecular, lo cual no siempre es factible.

Las propiedades fisicoquímicas del gas natural pueden estimarse a partir de la composición química del gas, con base en las propiedades físicas de los componentes y en las leyes de las mezclas. Las leyes que predicen el comportamiento de los gases en términos de presión, volumen y temperatura, son relativamente simples para un fluido hipotético conocido como gas ideal. Estas leyes pueden modificarse para describir el comportamiento de los gases reales, los cuales a altas presiones y bajas temperaturas desvían significativamente su comportamiento del esperado en condiciones ideales.

4.1.4.1	Comportamiento de los gases ideales

Un gas ideal, a menudo llamado gas perfecto, es un gas donde no existe fuerza molecular. Para llegar a la definición de una ecuación de estado para los gases ideales, se definen las leyes de Boyle, Charles-Gay Lussac y Avogadro, las cuales proporcionan los elementos necesarios para llegar a una expresión matemática sencilla que relaciona los cambios de los gases ideales con la presión, la temperatura y el volumen.

Debido a que el Gas Natural es una mezcla de hidrocarburos, sus propiedades químicas y físicas pueden ser determinadas a partir de las propiedades de sus componentes individuales. Las propiedades de cada componente se aplican de acuerdo con las leyes de las presiones y volúmenes parciales, las cuales gobiernan el comportamiento de las mezclas de los gases ideales.

4.1.4.2	Comportamiento real de los gases

Los gases reales se desvían del comportamiento ideal debido a la interacción de las fuerzas moleculares. Para la mayoría de los gases incluyendo el gas natural la desviación del comportamiento puede ser estimado con bastante exactitud, utilizando el factor de compresibilidad Z.

El comportamiento presión - volumen - temperatura es fundamental para entender el manejo del gas natural por tuberías.

4.1.4.3	Propiedades Fisicoquímicas del Gas Natural

Las propiedades fisicoquímicas del gas natural pueden ser obtenidas directamente ya sea por mediciones en laboratorio o por predicción a partir de la composición química conocida del gas. En este caso, los cálculos están basados en las propiedades físicas de componentes individuales del gas y en las leyes físicas, frecuentemente conocidas como leyes de mezclas, las cuales relacionan las propiedades de los componentes a la de la mezcla de gas.

La gravedad específica de un gas está definida como la razón entre la densidad del gas y la densidad del aire seco, ambas medidas a la misma presión y temperatura.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 14 – MEDICIÓN DE GAS NATURAL
GESTION DE MEDICION Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

El poder calorífico del gas es la energía liberada cuando se quema un volumen estándar de gas y se expresa en Btu/pie3 o Julios/m3. Debido a que lo que genera calor es el rompimiento de las uniones entre el carbono y el hidrógeno, mientras más átomos de carbono e hidrógeno haya en cada molécula, mayor será el poder calorífico del gas. Por ser el gas natural una mezcla de gases, su poder calorífico depende de su composición.

La viscosidad es definida como la resistencia interna al flujo. Esta es debida a la fricción entre las moléculas del gas, por lo cual es necesario desarrollar una fuerza para mantener separadas las capas de moléculas. En la medida que la temperatura es incrementada, aumenta la energía cinética. Más choques ocurren entre las moléculas y así, la viscosidad aumenta con la temperatura. A temperatura constante, un incremento de la presión causa un incremento de viscosidad del gas. La distancia entre moléculas disminuye; así, ocurren más choques.

La temperatura de ignición de un gas es la temperatura más baja a la que sucede la combustión auto sostenida. La temperatura de ignición de un gas natural es inferior a la temperatura de ignición del metano como componente puro, debido a la presencia de otros hidrocarburos con temperaturas de ignición más bajas. A la temperatura de ignición, el gas empieza a arder en una mezcla adecuada de gas y aire. Esta posibilidad de ignición tiene aplicaciones tanto en la seguridad como en su uso como combustible.

El factor de compresibilidad Z es un factor adimensional, independiente de la cantidad del gas y determinado por sus características, la temperatura y la presión, describe el comportamiento de mezclas de gases a presiones moderadas y altas.

La humedad relativa mide la cantidad de vapor de agua presente en una mezcla de gases.

La composición del gas natural varía de acuerdo al yacimiento de donde proviene. El gas natural puede contener de 80% a 98% de metano dependiendo del origen y del grado de procesamiento. Al analizar los componentes del gas natural, es común describirlos en términos de su fracción molar.

El punto de rocío es la temperatura a la cual se inicia la condensación en una mezcla de gases, es la condición a la cual todo el sistema se encuentra en estado de vapor, exceptuando una diferencial, la cual se encuentra en estado líquido.

4.2	FLUJO DE FLUIDOS

4.2.1	Clases de flujo

El flujo es la cantidad de fluido, expresada en masa o en volumen, que pasa por un punto o sección en la unidad de tiempo, Por lo tanto, el parámetro rata de flujo está expresado en unidades de volumen o de masa por unidad de tiempo (m3/h o kg/h).

Podemos decir también que la rata de flujo volumétrica de un fluido (m3/s) es igual al producto de la velocidad media del fluido (m/s) por la sección transversal de la tubería (m2).

A su vez, la rata de flujo másica (kg/s) es igual al producto entre la tasa de flujo volumétrica (m3/s) y la densidad del fluido (kg/m3). Como en la práctica es difícil llevar a cabo la medición directa de la densidad del fluido, se realizan mediciones de temperatura y de presión para la inferir a partir de éstas la densidad.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 14 – MEDICIÓN DE GAS NATURAL
GESTION DE MEDICION Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

A partir de las ratas de flujo volumétrica o másica, es posible obtener su totalización, por medio de la integración a lo largo del tiempo de las tasas de flujo instantáneas medidas.

Un fluido puede fluir en una tubería básicamente bajo dos regímenes diferentes: flujo laminar o flujo turbulento.

El flujo laminar es denominado de esta forma porque todas las partículas del fluido se mueven en líneas rectas diferenciadas, paralelas al eje de la tubería, y de forma ordenada. Es decir, el fenómeno se desarrolla como si las líneas del fluido se distanciaran relativamente entre sí

Figura 1 - Flujo Laminar

A manera de ilustración, este régimen puede compararse con el flujo de vehículos en una autopista con mucho movimiento, o con tráfico en los diferentes carriles fluyendo paralelamente y a diferentes velocidades; encontrándose las partes más lentas próximas a las paredes de la tubería y las más rápidas en el centro de la tubería.

Teóricamente, en un régimen de flujo laminar, se asume que el “tráfico” nunca cambia de carril. La verdad es, que un cambio gradual entre los carriles termina sucediendo. Este fenómeno es denominado flujo secundario, y es un asunto complejo, ignorado en situaciones prácticas, aunque algunas ocasiones esto pueda tener consecuencias importantes.

El régimen de flujo laminar o como muchas veces es llamado de flujo en líneas de corriente es gobernado por la ley de Newton de la viscosidad. Esta puede considerarse como el régimen de flujo donde toda la turbulencia es amortiguada por la acción de la viscosidad y teóricamente ocurre cuando el número de Reynolds es inferior a 2000.

El flujo en régimen laminar se caracteriza por un movimiento suave y continuo del fluido, con poca deformación. El régimen laminar puede obtenerse de varias formas: por medio de un fluido de baja densidad, un flujo de baja velocidad, a través de elementos de dimensiones pequeñas, o por medio de un fluido con alta viscosidad, tales como aceites y lubricantes.

La representación gráfica que muestra como la velocidad de un fluido varía de acuerdo con el diámetro de la tubería es llamada el perfil de velocidades de flujo. El perfil de velocidades es probablemente, el parámetro de influencia más importante y menos conocido en una medición de flujo. Para el caso de flujo laminar en una tubería circular, la velocidad adyacente a las paredes es cero y aumenta para un valor máximo en el centro del tubo. El perfil de velocidades posee la forma de una parábola, y la velocidad media es igual a la mitad de la velocidad máxima en el eje central.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 14 – MEDICIÓN DE GAS NATURAL
GESTION DE MEDICION Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Figura 2 - Perfil de velocidades de un flujo laminar

El régimen de flujo turbulento ocurre para Números de Reynolds superiores a 2000. Sin embargo, muchas veces tales regímenes pueden continuar o iniciarse en Números de Reynolds más bajos que 2000. Este tipo de flujo puede asociarse al vuelo de un enjambre de abejas. El grupo como un todo, puede parecer que está volando en línea recta a una velocidad constante, pero si pudiéramos observar el vuelo individual de un insecto cualquiera en particular, tendríamos la impresión de que él está zigzagueando y volando aleatoriamente dentro del enjambre.

De esa manera, en el régimen turbulento, no es posible observar líneas de corriente discretas, consistiendo el flujo en una “masa de remolinos”. Así, las partículas del fluido no siguen la misma trayectoria

Figura 3 - Flujo Turbulento

En el flujo turbulento, el perfil de velocidades aguas abajo de un tramo recto y largo de tuberías es mucho más achatado que en régimen laminar y la velocidad en el centro es cerca de 1,2 veces la velocidad media, dependiendo de la rugosidad de la tubería. Bajo estas condiciones, se dice que el perfil está plenamente desarrollado o normal.

Figura 4 - Flujo de Velocidades de un Flujo Turbulento

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En las aplicaciones industriales, los Números de Reynolds en las tuberías son, generalmente, superiores a 2000, y el flujo laminar es poco usual, a menos que el fluido sea un líquido muy viscoso. Asimismo, normalmente se asume que los flujos en consideración ocurren en régimen turbulento, a menos que se especifique flujo laminar.

4.2.2	Asimetría del perfil de velocidades

En las aplicaciones prácticas, los circuitos de tuberías poseen cambios de dirección y de área de la sección transversal. En estos casos, el perfil de velocidades puede tornarse completamente distorsionado debido al paso del flujo a través de curvas, “tes”, reducciones, válvulas o los mismos medidores de flujo. Esta distorsión del perfil de velocidad es crítica en la operación de medidores de flujo que dependen de la perfecta simetría de flujo, como por ejemplo los medidores por diferencial de presión y los medidores tipo turbina. Además, una desviación en el perfil de velocidades de operación con relación al perfil utilizado en la calibración del medidor en laboratorio, podrá ocasionar errores de medición de difícil detección y cuantificación.

Figura 5 - Perfil de Velocidad a 5 y a 20 diámetros aguas debajo de una curva en una tubería

El grado de asimetría del perfil de velocidad de flujo depende de factores como el número de Reynolds, que lleva en consideración la velocidad y la viscosidad del fluido, y la rugosidad de la superficie interna de la tubería.

4.2.3	Rotación y Remolino (Swirl)

Curvas, codos, válvulas, etc., también pueden producir una perturbación en el flujo conocida como rotación. El patrón de flujo de un fluido al momento de dar una curva es complejo, esto origina un movimiento de rotación (A) en el flujo interno de la tubería recta aguas abajo de la curva, fijando un desplazamiento (B) del fluido que ocurre hacia delante.

Figura 6 - Rotación inducida por una curva de tubería

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Por otra parte, el tipo de perturbación más severo en la mayoría de los medidores de flujo es el flujo rotacional en tres dimensiones, o swirl (remolino), producido por dos curvaturas adyacentes posicionadas en planos diferentes aguas arriba del medidor de flujo. Esta configuración hace que el flujo gire de forma helicoidal, haciendo que este efecto persista por largas distancias. Los efectos nocivos del swirl pueden atenuarse, de ser necesario, instalando los llamados rectificadores de flujo aguas arriba del medidor de flujo.

Figura 7 - Flujo helicoidal creado por dos curvas adyacentes en planos a 90º

4.2.4	Flujo en régimen permanente y no-permanente

Un flujo en régimen permanente es aquel que ocurre cuando todas las condiciones, en cualquier punto, son constantes en el tiempo. Teóricamente, el flujo en régimen permanente se obtiene solamente bajo régimen laminar. Esto se debe a que en el flujo turbulento se generan continuamente fluctuaciones en la velocidad y en la presión en cada punto. En la práctica, al menos, si los valores fluctúan en torno de un valor medio constante, de modo simétrico, se considera normalmente que ocurre bajo un régimen permanente.

En un flujo en régimen no-permanente, las condiciones varían con relación al tiempo y en cada sección de la tubería. Esta variación en la tasa de flujo puede ser lenta, como resultado de la acción de una válvula de control proporcional; o puede ser rápida, como resultado del bloqueo repentino de una válvula de cierre rápido, que puede inclusive producir el fenómeno conocido como “golpe de ariete”. Un régimen de flujo inestable ocurre también, por ejemplo, cuando se pasa un fluido de un reservorio a otro, donde el equilibrio se consigue cuando las presiones o los niveles se igualan.

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4.2.5	Flujo compresible e incompresible

En flujo incompresible el fluido se mueve a lo largo de la tubería manteniendo su densidad constante. Estrictamente hablando, ningún fluido es verdaderamente incompresible, dado que hasta los líquidos pueden variar su densidad cuando son sometidos a alta presión. Una diferencia esencial entre un fluido compresible y uno incompresible está en la velocidad del sonido. En un fluido incompresible la velocidad de propagación de un gradiente de presión es prácticamente instantánea; por otro lado, en un fluido compresible la velocidad es finita. Un pequeño disturbio se propaga en la velocidad del sonido. Cuando la velocidad del fluido se iguala a la velocidad del sonido en el fluido, la variación de la densidad (o del volumen) es igual a la variación de la velocidad. Es decir, una gran variación de la velocidad, en un flujo a alta velocidad, causa gran variación en la densidad del fluido. Los flujos de gases pueden fácilmente alcanzar velocidades elevadas, características de flujos compresibles.

Para el flujo turbulento de un fluido incompresible, el efecto de la variación de la densidad en la expresión de la turbulencia es despreciable. Pero, este efecto debe ser considerado cuando la operación es con un fluido compresible. Un análisis del flujo turbulento de un fluido compresible requiere la correlación de las componentes de la velocidad, de la densidad y de la presión.

Los gases son fluidos compresibles, de esta forma las ecuaciones básicas de flujo deben considerar las variaciones en la densidad provocadas por la presión y por la temperatura. Para los fluidos compresibles, como los gases y vapores, es necesario adicionar los términos térmicos a la ecuación de Bernoulli para obtener una ecuación que considere la energía total y no solamente la energía mecánica.

4.3	ASPECTOS BÁSICOS DE MEDICIÓN

El término genérico medición de flujo puede referirse a cualquiera de los seis tipos de medición comúnmente encontrados.

•	Medición de la velocidad puntual: Existen diversos tipos de instrumentos disponibles para la medición de la velocidad puntual de un determinado fluido. Estos medidores son llamados generalmente anemómetros cuando se utilizan en corrientes libres de aire, flujómetros si son empleados en agua y medidores de inserción si son utilizados específicamente dentro de tuberías y ductos.
•	Medición de velocidad media en tuberías: La velocidad media en tuberías está relacionada con la tasa de flujo volumétrica, Qv, y el área de la sección transversal de la tubería.
•	Medición de la rata de flujo volumétrica: La rata de flujo volumétrica, QV define como el flujo de un determinado volumen de fluido por un intervalo de tiempo. Muchos medidores se diseñan para indicar directamente el valor de Qv estos medidores se denominan medidores de tasa de flujo volumétrica.
•	Medición de volumen total: Algunos medidores se diseñan para indicar directamente el volumen total V de fluido que pasa a través del medidor. Normalmente, ellos se llaman medidores volumétricos, o totalizadores, con el fin de distinguirlos de otros tipos de medidores de flujo. Es posible obtener el valor del volumen total V de fluido que pasa a través del medidor de flujo por medio de la integración de la señal de salida a lo largo de un determinado intervalo de tiempo. También, es posible obtener Q a partir de un medidor volumétrico derivando la señal de salida con relación al tiempo. Estas operaciones, entretanto, generalmente convergen en una disminución de la exactitud de la medición.
•	Medición de la rata de flujo másica: La rata de flujo másica de un fluido,QM, representa el paso de una masa determinada de fluido durante un intervalo de tiempo. Algunos medidores de flujo se diseñan para indicar directamente la tasa de flujo másica del fluido. Estos se llaman medidores másicos

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 14 – MEDICIÓN DE GAS NATURAL
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Generalmente, el parámetro QM se determina efectuando varias mediciones simultáneas de QV y ρ, y aplicando la siguiente relación:

QM = ρ QV

Medición de masa total: Actualmente, se encuentran disponibles comercialmente medidores capaces de medir directamente la masa total, m, de un fluido durante un determinado intervalo de tiempo. Para determinar m, es preciso medir QM e integrar las mediciones en un determinado tiempo, o de igual forma, medir el volumen total de fluido V, la densidad ρ y utilizar la ecuación m = ρ V.

4.3.1	Características de la Medición

Desde el punto de vista de control de procesos, ninguna variable es más importante para la operación de una planta industrial que el flujo. La medición del flujo es esencial en todas las fases de manipulación de los fluidos, incluyendo la producción, el procesamiento, además de la distribución de productos y de las utilidades. Está asociada al control de procesos productivos, como una garantía de la calidad y de la confiabilidad y desde el punto de vista comercial está directamente ligada a los aspectos de compra-venta de productos.

Una medición confiable y exacta del flujo de un fluido exige un conjunto de actividades de ingeniería que involucran, en primer lugar, un entendimiento profundo del proceso a ser medido, después la selección del instrumento de medición, su instalación, la operación, el mantenimiento y la interpretación correcta de los resultados obtenidos.

Un sistema de medición de flujo debe considerarse globalmente como un conjunto integrado por el medidor, y los tramos de tubería aguas arriba y aguas abajo del mismo. Este conjunto puede incluir además acondicionadores de flujo, reguladores del perfil de velocidad, disipadores de vórtices, filtros, tomas de presión etc.

Entre tanto, este sistema, por más tecnológicamente avanzado que sea, no será capaz de realizar mediciones exactas del flujo del fluido si no se satisfacen diversas condiciones relacionadas con factores que influyen directamente en el proceso de medición, tales como la calibración del medidor, las características del fluido y de la instalación, los procedimientos de medición, los factores ambientales y los recursos humanos involucrados, entre otros

El sistema de medición de transferencia de custodia es considerado la caja registradora en la negociación de compraventa y/o transporte de fluidos. Cuando dinero es intercambiado, la mejor y más exacta medición de flujo es el hecho de mayor importancia para las partes que actúan en la transacción. La responsabilidad de la medición es reducir la inexactitud a un mínimo para lograr equilibrio en una negociación.

Los sistemas de medición de no transferencia de custodia tienen sus aplicaciones en unidades de proceso donde la medición es utilizada como medio de control. La exactitud de la señal de medición no es tan importante como la habilidad de repetir la medición bajo las mismas condiciones. La repetibilidad de un sistema de no transferencia de custodia es importante para un buen control operacional de una unidad de proceso.

Una serie de variables son incluidas en los contratos de medición, variables que las dos partes se han puesto de acuerdo y deben cumplir, buscando con ello proteger cada parte interesada.

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Para sistemas de medición de transferencia de custodia, la exactitud y la incertidumbre son dos conceptos importantes a tener en cuenta:

Exactitud: se define como la diferencia entre el valor medido y el valor verdadero, se expresa en porcentaje. El problema de esta definición es que el valor indicado o medido es leído del medidor pero el valor verdadero no puede ser especificado, es decir, no se conoce como un valor real.

Incertidumbre: desempeño de un medidor bajo condiciones de flujo que pueden ser evaluadas y que determinan la causa de la desviación de la exactitud. Estas causas pueden ser operacionales, interpretación humana, registros, instalaciones y características del fluido.

Las características a ser evaluadas cuando se disponen de varias alternativas técnicas de sistemas de medición son: exactitud, costos comparativos, repetibilidad, costos de mantenimiento, existencia de partes móviles, vida de servicio, rango de operación (rangeability), conveniencia a un tipo de fluido determinado, disponibilidad a los rangos de presión y temperatura, facilidad de instalación, potencia requerida y métodos de calibración requeridos.

Ningún medidor cumplirá todas las características por lo que se necesita establecer una metodología que facilite la mejor selección, y para ello se debe asignar a cada característica una calificación que determine su importancia en el proceso de medición y listar los diferentes medidores disponibles en el mercado.

Un medidor es un equipo que permite conocer directamente el caudal de flujo en un tiempo dado. Existen dos posibles formas para obtener el dato directamente y es lo que diferencia a los medidores lineales y los diferenciales. Otra clasificación de medidores es utilizada por el sector industrial como medidores volumétricos y no volumétricos.

4.4	MEDIDORES DE GAS NATURAL

4.4.1	Selección de Medidores

Las características a ser evaluadas cuando se disponen de varias alternativas técnicas de sistemas de medición de gas natural de transferencia de custodia son: exactitud, costos comparativos, repetibilidad, costos de mantenimiento, existencia de partes móviles, vida de servicio, rango de operación (rangeability), conveniencia a un tipo de fluido determinado, disponibilidad a los rangos de presión y temperatura, facilidad de instalación, potencia requerida y métodos de calibración requeridos. Ningún medidor cumplirá todas las características por lo que se necesita establecer una metodología que facilite la mejor selección, y para ello se debe asignar a cada característica una calificación que determine su importancia en el proceso de medición y listar los diferentes medidores disponibles en el mercado.

La selección de un medidor de flujo para una aplicación dada depende de la importancia asociada con el problema de medición. Las condiciones básicas a analizar en el momento de entrar a seleccionar un medidor de gas natural de transferencia de custodia son:

•	Calidad del gas natural a medir.
•	Determinar las condiciones operacionales: presión y temperatura, rango de flujo.
•	Facilidades locativas para su instalación: área disponible, equipos de proceso cercanos, radiaciones calóricas, seguridad, etc.
•	Condiciones de desempeño requeridas por contrato, por mínima incertidumbre, por conveniencia técnica.

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•	Consideraciones económicas: precio del equipo, costo de mantenimiento, costo de instalación, vida útil.

Los medidores que dispone el mercado para servicio de transferencia de custodia y que poseen normativa internacional son los siguientes:

•	Medidor tipo diferencial: Platina de orificio concéntrico.
•	Medidor tipo lineal: Turbina
•	Medidor tipo lineal: Ultrasónico
•	Medidor tipo volumétrico: Diafragma Desplazamiento Positivo
•	Medidor tipo volumétrico: Rotatorio Desplazamiento Positivo
•	Medidor másico: Coriolis

4.4.2	Medidores Tipo Diferencial

Los medidores de flujo que producen presiones diferenciales, se llaman medidores de tipo cabeza y se seleccionan frecuentemente por su larga historia de uso en muchas aplicaciones. Un número de elementos primarios pertenece a esta clase: El Orificio Concéntrico, El Venturi, La Tobera de Flujo, La Cuña y el Tubo Pitot, entre otros.

Principio Básico: El principio básico para todos los medidores de flujo diferenciales es la ecuación de energía de Bernoulli. Cuando un flujo se contrae (Figura 1) gradualmente o abruptamente, la energía cinética se incrementa a expensas de la energía potencial disponible (presión estática). La diferencia de presión entre las tomas localizadas en la sección del tubo completo (sección 1) y en la vecindad de la contracción (sección 2) se relaciona con el cuadrado de la velocidad en la sección 1 menos el cuadrado de la velocidad en la sección 2, con las propiedades de los fluidos y con lo abrupto de la contracción.

Figura 8 - Principios básicos del diferencial de presión

Puesto que el flujo volumétrico es la velocidad por el área del tubo, la ecuación de flujo puede escribirse como una relación entre la raíz cuadrada de la presión diferencial medida hw, densidad ρf, y el flujo volumétrico q, como sigue:

La constante del medidor FMC ajusta las unidades dimensionales y también incluye un coeficiente de descarga que corrige el flujo por las características de la contracción, localización de las tomas de presión y perfil de velocidad (número de Reynolds). Para un gas, las diferencias de densidad causadas por la expansión del gas entre las tomas de medición, requiere una corrección mediante un factor de expansión, el cual se puede tomar a partir de datos empíricos como el caso de un orificio de canto vivo o también se puede derivar de consideraciones termodinámicas para los elementos de contracción gradual (Venturi y Tobera de Flujo).

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Un sistema de medición de caudal de gas con medidores de presión diferencial está integrado por:

•	Elemento porta-placa
•	Platina de orificio.
•	Tubería de medición.
•	Medidor de presión diferencial
•	Medidor de presión estática
•	Medidor de temperatura
•	Computador de flujo.
•	Analizador en línea (cromatógrafo o gravitómetro)

En la figura 9 se muestran los componentes que integran un sistema de medición tipo orificio.

Figura 9 - Componentes sistema de medición Tipo Orificio

Orificio concéntrico de borde cuadrado. En líneas de diámetros de 2 pulgadas (5 cm) y mayores, el orificio concéntrico (Figura 10) es la restricción más común para líquidos limpios, gases y flujos de vapor a baja velocidad. Este es un orificio de borde afilado perforado en una lámina delgada y plana. La relación entre el diámetro de la perforación d y el diámetro del tubo D define la relación ß. Para la mayoría de aplicaciones, esta relación debe estar entre 0.2 y 0.75, dependiendo de la presión diferencial deseada; un orificio con un ß grande produce un diferencial menor para una misma rata de flujo que para un ß más pequeño. Relaciones de ß mayores de 0.75 se usan cuando la exactitud en la medición no es importante.

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Figura 10 - Orificio concéntrico de borde cuadrado.

Dependiendo de la localización de las tomas aguas arriba y aguas abajo el medidor de flujo diferencial se clasifica en tomas de brida; tomas de tubería y toma tipo vena contracta.

Los rangos de exactitud del medidor de orificio varían de ± 0.8 a ± 0.5%, dependiendo del fluido, de la configuración de la tubería aguas arriba y aguas abajo, adicionalmente de la inclusión de las correcciones de número de Reynolds y factor de expansión del gas en los cálculos.

Orificio de Borde Cónico y Curvo. Cuando el número de Reynolds es menor de 10.000, el borde del orificio aguas arriba es curvo o cónico Figura 11, estos contornos dan un coeficiente de descarga predecible y más constante. Para bajos números de Reynolds, el coeficiente de un orificio de canto vivo o cuadrado puede cambiar tanto como 30%, pero para las geometrías de borde cónico y curvo, el efecto de cambio es de solamente 1-2%, lo cual hace más práctico el medidor para fluidos viscosos.

Figura 11 - Orificio de borde curvo y cónico.

Sistema de orificio integral. En líneas de diámetros pequeños, de ½” a 1½” los efectos de la rugosidad del tubo, excentricidad de la lámina y agudeza del borde de la lámina aumentan, ocasionando coeficientes no predecibles. Las normas establecen que los coeficientes deben determinarse experimentalmente, con la selección de un borde curvo o escuadrado, dependiendo del número de Reynolds.

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Este sistema de medición integra el orificio con el transmisor de presión diferencial en una instalación compacta.

Orificios excéntricos y segmentales. Si el orificio de la platina está ubicado en la parte inferior de ésta, en el caso del flujo de gases, o en la parte superior de la placa en el caso de flujo de líquidos, tal como se muestra en la Figura 12, el líquido arrastrado o el aire fluirán a través de la lámina y no se depositarán en frente de ésta. Si la platina tiene una abertura segmental, es posible el paso de líquidos, aire o material particulado. Datos para estas geometrías de orificios son limitados pero proveen alternativas de bajo costo para aplicaciones problemáticas. La exactitud del coeficiente no calibrado se estima usualmente en un 2%.

Figura 12 - Orificio excéntrico, Orificio segmental.

Ventajas del medidor tipo orificio.

•	Normas y estándares bien documentados
•	Amplio uso y gran aceptación a nivel industrial
•	Bajo costo en la inversión y su instalación
•	No posee partes móviles en la línea de flujo
•	No tiene limitaciones en cuanto a temperatura y presión
•	Sistema de lectura electrónico disponible para el cálculo de flujo

Desventajas del medidor tipo orificio.

•	Bajo rango de operación para un determinado diámetro de orificio
•	Relativas altas caídas de presión para un flujo determinado, particularmente a bajos
•	Muy sensible a perfiles no uniformes de velocidad

La norma ANSI/API MPMS 14.3.2 - 1992 Reporte AGA 3 y su revisión del año 2000 establecen las especificaciones y requerimientos de instalación para la medición de gas natural usando medidores de orificio concéntrico. Además, la norma suministra las especificaciones para la construcción e instalación de placas de orificio, tubos medidores y accesorios asociados. La norma ANSI/API MPMS 14.3.3 – 1992 fija los criterios para la ecuación de cálculo de flujo del medidor tipo orificio.

4.4.3	Medidores Tipo Turbina

Es un aparato que mide velocidad, en el cual el flujo de gas es paralelo al eje del rotor y la velocidad de rotación del rotor es proporcional a la velocidad de flujo. El volumen de gas se determina contando las revoluciones del rotor. La turbina debe operar con perfil de velocidad uniforme para lo cual se debe acondicionar el sistema para eliminar remolinos y pulsaciones por presencia de filtros, codos, válvulas y otros accesorios.

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Una representación esquemática del medidor de turbina axial para gas se presenta en la Figura 13. El gas que entra al medidor aumenta su velocidad al pasar a través del espacio anular formado por el cono de nariz y la pared interior del cuerpo del medidor. El movimiento del gas sobre las aspas del rotor, ubicadas angularmente, imparte una fuerza al rotor, ocasionando que éste gire. La velocidad rotacional ideal es directamente proporcional a la rata de flujo. La velocidad rotacional real es función del tamaño y forma del pasaje anular y del diseño del rotor. Además, depende de la carga a la cual se somete el rotor, debido a la fricción mecánica interna, el arrastre de fluido y la densidad del gas.

Figura 13 - Medidor tipo turbina.

Principio Básico: El medidor de flujo de turbina deriva su nombre de su principio de operación. Una rueda de turbina (ó rotor) está fija en la ruta de flujo del fluido. Mientras el fluido entra en el volumen libre entre las hojas del rotor, se desvía por el ángulo de las paletas e imparte una fuerza que causa que el rotor gire. La velocidad a la cual el rotor gira está relacionada, en un rango especificado, linealmente con la velocidad de flujo.

Ventajas del medidor tipo Turbina.

Buena exactitud dentro del rango de operación del medidor

Equipos electrónicos disponibles para lectores de flujo en corto tiempo y alta resolución

Costos medios de inversión comparados con otros tipos de medidores

Excelente rango de operación a altas presiones

Desventajas del medidor tipo Turbina.

Revisión periódica de todos sus componentes para garantizar una buena exactitud

Rango de operación a bajas presiones se asimila a otros medidores

Requiere perfil de velocidad uniforme

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 14 – MEDICIÓN DE GAS NATURAL
GESTION DE MEDICION Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

El Reporte AGA 7 “Measurement of Natural Gas by Turbine Meters” de 2006 establece las especificaciones y requerimientos de instalación para la medición de gas natural usando medidores tipo turbina

4.4.4	Medidores Tipo Ultrasónico

Toda radiación al incidir sobre un medio, en parte se refleja, en parte se transmite y en parte es absorbida. Si además, hay un movimiento relativo entre la fuente de radiación y el medio reflector, se produce un cambio en la frecuencia de la radiación (Efecto Doppler). Todas estas propiedades de la interacción de una radiación con un objeto han sido aplicadas en mayor o menor grado a la medición de diversas magnitudes físicas. El poder de penetración de las radiaciones permite que muchas de estas aplicaciones sean totalmente no invasivas, es decir, que no accedan al interior del recinto donde se producen los cambios que se desean detectar. Las mediciones no invasivas son de gran interés cuando el medio es explosivo, radioactivo, etc, y cuando se desea evitar su contaminación. Los sensores no invasivos son además, en general, más fáciles de instalar y de mantener que los invasivos.

El término ultrasonido hace referencia a las ondas sonoras con frecuencias más altas que las del alcance del oído humano, es decir, frecuencias superiores a los 18 Khz, aproximadamente. Las ondas ultrasónicas obedecen las mismas leyes básicas del movimiento ondulatorio de las ondas sonoras de frecuencias más bajas, sin embargo, tienen las siguientes ventajas:

•	Las ondas de frecuencias más altas tienen longitudes de onda más cortas, lo cual significa que la difracción o reflexión en torno a un obstáculo de dimensiones determinadas se reduce en forma correspondiente. Por lo tanto es más fácil dirigir y enfocar un haz de ultrasonido.

•	Las ondas ultrasónicas pueden atravesar sin dificultad las paredes metálicas de tubos y recipientes. Esto quiere decir que el sistema de medición entero puede montarse externamente al fluido, es decir, es no invasor. Esto es muy importante con fluidos corrosivos, radioactivos, explosivos o inflamables. Por otra parte, no existe la posibilidad de que ocurra obstrucción de los sensores con fluidos sucios como en el caso de medidores ultrasónicos tipo grapa externa (Clamp-On).

Principio Básico: el medidor ultrasónico es un aparato que mide la velocidad del fluido por lo que su máximo desempeño se alcanza cuando la configuración de la tubería aguas arriba del medidor proporciona un perfil de flujo bien desarrollado a la entrada del medidor. Puesto que un medidor de múltiples pasos mide la velocidad en varias localizaciones, se logra un mejor promedio de perfil de velocidad minimizando los efectos debidos a las perturbaciones de flujo.

Para minimizar los efectos de distorsión de flujo los fabricantes recomiendan la instalación de enderezadores de flujo en la tubería aguas arriba del medidor. Condiciones de chorro y remolino pueden ser causados por accesorios, válvulas parcialmente abiertas, reguladores de presión, equipos de compresión, etc. La longitud de tubería aguas arriba y aguas abajo del medidor varía de acuerdo a los criterios del fabricante pero generalmente se fijan de 5 a 10 diámetros nominales aguas arriba y 3 DN aguas abajo. Estos datos son considerados como mínimos y no son válidos cuando alta perturbación de flujo se presenta. El diámetro interno de la tubería de entrada y salida debe ser el im e sol emdcó.

Los medidores ultrasónicos se diseñan para operar en sentido bidireccional, en estos casos el arreglo de tubería debe cumplir las especificaciones de instalación. El medidor permite el contenido de sólidos y/o líquidos en el gas en pequeñas cantidad sin daño en el equipo. La precisión de la medición se puede afectar ligeramente, dependiendo del tipo y tamaño de las partículas sólidas contenidas en el gas.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 14 – MEDICIÓN DE GAS NATURAL
GESTION DE MEDICION Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Los medidores ultrasónicos permiten velocidades extremas de gas como en casos de presurización o purga. Para evitar daños en los transductores las operaciones aguas abajo se deben hacer lentamente.

El principio operacional de un medidor ultrasónico se muestra en la figura 14 para un mejor entendimiento, analicemos un medidor de un solo paso, pero el mismo principio se aplica a un medidor de múltiples pasos.

Figura 14 - Principio operacional del Medidor Ultrasónico

Dos transductores A y B capaces de transmitir y recibir pulsos de sonido ultrasónico son instalados en la línea de flujo de tal manera que los pulsos emitidos por un transductor pueden ser recibidos por el otro transductor creando un camino o paso acústico. Los transductores alternadamente transmiten y reciben pulsos dentro de rangos de tiempo de pocos milisegundos (tiempo de tránsito).

Con cero caudal, el tiempo de tránsito de la onda desde A hasta B (tAB) es igual al tiempo de B hasta A (tBA) e igual al tiempo promedio de tránsito para el pulso acústico t0:

tAB = tBA = t0 = L/C

Donde L es la longitud de la trayectoria acústica y C es la velocidad de sonido en el gas.

Los pulsos de sonido ultrasónico viajan con respecto al gas a la velocidad del sonido. La velocidad de un pulso sonoro que viaja aguas abajo a través del camino acústico es incrementada con la proyección de la velocidad del gas. La velocidad del pulso sonoro que viaja aguas arriba del camino acústico decrece con la proyección de la velocidad del gas, lo anterior resulta en tiempo de viaje aguas arriba y aguas abajo diferentes.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 14 – MEDICIÓN DE GAS NATURAL
GESTION DE MEDICION Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

L:	Longitud del paso acústico
C:	Velocidad del sonido en el medio
Vm:	Velocidad del gas
φ:	Angulo entre camino acústico y el vector que representa la dirección en que se mueve el gas

De las ecuaciones anteriores podemos deducir que:

En la ecuación anterior observamos que la velocidad de sonido en el gas es eliminado de la ecuación, esto significa que la medida de la velocidad del gas es independiente de las propiedades del gas tales como presión, temperatura y composición.

Alternativamente cuando la velocidad de gas Vm se elimina, puede calcularse la velocidad del sonido:

Como la velocidad del sonido se relaciona con la densidad del medio, también puede usarse en algunas aplicaciones para calcular un valor aproximado del flujo de masa en el sistema. Por ejemplo, esta técnica se ha aplicado en quemadores de gas y recuperadores de vapor.

La diferencia entre el tiempo de tránsito aguas arriba y aguas abajo es crítico para la exactitud de la medición. Los tiempos de tránsito son medidos a una resolución de 10 nanosegundos (10-8 seg) por lo que se pueden afectar por capacitancia del medio de conducción, cristales y componente sólidos por lo que se debe verificar estas variables para impedir errores en la medición.

El medidor ultrasónico es un aparato que mide la velocidad del fluido por lo que su máximo desempeño se alcanza cuando la configuración de la tubería aguas arriba del medidor proporciona un perfil de flujo bien desarrollado a la entrada del medidor. Puesto que un medidor de múltiples pasos mide la velocidad en varias localizaciones, se logra un mejor promedio de perfil de velocidad minimizando los efectos debidos a las perturbaciones de flujo.

Para minimizar los efectos de distorsión de flujo los fabricantes recomiendan la instalación de enderezadores de flujo en la tubería aguas arriba del medidor. Condiciones de chorro y remolino pueden ser causados por accesorios, válvulas parcialmente abiertas, reguladores de presión, equipos de compresión, etc. La longitud de tubería aguas arriba y aguas abajo del medidor varía de acuerdo a los criterios del fabricante pero generalmente se fijan de 5 a 10 diámetros nominales aguas arriba y 3 DN aguas abajo. Estos datos son considerados como mínimos y no son válidos cuando alta perturbación de flujo se presenta. El diámetro interno de la tubería de entrada y salida debe ser el im e sol emdcó.

Los medidores ultrasónicos se diseñan para operar en sentido bidireccional, en estos casos el arreglo de tubería debe cumplir las especificaciones de instalación. El medidor permite el contenido de sólidos y/o líquidos en el gas en pequeñas cantidad sin daño en el equipo. La precisión de la medición se puede afectar ligeramente, dependiendo del tipo y tamaño de las partículas sólidas contenidas en el gas.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 14 – MEDICIÓN DE GAS NATURAL
GESTION DE MEDICION Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Los medidores ultrasónicos permiten velocidades extremas de gas como en casos de presurización o purga. Para evitar daños en los transductores las operaciones aguas abajo se deben hacer lentamente.

La diferencia entre el tiempo de tránsito aguas arriba y aguas abajo es crítico para la exactitud de la medición. Los tiempos de tránsito son medidos a una resolución de 10 nanosegundos (10-8 seg) por lo que se pueden afectar por capacitancia del medio de conducción, cristales y componente sólidos por lo que se debe verificar estas variables para impedir errores en la medición.

En junio de 1998, el Comité de Transmisión y Medición de la American Gas Association, publicó el Reporte No. 9, denominado “Measurement of Gas by Multipath Ultrasonic Meters”, por medio del cual avala el uso de estos medidores. En Abril del 2007 se publica la segunda edición del AGA 9.

Ventajas del medidor tipo Ultrasónico

•	No causan caídas de presión
•	Pulsos de alta frecuencia minimizan los errores por pulsación y fluctuación de flujo
•	Instalación sencilla y poco costosa
•	Alto rango de operación
•	No posee partes móviles en contacto con el fluido a medir
•	Calibración mecánica simple mediante chequeo en software de prueba

Desventajas del medidor tipo Ultrasónico

•	Requieren potencia para su operación
•	Perfil de flujo totalmente desarrollado en caso de medidores de un solo paso
•	Costos de inversión altos

4.4.5	Medidores Volumétricos Desplazamiento Positivo

El medidor de desplazamiento positivo consiste de una cámara de volumen fijo, la cual se llena y se desocupa en forma repetida. Para que este proceso sea continuo, existe una serie de cámaras que se llenan y desocupan por medio de una válvula apropiada o usando otro mecanismo, de tal forma que mientras una cámara se llena la otra se desocupa.

El medidor debe registrar el proceso a medida que el fluido pase. Estas lecturas son la base de la medición de flujo.

Para flujos de gas y líquido se dispone de varios diseños de medidores de desplazamiento positivo con un rango de uso amplio, desde medidores de agua para uso domiciliario hasta medidores de gas para grandes volúmenes.

La fuerza de empuje para el medidor de desplazamiento positivo se toma de la energía de la corriente proporcionada por la caída de presión.

Varias técnicas han sido desarrolladas para mediciones de flujo de desplazamiento positivo. Casi todos los medidores de desplazamiento positivo usados en las instalaciones comunes para medición de líquidos son de tipo paleta.

El método más aceptado para transferencia de custodia de crudos es por medio de medidores de desplazamiento positivo. Se pueden obtener exactitudes del orden de ±0.25%. Exactitudes tan buenas como ±0.1% se pueden obtener con una instalación y una calibración apropiadas.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 14 – MEDICIÓN DE GAS NATURAL
GESTION DE MEDICION Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Los medidores de desplazamiento positivo se usan para transferencia de custodia de gas natural a baja presión en servicio residencial y comercial, pero no se acostumbran a usar para medida de gas en instalaciones de producción.

Los medidores de desplazamiento positivo tienen muchas partes que son maquinadas en forma muy precisa, lo cual hace que estos medidores sean más caros y produzcan mayores costos de mantenimiento que otros medidores de flujo. El desgaste de las superficies maquinadas ocasiona la pérdida de exactitud y se debe tener cuidado de evitar que los abrasivos pasen a través de estos medidores.

4.4.5.1	Medidor tipo rotatorio

El gas que entra al medidor produce una presión diferencial a través de él, lo que ocasiona que los impulsores roten. La medida tiene lugar por medio de dos rotores en forma de ocho (sincronizados por medio de engranajes) los cuales rotan en dirección opuesta, a 90º entre sí, dentro de una cámara de volumen conocido. El volumen de la cámara de medida es medido y despachado cuatro veces por una revolución completa de los impulsores. Ver Figura 15. La rotación de los impulsores es traducida en unidades estándar de volumen, por medio de una caja de engranajes de precisión, apareciendo la lectura desplegada en un contador.

Figura 15 - Principio operacional del medidor tipo rotatorio.

Los rotores son maquinados en una forma tal que no entran en contacto entre sí en ningún momento. El número de revoluciones es proporcional al volumen del gas que pasa a través del medidor. Los medidores son macizos y pesados y relativamente ruidosos y tienden a producir vibraciones longitudinales. Sin embargo, últimamente se están construyendo con un diseño especial para disminuir y amortiguar el ruido y las vibraciones. Cuando hay fallas del suministro, ellos cortan el flujo del gas y evitan que se continúe entregando gas al consumidor. Este medidor tiene una exactitud de 1%, para relación de capacidades de 20:1 hasta 68:1.

La capacidad nominal de un medidor rotatorio no varía con la gravedad específica del gas y no se aplican factores de corrección a las capacidades tabuladas. La medición por medio de medidores rotatorios puede ser ventajosa, ya que simplifica la medida de los gases que tienen gravedades específicas variables.

En los últimos años se han hecho muchos cambios en los medidores rotatorios para mejorar su desempeño, su versatilidad y su manejo. Las partes rotatorias se han cambiado a aluminio para reducer su inercia. De igual manera, el uso de cuerpos de aluminio ha disminuido considerablemente su peso en relación con medidores de diafragma de capacidad equivalente.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 14 – MEDICIÓN DE GAS NATURAL
GESTION DE MEDICION Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

4.4.5.2	Medidor tipo diafragma

El medidor tipo diafragma consiste de dos diafragmas en un solo dispositivo, como se observa en la Figura 16. Los diafragmas y el área que los rodea se llenan y se desocupan en forma alterna.

Figura 16 - Principio operacional del medidor tipo diafragma.

A medida que el gas de entrada llena el diafragma, este se expande y fuerza el gas que está en la parte externa para que salga y deje libre el espacio que lo rodea. Cuando el diafragma se llena, la válvula de corredera invierte las conexiones de entrada y salida. En este momento el gas de entrada llena el espacio alrededor del diafragma, presionándolo y forzándolo al gas para que salga totalmente. El medidor tiene dos diafragmas para proveer un flujo de gas continuo, mientras las válvulas están cambiando de posición.

El medidor tipo diafragma es ideal para flujos muy bajos de gas seco y limpio, y es el tipo usado como medidor en el ámbito residencial. El gas húmedo no se puede medir en un medidor de diafragma, ya que es muy complejo drenar el líquido que se forma debido a la condensación.

Las normas se aplican a medidores diseñados para mediciones de flujo de gas dentro de un rango por debajo de 500 pies3/hora para ANSI B109.1 y de 500 pies3/hora o más para ANSI B109.2 con una presión diferencial de 0.5 pulgadas de columna de agua (125 kPa) a condiciones estándar.

Ventajas del medidor de Desplazamiento Positivo

•	No sensible a alteración de perfil de velocidad
•	Sistema de lectura directa

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 14 – MEDICIÓN DE GAS NATURAL
GESTION DE MEDICION Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Desventajas del medidor de Desplazamiento Positivo

•	Limitados rangos en las especificaciones de fluido a medir (P,T,µ )
•	De gran tamaño y peso los de alta capacidad
•	Perdidas de presión a través del medidor altas
•	Filtración es requerida aguas arriba del medidor
•	Costos de mantenimiento alto para los medidores grandes y en los medidores pequeños se parece a su reemplazo.

4.4.6	Medidores Másicos Tipo Coriolis

Los medidores de Coriolis operan bajo el principio que si una partícula dentro de un cuerpo en rotación se mueve en una dirección hacia o fuera del centro de rotación, la partícula genera fuerzas inerciales que actúan sobre el cuerpo. El medidor mide el flujo másico sensando la fuerza de Coríolis sobre un tubo o tubos que vibran en una frecuencia determinada. Los puntos de medición localizados a la entrada y salida del tubo oscilan en proporción a la vibración sinusoidal del tubo. Durante el flujo el conjunto tubo y masa de gas se afectan por la fuerza de Coríolis causando un cambio que son detectados por los sensores de entrada y salida, el cual es transmitido al medidor en señal que es directamente proporcional a la rata de flujo másico.

Figura 17 - Medidor Tipo Coriolis

Los medidores de Coriolis crean un movimiento de rotación por vibración de un tubo o tubos que transportan el fluido y la fuerza inercial resultante es proporcional a la rata de flujo másico. Este principio se muestra en Figura 18.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 14 – MEDICIÓN DE GAS NATURAL
GESTION DE MEDICION Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Figura 18 - Principio de Operación del medidor Coríolis

Una partícula de fluido de masa Δm se mueve con velocidad constante ν. El tubo está rotando con una velocidad angular ω cerca de un punto fijo P sobre el eje del tubo.

Debido a la rotación la partícula sufre una aceleración que puede ser dividida en dos componentes vectoriales:

1. Una aceleración radial centrípeta dirigida hacia el punto P:

αr = –ω2 *r

Donde:

αr = Vector de aceleración radial de la partícula

ω = la velocidad angular del tubo

r = el vector de la posición de la partícula, con el origen en P

2. Una aceleración transversal perpendicular tubo:

αt = 2 *ω *ν

Donde:

αt = Vector de la aceleración transversal de la partícula

ω = Vector de velocidad angular del tubo con origen en

ν = Vector velocidad de la partícula

Este segundo componente αt es la aceleración de Coriolis de la partícula de fluido.

Cuando la partícula es acelerada ella imparte una fuerza inercial en la pared del tubo conocido como la fuerza de Coriolis. Esta fuerza inercial es igual el producto de la masa de la partícula por su aceleración de Coriolis, pero está en la dirección opuesta de αt, como lo muestra el vector ΔFc en la Figura 18.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 14 – MEDICIÓN DE GAS NATURAL
GESTION DE MEDICION Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Puesto que los vectores involucrados están en ángulos rectos, el producto de la ecuación se puede escribir usando los valores escalares y la magnitud de la fuerza de Coriolis ΔFc puede expresarse por:

La masa de la partícula de fluido puede expresarse como:

Donde:

ρ = la densidad de la partícula fluida

A = el área interior del tubo

Δx = la longitud de la partícula

La rata de flujo másica qm en el tubo será:

Combinando las ecuaciones anteriores, se encuentra que la fuerza de Coriolis es proporcional a la rata de flujo másica así:

Debido a que los tubos de flujo en la realidad presentan deformación la ecuación anterior no puede aplicarse en el eje de las x para encontrar la fuerza total de Coriolis en el tubo. Aplicando una constante de proporcionalidad c podemos obtener:

Donde:

d = la longitud del tubo.

Finalmente la rata de flujo másico puede expresarse como una función de la fuerza de Coriolis sobre el tubo así:

Para los medidores de Coriolis la rotación ω es producida por la vibración cíclica del tubo, normalmente los puntos de entrada y salida vibran en la misma dirección. Como un resultado, la fuerza de Coriolis actúa en las direcciones opuestas en los dos lados y produce una vibración secundaria en el tubo siendo ésta proporcional a la fuerza de Coriolis, la distorsión detectada determina el flujo másico del fluido a medir.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 14 – MEDICIÓN DE GAS NATURAL
GESTION DE MEDICION Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Las aplicaciones típicas incluyen la medición de gas en campos de producción, gasoductos, sistemas de distribución y uso como combustible.

4.5	NORMATIVIDAD APLICABLE A MEDIDORES DE TRANSFERENCIA DE CUSTODIA

Los sistemas de medición de gas de transferencia de custodia con el fin de garantizar confiabilidad en los resultados deben cumplir la normatividad que ha sido desarrollado bajo la dirección de organismos internacionales que basados en pruebas experimentales han definido los criterios para su montaje, operación y verificación.

ECOPETROL S.A. está obligado a cumplir el RUT (Resolución CREG 077 DE 1999 y todas las resoluciones posteriores que la modifican) en los puntos que como productor entrega gas natural a los sistemas de transporte e igual manera en aquellos puntos que reciben gas del sistema de transporte para su consumo en sus instalaciones. El RUT en su numeral 5.3.1 define los elementos que componen el sistema de medición y fija la obligatoriedad de usar medidores homologados por la Superintendencia de Industria y Comercio de conformidad con el Decreto 2269 de 1993 o las recomendaciones de la AGA.

De otra parte, conociendo las bondades de cumplir la normatividad internacional en los sistemas de medición de gas ECOPETROL extiende su aplicación a aquellos sistemas donde se realización liquidación de transferencia de gas.

De igual manera el RUT Numeral 5.3 define la medición volumétrica a partir de equipos oficiales debidamente calibrados empleando los métodos de cálculo establecidos por el fabricante y recomendados por el AGA.

Por lo anterior, se incluye en este manual los aspectos fundamentales de cada una de las normas aplicables:

•	Medidor Tipo Diferencial Platina de Orificio Concéntrico Construcción y Montaje. Reporte AGA 3 API 14.3.2
•	Medidor Tipo Diferencial Platina de Orificio Concéntrico: Cálculo Flujo Volumétrico. Norma API 14.3.3
•	Medidor Tipo Turbina: Reporte AGA 7
•	Medidor Tipo Ultrasónico: Reporte AGA 9
•	Medidor Tipo Coriolis: Reporte AGA 11
•	Medidor tipo desplazamiento Positivo: ASME B109.1 y ASME B109.2
•	Determinación Factor de Supercompresibilidad: Reporte AGA 8
•	Medición Electrónica de Gas: Norma MPMS 21.1

4.5.1	Medidor tipo orificio. Requerimientos de construcción y montaje. Reporte AGA 3-2000

La norma ANSI/API MPMS 14.3.2 - 1992 Reporte AGA 3 y su revisión del año 2000 establecen las especificaciones y requerimientos de instalación para la medición de gas natural usando medidores de orificio concéntrico. Además, la norma suministra las especificaciones para la construcción e instalación de placas de orificio, tubos medidores y accesorios asociados. La norma ANSI/API MPMS 14.3.3 – 1992 fija los criterios para la ecuación de cálculo de flujo del medidor tipo orificio.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 14 – MEDICIÓN DE GAS NATURAL
GESTION DE MEDICION Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

4.5.1.1	Requerimientos de diseño y construcción

Aspectos generales

Los aspectos de aplicación y exactitud de los medidores tipo orificio dependen directamente de las condiciones de flujo, velocidad, tipo de fluido y las variables relacionadas con la operación del sistema. Las siguientes definiciones enfatizan el significado particular de los términos usados en las exigencias del medidor

Elemento primario. El elemento primario se define como la platina de orificio, el soporte de la platina de orificio con sus tomas de presión diferencial y los tramos rectos de tubería aguas arriba y debajo de la platina de orificio.

Platina o placa de orificio. Se define como una lámina delgada en la cual se ha maquinado un orificio circular y concéntrico. La platina de orificio tiene un borde afilado y cuadrado.

Diámetro del orificio (d, dm, dr). El diámetro de la perforación en la platina de orificio (d) es el diámetro interno de la apertura de medición, calculado a la temperatura de flujo Tf. Este diámetro se usa en la ecuación de flujo para determinar la rata de flujo. El diámetro medido de la perforación en la platina de orificio (dm) es el diámetro interno medido a la temperatura de la platina de orificio (Tm), en el momento de la medición del diámetro del agujero. El diámetro de referencia del orificio (dr) es el diámetro del orificio a la temperatura de referencia (Tr), calculado como se especifica más adelante. El diámetro de referencia del orificio es el diámetro de la perforación certificado o estampado en la platina.

Soporte de la platina de orificio. Se define como un elemento de tubería tal como un juego de bridas de orificio o un accesorio del orificio, usado para contener y sostener la platina de orificio en el sistema de tubería.

Tubo de medición. Se define como las secciones de tubería recta incluyendo todos los segmentos que son integrales al soporte de la platina de orificio, aguas arriba y aguas abajo de la platina de orificio.

Diámetro interno de tubo de medición. (D, Dm, Dr). El diámetro interno calculado del medidor (D) es el diámetro interno de la sección aguas arriba del tubo medidor, calculado a la temperatura de flujo, Tf. Este diámetro se usa en las ecuaciones de número de Reynolds y también para determinar β. El diámetro interno medido (Dm) es el diámetro interno de las sección aguas arriba del tubo medidor, a la temperatura del tubo medidor, (Tm), en el momento de las mediciones del diámetro interno. El diámetro interno de referencia del tubo medidor (Dr) es el diámetro interno de la sección aguas arriba del tubo medidor, calculado a la temperatura de referencia Tr. El diámetro interno de referencia Dr es el diámetro certificado o estampado en el tubo medidor.

Relación de diámetros (β, βm, βr). La relación de diámetros (β) se define como el diámetro calculado del agujero de la platina de orificio (d) dividido por el diámetro interno calculado del tubo medidor (D) a condiciones de flujo. La relación de diámetros (βm) se define como el diámetro medido del agujero de la platina de orificio (dm) dividido por el diámetro interno medido del tubo medidor (Dm). La relación de diámetro (βr), es el diámetro de referencia de la perforación de la platina de orificio (dr) dividido por el diámetro interno de referencia del tubo medidor (Dr).

Rectificadores de flujo. Los rectificadores de flujo son equipos que remueven o reducen efectivamente los componentes de turbulencia en la corriente de flujo.

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Tomas de presión ("Tap Hole"). Es un orificio taladrado radialmente en la pared del tubo medidor o en el soporte de la platina del orificio. Su borde interno está a ras con la superficie interior y no tiene rebabas.

Tomas de brida. Las tomas de brida son un par de tomas de presión ubicadas aguas arriba y aguas abajo a 1” de la superficie más cercana de la platina de orificio.

Presión diferencial (ΔP). La presión diferencial (ΔP) es la diferencia de presión estática, medida entre tomas de brida aguas arriba y aguas abajo.

Medición de temperatura (Tf, Tm, Tr). La temperatura Tf es la temperatura del fluido, medida en la localización designada, aguas arriba o aguas abajo de la platina de orificio. Los pozos del termómetro deben ubicarse para detectar la temperatura promedio del fluido en la platina de orificio, Los termopozos normalmente se instalan en el lado aguas abajo de la platina de orificio, a una distancia determinada. La temperatura Tm es la temperatura medida de la platina de orificio y/o del tubo medidor en el momento de las mediciones de los diámetros. La temperatura Tr es la temperatura de referencia usada para determinar el diámetro de referencia de la platina de orificio (dr) y/o el diámetro interno de referencia (Dr) del tubo medidor.

Rugosidad promedio (Ra). La rugosidad promedio (Ra) es la definida en la norma ANSI B46.1 como "el promedio aritmético de los valores absolutos de la desviación del perfil de altura medido, tomado dentro de la longitud de la muestra y medido a partir de la línea gráfica central".

4.5.1.2	Especificaciones de la platina de orificio

Los símbolos que se emplean para las dimensiones de la platina de orificio se muestran en la Figura 19.

Figura 19 - Platina se Orificio

4.5.1.2.1	Caras de la platina de orificio.

Las caras aguas arriba y aguas abajo de la placa de orificio deben ser planas. Las desviaciones de la superficie plana de la platina deben ser menores o iguales al 1% de la altura de la "barrera" la cual se determina por la fórmula (Dm - dm)/2. En la Figura 20 se muestran las tolerancias de la horizontalidad de la platina de orificio para diferentes diámetros del orificio de la platina y diferentes tamaños nominales del tubo medidor.

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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Figura 20 - Tolerancias de la platina de orificio

La rugosidad de la superficie de las caras de la platina de orificio, aguas arriba y aguas abajo, no deben tener abrasiones ni ralladuras a simple vista que excedan la Ra en 50 micropulgadas. La rugosidad debe ser verificada con equipos electrónicos o con comparadores de rugosidad que posean una aceptable repetibilidad. La placa de orificio debe mantenerse limpia todo el tiempo de acumulaciones de suciedad y otros materiales extraños. A fin de mantener la platina de orificio limpia y libre de sólidos se deben fijar inspecciones periódicas de acuerdo a las condiciones operacionales. Lo anterior es debido a que el coeficiente de descarga es afectada por la presencia de estos compuestos.

4.5.1.2.2	Borde del agujero de la platina de orificio.

El borde del agujero de la platina de orificio aguas arriba, debe ser recto y afilado. Se considera que el borde del orificio de la platina es demasiado agudo, para efectos de medición de flujo, si el borde aguas arriba refleja un rayo de luz, cuando se observa sin ninguna lente de aumento. La estimación de la agudeza o filo del borde se hace comparando el borde del agujero de la platina de orificio con el borde del orificio de una platina de referencia del mismo diámetro nominal. Los bordes aguas arriba y aguas abajo del agujero de la platina de orificio deben estar libres de defectos a simple vista como rugosidad, rebabas, golpes, muescas o desportilladuras. Si hay alguna duda sobre la calidad del borde para una medición exacta, la platina de orificio debe reemplazarse

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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

4.5.1.2.3	Diámetro y circularidad de agujero de la platina de orificio.

El diámetro medido del agujero de la platina de orificio, dm, se define como el promedio aritmético de cuatro o más mediciones de diámetro igualmente espaciados. Ninguno de las cuatro o más mediciones debe variar, respecto del valor medio, más allá de las tolerancias dadas en la siguiente tabla:

Diámetro de orificio, dm (inch)	Tolerancia (±inch)
≤ 0.250	0.0003
0.251-0.375	0.0004
0.376-0.500	0.0005
0.501-0.625	0.0005
0.626-0.750	0.0005
0.751-0.875	0.0005
0.876-1.000	0.0005
>1.000	0.0005 inch por pulgada de diámetro

La temperatura de la platina de orificio debe registrarse el mismo tiempo que se realiza la medición del diámetro del agujero.

El diámetro de referencia del agujero de la platina de orificio, dr, se define como el diámetro de referencia calculado a la temperatura de referencia (Tr) y se puede determinar por la ecuación:

α1 =	coeficiente lineal de expansión térmica según material de la platina de orificio acero inoxidable
304/316: 0.00000925 in/in.ºF y acero carbón: 0.0000062 in/in.ºF
dr =	diámetro del agujero de la platina de orificio, calculado a la temperatura de referencia Tr.
dm =	Diámetro del agujero de la platina de orificio, medido a Tm.
Tm =	Temperatura de la platina de orificio en el momento de las mediciones del diámetro.
Tr =	temperatura de referencia del diámetro del agujero de la platina.

Nota: α1, Tr y Tm deben estar en unidades consistentes. Para los propósitos de esta norma, se supone que Tr es igual a 68 ºF.

4.5.1.2.4	Espesor del agujero de la placa de orificio (e).

La superficie interna del agujero de la platina de orificio debe tener la forma de un cilindro de diámetro cortante, sin defectos tales como ranuras, aristas, protuberancias o huecos visibles a simple vista. La longitud del cilindro es el espesor del agujero de la platina orificio (e). El mínimo espesor permitido del agujero de la platina de orificio se define por el mayor valor entre e≥ 0.01dm ó e>0.005 pulgadas. El máximo espesor permitido para el agujero de la platina de orificio (e) se define por el menor valor entre e≤0.02Dm o e ≤ 0.125 dm.

4.5.1.2.5	Espesor de la platina de orificio (E).

Los valores recomendados de espesor de la platina de orificio construida en acero inoxidables 316 y 304 para tuberías de 2” a 6” es de 0.125”, para tuberías de 8” a 12” el espesor es de 0.250” y para tuberías de 14” y mayores el espesor de la platina es de 0.375”, estos criterios son aplicados a sistemas que operen a presiones diferenciales no mayores de 200 pulgadas de agua y temperaturas de operación no mayores de 150 ºF. Para condiciones diferentes a las mencionadas, se debe contactar al fabricante para la obtención de información específica sobre deflexión de la platina, para una determinada relación de diámetros, temperatura, material de la platina de orificio, soporte de la platina de orificio y presión diferencial. El uso de altas diferenciales de presión (Δ P/Pf >0.7 “c.w./ psia) genera errores del 0.1% en el cálculo del factor de expansión.

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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

4.5.1.2.6	Angulo de bisel (θ ).

Es el ángulo formado entre la superficie inclinada interior del agujero y la cara de la platina aguas abajo. El valor permitido para el ángulo de bisel es de 45º +/- 15º. La superficie del bisel de la platina no debe tener defectos visibles a simple vista como ranuras, aristas, protuberancias o huecos. Si se requiriese bisel, su dimensión mínima, medida a lo largo del eje del orificio, (E-e), no debe ser menor de un 1/16 de pulgada.

4.5.1.3	Especificaciones del tubo de medición

4.5.1.3.1	Definición

El tubo medidor se define como la sección recta de tubería aguas arriba incluyendo los enderezadores de flujo, si son usados, el soporte de la platina de orificio y la longitud de tubería aguas abajo. La sección aguas arriba del medidor se define como la longitud recta que se extiende de la platina de orificio al cambio en área de flujo (no incluidos los accesorios del medidor) o cambio de dirección de flujo. No deben existir conexiones de tubería en este tramo de línea, con excepción de las tomas de presión, indicadores de temperatura, rectificadores de flujo bridado o asegurado con pin, soldaduras o bridas de los porta-orificios y bridas para conectar extensiones de tubería recta aguas arriba o aguas abajo. Cualquier brida o soldadura aguas abajo debe estar localizada mínimo a 2” de la cara de la platina de orificio, de lo contrario se deben maquinar.

4.5.1.3.2	Superficie interna.

La rugosidad superficial interna del tubo medidor debe medirse aproximadamente en las mismas ubicaciones axiales que se usan para verificar y determinar el diámetro interno del tubo medidor. La medición de la rugosidad se lleva a cabo con un instrumento electrónico que mide la rugosidad promedio (de un mínimo de cuatro medidas de rugosidad). La rugosidad superficial interna del tubo medidor no debe exceder para medidores hasta de 12” de diámetro una rugosidad máxima de 300 micropulgadas para un βr de 0.6 o menor y 250 micropulgadas para un βr 0.6 o mayor. Para medidores de diámetro superior a 12" la rugosidad no debe exceder 600 micropulgadas para βr iguales o menores de 0.6 y 500 micropulgadas para βr superiores a 0.6. La mínima rugosidad no debe ser menor a 34 micropulgadas para todos los diámetros.

4.5.1.3.3	Diámetro del tubo medidor (Dm y Dr).

El diámetro interno medido del tubo medidor, Dm debe ser determinado mediante cuatro mediciones del diámetro, igualmente espaciadas a una pulgada aguas arriba de la cara de la platina de orificio el promedio aritmético de éstas cuatro o más mediciones individuales define el diámetro interno del tubo medido (Dm). Adicionalmente, se deben realizar como mínimo dos medidas en otras secciones transversales diferentes del tubo medidor, aguas arriba. Se deben realizar mediciones individuales del diámetro interno del tubo medidor en la sección aguas abajo, en un plano ubicado a una pulgada aguas abajo de la lámina de orificio, igualmente se deben realizar por lo menos dos mediciones en otras secciones transversales del medidor, aguas abajo.

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Los diámetros internos del tubo medidor no están limitados a los diámetros internos nominales las normas y códigos aplicables.

El diámetro interno de referencia del tubo medidor, Dr, se calcula por:

α2 =	coeficiente lineal de expansión térmica para el material de tubo medidor: acero carbón
0.00000620 in/in.ºF
Dr =	diámetro interno de referencia del tubo medidor, calculado a la temperatura de referencia Tr.
Dm =	diámetro interno del tubo medidor, medido a Tm.
Tm =	temperatura del tubo medidor en el momento de las mediciones del diámetro.
Tr =	temperatura de referencia del diámetro interno del tubo medidor.

Nota: α2, Tr y Tm deben estar en unidades consistentes. Para los propósitos de esta norma, se supone que Tr es igual a 68 ºF.

4.5.1.3.4	Tolerancias de circularidad.

Las tolerancias para el diámetro y las restricciones para la superficie interna del tubo medidor se definen como el porcentaje de desviación entre los Dm medidos así:

Los diámetros medidos entre la platina de orificio y una distancia de un diámetro del tubo medidor aguas arriba debe cumplir la tolerancia siguiente:

El total de Dm medidos aguas arriba de la platina de orificio debe cumplir la tolerancia:

4.5.1.3.5	Conexión del tubo al porta-platina

La conexión del porta-platina al tubo medidor deben ser construidas de acuerdo con las especificaciones mecánicas del tubo medidor (superficies maquinadas y libre de rebabas y protuberancias). Cualquier distorsión del tubo que resulte de la soldadura de la brida al tubo debe removerse torneando o fresando el material.

4.5.1.3.6	Tomas de presión

El sistema de medición debe tener el centro de la perforación de la toma de presión aguas arriba a una pulgada de la cara de la platina. Lo mismo se aplica para la sección aguas abajo. Las perforaciones de la tomas de presión deben taladrarse radialmente al tubo del medidor, es decir, el eje de la perforación del orificio debe interceptar y formar un ángulo recto con el eje del tubo medidor. El diámetro de los agujeros de las tomas de presión en la superficie interna del tubo medidor y a lo largo de la superficie taladrada de los agujeros debe ser de 3/8” ± 1/64”, para tubería con un tamaño nominal de 2 o 3 pulgadas y ½” ± 1/64” para tubos de 4” o más de diámetro nominal. Las tomas pueden ser roscadas en su parte de afuera, para conectar los tubos de salida de la señal de presión. Los bordes de las tomas de presión sobre la superficie interna del tubo medidor deben estar libres de rebabas y pueden ser ligeramente redondeados. El diámetro de la toma no debe cambiar en una distancia de 2.5 diámetros de la perforación pues favorece la acumulación de líquidos en operación.

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4.5.1.3.7	Enderezadores de flujo.

Los acondicionadores de flujo son clasificados en rectificadores y aislantes. Los rectificadores de flujo sirven para remover o reducir la turbulencia en la corriente de flujo pero su capacidad no llega hasta las condiciones de réplica de las pruebas experimentales. Los acondicionadores de flujo tipo aislantes operan eficientemente para remover la turbulencia a condiciones similares a las experimentales. La norma no busca recomendar un tipo en particular, sin embargo con el fin de mejorar la exactitud de la medición sugiere la instalación de un acondicionador de flujo de 19 tubos concéntricos pues la diferencia obtenida en los coeficientes de descarga así lo amerita.

4.5.1.4	Requerimientos de instalación

4.5.1.4.1	Instalación de la platina de orificio

Excentricidad (ε).

El agujero de la placa de orificio debe ser concéntrico con la pared interna, aguas arriba y aguas abajo del porta-platina. La excentricidad del agujero de la platina de orificio, medida paralelamente al eje central de las tomas de presión, debe ser menor o igual a la tolerancia definida por la siguiente ecuación:

donde, ε es la excentricidad del agujero de la placa de orificio.

Perpendicularidad.

El soporte de la platina de orificio debe mantener el plano de la platina de orificio en un ángulo de 90º con respecto al eje central del tubo medidor.

4.5.1.4.2	Instalación del tubo de medición

La figura 21 y las tablas 1 y 2 especifican los requerimientos de longitud de tubería recta aguas arriba y aguas debajo de la platina de orificio según resultados experimentales que reflejan las variaciones del coeficiente de descarga en un medidor de tipo diferencial.. Para aplicaciones diferentes a las especificadas se debe tomar como norma la que se define como otras configuraciones.

La mayoría de las configuraciones evaluadas resultaron con perfiles de flujo altamente desarrollados a la entrada del orificio en los dos casos contemplados con uso y sin uso de rectificadores de flujo. Generalmente, la longitud de los tubos de medición para instalaciones con o sin rectificador de flujo no son sensibles a variaciones del Número de Reynolds y la rugosidad dentro de los valores especificados en la norma. Existe una excepción aplicable cuando no se usa rectificador de flujo y la existencia de dos codos de 90º en planos perpendiculares separados por 5DN o menos y la instalación de cabezales de distribución de flujo

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Figura 21 - Requerimientos tubería aguas arriba y aguas abajo

Las tablas 1, 2A y 2B, especifican los requerimientos de longitud de tubería recta aguas arriba y aguas debajo de la platina de orificio para los dos casos de utilización o no de rectificadores de flujo. La tabla 1 muestra la información cuando no se utiliza rectificador de flujo. Para βr bajos los requerimientos de longitud son menores que para βr altos. Los criterios de diseño para instalaciones nuevas deben contemplar βr de 0.75.

La tabla 2 especifica los requerimientos de longitud de tubería recta cuando se utilizan rectificadores de flujo. Para este caso se define dos categorías así: longitud recta aguas arriba entre 17DN y 29 DN (Tabla 2A) y un segundo grupo para longitud recta superior a 29 DN (Tabla 2B). Esta norma no aplica para longitudes rectas aguas arriba inferiores a 17DN.

Tabla 1 – Requerimientos de longitud para instalar platina de orificio

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Tabla 2ª – Requerimiento de longitud con enderezador de flujo entre 17D y 29D

Tabla 2B - Requerimiento de longitud con enderezador de flujo a más de 29D

Instalación de termopozos

Los sensores de temperatura deben estar localizados para medir la temperatura promedio del fluido en la platina de orificio. Los termopozos deben estar situados aguas abajo de la platina a una distancia entre un diámetro y cuatro diámetros nominales.

4.5.1.4.3	Computador de Flujo.

La salida de los medidores de presión diferencial, presión estática y temperatura, asociado al sistema de medición por platina es típicamente un volumen sin corregir (volumen en condiciones de flujo), bien sea por unidad de tiempo o acumulado. Por lo tanto, un corrector o computador de flujo asociado debe ser instalado para corregir la tasa de flujo y el volumen acumulado, por presión, temperatura y compresibilidad, y proporcionar la acumulación de datos necesarios y la información para auditoría.

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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Para otros requerimientos aplicables de computación de flujo, el diseñador se debe referir a la norma API MPMS 14.3.3.

4.5.2	Medidor tipo orificio. Procedimientos de cálculo de flujo. NORMA API 14.3.3

La ecuación de flujo volumétrico en condiciones base, Qv, desarrollada a partir de la gravedad específica real, requiere condiciones estándar como condiciones base de referencia para Gr e incorpora Zbair a 14,73 psia y 519,67°R (60°F) en su constante numérica. Por lo tanto, la tasa volumétrica de flujo en condiciones estándar, desarrollada a partir de la gravedad específica real, Gr, se expresa como sigue:

En las normas AGA-3 (ANSI/API 2530-1992) Sección 3.3.3 se presentan las ecuaciones para flujo volumétrico, desarrolladas a partir de la densidad del fluido a condiciones de flujo y estándar, la densidad relativa del gas real y la densidad relativa del gas ideal.

En la ecuación presentada anteriormente, se supone que las condiciones estándar y las condiciones base son las mismas. Sin embargo, si esas condiciones son diferentes, la rata volumétrica de flujo calculada en condiciones estándar se debe convertir a la rata volumétrica en condiciones base, por medio de la relación:

En estas fórmulas se utiliza la siguiente nomenclatura:

Cd(FT):	Coeficiente de descargas para medidor de orificio con tomas en brida
d :	Diámetro del orificio de la platina, calculado a la temperatura de flujo (Tf), en pulgadas.
Ev :	Factor de velocidad de aproximación
Gi :	Densidad relativa ideal del gas (gravedad específica)
Gr :	Densidad relativa real del gas (gravedad específica)
hw:	Presión diferencial de orificio, en pulgadas de agua a 60°F.
Pb	Presión base, en libras fuerza por pulgadas cuadrada absoluta, psia
Pf1:	Presión de flujo (en las tomas aguas arriba), en libras fuerza por pulgada cuadrada absoluta, psia
Ps:	Presión estándar = 14.73 libras fuerza por pulgada cuadrada absoluta.
Qb:	Rata volumétrica de flujo por hora, en condiciones base, en pies cúbicos por hora.
Qv:	Rata volumétrica de flujo por hora, en condiciones estándar, en pies cúbicos por hora.
Tb:	Temperatura base, en grados Rankine.
Tf:	Temperatura de flujo, en grados Rankine
Ts:	Temperatura estándar = 519.67 °R (60°F).
Y1:	Factor de expansión (en la toma aguas arriba).

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Zb:	Compresibilidad en condiciones base (Pb y Tb)
Zbair:	Compresibilidad del aire condiciones base (Pb y Tb)
Zf1:	Compresibilidad en condiciones de flujo corriente arriba (Pf1 y Tf)
Zs:	Compresibilidad en condiciones estándar (Ps y Ts)
ρb :	Densidad del fluido en condiciones base (Pb, Tb) en libras masa por pie cúbico
ρs:	Densidad del fluido en condiciones estándar (Ps, Ts) en libras masa por pie
cúbico
ρt, ρf1 :	Densidad del fluido en condiciones aguas arriba (Pf1, Tf) en libras masa por pie
cúbico

4.5.2.1	Componentes de la ecuación de flujo

En esta sección se presentarán los factores que se involucran en las ecuaciones de flujo enunciadas anteriormente.

Factor de expansión, Y

Cuando el gas fluye a través de un orificio el cambio en la velocidad del fluido y la presión estática va acompañada de un cambio en la densidad. Por ello, se hace necesario aplicar un factor para ajustar este cambio. Para un fluido gaseoso este factor se conoce como factor de expansión (Y), el cual es función de la relación de diámetro (β), la relación entre presión diferencial y estática en la toma de presión designada y el exponente isentrópico (k).

La aplicación del factor de expansión es válida para los siguientes rangos de relación de presión:

Donde:

hw =	presión diferencial a través del orificio, en pulgadas de agua a 60°F
Pf =	presión de flujo, en libras fuerza por pulgada cuadrada absoluta.
Pf1 =	presión estática absoluta, en la toma aguas arriba, en libras fuerza por pulgada cuadrada absoluta.
Pf2 =	presión estática absoluta, en la toma aguas abajo, en libras fuerza por pulgada cuadrada absoluta.

El factor de expansión para tomas en brida se puede usar para un rango de relación de diámetro desde 0.10 hasta 0.75. Para relaciones de diámetros (β) por fuera de estos límites, crecerá mucho la incertidumbre. Sin embargo, el rango más recomendado de β es el de 0.10 a 0.60 y el óptimo es 0.30 - 0.50.

Factor de expansión referenciado a la presión aguas arriba. Si la presión estática absoluta se determina a partir de la toma de presión diferencial aguas arriba, el valor del factor de expansión (Y1) se puede calcular con la siguiente ecuación:

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Cuando se mide la presión estática aguas arriba.

k =	exponente isentrópico. Es una práctica aceptada para aplicaciones del gas natural, usar k = 1.3. Esto simplifica de gran manera los cálculos y se usa en las tablas del AGA-3. Esta aproximación fue adoptada por Buckingham en su correlación para el factor de expansión.
x1 =	relación entre la presión diferencial y la presión estática absoluta, en la toma aguas arriba.
β =	relación de diámetros (d/D).

La cantidad x1 /k se conoce como relación acústica.

Factor de expansión referenciado a la presión aguas abajo. Si la presión estática absoluta se determina a partir de la toma de diferencial aguas abajo, el valor del factor de expansión, Y2, se puede calcular con la siguiente ecuación:

x2	=	relación entre la presión diferencial y la presión estática medida aguas abajo
Y2	=	factor de expansión basado en la presión estática absoluta medida aguas abajo.
Zf1	=	compresibilidad a condiciones de flujo aguas arriba (Pf1, Tf)
Zf2	=	compresibilidad a condiciones de flujo aguas abajo (Tf2, Tf)

Relación de diámetros (β)

La relación de diámetros, la cual se usa en la determinación del coeficiente de descarga de la platina de orificio (Cd) el factor de la velocidad de aproximación (Ev) y el factor de expansión (Y), es la relación entre el diámetro del orificio (d) y el diámetro interno del tubo medidor (D). Y se expresa con la siguiente ecuación.

donde:

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d =	diámetro del orificio calculado la temperatura del flujo Tf
dr =	diámetro de referencia del orificio calculado a la temperatura de referencia, Tr
D =	diámetro interno del tubo medidor, calculado a Tf
Dr =	diámetro interno de referencia del tubo medidor, calculado a la temperatura de referencia, Tr.
Tf =	temperatura del fluido en las condiciones de flujo.
Tr =	temperatura de referencia para el diámetro del orificio y/o el diámetro del tubo medidor.
α1 =	coeficiente lineal de expansión térmica del material de la platina de orificio
α2 =	coeficiente lineal de expansión térmica del material del tubo medidor.

Factor de velocidad de aproximación, Ev

El factor de velocidad de aproximación es una expresión matemática que relaciona la velocidad del fluido en la sección próxima al medidor de orificio (aguas arriba) a la velocidad del fluido en el orificio. Este factor se calcula con la siguiente ecuación:

Coeficiente de descarga para el medidor de orificio con tomas de presión en la brida, Cd (FT),

Este coeficiente, cuya ecuación fue desarrollada por Reader - Harris y Gallagher, se determinó a partir de pruebas de laboratorio.

Esta ecuación se aplica a diámetros nominales de 2 ó más pulgadas; relaciones de diámetro (β) de 0,1 a 0.75 (partiendo del principio de que el diámetro del orificio dr es mayor de 0.45 pulgadas); y un número de Reynolds (ReD) para la tubería mayor o igual a 4.000.

La ecuación de Reader - Harris / Gallagher del coeficiente de descarga para un medidor de orificio concéntrico, de tomas en brida y borde cuadrado, se define (según la norma AGA-3-1992, sección 14.3.3) de la siguiente forma:

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Donde:

Cm(FT) =	coeficiente de descarga a un número de Reynolds especificado para un medidor de orificio con tomas en brida.
Ci(CT) =	coeficiente de descarga a un número de Reynolds infinito para un medidor de orificio con tomas en esquina.
Ci(FT) =	coeficiente de descarga a un número de Reynolds infinito para un medidor de orificio con tomas en brida.
d =	diámetro del orificio, calculado a Tf, en pulgadas.
D =	diámetro interno del tubo medidor, calculado en Tf, en pulgadas.
Dr =	diámetro interno del tubo medidor, calculado a Tr, en pulgadas.
e =	constante neperiana = 2.71828.
L1 =	L2
=	corrección adimensional para la localización de la toma
=	N4/Dr, para tomas en brida(1).
N4 =	1.0, cuando Dr está en pulgadas(1).
N4 =	25.4, cuando D, está en milímetros
Rep =	número de Reynolds en tubo.
β	relación de diámetros

Número de Reynolds, Re.

El número de Reynolds se usa como un parámetro de correlación para representar el cambio en el coeficiente de descarga de la platina de orificio, con referencia al diámetro del tubo medidor, la velocidad de flujo, la densidad y la viscosidad del fluido.

La ecuación para el número de Reynolds se puede expresar de la siguiente forma:

Usando un valor promedio de 0.0000069 libra masa por pie segundo para µ , y sustituyendo las condiciones estándar Tb, Pb, y Zbair por 519.67°R, 14.73 psia y 0.999590, respectivamente, la ecuación anterior se reduce a:

D	=	diámetro interno del tubo medidor, calculado a la temperatura Tf, en pulgadas
Gr	=	densidad relativa (gravedad específica) real del gas.

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Pb =	presión base.
Qb =	rata de flujo en condiciones base, en pies cúbicos por hora.
Qv =	rata volumétrica de flujo en condiciones estándar, en pie3 /hora.
Rep =	número de Reynolds en el tubo.
Tb =	temperatura base, en grados Rankine
Zbair =	Compresibilidad del aire 14.73 libras por pulgada cuadrada absoluta y 60°F
Zbgas=	Compresibilidad del gas en condiciones base (Pb y Tb)

Si el fluido que se está midiendo tiene una viscosidad, una temperatura o una gravedad específica real muy alejada de las que se muestran arriba, las suposiciones que se hicieron no son aplicables. El rango de aplicación de la ecuación está entre 0.0000059 y 0.0000079 libra masa por pie-segundo para la viscosidad, 30°F a 90°F para la temperatura y 0.55 a 0.75 para la gravedad específica real.

Cuando la rata de flujo no se conoce, el número de Reynolds se puede desarrollar por medio de iteraciones, suponiendo un valor inicial de 0.60 para el coeficiente de descarga para un orificio con tomas en brida, Cd(FT), se usa el volumen computado para estimar el número de Reynolds. Con este valor se calcula un segundo valor de Cd(FT). Así se continúan las iteraciones, hasta obtener un valor de Cd(FT) cuya convergencia con el anterior sea de seis cifras significativas (0.000005) ó menos.

4.5.3	Medidor tipo Turbina. Reporte AGA 7

El Reporte AGA 7 - 2006 establece las especificaciones y requerimientos de instalación para la medición de gas natural usando medidores tipo turbina.

4.5.3.1	Descripción del medidor tipo turbina

Es un aparato que mide velocidad, en el cual el flujo de gas es paralelo al eje del rotor y la velocidad de rotación del rotor es proporcional a la velocidad de flujo. El volumen de gas se determina contando las revoluciones del rotor. La turbina debe operar con perfil de velocidad uniforme para lo cual se debe acondicionar el sistema para eliminar remolinos y pulsaciones por presencia de filtros, codos, válvulas y otros accesorios.

El medidor de turbina consta de tres elementos básicos tal como se muestra en la figura 22.

•	El cuerpo
•	El mecanismo de medición
•	El instrumento de lectura o salida

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Figura 22 - Partes de un medidor tipo turbina

El gas que entra al medidor aumenta su velocidad al pasar a través del espacio anular formado por el cono de nariz y la pared interior del cuerpo del medidor. El movimiento del gas sobre las aspas del rotor, ubicadas angularmente, imparte una fuerza al rotor, ocasionando que éste gire. La velocidad rotacional ideal es directamente proporcional a la rata de flujo. La velocidad rotacional real es función del tamaño y forma del pasaje anular y del diseño del rotor. Además, depende de la carga a la cual se somete el rotor, debido a la fricción mecánica interna, el arrastre de fluido y la densidad del gas.

El cuerpo de la turbina

El cuerpo y todas las partes que comprenden la estructura de la turbina deben diseñarse y construirse de un material adecuado para las condiciones de servicio. El cuerpo soporta la rueda de la turbina montada perpendicularmente al flujo. Estos soportes se diseñan para localizar centralmente la rueda de la turbina en el cuerpo y mantener un espacio entre el diámetro externo de la rueda y el cuerpo del medidor. El cuerpo debe tener las siguientes identificaciones:

•	Nombre del fabricante
•	Máxima capacidad en unidades de volumen real – pies cúbicos reales por hora
•	Máxima presión permisible de operación, psig.
•	Número de serie
•	Entrada, estampada en la conexión de entrada, o una flecha que indique la dirección del flujo

Mecanismos de medición

Consta del rotor, ejes del rotor, cojinetes y estructura de soporte necesaria. Existen dos configuraciones del mecanismo de medición que se distinguen por la manera en que ellas se instalan en el cuerpo del medidor. Ellas son:

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•	De acceso superior o lateral. El mecanismo de medición es removible como una unidad, a través de una brida lateral o superior, sin alterar las conexiones finales.

•	De acceso final. El mecanismo de medición es removible, también como una unidad o piezas separadas, a través de los extremos finales de la conexión.

El mecanismo de medición debe estar identificado con el número de serie y la dirección de flujo si el módulo montado es reversible.

Instrumento de salida.

Los medidores de turbina están disponibles con salidas de pulso eléctrico y/o mecánico. Para los mecanismos de transmisión mecánica la salida consiste en un árbol o eje, engranajes y otros componentes de transmisión necesarios para transmitir las revoluciones del rotor a la parte exterior del cuerpo del medidor, para el posterior registro de volúmenes no corregidos.

Para los medidores de pulso eléctrico, la salida incluye el sistema detector de pulso y todas las conexiones eléctricas necesarias para transmitir las revoluciones indicadas por el sensor a la parte exterior del cuerpo del medidor para el registro de un volumen no corregido.

4.5.3.2	Instalación de la turbina

El medidor de turbina es un equipo medidor de velocidad. La configuración de tubería inmediatamente aguas arriba del medidor debe ser de tal manera que el perfil de flujo que entre al medidor tenga una distribución uniforme, sin chorros ni remolinos. Puesto que la construcción del medidor de turbina se diseña para dirigir el flujo por el pasaje anular aguas arriba del rotor, este medidor tiende a promediar el perfil de velocidad de la mayoría de condiciones de flujo normales, minimizando así la influencia de distorsiones de flujo menores sobre el funcionamiento del medidor.

Las perturbaciones de flujo afectan el desempeño del medidor y existen criterios de prueba para determinar los efectos de tales perturbaciones.

Efecto remolino. Si el fluido a la entrada del medidor posee un efecto remolino significante, la velocidad del rotor de la turbina es afectado. Ello depende del sentido de afectación del remolino (a favor o en contra de la velocidad de rotación del rotor). La forma de eliminar el efecto remolino es modificando la instalación de la turbina (cumplir distancias mínimas aguas arriba y aguas abajo del medidor).

Efecto perfil de velocidad. El medidor de turbina de gas está diseñado y calibrado bajo condiciones uniformes de perfil de velocidad a la entrada del medidor. En el caso de presentarse desviación significante del perfil de velocidad la medición del volumen de gas es afectada. Para una rata de flujo promedio un perfil no uniforme de velocidad ocasiona una mayor velocidad del rotor lo cual se traduce en un mayor registro de volumen medido.

Para disminuir la inexactitud en la medición por no uniformidad del perfil de velocidad se recomienda una instalación apropiada para el medidor (cumplir distancias mínimas aguas arriba y aguas abajo del medidor).

Las perturbaciones de flujo anteriormente descritas son debidas, a reguladores de presión, accesorios de tubería, filtros, etc.

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En la instalación del medidor de turbina se recomiendan los enderezadores de flujo. A pesar de su ubicación en la tubería, ellos no eliminan el efecto de los remolinos fuertes. Los enderezadores de flujo localizados en la tubería aguas arriba del medidor eliminan condiciones de flujo de remolino menores. La instalación recomendada requiere una longitud de tubería recta de 10 diámetros nominales, aguas arriba, con la salida de los enderezadores de flujo localizada a cinco diámetros nominales de la entrada al medidor, como se observa en la Figura 23 Aguas abajo del medidor se recomienda una longitud de cinco diámetros nominales. Tanto la tubería de entrada como la de salida deben tener el mismo diámetro nominal del medidor.

Figura 23 - Instalación recomendada del Medidor tipo Turbina

No se recomienda la instalación de reguladores o válvulas parcialmente cerradas en la proximidad del medidor. En los casos donde se necesite la anterior instalación, el regulador debe ubicarse ocho diámetros nominales adicionales (total 18D) aguas arriba o dos diámetros nominales (total 7D) aguas abajo, respecto a la instalación recomendada en la figura 23.

Los siguientes requisitos adicionales deben tenerse en cuenta en la instalación del medidor tipo turbina:

•	El medidor y la tubería deben instalarse en una forma tal que se reduzca la tensión que pueda ser ocasionada por la velocidad del fluido, cambios térmicos en el material de la tubería, etc.

•	Debe haber una alineación concéntrica entre las bridas de la tubería y las del medidor, tanto en la entrada como en la salida. Esta alineación concéntrica eliminará cualquier efecto sobre la exactitud del medidor.

•	No se debe permitir la entrada en la tubería de los empaques que sirven para sellar las bridas del medidor.

•	El interior del tubo debe ser de rugosidad comercial y el diámetro interno de la brida debe ser igual al de la tubería.

•	Las instalaciones donde se puede encontrar líquido deben diseñarse para prevenir la acumulación de ellos en el medidor.

•	No se deben realizar soldaduras en los puntos cercanos al medidor, con el fin de evitar distorsión de flujo.

•	Los medidores de turbina no deben ser usados donde exista fluctuación en el flujo, interrupciones frecuentes o pulsaciones de presión.

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4.5.3.2.1	Enderezadores de flujo

El propósito de los enderezadores de flujo (straightening vanes) es eliminar los remolinos, la no uniformidad del perfil de velocidad (chorros) por efecto de accesorios, válvulas y reguladores instalados aguas arriba del medidor.

En la construcción del enderezador (conjunto de tubos de pequeño diámetro) el diámetro de los tubos no debe exceder ¼ del diámetro de la tubería de entrada del medidor, además el área transversal de flujo entre tubos del enderezador no debe exceder 1/16 del área de flujo de la tubería de entrada. La longitud del enderezador debe ser, mínimo 10 veces el diámetro interno de los tubos que conforman el enderezador. El arreglo de los tubos puede ser cuadrado, hexagonal u otras formas sin que ello incida en el papel del enderezador respecto al medidor de flujo.

4.5.3.2.2	Cedazos (“Strainers”) o Filtros.

Puesto que sustancias extrañas en la tubería pueden causar serios daños a los medidores de turbina, se recomienda el uso de cedazos cuando la presencia de un material extraño en la corriente de gas puede ser evitada. Los cedazos deben diseñarse de tal manera que a un flujo máximo exista una caída de presión mínima y poca distorsión del flujo. Un mayor grado de protección se puede obtener mediante el uso de un filtro tipo seco o un filtro / separador, instalado aguas arriba del medidor. Se recomienda monitorear la presión diferencial a través del filtro, para mantenerlo en buenas condiciones y prevenir distorsión del flujo y posible interrupción del flujo de gas.

4.5.3.2.3	Protección por sobre-velocidad

La sobre-velocidad intempestiva del rotor, ocasionada por velocidades extremas del gas, durante la presurización, venteo o purga, puede causar daños severos al medidor de turbina. Aunque las turbinas pueden operar hasta en un 150% de su capacidad nominal, sin sufrir daños durante cortos periodos de tiempo, las válvulas de venteo sobre-diseñadas pueden ocasionar velocidades rotacionales que excedan sobradamente esa cantidad.

En las instalaciones donde hay suficiente presión, se puede instalar un orificio de flujo crítico o una tobera sónica en la tubería aguas debajo de la turbina, y debe dimensionarse para limitar el medidor a aproximadamente un 120% de su máxima capacidad nominal. A continuación se presenta el dimensionamiento de los orificios o toberas a instalar como medio de protección por sobre-velocidad en medidores tipo turbina.

CAPACIDAD	1.2 X	TOBERA SONICA	ORIFICIO
KPCH	CAPACIDAD	DIAM. PULG.	DIAM. PULG.
4	4.8	0.55	0.64	(41/64)
4.5	5.4	0.58	0.68	(11/16)
9	10.8	0.82	0.96	(31/32)
10	12	0.86	1.01	1.0
16	19.2	1.09	1.27	(1 1/8)
18	21.6	1.16	1.35	(1 11/32)
30	36	1.49	1.74	(1 ¾)
36	43.2	1.63	1.91	(1 29/32)
60	72	2.11	2.47	(2 15/32)
140	168	3.22	3.77	(3 49/64)
150	180	3.33	3.90	(3 29/32)

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By-pass

Es una buena práctica proveer un by-pass alrededor del medidor, de manera que éste pueda ser mantenido y calibrado sin interrupción en el servicio. Sin embargo, esto puede tener sus inconvenientes, cuando el medidor se usa para transferencia de custodia y es operado por el comprador. Se debe asegurar su operabilidad mediante la instalación de cadenas en las válvulas de bloqueo.

4.5.3.2.4	Conexión instrumentación asociada

La instrumentación asociada así como los equipos auxiliares de control de calidad del gas que se requieren para integrar el volumen no corregido a las condiciones estándar o para registrar los parámetros de operación, deben instalarse apropiadamente.

Medidor de temperatura. Puesto que los disturbios aguas arriba deben mantenerse al mínimo, el pozo del termómetro debe ubicarse aguas abajo del medidor. Debe estar localizado entre uno y cinco diámetros nominales de tubería a partir de la salida del medidor y aguas arriba de cualquier accesorio o válvula.

Medidor de presión. El fabricante provee una toma de presión sobre el cuerpo del medidor la cual debe ser el punto de conexión para medir la presión.

Medidor de densidad. Cuando se usan densímetros, es deseable muestrear el gas tan cerca como sea posible de las condiciones del rotor. Se debe tener cuidado para no distorsionar el flujo de entrada al medidor por lo que se recomienda instalar el sitio de muestreo aguas abajo del medidor.

Equipos de calidad: El punto de muestreo debe estar localizado aguas debajo de la turbina y debe cumplir la normatividad vigente.

4.5.3.3	Operación del medidor tipo turbina

Para una mayor vida y exactitud permanente en la medición, los medidores de turbina deben ser operados dentro de sus rangos normales de flujo. La sobre-velocidad del rotor puede causar desgaste prematuro de las partes internas y daños al rotor. Los medidores de turbina son capaces de operar a sobrecargas modestas por períodos cortos de tiempo, como se dijo anteriormente, pero la sobrecarga continua debe evitarse mediante un dimensionamiento apropiado del medidor.

Al igual que en los demás medidores, los medidores de turbina deben presurizarse y ponerse en servicio lentamente. Las cargas de choque ocasionadas por la rápida abertura de la válvula pueden dar como resultado un daño en el rotor. La instalación de una pequeña línea de “by-pass” alrededor de la válvula de bloqueo situada aguas arriba del medidor se puede utilizar para presurizar el medidor en forma segura.

Además de los procedimientos de instalación y diseño anteriores, la exactitud del medidor de turbina depende de un buen mantenimiento e inspección. Básicamente el tiempo entre los períodos de inspección de los medidores depende de la condición del gas y de las especificaciones del contrato. Los medidores que se usan en aplicaciones de gas sucio requieren una atención más frecuente que los empleados en gas limpio y los períodos de inspección deben reflejar este aspecto. Cuando se instalan filtros o cedazos, el programa de inspección visual se debe hacer en la medida en que se requiera y la presión diferencial a través del filtro o del cedazo se debe revisar.

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4.5.3.3.1	Características de funcionamiento

Efecto chorro (“jetting”). Corresponde a una velocidad no uniforme del gas dentro de la tubería y puede ser ocasionada por un regulador corriente arriba, una válvula, un codo o un empaque de brida desalineado. El efecto chorro ocasionará que el medidor sobre-registre, puesto que el rotor responde a la velocidad más alta y no a la velocidad promedio en la tubería. Por esta razón el termopozo debe localizarse en la tubería corriente abajo.

Efecto remolino (“swirl”). El medidor de turbina se diseña y calibra bajo una condición que se aproxima al flujo axial a la entrada del rotor. Si el fluido a la entrada del rotor tiene un remolino significante (componentes tangenciales principalmente), la velocidad del rotor será diferente que para el flujo axial. Puede ser causado por válvulas aguas arriba, codos u otros accesorios. Un remolino en la dirección de rotación del rotor incrementa su velocidad mientras que un remolino en la dirección opuesta disminuirá la velocidad del rotor.

Efectos de pulsación. En un número de aplicaciones de medición (por ejemplo, en estaciones compresoras), el flujo puede ser pulsante, en lugar de estacionario. Frecuentemente esto se puede obviar instalando el medidor lejos de la fuente de pulsación o adicionando un amortiguador de pulsación, pero a veces esto no es posible. De lo anterior es determinante saber que tan significativo es el error debido a las condiciones de flujo pulsante. La solución al problema es compleja, pero el error es usualmente positivo, puesto que el rotor responde más rápido a los altos flujos que a los bajos flujos (es decir, el rotor se acelera más durante la porción de baja velocidad que lo que se frena durante la porción de alta velocidad). El error de medición ocasionado por las pulsaciones en un medidor de turbina, a diferencia de un medidor de orificio, depende principalmente de la fluctuación del flujo, no de la fluctuación de presión. Los resultados de pruebas de laboratorios indican que un medidor de turbina conserva, en situaciones de flujos pulsantes, la misma repetibilidad que tiene en casos de flujo estacionario. Una variación en el flujo, pico a pico (“peak to peak”), del 10% del promedio, generalmente da como resultado un error de medición de menos del 0.25%.

Repetibilidad (“repeatibility”). La repetibilidad hace referencia a qué tan parecidos son los resultados de mediciones sucesivas a las mismas condiciones de operación, llevadas a cabo por el mismo método, por el mismo observador y con las mismas instalaciones para el mismo instrumento. Los medidores de turbina han demostrado la capacidad de repetir dentro de ±0.10% en pruebas sucesivas de períodos de duración muy cortos y dentro de ±0.15% en una base día a día (las pruebas conducidas bajo condiciones idénticas de operación). La buena repetibilidad en períodos prolongados de tiempo depende de que se mantengan las condiciones físicas del medidor y que se comparen períodos donde el medidor está operando bajo similares condiciones de flujo.

Exactitud (“accuracy”). La exactitud de un medidor es el grado de conformidad del valor indicado por un medidor con respecto al valor verdadero de la cantidad medida. En el caso de la medición de flujo de gas natural, la exactitud de un medidor de turbina se especifica dentro del ±1% del volumen real sobre un rango especificado.

Linealidad. La linealidad de un medidor de turbina es el máximo porcentaje de desviación de la sensitividad K (pulsos/pie3) a lo largo del rango lineal. El rango lineal de un medidor de flujo de turbina es el rango de flujo sobre el cual la frecuencia de salida es proporcional al flujo (factor K) dentro de los limites especificados por el fabricante.

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Relación de capacidades (“rangeability”, “turndown ratio”). La relación de capacidades se define como la relación entre la máxima capacidad del medidor y la mínima capacidad, dentro de parámetros de exactitud aceptables, a las condiciones especificadas de operación. Estas son usualmente ±1% de la lectura o mejores. La relación de capacidad del medidor de turbina se incrementa con la presión y la densidad del gas. La relación de capacidades (“rangeability”), es de alrededor de 3.5:1 cuando se prueba con aire a presión atmosférica. Sin embargo, esta relación se incrementa con la presión, llegando a valores hasta de 200:1.

Caída de Presión. La presión diferencial aproximada, desarrollada a través de un medidor de turbina, en condiciones de operación, se puede calcular con la siguiente fórmula:

donde:

ΔP =	Presión diferencial, en pulgadas de agua
ΔPavg=	Presión diferencial promedia (pulgadas de agua), dada por el fabricante, para cada tamaño y modelo de turbina, generalmente @ 0.25psig y Qmax
Pg=	Presión de operación, en psig
Pa=	Presión atmosférica del sitio donde está operando el medidor, psia
Pb=	Presión base o contractual, en psia
G=	Gravedad especifica real del gas
Q=	Rata de flujo real, en condiciones de línea, en pcr/h
Qmax=	Máxima rata de flujo, en pies cúbicos reales por hora, a condiciones dadas por el fabricante, generalmente @ 0.25 psig.

El valor de Qmax lo da el fabricante para cada modelo en particular.

Mantenimiento. Un medidor de turbina tiene varias partes móviles. Por lo tanto, requiere más esfuerzo para asegurar una operación aceptable, especialmente cuando se tiene el caso de una corriente de gas sucio. Se deben establecer programas de inspección y de prueba, para asegurar que el medidor opere apropiadamente.

Error por líquido. La entrada de líquido libre en la corriente de gas puede ocasionar error en la medición. El líquido pasará a través del módulo de medición ocasionando una disminución temporal de la velocidad del rotor. El líquido que se colecta bien sea aguas arriba o aguas abajo de un medidor de turbina puede ocasionar errores de medición.

4.5.3.4	Cálculo de flujo volumétrico

El medidor de turbina es un equipo que mide la velocidad. Es decir, dependiendo de la rata de flujo del gas, el rotor del medidor se mueve a una velocidad proporcional a la velocidad de flujo. Las revoluciones del rotor se cuentan mecánica o electrónicamente y se convierten a un registro volumétrico continuamente totalizado. Puesto que el volumen registrado está en las condiciones de presión y temperatura de flujo (volumen real), debe corregirse a las condiciones base para propósitos de venta.

Caudal (tasa de flujo) a condiciones de flujo.

La tasa de flujo (tasa volumétrica) a las condiciones de flujo se determina por:

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Donde:

Qf = Rata de flujo de gas a las condiciones de flujo

Vf = Volumen de gas medido a las condiciones de flujo

Rata de flujo a condiciones base

Qb = (Qf) (Fpm (Ftm) (s)

Factor de presión, Fpm

Pf =	Presión absoluta del proceso, psia
Pf =	Presión estática manométrica, psig
pa=	Presión atmosférica, psia
Pb=	Presión base: 14,65 psia

Factor de temperatura, Ftm

Se calcula a partir de la siguiente ecuación, suponiendo una temperatura base de 60ºF o 519.67 ºR.

Tf = temperatura real del gas que fluye, en grados Rankine

Relación de compresibilidad, “s”

La relación de compresibilidad “s” se define como:

Donde

Zb = factor de compresibilidad en condiciones base

Zf = factor de compresibilidad en condiciones de flujo

El factor de compresibilidad Zb como Zf se deben obtener por medio del programa de computador de AGA que usa los métodos de cálculo dados en el “AGA Transmission Measurement Committe Report No.8”.

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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

4.5.3.5	Componentes adicionales para la medición de flujo

Un medidor de turbina mide las cantidades de gas en unidades volumétricas en las condiciones de presión y temperatura en que se encuentra el flujo que pasa por el medidor. Estas unidades de volumen se deben convertir a volúmenes equivalentes en algunas condiciones de presión y temperatura. Esto se puede hacer en uno de varios métodos disponibles.

Computación electrónica. Los medidores de turbina que utilizan señales electrónicas de salida, miden los volúmenes que se pueden convertir a condiciones base utilizando transductores electrónicos de presión y temperatura, en conjunto con computadores de flujo electrónicos, dando de esta forma los volúmenes corregidos para facturación o telemedida de acuerdo a los reportes AGA y Normas API MPMS.

Dispositivos integradores mecánicos. Por medio del uso de mecanismos especialmente diseñados, estos instrumentos aplican un factor de presión o un factor combinado de presión y supercompresibilidad al volumen de gas medido, corrigiéndolo a presión base. Con un mecanismo adicional, el instrumento aplica el factor de temperatura a ese volumen de gas, corrigiéndolo a temperatura base.

Dispositivos de registro de presión, volumen y temperatura. Varios tipos de dispositivos de registro están disponibles para registrar presión, temperatura y unidades de volumen sin corregir, de tal manera que los cálculos se pueden hacer para corregirlos a condiciones base.

4.5.3.5.1	Revisiones de Campo

Las comprobaciones de campo más comunes son la inspección visual y la prueba de tiempo de rotación “pntm et)

Los medidores que están operando, dan información a través del ruido generado o de la vibración que emanan. Si el medidor tiene vibración severa, usualmente es indicativo de un rotor dañado, que se encuentra desbalanceado y esta situación conduce a una falla completa del rotor. Con frecuencia se pueden escuchar el rotor o los cojinetes desgastados, a bajas ratas de flujo, cuando esos ruidos no son enmascarados por el sonido normal de flujo.

4.5.3.5.2	Inspección visual.

En las inspecciones visuales, el rotor se debe inspeccionar para determinar si hay álabes en mal estado, acumulación de sólidos, erosión, u otro daño que pudiera afectar el balanceo del rotor o la configuración de los álabes. Las partes internas del medidor se deben revisar, para asegurar que no hay acumulación de desechos. Los pasajes del fluido, drenajes, orificios y sistemas de lubricación también se deben revisar, para verificar que no hay acumulación de suciedad.

4.5.3.5.3	Prueba de tiempo de rotación (“spin time test”).

Esta prueba determina el nivel relativo de fricción mecánica en el medidor, sin los dispositivos de lectura. Si la fricción mecánica no ha cambiada significativamente, el medidor está limpio internamente y las porciones internas del medidor no muestran daño, el medidor no debe experimentar cambios en la exactitud. Si la fricción mecánica se ha incrementado significativamente, esto indica que las características de exactitud del medidor se han degradado a bajas ratas de flujo. Los tiempos de rotación son suministrados por el fabricante, para medidores individuales y para varias etapas de desarmado del medidor.

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La prueba de tiempo de rotación (“spin time test”) se debe efectuar en un área que esté libre de corrientes de aire, con el mecanismo de medición en su posición normal de operación. Se hace girar el rotor y se toma el tiempo transcurrido desde el movimiento inicial hasta que se detiene totalmente.

La causa común del cambio en el tiempo de rotación, es el incremento de la fricción en los cojinetes del eje del rotor. Sin embargo, hay otros puntos donde la fricción mecánica afecta dicho tiempo de rotación, tales como los engranajes y los dispositivos de lectura. Por ello, los tiempos de rotación a varias etapas de desarmado ayudan a identificar las áreas de problemas.

La prueba de tiempo de rotación (“spin time test”) se debe repetir por lo menos tres veces y usar el tiempo promedio. Las condiciones que afectan esta prueba son: rodamientos excesivamente lubricados, alta temperatura ambiente, corrientes de aire y accesorios acoplados.

4.5.3.5.4	Pruebas de calibración

Los medidores de turbina se pueden calibrar en el taller o in-situ por varios métodos. La prueba en el taller se realiza usualmente en una habitación con estricto control de temperatura para eliminar el efecto de esta variable. Cuando no se tiene disponible un control estrecho de temperatura, tal como en un cuarto que no tenga aire acondicionado o en el campo, se requieren muy buenos medios de control de temperatura, bien sea manual o electrónico.

Entre los diferentes métodos de calibración de medidores de turbina se tienen:

•	Probador de campana
•	Probador de transferencia
•	Probador de flujo a baja presión
•	Probador de flujo crítico
•	Probador de tobera sónica
•	Pruebas en línea

4.5.4	Medidor tipo Ultrasónico. Norma: Reporte AGA 9

El Reporte No. 9 del Comité de Transmisión y Medición de la Asociación Americana de Gas (AGA), fue desarrollado para los medidores de flujo ultrasónicos utpss íiaet e6 edáer mayores, usados en la medición de gas natural. Los medidores ultrasónicos multipasos tienen por lo menos dos pares de transductores de medición independientes (pasos acústicos). Las aplicaciones típicas incluyen la medición de grandes volúmenes de gas en instalaciones de producción, líneas de transporte, instalaciones de almacenamiento subterráneo, sistemas de distribución y grandes consumidores finales.

4.5.4.1	Principio de medición

Los medidores ultrasónicos multipasos son medidores inferenciales, que derivan la rata de flujo de gas de la medida de los tiempos de tránsito de los pulsos sonoros de alta frecuencia. Los tiempos de tránsito se miden por medio de pulsos sonoros que viajan diagonalmente a través de la tubería, aguas abajo, a favor del flujo de gas, y aguas arriba, contra el flujo del gas. La diferencia en estos tiempos de tránsito es relacionada con la velocidad promedio del flujo de gas a lo largo de los pasos acústicos. Se usan técnicas de cálculos numéricos para computar la velocidad axial promedia del flujo de gas y la rata volumétrica del flujo del gas, en las condiciones de la línea, a través del medidor.

La exactitud de un medidor ultrasónico de gas depende de varios factores, tales como:

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•	La geometría precisa del cuerpo del medidor y las localizaciones de los transductores ultrasónicos.
•	La técnica de integración inherente al diseño del medidor.
•	La calidad del perfil de flujo, niveles de pulsación que existan en la corriente de gas que fluye y la uniformidad del gas.
•	La exactitud en la medición del tiempo de tránsito.

La exactitud en la medición del tiempo de tránsito depende de:

•	La estabilidad del reloj electrónico.
•	La detección consistente de las posiciones de referencia de las ondas sonoras de pulso.
•	La compensación apropiada de los atrasos en la señales de los componentes electrónicos y transductores.

4.5.4.2	Condiciones de operación

4.5.4.2.1	Calidad del gas.

El medidor, como requerimiento mínimo, deberá operar con cualquiera de las mezclas de gas natural de “rango normal, especificadas en el Reporte No. 8 de AGA. Esto incluye densidad relativa entre 0.554 (metano puro) y 0.87.

El fabricante debe ser consultado si se espera algo de lo siguiente: 1) niveles de dióxido de carbono, que atenúan la onda acústica, superiores al 10%; 2) operación cerca de la densidad crítica de la mezcla de gas natural, ó 3) niveles de azufre total que exceden 20 granos por 100 pies cúbicos (320 ppm, aproximadamente), incluyendo mercaptanos, H2S y compuestos de azufre elemental

Los depósitos, debido a las condiciones normales de la tubería (por ejemplo, condensados o trazas de aceite, mezclados con escamas de óxido, sucio o arena) pueden afectar la exactitud del medidor, reduciendo su área transversal. Los depósitos también pueden atenuar u obstruir las ondas ultrasónicas emitidas desde y recibidas por los transductores y, en algunos diseños, reflejadas por las paredes internas del medidor.

4.5.4.2.2	Presión

Los transductores ultrasónicos requieren una densidad mínima del gas (la cual es función de la presión) para asegurar el acople acústico de los pulsos sonoros hacia/desde el gas. Por lo tanto, el diseñador deberá especificar las presiones mínimas de operación esperadas, al igual que las presiones máximas de operación.

4.5.4.2.3	Temperatura del gas y del ambiente.

Los medidores ultrasónicos deberán operar en un rango de temperatura del gas entre -13 °F y 131 °F (-25 °C y 55 °C). El diseñador deberá especificar el rango esperado de temperatura de operación.

El rango de la temperatura ambiente deberá estar entre -13 °F y 131 °F (-25 °C y 55 ºC). Este rango de temperatura ambiente se aplica al cuerpo del medidor, con y sin flujo de gas, a las partes electrónicas montadas en el campo, los transductores ultrasónicos, el cableado, etc.

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El fabricante deberá estipular las especificaciones de temperatura del gas que fluye y del aire ambiente para los medidores ultrasónicos multipasos, en caso de que difieran de los valores anteriores.

4.5.4.2.4	Consideraciones del flujo de gas.

Los límites de rata de flujo que pueden ser medidos por un medidor ultrasónico son determinados por la velocidad real del gas que fluye. El diseñador debe determinar las ratas de flujo de gas esperadas y verificar que estos valores estén dentro de qmin, qt y qmax especificadas por el fabricante. Los requerimientos de exactitud para la operación dentro de qmin, qt y qmax, están establecidos más adelante. Se previene al diseñador para que examine cuidadosamente la máxima velocidad, en lo concerniente al ruido y a la seguridad de la tubería (erosión, vibración del termopozo, etc.).

Los medidores ultrasónicos tienen la capacidad inherente de medir el flujo en cualquier dirección con igual exactitud; es decir, son bidireccionales. El diseñador debe especificar si se requiere medición bidireccional, de manera que el fabricante pueda configurar apropiadamente los parámetros de instalación.

4.5.4.2.5	Tubería aguas arriba y perfiles del flujo.

La configuración de la tubería aguas arriba puede afectar adversamente el perfil de la velocidad del gas que entra al medidor en una extensión tal que ocurra error en la medición. La magnitud del error en caso de que ocurra, será una función de la capacidad del medidor para compensar tales condiciones. Se están desarrollando trabajos de investigación en lo referente a los efectos de la instalación sobre la exactitud del medidor. Por ello, al diseñador debe consultar al fabricante y revisar los últimos resultados de pruebas de medidores, para evaluar cómo puede ser afectada la exactitud de un medidor por una configuración particular de la instalación de las tuberías.

4.5.4.3	Requerimientos del medidor

4.5.4.3.1	Cuerpo del medidor

El cuerpo del medidor y todas las otras partes, incluyendo las estructuras sometidas a presión y los componentes electrónicos externos, deberán ser diseñados y construidos de materiales adecuados para las condiciones de servicio para las cuales el medidor está clasificado, y en concordancia con los códigos y regulaciones aplicables para cada instalación específica del medidor, según lo especifique el diseñador.

Máxima presión de operación.

Los medidores deben ser fabricados para que cumplan con las especificaciones de cualquiera de las siguientes clases de bridas para tuberías: ANSI 300, 600, 900, etc. La máxima presión de operación del medidor debe ser la menor entre las máximas presiones de diseño de operación de las siguientes partes: cuerpo del medidor, bridas, conexiones de los transductores, ensamblaje de los transductores. La máxima presión de operación requerida será determinada usando los códigos aplicables para la jurisdicción en la cual operará el medidor y para el rango específico de temperatura ambiental.

Resistencia a la corrosión.

Todas las partes húmedas del medidor deben fabricarse con materiales compatibles con el gas natural y fluidos relacionados.

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Todas las partes externas del medidor deben ser hechas de materiales resistentes a la corrosión o selladas con recubrimientos adecuados para el uso en atmósferas que se encuentran típicamente en la industria del gas natural y/o especificados por el diseñador.

Longitud del cuerpo del medidor y diámetro interno.

o arcne ee ulcrl ogtdetna lbl aaacr “ae-ofc” e urodl medidor con bridas, para cada clase ANSI de bridas y para cada diámetro nominal. El diseñador, como una opción, puede especificar una longitud diferente, para que se ajuste a los requerimientos de las tuberías existentes.

El medidor ultrasónico y las tuberías adyacentes aguas arriba, junto con las bridas, deberán tener el mismo diámetro interior, dentro de un 1% entre sí. Para aplicaciones bidireccionales, ambos lados del medidor deberán considerarse “aguas arriba”.

Puertos de los transductores ultrasónicos.

Debido a que el gas natural puede contener algunas impurezas (como aceites lubricantes o condensados), los puertos de los transductores deben diseñarse de una forma tal que se reduzca la posibilidad de que acumulen líquidos o sólidos en dichos puertos.

Si se especifica por el diseñador y está disponible por parte del fabricante, el medidor debe equiparse con las válvulas y los dispositivos adicionales necesarios, montados en los puertos del transductor, para que sea posible reemplazar los transductores ultrasónicos sin despresurizar el tren de medición. En este caso, se puede requerir una válvula de venteo, en adición a la válvula de aislamiento, para asegurar que no exista presión detrás del transductor, antes de soltar el mecanismo de extracción.

Toma de presión.

Por lo menos una toma de presión se debe suministrar para medir la presión estática en el medidor. Cada toma de presión debe tener un diámetro nominal entre 1/8” y 3/8” y ser cilíndrica, en una longitud de por lo menos 2.5 veces el diámetro de la toma, medida a partir de la pared interna del medidor. Los bordes del hueco en la pared interna del medidor deben estar libres de rebaba y esquirlas y tener una redondez mínima. Para los cuerpos de los medidores con un espesor de pared menor de 5/16”, las tomas deben tener un diámetro nominal de 1/8”.

Se debe proporcionar roscas hembras en cada toma de presión, para instalar válvulas de aislamiento de ¼” ó ½” NPT. Las tomas de presión se pueden localizar en la parte superior, en el lado izquierdo y/o en el lado derecho del cuerpo del medidor. El diseñador puede solicitar tomas adicionales buscando flexibilidad en la localización de los transductores de presión para acceso en el mantenimiento y drenaje apropiado de los condensados de las líneas de presión hacia la parte interna del medidor.

Misceláneos.

El medidor se debe diseñar de tal manera que el cuerpo no gire cuando descanse en una superficie suave con una pendiente de hasta 10%. Esto es con el fin de prevenir que se dañen los transductores que sobresalen y la SPU, cuando el medidor está temporalmente en el suelo durante la instalación o en trabajos de mantenimiento.

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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

El medidor se debe diseñar de tal manera que permita un manejo fácil y seguro durante el transporte y la instalación. Se le deben instalar orejas o dejarle espacios para correas o bancas de suspensión.

Identificación del cuerpo del medidor.

En el cuerpo del medidor se le debe fijar una placa que contenga la siguiente información:

El fabricante, número del modelo, número de serie, mes y año de fabricación.

Tamaño del medidor, tipo de brida y peso total.

Diámetro interno.

Temperatura máxima y mínima de almacenamiento.

Material y código de diseño del cuerpo y material y código de diseño de la brida.

Máxima presión de operaciones y rango de temperatura.

Máxima y mínima ratas volumétricas de flujo real por hora (en condiciones de flujo).

Dirección del flujo positivo o del flujo hacia adelante.

Cada puerto del transductor debe estar permanentemente marcado con una designación única para facilidad de referencia. Si las marcas se estampan en el cuerpo del medidor, se debe usar un estampado de bajo estrés.

4.5.4.3.2	Transductores Ultrasónicos

Especificaciones.

Los fabricantes deben establecer las especificaciones generales de sus transductores ultrasónicos, tales como dimensiones críticas, máxima presión permisible de operación, rango de presión de operación, rango de temperatura de operación y limitaciones en la composición del gas.

El fabricante debe especificar la mínima presión de operación, basado en el modelo del transductor ultrasónico, el tamaño del medidor y las condiciones esperadas de operación. Esta presión mínima debe ser marcada en el cuerpo o en una etiqueta del medidor para alertar al personal operativo del campo en el sentido de que el medidor no puede registrar flujo en condiciones de presiones reducidas.

Rata de cambio de presión.

La despresurización súbita de un transductor ultrasónico puede causar daño si el volumen atrapado de gas se expande dentro del transductor. En caso de que sea necesario, el fabricante debe suministrar instrucciones claras acerca de la despresurización y la presurización del medidor y del transductor durante la instalación, arranque, mantenimiento y operación.

Reemplazo de transductores.

Deberá ser posible reemplazar o relocalizar los transductores, sin un cambio significativo en el desempeño del medidor. Esto significa que después de un intercambio de transductores y un posible cambio de las constantes del software de la SPU dirigidos por el fabricante, el cambio resultante en el desempeño del medidor no estará fuera de los límites de los requerimientos de desempeño especificados en la exactitud del medidor. El fabricante deberá especificar los procedimientos que se tengan que usar, cuando haya que intercambiar los transductores y los posibles ajustes que se tengan que hacer en la parte mecánica, eléctrica o de medición.

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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Pruebas del transductor.

Cada transductor o pares de transductores deberán ser probados por el fabricante, y los resultados se deben documentar como parte del programa de aseguramiento de la calidad de los medidores. Cada transductor deberá ser marcado o etiquetado con un número de serie permanente y se le proveerán las especificaciones generales de los transductores. Si la SPU requiere parámetros de caracterización específicos del transductor, cada transductor o par de transductores deberán ser provistos de los documentos de prueba que contengan los datos específicos de prueba de calibración, los métodos de calibración usados y los parámetros de caracterización.

4.5.4.3.3	Sistema Electrónico del Medidor Ultrasónico

Requerimientos generales.

El sistema electrónico del medidor, incluyendo suministros de potencia, microcomputador, componentes de procesamiento de la señal y circuitos de excitación del transductor ultrasónico es lo que se designa como SPU ( Signal Processing Unit ).

Opcionalmente, una unidad remota que contenga los suministros de potencia y la interfase del operador se puede instalar en un área no peligrosa y conectarse a la SPU por medio de un cable multiconductor.

La SPU debe operar en la totalidad de las condiciones ambientales especificadas dentro de los requerimientos de desempeño del medidor. Facilidades para cambiar la SPU completa o cambiar cualquier módulo en el campo sin un cambio significativo en el desempeño del medidor.

El sistema debe contener una función de vigilancia (“Watch.dog-times”) para asegurar arranque automático de la SPU en el evento de una falla o bloqueo del sistema.

El sistema debe operar con un suministro de potencia nominal de 120V AC ó 240V AC, a 50 ó 60 Hz, ó con un sistema de suministro de potencia/batería de 12V DC ó 24V DC, según lo que especifique el diseñador.

Especificaciones de la señal de salida.

La SPU debe estar equipada con por lo menos una de las siguientes salidas:

•	Interfase de datos serial; por ejemplo RS-232, RS-485 o equivalente. Protocolo recomendable modbus.
•	Frecuencia, que represente rata de flujo en las condiciones de la línea.

El medidor también debe estar equipado con una salida análoga (4-20mA, DC) para rata de flujo en condiciones de flujo.

La señal de la rata de flujo debe estar en una escala hasta del 120% de la máxima rata del flujo del medidor, qmax.

Se debe proveer una función de corte por bajo flujo (Low - flow - cut off”) que fije en cero (0) la salida de rata de flujo cuando la rata de flujo esté por debajo de un valor mínimo (no aplicable a salida de datos en serie).

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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Para aplicaciones bi-direccionales, se debe proveer dos salidas de rata de flujo separadas y una salida de estado direccional, con el fin de facilitar la acumulación separada de volúmenes por parte del computador de flujo asociado.

Requerimientos de diseño de seguridad eléctrica.

El diseño del medidor, incluyendo la SPU, debe ser analizado, probado y certificado por un laboratorio autorizado y cada medidor debe estar etiquetado y aprobado para la operación, de acuerdo con el Código Nacional Eléctrico Clase I, División 2 Grupo D.

Los diseños intrínsecamente seguros y a prueba de explosión generalmente están certificados y marcados para localizaciones División I. El diseñador puede especificar requerimientos más severos de localización División I.

Las chaquetas de los cables, cauchos, plásticos y otras partes expuestas, deben ser resistentes a la luz ultravioleta, a la llama, aceite y grasa.

4.5.4.3.4	Programas de Computador

Códigos de operación.

Los códigos de computador responsables del control y la operación del medidor se deben almacenar en una memoria no volátil (EPROM). Todas las constantes de cálculo de flujo y los parámetros introducidos por el operador también se deben almacenar en una memoria no volátil.

Para propósitos de auditoría, debe ser posible verificar todas las constantes de cálculo de flujo y los parámetros mientras el medidor está en operación.

El fabricante puede ofrecer actualizaciones del programa, para mejorar el desempeño del medidor o agregar características adicionales. El fabricante deberá notificar al operador si la revisión del programa afectará la exactitud de un medidor calibrado con flujo.

Software de configuración y mantenimiento.

El medidor deberá ser suministrado con capacidad de configuración local o remota de la SPU y de monitorear la operación del medidor. Como mínimo, el software debe ser capaz de desplegar y grabar las siguientes mediciones: rata de flujo en condiciones de línea, velocidad media, velocidad promedia del sonido, velocidad del sonido a lo largo de cada paso acústico y calidad de señal acústica ultrasónica recibida por cada transductor. Como opción, el fabricante puede suministrar estas funciones de software, como parte del software incluido en el medidor.

Funciones de inspección y auditoría.

Debe ser posible que el auditor o el inspector puedan ver e imprimir los parámetros de configuración de la medición del flujo usados por la SPU, por ejemplo, constantes de calibración, dimensiones del medidor, período promedio del tiempo y rata de muestreo.

Alarmas.

Las siguientes salidas de alarmas deben ser proporcionadas en la forma de relee de contactos a prueba de falla, o de interruptores de estado sólido libres de voltaje aislados de tierra:

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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

•	Salida inválida: cuando la rata de flujo indicada en condiciones de línea es inválida.
•	(Opcional) Problema: cuando cualquiera de los parámetros monitoreados caen por fuera de la operación normal durante un periodo significativo de tiempo.
•	(Opcional) Falla parcial: cuando uno o más de los resultados de los pasos ultrasónicos múltiples no es utilizable.

Mediciones de diagnóstico.

El fabricante debe proveer facilidades para el suministro de la siguiente información:

•	Velocidad del flujo axial promedio a través del medidor.
•	Velocidad del flujo para cada paso acústico (o equivalente para evaluación del perfil de velocidad del flujo).
•	Velocidad del sonido a lo largo de cada paso acústico.

•	Velocidad promedio del sonido.

•	Intervalo del muestreo de la velocidad
•	Intervalo de promediación del tiempo
•	Porcentaje de pulsos aceptados para cada paso acústico.
•	Indicadores de estado y calidad de la medición.
•	Indicadores de alarma y falla.

4.5.4.3.5	Documentación

Para efectos de otras secciones de este reporte, se requiere documentación relativa a exactitud, efectos de instalación, electrónica, transductores ultrasónicos y verificación de cero flujo. El fabricante también debe suministrar todos los datos necesarios, certificados y documentación para una correcta configuración y uso del medidor. Esto incluye un manual del operador, certificados de pruebas de presión, certificados de material, reporte de medición de todos los parámetros geométricos del medidor y certificado que especifique los parámetros de verificación usados para el cero flujo. La documentación de aseguramiento de la calidad debe estar disponible para el inspector o el diseñador, bajo requerimiento de éstos.

Después de recibir la orden.

El fabricante debe suministrar dibujos específicos del medidor, incluyendo dimensiones globales cara a cara de las bridas, diámetro interior, espacios libres requeridos alrededor del medidor para mantenimiento, puntos de conexión de los conductos eléctricos y peso estimado.

El fabricante debe suministrar una lista de partes recomendadas.

Antes del despacho.

Antes de despachar el medidor el fabricante debe tener disponible lo siguiente para revisión del inspector: reporte de metalurgia, reporte de inspección de soldadura, reportes de pruebas de presión y medidas de dimensiones finales.

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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

4.5.4.3.6	Requerimientos de Desempeño

Esta sección específica un mínimo de requerimientos de desempeño de medición, que el medidor ultrasónico debe cumplir. Si un medidor no es calibrado con flujo, el fabricante deberá proporcionar suficientes datos de prueba que confirmen que cada medidor cumplirá con estos requerimientos de desempeño. El diseñador también puede especificar que un medidor sea calibrado con flujo, de acuerdo con lo estipulado. Si un medidor es calibrado con flujo, entonces deberá reunir los requerimientos mínimos de desempeño de medición antes de la aplicación de cualquier factor de ajuste de calibración. La cantidad de ajuste del factor de calibración, por lo tanto deberá estar dentro de los límites de error establecidos en los requerimientos de desempeño. Esto se hace con el fin de asegurar que una imperfección mayor en el medidor no quede enmascarada por un gran ajuste de factor de calibain o jse efco eclbains ae aamnmzru ro itmtc “is ro” e eio.

El diseñador deberá seguir cuidadosamente las recomendaciones de instalación, ya que los efectos de instalación se sumarán a la incertidumbre global de medición.

Para cada tamaño y diseño de medidor, el fabricante deberá especificar los límites de rata de flujo para qmin, qt y qmax. Cada medidor, sea calibrado con flujo o no, deberá desempeñarse dentro del rango de medición más exacta, para ratas de flujo de gas que vayan de qt a qmáx, y dentro del rango de medición menos exacta para ratas de flujo de gas menores que qt pero mayores o iguales que qmin.

Desempeño General.

El desempeño general de medición de flujo de todos los medidores deberá cumplir con los siguientes requerimientos, antes de hacer cualquier ajuste de factor de calibración.

Repetibilidad:	±0.2% para qt ≤ qi ≤ qmax
±0.4% para qmin ≤ qi ≤ qt
Resolución:	0.003 pie/s (0.001 m/s)
Intervalo de velocidad de muestreo:	≤ 1 segundo
Máximo error pico a pico:	0.7% para qt ≤ qi ≤ qmax
Lectura de cero flujo (“z flow”):	< 0.040 pie/s (12mm/s), para cada paso acústico

Exactitud de un medidor de 12” en adelante

Los medidores con diámetro nominal de 12”, y mayores, deberán cumplir con los siguientes requerimientos de exactitud de medición de flujo, antes de hacer cualquier ajuste de factor de calibración.

Máximo error:	±0.7% para qt ≤ qi ≤ qmax
±1.4% para qmin ≤ qi ≤ qt

Exactitud de un medidor menor de 12”

Los medidores con diámetro nominal menor de 12” deberán cumplir los siguientes requerimientos de exactitud de medición de flujo, antes de hacer cualquier ajuste de factor de calibración. Obsérvese que los requerimientos para los medidores pequeños se han ampliado ligeramente debido a la dificultad en la medición de los tiempos de tránsito acústico en el flujo turbulento de gas, cuando las longitudes de los pasos son más cortas.

Máximo error:	±1.0% para qt ≤ qi ≤ qmax
±1.4% para qmin ≤ qi ≤ qt

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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Influencias de la presión, la temperatura y la composición del gas.

El medidor deberá cumplir con los anteriores requerimientos de exactitud de medición de flujo, sobre la totalidad de los rangos de presión de operación, temperatura y composición del gas, sin la necesidad de efectuar ajuste manual, a menos que otra cosa sea estipulada por el fabricante. Si el medidor requiere una entrada (“input”) manual, para caracterizar las condiciones del flujo del gas (por ejemplo viscosidad y densidad del gas), el fabricante deberá estipular la sensitividad de estos parámetros, de manera que el operador pueda determinar la necesidad de cambiar estos parámetros, como cambio en las condiciones de operación.

Requerimientos de Pruebas Individuales del Medidor

Antes del despacho de cada medidor al diseñador o al operador, el fabricante deberá realizar las siguientes pruebas y verificaciones a cada medidor. Los resultados de todas las pruebas y chequeos realizados en cada medidor, deberán documentarse en un reporte preparado por el fabricante y sometido a la revisión del diseñador o del operador.

Prueba de fugas.

A cada medidor completo, con transductores y válvulas de aislamiento de los transductores (si se usan), el fabricante le deberá efectuar pruebas de estanqueidad después del ensamblaje final y antes de despacharlo al diseñador o a la instalación de calibración de flujo. El medio de prueba debe ser un gas inerte, tal como nitrógeno.

La presión de prueba de fugas deberá ser como mínimo 200 psig, manteniéndola durante un tiempo mínimo de 15 minutos, sin que se detecten escapes por medio de una solución de un líquido no corrosivo o un detector ultrasónico de fugas, como se describe en la norma ASTM 1002-93. Esta prueba de fugas no exime los requerimientos de realizar una prueba hidrostática calificada.

Mediciones dimensionales.

El fabricante deberá medir y documentar el diámetro interno promedio del medidor, la longitud de cada paso acústico entre las caras de los transductores y la distancia axial (eje del cuerpo del medidor) entre pares de transductores.

El diámetro interno promedio se deberá calcular de un total de 12 mediciones de diámetro interno, determinadas por medio de una máquina de medición coordinada. Se deberán hacer cuatro mediciones de diámetro interno (una en el plano vertical, otras en el plano horizontal y dos en planos situados aproximadamente a 45 grados del plano vertical) en tres secciones transversales del medidor: 1) cerca del juego de transductores ultrasónicos situados aguas arriba; 2) cerca del juego de transductores aguas abajo; y 3) a mitad de camino entre los dos juegos de transductores.

Se deberá tomar la temperatura del cuerpo del medidor en el momento en que se hacen estas mediciones dimensionales. Las longitudes medidas se deberán corregir a longitudes equivalentes del cuerpo del medidor, cuando éste tenga una temperatura de 68°F (20°C), aplicando los coeficientes lineales de expansión térmica del material del cuerpo del medidor. Las longitudes corregidas individuales deberán ser promediadas y reportadas a la más cercana 0.001” (0.01 mm).

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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Prueba de verificación de cero flujo

Para verificar el sistema de medición de tiempo de tránsito de cada medidor, el fabricante deberá realizar una prueba de verificación de flujo cero (0). El fabricante deberá documentar y seguir un procedimiento de prueba detallada que incluya los siguientes elementos como mínimo.

•	Después que se instalen bridas ciegas en los extremos del cuerpo del medidor, al medidor se le deberá purgar todo el aire y presurizar con un gas puro de prueba o una mezcla gaseosa. La selección del gas de prueba será responsabilidad del fabricante. Sin embargo, las propiedades acústicas del gas de prueba, deberán ser bien conocidas y documentadas.

•	Se deberá permitir que la presión y la temperatura del gas se estabilicen al comienzo de la prueba. Las velocidades del gas para cada paso acústico se deberán registrar por lo menos durante 30 segundos. La velocidad media del gas y la desviación estándar para cada paso acústico se calcularán enseguida.

•	Se harán ajustes al medidor, en caso de que sea necesario, para llevar el desempeño del medidor a que cumpla con las especificaciones del fabricante y con las especificaciones establecidas en este reporte.

Si los valores medidos de la velocidad del sonido se comparan con los valores teóricos, los valores determinados teóricamente se computan usando un análisis composicional completo del gas de prueba y mediciones precisas de la temperatura y la presión del gas de prueba y la ecuación de estado usada en el Reporte AGA No. 8, “Modelo Detallado de Caracterización”.

Prueba de calibración de flujo.

Si el diseñador lo especifica, el medidor debe ser calibrado con flujo. Si se realiza una calibración con flujo, las siguientes ratas de flujo de pruebas nominales se recomiendan como mínimo: qmin, 0.10 qmáx, 0.25 qmáx, 0.40 qmáx 0.70 qmáx. y qmáx. El diseñador también puede especificar pruebas de calibración de flujo adicionales a otras ratas de flujo.

Las pruebas de calibración de flujo se deben realizar a presiones, temperaturas y densidades del gas cercanas a las condiciones de operación promedio esperadas según lo especifica el diseñador. También se pueden realizar pruebas a otras condiciones específicas de presión, temperatura y densidad del gas, en caso de que sea necesario. El diseñador también puede requerir que se usen configuraciones específicas de tubería y/o acondicionadores de flujo durante la calibración de flujo, entendiéndose que las diferencias en las configuraciones de la tubería aguas arriba pueden influir en el desempeño del medidor.

Se reconoce que puede no ser posible probar grandes medidores, hasta su máxima capacidad, debido a las limitaciones de las instalaciones de prueba disponibles actualmente. En tales casos, el diseñador puede especificar una rata de flujo más baja, en lugar de las qmax. El fabricante deberá estipular en todos los documentos aplicables si se utilizó qmax ó si se utilizó una qmax reducida durante las pruebas de calibración de flujo.

La brida aguas arriba y los diámetros internos de la tubería deben encajar y ser alineados con el medidor que se está probando.

Todas las mediciones de prueba realizadas por una instalación de calibración de flujo deben ser susceptibles de recibir certificaciones actualizadas de una entidad reconocida, tal como la NIST. Cualquier propiedad o valores termofísicos (por ejemplo densidad, compresibilidad, velocidad de sonido, factor de flujo crítico, etc.) usados durante la calibración del flujo, deberá ser computada del Reporte No. 8 AGA, “Ecuación de Estado, Método Detallado de Calibración”.

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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Si un medidor se calibra con flujo, los factores de calibración se deben aplicar normalmente para eliminar cualquier error sistemático (“bias error”) del medidor. Algunos métodos sugeridos de aplicar factores de calibración son:

•	Usando FWME (del inglés “flow-weighted mean error”) sobre el rango de flujo esperado del medidor.

•	Usando un esquema de corrección de error más sofisticado (por ejemplo un algoritmo multipunto o polinómico, un método de interpolación lineal detallado, etc) sobre el rango de ratas de flujo del medidor.

Los resultados de cada prueba deberán ser documentados en un reporte escrito, suministrado por el fabricante al diseñador o al operador. Para cada medidor, el reporte deberá incluir como mínimo.

a)	El nombre y la dirección del fabricante
b)	El nombre y la dirección de la instalación de prueba
c)	El modelo y el número de serie
d)	El número de revisión del programa de la SPU
e)	La fecha o fechas de la prueba.
f)	El nombre y cargo de la persona o personas que condujeron las pruebas.
g)	Una descripción escrita de los procedimientos de prueba.
h)	Las configuraciones de las tuberías, aguas arriba y aguas abajo.
i)	Un reporte del diagnóstico de los parámetros de configuración del software.
j)	Todos los datos de prueba, incluyendo ratas de flujo, presiones, temperaturas, composición del gas y la incertidumbre de medición de la instalación de prueba.
k)	Una descripción de cualesquiera variaciones o desviaciones de las condiciones de prueba requerida.

Se deberá enviar, al diseñador o al operador, por lo menos una copia completa del reporte, y una copia se debe guardar en los archivos del fabricante. El fabricante deberá asegurar que un reporte completo quede disponible en caso de que el operador lo solicite, durante el período de 10 años después del despacho de cualquier medidor

Aseguramiento de la calidad.

El fabricante deberá establecer y seguir un programa escrito completo de aseguramiento de la calidad para el ensamblaje y prueba del medidor y su sistema electrónico (por ejemplo ISO 9000, Especificación API Q1, etc.). Este programa de aseguramiento de la calidad de estar disponible para el inspector.

4.5.4.3.7	Requerimiento de Instalación

Esta sección está dirigida al diseñador o al usuario, para asegurar que el medidor sea instalado en un ambiente adecuado y en una configuración de tubería que permita que el medidor llene los requerimientos esperados de desempeño.

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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Consideraciones ambientales

Temperatura.

El fabricante deberá suministrar especificaciones de temperatura ambiente para el medidor. Se deben dar recomendaciones relacionadas con el suministro de sombra, calefacción y/o enfriamiento, para reducir las temperaturas ambientales extremas.

Vibración.

Los medidores no se deben instalar donde los niveles de vibraciones y las frecuencias puedan excitar las frecuencias naturales de la tarjeta de la SPU, componentes o transductores ultrasónicos. El fabricante deberá suministrar especificaciones relacionadas con las frecuencias naturales de los componentes de los medidores.

Ruido eléctrico.

El diseñador y el operador no deben exponer al medidor o sus cables de conexión a ningún ruido eléctrico innecesario, incluyendo corriente alterna, transientes de solenoides o transmisiones de radio. El fabricante deberá proporcionar especificaciones de instrumento relacionadas con las influencias del ruido eléctrico.

Configuración de la tubería

Dirección del flujo.

Para aplicaciones bidireccionales, ambos extremos del medidor se deben considerar “aguas arriba”.

Instalaciones de tubería.

Varias combinaciones de accesorios aguas arriba, válvulas y longitudes de tubería recta, pueden producir distorsiones de perfil de velocidad en la entrada del medidor, que pueden dar como resultado errores en la medición de la rata de flujo. La magnitud del error dependerá del tipo y severidad de la distorsión del flujo, producida por la configuración de la tubería aguas arriba y de la capacidad del medidor para compensar esta distorsión. Los trabajos de investigación sobre los efectos de las instalaciones están en progreso; por lo tanto, el diseñador debe consultar con el fabricante, para revisar los últimos resultados de pruebas y evaluar cómo puede ser afectada la exactitud de un medidor de diseño específico, por la configuración de la tubería aguas arriba de la instalación planeada. Para lograr el desempeño deseado del medidor, puede ser necesario que el diseñador altere la configuración original de la tubería o incluya un acondicionador de flujo como parte del sistema de medición.

Para asegurar que el medidor, cuando se instale en el sistema de tuberías del operador, trabaje dentro de los límites de exactitud de la medición de la rata de flujo especificados, el fabricante hará una de las dos cosas siguientes, según el deseo del diseñador / operador.

Recomendará la configuración de tubería, aguas arriba y aguas abajo, en longitud mínima -una sin acondicionador de flujo y una con acondicionador de flujo - que no proporcione un error adicional de medición de rata de flujo mayor de ± 0.3%, debido a la configuración de la instalación. Este límite de error se aplicará para cualquier rata de flujo del gas entre qmin y qmax. La recomendación debe estar soportada por datos de prueba.

La segunda opción es especificar el máximo disturbio del flujo permisible (por ejemplo los límites en el ángulo de remolino, la asimetría del perfil de velocidad, la intensidad de la turbulencia, etc.) en la brida aguas arriba del medidor, o en cualquier distancia axial especificada aguas arriba del medidor, que no proporcione un error adicional de medición de rata de flujo mayor de ± 0.3%, debido a la configuración de la instalación. Este límite de error se debe aplicar para cualquier rata de flujo de gas entre qmin y qmax. La recomendación debe estar soportada por datos de prueba.

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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

En lugar de seguir las recomendaciones 1 ó 2 del fabricante, mencionadas arriba, el diseñador puede escoger calibrar el medidor in situ, y en una instalación de calibración de flujo donde la configuración de la tubería de prueba se haga idéntica a la instalación planeada.

Las investigaciones han indicado que los perfiles asimétricos de velocidad pueden persistir durante 50 diámetros de tuberías o más, aguas abajo del punto de iniciación. Los perfiles de velocidad por remolinos pueden persistir durante 200 diámetros de tubería o más. Un acondicionar de flujo instalado adecuadamente, aguas arriba de un medidor, puede ayudar a acortar la longitud de tubería recta requerida para eliminar los efectos de un disturbio del perfil de flujo. Todavía se están realizando investigaciones para cuantificar la sensitividad de diferentes diseños de medidores para varios disturbios de perfil de flujo.

Protuberancias.

Los cambios en los diámetros internos y las protuberancias se deben evitar a la entrada de los medidores, porque ellos pueden crear disturbios locales en los perfiles de velocidad. El medidor, las bridas, y las tuberías adyacentes aguas arriba, todos deben tener el mismo diámetro interior dentro de un 1%, y deben alinearse cuidadosamente para minimizar los disturbios de flujo, especialmente en la brida aguas arriba. La soldadura interna de la brida aguas arriba debe ser maquinada y pulida.

Ninguna parte del empaque aguas arriba, o de la cara de la brida, debe penetrar en la corriente de flujo más de un 1% del diámetro interior de la tubería. Durante la instalación se pueden usar tres o más mangas de aislamiento de tornillos en las posiciones correspondientes a las 4, las 8 y las 12, de las manecillas del reloj, para mantener el empaque centrada mientras se aprietan las tuercas.

Los termopozos localizados como se especifican en esta norma, están excluidos de los anteriores límites de protuberancia.

Superficie interna.

La superficie interna del medidor se debe mantener libre de cualquier depósito, debido a condensados o trazas de aceite, mezclado con escamas de corrosión, sucio o arena, que pueda afectar el área seccional transversal del medidor. La operación del medidor depende de un área transversal conocida que convierte la velocidad media a rata de flujo. Si una capa de depósito se acumula dentro del UM, el área seccional transversal se reducirá, causando un incremento correspondiente en la velocidad y un error de medición positivo.

Por ejemplo: dado un medidor ultrasónico con un diámetro interior de 6.000”, una capa de depósito de sólo 0.008” alrededor de la superficie interna, ocasionará un error de medición de flujo de +0.53%. Para un medidor de 20.000”, el mismo recubrimiento de 0.008” ocasionaría un error de +0.16%.

Termopozos.

Para flujo unidireccional, el diseñador debe tener el termopozo instalado aguas abajo del medidor. La distancia entre la cara de la brida aguas abajo y el termopozo debe estar entre 2D y 5D. Para instalaciones de flujo bidireccionales, el termopozo debe estar localizado por lo menos a 3D de cualquiera de las dos caras de las bridas del medidor. “D” se define como el diámetro nominal del medidor.

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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Las investigaciones sobre los efectos de la instalación del termopozo están en proceso y el diseñador debe consultar con el fabricante sobre las recomendaciones basadas en los datos de prueba más recientes. La orientación del termopozo, con respecto a los pasos acústicos también debe ser recomendada por el fabricante. El diseñador debe ser advertido en el sentido de que las altas velocidades del gas pueden ocasionar vibraciones de flujo inducida en el termopozo. Eventualmente pueden resultar fallas catastróficas por fatiga del metal del termopozo, como resultado de la vibración.

Interferencia por ruido acústico.

Algunas válvulas de control reductoras de presión, diseñadas para reducir el ruido audible, pueden producir niveles muy altos de ruido ultrasónico bajo ciertas condiciones de flujo. El ruido ultrasónico proveniente de estas válvulas de control “silenciosas”, pueden interferir con la operación de un medidor ultrasónico que esté en las cercanías. Los trabajos de investigación sobre interferencia por ruido ultrasónico se encuentran en progreso por lo que el fabricante debe ser consultado cuando se planea instalar un medidor cerca de una válvula de control reductora de presión.

Acondicionadores de flujo.

Los acondicionadores o enderezadores de flujo pueden ser necesarios o no, dependiendo del diseño del medidor, y la severidad del disturbio del perfil de flujo, aguas arriba. El diseñador debe consultar con el fabricante para determinar los beneficios, si los hubiere, de la instalación de varios tipos de acondicionadores de flujo, dada la configuración de la tubería aguas arriba.

Orientación del medidor.

El diseñador debe consultar con el fabricante, para determinar si hay una orientación específica del medidor, para una configuración de tubería dada aguas arriba, que se sepa que produzca distorsiones de perfil de flujo.

Filtración.

La filtración del gas que fluye probablemente no sea necesaria para la mayoría de las aplicaciones de un medidor ultrasónico. Sin embargo, la acumulación de depósitos, debido a una mezcla de sucio, escamas de corrosión condensados y/o aceites lubricantes, se debe evitar, La filtración puede no ser necesaria si se sabe que no existe ninguna de las condiciones anteriores.

Computador de Flujo Asociado.

La salida de un medidor ultrasónico es típicamente un volumen sin corregir (volumen en condiciones de flujo), bien sea por unidad de tiempo o acumulado. Por lo tanto, un corrector o computador de flujo asociado debe ser instalado por el diseñador para corregir la rata de flujo y el volumen acumulado, por presión, temperatura y compresibilidad (para obtener pies cúbicos base, por ejemplo), y proporcionar la acumulación de datos necesarios y la información para auditoría. Opcionalmente, las funciones de computación de flujo pueden ser integradas dentro de la SPU del medidor, por parte del fabricante. Para aplicaciones bidireccionales, el medidor debe ser tratado como dos medidores separados, asociados con dos “trenes de medición” en un solo computador de flujo o con dos computadores de flujo separados.

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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Para otros requerimientos aplicables de computación de flujo, el diseñador se debe referir al Capítulo 21.1 del API MPMS, “Flow Measurement Using Electronics Metering Systems”. Un medidor ultrasónico debe ser considerado como un “medidor lineal” en ese documento.

4.5.4.3.8	Cálculos de computación de flujo.

Los cálculos necesarios son similares a las ecuaciones descritas en el Reporte No. 7 de AGA, Measuremtent of Gas by Turbine Meter, y resumidos en las siguientes expresiones:

Donde:

Qb =	Rata de flujo en condiciones base
Qf =	Rata de flujo en condiciones de flujo
Pf =	Presión absoluta del gas, en condiciones de flujo
Pb =	Presión base o contractual
Tb =	Temperatura base, típicamente 519.67ºR (288.15ºK)
Tf =	Temperatura absoluta del gas, en condiciones de flujo
Zb =	Factor de compresibilidad del gas, en condiciones base, de acuerdo con el Reporte N. 8 de
AGA
Zf =	Factor de compresibilidad del gas, en condiciones de flujo, de acuerdo con el Reporte N. 8 de
AGA
Vb=	Volumen acumulado, en condiciones base.

La primera ecuación convierte la rata de flujo, a condiciones de flujo: presión, temperatura y compresibilidad, a una rata de flujo en condiciones base. La segunda ecuación representa el proceso de acumulación, en el cual las ratas de flujo en condiciones base se acumulan a volúmenes en un tiempo dado.

4.5.4.3.9	Mantenimiento.

El operador debe seguir las recomendaciones del fabricante en lo relacionado con el mantenimiento. El mantenimiento periódico puede ser tan simple como monitorear varias mediciones de diagnósticos de la SPU, tales como calidad de la señal y velocidad del sonido para cada paso acústico, Por ejemplo, puede ser posible detectar la acumulación de depósitos en las caras de los transductores, midiendo la reducción en la intensidad del pulso ultrasónico recibido.

Siempre que sea posible el operador debe verificar que el medidor mida cerca del 0 cuando no fluye gas a través del medidor. Cuando se realiza esta prueba, el operador no debe desviar (“bypasear”) o anular ninguna función de bajo flujo (“low flow cut-off”) y debe tener en cuenta que cualquier diferencia de temperatura en el tren de medición puede ocasionar corrientes de convección térmica que hagan circular el gas dentro del medidor, las cuales pueden ser detectadas por el medidor como muy pequeñas ratas de flujo.

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GESTION DE MEDICION Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

4.5.4.3.10	Pruebas de Verificación en el Campo

El fabricante suministrará al operador un procedimiento escrito de pruebas de verificación en el campo que permitirán que el medidor sea probado funcionalmente, para asegurar una operación apropiada. Estos procedimientos pueden incluir una combinación de prueba de verificación de cero flujo, análisis de medición de la velocidad del sonido, análisis individual de medición de cada paso, inspección interna, verificación dimensional y otras pruebas mecánicas y eléctricas.

El fabricante debe suministrar un análisis de incertidumbre, para demostrar que estas pruebas de verificación en el campo son suficientes para validar las características de desempeño específicas, físicas y eléctricas, del medidor. El fabricante debe hacer referencia al método de incertidumbre utilizado en este análisis.

Algunos aspectos del desempeño de la condición del medidor se deben evaluar por la comparación de la velocidad del sonido reportada por el medidor con la velocidad del sonido derivada del reporte AGA No. 8 “Ecuación de Estado Método Detallado de Caracterización”. Para una comparación válida se requiere un análisis cromatográfico de una muestra de gas tomada en el momento en el que se está haciendo la medición de la velocidad del sonido. Un análisis cromatográfico extendido (más allá de C6) puede no ser necesario para mezclas típicas de gas natural.

La decisión de realizar pruebas de transferencia periódicas o calibraciones de flujo, se deja a las partes que están utilizando el medidor.

4.5.5	Medidor másico tipo Coriolis. Reporte AGA 11

Los medidores tipo Coriolis están tomando gran importancia en el uso de gas natural por su bajo costo de mantenimiento, no poseen partes móviles, medición lineal y calibración estable.

El Comité de Medición de la AGA ha desarrollado notas técnicas sobre la medición de gas natural con medidores tipo Coríolis, el cual incluye los principios de operación, aspectos técnicos, evaluación del desempeño de la medición, análisis del error en la medición y calibración. Este documento AGA 11 no debe entenderse como norma para fines de contratos.

El alcance del trabajo desarrollado por AGA cubre una revisión del estado actual de la tecnología de medición Coríolis, identificar el uso técnico y sus limitaciones y evaluar los estándares para que sirva de base para la elaboración de un reporte AGA que normalice la instalación y operación del medidor tipo Coríolis.

En la actualidad se disponen de datos de desempeño de los medidores tipo Coríolis pero mayor información es necesaria para definir su precisión y los niveles de incertidumbre, pues su operación es comparable con los demás medidores homologados para la transferencia de custodia.

El medidor tipo Coríolis determina la rata de flujo másico de una corriente de gas a partir de la fuerza de Coríolis. Este flujo másico requiere conversión a unidades de volumen base o estándar cuando así lo exige la parte contractual.

El medidor puede ser utilizado en aplicaciones bidireccionales. Para convertir las unidades de masa a volumen es requisito conocer la composición del gas a fin de determinar la densidad. La presión y temperatura del sistema no son necesarias para convertir el flujo a unidades de volumen. Algunos fabricantes de medidores tipo Coríolis corrigen por presión el efecto que la presión pueda tener sobre el sensor al igual que por temperatura el efecto de elasticidad del sensor.

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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

El sensor incluye un medidor de temperatura el cual es instalado en la pared externa del tubo sensor, se usa para compensar la elasticidad del material. La temperatura del sensor y la temperatura del gas pueden ser diferentes ya que la temperatura del sensor se afecta por la misma temperatura del gas, la temperatura ambiente, la velocidad de flujo y el aislamiento del sensor.

El estudio está limitado a medidores de baja rata de flujo volumétrico a condiciones de media y alta presión.

Los tres desarrollos tecnológicos de medidores tipo Coríolis son:

•	Bent Tube – Bending made
•	Straight Tube – Bending made
•	Straight Tube – Radial made

Figura 24 - Componente del tipo Bent Tube

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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Figura 25 - Componente del tipo Straight Tube – Bending mode

4.5.5.1	Construcción del medidor

4.5.5.1.1	Generalidades

El sistema de medición tipo Coriolis consiste de dos componentes básicos: el sensor de flujo llamado el elemento primario y el transmisor o elemento secundario

El sensor

El sensor de flujo es un arreglo mecánico que consiste de un(os) tubo(s) que vibra(n), un sistema generador de la vibración, unos detectores al igual que la estructura de soportes y la carcaza. Los esfuerzos mecánicos en el sensor son importantes, lo mismo que la selección del material la cual debe asegurar vida por fatiga y corrosión.

Protección del sensor

La protección del sensor se refiere al cercamiento que rodea los tubos que vibran, este protector debe tener el rating de la presión del fluido.

El transmisor

El transmisor es el sistema de control electrónico que proporciona potencia, procesa las señales y genera las salidas para los parámetros de medición, de igual manera corrige por presión y temperatura. El transmisor puede ser remoto o puede estar integrado al sensor.

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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

La figura 26 se muestra la configuración de un sistema de medición tipo Coriolis.

Figura 26 - Sistema de configuración

4.5.5.2	Consideraciones Técnicas

Consideraciones técnicas relacionadas al funcionamiento e instalación de los medidores tipo Coriolis deben ser tenidas en cuenta para su selección y aplicación.

4.5.5.2.1	Criterios de selección del medidor

La selección del medidor está basada en una variedad de factores: seguridad, exactitud y repetitibilidad dentro del rango de medición especificado.

Las consideraciones generales a tener en cuenta son:

•	Incertidumbre en la medición de flujo másico
•	Rata de flujo mínimo, máximo y normal.
•	Temperatura mínima, máxima y normal del fluido a medir.
•	Presión operacional mínima, máxima y normal.
•	Gravedad específica del fluido a medir.
•	Viscosidad del fluido.
•	Pérdida de presión disponible en el sistema.
•	Flujo unidireccional o bidireccional
•	Dimensiones del sistema y rating.
•	Rating del protector.

•	Salidas de variables

•	Transmisores locales o remotos.
•	Requerimientos ambientales
•	Clasificación del área de montaje
•	Calidad del gas.
•	Otras consideraciones operacionales tales como vibración del sistema, pulsación de flujo, remolinos, etc.
•	Consideraciones de tipo contractual y legal.
•	Exigencias normativas tales como API- MPMS 21.1
•	Disponibilidad de fuente de potencia y calidad.
•	Configuración de la tubería donde se va a instalar el medidor.

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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Aplicaciones

La mayoría de los medidores de Coriolis ofrecen la facilidad de flujo bidireccional.

Actualmente los medidores tipo Coriolis para gas natural están disponibles en diámetros de línea de ¼ a 4 pulgadas. Hay tres consideraciones importantes a considerar para seleccionar el diámetro de un medidor:

•	Pérdida de presión.
•	Velocidad del gas en el sensor
•	Máximo error permitido.

Estas consideraciones o criterios actúan recíprocamente: un dimensionamiento apropiado es aquel que conjugue una óptima caída de presión con una exactitud aceptable del medidor a velocidad de flujo aceptable. Altas pérdidas de presión velocidades de flujo de dan en diámetros pequeños pero los errores son más bajos. Igualmente pérdida de presión y velocidades de gas son más bajos cuando un sensor de mayor diámetro es escogido, pero el error se aumenta.

Pérdida de presión

La geometría del sensor, la densidad de gas y la velocidad determinan la pérdida de presión permanente a través del medidor. El medidor Coriolis para el servicio de gas natural normalmente se dimensiona para causar una pérdida de presión máxima de 500” w.c. La velocidad de gas máxima permitida a través del tubo del sensor puede alcanzarse a una caída de presión de 500” w.c, en estos casos la velocidad determina el dimensionamiento.

La pérdida de presión a través de un medidor de Coriolis normalmente se expresa en pulgadas de agua o psia, pero puede expresarse como un coeficiente de pérdida de presión.

El coeficiente de pérdida de presión es considerado una constante para Número de Reynolds en el rango de flujo turbulento. El régimen laminar está por debajo del rango del medidor de Coriolis.

El coeficiente de pérdida de presión K está definido como basado en la velocidad de gas en la tubería. También es útil expresar la pérdida de presión a través de un medidor de Coriolis por el método de longitud equivalente (la pérdida de presión en el medidor es equivalente a la pérdida de presión en una longitud de tubería recta).

La pérdida de presión es también afectada por la presencia de accesorios requeridos en la instalación del medidor los cuales deben ser tenidos en cuenta cuando se determine la caída total de presión en el sistema.

Velocidad

Los medidores de Coriolis están limitado por alta velocidad del fluido por los niveles de ruido que se pueden generar lo que afecta la exactitud y repetitibilidad del medidor de gas lo que constituye un factor importante de diseño a considerar en la selección del medidor. El ruido no es relevante cuando la velocidad de gas en el sensor del medidor está por debajo de 200 ft/s. Importante resaltar que la velocidad de gas puede ser el factor limitante para el dimensionamiento cuando se cumpla la máxima pérdida de presión aceptada de 500” w.c. Un valor límite de Número de Mach es suministrado por el fabricante del medidor con el objeto de definir la máxima velocidad recomendada.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 14 – MEDICIÓN DE GAS NATURAL
GESTION DE MEDICION Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Si hay contaminantes abrasivos en el flujo de gas, la erosión interna del medidor debe ser considerada cuando se opera a altas velocidades.

Error de medición contra rango de volumen a medir

El error de medición contra el volumen de gas a medir está determinado por la curva de desempeño del medidor. La figura 27 es un ejemplo de desempeño de un medidor de 3” Bent Tube. La pérdida de presión es medida en los puntos de entrada y salida del medidor. El error de medición está basado en los resultados de calibraciones de laboratorio e incluye los efectos propios del medio, la incertidumbre, linealidad, histéresis y repetibilidad.

Figura 27 - Error de medición contra rango de volumen a medir

Estabilidad en el Cero

La estabilidad en el cero define los límites donde el medidor puede flotar durante su funcionamiento y puede ser constante encima del rango que opera mientras se mantengan estables las condiciones.

Puede darse como un valor en las unidades de flujo o como un porcentaje de la rata nominal de flujo. La estabilidad al cero es el factor que limita al establecer la relación flujo máximo flujo mínimo. La estabilidad al cero se logra cuando el medidor de flujo Coriolis se instala y cuando se verifican las condiciones de operación.

Debido a que cambios en la presión y temperatura de operación al igual que cambios en las condiciones ambientales afectan la estabilidad del cero en el medidor, dicho valor es fijado a condiciones de equilibrio donde cambios en estas variables no afecten la estabilidad del cero o la facilidad de su ajuste.

Puesto que la estabilidad al cero es un error constante por encima o por debajo del rango que opera el medidor, el mayor efecto se presenta al operar el medidor a bajo flujo.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 14 – MEDICIÓN DE GAS NATURAL
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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Compensación por Presión y Temperatura

Los cambios en la temperatura y la presión de operación pueden afectar el desempeño del medidor. La magnitud de estos efectos es pequeña comparado con el error base del medidor pero debe compensarse para lograr una medición óptima.

La compensación por temperatura:

La temperatura del tubo sensor: El medidor responde a un flujo el que determina la cantidad de gas de acuerdo a un factor de calibración llamado sensibilidad del medidor. Cambios en la temperatura del tubo sensor causado por cambios en la temperatura del gas o del medio ambiente produce una desviación que puede ser compensada. Muchos medidores están diseñados para compensar estos cambios automáticamente instalando un sensor de temperatura en el equipo.

La temperatura de la estructura del sensor: Cambios en la temperatura de la estructura del medidor también ocasionan errores que afectan el cero del medidor. Este efecto depende del medidor siendo eliminado al incluirse en el ajuste del cero. El cero podría ser revisado si cambios en las condiciones lo justifican.

La compensación por presión:

Los cambios debido a la presión se compensan usando un transmisor de presión externo o ajustando cuando los valores son constantes.

Otros diseños de medidores tienen la facilidad de chequear periódicamente las condiciones que puedan afectar la exactitud de la medición mediante la aplicación de una fuerza de referencia que compara con la respuesta del sistema. Este sistema puede compensar los efectos tanto de presión como de temperatura.

Proporción de Turndown

La proporción del turndown es la relación entre el flujo máximo a medir y el flujo mínimo manteniendo la misma exactitud en la medición. La proporción del turndown se especifica para cada medidor y es dependiente de las condiciones de gas, pérdida de presión permitida y el error aceptado.

La pérdida de presión máxima (a la rata flujo de máximo) en el medidor se determina una vez el diámetro, la configuración de la instalación este definida y la velocidad de gas se haya especificado. Normalmente el diámetro del medidor está por debajo de la línea donde se va a instalar. Sin embargo, lo anterior causa una mayor caída de presión cuando se instalan medidores de igual diámetro a la línea de flujo.

Efectos de vibración

Los sensores de Coriolis son sistemas dinámicos que vibran a una frecuencia resonante natural. Las fuentes de vibración externas pueden influenciar el desempeño del medidor de flujo.

Conversión de Flujo Másico a Flujo Volumétrico a condiciones base

La rata de flujo másico se relaciona con la rata de flujo volumétrico a condiciones base mediante la densidad del fluido a las mismas condiciones. El subíndice b hace referencia a las condiciones base que para Colombia son 14.65 psia y 60 ºF

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 14 – MEDICIÓN DE GAS NATURAL
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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

donde

Pb = Presión base

Tb = Temperatura base

Qv = Rata de flujo Volumétrico a las condiciones base (Tb, Pb)

ρb = Densidad del gas a las condiciones base (Tb, Pb)

qm = Rata de flujo másica de gas

Donde

Gr = Densidad relativa del gas a condiciones base

ρb(aire) = Densidad del aire a las condiciones base (Tb, Pb)

La densidad del gas a condiciones de operación no es utilizado para el cálculo de flujo volumétrico, sin embargo la densidad del gas medido puede utilizarse como una herramienta de diagnóstico.

4.5.5.2.2	Requisitos para la instalación del medidor

Montaje

Un montaje apropiado del medidor es necesario. Se debe considerar el soporte del sensor y la alineación de las bridas de entrada y salida con el sensor. Un tramo de tubería debe usarse en lugar del medidor para alinear la tubería durante la fase de la construcción.

La tubería debe cumplir los códigos y normas establecidas. El desempeño del medidor, específicamente la estabilidad del cero puede afectarse por esfuerzo axial, torsión y efectos térmicos. Un diseño adecuado del sistema previene la existencia de estos efectos negativos al desempeño del medidor.

El transmisor de Coriolis debe instalarse de tal forma que se facilite su inspección y las comunicaciones

La orientación del medidor

Como una regla general, los tubos del sensor se deben orientar de tal manera que se minimice la posibilidad de que componentes más pesados, como condensados se separen en el sensor que esta vibrando. Los sólidos, sedimentos o líquidos arrastrados pueden afectar el desempeño del medidor. La orientación del sensor también depende de la geometría del sensor.

Efecto de perfil no uniforme de flujo (remolinos)

El efecto de remolino en el fluido y perfiles de velocidad no uniformes causados por la configuración del sistema aguas arriba y aguas abajo del medidor inciden en el desempeño del medidor según el diseño del mismo, condiciones de longitudes rectas de tubería antes y después del medidor pueden no ser requeridas. Se recomienda evaluar estos efectos potenciales a nivel de ensayos.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 14 – MEDICIÓN DE GAS NATURAL
GESTION DE MEDICION Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Efectos de contaminantes como lubricantes, líquidos y polvos.

Pruebas desarrolladas han demostrado que arrastres de líquidos en corrientes de gas no tienen el mismo efecto en la medición que arrastres de gas en corrientes de líquidos, sin embargo la medición se realiza teniendo en cuenta el cambio de densidad por los arrastres. De otra parte la geometría del sensor podría aliviar la desviación por arrastres en el fluido.

Se deben implementar sistemas de remoción de sólidos antes de la medición.

Vibración y pulsación de fluido

Durante el desarrollo de los medidores análisis y pruebas de campo y laboratorio han derivado diseños que admiten una gama amplia de condiciones de vibración y pulsaciones.

Consideraciones de Operación y Mantenimiento

Los medidores de Coriolis requieren el mantenimiento mínimo porque las únicas partes móviles son el tubo del sensor vibrante.

Chequeo de Campo

Hay cuatro tipos comunes de chequeos de campo que incluyen el chequeo del cero, del sensor, el transmisor y la densidad de fluido.

Chequeo del cero

El cero del medidor debe verificarse periódicamente. Para las nuevas instalaciones, muchos usuarios verifican el cero dentro de dos a cuatro semanas de su instalación. La frecuencia posterior debe manejarse según contrato o acuerdo realizado con el usuario.

Ajustes incorrectos al cero producirán error en la medida. Para ajustar el cero del medidor el sensor debe llenarse del gas a las condiciones del proceso y no debe haber flujo a través del sensor de flujo. El medidor debe establecerse a las condiciones del proceso de presión, temperatura y densidad. Aunque el gas no está fluyendo, el medidor de flujo puede indicar una cantidad pequeña de flujo positivo o negativo. Existen causas para que se presente error en el cero, ellas están relacionadas a la diferencia entre las condiciones de la calibración y la condición real de instalación a saber:

•	La diferencia entre la densidad media de calibración y la densidad del gas.
•	La diferencia en la temperatura
•	Diferencias en las condiciones del montaje.

El medidor debe leer una rata de flujo másica que esté en el rango especificado por fabricante bajo la condición de no flujo.

Chequeo del sensor

Impurezas en el gas, corrosión y erosión afectan el desempeño del medidor. Recubrimientos internos por acumulación de depósitos causan desviación del cero del medidor. Limpiezas periódicas son necesarias para evitar errores en la medición. La corrosión y la erosión afectan la calibración del medidor, la integridad del sensor y la vida útil del medidor.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 14 – MEDICIÓN DE GAS NATURAL
GESTION DE MEDICION Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Chequeo del transmisor o elemento secundario

El diagnóstico del transmisor debe efectuarse de acuerdo a las normas descritas en el API-MPMS-21.1

Chequeo de densidad

La densidad del gas a condiciones de flujo no se usa para convertir la rata de flujo másico a la rata de flujo volumétrica real. Sin embargo, es útil como una herramienta de diagnóstico supervisar los cambios que ocurren en el desempeño del medidor y en las condiciones operacionales.

Análisis de Incertidumbre y Error de Medidor

El desempeño del medidor de flujo se establece en términos de incertidumbre del equipo de medición. La incertidumbre se mide como función de las condiciones de proceso y los limites estimados de error a considerar. El error se determina como la diferencia entre el valor verdadero y valor medido. Sin embargo el valor verdadero no se conoce nunca, por lo que el error es considerado un valor estimado.

Hay dos componentes que constituyen la incertidumbre del medidor de flujo: la precisión y el bias error o error sistemático. El error de precisión se presenta cuando existen diferentes resultados en una misma unidad de tiempo. En la mayoría de los casos, la distribución de un número de lecturas de un medidor de flujo de gas coincide con una distribución normal, esta distribución caracteriza la precisión del medidor. El error sistemático se presenta cuando los valores no cambian con el tiempo.

Análisis de incertidumbre

La incertidumbre del error es calculado usando la incertidumbre de cada uno de las fuentes de error anteriormente descritas: precisión y error sistemático. Cada fuente de error se calcula a través de la ecuación operacional del medidor.

Error Base del medidor

Las calibraciones de laboratorio son realizadas para cada medidor usando fluidos de calibración y comparando los flujos con turbinas o boquillas sónicas. Cada medidor es calibrado a varias ratas de flujo para determinar el error del medidor. Los métodos de linearización pueden ser usados para mejorar el cálculo del error del medidor.

Valor de Estabilidad en el cero

El valor del cero es determinado colocando el medidor en condición de no flujo a cambios en las condiciones de operación y ambientales.

4.5.5.2.3	Calibración del Medidor

Calibración en fábrica

Los fabricantes calibran cada medidor Coriolis contra un estándar que posea certificación acreditada con trazabilidad. La calibración incluye gas natural, aire, gases inertes y líquidos. Los factores de la calibración determinados por este procedimiento son normalmente gravados en la placa que identifica el medidor. La calibración de un medidor Coriolis es similar a la calibración de cualquier otro medidor de flujo. La calibración consiste en comparar el rendimiento del medidor contra un estándar con trazabilidad. El factor del medidor o factor de calibración se establece durante la calibración en fábrica.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 14 – MEDICIÓN DE GAS NATURAL
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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Calibración con líquidos para las aplicaciones de gas natural

En algunos casos, se calibran los medidores de Coriolis con un fluido, como el agua, en lugar de gas natural o aire. Las calibraciones líquidas son típicamente menos costosas que las calibraciones de gas.

En general los medidores de Coriolis son dispositivos lineales, es decir el factor de la calibración es independiente de la rata de flujo.

4.5.6	Medidor tipo desplazamiento positivo. Norma ANSI B109.1 Y ANSI B109.2

4.5.6.1	Introducción

Los medidores tipo diafragma se clasifican, de acuerdo con el volumen de flujo, a una gravedad especifica del gas de 0.6 y presión diferencial de 0.5 pulgadas de agua. Las clases de medidores se muestran en las siguientes tablas:

Tabla 3 - Medidores de menos de 500 pie3/hora (ANSI B109.1)

Capacidad de los medidores de gas tipo diafragma
Clase	Rango, pie3/hr (m3/hr)
50	50 – 174 (1.4 – 4.93)
175	175 – 249 (5.0 - 7.05)
250	250 – 399 (7.1 - 11.29)
400	400 – 499 (11.3 - 14.13)

Tabla 4 - Medidores de 500 pie3/hora y mayores (ANSI B109.2)

Capacidad de los medidores de gas tipo diafragma
Clase	Rango, pie3/hr (m3/hr)
500	500 – 899 (14.2 – 25.5)
900	900 – 1399 (25.5 - 39.6)
1400	1400 – 2299 (39.6 - 65.1)
2300	2300 – 3499 (65.1 - 99.1)
3500	3500 – 5599 (99.1 - 158.5)

A continuación se describen dos aspectos importantes de la norma, como son el desempeño de un medidor tipo diafragma para un rango de rata de flujo determinado y algunos parámetros de instalación del medidor.

4.5.6.2	Desempeño de un medidor “en servicio”.

Esta sección establece las normas para el desempeño de un medidor de gas usado en mediciones que se emplean para facturación.

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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Condiciones de prueba. Los medidores nuevos, reparados y en servicio, se deben inspeccionar, probar y hacer los ajustes necesarios para proveer la exactitud conforme a las especificaciones. Para probar los medidores se deben usar los métodos y equipos adecuados, los cuales están establecidos en la Parte VII de las normas ANSI B109.1 y ANSI B109.2.

Los medidores se deben probar con aire a varias ratas de flujo. La rata más baja debe estar entre el 20% y el 40% de la capacidad del medidor y la rata más alta debe estar entre 80% y 120% de la capacidad del medidor.

4.5.6.3	Instalación del medidor

4.5.6.3.1	Localización

Los medidores deben estar localizados en espacios ventilados, con fácil acceso para hacer lecturas, reemplazos o mantenimientos necesarios.

Los medidores no deben estar localizados donde puedan estar sujetos a daños, en sitios como pasajes públicos, cerca de carretera o donde puedan estar expuestos a vibración y corrosión excesiva.

Los medidores deben estar localizados por lo menos a 3 pies de fuentes de calor o entradas de aire.

No deben estar localizados donde puedan estar sujetos a temperaturas extremas o donde se presenten cambios repentinos de la temperatura. Algunos constructores especifican límites de temperatura.

El medidor debe poseer su propio soporte, no soportarse en las líneas de entrada y salida.

4.5.6.3.2	Instrumentación.

Cuando se instala instrumentación para llevar volumen medido a condiciones base, los termopozos, las tomas de presión y otras conexiones auxiliares se deben instalar de acuerdo con las recomendaciones del fabricante.

4.5.6.4	Compensación por temperatura, un nuevo desarrollo

Debido al proceso de intercambio de calor, el gas natural muy rápidamente asume la temperatura ambiente. Puesto que la temperatura del gas para consumidores de pequeña escala no se mide continuamente y generalmente no se toma en consideración cuando se factura, uno supone, para propósitos de facturación en el campo de la medición de gas doméstico, una temperatura de 15ºC (60ºF). Si el medidor de gas está instalado a una temperatura ambiente de, por ejemplo 21ºC, el volumen de gas necesario para calentar un litro de agua hasta su punto de ebullición es aproximadamente 2% más alto a una temperatura de 21ºC que si este gas estuviese a la temperatura de 15ºC. El medidor de gas registra el volumen mayor y así la factura del gas es correspondientemente más alta.

De igual manera, el medidor de gas registra un consumo el cual es demasiado bajo cuando se encuentra localizado en un sitio donde la temperatura promedio es de 8 a 10ºC.

El medidor de diafragma comúnmente usado muestra el volumen que fluye como la cantidad medida. Las discrepancias entre la temperatura de flujo del gas (la cual es prácticamente la temperatura ambiente) y la temperatura usada para propósitos de facturación, pueden fácilmente conducir a errors de medición de varios puntos porcentuales. Como un resultado del nuevo diseño del medidor de diafragma doméstico y el progreso que se ha hecho en el campo de la electrónica, la influencia en la temperatura se puede compensar. Con el nuevo medidor de diafragma doméstico el volumen en la cámara de medición se ajusta a la temperatura de flujo del gas empleando un elemento bimetálico para que cambie la geometría de control.

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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Los medidores de diafragma grandes se pueden acondicionar con un corrector de temperatura electrónico por separado. Esto convierte el volumen, que se ha mantenido a temperatura de flujo, a la temperatura utilizada para propósitos de facturación (corrección de temperatura) y, al mismo tiempo, da la posibilidad de lecturas remotas.

4.5.6.5	Ecuación de capacidad de servicio general.

La capacidad de los medidores de diafragma, a temperaturas dentro de los límites del fabricante y a presiones dentro de la presión diseñada de trabajo, se puede aproximar con la siguiente ecuación:

Donde,

Q= capacidad recomendada del medidor a una condición especifica, pce/hr

C= clase de medidor

G= gravedad específica del gas

T= temperatura de operación, ºF

Ps= presión de servicio, psig

Pa= presión atmosférica real, psia

2,18= factor de corrección de la presión diferencial = (1.9/0.4)0.5

Nota: Cuando “Ps” excede 250 psig, la capacidad del medidor se debe limitar a un flujo tal que produzca una presión diferencial, “hm” de 8 pulgadas de agua.

Una aproximación de la presión diferencial de operación, a través de un medidor en servicio a presión elevada, se puede obtener a partir de la ecuación:

Donde:

hm= Presión diferencial de operación estimada, en pulgadas de agua, a una rata de flujo Q y una presión de servicio Ps.

4.5.7	Cálculo del factor de supercompresibilidad. Reporte AGA 8

4.5.7.1	Campo de aplicación- tipos de gases y de condiciones

El reporte No8 de AGA proporciona la información técnica necesaria para computar los factores de compresibilidad, los factores de supercompresibilidad y las densidades del gas natural y otros gases relacionados. Este reporte reemplazó y dejó sin vigencia el AGA NX-19 y el AGA 8 de 1985, y está en conformidad con el Documento ISO 12213, llamado “Natural Gas – Calculation of Compression Factors”.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 14 – MEDICIÓN DE GAS NATURAL
GESTION DE MEDICION Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

La información del AGA 8 se puede utilizar para el cálculo de factores de compresibilidad y densidades de los siguientes productos puros: metano, etano, nitrógeno, gas carbónico (CO2), hidrógeno y sulfuro de hidrógeno (H2S), y mezclas de gases de hasta veintiún (21) componentes.

La Tabla indica los rangos en los cuales se puede usar el Reporte 8 de AGA. La columna “Rango Normal” indica el rango de características del gas en el cual la incertidumbre promedia esperada corresponde a la identificada en la Región 2 de la Figura 28.. El “Rango Expandido” de las características del gas tiene una incertidumbre promedia que se espera que sea más alta, especialmente fuera de la Región 1 de la Figura 28.. No se recomienda el uso de este Reporte para calcular las propiedades físicas de gases cuyos porcentajes molares estén fuera de los rangos especificados en la Tabla.

Rangos de composición de mezclas de gas

Cantidad	Rango Normal	Rango Expandido
Densidad Relativa*	0.554 a 0.87	0.07 a 1.52
Poder calorífico superior**	477 a 1150 Btu/scf	0 a 1800 Btu/scf
Poder calorífico superior***	18.7 a 45.1 MJ/m3	0 a 66 MJ/m3
Porcentaje de metano	45 a 100	0 a 100
Porcentaje de nitrógeno	0 a 50	0 a 100
Porcentaje de dióxido de carbón	0 a 30	0 a 100
Porcentaje de etano	0 a 10	0 a 100
Porcentaje de propano	0 a 4	0 a 42
Porcentaje de butanos	0 a 1	0 a 5
Porcentaje de pentanos	0 a 0.3	0 a 4
Porcentaje de hexanos +	0 a 0.2	0 a Punto de Rocio
Porcentaje de helio	0 a 0.2	0 a 3
Porcentaje de hidrógeno	0 a 10	0 a 100
Porcentaje monóxido de carbón	0 a 3	0 a 3
Porcentaje de argón	#	0 a 1
Porcentaje de oxigeno	#	0 a 21
Porcentaje de agua	0 a 0.05	0 a Punto de Rocio
Porcentaje sulfuro de hidrógeno	0 a 0.02	0 a 100

*Condiciones de referencia 60ºF

**Condiciones de referencia 60ºF y 14.73 psia

***Condiciones de referencia 25ºC ; 0.1325 Mpa

# Rango normal es considerado 0 para estos componentes

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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Figura 28 - Reporte AGA8

Este reporte es válido solamente para la fase gaseosa. Se puede aplicar para temperaturas de –200ºF a 760ºF (-130ºC a 400ºC) y presiones hasta de 40.000 psia (280 (Mpa). Las aplicaciones a condiciones extremas se deben verificar por otros medios, por ejemplo, comprobaciones experimentales. No se recomiendan los métodos de cálculo en la vecindad del punto crítico. Usualmente esto no es una limitación en los gasoductos, donde generalmente no se encuentran condiciones de operación cercanas al punto crítico.

4.5.7.2	Métodos de cálculo del factor de compresibilidad.

El Reporte N.8 de AGA proporciona métodos recomendados para calcular con gran exactitud los factores de compresibilidad y las densidades del gas natural para transferencia de custodia y otras aplicaciones de medición de gas. El AGA 8 proporciona dos métodos de ecuaciones de estado, los cuales se diferencian por los parámetros de entrada que se necesitan para los cálculos.

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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Método Detallado de Caracterización

El primer método aplica un conocimiento detallado de la composición del gas natural para computar el factor de compresibilidad; es decir, se requiere el análisis del gas. Se conoce como el “MÉTODO DETALLADO DE CARACTERIZACION” y se puede aplicar sobre todo el rango de presión, temperatura y composición mencionado anteriormente.

Este método se desarrolló para describir, en una forma muy exacta, el comportamiento en la fase gaseosa de la relación presión-temperatura-densidad de mezclas de gases naturales sobre un amplio rango de condiciones, incluyendo los gases con porcentajes molares de hexanos e hidrocarburos más pesados mayores de 1%. También permitió reducir la incertidumbre en el cálculo de gases naturales que contienen sulfuro de hidrógeno (H2S) y CO2 (gases ácidos). Finalmente, fueron desarrolladas correlaciones del segundo coeficiente virial para agua y mezclas binarias de agua con metano, etano, hidrógeno y gas carbónico, para reducir la incertidumbre en el cálculo de gases naturales que contienen vapor de agua (gases húmedos).

En general, la incertidumbre esperada en el MÉTODO DETALLADO está dentro de los rangos especificados en la Fig. 3.1 para los gases naturales cuyas características estén dentro del “Rango Normal” de la Tabla 3.1. Para el “Rango Expandido”, de la citada tabla, este método tiene una incertidumbre promedia que puede ser mayor, fuera del rango de la región de la figura 3.1. Las bases de datos del factor de compresibilidad del GRI y del GERG han verificado las incertidumbres esperadas, en gases con las características del “Rango Normal”, dentro de la región 1 y parte de las regiones 2, 3 y 4 de la Fig. 3.1.

Método General (“Gross”) de Caracterización

El segundo método aplica un conocimiento general o grueso (“gross”) de la composición del gas natural (dado por el poder calorífico y/o la densidad relativa y la información del contenido de “diluyentes”) para computar el factor de compresibilidad. Se denomina el “MÉTODO GENERAL DE CARACTERIZACIÓN” (“GROSS CHARACTERIZATION METHOD”). Este método se puede aplicar en una región limitada de presión y temperatura, para composiciones de gas natural que estén en el “Rango Normal” de la Tabla 3.1. Este método solo se puede aplicar en gases naturales secos y dulces.

Básicamente, la incertidumbre esperada en el MÉTODO GENERAL está dentro de los rangos especificados en la Región 1 de la Figura 3.1, para los gases naturales cuyas características están dentro del “Rango Normal” de la tabla 3.1. Las bases de datos del factor de compresibilidad del GRI y del GERG han verificado las incertidumbres esperadas, en gases con las características del “Rango Normal”, dentro de la Región 1 de la figura 28.

Recomendaciones

EL MÉTODO GENERAL (“GROSS”), debido a su simplicidad, se recomienda para cálculos de factores de compresibilidad y densidades, para temperaturas desde 32 ºF hasta 130ºF (0ºC a 55ºC) y presiones hasta de 1200 psia (8.3 MPa), siempre que las características del gas natural estén dentro del “Rango Normal” de la Tabla 3.1. Para todas las otras condiciones y composiciones del gas natural, se recomienda el MÉTODO DETALLADO. En aquellos casos en los que las condiciones de operación excedan los limites de presión, temperatura y composición del MÉTODO GENERAL, se recomienda el MÉTODO DETALLADO.

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GESTION DE MEDICION Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Si se dispone de un programa de computador que ofrezca la opción de aplicar cualquiera de los dos métodos, lo más recomendable es utilizar siempre el MÉTODO DETALLADO, para lo cual se requiere, como se dijo anteriormente, conocer el análisis cromatográfico del gas natural.

4.5.7.3	Unidades, conversiones y exactitud

El reporte No.8 de AGA emplea las siguientes unidades para las principales cantidades dimensionales: temperatura absoluta en grados Kelvin (ºK), presión en Megapascales (Mpa), densidad molar en moles por decímetro cubico (mol/dm3), el poder calorífico volumétrico real en kilojulios por decímetro cubico (KJ/dm3) y el poder calorífico molar bruto en kilojulios por mol (KJ/mol). Se requieren factores de conversión para pasar de unas unidades a otras. Algunos factores de conversión están dados en la tabla 3.2. Los factores de conversión que aparecen en dicha tabla corresponden a estándares internacionales (ISO 6976 y GPA 2172-4 aoe e“osnoatcpd”(o jml lvlr constante R). Otros factores de conversión están en el apéndice D de AGA 8.

Los factores de compresibilidad calculados con AGA 8, generalmente concuerdan con los mejores datos disponibles, con diferencias que se aproximan a la incertidumbre experimental del 0.1%.

4.5.7.4	Ecuación de estado para el factor de compresibilidad–método detallado de caracterización

Las ecuaciones, parámetros y constantes requeridos para calcular los factores de compresibilidad de mezclas de gases naturales, usando el MÉTODO DETALLADO DE CARACTERIZACIÓN, están dados en el Reporte N. 8 de AGA.

Para calcular el factor de compresibilidad Z, por este método, se utilizan las ecuaciones (12) a (23) de AGA 8 de 1992, en su segunda edición de julio de 1994. Para aplicar esas ecuaciones, por medio de un programa de computador, se requiere, entre otras cosas, utilizar los llamados “Parámetros de Caracterización” de cada uno de los veintiún (21) compuestos puros incluidos en el cubrimiento de AGA; los citados parámetros aparecen en la tabla 5 de dicho estándar.

También se requieren los “Parámetros de Interacción Binaria” que aparecen en la Tabla 6 de AGA 8, los cuales corresponden, como su nombre lo indica, a las interacciones (energéticas, polares, de tamaño y de orientación), que ocurren entre los diferentes componentes de una mezcla de gas natural, en una forma binaria (de dos en dos).

Además, se necesitan las constantes an, bn, cn, kn, gn, qn, fn, sn, wn, (donde n varia de 1 a 58).

Finalmente, en los cálculos del factor de compresibilidad Z, usando el MÉTODO DETALLADO DE CARACTERIZACIÓN, se conocen la composición del gas, la temperatura absoluta T, y la presión absoluta P. El principal problema consiste en calcular la densidad molar d, usando la ecuación de estado para la presión. Para ello se utiliza la ecuación (24) de AGA 8.

Sin embargo, debido a la complejidad de la ecuación (24), se debe recurrir a un proceso interactivo, en el cual se suponen o estiman valores de d, hasta encontrar que el valor calculado de la presión P, coincida con el valor real de la presión absoluta.

Estas interacciones deben hacerse hasta que la desviación absoluta entre el valor calculado de P, con la ecuación 24, el valor de la presión sea igual o menor de 1x10-6. Una vez encontrada esta convergencia, el factor de compresibilidad Z, se obtiene por medio de la ecuación (12) de AGA 8.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 14 – MEDICIÓN DE GAS NATURAL
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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

4.5.8	Medición electrónica de gas. Norma API MPMS 21.1

4.5.8.1	Alcance

Fijar las especificaciones mínimas para los sistemas electrónicos de medición de gas que usan parámetros de flujo en aplicaciones de transferencia de custodia.

4.5.8.2	Descripción Sistema Medición Electrónica de Gas

Elementos de un sistema de medición: El sistema de medición lo compone un elemento primario de donde se deduce una señal directa de la medición de flujo, que para nuestro caso es la platina de orifico, la turbina el ultrasónico, Coriolis o el medidor de desplazamiento positivo.

El elemento secundario o instrumentación asociada al medidor que toma lectura de las condiciones operacionales de presión y temperatura para ser enviadas junto con la señal de flujo directa del primario a un elemento terciario el cual consiste de un computador de flujo programado correctamente para calcular el flujo dentro de las condiciones especificadas para cada tipo de medidor. En los numerales anteriores se hizo referencia de manera detallada a cada tipo de elemento primario usado en sistemas de transferencia de custodia.

4.5.8.3	Transductores y transmisores:

Son aquellos elementos que responden a una señal de entrada de presión, temperatura, frecuencia y otras variables para ser enviados al computador de flujo. Estos equipos responden a los cambios permanentes de las condiciones de operación y transmitidos en tiempo real en señales que pueden análogas, digitales o de frecuencia. Las señales enviadas por el elemento secundario son recibidas en el computador de flujo el cual combina dicha información con las instrucciones configuradas para calcular la cantidad de gas que fluye a través del elemento primario.

Mientras el proceso de cálculo admite exactitud de alto grado es importante realizar a cada elemento por separado medición de las posibles inexactitudes que se pudieran presentar que afecten la confiabilidad del resultado.

4.5.8.4	Algoritmos de los computadores de flujo

Define los procedimientos de muestreo, la metodología de cálculo y la técnica de promediación a aplicar en la ecuación de flujo para asegurar un aceptable sistema de medición. Se debe usar para cada caso la última revisión de los procedimientos de cálculo disponibles para cada tipo de medidor así como el uso de AGA 8 para factor de supercompresibilidad.

Medidor tipo Diferencial: La aplicación en medidores tipo diferencial el flujo total se determina por la integración de la ecuación de la rata de flujo en un intervalo de tiempo.

Donde:

Qt: Cantidad acumulada entre to y t.

qt: Ecuación de rata de flujo en una unidad de tiempo

dt: Diferencia de tiempo entre muestreo.

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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Las variables incluidas en la ecuación no son estáticas, por lo que el flujo total es la integración de variables que cambian en el tiempo.

Medidor tipo Lineal: En aplicaciones de medidores tipo lineal (turbina, ultrasónico, Coriolis) la cantidad de flujo total es determinada por la sumatoria de flujo durante un intervalo de tiempo determinado.

Donde:

Qt: Cantidad acumulada entre to y t.

Qn: Ecuación de rata de flujo para el intervalo dt

dt: Diferencia de tiempo entre muestreo.

Al igual que en el medidor diferencial las variables son no estáticas. En medidores lineales el elemento primario envía medición volumétrica a condiciones de flujo. Las unidades volumétricas para un intervalo de tiempo son pulsos que son linealmente proporcionales a la unidad de volumen.

4.5.8.5	Disponibilidad de datos

Para buscar exactitud en la medición se debe asegurar que los datos requeridos se encuentran disponibles y retenidos para permitir el cálculo de las cantidades a medir a través del elemento primario.

Tanto para medidores diferenciales como lineales se requiere los valores promedio hora-hora y día –día de las variables temperatura, presión estática, presión diferencial, volúmenes no corregidos y cantidad de volumen acumulada. De igual manera valores de aquellas variables como diámetro de referencia, los rangos de calibración de la instrumentación asociada y características de la calidad del gas (densidad, poder calorífico, composición, etc).

Se requiere disponibilidad de lecturas instantáneas de los valores de presión, temperatura, rata de flujo, volumen acumulado y alarmas o condiciones de error que afecten la medición. Adicionalmente las condiciones de calidad cuando no son fijas.

En el computador de flujo debe quedar registrado los valores as found como as left resultado de los procesos de calibración de la instrumentación asociada al medidor. Los cambios en los valores configurados como valores fijos deben quedar registrados. El computador de flujo debe disponer para efectos de auditoría, de un registro resumen de todas las alarmas y condiciones de error que afectan la medición incluyendo su descripción y un registro de las horas y minutos que operó el sistema en un día. La capacidad de almacenamiento mínima deberá ser de 30 días.

El sistema de medición y su computador de flujo debe tener una identificación visible.

4.5.8.6	Requerimientos de auditoría y reporte

Un sistema de medición electrónica de gas debe facilitar la auditoría mediante la disponibilidad de registros día-día y hora-hora de las variables que intervienen en la medición. La auditoria incluye adicionalmente configuración de variables fijas y volátiles, eventos y alarmas. La razón importante de disponer de los registros históricos es suministrar soporte a los registros oficiales, realizar ajustes cuando el equipo lo requiera y observar datos incorrectos.

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GESTION DE MEDICION Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

El volumen diario representa el promedio de la suma de datos colectados y calculados durante el periodo contractual de un día. Igual concepto se aplica para los registros hora-hora.

El algoritmo utilizado en el sistema de medición electrónica debe estar identificado por el fabricante y su versión.

La revisión de la configuración es una actividad importante dentro de la auditoria e inspección de un sistema de transferencia de custodia. Se busca identificar todos os parámetros fijos que se requieren para el cálculo de flujo.

Deben quedar registrados en el momento que ocurren, todos los eventos que generen cambios en los parámetros de flujo y que se salen de los valores normales afectando la exactitud del medidor.

Instalación de transmisores: Se deben establecer claramente el rango, los valores límite operacionales, y las condiciones ambientales de la instrumentación asociada como son los transmisores. El fabricante debe establecer la exactitud combinada por el efecto de linealidad, histéresis y repetibilidad. El efecto de temperatura sobre el cero y el span deben estar considerados. De igual manera otros efectos que afectan la exactitud como vibración, variación de potencia y localización deben ser considerados.

Los transmisores deben ser mantenidos de acuerdo a las instrucciones del fabricante y protegerlos del medio ambiente cuando eso se requiera. Para medidores tipo diferencial el transmisor de presión estática debe estar conectado a una de las tomas de alta o baja de la presión diferencial. Toma separada de presión estática no es permitida.

Líneas manométricas: Toda pulsación debe ser eliminada en su origen. Efectos de pulsación son causados por la instalación de válvulas de bloque obstrusivas, se deben instalar válvulas full-port, área de flujo uniforme entre la válvula y la tubería. De igual manera líneas de gran longitud ocasionan pulsaciones por lo que se debe minimizar su longitud. Las líneas manométricas deben ser uniformes en diámetro, y de material compatible con la calidad del gas a medir. La pendiente debe impedir la acumulación de condensados, positiva una pulgada por pie y debe estar correctamente soportada para evitar vibración.

Equipos Auxiliares: Equipos periféricos tales como analizadores de calidad del gas (cromatógrafos o gravitómetros) pueden ser instalados siguiendo las recomendaciones del fabricante. Las conexiones al elemento primario deben realizarse siguiendo la última versión de los estándares aplicables.

Conexión al computador de flujo: Tanto el computador de flujo como su comunicación con los transmisores y/o unidades de transmisión remota (RTU) deben ser instalados y mantenidos de acuerdo a las instrucciones del fabricante. Todos los materiales de construcción deben ser compatibles con el servicio y el medio ambiente. El computador de flujo debe poseer protección por interferencia por frecuencia y electromagnética. El computador de flujo debe incluir eliminador de transientes para su protección.

Cableado: El cableado debe obedecer a la clase de servicio e instalado de acuerdo a la normativa NEC. Todos los cables deben ser resistentes al medio ambiente y evitar interferencia eléctrica. Se debe impedir el cableado conjunto de corriente directa con corriente alterna.

4.5.8.7	Verificación y calibración instrumentación asociada

Alcance: El sistema de medición electrónica conformada por el computador de flujo y la instrumentación asociada debe tener una incertidumbre de ±1.0% en el flujo para el rango de presión y temperatura especificada. Esta incertidumbre no incluye la incertidumbre del elemento primario. Se puede presentar mayor incertidumbre en la medición, si existen condiciones de pulsación de flujo, flujo multifásico o valores muy bajos de diferencial.

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GESTION DE MEDICION Y CONTABILIZACIÓN DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

La verificación se define como el proceso de confirmar la exactitud de un equipo de medición electrónica mediante el uso de patrones certificados. La calibración se define como los ajustes al equipo electrónico respecto a los valores referenciados para proporcionar exactitud en los valores a medir.

Equipos que requieren calibración y verificación: Los siguientes equipos del EGM requieren verificación y calibración:

•	Transmisores de presión estática.
•	Transmisores de presión diferencial.
•	Transmisores de temperatura.
•	Contadores y generadores de pulso
•	Analizadores en línea

4.5.8.8	Procedimientos de calibración y verificación.

Los dispositivos EGM y sus transductores individuales, transmisores y analizadores son sustancialmente diferentes en sus métodos de calibración. Algunos tienen zero, span y ajustes de linealidad y algunos únicamente zero y span. Otros son calibrados electrónicamente (Smart) y no requieren ajustes mecánicos. Su señal de salida puede ser un voltaje, corriente, frecuencia de pulso u otras formas de señales de datos. Por esta razón, el usuario debe referirse a la guía de operación del fabricante, para paso a paso hacer los procedimientos de calibración.

Los test de verificación serán realizados comparando el valor de la medida EGM (valor digital provisto por el computador de flujo) de cada variable de entrada al correcto valor determinado por una referencia estándar certificada. A través del valor mostrado en el display del equipo, la precisión de las señales eléctricas, entre los transductores y los computadores de flujo serán también verificados.

4.5.8.8.1	Calibración y verificación de dispositivos de presión y temperatura

Chequee las válvulas y líneas de sensado para la calibración y verificación de equipos al dispositivo EGM para asegurar no fugas. Chequee por bypass (equalizador) el goteo de la válvula entre la cubierta de la presión alta y baja. Para mayor información ver API MPMS capítulo 14.3 parte 2.

Cuando la prueba de verificación es realizada sobre un dispositivo diferencial de presión o presión estática “as found”, las lecturas serán grabadas a aproximadamente 0, 50 y 100% de escala incremental y 80, 20 y 0% orden decreciente. La calibración será efectuada de acuerdo a los procedimientos recomendados por el fabricante y realizar ajustes cuando se presenten errores volviendo a verificar las lecturas finales.

Cuando una prueba de verificación es realizada sobre un dispositivo de temperatura, la lectura encontrada de la temperatura del fluido debería ser chequeada contra un termómetro certificado, en 0,5 °F de la lectura del termómetro certificado. La calibración será efectuada de acuerdo a los procedimientos recomendados por el fabricante y realizar ajustes cuando se presenten errores volviendo a verificar las lecturas finales.

La calibración del sensor de temperatura no es posible por el usuario, pero la verificación de la operación es requerida. Para los detectores de temperaturas por resistencia (RTDs), la resistencia de referencia o el punto de hielo debería ser verificado, en un baño de hielo preparado propiamente o un baño de hielo sustituto. Si es posible, ambos, el elemento y el transmisor deberían ser verificados juntos.

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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Después de la calibración de un equipo una verificación “as left” debe ser realizada, pruebas similares a las inicialmente ejecutadas.

4.5.8.8.2	Verificación de contadores de pulsos

La exactitud de un dispositivo EGM para interpretar y procesar señales de pulsos deberían ser verificadas usando un generador de pulsos (corriente y voltaje) conectando el equipo patrón a la salida del elemento primario leyendo la señal en el computador de flujo. La señal simulada será grabada con los valores actuales determinados por el dispositivo EGM.

4.5.8.8.3	Calibración y verificación de analizadores

La precisión de un analizador debería ser certificada usando un gas estándar de referencia certificada. La salida del analizador debería ser verificada a través del dispositivo EGM. Los estándares serán guardados en un rango de temperatura específicos. El estándar debe ser periódicamente chequeados para asegurar que la composición no ha cambiado y esto debería no ser usado después de la fecha de expiración del fabricante. Deberían las lecturas “as found” del analizador realizar pruebas de repetibilidad o reproducibilidad, una calibración será conducida acorde con los procedimientos recomendados del fabricante.

Para lograr una calibración precisa, el gas natural estándar debe ser calentado acorde con los estándares industriales apropiados, tales como, API MPMS capítulo 14.1 o asociación procesadores de gas (GPA) estándar 2261 o estándar 2286, si la temperatura durante el transporte o el almacenamiento se aproxima a su punto de rocío, eliminando la posibilidad de formación de condensado.

4.5.8.8.4	Calibración y verificación de Gravitómetros y densitómetros

La calibración y verificación de densitómetros y gravitómetros debería ser realizada acorde con las recomendaciones del fabricante y los estándares de la industria.

Frecuencia de verificación. La precisión de todos los equipos de medida de gas electrónica (EGM) deberían ser verificados sobre una base principal. Esta frecuencia posee una mínima recomendada pero puede cambiar sobre la base de requerimientos operacionales o acuerdos contractuales. La frecuencia de verificación mínima puede ser extendida por un acuerdo mutuo o cuando garantice el soporte del dato medido.

4.5.8.9	Efectos de la temperatura ambiental y la línea de presión

Efecto de la temperatura ambiente: Los dispositivos EGM son típicamente instalados en un ambiente abierto. Las respuestas de estos dispositivos bajo una variedad de condiciones de verano e invierno podrían afectar la operación y precisión de la medida de flujo. Los cambios de la temperatura ambiente pueden causar una desviación sistemática significante sobre la precisión de la medida. Los rangos de temperatura de operación y su efecto correspondiente sobre la incertidumbre de la medida (esto es, cambio en el porcentaje de escala y grados de la referencia) deberían ser listados en las especificaciones realizadas por el fabricante, y deberían ser considerados cuando se selecciona y se instala un equipo EGM. Durante la verificación y la calibración, la temperatura ambiente debe ser registrada.

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ECP-VSM-M-001-14	Fecha aprobación: 22/04/2010	Versión: 01

Efecto de la línea de presión: En práctica de campo, los transductores y transmisores de presión diferencial están calibrados a la presión atmosférica. Cuando un dispositivo de presión diferencial es puesto en servicio a condiciones de presiones más altas, la línea de presión puede causar un cambio en la calibración. Las técnicas de compensación y los efectos en las especificaciones en la línea de presión deberían ser dados por el fabricante y ser considerados cuando se determine la medida incierta del sistema.

4.5.8.10	Equipo de calibración y verificación

El requerimiento de incertidumbre para el equipo patrón de verificación y calibración será un factor de dos mejor que el especificado del transmisor, transductor u otro dispositivo asociado a ser calibrado. Sin embargo, en un sentido práctico, las incertidumbres del sistema de calibración menores a ±0.05% no son normalmente requeridas. Por ejemplo, un transmisor con un estado de precisión de 0,2% requerirían calibración y verificación con equipos de una precisión de 0,1% o mejor. Para la mayoría de transmisores de presión electrónicos, los requerimientos de precisión determinarán el uso de cualquier peso muerto o indicador electrónico digital de un rango apropiado.

La incertidumbre de los dispositivos de lecturas o medidas de presión son usualmente relacionados con un porcentaje de lectura de escala. La incertidumbre para las lecturas deseadas debe ser calculada por cada punto. También, los dígitos suficientes deben estar presentados sobre las lecturas digitales para asegurar una medida precisa estable cuando la incertidumbre del último digito es considerada.

Todas las referencias de los patrones usados para la calibración y verificación serán certificadas a 60 °F y trazados a estándares primarios mantenidos por una organización reconocida internacionalmente como la NIST. Los instrumentos usados en la calibración serán chequeados y calibrados una vez cada dos años o como lo recomiende el fabricante.

4.5.8.10.1	Seguridad

Acceso: Para sistemas de medición no ubicados dentro de gabinetes cerrados o perímetro cercado un acceso visual no restringido es requerido. Únicamente el propietario del medidor o el designado contractualmente tiene el derecho a calibrar o alterar la función del sistema de medición. Adicionalmente las actividades a realizar se restringen a aquellas definidas contractualmente cuando sea necesario y apropiado.

4.5.8.10.2	Acceso restringido

Los sistemas serán diseñados de tal forma que, un acceso no autorizado a la unidad de medición con el propósito de alterar cualquier variable de entrada que pueda afectar la medida será denegada.

Un código de seguridad único debe ser suministrado. Los propietarios deberán considerar medidas seguras a unidades individuales con el fin de asegurar todos los accesos de ganancias que son identificables y contables. Medidas de seguridad adicionales a los anteriores deben ser usadas para denegar el acceso al sistema

4.5.8.10.3	Integridad del dato de acceso

Cualquier parámetro de flujo constante que llegue ase cambiado en el sistema debe quedar registrado la fecha y los valores anterior y nuevo, este requerimiento se extiende a los reportes de calibración que serán completados e incluidos en los documentos de inspección y auditoría. Cualquier ajuste o corrección al dato original será almacenado separadamente y no alterará el dato original. Ambos valores deben ser retenidos.

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4.5.8.10.4	Protección del algoritmo

El algoritmo usado debe ser protegido de alteraciones mediante códigos de seguridad a las personas autorizadas para acceder al sistema.

4.5.8.10.5	Protección de memoria

Con el fin de proveer máxima seguridad e integridad para los datos configurados los dispositivos del computador de flujo dispondrán de una fuente de alimentación de respaldo capaz de operar por un período no menor que el intervalo de recolección de datos. Se recomienda un tiempo mínimo de respaldo de la medición de 30 minutos.

4.6	CALIDAD DEL GAS

El gas natural para su transporte y consumo energético requiere que se evalúe su calidad con el fin de garantizar una apropiada operación de los equipos que lo manejan o una adecuada eficiencia en los procesos de combustión. El objetivo de fijar las especificaciones del gas natural conlleva a garantizar la seguridad de los usuarios mediante una operación eficiente de los equipos, proveer los parámetros para la operación segura, económica y proteger la infraestructura de transporte y distribución, de igual manera las especificaciones del gas fijan las bases y criterios para el procesamiento y tratamiento eficiente del gas natural. La calidad del gas es fundamental en los contratos de transporte y compraventa pues a la red de transporte conjugan diferentes tipos de gas provenientes de yacimientos con características no similares, lo que hace necesario garantizar una calidad al consumidor final.

Las especificaciones de calidad del gas natural están referidas a:

4.6.1	Poder Calorífico:

El poder calorífico se asocia con la energía que pueda suministrar el gas al someterse al proceso de combustión. El poder calorífico mínimo se establece con el fin de satisfacer los requerimientos energéticos del consumidor a un costo comercialmente aceptable, por ello se hace indispensable una determinación exacta del contenido de Btu en el gas. De otra parte es importante tener en cuenta que los costos de los combustibles intervienen en un alto porcentaje en los costos de producción de las diferentes industrias donde un energético es utilizado. El poder calorífico de una mezcla gaseosa como lo es el gas natural se puede calcular conociendo previamente la composición y los poderes caloríficos de los componentes individuales. La composición se determina mediante un análisis cromatográfico para la cuantificación de los componentes. Otra técnica para determinar el poder calorífico es mediante el uso de calorímetros, equipos que pueden ser instalados en línea de suministro de gas con el objeto de tener una medición continua del poder calorífico que se esté recibiendo. La determinación de la energía del gas natural se está convirtiendo en parte integral de negocio de transmisión y distribución en el mercado actual. La mayoría de los contratos de compraventa de gas están en términos de MM Btu en lugar de volumen de gas.

4.6.2	Índice de Wobbe:

Éste índice se obtiene de dividir el poder calorífico bruto por la raíz cuadrada de la relación de su densidad con la del aire (gravedad específica). El rango especificado se define con base en los criterios de intercambiabilidad, es decir, un gas cuya composición no altere el proceso de combustión en quemadores atmosféricos en cuanto a combustión incompleta, retrollama y levantamiento de llama.

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4.6.3	Punto de rocío de los hidrocarburos:

Esta variable busca prevenir la formación de condensados de hidrocarburos que pudiesen originar problemas de taponamiento, corrosión, falla en los equipos de medición y combustión incompleta, todo ello con severas implicaciones en la seguridad y la eficiencia. La condensación de hidrocarburos se puede dar por Condensación Retrógada cuando una mezcla gaseosa a alta presión y una temperatura dada pueda entrar en la zona de dos fases, gas y líquido, a una reducción de presión aguas abajo en el sistema de transporte y por Efecto Joule – Thompson cuando por el enfriamiento que experimenta el gas natural al disminuir su presión o al fenómeno de expansión o reducción brusco de presión.

4.6.4	Punto de rocío del agua o contenido de vapor de agua:

Busca prevenir la condensación de agua libre en el sistema y la consiguiente formación de hidratos y la ocurrencia de corrosión en presencia de gases ácidos (CO2 y H2S).

4.6.5	Contenido de Acido Sulfhídrico:

El H2S es un gas altamente tóxico aun en concentraciones muy bajas. De igual manera causa agrietamiento por esfuerzos corrosivos para lo cual se hace necesario el empleo de materiales especiales para protección contra la corrosión.

4.6.6	Contenido de Azufre Total:

Otras fuentes de azufre presentes en el gas son debidas a la presencia de mercaptanos y sulfuros orgánicos. Busca reducir el impacto corrosivo producido por gases de combustión. Desde el punto de vista ambiental el SO2 como producto de la combustión de los compuestos azufrados es altamente polucionante dando origen al SOx por reacciones posteriores con el oxigeno y el agua de la atmósfera a la lluvia ácida.

4.6.7	Contenido de Oxígeno:

El oxígeno contenido en el gas natural durante operaciones energéticas a muy baja temperatura presenta reacción catalítica en los filtros de mallas moleculares.

4.6.8	Contenido de Dióxido de Carbono:

El CO2 es un gas ácido, como el H2S, pero no tan indeseable. Éste componente debe removerse con el fin de evitar problemas de corrosión en presencia de agua, disminución del poder calorífico del gas y su solidificación cuando el gas se somete a procesos de baja temperatura. Otra consideración es el aporte de CO2 a la atmósfera y su influencia sobre el efecto invernadero.

4.6.9	Contenido de Nitrógeno:

Afecta el calorífico del gas. Desde el punto de vista ambiental aporta NOX en su uso como combustible.

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4.6.10	Calidad del gas natural para transporte según el RUT:

La Resolución CREG 077 de 1999 (RUT) y su actualización Resolución CREG 054-2007 Numeral 6.3 fija las especificaciones del gas natural en los puntos de entrada al sistema de transporte. En el cuadro se muestran las especificaciones de calidad del gas natural.

Tabla 5 - Especificaciones de Calidad del Gas

VARIABLE	SIST. INTERNACIONAL	SIST. INGLES
Poder Calorífico, bruto, min	35.4 M J / m3	950 Btu / pie[3]
Poder Calorífico, bruto, max	42.8 M J / m3	1150 Btu / pie[3]
Contenido hidrocarburo líquido	Libre de líquidos	Libre de líquidos
Contenido H2S, max	6 m gr / m3	0.25 gr/ 100 pie[3]
Contenido total de Azufre, max	23 m gr / m3	1 grano / 100 pie[3]
Contenido de CO2, max, % vol	4%	4%
Contenido de N2, max, % vol	3%	3%
Contenido de inertes, max, % vol	5%	5%
Contenido de oxigeno, max, % vol	1%	1%
Contenido de agua, max	97 m gr / m3	6.0 lbs / MPCS
Temperatura, max	49o C	120o F
Temperatura, min	4.5o C	40o F
Libre de Gomas, polvos y material de suspension

La composición del gas natural puede cambiar considerablemente de un yacimiento a otro lo mismo que después de su procesamiento por lo que se requiere que las corrientes de gas natural sean analizadas periódicamente. Los procedimientos apropiados para el muestreo tienen que ser seguidos para asegurarse que se obtenga una muestra representativa.

4.7	PROCESO DE VERIFICACION Y DETERMINACION DE PRUEBAS

4.7.1	Generalidades del Diagnóstico

Todos los medidores de flujo usan los principios de la mecánica de fluidos para obtener el caudal a partir de las propiedades de transporte del fluido. Es así, como el medidor de orificio requiere una caída de presión para el cálculo de flujo mediante un adecuado procedimiento en el cual se involucran propiedades del fluido medido y características físicas del medidor. En el caso de una turbina su rotación se incrementa con la velocidad de flujo de gas, la cual se detecta mediante sensores magnéticos o mecánicos instalados fuera del recinto de medición.

En general la exactitud de todos los medidores de flujo están sujetos a la evaluación y análisis de las siguientes variables:

•	Sensibilidad al Número de Reynolds

El número de Reynolds relaciona el comportamiento del flujo de un fluido con otros, que tienen el mismo número. Dependiendo de la sensibilidad del medidor al número de Reynolds, así será su efecto sobre el desempeño del medidor.

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•	Flujo no Pulsante

Es el problema de mayor frecuencia para la exactitud de los sistemas de medición por lo que requiere instalar eliminadores de pulsación a la entrada del medidor. La experiencia con la mayoría de los medidores es que ningún medidor es inmune a los efectos de pulsación. De igual manera es de evaluar las pulsaciones en las conexiones donde se sensan las diferentes variables que intervienen en la medición.

•	Instalaciones Adecuadas de los Medidores

Existe una relación entre la tubería aguas arriba y abajo del medidor con el perfil de flujo, que hace que se pueda crear un perfil totalmente desarrollado o un perfil deformado. Por eso son muy importantes las mínimas longitudes especificadas para garantizar una correcta medida. Cualquier instalación cuyas longitudes de tubería antes y después del medidor no cumplan con estas normas o con las exigencias del fabricante no tendrá patrón de flujo predecible y los procedimientos de cálculo establecidos en las normas no tienen ningún sentido en ese medidor.

•	Alineamiento y centricidad.

Otro factor importante es la forma como el elemento primario se une al tubo de medición y su alineación.

•	Tomas de presión y temperatura

También revisten especial importancia las tuberías de conexión de las tomas de presión y la adecuada instalación del sensor de temperatura.

•	Rangeabilidad o Rango de Operación.

Un medidor tiene un rango definido para la medición exacta y éste no debe acercarse a sus valores máximo y mínimo.

•	Calidad del Gas

Es importante la influencia del contenido de sólidos y líquidos sobre el patrón de flujo el cual es afectado severamente y que incide en la exactitud de la medición.

•	Conexión a tierra del sistema de medición.

Altos diferenciales de resistividad de los suelos con sistemas de aterrizaje limitados en capacidad afectan la exactitud en los sistemas de medición de gas natural.

•	Integración y registro de variables de medición.

La información obtenida a través del elemento primario debe ser integrada con el fin de producir un resultado que debe ser el volumen de gas a medir, esta labor la realiza el computador de flujo.

4.8	GENERALIDADES SOBRE CALIBRACIÓN DE MEDIDORES

4.8.1	Aseguramiento Metrológico

El aseguramiento metrológico de una instalación de medición de gas proporciona una garantía de calidad adecuada de los resultados de medición y análisis. El aseguramiento es un programa de actividades que confirman que las mediciones o los datos obtenidos cumplen con los estándares de calidad definidos con un nivel de confianza establecido.

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Un plan de aseguramiento y control incluye no sólo procedimientos estandarizados para asegurar una cierta exactitud y precisión en las mediciones, sino que también cubre asuntos como la definición de los objetivos de monitoreo, estructura administrativa, selección del equipo, programas de entrenamiento del personal y auditorías, entre otros, es decir, comprende todos los métodos de medición y los procedimientos o estrategias de monitoreo.

Un adecuado programa de aseguramiento metrológico es la mejor forma de garantizar la armonía entre los resultados obtenidos, incluye las actividades y técnicas operacionales que se usan para obtener una cierta precisión y exactitud en las mediciones. El aseguramiento por lo tanto es parte esencial para los sistemas de mediciones y podemos decir que se refiere al manejo completo de todo el proceso, conduciéndolo a una calidad definida del resultado mientras que el plan de control se refiere a las actividades dirigidas a obtener una cierta exactitud y precisión en las mediciones.

El programa de aseguramiento cubrirá específicamente las fases del monitoreo previas a las mediciones, que van desde la definición de los objetivos de calidad de los datos, diseño del sistema y selección del sitio, hasta la evaluación del equipo, su selección e instalación y desarrollo de programas de entrenamiento. Las funciones del control cubrirán las actividades directamente relacionadas con las mediciones, e incluirán la calibración, revisión y manejo de información.

Como norma general, para efectos de calibración y verificación de los medidores, se tendrán en cuenta las disposiciones señaladas en el RUT, en su numeral 5.5.3 Calibración de equipos de Medición.

4.8.2	Mantenimiento

Se define como mantenimiento a todos los procedimientos que se llevan a cabo para la conservación y el cuidado de todos los componentes que integran el sistema de medición incluyendo los equipos auxiliares. Todos los procedimientos de mantenimiento, como programas de reemplazo de partes, chequeos de diagnóstico y acondicionamiento del equipo, deberán en todos los casos llevarse a cabo siguiendo las recomendaciones del fabricante.

4.8.3	Calibración

Es el conjunto de operaciones que establecen, bajo condiciones especificas, la relación entre los valores de una magnitud indicados por un instrumento o sistema de medición, o los valores representados por una medida materializada y los valores correspondientes de la magnitud, realizados por los patrones.

El resultado de una calibración permite atribuir a las indicaciones, los valores correspondientes del mensurando o determinar las correcciones que se deben aplicar a las indicaciones. El resultado de una calibración puede ser consignado en un documento o informe de calibración.

Un patrón primario es aquel que ha sido designado como poseedor de las más altas cualidades metrológicas y cuyo valor se acepta sin referenciarlo a otros patrones de la misma magnitud.

Entre los patrones primarios que son reconocidos por la comunidad internacional como referencia para la calibración de los medidores de flujo de gas tenemos:

Probador Gravimétrico

Incertidumbre: 0.15%

Manejo de alta presión

Alcance de medición: Alta

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Probador tipo Pistón

Incertidumbre: 0.05% - 0.1%

Manejo a Presión atmosférica

Alcance de medición: Limitado

Probador Tipo Campana

Incertidumbre: 0.05% - 0.15%

Manejo ligeramente superior a la presión atmosférica

Alcance de medición: Limitado

Sistemas PVT

Incertidumbre: 0.1% - 0.2%

Manejo a altas presiones

Alcance de medición: Alto

Los sistemas primarios son empleados para calibrar sistemas secundarios que a su vez son usados para la calibración de medidores de flujo de gas. Entre los sistemas secundarios tenemos:

Toberas de Flujo Crítico

Incertidumbre: 0.2% - 0.4%

Manejo de presión: 100 bar

Alcance de medición: Alto

Turbinas

Incertidumbre: 0.3% - 0.5%

Manejo de presión: 100 bar

Alcance de medición: Alto

Medidores tipo Ultrasónico

Incertidumbre: 0.2% - 0.4%

Manejo de presión: Alta

Alcance de medición: Alto

Medidores de Desplazamiento Positivo

Incertidumbre: 0.2% - 0.4%

Manejo de presión: Máximo 16 bar

Alcance de medición: Moderado

Medidores tipo Húmedo

Incertidumbre: 0.3% - 0.4%

Manejo de presión: Ligeramente superior a la presión atmosférica.

Alcance de medición: Bajo

Para sistemas de calibración de medidores de gas se tienen varias alternativas a saber:

El patrón secundario es instalado en campo y mediante arreglo de tubería en Z se dispone para su uso con el medidor a prueba en instalación en serie. Este esquema a pesar de que garantiza confiabilidad en los resultados su uso es muy restringido ya que solo puede ser usado con una alta eficiencia con el medidor localizado en campo y por medidores de igual diámetro y condiciones operacionales.

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Servicios de calibración en el sitio es cuando el laboratorio de calibración lleva sus patrones de referencia a las instalaciones del cliente para realizar la verificación del sistema de medición. En esta modalidad el cliente asegura que su equipo es calibrado bajo las condiciones de operación. El patrón viajero debe cumplir con ciertos requisitos de robustez, reproducibilidad, funcionalidad y estabilidad para asegurar la trazabilidad hacia las referencias superiores.

Una forma de mantener el control metrológico sobre los patrones es emplear patrones de control cuya función principal es la de vigilar el estado de funcionamiento de los patrones de referencia ya que éstos son afectados por la frecuencia de uso, la exposición a ambientes adversos, variabilidad de las condiciones de operación y mal uso entre otros. La selección de los patrones de control debe considerar aspectos como estabilidad, repetibilidad, reproducibilidad y resolución. El uso de los patrones de control implica necesariamente la aplicación de cartas de control para el seguimiento de los patrones de referencia.

4.8.4	Laboratorios de Calibración

Como uno de los laboratorios más grandes de Norteamérica el CEESI es un laboratorio para altos flujo y altas presiones con trazabilidad NIST.

5.	CONTINGENCIAS

No aplica.

Para mayor información sobre este Capítulo y en general del Manual de Medición de Hidrocarburos Y Biocombustibles de Ecopetrol S.A, dirigirse a:

•	Rodrigo Satizabal Ramírez

Jefe del Departamento de Medición y Contabilización de Hidrocarburos (PMC), GPS-VSM

Ext.:43390

•	Mario Alberto Granada Cañas

Profesional I Departamento de Medición y Contabilización de Hidrocarburos, GPS-VSM

Ext.:50057

•	Hector Hernando Bernal

Profesional II Departamento de Medición y Contabilización de Hidrocarburos, GPS-VSM

Ext.: 50053

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RELACIÓN DE VERSIONES

Versión	Fecha	Cambios
01	20/04/2009	Emisión del documento
02	22/04/2010	Revisión del documento

Revisó	Aprobó

RODIGO SATIZABAL RAMIREZ
Jefe del Departamento de Medición y Contabilización de Hidrocarburos	/s/ Claudia L. Castellanos R
CLAUDIA CASTELLANOS
Vicepresidence de Suministro y Mercado - VSM
/s/ Mario A. Granada Cañas
MARIO A. GRANADA CAÑAS Profesional Medición PMC Representante por los negocios VSM, VIT, VPR, GRB, GRC e ICP quienes participaron en su elaboración. Aprobado según acta del Comité
Táctico de Medición y Contabilización No. 5 de 2009 - noviembre 30 y diciembre 0).

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SISTEMA INTERNACIONAL DE UNIDADES	29/11/2005

MANUAL UNICO DE MEDICION

CAPITULO 15

SISTEMA INTERNACIONAL DE

UNIDADES

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MERCADEO	Versión: 00
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TABLA DE CONTENIDO

Pag.

RELACIÓN DE VERSIONES

1. OBJETIVO	3

2. ALCANCE	3

3. GLOSARIO	3

4. DOCUMENTOS DEROGADOS. NO APLICA	4

5. CONDICIONES GENERALES	4

5.1 UNIDADES DE BASE O FUNDAMENTALES	5
5.2 UNIDADES SUPLEMENTARIAS	5
5.3 UNIDADES DERIVADAS	5
5.4 UNIDADES ACEPTADAS QUE NO PERTENECEN AL SI	6
5.5 PREFIJOS DEL SISTEMA INTERNACIONAL (SI)	7

6. DESARROLLO	7

6.1 REGLAS GENERALES PARA EL USO DEL SI	7
6.2 USO DEL NOMBRE DE LAS UNIDADES	8
6.3 REGLA PARA USAR LOS SÍMBOLOS	8
6.4 LOS PREFIJOS	9
6.5 ESCRITURA DE NUMEROS	9
6.6 REPRESENTACIÓN DEL TIEMPO	10
6.7 REPRESENTACIÓN DE LA FECHA EN FORMA NUMÉRICA	10
6.8 TABLAS DE CONVERSIÓN	10

7. REGISTROS NO APLICA	11

8. CONTINGENCIAS NO APLICA	11

9. BIBLIOGRAFÍA	11

10. ANEXOS	11

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MANUAL ÚNICO DE MEDICIÓN	Fecha:
CAPITULO 15		Página 3 de 16
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1.      OBJETIVO

Promover y facilitar la uniformidad en la práctica métrica, nomenclatura y uso del sistema internacional de unidades para cantidades involucradas en las mediciones realizadas en Ecopetrol S.A.

2.      ALCANCE

Especifica las unidades de preferencia para cantidades involucradas en medición y factores para la conversión de cantidades expresadas en unidades métricas.

3.      GLOSARIO

Para una mayor comprensión de este documento puede consultar el Capitulo 1 del Manual Único de medición “Condiciones Generales” en su numeral 3 - Glosario Aplicable al Manual Único de Medición (MUM).

Caudal másico: Unidad, el kilogramo por segundo, que es el caudal másico de una corriente uniforme tal que una sustancia de 1 kilogramo de masa atraviesa una sección determinada en 1 segundo.

Cantidad de materia : (mol – mol): Cantidad de materia de un sistema que contiene tantas entidades elementales como átomos hay en 0,012 kilogramos de carbono 12 . (14ª CGPM, resolución 3)

Caudal en volumen: La unidad de medida es el metro cúbico por segundo, que es el caudal en volumen de una corriente uniforme tal que una sustancia de 1 metro cúbico de volumen atraviesa una sección determinada en 1 segundo.

Intensidad de corriente eléctrica : (ampere – A): El ampere es la intensidad de una corriente constante que mantenida en dos conductores paralelos, rectilíneos, de longitud infinita, de sección circular despreciable y colocados a una distancia de un metro uno del otro en el vacío, produce entre estos conductores una fuerza igual a 2 x 10-7 newton por metro de longitud. (9ª CGPM 1948, resolución 2)

Intensidad luminosa : (candela – cd): Es la intensidad luminosa en una dirección dada de una fuente que emite una radiación monocromática de frecuencia 540 * 1012 hertz y cuya intensidad energética en esa dirección es de 1/683 watt por esterradian. (16ª CGPM 1979, resolución 3)

Longitud : ( metro – m ): El metro es la longitud del trayecto recorrido en el vacío por la luz, durante un intervalo de tiempo de 1/ 299 792 458 segundos. (17ª CGPM de 1983)

Masa : (kilogramo – kg ): El kilogramo es la masa del patrón internacional hecho de platino-iridio, aceptado por la Conferencia General de Pesas y Medidas en 1889 y depositado en el Pabellón de Breteuil, de Sévres. (1ª y 3ª CGPM 1889 y 1901) de l a Oficina Internacional de pesas y medidas

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Masa en volumen: Su unidad es el kilogramo por metro cúbico, que es la masa en volumen de un cuerpo homogéneo cuya masa es de 1 kilogramo y cuyo volumen es de 1 metro cubico.

Temperatura : (kelvin – K): El kelvin, unidad de temperatura, es la fracción 1/273,16 de la temperatura termodinámica del punto triple del agua. Un intervalo de temperatura puede expresarse en grados Celsius (°C) . (13ª CGPM 1967, resolución 4). Celda del punto triple del agua: La celda del punto triple del agua – un cilindro de vidrio que contiene agua pura, sellado a una presión de vapor de agua de 611,657 Pa - se utiliza para reproducir la temperatura termodinámica del punto triple del agua. Cuando la celda se enfría hasta que se forma una capa de hielo alrededor del depósito, la temperatura en la superficie de separación de los estados sólido, líquido y gas es de 273,16 K o de 0,01 °C.

Tiempo: (segundo – s ): El segundo es la duración de 9 192 631 770 períodos de la radiación correspondiente a la transición entre los dos niveles hiperfinos del estado fundamental del átomo de cesio 133. (13ª CGPM 1967, resolución 1). Se realiza sintonizando un oscilador a la frecuencia de resonancia de los átomos a su paso a través de campos magnéticos y una cavidad resonante hacia un detector.

Unidad de Medida: Magnitud particular, definida y adoptada por convención, con la cual se comparan las otras magnitudes de la misma naturaleza para expresar cuantitativamente su relación con esta magnitud.

Unidad de ángulo plano: El radián (rad) es el ángulo plano comprendido entre dos radios de un círculo que, sobre la circunferencia de dicho círculo, interceptan un arco de longitud igual a la del radio.

Unidad de ángulo sólido: El estereorradián (sr) es el ángulo sólido que, teniendo su vértice en el centro de una esfera, intercepta sobre la superficie de dicha esfera un área igual a la de un cuadrado que tenga por lado el radio de la esfera.

4.      DOCUMENTOS DEROGADOS. NO APLICA

5.      CONDICIONES GENERALES

El sistema internacional de unidades (SI) es el sistema coherente de unidades adoptado y recomendado por la Conferencia General de Pesas y Medidas (CGPM). La nomenclatura, definiciones y símbolos de las unidades del Sistema Internacional y las recomendaciones para el uso de los prefijos son recogidas por la Norma Técnica Colombiana NTC-1000. A continuación se presenta un resumen y algunas recomendaciones sobre su uso.

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5.1      UNIDADES DE BASE O FUNDAMENTALES

El Sistema internacional de unidades se fundamenta en las siete unidades básicas mostradas en la Tabla 1

MAGNITUD	UNIDAD	SIMBOLO
Longitud	Metro	m
Masa	Kilogramo	kg
Tiempo	Segundo	s
Intensidad de corriente eléctrica	Ampere	A
Temperatura termodinámica	Kelvin	K
Intensidad luminosa	Candela	cd
Cantidad de sustancia	mol	mol

Tabla 1. Unidades Básicas del SI

5.2      UNIDADES SUPLEMENTARIAS

Las unidades radian y estereorradián del sistema internacional de unidades se denominan unidades suplementarias y son derivadas “adimensionales”, con nombres y símbolos. especiales.

MAGNITUD	UNIDAD	SIMBOLO	DEFINICION
Ángulo plano	Radián	rad	Es la Unidad de ángulo plano.
Angulo sólido	Estereorradián	sr	Es la Unidad de ángulo sólido.

Tabla 3. Unidades Suplementarias

5.3      UNIDADES DERIVADAS

Las unidades derivadas se expresan algebraicamente en términos de unidades básicas con los símbolos matemáticos de multiplicación y división. Para algunas unidades derivadas del Sistema Internacional, existen nombres y símbolos especiales. Algunos ejemplos se pueden ver en la tabla 2.

MAGNITUD	UNIDAD	SIMBOLO
Superficie	metro cuadrado	m2
Volumen	metro cúbico	m3
Densidad de masa (densidad)	kilogramo por metro cúbico	kg/m3
Velocidad lineal (velocidad)	metro por segundo	m/s
Velocidad angular	radián por segundo	rad/s
Aceleración	metro por segundo cuadrado	m/s2
Volumen específico	metro cúbico por kilogramo	m3/kg
Aceleración angular	radián por segundo cuadrado	rad/s2
Inductancia	henry	H

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MAGNITUD	UNIDAD	SIMBOLO
Frecuencia	hertz	Hz
Fuerza	newton	N
Presión	Pascal	Pa
Energía, trabajo, cantidad de calor	julio	J
Potencia, flujo de energía	watt	W
Cantidad de electricidad, carga eléctrica	coulomb	C
Diferencia de potencial	volt	V
Cantidad eléctrica	farad	F
Resistencia eléctrica	ohm	Ω
Densidad de flujo magnético	tesla	T
Conductancia eléctrica	siemens	S
Dosis equivalente	sievert	Sv
Flujo luminoso	lumen	lm
Iluminación	lux	lx

Tabla 2. Ejemplos de unidades derivadas del SI

Algunas veces puede ser ventajoso expresar las unidades derivadas en términos de otras unidades derivadas que tienen nombres especiales, por ejemplo, la unidad del SI para el momento de dipolo eléctrico se expresa usualmente como C m en lugar de A s m.

5.4      UNIDADES ACEPTADAS QUE NO PERTENECEN AL SI

Existen determinas unidades por fuera del SI, pero que debido a su importancia práctica se usan (véase tabla 4)

MAGNITUD	NOMBRE	SIMBOLO	VALOR EN UNIDADES SI
Masa	Tonelada	t	1 t = 1000 kg
Tiempo	minuto	min	1 min = 60 segundos
	hora	h	1h = 60 minutos = 3.600 segundos
	día	d	1d = 24h = 86.400 segundos
Temperatura	grado Celsius	°C	°C = K – 273.15
K = °C + 273.15
Angulo plano	grado	°	1° = ( / 180) radianes
	Minuto	’	1’= (1 / 60) o = ( 1 / 10 800) radianes
	segundo	”	1” = (1 / 60)’= (1 / 648 000) radianes
Volumen	Litro	L ó l	1 l = 1 dm3 = 1 decímetro cúbico

Tabla 4. Unidades utilizadas con el SI

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5.5      PREFIJOS DEL SISTEMA INTERNACIONAL (SI)

El objetivo de los prefijos es el de combinarse con el símbolo central, al cual se une formando con él un nuevo símbolo (para un múltiplo o submúltiplo decimal) que puede elevarse a una potencia positiva o negativa, y que puede también combinarse con otros símbolos de unidades para formar símbolos de unidades compuestas. (Ver Tabla 5)

NOMBRE	SIMBOLO	FACTOR	NOMBRE	SIMBOLO	FACTOR
yotta	Y	10[24]	deci	d	10-1
Zetta	Z	10[21]	centi	c	10-2
exa	E	10[18]	mili	m	10-3
peta	P	10[15]	micro	μ	10-6
tera	T	10[12]	nano	n	10-9
giga	G	10[9]	pico	p	10-12
mega	M	10[6]	femto	f	10-15
kilo	K	10[3]	atto	a	10-18
hecto	h	10[2]	Zepto	Z	10-21
deca	da	10[1]	Yocto	Y	10-24

Tabla 5. Prefijos del Sistema Internacional

6.      DESARROLLO

6.1      REGLAS GENERALES PARA EL USO DEL SI

✓	Cuando sea necesario referirse a una unidad, se recomienda escribir el nombre completo de la unidad, salvo casos en los cuales no exista riesgo de confusión al escribir únicamente el símbolo.

✓	El símbolo de la unidad será el mismo para el singular que para el plural. Ejemplo: un kilogramo 1 kg – cinco kilogramos 5 kg.

✓	No se acepta la utilización de abreviaturas para designar las unidades SI. Existen símbolos, no abreviaturas. Ejemplo: grs no corresponde a gramos, lo correcto es: g

✓	Cuando se deba escribir (o pronunciar) el plural del nombre de una unidad SI, se usarán las reglas de la Gramática Española. Ejemplo: (singular) metro – (plural) metros, (singular) mol – (plural) moles.

✓	No deberán combinarse nombres y símbolos al expresar el nombre de una unidad derivada. Ejemplo: metro/s , lo correcto es: m/s o metro/segundo.

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6.2      USO DEL NOMBRE DE LAS UNIDADES

✓	El nombre completo de las unidades SI se escribe con letra minúscula, con la única excepción de grado Celsius, salvo en el caso de comenzar la frase o luego de un punto.

CORRECTO	INCORRECTO
metro	Metro
kilogramo	Kilogramo
newton	Newton

✓	Cuando una unidad compuesta esta representada por la multiplicación de dos o más unidades, esto puede indicarse en cualquiera de las siguientes formas:

N.m Nm

En la ultima forma si el símbolo coincide con el prefijo se debe evitar las combinaciones ya que puede generar confusión. Por ejemplo no debe utilizarse mN (que significa milinewton) y no metro newton que es Nm (newton por metro).

✓	Cuando una unidad compuesta se forma dividiendo una unidad por otra, se puede indicar mediante una de las formas siguientes:

m, m/s ó mxs-1

✓ Las unidades cuyos nombres son los de los científicos, no se deben traducir, deben escribirse tal como en el idioma de origen.

CORRECTO	INCORRECTO
newton	niutonio
sievert	sievertio
ampere	amperio

6.3      REGLA PARA USAR LOS SÍMBOLOS

✓	Cada unidad y cada prefijo tiene un solo símbolo y este no puede ser alterado de ninguna forma. No se debe usar abreviaturas. Ejemplo:

CORRECTO	INCORRECTO
10 cm3	10 cc.
30 kg	30 kgrs.
5 m	5 mts.
10 t	10 TON

✓	Luego de un símbolo no debe escribirse ningún signo de puntuación, salvo por regla de puntuación gramatical, dejando un espacio de separación entre el símbolo y el signo de puntuación.

✓	Los símbolos se escriben a la derecha de los valores numéricos separados por un espacio en blanco. El espacio en blanco se eliminará cuando se trate de los símbolos de las unidades sexagesimales de ángulo plano.

Ejemplo:	10 A	270 K	30 m
	40º	30’	20”

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6.4      LOS PREFIJOS

✓ Los símbolos de los prefijos para formar múltiplos se escriben con letra latina mayúscula, salvo el prefijo kilo, que por convención se escribe con letra (k) minúscula. Ejemplo: exa E, giga G, mega M, kilo k

✓	Los símbolos de los prefijos para formar los submúltiplos se escriben con letra latina minúscula, salvo el símbolo del prefijo micro, para el que se usa la letra griega minúscula (μ ).

Ejemplo: mili m, micro μ, nano n, pico p

✓	Los múltiplos y submúltiplos de las unidades de medida se forman anteponiendo, sin dejar espacio, los nombres o símbolos de los prefijos a los nombres o símbolos de las unidades. La excepción es la unidad de masa.

Ejemplo: kilómetro km, mili ampere mA, megavolt MV

✓	Los múltiplos y submúltiplos de medida de masa se forman anteponiendo los nombres o símbolos de los prefijos a la palabra gramo.

Ejemplo: Mg megagramo, kg kilogramo (unidad de base), g gramo, mg miligramo

✓ No se usarán dos o más prefijos delante del símbolo o nombre de una unidad de medida.

CORRECTO	INCORRECTO
hm (hectometro)	dkm (decikilometro)
Na (nanoampere)	mm A (milimicroampere)
MW (megawatt)	kkW (kilokilowatt)

✓	Los múltiplos y submúltiplos de las unidades de medida deben ser generalmente escogidos de modo que los valores numéricos estén entre 0,1 y 1000.

SE RECOMIENDA	NO SE RECOMIENDA
750 km	750 000 m

✓	Está permitido el uso de los prefijos hecto, deca, deci y centi cuando se trata de unidades de área (m2) o de volumen (m3). Para otras magnitudes físicas deben usarse solamente los prefijos preferidos.

6.5      ESCRITURA DE NUMEROS

✓	En números de muchas cifras, éstas se agrupan de tres en tres, a partir de la coma, tanto para la parte entera como para la decimal. Entre cada grupo se debe dejar un espacio en blanco, igual o menor al ocupado por una cifra pero mayor al dejado normalmente entre las cifras.

Ejemplo:	1 365 743,038 29

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✓	Para el orden de numeración grandes, se sigue la regla 6N (potencias de 10 múltiplos de 6), que establece las equivalencias siguientes:

Ejemplo:

1 millón 10[6]	1 trillón 10[18]	1 quintillón 10[30]
1 billón 10[12]	1 cuatrillón 10[24]

✓	La primera cifra a la izquierda de la coma decimal tiene, como valor posicional, el de la unidad en la que se expresa el número. El símbolo de la unidad en la que se expresa el número debe ser escrito luego del valor numérico completo, dejando un espacio.

Ejemplo:

34,5 m (la cifra 4 indica metros)

0,25 N (la cifra 0 indica newton)

1,85 m (la cifra 1 indica metros)

220 V (la cifra 0 indica volts)

6.6 REPRESENTACIÓN DEL TIEMPO

✓	En la representación numérica del tiempo se emplearán las cifras arábigas 0, 1, 2, 3, 4, 5, 6, 7, 8 y 9, y se emplearán únicamente los siguientes símbolos: h (hora), min (minuto), s (segundo).

✓	El tiempo se expresará utilizando dos cifras para expresar los valores numéricos de las horas, de los minutos y de los segundos, separados de los símbolos de estas unidades mediante espacios en blanco y de acuerdo al siguiente orden: hora minuto segundo.

Ejemplo: 12 h 05 min 30 s

6.7 REPRESENTACIÓN DE LA FECHA EN FORMA NUMÉRICA

✓	En la representación numérica de fechas se utilizarán las cifras arábigas 0, 1, 2, 3, 4, 5, 6, 7, 8, y 9. Para expresar el año se utilizarán cuatro cifras, las que se escribirán en bloque. Cuando no exista riesgo de confusión podrán utilizarse solo dos cifras.

Ejemplo:       1989      ó     89

✓	Se utilizarán dos cifras para representar los días y los meses.

✓	Al escribir la fecha completa se representará el orden siguiente: año mes día y se usará un guión para separarlos.

Ejemplo:  1986-10-15                  86-10-15

6.8 TABLAS DE CONVERSIÓN

En el anexo 1 se encuentran las tablas de unidades y los factores de conversión agrupados dentro de las siguientes categorías: Longitud, área, volumen, presión, peso, energía y poder, flujo caudal, temperatura.

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Nota:

✓	Las millas cúbicas son usadas para expresar mediciones de volúmenes muy grandes.
✓	El nombre especial de litro (símbolo L) ha sido aprobado para los decímetros cúbicos (dm3) pero el uso de este es restringido en la mediciones de líquidos y gases.
✓	El uso del bar debe ser limitado a mediciones físicas (por ejemplo calibrador de presión), sin embargo el kilopascal es preferido, es recomendable usar solo el pascal o múltiplos estándar (kPa, Mpa) para los cálculos.

7.	REGISTROS NO APLICA

8.	CONTINGENCIAS NO APLICA

9.	BIBLIOGRAFÍA

AMERICAN PETROLEUM INSTITUTE. Manual of Petroleum Measurement Standards. Chapter 15. Washington-Estados Unidos de Norteamerica: API 2002

DIRECCIÓN DE DESARROLLO. Política Y Procedimiento Para El Sistema De Gestión De La Normativa De Ecopetrol S.A. ECP-DDS-D-01.. Versión 1. Colombia, 2004

10. ANEXOS

No	TITULO
1	Factores de conversión

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ANEXO 1. FACTORES DE CONVERSIÓN

	UNIDAD	FACTOR DE	UNIDAD
MEDIDA	CONVENCIONAL	CONVERSIÓN	METRICA
LONGITUD
	Pulgadas (pulg.)	25.4	Milímetros (mm)
	Pulgadas (pulg.)	2.54	Centímetros (cm)
	Pies (pie)	304.8	Milímetros (mm)
	Pies (pie)	30.48	Centímetros (cm)
	Pies (pie)	0.3048	Metros (m)
	Yardas (yda)	0.9144	Metros (m)
	Millas (mi)	1.6093	Kilómetros (k)
	Millas Náuticas (naut mi)	1.85325	Kilómetros (k)
	Milímetros (mm)	0.03937	Pulgadas (pulg.)
	Milímetros (mm)	0.00328	Pies (pie)
	Centímetros (cm)	0.3937	Pulgadas (pulg.)
	Centímetros (cm)	0.0328	Pies (pie)
	Metros (m)	39.3701	Pulgadas (pulg.)
	Metros (m)	3.2808	Pies (pie)
	Metros (m)	1.0936	Yardas (yda)
	Kilómetros (k)	0.6214	Millas (mi)
	Pies / millas (Pie/mi)	0.18939	Metros / kilómetro (m/Km)
	Pies /pies cúbicos (Pie/pie3)	1.076391	Metro /metro cuadrado (m/m3)
	Pies /barriles (Pie/bbl)	1.917134	Metro /metro cuadrado (m/m3)
	Pies /galón (Pie/U.S.gal)	80.51964	Metro /metro cuadrado (m/m3)
AREA
	Millas cuadradas (mi2 )	2.59	Kilómetros cuadrados (Km2)
	Metro cuadrado (m2 )	10,000	Centímetro cuadrado (cm2 )
	Hectárea (ha)	10,000	Metro cuadrado (m2 )
	Acres (ac)	0.404687	Hectárea (Ha)
	Acres (ac)	4046.9	Metro cuadrado (m2 )
	Acres (ac)	43560	Pie cuadrado (pie[2] )
	Acres (ac)	0.004047	Kilómetros cuadrados (Kme[2] )
	Pies cuadrados (pie2)	0.092903	Metros cuadrados (m2)
	Yardas cuadradas (yd2)	0.8361	Metros cuadrados (m2)
	Pulgadas cuadradas (pulg.2)	6.4516	Centímetros cuadrados (cm2)
	Pie cuadrado / pulgada cúbica	0.005669	Metro cuadrado /centímetro
	(pie2/ pulg.[3] )		cúbico (m2/cm3)
	Centímetro cuadrado / gramo (cm2/g)	0.1	Metro cuadrado / kilogramo (m2/Kg3)
VOLUMEN
	Pulgadas cúbicas (pulg.3)	16.3871	Mililitros (ml)
VOLUMEN
	Pulgadas cúbicas (pulg.3)	16.3871	Centímetros cúbicos (cm3)

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	UNIDAD	FACTOR DE	UNIDAD
MEDIDA	CONVENCIONAL	CONVERSIÓN	METRICA
	Pies cúbicos (pie3)	28,317	Centímetros cúbicos (cm3)
	Pies cúbicos (pie3)	0.028317	Metros cúbicos (m3)
	Pies cúbicos (pie3)	28.317	Litros (L)
	Yardas cúbicas (yd3)	0.7646	Metros cúbicos (m3)
	Acre–Pie (Ac-Pie)	1233.53	Metros cúbicos (m3)
	Onzas fluidas (US)(oz)	0.029573	Litros (L)
	Cuarto (qt)	946.9	Milímetros cúbicos (mm3)
	Cuarto (qt)	0.9463	Litros (L)
	Galones (gal)	3.7854	Litros (L)
	Galones (gal)	0.0037854	Metros cúbicos (m3)
	Galones (gal)	3785	Centímetros cúbicos (cm3)
	Pinta	0.47	Litros (L)
	Barriles (bbl)	0.1589	Metro cúbico (m3)
	Barriles (bbl)	42	Galones (gal, U. S.)
	Barriles (bbl)	9702	Pulgadas cúbicas (pulg.3)
	Barriles (bbl)	5.6146	pies cúbicos (pie3)
	Barriles (bbl)	159	Litros (L)
	Bbl / pulg.	6.259342	(m3/m)
	Bbl / pies	0.521611	(m3/m)
PRESION
	Atmósferas (atm)	14.70	Libras / pulgada cuadrada (psi)
	Atmósferas (atm)	101325	Pascales (Pa)
	Libras / pulgada cuadrada (psi)	6.8948	Kilopascales (kPa)
	Libras / pulgada cuadrada (psi)	6894.8	Pascales (Pa)
	Libras / pulgada cuadrada (psi)	0.070307	Kilogramos / centímetro cuadrado (kg/cm2)
	Libras / pie cuadrado (lb/pie2)	47.8803	Pascales (Pa)
	Libras / pie cuadrado (lb/pie2)	0.000488	Kilogramos / centímetro cuadrado (kg/cm2)
	Libras / pie cuadrado (lb/pie[2] )	4.8824	Kilogramos/metro cuadrado (kg/m2)
	Pulgadas de mercurio	3386.38	Pascales (Pa)
	Pulgadas de agua	248.84	Pascales (Pa)
	Bar	100,000	Newtons/metros cuadrados (N/m2)
	Pascales (Pa)	1	Newtons/metros cuadrados (N/m2)
PRESION
	Pascales (Pa)	0.000145	Libras/pulgada cuadrada (lb/pulg.2)
	Kilopascales (kPa)	0.145	Libras/pulgada cuadrada

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	UNIDAD	FACTOR DE	UNIDAD
MEDIDA	CONVENCIONAL	CONVERSIÓN	METRICA
			(lb/pulg.2)
	Pascales (Pa)	0.000296	Pulgadas de Hg (a 60° F)
	Kilogramo/ centímetro cuadrado	14.22	Libras/pulgada cuadrada
	(kg/cm2)		(lb/pulg.2)
	(kg/cm2)	28.959	Pulgadas de Hg (a 60° F)
	(kg/m2)	0.2048	Libras/pie cuadrado (lb/pie2)
	Centímetros de Hg	0.4461	Pies de agua
	Centímetros de Hg	0.1939	Libras/pulgada cuadrada (lb/pulg.2)
PESO
	Granos (troy)	0.0648	Gramos (g)
	Granos (troy)	64.8	Miligramos (mg)
	Kilogramo (Kg)	1, 000	Gramos (g)
	Onzas (oz)	28.3495	Gramos (g)
	Libras (lb)	453.59	Gramos (g)
	Libras (lb)	0.4536	Kilogramos (kg)
	Toneladas (largas)	1.01605	Megagramos (tonelada métrica)
	Toneladas (cortas)	0.907185	Megagramos (tonelada métrica)
	Libras/pies cúbicos (lb/pie3)	16.02	Gramos/litro (g/L)
	Libras/mil-galón (lb/milgal.)	0.1198	Gramos/metros cúbicos (g/m3)
	Megagramos (tonelada métrica)	1.1023	Toneladas (cortas)
	Gramos/litro (g/L)	0.0624	Libras/pies cúbicos (lb/pie3)
	Gramos/metros cúbicos (g/m3)	8.3454	Libras/mil-galón (lb/milgal.)
ENERGIA Y PODER
	Unidad térmica británica /hora	0,2161	lb-pie/seg
	(Btu/hora)
	Unidad térmica británica /hora	0,07	Calorías /segundo (cal/seg)
	(Btu/hora)
	Unidad térmica británica /hora (Btu/hora)	0,0003929	Caballos de fuerza (hp)
	Unidad térmica británica /hora (Btu/hora)	0.293	Watio (W)
	Btu/lb	2.326	Kilojulio/ kilogramo (KJ/kg)
	cal/g	4.184	Kilojulio/ kilogramo (KJ/kg)
	cal/lb	9.224	Julio/ kilogramo (J/kg)
ENERGIA Y PODER
	Btu/U.S.gal	232.08	Kilojulio / metro cúbico KJ/m3
	Btu/pie[3]	37.2589	Kilojulio / metro cúbico KJ/m3
	Btu	0.252	Kilocalorías (Kcal)

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	UNIDAD	FACTOR DE	UNIDAD
MEDIDA	CONVENCIONAL	CONVERSIÓN	METRICA
	calorías (cal)	4.148	julios (J)
	calorías (cal)	0.003968	Btu
	Btu	1055.06	Julio (J)
	Btu	0.000293	Kilowatio -hora (kw-h)
	Btu	0.0003928	Caballos de fuerza- hora (hp-h)
	Btu	777.9	pie-libra

FLUJO CAUDAL
	Galones/segundo (g/s)	3.785	Litros/segundo (Lps)
	Galones/minuto (g/m)	0.00006308	Metros cúbicos/segundo (m3/seg)
	Galones/minuto (g/m)	0.277	Metros cúbicos/hora (m3/h)
	Galones/minuto (g/m)	0.06308	Litros/segundo (Lps)
	Galones/hora (g/h)	0.003785	Metros cúbicos/hora (m3/h)
	Galones/día (g/d)	0.000003785	Millones de litros/día (ML/d)
	Galones/día (g/d)	0.003785	Metros cúbicos/día (m3/d)
	Pies cúbicos/segundo (pie3/seg)	0.028317	Metros cúbicos/segundo (m3/seg)
	Pies cúbicos/segundo (pie3/seg)	1,699	Litros/minuto (L/min)
	Pies cúbicos/minuto (pie3/min.)	472	Centímetros cúbicos/segundo (cm3/seg)
	Pies cúbicos/minuto (pie3/min.)	0.472	Litros/segundo (Lps)
	Pies cúbicos/minuto (pie3/min.)	1.6990	Metros cúbicos/hora (m3/h)
	Millones de galones/día	43.8126	Litros/segundo (L/s)
	Millones de galones/día	0.003785	Metros cúbicos/día (m3/d)
	Millones de galones/día	0.043813	Metros cúbicos/segundo (m3/seg)
	Galones/pie cuadrado (gal/pie2)	40.74	Litros/metros cuadrados (L/m2)
	Galones/Acre/día (gal/Ac/d)	0.0094	Metros cúbicos/hectárea/día (m3/ha/d)
	Galones/Pie cuadrado/día (gal/pie2/d)	0.0407	Metros cúbicos/metros cuadrados/día (m3/m2/d)
	Galones/Pie cuadrado/día (gal/pie2/d)	0.0283	Litros/metros cuadrados/día (L/m2/d)
	Galones/Pie cuadrado/minuto (gal/pie2/min)	2.444	Metros cúbicos/metros cuadrados /hora (m3/m2/h)
	Galones/Pie cuadrado/minuto (gal/pie2/min)	0.679	Litros/metros cuadrados/segundo (L/m2/seg.)
	Galones/Pie cuadrado/minuto	40.7458	Litros/metros cuadrados/minuto
	(gal/pie2/min)		(L/m2/min)
FLUJO CAUDAL
	Litros/segundo (L/seg)	22,824.5	Galones/día (gpd)
	Litros/segundo (L/seg)	0.0228	Millones de galones/día (mgd)
	Litros/segundo (L/seg)	15.8508	Galones/minuto (gpm)
	Litros/segundo (L/seg)	2.119	Pies cúbicos/minuto (pie3/min)
	Litros/minuto (L/min)	0.0005886	Pies cúbicos/segundo (pie3/seg)

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	UNIDAD	FACTOR DE	UNIDAD
MEDIDA	CONVENCIONAL	CONVERSIÓN	METRICA
	Centímetros cúbicos/segundo (cm3/s)	0.0021	Pies cúbicos/minuto (pie3/min)
	Metros cúbicos/segundo (m3/seg)	35.3147	Pies cúbicos/segundo (pie3/seg)
	Metros cúbicos/segundo (m3/seg)	22.8245	Millones de galones/día (mgd)
	Metros cúbicos/segundo (m3/seg)	15,850.3	Galones/minuto (gpm)
	Metros cúbicos/hora (m3/h)	0.5886	Pies cúbicos/minuto (pie3/min)
	Metros cúbicos/hora (m3/h)	4.403	Galones/minuto (gpm)
	Metros cúbicos/día (m3/d)	264.1720	Galones/día (gpd)
	Metros cúbicos/día (m3/d)	0.00026417	Millones de galones/día (mgd)
	Metros cúbicos/hectárea/día (m3/ha/d)	106.9064	Galones/Acre/día (gal/A/d)
	Metros cúbicos/metros cuadrados	0.408	Galones/Pie cuadrado/minuto
	/hora (m3/m2/h)		(gal/pie2/min)
	Metros cúbicos/metros cuadrados /día (m3/m2/d)	24.5424	Galones/Pie cuadrado/día (gal/pie2/d)
	Litros/metros cuadrados/minuto	0.0245	Galones/Pie cuadrado/minuto
	(L/m2/min)		(gal/pie2/min)
	Litros/metros cuadrados/minuto	35.3420	Galones/Pie cuadrado/día
	(L/m2/min)		(gal/pie2/d)
	Toneladas / minuto	15.1197	Kilogramo / segundo (Kg/s)
	Toneladas / hora	0.25199	Kilogramo / segundo (Kg/s)
TEMPERATURA
	Grado Kelvin (ºK)	ºK - 273.15	Grados Celsius (ºC)
	Grado Kelvin (ºK)	273/492·ºK	Grados Rankine (ºR)
	Grados Celsius (centígrados, ºC)	273.15 + ºC	Grado Kelvin (ºK)
	Grados Celsius (centígrados, ºC)	(1,8 x ºC) + 32	Grados Fahrenheit (ºF)
	Grados Fahrenheit (ºF)	0.55 (ºF –32)	Grados Celsius (centígrados, ºC)
	Grados Rankine (ºR)	492/273·ºR	Grado Kelvin (ºK)

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MANUAL ÚNICO DE MEDICIÓN CAPITULO 16 MEDICIÓN DE HIDROCARBUROS POR MASA	Fecha: 29/11/2005	Página 1 de 7

MANUAL ÚNICO DE MEDICIÓN

CAPITULO 16

MEDICIÓN DE HIDROCARBUROS

POR MASA

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TABLA DE CONTENIDO

RELACIÓN DE VERSIONES	¡ERROR! MARCADOR NO DEFINIDO.

1.	OBJETO	3

2.	ALCANCE	3

3.	GLOSARIO	3

4.	DOCUMENTOS DEROGADOS. NO APLICA	3

5.	CONDICIONES GENERALES	3

5.1	SENSORES	3
5.2	CONFIGURACIÓN	4

6.	DESARROLLO	4

6.1	INSTALACIÓN	5
6.1.1.	INSTALACIÓN DE SENSORES DE PRESIÓN	6
6.1.2.	INSTALACIÓN DE LOS SENSORES DE TEMPERATURA	6
6.2	MANTENIMIENTO	6

7.	REGISTROS	7

8.	CONTINGENCIAS . NO APLICA	7

9.	BIBLIOGRAFÍA	7

10.	ANEXOS	7

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1.	OBJETO

Establecer los parámetros a utilizar en la instalación de Sistemas Hidrostáticos de Medición de Tanques (HTG), utilizando la medición directa de la masa contenida en tanques de almacenamiento de hidrocarburos.

2.	ALCANCE

Aplica a las áreas operativas y funcionarios que usan de sistemas HTG en tanques atmosféricos cilíndricos verticales con techo fijo o flotante.

3.	GLOSARIO

Para una mayor comprensión de este documento puede consultar el Capitulo 1 del Manual Único de medición “Condiciones Generales” en su numeral 3 “Glosario Aplicable al Manual Único de Medición”.

HTG: Hydrostatic Tank Gauging Systems. Sistemas hidrostáticos de medición de tanques. Sistema de medición de la masa total estática almacenada en un tanque.

4.	DOCUMENTOS DEROGADOS. No Aplica

5.	CONDICIONES GENERALES

5.1	SENSORES

✓	Los sistemas HTG estarán conformados por tres sensores de presión, instalados en la carcasa del tanque.
✓	El primer sensor (P1) debe estar instalado cerca al fondo del tanque, el segundo sensor (P2) debe estar instalado en la mitad del tanque y es usado para la determinación de la densidad y el nivel del líquido en el tanque. Se puede prescindir del uso de este sensor si la densidad del producto es conocida con certeza ya que es requerida para realizar los cálculos, en este caso debe ser ingresada manualmente.
✓	Cuando el nivel en el tanque cae por debajo de P2, no es posible determinar la densidad del líquido, en este caso el sistema debe utilizar el último dato de densidad calculado en P2.
✓	El sensor de presión 3 (P3) debe estar ubicado en el techo del tanque y sensa la presión del espacio de ULLAGE del tanque, este sensor no es necesario en tanques flotantes.
✓	Los sensores de temperatura se deben utilizar para la determinación de la temperatura del líquido contenido en el tanque. Por las siguientes razones:
a.	Cálculo de la expansión volumétrica de la carcaza del tanque.
b.	Cálculo de la densidad de referencia de la densidad observada.

Este sensor es útil en el caso de no tener el sensor P2, para realizar los cálculos de la densidad observada.

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5.2	CONFIGURACIÓN

La configuración del sistema varía dependiendo de la aplicación, las más usuales son las siguientes:

a.	Densidad del liquido conocida: en este caso no sería necesario utilizar P2.
b.	Presión de ullage conocida: cuando los tanques tienen sistemas de venteo hacia la atmósfera y en el caso de los tanques con techo flotante.
c.	Temperatura del liquido conocida: no se requiere usar el transmisor de temperatura.
d.	Condiciones atmosféricas variables: Se deben usar transmisores de presión y temperatura para evitar errores secundarios.

6.	DESARROLLO

La medición hidrostática de tanques es un método utilizado para la determinación de la masa estática total de petróleo crudo o productos líquidos del petróleo almacenados en tanques cilíndricos verticales. El diagrama funcional que deben seguir los sistemas HTG se muestra en la figura 1.

Figura 1 – Diagrama de un Sistema Funcional HTG

✓	El procesador recibe los datos de los sensores y junto con los datos del tanque y el líquido contenido en él, realiza el cálculo de la masa contenida en el tanque. Como se ve en la figura 1
✓	El procesador guarda los parámetros en cuatro grupos: datos del tanque, datos del sensor, datos líquidos y datos ambiente. Ver parámetros en la tabla 1.
✓	El procesador puede ser compartido por varios tanques.

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✓	Todos las variables suministradas por el procesador se pueden desplegar, imprimir, o comunicar a otro procesador.
✓	El procesador debe realizar las compensaciones por presión y temperatura del liquido.

GRUPO DE
PARAMETROS	PARAMETROS	NOTA
Datos Tanque	Tipo del techo del tanque	Fijo o flotante o ambos.
	Masa del techo del tanque	Sólo techos flotantes.
	altura de la zona crítica	sólo techos flotantes.
	altura de la clavija	sólo techos flotantes.
	tipo de la pared del tanque	aislado o no aislado.
	material de la pared del tanque	dos constantes de la expansión térmicos Cáp. 2.2 A.
	tabla de capacidad del tanque	Volúmenes a dar por niveles.
	temperatura de calibración del tanque	temperatura con la cual se corrigió la tabla de la capacidad del tanque.
Dato Sensor HTG	Configuración del sensor	Tanque con 1,2 o 3 sensores
	Elevación del sensor P1	Punto de referencia HTG
	Elevación del sensor P2	Referenciado a P1
	Elevación del sensor P3	Referenciado a P1
Datos Liquido	Densidad del liquido	Si ningún sensor P2, consultar el
	Coeficiente de expansión del liquido	API 2540
Nivel de agua libre
Datos ambiente	Aceleración local debido a gravedad	Obtenido de una fuente reconocida
	Temperatura ambiente	Opcional
	Presión del ambiente	Opcional

Tabla 1. Almacenamiento de parámetros HTG

6.1	INSTALACIÓN

Antes de la instalación de los sensores de presión del HTG se deben realizar las siguientes actividades que tiene relación con la preparación del tanque:

✓	Todos los sensores de presión se deben instalar del mismo lado del tanque y se deben proteger del sol y el viento.
✓	Las conexiones de los sensores de presión deben estar lo más lejos posible de los lugares donde halla movimiento de producto como en las zonas de bombeo o mezcla, para evitar presiones estáticas adicionales, y se deben colocar con el tanque fuera de servicio.

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✓	El sensor P1 debe estar instalado lo más bajo posible del tanque pero por encima de la zona de sedimentos o agua.
✓	El sensor P2 se debe instalar de 2 a 3 metros de distancia por encima de P1, teniendo en cuenta que cuando el nivel del líquido este por debajo de P2 no será posible determinar la densidad.
✓	Se recomienda que se verifique la tabla de aforo del tanque conforme con lo especificado en el capitulo 2 “calibración de tanques”.

6.1.1.	INSTALACIÓN DE SENSORES DE PRESIÓN

✓	Todos los sensores de presión deben tener válvulas de bloque que permitan su fácil desacople del tanque para procesos de calibración en laboratorios o In-Situ.
✓	La altura (Hb) de P1 por encima del punto de referencia HTG debe tener un error de instalación menor a +/- 1/ 32 pulg o 1 mm, (se debe medir cuando el tanque este lleno y cuando este vació) ya que este es usado para determinar la masa del producto, P1 se debe instalar en la parte más baja del tanque donde el efecto de deformación de la carcaza del tanque es menor durante las operaciones de llenado y descarga.
✓	La distancia vertical (H) entre P1 y P2 debe tener un error de instalación menor a +/- 1/ 32 pulg o 1 mm, ya que este es utilizado para la determinación de la densidad del líquido.
✓	La distancia vertical (Ht) entre P1 y P3 debe tener un error de instalación menor a +/- 2 pulg o 50 mm, ya que este es utilizado para la determinación de la masa de vapor y los efectos del aire, los cuales son usados en factores secundarios.
✓	La exactitud en la determinación de la presión se puede mejorar eliminando los gradientes de temperatura alrededor del sensor, para mantener el sensor a una temperatura constante.

6.1.2.	INSTALACIÓN DE LOS SENSORES DE TEMPERATURA.

✓	El sensor de temperatura del producto se debe instalar en un punto cualquiera entre P1 y P2.
✓	Se puede instalar un sensor para medir la temperatura ambiente, el cual debe ser instalado del mismo lado del tanque de los sensores de presión.

6.2	MANTENIMIENTO

Para realizar el mantenimiento del sistema se realiza una validación y calibración, la primera se diferencia de la segunda, en que no implica ninguna corrección a los parámetros de medición hidrostática del tanque.

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✓	El objetivo principal de la validación de HTG es mostrar que el sistema todavía trabaja con exactitud. Se ejecuta usualmente partiendo de la programación normal, donde se supervisa desempeño y se establece frecuencia de calibración del sistema, si la validación identifica que existe una tendencia a que el sistema exceda los límites predeterminados para el HTG debe ser recalibrado. Los límites deben tener en cuenta por anticipado la combinación de incertidumbres de la medida de HTG, el equipo de referencia, y los requisitos de ejecución de HTG.

✓	El objetivo de la calibración HTG es verificar su exactitud y emprender acciones apropiadas de tipo correctivo para garantizarla. Se debe ejecutar calibración del sistema cuando se haya detectado en el seguimiento degradación del HTG ya sea en el momento de la validación del sistema o por intervalos regulares.

Con la excepción del sensor de presión cero, ninguno de los sensores se ajustara en lo posible. Los sensores de presión que se encuentren fuera de especificación, se deben reemplazar.

7.	REGISTROS

Son los formatos que soportan la medición HTG entre ellos esta:

•	Reporte de validación del sensor de presión, de temperatura
•	Reporte de calibración
•	Verificación de los sensores

8.	CONTINGENCIAS . No aplica

9.	BIBLIOGRAFÍA

DIRECCIÓN DE DESARROLLO. Política Y Procedimiento Para El Sistema De Gestión De La Normativa De Ecopetrol S.A. ECP-DDS-D-01.. Versión 1. Colombia, 2004

AMERICAN PETROLEUM INSTITUTE. Manual of Petroleum Measurement Standards.Washington- CHAPTER 16 section 2. Mass Measurement Of Liquid Hydrocarbons In Vertical Cylindrical Storage Tanks By Hydrostatic Tank Gauging. Estados Unidos de Norteamerica API 2002

10.	ANEXOS

No aplica.

MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPITULO 17 – MEDICIÓN MARINA Y FLUVIAL
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACIÓN
ECP-VSM-M-001-17	Fecha aprobación: 01/04/2010	Versión: 01

TABLA DE CONTENIDO

		Pág.
1	OBJETIVO	2
2	GLOSARIO	2
3	CONDICIONES GENERALES	2
3.1	ASPECTOS DE SEGURIDAD PARA LA INSPECCIÓN A BORDO	3
4	DESARROLLO DEL DOCUMENTO	4
4.1	ANTES DE LA CARGA	4
4.2	DURANTE EL CARGUE	12
4.3	MEDICIÓN DE CANTIDADES A BORDO DESPUÉS DEL CARGUE	12
4.4	CONCILIACIÓN DE CIFRAS EN EL PUERTO DE CARGUE	13
4.5	ANTES DE LA DESCARGA	15
4.6	DURANTE LA DESCARGA	20
4.7	INSPECCIÓN DEL BUQUE DESPUÉS DE LA DESCARGA	21
4.8	INSPECCIÓN EN TIERRA DESPUÉS DE LA DESCARGA	22
4.9	CONCILIACIÓN DEL PUERTO DE DESCARGA	23
4.10	REGISTROS	24
5	CONTINGENCIAS	24

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPITULO 17 – MEDICIÓN MARINA Y FLUVIAL
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACIÓN
ECP-VSM-M-001-17	Fecha aprobación: 01/04/2010	Versión: 01

1	OBJETIVO

Establecer los parámetros para determinar las cantidades y calidades de los hidrocarburos comprometidas en operaciones de transporte marítimo (buque tanques y embarcaciones fluviales) para transferencia en custodia.

2	GLOSARIO

Para una mayor comprensión de este documento consulte el Manual de Medición de Hidrocarburos (MMH) Capítulo 1 “Condiciones Generales y Vocabulario” en su numeral 2, Glosario.

3	CONDICIONES GENERALES

•	Debe otorgarse especial consideración a los procedimientos pertinentes de seguridad y salud ocupacional.

•	do el personal involucrado en la operación del manejo de sustancias asociadas con el petróleo, al igual que otros materiales químicos, debe conocer sus características químicas y físicas (MSDS).

•	En los terminales marítimos y fluviales, la medición de cantidad tiene el siguiente orden de prioridad: medición dinámica, medición estática en tanques de tierra y medición estática en tanques de buquetanques y/o barcaza aplicando factor de experiencia, siendo este último aplicado a casos excepcionales, previo acuerdo entre las partes.

•	En toda operación nacional e internacional que involucre actividades marinas y/o fluviales, el Coordinador del Terminal y/o el “Cargo Loading Master” debe realizar y liderar la reunión de inicio de actividades “key meeting”, tanto a bordo del buquetanque, como en barcaza y tierra, en la cual se acordarán todas las condiciones de la operación. Deben asistir el Cargo Loading Master, el Inspector de Cantidad y Calidad y el Oficial designado del buquetanque. En todo caso se debe dejar constancia en el documento de registro correspondiente.

•	En el evento que el cliente o Ecopetrol nomine un inspector para Loss Control, este tramitará oportunamente a través de la Gerencia de Comercialización Nacional o Internacional de ECOPETROL, las autorizaciones respectivas para el ingreso a las instalaciones de tierra, barco o Terminal. El inspector de Loss Control participará en la reunión clave de tierra.

•	En toda operación fluvial nacional, el coordinador del Terminal y/o el supervisor debe realizar y liderar las reuniones de inicio de actividades “key meeting”, tanto a bordo de la barcaza como en tierra, en la que se acuerden todas las condiciones de la operación. En todo caso se debe dejar constancia en el documento de registro correspondiente.

•	El “Cargo Loading Master” debe verificar el contenido de oxígeno de los tanques de carga del buquetanque para garantizar la seguridad de la operación. No obstante el personal del Terminal y/o inspectores deben estar dotados de los elementos de protección personal incluido el detector de H2S para fuel oil y crudos (opcional para los inspectores).

•	Todas las mediciones volumétricas efectuadas a bordo del buquetanque deberán realizarse de conformidad con el API MPMS Capítulo 17 Marine Measurement y en especial con los Capítulos17.1 ― Guidelines for Marine Cargo Inspection y 17.2 ― Measurement of Cargoes on Board Tank Vessels, no obstante, se deben cumplir con capítulos del MMH, tales como el Capítulo 3 ― Medición Estática, Capítulo 4 ― Sistemas Probadores, Capítulo 5 ― Medición Dinámica, Capitulo 7 ― Determinación de Temperatura, Capítulo 8 ― Muestreo y sus condiciones, Capítulo 12 ― Cálculo de Cantidades de Petróleo, al igual que con el API MPMS Capítulo 14.6 ― Continuous Density Measurement, el API MPMS Capítulo 14.8 ― Liquefied Petroleum Gas Measurement y las normas ASTM aplicables.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPITULO 17 – MEDICIÓN MARINA Y FLUVIAL
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACIÓN
ECP-VSM-M-001-17	Fecha aprobación: 01/04/2010	Versión: 01

•	En ventas internacionales Ecopetrol S.A. acepta una diferencia máxima entre las cifras tierra-buque (después de aplicar el factor de experiencia) de 0,50% en GSV. Para compras, aplicarán las condiciones indicadas por el vendedor.

•	Una vez completado el cargue se dará media hora de reposo, seguidamente se procederá a la realización de mediciones y la toma de muestras. En condiciones normales de operación el inspector y el personal del Terminal dispondrá de un máximo de cuatro horas para la medición, muestreo, cálculos, elaboración y entrega de la documentación.

•	Para productos blancos, transportados en buquetanques y /o barcaza con los tanques de carga inertizados, el inspector debe tomar todas las previsiones necesarias para verificar el estado de limpieza de los tanques de cargue. No obstante el inspector acordara un desplace (30 cm) hacia todos los tanques de carga en los cuales se tomará una muestra para verificar visualmente el estado de limpieza del sistema. Este procedimiento se realizará luego de la verificación de llenado de línea.

•	Cada Terminal deberá contar con el MSDS (assay o catálogo de productos) actualizado con vigencia mínimo de un año.

3.1	ASPECTOS DE SEGURIDAD PARA LA INSPECCIÓN A BORDO

•	Ninguna de las personas involucradas en la operación entrará a espacios confinados del buque para inspecciones visuales, a menos que esté entrenado y que sea aprobada su entrada por el Terminal y el capitán del buque, en cuyo caso se debe cumplir con los procedimientos de seguridad para entrada a espacios confinados.

•	Todo buque y/o barcaza que arribe a un terminal de Ecopetrol S.A. debe cumplir con las normas de seguridad del Terminal.

•	Se deben cumplir las reglas fundamentales de seguridad de Ecopetrol y las normas de seguridad del buquetanque.

•	Está prohibido portar fósforos o encendedores a bordo.

•	Para abordar botes o tanqueros se debe portar siempre chaleco salvavidas.

•	No se podrán realizar actividades de medición y/o muestreo a bordo sin la previa autorización del Loading Master y el Primer Oficial del buque.

•	En el evento que el buquetanque no disponga de un sistema Closed Loading System se deberá concertar salvaguardas para control de riesgos.

•	Todo personal que ingrese a las instalaciones portuarias y tanqueros debe tener el certificado de inducción de HSE de Ecopetrol S.A. vigente.

•	Para la medición de niveles de oxígeno y H2S, el Terminal debe contar con equipos calibrados y con certificados vigentes.

•	El uso de equipos de comunicación VHF y UHF permanente y correctamente instalados durante operaciones de cargue/descargue y deslastre, debe ser estrictamente obligatorio, de conformidad con el ISGOTT numeral 4.8.2.2.- El Terminal debe contar con un canal principal y otro secundario para su uso exclusivo, asignado por el Ministerio de Comunicaciones.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPITULO 17 – MEDICIÓN MARINA Y FLUVIAL
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACIÓN
ECP-VSM-M-001-17	Fecha aprobación: 01/04/2010	Versión: 01

4	DESARROLLO DEL DOCUMENTO

Se debe determinar la cantidad y la calidad de carga a bordo de buquetanques y/o barcazas realizando en forma precisa las actividades de medición, determinación de temperatura, muestreo y cálculo de todos los materiales contenidos en las tuberías del buquetanques y/o barcazas, tanques de carga y tanques de residuo. Asimismo, se debe inspeccionar cualquier espacio vacío que pueda contener carga, como tanques permanentes de lastre, doble fondo, espacios de seguridad y calcular cualquier volumen contenido en estos espacios.

4.1	ANTES DE LA CARGA

Antes del comienzo del proceso de cargue el “Cargo Loading Master”, los Inspectores de la carga, los representantes del buque, personal operativo del Terminal y demás personas involucradas en la operación deberán mantener una o más reuniones para acordar los siguientes aspectos:

•	Identificar el personal clave de la operación.

•	Verificar el estado de las comunicaciones.

•	Oficializar cantidad a cargar.

•	Conocer el plan de cargue del buquetanque.

•	Condiciones de la línea tierra-buque

•	Naturaleza de los tres últimos cargues.

•	Método de limpieza de los tanques de cargue.

•	Conocer el procedimiento que utilizará el Terminal para el cargue.

•	Entregar al oficial del buque, gravedad API y temperatura de tierra para los cálculos referenciales de cantidades en el buque.

•	Acordar quien para bombeo, si el buque o tierra.

4.1.1	Inspección en Tierra

Determinar la naturaleza y cantidades del material en las líneas de tierra hasta la brida del buque. Cuando el contenido de la línea sea dudoso o cuando exista la posibilidad de contaminación de la carga, deberán analizarse muestras de línea a fin de verificar la compatibilidad con la carga que será embarcada. Como alternativa, el contenido de las líneas en tierra pueden cargarse en un solo compartimiento del buque para medirlo, muestrearlo y analizarlo. La calidad del contenido de la línea, cuando no exista sistema de muestreo automático, se determinará con la calidad del último tanque de tierra utilizado. Sí la línea se empaca con más de un tanque se toma calidad ponderada de cada tanque.

NOTA:	Las muestras de línea pudieran no ser representativas debido a limitaciones en la localización del punto de muestreo.

4.1.1.1	Condiciones de llenado de línea

Determinar la condición de llenado de la línea. (Véase API MPMS Cap. 17.6). Reportar la condición y el método utilizado. Adicionalmente, registrar y reportar la capacidad total de las líneas utilizadas en tierra. Es responsabilidad del Terminal asegurarse de que todas las líneas y válvulas están colocadas en la posición correcta para la operación. Siempre que sea práctico, estos ajustes deberán ser confirmados por el inspector y las válvulas selladas.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPITULO 17 – MEDICIÓN MARINA Y FLUVIAL
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACIÓN
ECP-VSM-M-001-17	Fecha aprobación: 01/04/2010	Versión: 01

Cada Terminal determinará el método de llenado de línea que sea aplicable de acuerdo a sus condiciones operativas. Los métodos más utilizados en Ecopetrol son el de desplazamiento y presionamiento de línea, sin embargo, en casos en los que se requiera cambios drásticos en la calidad del producto se recomienda que existan las facilidades para recirculación interna.

Al utilizar líneas de carga no exclusivas, tomar en cuenta la secuencia de carga de los productos que fluyen a través de las líneas para minimizar el potencial de contaminación causado por el desplazamiento del contenido de línea. Esta determinación deberá incluir un acuerdo sobre cómo serán desplazadas las líneas y/o cómo serán manejadas las interfases de los diferentes productos.

Si el material a ser embarcado requiere calentamiento, reportar si las líneas en tierra están aisladas, y siempre que sea posible, obtener y registrar la temperatura de la línea.

4.1.1.2 Tolerancia acordada

En cada Terminal se llevará un registro histórico de las diferencias en el llenado de línea para cada embarque, con el fin de disponer de un estadístico típico que soporte estas discrepancias. El valor de la tolerancia se acordará entre las partes durante la reunión clave (key meeting).

4.1.1.3 Métodos para el llenado de línea

Cuando la custodia de líquidos del petróleo se transfiere a o desde buques, la exactitud en la medición de las cantidades transferidas se ve afectada por el contenido e integridad de las líneas de tierra y del buque y también por las mediciones en los tanques en tierra y del buque.

4.1.1.3.1 Método de desplazamiento

El método de desplazamiento de línea se refiere a la acción de medir la cantidad de líquido bombeado desde un tanque en tierra a un buque (o viceversa) a través del sistema de líneas designado para la transferencia del cargamento, y la posterior comparación entre el volumen medido entregado y el recibido.

4.1.1.3.2 Método de presionamiento (empaque)

Este método asume que el sistema de línea designado es hermético y capaz de soportar presiones aplicadas durante las operaciones de presionamiento (empaque) de línea sin pérdida de presión, según las lecturas de un manómetro calibrado. Este procedimiento es inválido con cualquier sistema de línea que no cumpla esta recomendación de hermeticidad. Consultar Apéndice del API MPMS Capítulo 17.6

4.1.1.3.3 Método de circulación interna

En este método se transfiere un volumen medido de líquido desde un tanque en tierra hacia el mismo u otro tanque, utilizando el sistema de líneas designado para la transferencia del cargamento hacia o desde un buque.

4.1.1.3.4 Método de barrido con "marrano"

El método de barrido con "marrano" se refiere a la acción de desplazar el contenido de un sistema de líneas por medio de un dispositivo de limpieza o arrastre ajustado al diámetro interior de la línea, el cual es desplazado por medio de un gas o líquido, dejando la línea llena con el fluido desplazante.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPITULO 17 – MEDICIÓN MARINA Y FLUVIAL
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACIÓN
ECP-VSM-M-001-17	Fecha aprobación: 01/04/2010	Versión: 01

4.1.1.3.5 Método de purga en punto alto

Las válvulas de sangrado en punto alto se deberían instalar únicamente con la finalidad de verificar el llenado de las líneas. No se deberían utilizar para éste propósito otras válvulas instaladas en la línea. Las válvulas en puntos altos o mirillas deberían estar localizadas comenzando en un punto cercano al buque y en aquellos puntos de la trayectoria de la línea, donde se tenga la máxima elevación, como pueden ser cruces de calles u otras secciones elevadas. Las válvulas en punto alto deberán estar insertadas en el punto de mayor elevación de la circunferencia de la línea; de otra manera, no se debería utilizar este procedimiento.

Si no es posible purgar para evacuar los gases observados en la mirilla, se debería seleccionar uno de los métodos alternos de verificación.

4.1.1.4 Verificación de la Línea después del desplazamiento

Después de que el cargamento ha sido transferido, se debería determinar la condición de lleno de las líneas de tierra aplicando alguno de los métodos indicados, excepto por el de desplazamiento de línea.

4.1.1.5 Equipos de Medición

Todos los equipos de medición usados deben estar calibrados y ser verificados antes de cada operación por los inspectores y el operador encargado. Los inspectores y/o el operador encargado son los responsables de:

•	Realizar inspección visual que garantice buen estado físico-mecánico de los elementos de medición

•	Verificar la exactitud de las cintas y termómetros de medición de campo.

•	Mantener un registro actualizado de la calibración y verificación de los equipos e instrumentos de medición, de conformidad con su plan metrológico. El inspector comercial (tierra y buque) debe disponer de equipos de medición asegurados metrológicamente.

•	Mantener registros de verificación y calibración de los equipos de laboratorio.

•	El inspector comercial deberá verificar el estado físico mecánico y metrológico de los equipos de medición del buque.

4.1.1.6 Cargas presurizadas

En este tipo de cargamentos la cantidad de líquido y de vapor debe ser determinada con exactitud. El equipo requerido incluye un tanque aforado, y dispositivos para medición de nivel, temperatura y presión. Los sistemas para medición de tanques deben ser cerrados o restringidos.

Los equipos de medición deben cumplir con un plan periódico de confirmación metrológica, cada vez que la nave vaya a dique seco, de todos modos, el proceso de calibración no debe ser superior a tres años.

El aforo de los tanques de carga tendrá validez durante toda la vida de la nave, mientras no se hagan trabajos que modifiquen la capacidad de los mismos. Se debe comprobar la existencia de registros vigentes de verificación de los instrumentos de medición.

Los tanques de carga del buque deberán contar con sistemas de medición de nivel redundantes que utilicen principios diferentes. Los dos sistemas deben ser independientes, de tal modo que el fallo de uno no influya en el rendimiento del otro. Cada sistema contará con una tabla certificada de aforo. Si solamente existe una tabla de aforo, deberán existir tablas separadas para la aplicación de las correcciones por asiento y escora.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPITULO 17 – MEDICIÓN MARINA Y FLUVIAL
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACIÓN
ECP-VSM-M-001-17	Fecha aprobación: 01/04/2010	Versión: 01

4.1.1.6.1 Equipos para medición de nivel

Existen sistemas automáticos y manuales que permiten determinar el nivel de líquido en un tanque de carga. Entre los equipos automáticos tenemos: radar, flotadores, magnéticos, hidrostáticos y sistemas híbridos.

Entre los sistemas manuales se pueden mencionar: el tubo deslizante, varilla magnética, cinta magnética.

4.1.1.6.2 Medición estática

Para calcular la cantidad en tanques de carga, se deben determinar exactamente los siguientes parámetros:

•	Nivel de líquido en el tanque

•	El volumen de vapor en el tanque

•	Temperatura promedio del líquido

•	Temperatura promedio de la fase de vapor

•	Presión en el espacio de vapor

•	La composición del líquido y del vapor

•	La densidad representativa de las fases líquida y de vapor

•	Información adicional que se requiera para efectuar correcciones a las lecturas de los dispositivos de medición.

Las mediciones de nivel de líquido se tomarán en el punto de referencia señalado en las tablas de aforo de los tanques, utilizando el sistema de medición acordado en la reunión inicial.

4.1.1.6.3 Medición de temperatura y presión

Se deben determinar por medio de la medición de nivel cuáles sensores de temperatura y presión serán utilizados para cada una de las fases. Las lecturas se tomarán simultáneamente con la medición de nivel.

4.1.1.6.4 Muestreo

La muestra debe ser representativa de la carga en una de sus formas: vapor o líquido. Para obtener representatividad de la muestra, se recomienda muestreo continuo ponderado al flujo, en donde sea posible. Según sea apropiado, se puede tomar más de una muestra puntual, o en algunos casos, una muestra puntual de un tanque cuya carga que se haya mezclado completamente. El equipo, la técnica de muestreo y la manipulación de la muestra influyen en la precisión de los resultados analíticos.

El punto de muestreo debe estar equipado con una sonda que se extienda aproximadamente hasta el tercio central de la tubería. La posición del tubo deslizante permitirá tomar muestras de la fase líquida o de la fase de vapor.

4.1.1.6.5 Medición dinámica

Usualmente el único método de medición a bordo es el de medición estática, sin embargo, si existen sistemas de medición dinámica en un Terminal de carga o descarga, se deberán considerar todas las variables que afectan a este método de medición (ver MMH Capítulos 5, 12 y 13).

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPITULO 17 – MEDICIÓN MARINA Y FLUVIAL
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACIÓN
ECP-VSM-M-001-17	Fecha aprobación: 01/04/2010	Versión: 01

4.1.1.6.6 Cálculo de la cantidad

Guía para el cálculo y pasos necesarios para la determinación de la masa y volumen del producto:

Figura 1

4.1.1.7 Medición manual en tanques de tierra

En el Terminal se deberá tener en cuenta lo siguiente:

Verificar la altura de referencia de las tablas de aforo del tanque. Se deberá investigar y anotar cualquier diferencia entre las alturas de referencia observadas y las mostradas en las tablas de capacidad del tanque. (Véase API MPMS Cap. 17.2, Apéndice B.3). Tomar la medida de apertura, temperaturas, muestras y mediciones de agua de cada tanque a ser utilizado para la carga.

Si se determina que el contenido de los tanques está en movimiento y no es posible esperar a que alcance el equilibrio, se deberán registrar todas las mediciones del tanque y notificar a todas las partes involucradas. Se deberá emitir una Carta de Protesta si la situación no se puede solucionar. Para fines comparativos, registrar las lecturas de los medidores automáticos de nivel. (Véase el API MPMS Cap.3.1A). En el caso de tanques con techo flotante, se deberá evitar la toma de mediciones mientras el techo está en la zona crítica. Se deberá registrar la colocación de las patas del techo en posición alta o baja y la zona critica.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPITULO 17 – MEDICIÓN MARINA Y FLUVIAL
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACIÓN
ECP-VSM-M-001-17	Fecha aprobación: 01/04/2010	Versión: 01

Es responsabilidad del Terminal asegurarse de que todas las líneas y válvulas estén colocadas en la posición correcta para la operación. Siempre que sea práctico, estos ajustes deberán ser confirmados por el inspector y las válvulas selladas.

NOTA:	Para casos excepcionales en que no se pueda cumplir con el procedimiento de medición manual se aplicará, previo acuerdo entre las partes medición con tanques en movimiento y/o medición automática de nivel.

4.1.1.8 Medición automática

En Ecopetrol S.A. se puede utilizar un equipo tipo radar para medición en tanques de tierra, pero solo como referencia.

4.1.1.9 Medición de temperatura

La determinación de la temperatura del producto dentro de un tanque en tierra es crítica para el proceso de transferencia de custodia. Por lo tanto, al efectuar la medición, deberán tomarse cuidadosamente las temperaturas.

El Termómetro Electrónico Portátil (PET) es el equipo preferido para obtener temperaturas. El PET deberá tener un rango calibrado de precisión que abarque el rango deseado de temperaturas del material al cual se le va a tomar la temperatura. (Ver MMH Capítulo 7).

NOTA:	se recomienda como buena práctica para los Terminales, mantener un kit de medición exclusivo para transferencia de custodia, así como también la adquisición de cintas de medición de última generación provistas con sensores de temperatura, producto e interfase de agua libre.

4.1.1.10	Muestreo manual

Cada tanque en tierra a ser utilizado en la carga debe ser muestreado en cantidad suficiente para cumplir con los requerimientos de las partes involucradas y de los ensayos de laboratorio requeridos. Los recipientes de muestra deben estar limpios, y en el caso de productos de petróleo, deberán ser lavados con el producto antes de la extracción de la muestra.

Todo equipo de muestreo (incluyendo los recipientes) debe inspeccionarse antes de su uso, a fin de asegurarse de que esté limpio, seco y libre de todas aquellas sustancias que puedan contaminar la muestra.

Se debe evitar el uso de cuerdas o cintas de muestreo sucias, ya que las mismas pueden contaminar la muestra.

Las muestras se identificarán con el número apropiado del tanque y otros datos pertinentes. Si aplica, sellar cada recipiente y registrar el número del sello (Véase MMH Capítulo 8).

4.1.1.11	Muestreo automático

Si se utiliza un muestreador automático, este debe estar debidamente preparado y limpio antes de tomarse la muestra y se debe efectuar una inspección visual del recipiente para la muestra. Indicar si el muestreador automático utilizado fue proporcional al flujo o proporcional al tiempo. Asegurar la representatividad de la muestra obtenida haciendo la evaluación del factor de desempeño del muestreador (Véase MMH Capítulo 8).

Se retendrán muestras testigo por un período de noventa días, en bodegas de almacenamiento que garanticen la integridad de las mismas.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPITULO 17 – MEDICIÓN MARINA Y FLUVIAL
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACIÓN
ECP-VSM-M-001-17	Fecha aprobación: 01/04/2010	Versión: 01

4.1.1.12	Medidores

Si el Terminal dispone de un sistema de medición dinámica, antes de realizar la carga, registrar la lectura inicial del medidor. Se recomienda probar los medidores durante la carga, de conformidad con el API MPMS Capítulos 4, 5 y 12.2.3 y reportarlo. Si se toman mediciones manuales y/o automáticas de los tanques en tierra, mostrar una comparación entre ellas y los volúmenes de los medidores. Si los volúmenes no pueden ser conciliados, volver a revisar los factores del medidor, las mediciones de los tanques de tierra y los cálculos. Registrar los resultados en el reporte de inspección.

Los operadores del Terminal son responsables de la operación de sus medidores y probadores. Para cada transferencia de custodia, se deberán suministrar los tiquetes del medidor y los datos apropiados de la prueba de los medidores.

Si por algún motivo no se pueden realizar corridas de calibración a los medidores dinámicos durante el cargue, se aceptarán los factores vigentes por producto hasta por cinco cargues máximo.

4.1.2 Inspección del Buque

4.1.2.1 Calado, asiento, y escora - Lastre a bordo

Se registrarán las condiciones de calado, asiento o escora que presente la nave. Medir y registrar la cantidad de cualquier cantidad de lastre remanente a bordo antes de iniciar la carga.

4.1.2.2 Líneas y tanques del buque - válvulas de toma de agua de mar

Todos los tanques del buque, incluyendo los de carga, lastre y compartimientos estancos (cofferdams) deben ser inspeccionados antes de la carga. Antes de medir el buque, solicitar que las líneas sean drenadas. Deben tomarse precauciones en cargas de grados múltiples a fin de evitar la mezcla del contenido de los diferentes productos de la línea. Medir la cantidad de carga o agua de lastre vaciada en el tanque y si existe suficiente cantidad extraer una muestra de la misma. Además, registrar la capacidad de las líneas que fueron drenadas. Reportar la transferencia de cualquier desecho en la sala de máquinas o de otros líquidos hacia los tanques de carga o desecho.

Antes de comenzar la carga, confirmar en presencia del personal del buque que las válvulas de toma de agua de mar y las de descarga al exterior estén en posición cerrada y selladas. Siempre que sea posible, sellar las válvulas para poder determinar si fueron utilizadas durante la carga. Registrar los números de los sellos.

4.1.2.3 Cuantificación del OBQ/ROB

Antes de tomar los cortes de agua y mediciones iniciales, obtener y registrar las alturas de referencia de las tablas de calibración. Registrar las alturas observadas e investigar y reportar cualquier discrepancia. Antes de realizar la carga, determinar la cantidad y naturaleza de cualquier material a bordo (OBQ), incluyendo toda la carga en tránsito y el material en espacios de carga no designados.

•	Medir la temperatura en todos los tanques de cargue, siempre que la profundidad del producto lo permita, con el fin de corregir los volúmenes. De no ser posible, se reportará el volumen bruto observado como GSV. Las mediciones se harán de acuerdo con el MMH Capítulo 7.

•	Obtenga muestras del OBQ/ROB de todos los compartimientos que contengan líquido, si es posible y mantenga la muestra de cada tanque por separado. De existir volúmenes no-líquidos, se debe extraer muestra de este material. Se deberán tener en cuenta las disposiciones del Capítulo 8 de este Manual.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPITULO 17 – MEDICIÓN MARINA Y FLUVIAL
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACIÓN
ECP-VSM-M-001-17	Fecha aprobación: 01/04/2010	Versión: 01

•	Para algunos productos es necesario extraer una muestra de la tubería al comienzo del cargue. Estas muestras deberán tomarse en las válvulas del manifold del buque y/o plataforma.

•	Use la tabla de corrección por asiento/escora, tabla de cuña o la fórmula de cuña para el cálculo del OBQ/ROB, donde aplique.

4.1.2.4 Inspección del combustible

Si se requiere, se debe realizar una inspección del combustible antes y después de la carga. Si el buque pretende cargar combustible durante la carga, los Volúmenes Brutos Observados se compararán con los documentos de recepción de combustible y con las tasas normales de consumo. Cuando se solicite, se deben extraer y analizar muestras del combustible. En barcazas de carga, si es requerido, inspeccionar y registrar las cantidades de los tanques de combustible diesel utilizado para abastecer los motores de las bombas.

4.1.2.5 Factor de Experiencia del Buque

Para cada viaje de un buque es posible calcular una razón de carga (VLR) y una razón de descarga (VDR). La razón de carga o descarga, es la cantidad medida a bordo del buque (TCV-OBQ Ó ROB), dividida por la cifra del Conocimiento de Embarque (Bill of Lading - B/L) o por la cantidad recibida en el Terminal de descargue (outturn quantity) respectivamente. El promedio aritmético de las razones que califiquen (VLRs ó VDRs) sobre varios viajes es el Factor de Experiencia del Buque (VEFL O VEFD para operaciones de cargue o descargue respectivamente) (API MPMS Capítulo 17.9).

El Factor de Experiencia del Buque (VEF), es un resumen de las diferencias Tierra-Buque y se usa como una herramienta para control de pérdidas con el fin de comprobar la validez de las cantidades obtenidas por mediciones en tierra. La cifra del Bill of Lading o las cantidades recibidas en el puerto de descarga se pueden determinar utilizando las cifras del buque, ajustadas por el VEF, de común acuerdo entre las partes.

En caso que las cifras del B/L se determinen por aplicación del VEF se utilizará para el cálculo del mismo, el método estadístico.

4.1.2.5.1 Criterios para calificación y rechazo de datos

El método de cálculo del VEF consiste en seleccionar viajes que califiquen utilizando el criterio de ±0,30% del promedio para cada razón de cargue o descargue. Este método es el preferido y deberá utilizarse siempre, a no ser que las partes determinen la utilización de un método alterno. Se deberán usar los últimos veinte viajes del buque, o tantos como sea posible hasta un máximo de veinte. Un VEF válido es el que se determina utilizando por lo menos cinco viajes que califiquen según el criterio de selección.

Se rechazarán inicialmente los datos que muestren discrepancias de ±2% (errores macro) y luego los que no cumplan con el criterio de ±0,30% del promedio de los viajes que queden luego de la eliminación de los primeros. La eliminación inicial de los errores macro garantiza la obtención de un promedio no distorsionado.

Los datos se obtendrán de los registros de cargue/descargue del buquetanque o barcaza, los cuales deberán estar registrados en formatos claros, preferiblemente según los recomendados en los Apéndices A y B del API MPMS Capítulo 17.9.

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GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACIÓN
ECP-VSM-M-001-17	Fecha aprobación: 01/04/2010	Versión: 01

4.2	DURANTE EL CARGUE

•	La comunicación entre tierra y buque-barcaza debe ser clara, eficiente y definirse en la reunión clave.

•	Cualquier problema que pueda afectar la operación, debe notificarse de inmediato a todo el personal involucrado.

•	Tome una muestra de la línea, cuando las partes interesadas lo crean necesario.

•	Incluir la hora y una descripción de cualquier suceso poco común en la columna apropiada del Registro de Tiempos.

4.3	MEDICIÓN DE CANTIDADES A BORDO DESPUÉS DEL CARGUE

•	Obtenga y registre los calados del buque-barcaza.

•	Durante la inspección final verifique que todas las líneas hayan sido drenadas a un tanque de carga del buque-barcaza.

•	Obtenga y registre las alturas de referencia de las tablas de calibración, antes de tomar las medidas finales y compárelas con las iníciales.

•	Tome y registre las medidas de niveles de producto, agua libre y temperaturas en todos los tanques.

•	Si los tanques son herméticos, asegúrese que las tablas de los tanques se haya recalculado o ajustado para el nuevo punto de referencia.

•	Registre marca del equipo utilizado para la medición (PMU), serie y fecha de calibración.

•	En caso de diferencias volumétricas, inspeccione los tanques de lastre-relojeras y de todas las áreas que no son de cargue.

•	Tome muestra de cada compartimiento de buque-barcaza de tal manera que se pueda preparar una muestra compuesta representativa de todo el cargamento.

•	La muestra representativa se realiza combinando las muestras individuales de cada tanque del buque, en proporción al volumen de cada tanque.

•	Cuando se conoce o se sospecha que hay material estratificado, deberá tomarse y analizarse muestras individuales a tres niveles a fin de determinar el grado de estratificación.

•	Una vez tomadas las muestras, identifíquelas, séllelas y distribúyalas a las partes interesadas.

•	Las muestras a bordo del buque-barcaza, son para entregar al representante del recibidor en el puerto de descargue.

NOTA:	En caso de presentarse condiciones de mar fuerte (rolling) que no permitan obtener una medición a bordo confiable, se procederá a establecer la medida oficial de buque y la liquidación volumétrica correspondiente en el puerto de descargue.

4.3.1	Cálculos del Volumen

•	Utilice un formato apropiado para efectuar los cálculos del volumen a bordo.

•	Calcule el volumen bruto de producto y agua libre para cada tanque.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPITULO 17 – MEDICIÓN MARINA Y FLUVIAL
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACIÓN
ECP-VSM-M-001-17	Fecha aprobación: 01/04/2010	Versión: 01

•	Determine el GOV de cada tanque, restándole el volumen de agua al volumen bruto.

•	Pida los datos de calidad de la muestra tomada en tierra que es la oficial para liquidar el cargue. Esta puede ser compuesta de tanques o del muestreador automático.

•	Con la temperatura del tanque y la gravedad API a 60 ºF determine el factor de corrección de volumen (VCF), aplicando la tabla ASTM correspondiente.

•	Calcule el GSV de cada tanque, multiplicando el VCF por el GOV.

•	Al GSV total reste el volumen OBQ/ROB y obtenga la cantidad neta cargada o descargada.

•	Si fuera necesario determine el factor CSW, con cinco (5) cifras decimales, aplicando el contenido (porcentaje) de agua y sedimento encontrado en el laboratorio.

•	Multiplique el factor CSW por el volumen GSV recibido a bordo del tanquero y obtenga el volumen NSV a bordo del buque.

•	Con la gravedad API determine los factores de conversión para determinar las toneladas largas y las toneladas métricas, del cargue y/o descargue

•	El TCV se determina, sumando el GSV del buque recibido abordo más el agua libre.

•	El procedimiento de cálculo se hará siguiendo las indicaciones señaladas en el MMH Capítulo 12.

4.4	CONCILIACIÓN DE CIFRAS EN EL PUERTO DE CARGUE

Comparar el Volumen Total Calculado [TCV] entregado por tierra, con el Volumen Total Calculado [TCV] recibido por el buque, corregido por VEF (el Volumen Total Calculado [TCV] recibido es igual al Volumen Bruto Estándar [GSV] más el agua libre, menos el OBQ). Si la diferencia es mayor que la especificada por las partes en el contrato o por las políticas establecidas de dichas compañías revisar nuevamente todas las mediciones y cálculos para intentar identificar la discrepancia. Si las diferencias no pueden ser conciliadas, notificar a las partes interesadas y emitir una Carta de Discrepancia Aparente a los representantes del buque y terminal.

Al comparar los volúmenes del Conocimiento de Embarque y del buque, cualquier discrepancia entre el Volumen Bruto Estándar, Volumen Neto Estándar, densidad, temperaturas, y/o cualquier otra especificación, se debe investigar e informar a las partes interesadas.

Cualquier problema que pudiera afectar los procesos posteriores en cualquier etapa de la transferencia, debe informarse lo más pronto posible a todo el personal clave involucrado para que pueda tomarse la acción correctiva pertinente. Cualquier acción o negativa de actuar, contraria a este procedimiento o acuerdos contractuales específicos previos, debe ser reportada a las partes interesadas y se documentará mediante la emisión de una Carta de Protesta.

4.4.1	Objetivo de la reconciliación de carga

El objetivo de la reconciliación de carga consiste en determinar si el resultado de un embarque marítimo de petróleo produce una pérdida o ganancia excesiva y, de ser así, identificar la razón (o razones) de las diferencias de volumen. El proceso de reconciliación puede ser complejo y solo debe llevarse a cabo cuando las circunstancias lo justifiquen o cuando sea específicamente solicitado.

Los pasos principales para la reconciliación de cargas marítimas son:

a)	recopilación de datos;
b)	llenado del Reporte de Análisis de Viaje (VAR) y, cuando se requiera,
c)	llenado del Reporte de Síntesis y Reconciliación de Viaje (VSRR).

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ECP-VSM-M-001-17	Fecha aprobación: 01/04/2010	Versión: 01

4.4.2	Recopilación de información para la reconciliación

Este primer paso consiste en reunir todos los datos relevantes de la medición en tierra y en el buque para su análisis y reconciliación. La fuente de datos de medición y de cálculos volumétricos son preferentemente los informes de una compañía de inspección independiente.

Los reportes de inspección de transferencias marítimas típicos incluyen: un reporte de aforo (o de medición) en tierra, un reporte de aforo del buque, una bitácora de tiempos, un reporte de verificación de llenado de la línea e información para calcular el factor de experiencia del buque (VEF).

(Véase API MPMS, Cap. 17.1 y 17.2 para una lista completa de la información que se debería incluir en los reportes de inspección). Podría ser necesario obtener información importante de otras fuentes, como por ejemplo el Terminal y el mismo buque.

4.4.3	Reporte del Análisis de Viaje (VAR)

El VAR proporciona un formato útil para la organización de la información básica del cargamento; así como también los cálculos recomendados en este procedimiento. Cualquier de las variaciones tierra a tierra es desglosada de acuerdo con el volumen total calculado (TCV), agua libre (FW), volumen bruto estándar (GSV), agua y sedimento (S & W) y volumen neto estándar (NSV) durante cada etapa del viaje.

4.4.4	Reporte de Síntesis y Reconciliación del Viaje (VSRR)

El VSRR está diseñado para consolidar los hechos reportados del viaje junto con información de antecedentes relevantes, para poder explicar la causa (o causas) de la pérdida o ganancia del viaje.

Si una pérdida o ganancia no puede explicarse de una manera satisfactoria con el proceso de análisis de viaje (VAR), se procederá con el proceso de Síntesis y Reconciliación de viaje, donde se revisan factores específicos relevantes para evaluar cada ganancia/ pérdida identificada.

Siempre que sea posible, las diferencias deberán cuantificarse en volumen. El total de los volúmenes de reconciliación debe aproximadamente igualar a la ganancia/pérdida total en NSV del movimiento.

Toda medición, cálculo de cantidades o método de análisis utilizado en esta reconciliación que no esté basado en estándares establecidos deberá explicarse, referenciarse o documentarse en su totalidad.

Las diferencias encontradas se deben registrar tanto en volumen como en porcentaje.

4.4.5	Posibles causas de pérdidas o ganancias

4.4.5.1 Tablas de corrección de volumen

Las tablas de VCF deben ser consistentes. Si las cantidades cargadas fueron calculadas utilizando tablas de VCF diferentes a las que se utilizaron en el puerto de descarga, se deberán entonces recalcular las cantidades cargadas, basadas en las tablas de VCF usadas para el cálculo de cantidades de descarga. En el proceso de comparación, se utilizarán los volúmenes de carga recalculados.

Cualquier diferencia de cantidad que resulte del uso de tablas de VCF diferentes debe registrarse en el VSRR.

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ECP-VSM-M-001-17	Fecha aprobación: 01/04/2010	Versión: 01

4.4.5.2 Agua libre

La cantidad de agua libre (FW) reportada en el (los) tanque(s) en tierra en el puerto de carga, en el buque después de efectuada la carga, en el buque al arribo al puerto de descarga y en los tanques de recibo en tierra puede variar.

4.4.5.3 Contenido de SW

La diferencia entre el S&W reportado en los puertos de carga y descarga es una explicación a la variación en el NSV (volumen neto estándar) reportado de tierra a tierra. Pueden ocurrir inconsistencias en los resultados de S&W por diferentes causas.

4.4.5.4 Diferencias Buque/Tierra

Se sabe que la cantidad en el buque, basada en sus tablas de capacidad, puede variar de la cantidad en tierra. La comparación de la cantidad en el buque y en tierra es un aspecto básico del análisis del viaje y del proceso de reconciliación. La diferencia entre la cantidad en tierra y del buque (ajustada por el VEF) puede indicar una cantidad inexacta en tierra o en el buque y podría justificar una investigación de la medición de las cantidades.

4.4.5.5 Diferencias Teóricas

La cantidad teórica de tierra es la cantidad en el buque ajustada por el VEF, tanto en el puerto de carga como en el de descarga. La cantidad teórica en tierra menos la cantidad medida real en tierra es la diferencia teórica.

4.4.5.6 Diferencias en Tránsito

Las diferencias en tránsito son normales en casi todos los movimientos marítimos y ocurren por una, o ambas, de las siguientes razones:

a)	Hay una ganancia o pérdida física del TCV durante el viaje.
b)	Hay discrepancias en las medidas.

Por ejemplo, si el buque indica más cargamento al llegar que lo reportado en el puerto de carga, los volúmenes y las medidas del cargamento deberían ser revisados y analizados cuidadosamente. Si la cantidad de salida fue presumiblemente subestimada, esta aparente ganancia en tránsito se registrad en el formato VSRR como “Diferencia en tránsito”.

Debe tenerse precaución cuando se registren las variaciones de tránsito puesto que las mismas podrían o no tener relación con la ganancia o pérdida total del cargamento.

4.4.5.7 Diferencias de OBQ/ROB

Es normal que ocurra una diferencia entre las cantidades del OBQ y el ROB. La práctica de cargar encima de los residuos de aceite retenidos (desechos) y la implementación de las técnicas de recuperación mejorada de carga, tales como el lavado con petróleo crudo (COW), producen un marcado efecto en las diferencias entre estos volúmenes.

4.5	ANTES DE LA DESCARGA

Antes del comienzo del proceso de descargue el “Cargo Loading Master”, los Inspectores de la carga, los representantes del buque, personal operativo del Terminal y demás personas involucradas en la operación deberán mantener una o más reuniones para acordar los siguientes aspectos:

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•	Identificar el personal clave de la operación.

•	Verificar el estado de las comunicaciones.

•	Conocer el plan de descargue del buquetanque.

•	Condiciones de la línea tierra-buque

•	Conocer el procedimiento que utilizará el Terminal para el descargue.

•	Verificar informes de hechos poco comunes en el puerto de cargue o durante la travesía que puedan requerir atención en la descarga.

•	Secuencia de descargue si el buquetanque trae parcelas múltiples

4.5.1	Inspección en Tierra

Determinar la naturaleza y cantidades del material en las líneas de tierra hasta la brida del buque. Cuando el contenido de la línea sea dudoso o cuando exista la posibilidad de contaminación de la descarga, deberán analizarse muestras de línea a fin de verificar la compatibilidad con la carga que será embarcada. Como alternativa, el contenido de las líneas en tierra pueden cargarse en un solo compartimiento del buque para medirlo, muestrearlo y analizarlo. La calidad del contenido de la línea, cuando no exista sistema de muestreo automático, se determinará con la calidad del último tanque de tierra utilizado. Si la línea se empaca con más de un tanque se toma calidad ponderada de cada tanque.

4.5.1.1	Condiciones de llenado de línea

Determinar la condición de llenado de la línea. (Véase API MPMS, Cap. 17.6). Reportar la condición y el método utilizado. Adicionalmente, registrar y reportar la capacidad total de las líneas utilizadas en tierra. Es responsabilidad del Terminal asegurarse de que todas las líneas y válvulas están colocadas en la posición correcta para la operación. Siempre que sea práctico, estos ajustes deberán ser confirmados por el inspector y las válvulas selladas.

Cada Terminal determinará el método de llenado de línea que sea aplicable de acuerdo a sus condiciones operativas. Los métodos más utilizados en Ecopetrol son el de desplazamiento y presionamiento de línea, sin embargo, en casos en los que se requiera cambios drásticos en la calidad del producto se recomienda que existan las facilidades para recirculación interna.

Al utilizar líneas de descarga no exclusivas, tomar en cuenta la secuencia de descarga de los productos que fluyen a través de las líneas para minimizar el potencial de contaminación causado por el desplazamiento del contenido de línea. Esta determinación deberá incluir un acuerdo sobre cómo serán desplazadas las líneas y/o cómo serán manejadas las interfases de los diferentes productos.

4.5.1.2	Medición manual en tanques de tierra

En el Terminal se deberá tener en cuenta lo siguiente:

Verificar la altura de referencia de las tablas de aforo del tanque. Se deberá investigar y anotar cualquier diferencia entre las alturas de referencia observadas y las mostradas en las tablas de capacidad del tanque. (Véase API MPMS, Cap. 17.2, Apéndice B.3). Tomar la medida de apertura, temperaturas, muestras y mediciones de agua de cada tanque a ser utilizado para la carga.

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Si se determina que el contenido de los tanques está en movimiento y no es posible esperar a que alcance el equilibrio, se deberán registrar todas las mediciones del tanque y notificar a todas las partes involucradas. Se deberá emitir una Carta de Protesta si la situación no se puede solucionar. Para fines comparativos, registrar las lecturas de los medidores automáticos de nivel. (Véase el API MPMS, Cap.3.1A). En el caso de tanques con techo flotante, se deberá evitar la toma de mediciones mientras el techo está en la zona crítica. Se deberá registrar la colocación de las patas del techo en posición alta o baja y la zona critica.

Es responsabilidad del Terminal asegurarse de que todas las líneas y válvulas estén colocadas en la posición correcta para la operación. Siempre que sea práctico, estos ajustes deberán ser confirmados por el inspector y las válvulas selladas.

NOTA:	Para casos excepcionales en que no se pueda cumplir con el procedimiento de medición manual se aplicará, previo acuerdo entre las partes medición con tanques en movimiento y/o medición automática de nivel.

4.5.1.3 Medición automática

Si se utiliza un sistema de medición automática de tanques sin que se comparen sus lecturas con mediciones manuales, registrar en el reporte de inspección las dos últimas veces que se compararon las mediciones automáticas con las manuales. Indicar en el reporte de inspección que se utilizaron mediciones automáticas.

Se puede utilizar un equipo tipo radar para medición en tanques de tierra, pero solo por referencia.

4.5.1.4 Medición de temperatura

La determinación de la temperatura del producto dentro de un tanque en tierra es crítica para el proceso de transferencia de custodia. Por lo tanto, al efectuar la medición, deberán tomarse cuidadosamente las temperaturas.

El Termómetro Electrónico Portátil (PET) es el equipo preferido para obtener temperaturas. El PET deberá tener un rango calibrado de precisión que abarque el rango deseado de temperaturas del material al cual se le va a tomar la temperatura. (Ver Capítulo 7 del MMH).

4.5.1.5 Muestreo manual

Cada tanque en tierra a ser utilizado en la descarga debe ser muestreado en cantidad suficiente para cumplir con los requerimientos de las partes involucradas y de los ensayos de laboratorio requeridos. Los recipientes de muestra deben estar limpios, y en el caso de productos de petróleo, deberán ser lavados con el producto antes de la extracción de la muestra.

Todo equipo de muestreo (incluyendo los recipientes) debe inspeccionarse antes de su uso, a fin de asegurarse de que esté limpio, seco y libre de todas aquellas sustancias que puedan contaminar la muestra.

Se debe evitar el uso de cuerdas o cintas de muestreo sucias, ya que las mismas pueden contaminar la muestra.

Las muestras se identificarán con el número apropiado del tanque y otros datos pertinentes. Si aplica, sellar cada recipiente y registrar el número del sello (Véase el MMH Capítulo).

4.5.1.6 Muestreo automático

Si se utiliza un muestreador automático, este debe estar debidamente preparado y limpio antes de tomarse la muestra y se debe efectuar una inspección visual del recipiente para la muestra. Indicar si el muestreador automático utilizado fue proporcional al flujo o proporcional al tiempo. Asegurar la representatividad de la muestra obtenida haciendo la evaluación del factor de desempeño del muestreador (Véase Capítulo 8 del MMH).

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPITULO 17 – MEDICIÓN MARINA Y FLUVIAL
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACIÓN
ECP-VSM-M-001-17	Fecha aprobación: 01/04/2010	Versión: 01

Se retendrán muestras testigo por un período de noventa días, en bodegas de almacenamiento que garanticen la integridad de las mismas.

4.5.1.7 Medidores

Si el Terminal dispone de un sistema de medición dinámica, antes de realizar la descarga, registrar la lectura inicial del medidor.

Se recomienda probar los medidores durante la descarga, de conformidad con el API MPMS, Capítulos 4, 5 y 12.2.3 y reportarlo. Si se toman mediciones manuales y/o automáticas de los tanques en tierra, mostrar una comparación entre ellas y los volúmenes de los medidores. Si los volúmenes no pueden ser conciliados, volver a revisar los factores del medidor, las mediciones de los tanques de tierra y los cálculos. Registrar los resultados en el reporte de inspección.

Los operadores del Terminal son responsables de la operación de sus medidores y probadores. Para cada transferencia de custodia, se deberán suministrar los tiquetes del medidor y los datos apropiados de la prueba de los medidores.

Si por algún motivo no se pueden realizar corridas de calibración a los medidores dinámicos durante el descargue, se aceptarán los factores vigentes por producto hasta por cinco descargues máximo.

4.5.2 Inspección en Buque

4.5.2.1 Factor de Experiencia del Buque

Deben obtenerse los datos de viajes anteriores para utilizarlos en el cálculo del Factor de Experiencia del Buque (VEF). Registrar cualquier comentario sobre comparaciones anteriores buque/tierra incluidos en los registros del buque. El VEF puede ser utilizado para conciliación de volumen.

4.5.2.2 Mediciones al arribo

Registrar las condiciones de calado, asiento y escora del buque. Si las barcazas no disponen de tablas de corrección por asiento o escora, consultar el API MPMS Capítulo 12.1.1. Se debe inspeccionar el sistema de líneas del buque antes de realizar la descarga, para asegurarse de que todos los sellos del puerto de carga se encuentran en su lugar.

Confirmar en presencia del personal del buque, que las válvulas de toma de agua de mar y las válvulas de descarga al exterior estén en posición cerrada. Asegurarse que las válvulas selladas en el puerto de carga permanezcan cerradas y selladas hasta que finalice la operación de descarga. Registrar y reportar los números de los sellos en el Reporte de Aforo/Sondeo y Capacidad del Buque. Si estos números difieren de los registrados en el puerto de carga, determinar la razón de la discrepancia y notificar a todas las partes interesadas.

Tomar las medidas, cortes de agua y temperaturas de todos los compartimientos de carga en el punto de referencia indicado en las tablas de capacidad del buque. El reporte debe indicar si las mediciones fueron manuales o automáticas y si los tanques del buque estaban inertizados durante la medición. Inspeccionar la presencia de carga en espacios no designados, tanques de lastre, compartimientos estancos (cofferdams) y espacios vacíos. Si se encuentra carga, mídala de la misma manera que al petróleo en los compartimientos de carga y notificar a todas las partes involucradas. Este procedimiento también debe incluir los compartimientos que no se pretendan descargar.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPITULO 17 – MEDICIÓN MARINA Y FLUVIAL
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACIÓN
ECP-VSM-M-001-17	Fecha aprobación: 01/04/2010	Versión: 01

Las alturas de referencia observadas deben ser registradas y comparadas con las alturas de referencia oficiales. Investigar y reportar cualquier discrepancia. En algunos casos, es imposible determinar la altura de medición observada, el corte de agua y la medición de sonda. La ubicación del punto de referencia de medición debe anotarse en el reporte de inspección.

Las medidas de buque tomadas en tubos de aforo no perforados pueden ser inexactas debido a taponamientos en la base del tubo, a la acción capilar o a las diferencias de presión. Cuando esto ocurra, podría ser necesario hacer mediciones adicionales en otros puntos. Anotar en el reporte la existencia de esta condición.

En operaciones de alijo, tanto la embarcación que entrega como cada una de las que reciban deben medirse antes y después del alijo.

4.5.2.3 Medición de temperatura

Las temperaturas de los compartimentos individuales del buque se deberían tomar al mismo tiempo que la medición de nivel. Puede requerirse una o varias temperaturas individuales en diferentes niveles. En el caso de materiales calentados se deberían tomar temperaturas en los niveles superior, medio e inferior. Se podrían requerir temperaturas adicionales como se describe en el MPMS Cap.17.2. Las mediciones se deben promediar para determinar la temperatura de cada compartimiento. El termómetro electrónico portátil (PET) debe tener un rango calibrado de exactitud que abarque el rango deseado de temperaturas del material a ser verificado.

4.5.2.4 Muestreo del buque

Tomar muestras de cada compartimiento del buque de manera que se pueda preparar una muestra compuesta representativa del total de cada grado de carga para realizar el análisis adecuado. (Véase Capítulo 8 del MMH).

En el caso de algunos cargamentos, se requieren muestras de tanques individuales en lugar de muestras compuestas. En estos casos, es importante que cada recipiente sea lavado con el producto antes de que la muestra sea tomada para asegurar la limpieza de los recipientes de muestras. Las muestras se deben manejar con cuidado para evitar la pérdida de fracciones livianas

Si se encuentra o sospecha la presencia de agua libre, debe tomarse cuando menos una muestra del fondo del compartimiento por medio de un muestreador de fondo.

Tomar muestras de los desechos (slops), y mantenerlas separadas de las de carga.

Deben obtenerse suficientes muestras para cumplir con los requerimientos de las partes interesadas. Generalmente, las partes interesadas especifican los requerimientos de muestreo y de análisis. Se deberían suministrar muestras idénticas a los siguientes:

a)	El Terminal.
b)	El inspector independiente.
c)	Todas las otras partes designadas a recibir las muestras.

Las muestras colocadas a bordo del buque para su entrega al representante del puerto de descarga se entregarán de acuerdo con las instrucciones dadas por las partes interesadas. La parte que acepta las muestras del puerto de carga debe hacer acuso de recibo de las mismas con un recibo firmado para tal fin. El reporte de inspección debe contener una copia de este acuse de recibo. El periodo de tiempo que serán retenidas las muestras debe establecerse de manera tal que sea consistente con las circunstancias, experiencia y prácticas de las partes involucradas en la transferencia de custodia.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPITULO 17 – MEDICIÓN MARINA Y FLUVIAL
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACIÓN
ECP-VSM-M-001-17	Fecha aprobación: 01/04/2010	Versión: 01

4.5.2.5 Cálculo del volumen

Reportar la medida de sondeo real y la corregida por asiento y escora, incluir la medición y cantidad de agua libre, el Volumen Bruto Observado y la temperatura para cada compartimiento del buque. Calcular el Volumen Bruto Estándar para cada tanque, utilizando la temperatura promedio de cada uno y la densidad suministrada. No utilizar una temperatura promedio para todo el buque. Determinar el Volumen Total Calculado (TCV).

4.5.2.6 Diferencia en Tránsito

Comparar el Volumen Total Calculado, Volumen Bruto Estándar y agua libre del puerto de carga antes del zarpe con el Volumen Total Calculado, Volumen Bruto Estándar y agua libre antes de la descarga. Si el volumen total de la cantidad de carga varía más que la cantidad especificada por las partes interesadas, notificar al representante del buque y revisar nuevamente la embarcación. Si la discrepancia permanece una vez que el buque ha sido revisado nuevamente, emitir una Carta de Protesta al representante del buque e informar a todas las partes interesadas.

4.6	DURANTE LA DESCARGA

4.6.1	Comunicaciones

El personal del buque, de tierra o de medición que note algún problema durante cualquier etapa de la transferencia que pudiera afectar eventos subsecuentes, debe informar inmediatamente a todo el personal clave para que puedan tomarse acciones oportunas. Registrar estos eventos en el reporte de inspección.

Cuando se vayan a descargar más de un producto y/o grado de producto, deberá mantenerse una comunicación estrecha entre el personal de tierra y del buque a fin de evitar contaminación y material fuera de especificación. Esto es de especial importancia al cambiar de un producto y/o grado a otro.

4.6.2	Muestras de línea

Las muestras de línea se toman normalmente para propósitos de control de calidad. Para algunos productos, es necesario extraer una muestra de línea al inicio de la descarga. Estas muestras se deben tomar en, o al menos lo más cerca posible del múltiple del buque. Las muestras de línea pueden ser inspeccionadas visualmente o, en el caso de productos sin señales obvias a observar, pueden requerirse pruebas de laboratorio inmediatas para las especificaciones acordadas. En cualquier caso, estas muestras se deben tomar y retener.

4.6.2.1 Prueba de medidores -presión de descarga

La prueba de los medidores se debe monitorear y registrar, según corresponda, de acuerdo con el MPMS, Cap. 4, 5 y 12.2.3. Registrar la presión de descarga y la tasa de flujo en el Registro de Descarga del Buque. Indicar el lugar donde se midió la presión de descarga de la línea del buque.

4.6.2.2 Registro de tiempos

Reportar en el Registro de Tiempos la fecha y hora de los principales hechos de descarga. Incluir la hora y una descripción de cualquier suceso poco común en la columna apropiada de dicho registro.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPITULO 17 – MEDICIÓN MARINA Y FLUVIAL
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACIÓN
ECP-VSM-M-001-17	Fecha aprobación: 01/04/2010	Versión: 01

4.7	INSPECCIÓN DEL BUQUE DESPUÉS DE LA DESCARGA

4.7.1	Líneas del Buque

Verificar el calado, asiento y escora. Antes de medir el buque, solicitar que sus líneas sean drenadas. Deben tomarse precauciones en cargas de grados múltiples a fin de evitar la mezcla del contenido de la línea de los diferentes productos. Antes de realizar la medición, deben concluirse todas las transferencias internas de carga y todas las válvulas de los tanques deben ser aseguradas. Se deben ventear las líneas de descarga antes de realizar la medición.

Confirmar en presencia del personal del buque, que las válvulas de toma de agua de mar y las válvulas de descarga al exterior estén cerradas; así como también que los sellos permanezcan intactos. Si los sellos instalados previamente están rotos, tratar de determinar la razón y, si es necesario, notifique a todas las partes interesadas. Registrar los hallazgos en el Reporte de Inspección.

4.7.2	Medición del Remanente a Bordo

Después de que las líneas de descarga y de cubierta hayan sido drenadas, determinar la cantidad y naturaleza de cualquier material remanente a bordo. Incluir la carga en tránsito que no fue descargada, los volúmenes en los que no se cargó encima, y el material en espacios de carga no designados. Describir el material encontrado en el fondo de los tanques como material líquido, no líquido, o agua libre. Si la inspección, medición, y muestreo del fondo revelan que permanece cualquier carga a bordo, las partes involucradas determinarán si se deben realizar esfuerzos adicionales para bombear las cantidades remanentes hacia tierra. Si esto no se hace, reportar las razones. Si aplica, se debe emitir una Carta de Protesta.

4.7.3	Cálculos del Volumen Remanente a Bordo

El Reporte de la Cantidad a Bordo/Remanente a Bordo debe ser completado después de la descarga. Determinar la cantidad Remanente a bordo como se especifica en el numeral 4.1.2.3.

Para material líquido y agua, utilizar la formula de cuña si el líquido no toca todos los mamparos de los compartimientos del buque. Utilizar correcciones de asiento/escora si el líquido está en contacto con todos los mamparos en el compartimiento.

Para material no líquido, se recomienda medición en puntos múltiples para determinar si existe una condición de cuña. Debido a que la fórmula de cuña utiliza un factor de asiento para determinar la cantidad, no será posible un cálculo exacto si no se conoce el asiento del buque en el momento en que se solidificó el material. Si el material medido no está distribuido en forma de cuña, se deberá utilizar el promedio de las diferentes lecturas para la determinación del volumen. Sin embargo, si sólo está disponible un punto de medición, se asumirá que el material está distribuido uniformemente en el fondo del tanque.

Todos los compartimentos donde no se cargó encima en el puerto de carga se deben medir para determinar si cualquiera de los volúmenes ha cambiado. Estas mediciones deben reportarse y no se deben incluir en la determinación del ROB. Si hay algún cambio en estos volúmenes, determinar la razón y, si es necesario, notificar inmediatamente a todas las partes interesadas.

4.7.3.1	Muestreo y temperaturas de la cantidad Remanente a Bordo (ROB)

Cuando el ROB esté accesible, se obtendrán muestras de todos los compartimentos que contengan volumen líquido. También se debe intentar extraer muestras de volúmenes no líquidos.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPITULO 17 – MEDICIÓN MARINA Y FLUVIAL
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACIÓN
ECP-VSM-M-001-17	Fecha aprobación: 01/04/2010	Versión: 01

Se deberían tomar muestras en cantidades suficientes para permitir cualquier análisis requerido. Las muestras deberán tomarse de acuerdo con el Capítulo 8 del MMH.

Siempre que la profundidad del material sea suficiente y la naturaleza del mismo lo permita, se deberán obtener y registrar las temperaturas para ser utilizadas en la corrección del volumen de carga. Si la temperatura no puede ser medida, el Volumen Bruto Observado (GOV) se reportará como Volumen Bruto Estándar (GSV). Las mediciones de temperatura deben ser obtenidas de acuerdo con el Capítulo 7 del MMH.

4.7.3.2 Inspección del combustible

Si es requerido debe realizarse esta inspección. Véase numeral 4.1.2.4

4.8	INSPECCIÓN EN TIERRA DESPUÉS DE LA DESCARGA

4.8.1	Líneas y tanques en Tierra

Determinar la condición de llenado de la línea en tierra antes de tomar las mediciones de cierre de tanques o las lecturas de medidor. (Véase numeral 4.1.1.1.).

Determinar la naturaleza y cantidades del material en las líneas en tierra antes de obtener las mediciones de cierre de os tanques o las lecturas de los medidores. Para este propósito se podría tomar una muestra de las líneas. Si la condición de la línea después de la descarga difiere de la condición antes de la descarga, registrar y notificar a todas las partes interesadas.

Los ajustes a las cantidades transferidas, basados en las discrepancias del llenado de la línea, se determinan por acuerdo entre las partes interesadas.

4.8.2	Medición de Tanques en Tierra

4.8.2.1	Mediciones manuales

Antes de tomar los cortes de agua y mediciones, obtener la altura de referencia de las tablas de aforo del (los) tanque (s). Tomar las medidas de cierre, temperaturas, muestras y mediciones de agua de cada tanque utilizado en la descarga. Se debe investigar y anotar cualquier diferencia entre las alturas de referencia observadas y las mostradas en las tablas de aforo del tanque. (Véase Capítulo 3 del MMH).

Si se requiere un tiempo de asentamiento antes que las mediciones de cierre sean tomadas, se debe tomar una o varias mediciones de aseguramiento o preliminares y sellar las válvulas de entrada y salida de cada tanque, en posición de cerrado.

4.8.2.2	Medición automática

En Ecopetrol se pueden utilizar dispositivos tipo radar o de otra tecnología para medición en tanques de tierra, pero solo por referencia. La medición oficial será la medición manual con cinta graduada y asegurada metrológicamente.

4.8.2.3 Temperaturas en los tanques de tierra

La determinación de la temperatura del producto dentro de un tanque en tierra es crítica para el proceso de transferencia de custodia. Por lo tanto, al efectuar la medición, deben tomarse cuidadosamente las temperaturas. (Véase MMH Capítulo 7).

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPITULO 17 – MEDICIÓN MARINA Y FLUVIAL
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACIÓN
ECP-VSM-M-001-17	Fecha aprobación: 01/04/2010	Versión: 01

4.8.2.4 Muestreo manual

Cada tanque en tierra que haya recibido el cargamento se debe muestrear en cantidad suficiente para cumplir con los requerimientos de todas las partes involucradas. Los recipientes que se utilicen para el transporte y almacenamiento de muestras deben cumplir con los requisitos reglamentarios pertinentes. En este sentido, los recipientes de muestra deben estar limpios y, en el caso de productos de petróleo, deberían ser lavados con el producto antes de la extracción de la muestra. Asimismo, los recipientes de muestra deberían cumplir con los requerimientos indicados en el Capítulo 8 del MMH.

Todas las muestras tomadas se deben identificar apropiadamente y sellar. Se deben registrar los números de sello.

4.8.2.5 Muestreo automático

Si se utilizó un muestreador automático, asegurarse de haber obtenido el volumen correcto de muestra. Presencie el mezclado del contenido del recolector de muestra, y el retiro y análisis de la misma. Reportar cualquier dificultad que ocurra con los procedimientos de muestreo en línea. Se debe verificar el control de desempeño del tomamuestras.

Todas las muestras tomadas se deben identificar apropiadamente y sellar. Se deben registrar los números de sello.

4.8.2.6 Medidores

Registrar las lecturas de cierre del medidor y el factor del medidor utilizado. Obtener una copia completa de todos los informes de pruebas de medidor y de los tiquetes de medición. Si el o los medidores no fueron probados durante la descarga, indicar la frecuencia de prueba del medidor y obtener una copia de previos reportes relevantes de prueba de medidores.

Si se toman mediciones manuales y/o automáticas de los tanques en tierra, mostrar una comparación entre ellas y los volúmenes de los medidores. Si los volúmenes no pueden ser conciliados, volver a revisar los factores del medidor, las mediciones de tanques en tierra y los cálculos. Registrar todos los resultados en el reporte de inspección.

4.9	CONCILIACIÓN DEL PUERTO DE DESCARGA

Completar los reportes de Análisis de Viaje y de Conciliación. Deben reunirse todos los datos pertinentes desde el puerto de carga hasta el de descarga y efectuar un análisis para proporcionar un panorama global del comportamiento del viaje. Incluir en el Reporte de Análisis del Viaje cualquier comentario relevante que pueda ayudar a explicar alguna discrepancia significativa. Comparar el Volumen Total Calculado recibido en tierra (por tanque o medidor en tierra) con el Volumen Total Calculado entregado por el buque. (Observe que el Volumen Total Calculado entregado por el buque es igual al Volumen Total Calculado del buque al arribo menos la cantidad remanente a bordo).

Si la diferencia sobre la misma base de comparación, posterior a la aplicación del Factor de Experiencia del Buque, es mayor que la diferencia especificada por las partes del contrato o por políticas establecidas de dichas compañías, verificar nuevamente todas las mediciones y los cálculos para intentar identificar la discrepancia. Si las diferencias no pueden ser conciliadas, notificar a las partes interesadas y emitir una Carta de Discrepancia Aparente a los representantes del buque y del Terminal.

4.9.1	Carta de Protesta

Si ocurre cualquier problema que pudiera afectar los procesos posteriores en cualquier etapa de la transferencia, se deberá informar lo más pronto posible a todo el personal clave involucrado para que pueda tomarse la acción correctiva a tiempo. Cualquier acción o negativa de actuar contraria a este procedimiento o con previos acuerdos contractuales específicos, se reportará a las personas interesadas y se documentará mediante la emisión de una Carta de Protesta.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPITULO 17 – MEDICIÓN MARINA Y FLUVIAL
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACIÓN
ECP-VSM-M-001-17	Fecha aprobación: 01/04/2010	Versión: 01

4.10	REGISTROS

Se deben tener soporte de los siguientes documentos por cada carga o descarga de buque y/o según aplique:

1)	Documentos comerciales

2)	Los reportes de inspección preparados por las compañías de inspección que intervengan darán constancia de los procedimientos utilizados y los resultados de los mismos.

3)	Reporte del inspector por parte de Ecopetrol en cargas o descargas para exportación o importación, deben contar con firma y sello del capitán del buquetanque cuando sea aplicable y con los siguientes datos:

a)	Informe de tiempos (Time Log)

b)	Lista de verificación del API MPMS Capítulo 17.1

c)	Informe de calidad y cantidad (Quality and Quantity Report)

d)	Reporte de análisis del viaje

e)	Certificado de origen (Certificate of Origin)

f)	Conocimiento de embarque (Bill of Lading).

g)	Informe de cantidades en el tanquero (Ship's Ullage Report)

h)	Recibo de documentos de embarque y de muestras (Master's Receipt for Shipping Documents and Samples).

i)	Manifiesto de carga (Cargo Manifest)

5	CONTINGENCIAS

•	Si hay ausencia del Inspector Comercial, GCI, notificará al comprador y/o vendedor las acciones a seguir: esperar al Inspector, sólo se iniciará la maniobra de amarre del buquetanque teniendo la confirmación de la llegada de los inspectores.

•	El Cargo Loading Master podrá suspender la maniobra de acuerdo a las condiciones meteorológicas.

•	En el caso que se presente un derrame durante la transferencia de custodia del producto, se suspenderá la entrega y se activará el plan de contingencia.

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPITULO 17 – MEDICIÓN MARINA Y FLUVIAL
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACIÓN
ECP-VSM-M-001-17	Fecha aprobación: 01/04/2010	Versión: 01

Para mayor información acerca de este Capítulo y en general del Manual de Medición de Hidrocarburos y Biocombustibles de Ecopetrol S.A, dirigirse a:

➢	Rodrigo Satizabal Ramírez

Jefe del Departamento de Medición y Contabilización de Hidrocarburos VSM-GPS-PMC Ext.: 43390

➢	Mario Alberto Granada Cañas

Profesional I Departamento de Medición y Contabilización de Hidrocarburos VSM-GPS-PMC Ext.: 50057

➢	Penélope Galeno Sáez

Profesional III Departamento de Medición y Contabilización de Hidrocarburos VSM-GPS-PMC Ext.: 42080

RELACÓN DE VERSIONES

Versión	Fecha	Cambios
00	01/09/2005	Emisión del documento
01	01/04/2010	Revisión del documento

Revisió	Aprobó

/s/ RODRIGO SATIZABAL RAMIREZ
RODRIGO SATIZABAL RAMIREZ
Jefe Departmento de Medición y Contabilización
de Hidrocarburos – VSM-GPS-PMC
/s/ Claudia L. Castellanos R
CLAUDIA CASTELLANOS
/s/ MARIO GRANADA CAÑAS	Vicepresidente de Suministro y Mercadeo – VSM
MARIO GRANADA CAÑAS
Profesional Medición VSM-GPS-PMC
En representación de los lideres de medicion de VSM, VIT, VPR, GRB, GRC e ICP quines particparon en su elaboración. Documento aprobado según acta del Comité Táctico de Medición y Contabilización No. 05 de 2009 realizado en noviembre 30 y diciembre 01

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VICEPRESIDENCIA DE SUMINISTRO Y MERCADEO Gerencia De Planeación Y Suministro	Versión: 00	ECP-VSM-M-001-18
MANUAL ÚNICO DE MEDICIÓN CAPITULO 18 TRANSFERENCIA DE CUSTODIA Recibos de Producción Pequeños Volúmens	Fecha: 9/11/2005	Página 1 de 17

MANUAL ÚNICO DE MEDICIÓN

CAPITULO 18

TRANSFERENCIA DE CUSTODIA

RECIBOS PRODUCCIÓN PEQUEÑOS VOLÚMENES

VICEPRESIDENCIA DE SUMINISTRO Y MERCADEO Gerencia De Planeación Y Suministro	Versión: 00	ECP-VSM-M-001-18
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Este documento se validó en el Comité Táctico integrado por los líderes de medición de las áreas de negocio:	Aprobación:

EDUARDO MOTTA RUEDA	NICOLLE MUÑOZ
Líder Corporativo de Medición	Jefe de Logística (E) GPS –VSM
GPS – VSM

SARA ISABEL PARRA	PABLO MOTTA CANDELA
Líder de Medición	Gerente de Planeación Y Suministro –
GCB – VRP	VSM

NICOLÁS VALLE YI
Líder de Medición	SERGIO HERRERA ESTEVEZ	FEDERICO MAYA
VIT	Líder Grupo Apoyo Legal VSM	Vicepresidente de Suministro y
Mercadeo - VSM

JULIO MARIO RUEDA CELIS
Líder de Medición
VPR	MÓNICA PÉREZ
Normativa Corporativa

CARLOS GUSTAVO ARÉVALO
Líder de Medición GRC-VRP

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TABLA DE CONTENIDO

1.	OBJETO	4

2.	ALCANCE	4

3.	GLOSARIO	4

4.	DOCUMENTOS DEROGADOS- No aplica	5

5.	CONDICIONES GENERALES	5

6.	DESARROLLO	6

7.	REGISTROS	17

8.	CONTINGENCIAS- No aplica	17

9.	BIBLIOGRAFÍA	17

10.	ANEXOS	17

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1.	OBJETO

Fortalecer las mediciones de transferencia de custodia y las prácticas de pruebas para el crudo recolectado en tanques pequeños (1000 barriles o menos en capacidad) por camión.

2.	ALCANCE

Estas medidas y pruebas son realizadas por los camioneros de crudos (COTDs) y otras áreas que son responsables por la transferencia de custodia y por registrar los resultados de las mediciones y pruebas en los tiquetes de corrida.

Desde la propiedad del crudo recolectado puede cambiar y la custodia siempre se pasa del tanque del almacenamiento al camión transportador como el crudo pasa del flanche de despacho, la transferencia de custodia exacta es sumamente importante para el cargador y el portador.

3.	GLOSARIO

Para una mayor comprensión de este documento puede consultar el Capitulo 1 del Manual Único de medición “Condiciones Generales” en su numeral 3 - Glosario Aplicable al Manual Único de Medición (MUM).

Conductor del camión de crudo (COTD): asume que el chofer también es el medidor; sin embargo, debe reconocerse que estos deberes pueden ser divididos entre dos individuos: una persona que sólo maneja el camión del tanque y un medidor que es responsable por la medida y la prueba.

Agua libre: el agua que existe como una fase separada.

Recolección: es el proceso de transferir la custodia de crudo en el campo de una parte a otra realizando varias medidas y pruebas de calidad.

Menisco: la superficie superior cóncava de una columna líquida.

Aceite comercial: aplica a hidrocarburos líquidos que se juzgan para ser aceptable para el traslado de custodia por un transportador. El aceite comerciable es fijo y no contiene más de una cantidad especificada de sedimento suspendido y agua y otras impurezas.

Tiquete de corrida: es el documento habitualmente usado para registrar nombre de la facilidad, la localización, los datos de la prueba en la cantidad y calidad de aceite crudo, destino, y medidor y firmas de testigos que son aplicable a una recolección particular.

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Muestreo: todos los pasos requeridos para obtener una muestra que sea representativa de los volúmenes de cualquier tubería, tanque, u otra vasija y poner esa muestra en un recipiente del cual un espécimen representativo de la prueba puede tomarse para el análisis.

Sedimento y Agua (S&W): un material, incluyendo emulsiones o S&W suspendidos que coexisten y todavía es extraño al líquido de petróleo y requiere una medida de separación para las cuentas de ventas. (La cantidad de S&W es normalmente determinada por una prueba por centrífuga de una muestra de crudo que será transferido).

Tanque pequeño: un tanque de almacenamiento de crudo con una capacidad de 1000 barriles o menos.

Ladrón: un cierre en fondo, muestreador tipo core usado para tomar muestras seguras de los tanques del almacenamiento.

Turndown: se refiere al rechazo de los volúmenes de un tanque con base a la evaluación y análisis del medidor.

4.	DOCUMENTOS DEROGADOS. No Aplica

5.	CONDICIONES GENERALES

El Manual de los estándares de medición del petróleo cubre los procedimientos individuales por muestreo, toma de temperatura, medición, y pruebas de calidad. Esta publicación integra estos procedimientos en una sucesión que puede aplicarse durante el traslado de custodia de crudo de los tanques pequeños a un carro tanque (vea Sección 6).

El concepto de la columna de aceite usado como base para esta secuencia, requiere que el COTD empiece muestreando y tomando temperatura de el tope del volumen del crudo y trabajar sistemáticamente bajando a través de la capa de aceite hasta el agua libre y el nivel del sedimento que han sido localizados; el merchantability inicial se evalúa entonces. Esta práctica ofrece el mejor método conocido para manualmente obtener las más representativas pruebas de calidad del crudo siendo recolectado. Después de éstas muestras de calidad obtenidas por pruebas, las medidas de cantidad pueden tomarse sin la preocupación para la posible contaminación de las muestras de calidad.

Pérdidas o ganancias pueden ocurrir si no se toman las medidas preventivas contra los derrames, reboses en los tanques, medidas inexactas, o registros de medidas incorrectas en los tickets run. El chequeo del camión apropiado y el pre bombeo del tanque y monitoreo alerta durante el bombeo son dos medidas que ayudan prevenir pérdidas o ganancias. Operando las medidas y probando los equipos hábilmente y guardándolos limpios y en las condiciones de operación en el tope son otras dos medidas preventives que ayudan al COTD y evitan pérdidas o ganancias. Un eslabón vital controlando pérdidas o ganancias de aceite, el COTD también es responsable para descubrir e informar las condiciones defectuosas o controles inadecuados tales como incrustaciones en el interior del tanque, dientes, asentamientos, o escapes.

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Todas las partes directamente involucradas en una transferencia de custodia de petróleo tienen el derecho para dar testimonio de las medidas de cantidad y calidad pruebas hechas durante la transferencia. Estas medidas y pruebas incluyen muestreo, lectura de la medida, toma de temperatura, S&W y determinación de la gravedad API. Cuando una transferencia de custodia es testimoniada, el testigo y el COTD revisarán y firmarán el tiquete de corrida.

6.	DESARROLLO

6.1 Los pasos para la medición de petróleo en un tanque pequeño (1000 barriles o menos) se detallan en los numerales 6.2 hasta el 6.12.

6.2 Inspeccione las facilidades de los tanques de recolección para detectar distorsiones o escapes. Asegúrese que el tanque está aislado y que tiene todavía la capa de petróleo (vea nota). Si estas condiciones no están satisfechas, el CODT no procederá con las operaciones de recolección sin aprobación.

Nota: Generalmente, la única excepción a esta política de aislamiento de tanque es cuando un solo tanque se usa para recolectar crudo de un pozo o pozos de bajo volumen y arreglos prioritarios hechos entre la compañía recolectora y la productora para comprar el petróleo sobre una medida corrida.

6.2.1  Físicamente asegure que las válvulas que aíslan el tanque están cerrando y sellando herméticamente de acuerdo con las leyes y regulaciones aplicables.

6.2.2  Observe que la capa de petróleo no está hirviendo o con espuma; el uso de un espejo o una linterna eléctrica aprobada puede ser necesario (vea Práctica API Recomendada 2003).

6.3. Suspenda el uso del termómetro de cajuela en el tanque (vea Figura 2).

6.3.1 Después de asegurarse que el termómetro (vea la nota) no está roto en su columna de mercurio, baje el termómetro de cajuela con una cuerda a través del hatch del tanque, sosteniendo el termómetro por lo menos 12 pulgadas del lado de la lámina del tanque.

Nota: No use un termómetro con columna de mercurio separada.

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6.3.2 Baje el termómetro al punto medio del volumen de aceite a ser recolectado.

6.3.3 El límite de tiempo apropiado para sacar y dejar el termómetro en el tanque está listado en Tabla 1 (vea Nota 1).

Nota 1: El ensamble de cajuela puede usarse en movimiento o en modo estacionario. En movimiento está definido como levantar y bajar el ensamble 1 pie arriba y debajo de la profundidad deseada para el tiempo límite especificado en la Tabla 1. Columna 2 (En movimiento).

Table 1-Recommended Immersion Times

for Woodback Cup-Case Assembly

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	Recommended Immersion Time (Minutes)
API Gravity at 60 °F	In Motion	Stationary
>50	5	10
40 - 49	5	15
30 - 39	12	25
20 - 29	20	45
<20	45	80

Nota 2: La determinación de temperatura estática también puede lograrse usando los termómetros electrónicos portátiles de acuerdo con MPMS Capítulo 7, Sección 3.

6.4 Tome una muestra superior del medio del tercio superior (vea Figura 7) del contenido del tanque usando ladrón de cierre de fondo modificado (vea Nota 1). Si el tanque está equipado con una conveniente guía o línea de muestreo, las técnicas de la guía de muestreo están descritas en MPMS Capítulo 8, Sección 1.

Nota 1. El ladrón usado en estos procedimientos es de cierre en fondo, tipo corazón, el barril claro, 16 pulgadas, modelo 33 capacidad en onzas modificado con los muestreadores a 4 pulgadas y 8 pulgadas con los niveles de marca (vea Figura 3 y Notas 2 y 3). Para estados que especifican despachos en 6 pulgadas entre la conexión de salida y el tope del S&W asentados, ponga el muestra de fondo 2 pulgadas por encima del fondo del ladrón.

Nota 2. Pueden usarse otros ladrones aceptados que permiten extraer las muestras al nivel apropiado.

Nota 3. Para tanques equipados con conexiones de salida mayores o menores de 12 pulgadas, el viaje de la varilla puede ser ajustado.

Nota 4. Si la altura de la columna de aceite no puede determinarse con un dispositivo de indicador de nivel localizado fuera del tanque, baje la cinta y la plomada dentro del tanque hasta que la plomada este completamente sumergida y la pulgada y fracción en la cinta al punto de la referencia es la misma que la pulgada y fracción en la altura de referencia medida. Saque la cinta inmediatamente y registre la lectura. Substraiga la lectura de la cinta obtenida al punto de la referencia de la altura de referencia. Agregue el resto que estará en los pies enteros a la lectura en la cinta. El resultado es la medida del innage. Use esto para determinar las profundidades de mustreo.

6.4.1. Transfiera 50 mililitros de la muestra superior de petróleo del muestreador No.2 del ladrón modificado (vea Figura 3) en un tubo de centrífuga cónico. Encorche el tubo y póngalo firmemente en la bandeja para la prueba posterior (vea MPMS Capítulo 10, Sección 4, para otras técnicas aceptadas).

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Nota 1: Éste es el tubo cónico dos método de centrífuga por calentamiento. Otros métodos de centrífuga de campo fueron presentados en el MPMS Capítulo 10, Sección 4.

Nota 2: Sólo tubos de centrífuga que son volumetricamente verificados y trazables por el Instituto Nacional de Normas y Tecnología se usarán (vea el Capítulo de MPMS 10 Sección 10. 4. 7. 2. 2).

6.5 Tome una muestra media de la mitad del contenido del tanque (vea Figura 7), usando el ladrón modificado, para determinar la gravedad API observada y temperatura de la muestra (vea Figura 3). Si el tanque está equipado convenientemente con una muesca o línea de muestreo, las técnicas de muestra de muesca descritas en MPMS que Capítulo 8, Sección 1, pueden usarse.

6.5.1 Cuelgue el ladrón modificado verticalmente en la compuerta del tanque. Intente con cuidado que la temperatura de la muestra este tan cerca como sea posible del contenido del tanque. Proteja el termo hidrómetro de la exposición del viento durante las lecturas.

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6.5.2 Suavemente inserte el termo hidrómetro en el ladrón lleno aproximadamente 2 divisiones de gravedad API por debajo de su posición fija esperada. Suéltelo con un giro ligero y asegúrese que flote libremente lejos de la pared del ladrón (vea figura 4).

6.5.3 Quite cualquier burbuja de aire (vea MPMS Capítulo 9, Sección 3, para el método) y permita que la temperatura se estabilice. Generalmente, para los crudos livianos, permita de 3-5 minutos que la temperatura se estabilice.

6.5.4 Como se muestra en la Figura 4, lea y registre la gravedad API observada lo más cercano a 0.1 grados (50.8 en la Figura 4). Cuando se mide un crudo opaco, lea la escala en el tope del menisco, y deduzca 0.1 grado de gravedad API de la lectura (50.7 en la Figura 4).

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6.5.5 Retire el termo hidrómetro del ladrón lleno para ver la escala de temperatura. Guarde la punta del termo hidrómetro en la muestra mientras realiza la lectura de la temperatura.

6.5.6 Registre la temperatura al 1 °F más cercano.

6.5.7 Después de la prueba, cuidadosamente limpie el termo hidrómetro y devuélvalo a su caja de almacenamiento.

6.6. Use un ladrón modificado para tomar la salida y el clearance o la muestra de aceite comercial simultáneamente. Usando a ladrón equipado como se describió en el numeral 6.4, Nota 1, con la varilla extendida 4 pulgadas (vea Figura 3), baje al ladrón al fondo del tanque y obtenga las muestras de despacho y venta (vea Figura 7).

Nota: Este procedimiento se dirige específicamente a un tanque con conexión de salida por encima de 12 pulgadas (vea Figura 3). Se detallan las técnicas de la muestra alternativas en MPMS Capítulo 8, Sección 1.

6.6.1 Transfiera 50 mililitros de la muestra de despacho del muestreador No.2 del ladrón modificado (vea Figura 3) en un segundo tubo cónico de centrífuga. Encorche el tubo y póngalo firmemente en la bandeja del medidor.

Nota: Para estados que requieren 6 pulgadas en el despacho, la distancia del fondo del tanque al muestreador No.1 será de 6 pulgadas.

6.6.2 Determine el agua libre y el nivel de sedimento o el aceite comercial como sigue:

a. Use el muestreador No. 1 del ladrón modificado para verificar el clearance requerido entre la conexión del fondo del tanque y el nivel de agua libre y sedimento. Pueden usarse dos técnicas normalmente; refiérase a la política de su compañía para el uso.

1. Si, cuando el muestreador No. 1 se abre, el flujo de agua libre y de sedimento salen del ladrón (vea 6. 6. 2. 3), el clearance entre la tubería de despacho del fondo del tanque y el tope del agua libre y el nivel del sedimento es menor de 4 pulgadas. Regrese y registre el agua libre y el nivel del sedimento al 1/4 pulgada más cercano.

2. Usando el muestreador No. 1 del ladrón, transfiera 50 mililitros de muestra en un tercer tubo cónico de centrífuga. Encorche el tubo y póngalo firmemente en la bandeja del medidor para una prueba posterior.

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b. Si no se observa agua libre o sedimento en el muestreador No. 1, cuidadosamente vierta los volúmenes del ladrón sobre un espejo u otro objeto liso convenientemente hasta un cambio de color de aceite o glóbulos de agua se observan. Estas condiciones indican agua libre y sedimento sentados.

c. Devuelva al ladrón a una posición derecha, mida la altura de la muestra restante, y agregue esto a la longitud de la extensión de la varilla. El resultado es el calculado de agua libre y nivel del sedimento.

d. Registre el agua libre y el nivel de sedimento al 1/4 pulgada más cercano.

6.7. Tome el tanque abriendo la medida.

6.7.1 Usando una cinta y plomada nuevas, baje la cinta de medición al punto de referencia, manteniendo contacto con el hatch de medición para evitar una descarga de electricidad estática.

6.7. 2 Baje la cinta despacio hasta que la plomada toque el fondo del tanque o plato de medición suavemente; asegure que la plomada permanece en la posición vertical.

6.7.3 Retire la cinta del tanque hasta que el corte líquido se observe.

6.7.4 Lea el corte líquido en la escala de la cinta y registre esta lectura. La medida reportada se determinará por tres lecturas consecutivas para estar dentro de un rango de 1/4 pulgada (5 milímetros). Si dos de las tres lecturas consecutivas son idénticas, esta lectura se reportará al ¼ de pulgada más cercano (5 milímetros) (vea MPMS Capítulo 3, Sección 1A).

6.7. 5 Repita el procedimiento hasta que una medida reportable sea obtenida.

6.7. 6 El uso de una pasta reveladora de agua puede requerirse para crudo livianos.

6.8. Retire el termómetro de cajuela minimizando su exposición al viento. Asegúrese que el aceite permanece en la cajuela del termómetro. Lea y registre la temperatura lo mas cercana a un 1 °F.

Nota: Use un termómetro electrónico portátil, vea MPMS Capítulo 7, Sección 3 para los procedimientos de lectura y reporte.

6.9. Determine el porcentaje y el volumen de S&W suspendido en el crudo (vea MPMS Capítulo 10, Sección 4).

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6.9.1 Retire el tubo cónico de centrifuga ubicado en la bandeja, y agregue hasta la marca de 100 mililitros, para estos tubos marcados en mililitros o el 200 % para los tubos marcados en porcentajes, el solvente que conforma los requisitos de MPMS Capítulo 10, Sección 4. (Si el tolueno se usa, refiérase al Apéndice A del MPMS Capítulo 10, Sección 4, para el procedimiento de saturación de agua). Agite cuidadosamente, suelte los frenos ligeramente, y sumerja los tubos de centrífuga en un precalentador. Caliente la mezcla del crudo/solvente a 140 °F (los rangos de temperaturas superiores pueden ser para satisfacer condiciones locales y los tipos de crudos).

Nota: Protección apropiada para los ojos debe llevarse. Siempre los tubos calientes deben estar lejos de la cara para evitar las quemaduras accidentales.

6.9.2 Chequee la temperatura de mezcla con un termómetro. Cuando la temperatura alcance los 140 °F, ponga los tubos en las tazas en posiciones opuestas, balanceando la centrífuga si se usan tres tubos. Cierre la tapa y gire durante 5 minutos a una velocidad que desarrollará una fuerza centrífuga relativa mínima de por lo menos 500 en las puntas de los tubos (vea MPMS 10. 4. 3).

6.9.3 La temperatura final de la muestra después de la rotación no deberá caer debajo de 125 °F. Si esto sucede, la temperatura de pre rotación de 140 °F se levantará por la diferencia entre la temperatura de rotación final y 125 °F. Como un ejemplo, asuma una temperatura de la muestra a la realización de la rotación de 115 °F. La diferencia entre 125 °F y 115 °F es de 10 °F; esta diferencia debe agregarse a la temperatura de muestra de pre rotación. Con la pre rotación de la temperatura de la muestra entonces la temperatura vuelve a 150 °F. Después de recalentar la muestra a 150 °F, repita la prueba.

6.9.4 Remueva los tubos, léalos, y registre el volumen de S&W en fondo de cada tubo. Recaliente la muestra a 140 °F, devuelva los tubos sin agitación a la centrífuga, y gire durante 5 minutos adicionales a la misma rata. Repita esta operación hasta que se obtengan dos lecturas idénticas consecutivas para cada tubo.

Lea los tubos de centrífuga de acuerdo con MPMS Capítulo 10, Sección 4. Para tubos marcados en mililitros, 100 partes, 6 pulgadas, los tubos cónicos (100 mililitros) se leen de acuerdo con la Figura 5 y la Tabla 2. Adicione las dos lecturas del tubo y registre la suma como un porcentaje en volumen en el tiquete de corrida. Para tubos marcados en porcentajes, tubos de 200 % se leen de acuerdo con la Figura 6 y la Tabla 3. Promedie las lecturas obtenidas de los dos tubos y registre los resultados como un porcentaje en volumen en el tiquete de corrida.

6.10. Rompa el sello del tanque y empiece el bombeo al camión.

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Figure 5—Procedure for Reading Sediment and Water When Using a Tube Reading in 100-Milliliters

Table 2—Procedure for Reading a 100-Milliliters

Cone-Shaped Tube

Volume of Sediment and Water (mL)	Read to Nearest (mL)
0.0-0.2	0.0025
0.2-1.0	0.05
>1.0	0.10

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Figure 6—Procedure for Reading Sediment and Water When Using a Tube Reading in 200-Part-5

Table 3—Procedure for Reading a 200-Part

Cone-Shaped Tube

Volume of Sediment and Water (%)	Read to Nearest (%)
0.0-0.4	0.05
0.4-2.0	0.10
>2.0	0.29

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6.11. Después de que el bombeo se completa:

a. Cierre la válvula de salida del tanque y séllela de acuerdo con las leyes y regulaciones aplicables. Si es apropiado, registre el número del sello en el tiquete de corrida.

b. Tome la temperatura de cierre del tanque de acuerdo con 5.3.3.

Nota: El nivel del agua libre y del sedimento del tanque se deberían verificar en este momento para constatar que los fondos del tanque no se perturbaron por la succión de la bomba del camión.

c. Mida el tanque como se describió en 5.7.6.

6.12. Complete el tiquete de corrida entrando todos los datos requeridos por los procedimientos de la compañía y distribuya las copias.

6.13. El Apéndice B proporciona una versión abreviada de estos procedimientos recomendados, los cuales se deberían usar para COTDs una vez ellos han dominado los pasos perfilados en esta sección.

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7.	REGISTROS

8.	CONTINGENCIAS . No aplica

9.	BIBLIOGRAFÍA

AMERICAN PETROLEUM INSTITUTE. Manual of Petroleum Measurement Standards.

Chapter 3: “Tank Gauging”, Section 1A, “Standard Practice for the Manual Gauging of Petroleum and Petroleum Products”.

Chapter 7: “Temperature Determination”, Section 1, “Static Temperature Determination Using Mercury-in-Glass Tank Thermometers” and Section 3, “Static Temperature Determination Using Portable Electronic Thermometers”.

Chapter 8: “Sampling”, Section 1, “Manual Sampling of Petroleum and Petroleum Products” (ANSI/ASTM D 4057) and Section 3, “Mixing and Handling of Liquid Samples of Petroleum and Petroleum Products”.

Chapter 9: “Density Determination”, Section 3, “Thermohydrometer Test Method for Density, and API Gravity of Crude Petroleum and Liquid Petroleum Products “(ANSI/ASTM 1298).

Chapter 10: “Sediment and Water”, Section 4, “Determination of Sediment and Water in Crude Oil by the Centrifuge Method (Field Procedure)” (ANSI/ASTM D 96).

10.	ANEXOS

No aplica.

MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
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TABLA DE CONTENIDO

Pág.

1 OBJETIVO	2

2 GLOSARIO	2

3 CONDICIONES GENERALES	3

3.1 TIPOS DE TANQUES	4

3.1.1 Tanques de Techo Fijo	4

3.1.2 Tanques de Techo Flotante	5

3.2 CLASIFICACIÓN DE LAS PÉRDIDAS EN TANQUES	7

3.2.1 Pérdidas por Almacenamiento (LS)	8

3.2.2 Pérdidas por Trabajo (LW)	8

3.2.3 Fuentes potenciales de evaporación	8

4 DESARROLLO	10

4.1 DEFINICIÓN DE VARIABLES PARA EL CÁLCULO	10

4.2 PROCEDIMIENTO DEL CÁLCULO	11

4.2.1 Pérdidas para tanques de techo fijo	11

4.2.2 Casos especiales	15

4.2.3 Pérdidas para tanques de techo flotante	18

4.3 REGISTROS	25

5 CONTINGENCIAS	25

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1             OBJETIVO

Presentar los conceptos y las metodologías para estimar las pérdidas por evaporación en tanques de almacenamiento de hidrocarburos y biocombustibles líquidos, para reportarlas adecuadamente dentro de la clasificación de pérdidas identificables de la compañía.

2             GLOSARIO

Anual Net Throughput (Q): (rendimiento anual neto del proceso) es el volumen total de producto bombeado (deslojado) hacia el tanque de almacenamiento durante un año y que produce un incremento (disminución) en el nivel del líquido almacenado. Si procesos de recibo y entregas son realizados simultáneamente y no producen incremento (disminución) en la altura producto dentro del tanque, rendimiento anual neto del proceso es cero. Se presenta como función del volumen del tanque y del número de movimientos del mismo.

Componentes del peso molecular (Mi): es necesario determinar el peso molecular de los componentes individuales para convertir las concentraciones de la base molar a peso base. El peso molecular de algunos componentes de hidrocarburo se puede obtener del API MPMS 19.4 Recommended Practice for Speciation of Evaporative Losses — Appendix B.

Concentración de los componentes molares en el líquido (xi): las concentraciones del componente molar en las especificaciones químicas del líquido almacenado (xi), es necesario para calcular las concentraciones de vapor en equilibrio. Estas composiciones de los líquidos pueden ser determinadas de un resumen de las muestras de almacenamiento, o de los datos de los líquidos almacenados usados para mezclas de productos. Estas concentraciones son algunas veces presentadas en un volumen (vi) o pesos base (wi), mientras la relación de equilibrio de vapor-liquido es calculada en una base molar (xi). La conversión de un volumen (vi) o pesos base (wi), a base molar (xi), se puede observar en el Apéndice B del API MPMS 19.4.

Concentraciones en vapor del componente molar (yi): cuando se usa una ecuación de estado para determinar la composición de vapor, la concentración de los componentes en el vapor (yi), es determinado en volumen o base molar. Determinar la cantidad de emisiones VOC (Compuestos Orgánicos Volátiles), se representa por las partes que lo constituyen, la concentración de los componentes debe ser convertida a peso base (wi).

Componentes saturados en la presión de vapor (Pi°): la presión de vapor especifica (Pi°) de cada componente en el líquido almacenado es necesario para determinar la presión de vapor en el almacenamiento. Este valor se puede obtener en el API Technical Data Book – Petroleum Refining, o puede ser calculado usando la ecuación de Antoine.

Evaporación: es el resultado del proceso físico por el cual una sustancia cambia de estado líquido a gaseoso. La evaporación es un cambio de estado, y precisa una fuente de energía que proporcione a las moléculas de líquido, la suficiente para efectuarlo.

Peso molecular del líquido almacenado (Ml): es el promedio del peso molecular del líquido sobre una base de peso. El Ml es necesario para convertir las concentraciones de liquido almacenado de un peso base a un peso molar, y puede ser determinado del análisis de líquidos almacenados, o calculado de la composición del líquido almacenado. Existen dos métodos para determinar esta variable: cromatografía de permeación con gel (GPC) usando un detector de índice de refracción (RI), y cromatografía de gas usando un detector de llama ionizante.

Cuando las fracciones peso de todos los componentes de un líquido almacenado se conoce, el peso molecular del líquido almacenado puede calcularse como:

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Donde:

wi	Fracción peso del componente i en la fase líquida
Mi:	Peso molecular del componente i (lb/lb-mol)

Peso molecular del vapor almacenado ( Mv): es necesario para convertir las concentraciones de una base molar a peso base. Se puede determinar por el análisis de las muestras de vapor, o por el cálculo de la composición de vapor. En la ausencia de esta información, puede usarse el valor de 64 lb/lb–mol para gasolina y un valor de 50 lb/lb–mol para crudos entre 20 °API y 30 °API.

Donde:

yi:	Fracción molar del componente i en la fase vapor
Mi:	Peso molecular del componente i (lb/lb-mol)

Presión atmosférica (Pa): (en psia) es usada para determinar emisiones bajo el método de cálculo de la presión total. La presión atmosférica debe ser medida en el sitio, o puede usarse un valor de 14,7 psia.

Presión de vapor: Tendencia de un liquido a evaporarse y expresada como la presión a la cual coexisten en equilibrio la fase liquida y gaseosa de determinado producto. Los líquidos volátiles y gases licuados del petróleo tienen una presión de vapor mayor que la presión atmosférica.

Presión de vapor Reid: método de ensayo de laboratorio para determinar la presión de vapor de crudos y productos volátiles a la temperatura de 100 °F (ASTM D323). El ensayo es un medio para determinar si un hidrocarburo líquido almacenado en un tanque atmosférico, se vaporizará o no cuando su temperatura se eleve a 100 °F.

Presión de vapor en el almacenamiento (P): para petróleo y crudo almacenado, la presión de vapor (P), del liquido almacenado (en psia) se puede determinar con el promedio de Reíd para la presión de vapor (RVP) y el promedio de la temperatura del liquido (Tb ), usando la presión de vapor B-1 y B-2 que se muestran en el Apéndice B del API MPMS 19.4. P es necesario para determinar las emisiones totales de hidrocarburo, desde la fuente de emisión.

En la mayoría de las situaciones, se asume que la medida de la temperatura del líquido y el promedio de la presión de vapor en el almacenamiento (TVP) son esencialmente iguales a las que se presentan en la superficie del líquido donde se presenta la vaporización.

Temperatura del líquido en el almacenamiento: estimar la presión de vapor de los componentes individuales en el petróleo almacenado y la composición del espacio de vapor, se requiere para determinar la temperatura promedio del líquido (Tb ). Esta puede ser determinada por un registro de medidas, o estimada del promedio anual de temperatura ambiente (Ta ).

3             CONDICIONES GENERALES

El desarrollo de este documento está basado en el contenido de los siguientes capítulos del API MPMS:

•	Chapter 19.1 — Evaporative Loss from Fixed-Roof Tanks, 3rd Edition, March 2002, Addendum August 2008 y,

•	Chapter 19.2 — Evaporative Loss from Floating-Roof Tanks, 2nd Edition, September 2003).

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Los métodos aquí tratados se usan para estimar las pérdidas anuales por evaporación en varios tipos de tanques (techo fijo y flotante), dependiendo de las características del tipo de líquido almacenado (densidad, presión de vapor), tamaño del tanque y material del tanque, tipo de venteo, temperatura de almacenamiento, volúmenes manejados y datos del medio ambiente (la velocidad del viento, temperatura ambiente promedio, presión atmosférica).

La información del estimado anual de pérdidas (reales o simuladas) por evaporación, en tanques de almacenamiento en tierra y buque tanques, se puede utilizar, como soporte para:

•	Seleccionar tipo de almacenamiento, según tipo de producto techo fijo o techo flotante.
•	Soportar requerimientos de calibración de venteos de tanques (válvulas de presión y vacío) y la instalación de estas en reemplazo de cuellos de ganso.
•	Requerimientos de mantenimiento de sellos de membranas y techos flotantes.
•	Escogencia del color de los tanques fríos y tanques calientes.
•	Análisis de atmósferas explosivas y los informes de aseguradoras de plantas.

Puede considerarse como una guía y/o punto de partida en la construcción de la solución ya que la información contenida en este se da por el análisis y revisión de los requerimientos entregados por Ecopetrol GRB el Manual técnico ECP-SGTI-AI4-G03 que contiene una descripción de la funcionalidad Técnica en el sistema SIO requerida para los ajustes de los informes y reportes de emisión de gases.

3.1           TIPOS DE TANQUES

A continuación se describen los diseños básicos de los tanques de almacenamiento y también se explican los tipos de pérdidas que ocurren en cada una de ellos.

3.1.1        Tanques de Techo Fijo

Figura 1 - Tanque de techo fijo

(Fuente: API MPMS Capítulo 19.1)

Un tanque de techo fijo típico consta de una cubierta de acero cilíndrica, con un techo que puede variar su diseño entre cono y domo (ver Figura 1 extractada del API MPMS 19.1 Figure 11 ― Typical Fixed-Roof Tank). El diseño de los tanques de techo fijo requiere una abertura a la atmósfera que permita el movimiento y desplazamiento de aire y vapores, durante el llenado, retiro y expansión por calentamiento. La apertura esta comúnmente provista con dispositivos de presión/vacio que permiten la operación. En este tipo de tanque se presentan pérdidas por venteo y por operación.

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Las emisiones de tanque de techo fijo varían en función de la capacidad del tanque, la presión de vapor del líquido almacenado en el tanque y las condiciones atmosféricas donde se encuentra localizado el tanque. Las emisiones de los tanques de techo fijo se pueden reducir instalando internamente un techo flotante o usando dispositivos de recuperación de vapor.

3.1.2        Tanques de Techo Flotante

3.1.2.1     Techo Flotante Externo

Los tanques de techo flotante externo (EFRTs), son tanques cilíndricos con techo ubicado sobre la superficie del líquido que está almacenado. Los componentes básicos del tanque incluyen (ver Figura 2 extractada del API MPMS 19.2 Figure 8 — External Floating-roof Tank with Double-deck Floating Roof):

•	Cuerpo del tanque cilíndrico,
•	Techo flotante,
•	Sello perimetral adherido al techo del tanque
•	Tubo de medición
•	Flotadores
•	Válvulas de drenaje, de seguridad
•	Soportes del techo

Figura 2 - Tanque de techo flotante externo

(Fuente: API MPMS Capítulo 19.2)

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Los techos flotantes reducen las pérdidas por evaporación, al estar contacto directamente con la superficie del líquido. Las pérdidas por llenado y vaciado en este tipo de tanques, prácticamente se eliminan. Las pérdidas se reducen a las que se generan a través de los accesorios del techo y espacios entre los sellos y la pared del tanque, incrementadas principalmente por la velocidad del viento. En este tipo de techo no se presentan pérdidas a través del mismo debido a que sus juntas son soldadas.

Aunque las pérdidas por retiros son típicamente más pequeñas que las pérdidas permanentes de almacenamiento, la frecuencia en que el nivel del líquido baja en un tanque de techo flotante externo puede incrementar este tipo de pérdidas.

3.1.2.2     Tanques de Techo Flotante Interno (membrana)

Un tanque de techo flotante interno (IFRTs) tiene un techo fijo permanente y un techo flotante interno. El techo fijo reduce la velocidad del viento, el techo interno reduce el contacto entre la superficie del líquido y el espacio de vapor del tanque, en consecuencia reduce la evaporación del líquido almacenado. El techo asciende y desciende con el nivel del líquido por efecto de los flotadores instalados sobre el mismo para tal fin.

Los dos tipos básicos de tanque con techo interno flotante son:

1)	Tanque con techo fijo que es soportado por columnas verticales dentro del tanque, las cuales le sirven de guía a la membrana flotante (ver Figura 3 extractada del API MPMS 19.2 Figure 9— Internal Floating-roof Tank with Noncontact Deck.

Figura 3 - Tanques de Techo Flotante Interno con techo externo soportado por columnas

(Fuente: API MPMS Capítulo 19.2)

2)	Tanques con techo fijo auto soportado, que no tienen columnas de soporte interno ver Figura 4 extractada del API MPMS 19.2 Figure 10 — Covered Floating-roof Tank with External-type Floating Roof).

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Figura 4 - Tanques de Techo Flotante Interno techo externo auto soportado

(Fuente: API MPMS Capítulo 19.2)

Las membranas flotantes utilizan un sello perimetral que se desliza sobre la pared del tanque, minimizando la evaporación del producto, existe la opción de colocarles doble sello: primarios y secundarios. Generalmente, estos tanques tienen salidas que facilitan las descargas de vapor al ambiente, instaladas en la cima del techo fijo. Las aberturas minimizan la posibilidad de acumulación de vapor en concentraciones que pueden llegar a ser inflamables.

Las pérdidas en los tanques de techo interno flotante, es la suma de pérdidas por trabajo y las pérdidas por almacenamiento (respiración). Las pérdidas por trabajo en tanques de techo flotante interno se producen por los vapores del líquido almacenado que se adhiere a la pared y columnas del tanque. Las pérdidas por almacenamiento se producen por fugas que se presentan en el borde del sello, las pérdidas propias por el techo y las pérdidas por las juntas en el techo flotante.

3.2           CLASIFICACIÓN DE LAS PÉRDIDAS EN TANQUES

Las pérdidas totales (LT) de emisiones en tanques por evaporación es la suma de pérdidas por almacenamiento (LS) (respiración) y las pérdidas por trabajo (LW) (recibos y despachos).

LT (libras por año) = LS (libras por año) + LW (libras por año)

Normalmente se calculan en lb/año.

Debido a que los datos se promedian para la obtención de cálculos, es necesario tener una precisión de dos decimales en las variables de entrada y mantener seis decimales en el proceso de cálculo.

La metodología aplica para:

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a.	Líquidos con presión de vapor que han alcanzado el equilibrio con las condiciones ambientales a una presión de vapor verdadera menor que la presión atmosférica ambiental en el sitio, (es decir que no están en ebullición).

b.	Líquidos para los cuales la presión de vapor es conocida, o para los cuales hay suficientes datos disponibles para determinarla.

c.	Se asume que hay suficiente líquido presente, de tal manera que la composición química del líquido en la superficie no cambia como resultado de la evaporación.

d.	En tanques de techo flotante las ecuaciones fueron desarrolladas para sitios en los cuales la velocidad del viento se encuentra en el rango de 0 a 15 millas por hora (mph) y para tanques cuyo diámetro es mayor a 20 pies.

3.2.1        Pérdidas por Almacenamiento (LS)

Bajo condiciones completamente estáticas, las concentraciones de vapor en equilibrio pueden ser estables y ninguna evaporación adicional ocurrirá. En estas condiciones el espacio de vapor del tanque es saturado con vapor.

Las pérdidas por venteo en los espacios de vapor ocurren cuando la temperatura diaria y la presión barométrica cambian causando expansión térmica y contracción de vapor. Esto causa saturación de vapor que sale del tanque y succión de aire fresco, esto sucede con líquidos volátiles con una presión de vapor superior a 1,5 psia. Una metodología para estimar emisiones de sustancias de presión de vapor baja consiste en una ecuación de pérdidas por almacenamiento desarrollada con el modelo teórico de las pérdidas que puede consultarse en el API MPMS Capítulo 19.1. Las pérdidas por venteos se ven afectadas por el diámetro y el color del tanque (absorción de calor) entre otras variables y hacen parte del modelo teórico de cálculo.

3.2.2        Pérdidas por Trabajo (LW)

Las pérdidas por trabajo son aquellas que se producen por evaporación asociada con cambios del nivel de líquido en el tanque (recibos y despachos) y pueden incluir el desplazamiento de vapor que se genera en la superficie del líquido. Las pérdidas por trabajo se ven afectadas por el número de movimientos del tanque, el peso molecular del producto, diámetro, el color del tanque y el remanente promedio anual del líquido en el tanque, entre otros.

Un techo flotante desciende durante los retiros del producto almacenado, parte del líquido almacenado se adhiere a la superficie de la pared del tanque y es expuesta a la atmósfera. Las pérdidas por evaporación representan la cantidad de producto que se evapora antes que sea cubierta por el techo flotante en el llenado siguiente. Generalmente, el factor más importante que afecta la adherencia es la viscosidad del producto almacenado.

3.2.3        Fuentes potenciales de evaporación

La absorbencia solar de la superficie externa del tanque es una función adimensional del color, del estado de la pintura y del tipo de superficie, que afecta la emisión de vapores en todos los tanques de almacenamiento. Para determinar su valor referirse a la Tabla 5 del API MPMS 19.1, o puede calcularse mediante la ecuación:

Donde:

α:	Absorbancia total del tanque
αr:	Absorbancia en el techo del tanque

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αs:	Absorbancia en la pared del tanque

3.2.3.1     Tanques de techo fijo

La pérdida del vapor almacenado entre la superficie del líquido y el techo se origina principalmente en:

Válvulas de presión y vacío:

Estas válvulas durante las operaciones de llenado de los tanques permiten la emisión de vapores a la atmósfera a partir del momento en el que la presión de vapor dentro del tanque es mayor que la presión de calibración de la válvula. Durante la operación de despacho del producto almacenado en el tanque se genera el efecto contrario, es decir, la válvula abre para permitir el ingreso de aire al tanque.

Las capacidades de las válvulas de presión y vacío son calculadas de acuerdo con el API STD 2000 Venting Atmospheric and Low-Pressure Storage Tank – Non Refrigerated and Refrigerated y el set point por presión y por vacío se determina según las consideraciones de diseño del tanque.

Venteos

Los venteos operan de forma similar a las válvulas de presión y vacío y permiten salida de vapores y entrada de aire para mantener el tanque en presiones de operación seguras.

Los cuellos de ganso o respiraderos que no se operan como válvulas de presión y vacío aumentan las pérdidas por evaporación debido a que no operan a un set point determinado, es por esto que sí se desea disminuir las pérdidas por evaporación deben reemplazarse por válvulas de presión y vacío.

Escotillas y manholes

Son facilidades en el tanque para propósitos de operación y mantenimiento y pueden contribuir a generar pérdidas en la medida en que los mismos se mantengan abiertos.

Cámaras contra-incendio

Son accesorios instalados para extinción de incendios en el tanque, la rotura del sello puede ser causa de escapes de vapor.

3.2.3.2     Tanques de techo flotante

Las pérdidas se originan principalmente por:

Borde del sello

Las pérdidas en el borde del sello varían con la presión de vapor del producto almacenado y el promedio del peso molecular del vapor, tal como la fuente en el promedio de la velocidad del viento, y el factor de pérdida del borde del sello.

Los mecanismos de pérdidas de vapor del borde del sello en tanques de techo flotante interno y externo son complejos. De cualquier modo, se ha hallado que el viento es un factor dominante en inducir las pérdidas de vapor en el borde del sello de tanques de techo flotante externo.

Otras causas potenciales de las pérdidas por el sello incluyen la expansión del gas en el espacio de vapor, el cual es atribuible a cambios en la temperatura o la presión. De cualquier modo, estudios del API concluyeron que las pérdidas originadas por estos espacios son despreciables.

Propias del techo

Las pérdidas totales propias por techo varían con la presión de vapor del líquido almacenado, el diámetro del tanque, y los factores de pérdidas propias del tipo de techo que depende del diseño del techo.

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Los mismos mecanismos que afectan las pérdidas por borde de sello también afectan pérdidas a través de las adecuaciones en los techos flotantes. Estas adecuaciones penetran el techo flotante y son fuentes potenciales de pérdidas porque requieren de aperturas que permiten comunicación entre el líquido almacenado y el espacio de vapor sobre el techo flotante. Mientras estas aperturas son habitualmente para los sellos, los detalles de diseño de ajustes de techo generalmente evitan el uso de un sello hermético al vapor.

Para tanques de techo flotante interno, las emisiones pueden también ocurrir por las juntas o traslapos del techo, se asume que estas pérdidas ocurren continuamente. Este factor de pérdida por las juntas no afecta a los tanques de techo flotante externos, toda vez que las juntas son soldadas.

3.2.3.3     Pérdidas en operaciones marinas y fluviales

En naves, barcos, remolques y buque-tanques que almacenan petróleo crudo o derivados de este, el producto almacenado se evapora en los espacios de vapor de los compartimientos, alcanzando eventualmente equilibrio si no hay vapor desplazándose.

La operación de hidrocarburos en este tipo de tanques tiene un compartimiento similar a las operaciones realizadas en tierra, por lo tanto el manejo de los productos presentan igualmente un porcentaje de pérdidas por evaporación.

La geometría de los tanques de carga en buques y naves es diferente a la de los tanques de tierra y por lo tanto requieren un procedimiento de cálculo que difiere del desarrollado en este capítulo.

4              DESARROLLO

El procedimiento general para determinar emisiones de evaporación de hidrocarburos parte de las especificaciones propias del producto. Se pueden calcular las emisiones del vapor total, tomando en cuenta la composición del hidrocarburo incluyendo los espacios de vapor (tomando la presión atmosférica como la presión total del sistema) o sobre la porción de hidrocarburo en los espacios de vapor (basado en la presión parcial del espacio de vapor como la presión total del sistema).

4.1           DEFINICIÓN DE VARIABLES PARA EL CÁLCULO

Para poder calcular las emisiones totales de hidrocarburo se requiere conocer la información de las propiedades físicas y la composición del petróleo almacenado, esta debe ser específica por tipo de hidrocarburo. El API MPMS Capitulo 19.1 Table 1 ― Nomenclature contiene un listado completo de las variables principales requeridas para el cálculo de las pérdidas por evaporación, a continuación se presentan la definición de las más importantes:

VLX:	Volumen máximo del líquido en el periodo [ft3].

MV:	Peso molecular del vapor almacenado [lb⁄Lb − mol].

Q:	Entradas totales que se le hubiesen hecho al tanque para un producto [bls/año].

WL:	Densidad del líquido almacenado [lb⁄gal].

A:	Constante en la ecuación de la presión de vapor. Es adimensional.

α:	Constante que representa la absorbancia solar en la superficie del tanque, depende del color del tanque y del estado de la pintura. Es adimensional. Su valor se encuentra detallado en el API MPMS Capítulo 19.1 Table 5 ― Solar Absorptance (α) for Selected Tank Surfaces.

TAA:	Promedio de temperatura ambiente en grados Rankine (°R).

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Nota: Para convertir desde °F utilice la ecuación: °R = °F + 459.67

TB:	Temperatura en grados Rankine (°R) del líquido. Sí esta no se conoce, esta puede ser estimada mediante la siguiente ecuación:

I:	Radiación solar en el sitio normalmente medida en Btu/ ft2 y se obtiene de la entidad meteorológica del lugar

TLA:	Temperatura promedio en la superficie del líquido medida en grados °R. Sí este valor para el tanque no está disponible, esta temperatura puede calcularse mediante la ecuación:

PVA	Presión de vapor debido a la temperatura promedio diaria en la superficie del líquido [psia]. Se puede calcular a partir de la ecuación:

Las constantes A y B se pueden obtener del API MPMS 19.1 Table 6 ― Properties (Mv, Mvc, Pv, A, B) of Selected Petroleum Liquids, o de acuerdo con el API MPMS 19.1 numerales 19.1.2.2.2.9.1 para productos refinados, 19.1.2.2.2.9.2 para crudos, y 19.1.2.2.2.9.3 para petroquímicos.

WV:	Densidad del vapor almacenado [lb/ft3]. Para su cálculo se requiere el peso molecular del vapor almacenado (MV), la presión de vapor (PVA ), la constante de los gases ideales (R = 10,73 psia ft3/lb ― mol °R) y la temperatura en la superficie del liquido (TLA). Con esto datos se calcula utilizando la siguiente ecuación:

4.2           PROCEDIMIENTO DEL CÁLCULO

El procedimiento del cálculo de las pérdidas por evaporación es diferente dependiendo del tipo de tanque, pero siempre cumple con la ecuación:

LT = LS + LW

Donde

Lr :	Pérdidas totales, en lb/año o bls/año
LS :	Pérdidas por almacenamiento, en lb/año o bls/año
LW :	Pérdidas por trabajo (para tanques de techo fijo) o pérdidas por retiro (para tanques de techo flotante), en lb/año o bls/año

4.2.1       Pérdidas para tanques de techo fijo

Las siguientes condiciones son asumidas en los cálculos de pérdidas descritos en este parágrafo:

a.	El tanque es un cilindro vertical (para tanques cilíndricos horizontales véase 4.2.2.1)

b.	El producto almacenado posee un TVP no mayor que 0,1 psia (para productos con alta volatilidad véase el parágrafo 4.2.2.2).
c.	Los venteos siempre están abiertos o tienen un punto de ajuste cercano a ±0,03 psi (0,5 oz/in2). Para puntos de venteo con valores de ajuste mayores ver 4.2.2.3

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4.2.1.1     Pérdidas por almacenamiento (LS)

La siguiente información mínima es necesaria para calcular las pérdidas de almacenamiento LS:

a.	El diámetro del tanque (D).
b.	La altura de la lámina del tanque.
c.	El tipo de techo del tanque (techo cónico o tipo domo).
d.	El color de la superficie externa del tanque.
e.	Localización.
f.	El tipo de producto almacenado.
g.	La temperatura de almacenamiento del producto.
h.	La presión de vapor del producto o la presión de vapor Reid (RVP) de este.
i.	El nivel del líquido almacenado.

Un mejor estimado de las pérdidas por almacenamiento puede obtenerse mediante el conocimiento de la siguiente información adicional:

a.	La pendiente del techo cónico o el radio del domo.
b.	Los valores de los puntos de ajuste de las válvulas de presión y vacio
c.	La temperatura ambiente promedio.
d.	El rango (valores máximos y mínimos) de la temperatura ambiente
e.	La radiación solar diaria total en una superficie horizontal.
f.	La presión atmosférica.
g.	El peso molecular del vapor del producto almacenado
h.	La temperatura en la superficie del líquido almacenado.

Las pérdidas por almacenamiento LS para un período d (en días) pueden estimarse a partir de la ecuación

Donde:

KE:	Es el factor de expansión del espacio del vapor típicamente igual a 0,04 pero que puede estimarse de forma más precisa sí se conocen el factor de absorbancia (α), la máxima y mínima temperatura promedio diaria (TMAX Y TMIN) la radiación solar (I) mediante la ecuación:

Donde:

∆TV = 0,72 (TMAX – TMIN) + 0,028 α I), la ecuación usa variables con valores en grados Rankine (°R) y BTU.

Hvo: Altura del espacio de vapor, calculada a partir de la ecuación.

Donde:

HS       Altura sección vertical del tanque

Hl        Altura del líquido almacenado, [pies].

HRO   Altura equivalente del volumen del vapor contenido debajo del techo, [pies].

El cálculo de HRO depende de la forma del techo así:

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Nota:	Las Figuras 5 y 6 fueron extractadas del API MPMS 19.1 Figure 1 ― Fixed-Roof Tank Geometry.

Figura 5 - Techo Cónico

Figura 6 - Techo tipo domo

Ks:	Factor de saturación del espacio de vapor: utilizado para representar el grado de saturación del vapor del producto almacenado en las emisiones de vapor. Puede estimarse usando la ecuación:

Donde:

PVA	Es la presión de vapor debido a la temperatura promedio diaria en la superficie del líquido
WV:	Densidad del vapor del producto almacenado.

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4.2.1.2 Pérdidas por trabajo (LW)

Las pérdidas por trabajo LW se relacionan con las pérdidas de vapor asociadas al movimiento (llenado y vaciado) del tanque. Estas se calculan a partir de la siguiente información:

a.	El peso molecular del vapor del producto almacenado
b.	La presión de vapor del producto o la presión de vapor Reid (RVP) de este.
c.	El diámetro del tanque (D) y la máxima altura de almacenamiento del líquido o el rendimiento anual neto del proceso (anual net throughput) (Q) (asociado con el incremento del nivel de líquido almacenado)
d.	La tasa de renovación del inventario.
e.	El tipo de producto almacenado.

Un estimado más preciso de estas pérdidas puede ser obtenido si se conoce la siguiente información:

a.	Los valores de los puntos de ajuste de las válvulas de presión
b.	La temperatura en la superficie del líquido almacenado.

Las pérdidas por trabajo se calculan mediante la ecuación:

Por lo que las pérdidas de trabajo LW se encuentra asociado a las siguientes variable:

a.	El volumen de los vapores desplazados, Q (expresado en términos de N,HLX y D).
b.	El factor de renovación del producto,KN
c.	El factor del producto,KP
d.	El factor de corrección por venteo,KP
e.	La densidad del vapor del producto almacenado,WV

El rendimiento anual neto del proceso (anual net throughput), Q, puede expresarse como una función del volumen del tanque y el número (N) de renovaciones del producto. El volumen del tanque es expresado en términos del diámetro del tanque (D) y la máxima altura de almacenamiento del producto reemplazarse (HLX). Si el rendimiento anual neto del proceso (Q), es conocido, los términos pueden reemplazarse por la ecuación:

El número de renovaciones del tanque por año (N) puede calcularse como:

Para tanques donde el rendimiento anual neto del proceso ( Q) es grande, resultando en frecuentes renovación del tanque (mayor que 36 veces por año), la mezcla aire venteado/vapor de producto es no-saturada con el vapor del producto. El factor de renovación por pérdidas de trabajo (KN ) es utilizado para representar la condición de no saturación del vapor venteado.

El cálculo de KN se realiza mediante las ecuaciones:

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El factor de producto para pérdidas por trabajo (Kp) del producto representa los efectos de los diferentes tipos de productos almacenados durante el trabajo del tanque. El uso de este factor aplica únicamente para pérdidas por trabajo y no debe utilizarse para estimar pérdidas de evaporación por almacenamiento. Típicamente se usan los siguientes valores:

•	Kp =	0,75 para crudos
•	Kp =	1,00 para refinados
•	Kp =	1,00 para petroquímicos

El factor de corrección por venteo (KB) represente el efecto de la presión previa al venteo sobre el vapor del producto almacenado. Este valor es igual a 1,0 para un rango de ajuste de la válvula de venteo (∆PB) no mayor que el típico rango de ±0,03 psi (±0,5 oz/in2).

Donde:

∆PB:	Rango de ajuste de de la válvula de venteo, en psi
PBP:	Valor de ajuste por presion de la válvula de venteo (un valor positivo), en psig.
PBV:	Valor de ajuste por vacio de la válvula de venteo (un valor negativo), en psig

Si estos valores no están disponibles se asume un valor de +0,03 psig para PBP y -0,03 psig para PBV.

Sí el tanque de techo fijo es de construcción atornillada o con remaches y el techo o las placas de las paredes no presentan fuga de gas, se asume que ∆PB es 0 psi, sin importar si una válvula de venteo es utilizada.

Cuando:

Entonces,

Donde:

KN:	El factor de renovación por pérdidas de trabajo,
PBP:	Valor de ajuste por presión de la válvula de venteo (un valor positivo), en psig,
PA:	Presión atmosférica en psia,
PVI:	Presión del espacio de vapor a las condiciones iníciales durante la operación normal, en psig
KB:	El factor de corrección por venteo,
PVA:	Presión del vapor debido a la temperatura diaria promedio en la superficie del producto, en psia

4.2.2       Casos especiales

4.2.2.1    Tanques horizontales

En este caso la longitud y el diámetro del tanque horizontal deben transformarse a un diámetro y una altura de un tanque vertical equivalente. Para ello, se asume que el tanque horizontal es un cilindro, luego se asume que el tanque se encuentra lleno hasta la mitad, con lo que la superficie del líquido tiene la forma de un rectángulo con una longitud igual a la longitud del tanque y un ancho igual al diámetro de la sección circular de este. La superficie del rectángulo del tanque horizontal puede convertirse en un área circular equivalente en un tanque vertical. El diámetro DE de un tanque equivalente se calcula a partir de la ecuación:

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Donde:

L: Longitud del tanque horizontal (para tanques con casquetes en sus extremos se usa la longitud total), y

D: Diámetro de una sección vertical del tanque horizontal.

La altura HE de un tanque vertical equivalente se determina calculando la altura del tanque vertical que podría resultar en un volumen encerrado aproximadamente igual al del tanque horizontal. Sí se asume que el volumen del tanque horizontal es igual al área de la sección circular del tanque multiplicada por la longitud del tanque, la altura HE del tanque equivalente puede ser calculado como:

Las pérdidas por almacenamiento LS para un período d (en días) pueden calcularse sustituyendo D por DE y HVO por (HE ⁄2) en la ecuación general de pérdidas por almacenamiento mostrada en la sección 4.2.1.1

Sin embargo, sí se conoce el volumen almacenado del tanque horizontal, esta ecuación puede modificarse sustituyendo la expresion del volumen almacenado de esta ecuación (expresado en pies3) por el volumen almacenado conocido, y estimando luego las pérdidas por almacenamiento.

En tanques horizontales enterrados se asume que no existen perdidas por almacenamiento (LS = 0) puesto que la naturaleza aislante de la tierra limita los cambios de la temperatura durante el día.

Para determinar las pérdidas por trabajo (LW ) de un tanque horizontal, en la ecuación general de éstas, mostrada en la sección 4.2.1.2, se sustituye D por DE y HLE   por HE. La ecuación modificada quedaría como:

Alternativamente, sí se conoce el rendimiento annual neto del proceso (Q) del tanque horizontal se pueden determinar las pérdidas por trabajo sin necesidad de determiner primero DE Y HE, reemplazando los términos por su equivalente 5,614Q

4.2.2.2     Productos con alta volatilidad

Cuando el producto almacenado tiene un TVP mayor que 0,1 psia, es necesario estimar un valor más preciso del factor de expansión del espacio del vapor KE utilizando la ecuación:

Donde:

∆TV :	Es el gradiente de la temperatura del vapor en grados °R

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TLA:	Es la temperatura promedio en la superficie del líquido en grados °R
∆PV:	Rango diario de la presión de vapor, puede calcularse utilizando la ecuación:

PVX:	Presión del vapor del almacenamiento @ máxima temperatura de la superficie del líquido (T LX) expresada en psia

TLX:	Es la temperature maxima en la superficie del líquido en °R, se calcula así

PVN:	Presión del vapor del almacenamiento @ mínima temperatura de la superficie del líquido (TLN) expresada en psia

TLN:	Temperatura mínima en la superficie del líquido en °R, se calcula así,

También puede calcularse ∆PV mediante un método alternativo y simplificado que requiere conocer únicamente la presión de vapor a la temperatura diaria promedia de la superficie del líquido (TLA) mediante la ecuación:

Donde

PVA:	Es la presión de vapor debido a la temperatura promedio diaria en la superficie del líquido, en psia. Se puede calcular a partir de la ecuación:

∆PB:	Rango de ajuste de la válvula de venteo, en psi
PA:	Presión atmosférica
PB:	Es el punto de ajuste de la válvula de venteo. Se asume un valor de 0 para techo con venteo libre y 0,06 para techo con válvula de venteo.

El valor obtenido para KE se reemplaza en la ecuación general de pérdidas por almacenamiento LS siempre y cuando su valor sea mayor o igual a cero. Sí el valor obtenido es negativo, se usa un valor de cero para KE. Esto resultará en un estimado de pérdidas por almacenamiento de cero bajo el supuesto que el rango de ajuste de la válvula de venteo (∆PB) es suficientemente alto para prevenir pérdidas por respiración que ocurran durante las condiciones promedias asumidas.

Las pérdidas por trabajo LW  se calculan utilizando la ecuación general sin ninguna modificación.

4.2.2.3     Productos con altos valores de ajuste del venteo

Cuando el valor de ajuste del venteo es significativamente más alto que el típico rango de ± 0,5 oz/in2 el valor de KE deberá calcularse utilizando almacenado tiene un TVP mayor que 0,1 psia, es necesario estimar un valor más preciso del factor de expansión del espacio del vapor KE mediante la ecuación para KE utilizada en el parágrafo 4.2.2.2. Sí se obtiene un valor para KE ≤ 0 se utiliza un valor de 0 en la expresión general de pérdidas por almacenamiento LS.

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Altos puntos de ajuste también garantizan que el factor de corrección por venteo KB de las pérdidas por trabajo LW .será menor que 1. Cuando la condición:

Se cumple, el factor de corrección utilizado en la ecuación general de pérdidas por trabajo LW se determina usando la ecuación:

En caso contrario (el condicional es menor o igual que 1,0) se usa un valor de KB = 1.

Valores de KB < 1 representan la reducción de las emisiones debido a la condensación de los vapores almacenados antes que ocurra la apertura de la válvula de venteo.

4.2.3        Pérdidas para tanques de techo flotante

4.2.3.1    Consideraciones generales

El método aplica para calcular las pérdidas totales por evaporación o la emisión de hidrocarburos equivalentes a la atmósfera desde tanques con techo flotante externo (EFRTs), tanques de techo flotante interno con venteo libre (IFRTs), así también como para tanques con techo flotante tipo externo que tienen un techo fijo con venteo libre (también denominados tanques de techo flotante cubierto o CFRTs).

La metodología descrita aquí no sirve para determinar las perdidas en los siguientes casos:

a.	Para determinar la pérdidas de hidrocarburos o petroquímicos no estabilizados, o en estado de ebullición o de aquellos en los cuales no se conoce su presión de vapor o esta no puede determinarse.
b.	Para estimar perdidas desde tanques que poseen deterioro del material de los sellos de las membranas y/o del techo flotante.
c.	Para estimar pérdidas en tanques en sistemas cerrados o de techo flotante cubierto (esto es, tanques venteados únicamente través de sistemas de relevo por presión/vacio, con gas inerte de cobertura, venteado a unidad de recuperación de vapor u otro sistema que genere restricción del libre venteo.

4.2.3.2    Pérdidas por almacenamiento (LS)

La siguiente información mínima es necesaria para calcular las pérdidas de almacenamiento Ls:

a.	La presión de vapor real (TVP) o la presión de vapor Reid (RVP) y la temperatura promedio del producto almacenado.
b.	El tipo de producto almacenado.
c.	El diámetro del tanque (D).
d.	El tipo de techo flotante (tipo externo (EFRT y CFRT) o interno (IFRT)).
e.	El tipo de construcción del techo fijo (soportado por columnas o auto-soportado (IFRT y CFRT); o ninguno (EFRT).
f.	Para tanques que no tienen un techo fijo (EFRTs) la velocidad promedio del viento en el sitio.

Un mejor estimado de las pérdidas por almacenamiento puede obtenerse mediante el conocimiento parcial o total de la siguiente información adicional:

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GESTIÓN DE MEDICIÓN Y CONTABILIZACIÓN
DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001-19	Fecha aprobación: 01/04/2010	Versión: 01

a.	El tipo de construcción de la lámina del tanque (soldada o remachado) (EFRTs)
b.	El tipo de sistema que posee el sello del borde
c.	El tipo y el número de accesorios del techo
d.	El tipo de construcción de la cubierta del techo flotante (pontón o doble cubierta sí es del tipo API Std 650 Apéndice C [EFRTs y CFRTs]; y sí es del tipo API Std 650, Apéndice H [IFRTs] sí la cubierta es soldada o atornillada, y la longitud de las costuras atornilladas.
e.	El peso molecular del vapor del producto almacenado

Las pérdidas por almacenamiento, LS, incluyen las pérdidas por el sello del borde y los accesorios del techo y por las costuras de de este si está son de construcción atornillada (IFRTs). Estas pérdidas deben estimarse como sigue:

Donde:

Ls= Pérdidas por almacenamiento, en lbs/año

Fr = Factor de pérdidas totales por el sello el borde, en lbs/año

Ff = Factor de pérdidas totales por los accesorios del techo, en lbs/año

Fd = Factor de pérdidas totales por las costuras del techo, en lbs/año

P* = Función pérdidas de vapor (adimensional)

MV = Peso molecular promedio del vapor del producto almacenado, en lbs/lbs-mol

KC = Factor producto, (adimensional)

Las pérdidas por almacenamiento, LS, es convertida de libras por año a barriles por año así:

Donde:

WV= Densidad del vapor condensado, en lbs/gl

Factor de pérdidas por el borde del sello (Fr): puede estimarse como sigue:

Fr = KrD

Donde:

Fr =	es el factor de pérdidas totales por borde del sello, en lbs-mol/año.
Kr =	es el factor de pérdidas por borde del sello, en lbs-mol /pie-año, y se calcula así:

Donde:

Kra =	es el factor de pérdidas por el borde del sello con una velocidad del viento de cero, en lbs-mol/pie-año,
Krb =	es el factor de pérdidas por el borde del sello dependiente del viento, en libras-mol/(mph)[n]-pie-año,
V =	velocidad promedio del viento en el sitio donde se encuentran los tanques, en mph,
n =	exponente dependiente del viento de las pérdidas por el borde del sello (adimensional).

Para tanques con tellos fijos (IFRTs y CFRTs), la velocidad del viento no es un parámetro significativo y el valor de es igual a cero, y la ecuación anterior se transforma en:

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Kr = Kra

Los factores de pérdidas por el borde del sello Kra, Krb y n son mostrados en el API MPMS Capítulo 19.2 Table 4—Rim-seal Loss Factors, Kra, Krb, and n; and Rim-seal Loss Factors, Kr, at Selected Average Ambient Wind Speeds, como una función del tipo de borde del sello y la construcción del tanque.

Sí no se posee información específica del tipo de construcción del tanque y del borde del sello, un tanque soldado con un sello primario mechanical-shoe puede asumirse para techos API Std 650, Apéndice C (EFRTs y CFRTs). Para techos API Std 650, Apéndice H (IFRTs) asuma sello primario vapor-mounted. Sin embargo, estimaciones basadas en datos asumidos son utilizadas únicamente como una indicación preliminar de las pérdidas por evaporación. Las pérdidas específicas de un tanque siempre deben basarse en las características reales del tanque.

Factor de pérdidas por los accesorios de la cubierta (Ff): puede estimarse como sigue:

Donde:

Ff =	factor de pérdidas totales por los accesorios de la cubierta, en lbs-mol/año,
Nfi =	número de accesorios de cada tipo,
Kfi =	factor de pérdidas para un tipo particular de accesorio de la cubierta, en lbs-mol/año,
i=	consecutive para cada tipo de accesorio, 1, 2,…, k (adimensional),
k =	número total de los tipos diferentes de accesorios (adimensional)

El factor de pérdidas para un tipo particular de accesorio de la cubierta Kfi puede estimarse como sigue:

Donde:

Kfi =	factor de pérdida un tipo particular de accesorio, en lbs-mol/año,
Kfai =	factor de pérdida para un tipo particular de accesorio con velocidad de viento igual a cero, en lbs-mol/año,
Kfbi =	factor de pérdida dependiente del viento para un tipo particular de accesorio de la cubierta, en lbs-mol/(mph)m●año,
mi =	Exponente de perdida dependiente del viento para cada tipo de accesorio de la cubierta (adimensional)
i =	número de accesorio, 1, 2,…, k (adimensional),
k =	número total de los tipos diferentes de accesorios (adimensional)
kv =	factor de corrección por la velocidad del viento para cada accesorio (adimensional),
V =	velocidad promedio del viento en el sitio del tanque, en mph.

Para tanques sin techo fijo (EFRTs), el factor de corrección por la velocidad del viento para cada accesorio KV = 0,7.

Para tanques con techo fijo (IFRTs y CFRTs), la velocidad del viento no es un parámetro significativo, y el valor de V = 0, con lo que

Kfi = Kfai

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En el API MPMS Capítulo 19.2 Table 6—Deck-fitting Loss¤ Factors, Kfa, Kfb, and m; Typical Number of Deck Fittings, Nf; and Deck-fitting Loss Factors, Kf, at Selected Average¤¤ Ambient Wind Speeds, se listan los más comunes tipos de accesorios de la cubierta con los factores de pérdidas kfa, Kfb, y m asociados, para varios tipos de detalles constructivos, salvo que no se da ninguna de la configuración más común para los postes-guía (guidepoles) en cubiertas diseñadas de acuerdo con el API Std 650, Apéndice C (EFRTs y CFRTs). Las estimaciones de las pérdidas por evaporación para estos tanques deben basarse en las características reales de los postes-guía.

Los factores de pérdidas para configuraciones de accesorios de la cubierta no listados en la Table 6, para condiciones de velocidad del viento de cero mph (IFRTs y CFRTs) pueden estimarse con la ecuación:

Donde:

Kfai =	factor de pérdida para un tipo particular de accesorio de la cubierta con velocidad de viento igual a cero, en lbs-mol/año,
Afi =	área de la superficie del líquido dentro de un tipo particular de accesorio de la cubierta, en pulgadas cuadradas. El área de la superficie del líquido es el área dentro de la pared del accesorio de la cubierta, menos cualquier área ocupada por una obstrucción (tales como columnas de soportes de un techo fijo).

El coeficiente 0,27 tiene unidades de libras-mol por (pulgada cuadrada)0,86-año, y el exponente 0,86 es adimensional. La ecuación es aplicable únicamente cuando la distancia de la superficie del líquido a la pared del accesorio de la cubierta es de 12 pulgadas o mayor.

No existe algoritmo para estimar factores de perdida con velocidades del viento diferentes de cero (EFRTs)

Puesto que el número de cada tipo de accesorio de la cubierta puede variar significativamente para cada tanque, el Nf valor para cada tipo de accesorio deberá considerarse para el tanque en consideración. Cuando esta información no está disponible, el API MPMS Capítulo 19.2 Table 7—Typical Number of Columns, Nfc, for Tanks with Column-supported Fixed Roofs, Table 8—Typical Number of Vacuum Breakers, Nfub , and Deck Drains, Nfdd for API Std 650, Appendix C Decks (EFRTs and CFRTs) y Table—9 Typical Number of Deck Legs, Nfdl , for API Std 650, Appendix C Decks (EFRTs and CFRTs) muestra valores típicos de los accesorios Nf de los tanques dependiendo del diámetro del mismo.

Factor de pérdidas por las costuras de la cubierta ( Fd): aplica únicamente para cubiertas tipo API Std 650, Apéndice H (IFRTs) que son de construcción atornillada. El factor puede estimarse mediante la ecuación:

Fd = KdSdD2

Donde:

Fd =	Factor de pérdidas total por la costura de la cubierta, en lbs-mol/año ño,
Kd =	Factor de pérdidas por la costura de la cubierta por unidad de longitud (en lb-mol/Pie-año),
Sd =	Factor de longitud de la costura de la cubierta, en pies/pie[2]. Pusteo que Sd varia significativamente para diferentes tipos de diseño de las cubiertas su valor se calcula preferiblemente a partir de la siguiente ecuación, o estimado a partir del API MPMS Capítulo 19 Table 10—Deck-seam Length Factors, Sd, for Typical Deck Constructions

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CAPITULO 19 - PÉRDIDAS POR EVAPORACIÓN EN TANQUES DE ALMACENAMIENTO
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DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001-19	Fecha aprobación: 01/04/2010	Versión: 01

Donde:

Lseam	= longitud total de la costura de la cubierta, en pies
A deck	= área de la cubierta, en pies[2].
D	= diámetro del tanque, en pies.

Esta ecuación esa basada en que las pérdidas a través de las costura de la cubierta ocurren continuamente o discretamente desde puntos localizados que están distribuidos en toda la longitud de la costura. Esta asunción potencialmente sobre-estima las pérdidas para algunos tipos de diseños. Sí se poseen factores certificados API de perdidas por las costuras se deben utilizar estos.

El valor del factor de pérdidas por la costura de la cubierta por unidad de longitud Kd corresponde a Kd=0,00 si la cubierta es soldada y Kd=0,34 si la cubierta flotante es atornillada. No existe información para otro tipo de cubiertas (por ejemplo costuras adhesivas)

Sí el tipo de cubierta no se conoce, se puede asumir que una cubierta con costuras atornilladas es más común en tanques con techo fijo soportado por columnas, y una cubierta soldada es más común en tanques de techo fijo auto-soportado.

Factores relacionados con el almacenamiento: Los factores dependientes de las características del liquido almacenado presentes en la ecuación de perdidas por almacenamiento son la función presión de vapor (P*), el peso molecular del vapor (Mv) y el factor del producto (Kc). La presión de vapor depende adicionalmente de la temperatura promedio del producto almacenado Ts.

i.	Función presión de vapor (P*): puede determinarse a partir de la ecuación

Donde:

P =	es el promedio de la presión de vapor real a la temperatura promedio de almacenamiento, en psia.
Pa=	Es la presión atmosférica promedia en el sitio del tanque, en psia.

Alternativamente, P* puede extractarse directamente del API MPMS Capítulo 19.2 Table 11—Vapor Pressure Function, P* , as a Function of Stock True Vapor Pressure, P, que está basada en una presión atmosférica  Pa de 14,7 psia.

Sí la presión de vapor real P del producto almacenado no se conoce:

•	Para productos refinados (gasolinas y naftas) use el API MPMS 19.2 Figure 1—True Vapor Pressure (P) of Refined Petroleum Stocks with a Reid Vapor Pressure of 1 – 20 Pounds per Square In., para crudos use el el API MPMS 19.2 Figure 2—True Vapor Pressure (P) of Crude Oil Stocks with a Reid Vapor Pressure of 2 – 15 Pounds per Square In.

•	Calcule de valor de P mediante la ecuación:

Donde:

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P=	es el promedio de la presión de vapor real a la temperatura promedio de almacenamiento, en psia.
Ts=	Promedio de temperatura del remanente del taque en °F, en el sitio y es función del color de la pintura del tanque Tabla 16 Capítulo 19.2 del API MPMS.
A=	Constante en la ecuación de la presión de vapor (adimensional)
B=	Constante en la ecuación de la presión de vapor (°R)

La constante 459,6 convierte grados Fahrenheit (°F) en grados Rankine (°R)

Las constantes A y B son diferentes para crudo y refinados y se calculan así:

En productos refinados:

Donde:

RVP=	Presión de vapor Reid, en psi
S=	pendiente @ 10% volumen evaporado por destilación del producto almacenado según el ASTM D86 Standard Test Method for Distillation of Petroleum Products at Atmospheric Pressure, en °F/volumen%. La pendiente puede ser estimada de los datos de la destilación utilizando la ecuación:

Donde:

T5=	Temperatura a la cual el 5% del volumen es evaporado, en °F
T15=	Temperatura a la cual el 15% del volumen es evaporado, en °F

En ausencia de datos relacionados con el ASTM D86 para el producto almacenado se puede utilizar valores extraídos del API MPMS 19.2 Table 12—ASTM Distillation Slope, S, for Selected Refined Petroleum Stocks.

En crudos:

A = 12,82 — 0,9672ln(RVP)

B = 7261 — 1216ln(RVP)

Donde:

RVP = Presión de vapor Reid, en psi

No existen ecuaciones para terminar las constantes A Y B, para crudos pesados tales como aceites destilados y residuales o para componentes petroquímicos sencillos, para determinar sus valores Table 14—PropertiesuseelAPIMPMS( 19.2 Table) 13—Properties (Mv, WV, P, A, B) of Selected Petroleum Liquids Y Table 14—Properties (Mv, Wv, P,A,B) of selected petrochemicals.

ii.	Factor del producto (Kc):

Este factor considera el efecto sobre las perdidas por evaporación de los diferentes tipos de productos.

KC	=	1,0 para refinados
	=	0,4 para crudos
	=	1,0 para componentes sencillos

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iii.	Densidad del vapor condensado (Wv):

Para productos refinados y crudos, la densidad del vapor condensado (Wv) es menor que la densidad del liquido almacenado. Sí la densidad del vapor condensado no se conoce, esta puede aproximarse a partir de la siguiente ecuación desarrollada para gasolinas

Wv= 0,08Mv

Donde:

Wv =	densidad del vapor condensado del producto, en lbs/galón,
Mv =	peso molecular del vapor, en lbs/lbs-mol.

La constante 0,08 tiene unidades de lbs-mol/galón

Para algunos hidrocarburos multi-componente la densidad del vapor condensado (WV ) a 60°F se puede extraer del API MPMS Capítulo 19.2 Table 13—Properties (Mv, Wv, P, A, B) of Selected Petroleum Liquids, para hidrocarburos sencillos, la densidad del vapor condensado es igual a la densidad del líquido almacenado componentes, el valor se puede extraer del API MPMS Capítulo 19.2 Table 14—Properties (Mv, Wv, P, A, B) of Selected Petrochemicals.

4.2.3.3 Pérdidas por retiro (Lw)

Las pérdidas por retiro, L , se relacionan con las pérdidas por evaporación del líquido que se adhiere a las paredes del tanque (y columnas de soportes del techo fijo, sí existe) y que es expuesto a evaporación cuando el tanque está siendo desocupado. Estas pérdidas se calculan a partir de la siguiente información:

a.	El rendimiento anual neto del proceso (anual net throughput(, Q, (asociado con la disminución del nivel de líquido almacenado)
b.	El tipo de producto almacenado
c.	La densidad promedia del líquido almacenado
d.	El diámetro del tanque (D)
e.	La condición de la pared del tanque (y de las columnas de soporte del techo fijo, sí aplica (IFRTs y CFRTs))

Una ligera mejora en el estimado de las pérdidas puede obtenerse para tanques con columnas de soporte del techo fijo sí el tipo, condición y número de columnas son conocidas para el tanque bajo consideración.

Las pérdidas por retiro se calculan mediante la ecuación:

Donde:

Lw=	pérdidas por retiro, en lbs/año
Q=	rendimiento anual neto del proceso (asociado con la disminución del nivel del líquido en el tanque), en bls/año.
C=	Factor de rugosidad (incrustación) de la lámina del tanque en barriles por 1000pie[2] y se obtiene en el API MPMS Capítulo 19.2 Table 17 Table 17—Average Clingage Factors, C, for Steel Tank (Barrels per 1000 Square Ft)
Wl=	Promedio de densidad del producto a la temperatura promedio del producto almacenado, en lbs/galón:
Nfc=	Número de columnas que soportan el techo, adimensional (IFRTs y CFRTs).
Fc=	diámetro efectivo de la columna, en pies (IFRTs y CFRTs)

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ECP-VSM-M-001-19	Fecha aprobación: 01/04/2010	Versión: 01

La constante 0,943 tiene dimensiones de (1000 pies3)*(gls/bls2)

Las pérdidas por retiro, LW, es convertida de libras por año a barriles por año así:

Donde:

W1= Densidad de líquido almacenado a 60 °F, en lbs/galón

EI numero de columnas que soportan el techo, Nfc, debe ser específico para el tanque bajo consideración. Sí esta información no está disponible pero¤ conoce el diámetro del tanque (D), refiérase al API MPMS Capítulo 9.2 Table 7—Typical Number of Columns, Nfc, for Tanks with Column-supported Fixed Roofs para determinar su valor aproximado. Únicamente tanques con techo fijo soportado por columnas (típico de IFRTs) tiene columnas. Tanques con techo fijo auto-soportado (típico de CFRTs) y tanques sin techo fijo (EFRTs) no poseen columnas de soporte del techo.

El diámetro efectivo de la columna, Fc, se determina por la ecuación:

Valores típicos de Fc son los siguientes:

•	1,1 pies para columnas estructurales de 9”x7”.
•	0,7 pies para columnas diseñadas con tubería de 8 pulgadas
•	1,0 pies aproximadamente para utilizar cuando no se conocen detalles constructivos de la columna.

4.3            REGISTROS

Registro del cálculo de pérdidas por evaporación para cada tanque.

5               CONTINGENCIAS

No aplica

Para mayor información sobre este Capítulo y en general del Manual de Medición de Hidrocarburos de Ecopetrol S.A, dirigirse a:

➢	Rodrigo Satizabal Ramírez

Jefe del Departamento de Medición y Contabilización de Hidrocarburos VSM-GPS-PMC

Ext.: 43390

➢	Mario Alberto Granada Cañas

Profesional I Departamento de Medición y Contabilización de Hidrocarburos VSM-GPS-PMC

Ext.: 50057

➢	Penélope Galeno Sáez

Profesional III Departamento de Medición y Contabilización de Hidrocarburos VSM-GPS-PMC

Ext.: 42080

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DEPARTAMENTO DE MEDICIÓN Y CONTABILIZACIÓN
ECP-VSM-M-001-19	Fecha aprobación: 01/04/2010	Versión: 01

RELACÓN DE VERSIONES

VersiÓn	Fecha	Cambios
00	29/11/2005	EmisiÓn del documento
01	01/04/2010	RevisiÓn del documento

Revisió	Aprobó

/s/ RODRIGO SATIZABAL RAMÍREZ
RODRIGO SATIZABAL RAMÍREZ
Jefe Departmento de MediciÓn y ContabilizaciÓn
de Hidrocarburos – VSM-GPS-PMC
/s/ CLAUDIA CASTELLANOS
CLAUDIA CASTELLANOS
/s/ MARIO GRANADA CAÑAS	Vicepresidente de Suministro y Mercadeo – VSM
MARIO GRANADA CAÑAS
Profesional MediciÓn VSM-GPS-PMC
En representaciÓn de lideres de medicion de
VSM, VIT, VPR, GRB, GRC e ICP quienes
participaron en su elaboracion.
Documento aprobado segun acta del comite
Tactico de medicion y contabilizacion No. 05 de
2009 realizado en noviembre 30 y diciembre 01

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MANUAL ÚNICO DE MEDICIÓN

CAPITULO 20

MEDICIÓN EN CAMPOS DE

PRODUCCIÓN

VICEPRESIDENCIA DE SUMINISTRO Y MERCADEO Gerencia De Planeación Y Suministro	Versión: 00	ECP-VSM-M-001-20
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Este documento se validó en el Comité Táctico integrado por los líderes de medición de las áreas de negocio:	Aprobación:

EDUARDO MOTTA RUEDA	NICOLLE MUÑOZ
Líder Corporativo de Medición	Jefe de Logística (E) GPS –VSM
GPS – VSM

SARA ISABEL PARRA
Líder de Medición	PABLO MOTTA CANDELA
GCB – VRP	Gerente de Planeación Y Suministro –
VSM

NICOLÁS VALLE YI
Líder de Medición
VIT	SERGIO HERRERA ESTEVEZ	FEDERICO MAYA
	Líder Grupo Apoyo Legal VSM	Vicepresidente de Suministro y
Mercadeo - VSM

JULIO MARIO RUEDA CELIS
Líder de Medición
VPR
MÓNICA PÉREZ
Normativa Corporativa

CARLOS GUSTAVO ARÉVALO
Líder de Medición GRC-VRP

VICEPRESIDENCIA DE SUMINISTRO Y MERCADEO Gerencia De Planeación Y Suministro	Versión: 00	ECP-VSM-M-001-20
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TABLA DE CONTENIDO

RELACIÓN DE VERSIONES
1.	OBJETO	5

2.	ALCANCE	5

3.	GLOSARIO	5

4.	DOCUMENTOS DERROGADOS	6

5.	CONDICIONES GENERALES	6

6.	DESARROLLO	8
6.1.	MEDICIÓN DE CANTIDAD DE LÍQUIDO	8
6.1.1.	CONSIDERACIONES GENERALES DE DISEÑO	8

6.1.2.	CONSIDERACIONES DEL EQUIPO DE MEDICIÓN	8

6.1.2.1.	Medidor de desplazamiento positivo	8
6.1.2.2.	Medidor Tipo Turbina	9
6.1.2.3.	Dispositivos de presión diferencial	9
6.1.2.4.	Tanques	9
6.1.2.5.	Medida de Masa	10
6.1.2.6.	Otros tipos de dispositivos de medición	11
6.2.	PROCEDIMIENTOS PARA MUESTREO DE LIQUIDOS	11
6.2.1.	Sistema de Muestreo No- Automático	11
6.2.2.	Sistema de Muestreo Automático	11

6.3.	MEDICIÓN DE CALIDAD DE LÍQUIDO	12
6.3.1.	Analizadores de agua	12
6.3.2.	Método para medición de tanques	16

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6.3.3.	Factor de correción volumétrica	17
6.4.	PROCEDIMIENTO PARA CÁLCULO DE LÍQUIDOS	18
6.4.1.	Factor de expansión térmica	18
6.4.2.	Factor de agua y sedimento	18
6.4.3.	Corrección de temperatura	18
6.4.4.	Cálculo teórico de producción	18
6.4.5.	Determinación de agua	20
6.4.6.	Cálculo de corrección de la producción	21
6.4.7.	Determinación de cierre de inventarios	21
6.4.8.	Procedimientos de asignación	21

7.	REGISTROS	21

8.	CONTINGENCIAS. No-Aplica	21

9.	BIBLIOGRAFÍA	22

10.	ANEXOS	22

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1.	OBJETO

Determinar las guías apropiadas para llevar a cabo la medición en campos de producción.

2.	ALCANCE

Este documento provee las pautas de diseño y operación de los sistemas de medición de líquidos en campo.

Incluye las recomendaciones para medición dinámica, medición estática, toma muestras, probadores, calibración y procedimientos de cálculo.

3.	GLOSARIO

Para una mayor comprensión de este documento puede consultar el Capitulo 1 del Manual Único de medición “Condiciones Generales” en su numeral 3 - Glosario Aplicable al Manual Único de Medición (MUM).

Condensado de Línea es el líquido formado en una tubería por un cambio de fase de gas a líquido, como resultado de cambios en temperatura y/ o presión. El condensado de línea es también llamado por algunos segmentos de la industria, como condensado retrogrado.

Condiciones de los Tanques de Almacenamiento (condiciones estandar) son presión atmosférica y temperatura a 60ºF.

Corte de Agua: es el porcentaje de agua en volumen, en una corriente combinada de hidrocarburo y agua.

Contenido recuperable de hidrocarburos líquidos (GPM): Es la cantidad de productos líquidos teóricos recuperables de una corriente.

Emulsión Continua de Agua: Es una mezcla de agua y aceite, en la cual el agua es el componente mayor y el aceite está en suspensión.

Emulsión continua de aceite: Es una mezcla de agua y aceite, en la cual el aceite es el componente mayor y el agua esta en suspensión

Factor de Merma es la relación de un volumen líquido a condiciones del tanque de almacenamiento o algunas condiciones intermedias definidas y el volumen del líquido a condiciones de medición.

Factor K: Relaciona la señal de salida o registro de un medidor a una unidad de cantidad (masa, volumen, energía)

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Tres Fases: Es el término que describe el fluido proveniente de un pozo que esta compuesto de hidrocarburo liquido, gas y agua producida.

Líquido Estabilizado: Es el hidrocarburo líquido que ha alcanzado el equilibrio.

Medición por prorrateo: Es medir individualmente facilidades o pozos usando sistemas de medición y procedimientos específicos, para determinar el porcentaje de hidrocarburo, fluidos asociados o energía contenida, atribuible a la facilidad o al pozo, comparada contra la totalidad de la producción del yacimiento, del sistema de producción o del sistema de recolección.

Mezcla (commingle): Son los medios usados para combinar las corrientes de hidrocarburo de dos o más pozos o facilidades de producción, en un tanque o en una tubería.

Producción Teórica: Es el volumen de crudo, corregido a las condiciones de los tanques de almacenamiento

Relación Beta: es la relación entre el orificio y el diámetro interno del tubo de medida.

Tanque de Almacenamiento: Es un tanque atmosférico utilizado para almacenar hidrocarburos líquidos.

Volumen Totalizado Sin Corregir: Es el volumen registrado por un totalizador al cual no se han aplicado los ajustes por temperatura y presión.

4.      DOCUMENTOS DEROGADOS. No Aplica

5.      CONDICIONES GENERALES

Un propósito de los estándares y procedimientos en la industria es asegurarse que todas las partes sean tratadas justamente en una transacción. Otro fin es asegurar uniformidad, es decir, proveer un método fijo para resolver un problema o determinar que una tarea sea repetible por alguien que tenga las habilidades o experiencias necesarias. Este procedimiento estandar, aplicado apropiadamente, asegura un trato justo.

La referencia a los estándares de la industria como base fundamental para la medición en campo asegura uniformidad en los procedimientos y prácticas.

Aunque la medición en campo puede no satisfacer los requisitos de medición para transferencia de custodia en todos los casos, sigue siendo posible referirse a estándares existentes de la industria como base. Este estándar no trata específicamente un tema relacionado con la medición, por lo cual se debe asumir que aplican los estándares para transferencia de custodia.

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Si los estándares de la industria no son usados como base para la medición en campos, los contratos tendrían que incluir una gran cantidad de espécificaciones técnicas o las partes tendrían que referirse a las políticas individuales de sus compañías. Utilizando los estándares de la industria, se pueden medir tolerancias, diseñar sistemas de medición, determinar si una platina de orificio es lo suficientemente redonda, medir el nivel de un tanque, y así sucesivamente, sin tener que aplicar separadamente estos temas.

La medición por prorrateo fue desarrollada para reducir capital y costos de operación sin perder el objetivo de tratar todas las partes justa y equitativamente. Esta medición individual determina qué fragmento de la producción total o ingreso desde un sistema es atribuible a un pozo. La producción total o los pagos totales se determinan con los sistemas y procedimientos de calidad para transferencia de custodia, pero el sistema de distribución asociado puede no satisfacer totalmente los estándares de la industria para transferencia de custodia. Por ejemplo en una medición en campo puede ser necesario medir corrientes multifásicas en lugar de requerir un equipo de separación para cada una, pueden asumirse temperaturas de flujo constantes, para eliminar la necesidad de sistemas de registros de temperatura. Se pueden manejar otros principios, pero deben ser aplicados uniformemente a través del sistema.

En algunos campos las corrientes son muy similares en temperatura, presión, caudal y composición, pero la mayoría tiene una amplia variabilidad en uno o más de estos aspectos. Por ejemplo, para asegurar que el sistema de prorrateo trate equitativamente una locación con gas pobre con respecto a otra locación con gas rico, se deben realizar pruebas periódicas que ayuden a definir mejor, la calidad y la cantidad de cada corriente r establecida, por medio de muestreadotes portátiles o estacionarios, calibración, separación, y/o sistemas de prueba. El efecto neto de tales medidas es reducir ampliamente gastos de capital y gastos de operación mientras se define una cantidad y calidad representativa para la corriente.

La determinación de calidad y cantidad en un sistema de medición en campo debe ser representativo de las contribuciones de las locaciones individuales.

Mediante este estandar se proporciona una base legítima para distribuir la producción o ingresos; es una práctica común contractual convenida por muchas compañías y para diferentes intereses. Esto puede permitir que contratos y campos con economía marginal existan, puesto que sistemas y medidas de calidad tipo transferencia de custodia podrían requerir más gastos de los que podrían soportar.

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6.	DESARROLLO

6.1	CONSIDERACIONES GENERALES DE DISEÑO

Esta sección trata la medición de fluidos en fase líquida, no aplica a medidas de fluidos en dos fases (gas/líquido). Si el esquema de medida tiene parámetros de flujo similares a las medidas de calidad para transferencia de custodia, los capítulos aplicables del Manual único de medición pueden ser usados como una guía. Sin embargo si el líquido medido se encuentra en el punto de burbuja o sobre él, se deben usar las siguientes consideraciones de diseño:

a.	Se debe hacer un esfuerzo especial para minimizar las caídas de presión en el sistema. La reducción de presión en el sistema puede liberar el gas en solución presente en el líquido. El gas presente en una corriente de líquido producirá errores de medición. Se debe utilizar el siguiente procedimiento:

•	Seleccionar y dimensionar el medidor de flujo.
•	Instalar el medidor de flujo, aguas arriba de la válvula de control.
•	Minimizar la distancia entre la salida del separador y el medidor de flujo
•	Localizar el medidor de flujo por debajo del nivel del líquido, en el separador de prueba.

b.	El medidor de flujo debe ser seleccionado para minimizar el potencial de erosión, si una cantidad significativa de abrasivos está presente en la corriente de flujo.
c.	Los materiales de construcción del medidor se deben seleccionar para eliminar la fuerza de corrosión potencial de los cloruros o sulfuro de hidrógeno en el agua producida. La temperatura, presión y composición de las corrientes también deben ser consideradas durante el diseño y selección de materiales.
d.	Cuando la temperatura de flujo o la temperatura ambiente afectan el desempeño del medidor, se debería considerar la posibilidad de aislar o monitorear el calor presente en el sistema de medición de flujo.

6.1.1.	CONSIDERACIONES DEL EQUIPO DE MEDICIÓN

6.1.2.1	Medidor de Desplazamiento Positivo

Las variaciones de viscosidad en el líquido afectan el desempeño de los medidores de desplazamiento positivo. Estas variaciones son debido a la variabilidad de los cortes de agua, gravedad del aceite, y temperatura. Si la variación de la viscosidad es significativa, se deben calcular una serie de factores del medidor para diferentes condiciones de operación. Las variaciones en el funcionamiento del medidor pueden reducirse utilizando similares procedimientos de medida, técnicas de calibración y tipos de equipos en todas las facilidades pertenecientes a un mismo sistema. El diseño del sistema y selección de equipo debe estar de acuerdo con el MUM Capítulo 5.2.

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6.1.2.2	Medidores Tipo Turbina

El Capítulo 5.3 del MUM discute el uso de medidores tipo turbina para fluidos en una sola fase (generalmente líquida). Este capitulo también puede aplicarse a medidas en fase liquido-liquido (aceite y agua) como en muchos esquemas de medición en campos. El alcance, campo de aplicación, diseño del sistema, selección de medidores, instalación, operación y mantenimiento de los medidores tipo turbina usados en el esquema de medición por prorrateo se encuentran en el MUM Capítulo 5.3. En los esquemas de medición en campo, las características del fluido pueden variar substancialmente y esta variación puede afectar el desempeño del medidor tipo turbina.

6.2.1.3	Dispositivos de Presión Diferencial

Los medidores de presión diferencial mas comunes usados en la medición en campo para líquidos, es el de tipo platina de orificio concéntrico. Los elementos primarios se deben construir e instalar de acuerdo con lo establecido en el Capítulo XX del MUM.

Los dispositivos de medición de presión diferencial (transmisores o carta de registro) deben montarse debajo de las platinas, con la línea de medición inclinada una pulgada por pie hacia el elemento secundario. Las líneas del medidor deben ser tan cortas de longitud como sea posible e instaladas evitando cualquier trampa de vapor. Generalmente, en el tope del elemento secundario, la línea de medición se debe conectar al tope de las conexiones del montaje. Sin embargo, dependiendo del líquido a medir, es preferible conectar en la base de las bridas.

Se deben localizar las conexiones de las bridas del reborde de los orificios al lado del tubo de medida -90 grados de la vertical-. Dependiendo del liquido a medir y las condiciones ambientales es necesario usar un sistema de sello para prevenir taponamiento, corrosión, congelación, y otros problemas de las líneas de medida y elementos secundarios. El sistema de sellado debe contar con depósitos instalados en el borde del orificio, líneas de medida, y elementos secundarios adecuados de alarma para llenado de líquido.

La instrumentación accesoria para determinar temperatura, densidad, contenido de agua y otros factores, deben ser instalados dependiendo de su aplicación y tipo de medida requerida (por ejemplo volumétrica vs. másica).

Los cálculos requeridos para determinar el volumen del líquido medido también dependen de la aplicación y el tipo de medida. Referirse al Capítulo xx del MUM donde se determinan los cálculos y procedimientos apropiados.

6.1.2.4	Tanques

Esta sección trata de tanques para fluidos en una sola fase. El punto de referencia debe ser fijado en la escotilla de medición desde la cual se realiza la medida. La distancia del punto de referencia al fondo del TK o plato de medición es la altura de referencia. La altura de referencia debe estar marcada cerca de la escotilla de medición, si esta distancia varía en más de 0.5 pulgadas se debe verificar si hay una obstrucción o excesivo sedimento en el fondo. Las válvulas y conexiones de los TKS se deben diseñar para garantizar aislamiento completo durante la entrega. Para mayor información referirse al capitulo 3 del MUM.

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Los tanques deben ser calibrados de acuerdo al capitulo 2 del MUM, para determinar el volumen total y los volúmenes incrementales.

La lectura y reporte de temperaturas del fluido se deben realizar de acuerdo con el Capítulo 7 del MUM.

Se debe tomar una muestra representativa del fluido para la determinación de calidad. Los métodos para la toma de muestras incluyen válvula toma muestra, muestra corrida y muestra de nivel, y se deben realizar de acuerdo al Capítulo 8 del MUM.

6.1.2.5	Medición Másica

•    Medición másica Directa (Efecto Coriolis): El método para medida directa de masa descrito en esta sección, se limita al uso de medidores tipo Coriolis que operan aplicando el principio que recibe el mismo nombre.

Un medidor de flujo masico tipo Coriolis determina el caudal del fluido sobre una masa base, esta compuesto de tubos metálicos a través de los cuales pasa la corriente del fluido. Los tubos están hechos para vibrar a su frecuencia natural o frecuencia armónica por medio de un mecanismo manejado electromagnéticamente. El flujo del líquido genera una fuerza de Coriolis que es directamente proporcional a la rata de flujo másico del líquido. La fuerza de Coriolis es detectada por varios sensores, convertida y llevada a otros dispositivos.

Cuando un medidor de flujo masico tipo Coriolis es usado para medición en campos, se instala usualmente a la salida del equipo de separación como muestra la figura 1. El medidor debe ser instalado en una orientación que no cause mediciones de falso flujo cuando se esta midiendo crudo, mezclas aguas/aceite o condensados. Ver Capitulo 5.6 del MUM (Medición de Hidrocarburos líquidos por medidores tipo coriolis).

•    Medición másica Indirecta: La medida indirecta de la masa se refiere al método de medir la cantidad de fluido multiplicando una medida volumétrica por una medida de densidad, a las condiciones de flujo:

La medición volumétrica puede ser obtenida usando un dispositivo volumétrico primario, instalado de acuerdo con el MUM, la densidad del líquido puede ser medida por un método estático.

Dependiendo del estado físico de la muestra del líquido, para medir la densidad se debería usar uno de los siguientes métodos.

a.	Capitulo 9 del MUM
b.	Un medidor electrónico de densidad de laboratorio.
c.	Un cromatógrafo de gas.

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Los sistemas de medición indirecta de masa deben satisfacer los requerimientos del capitulo xx del MUM.

6.1.2.6	Otros Tipos de Dispositivos de Medición

Otros tipos de dispositivos pueden ser usados para medición en campos, aunque los estándares generalmente aceptados en la industria actualmente, no existen para algunos de estos dispositivos.

6.2	PROCEDIMIENTO PARA MUESTREO DE LÍQUIDOS

En las aplicaciones de medición en campos para líquidos, los componentes de la corriente del líquido necesitan ser medidos tanto cualitativa como cuantitativamente. Esto puede lograrse utilizando un muestreador puntual o un sistema de muestreo automático.

6.2.1	Sistema de Muestreo No Automático

Un sistema de muestreo no automático puede ser usado cuando las ratas de flujo son constantes, y la composición del liquido producido es estable. Esta es una técnica apropiada cuando la producción es tan baja que no se justifica económicamente el uso de un sistema de muestreo automático.

Cuando se usa un sistema de muestreo no automático, se requiere considerar muchos factores los cuales pueden afectar la exactitud de los resultados de la muestra. Esto incluye

•	Uso de una sonda de muestra
•	Condiciones de la corriente de flujo (mezclado)
•	Selección del tipo de cilindro para la toma de la muestra
•	Conocimiento de las características básicas del liquido (sobre todo presión de vapor)

6.2.2	Sistemas de Muestreo Automático

El uso apropiado de un sistema de muestreo automático es descrito específicamente en el Capitulo 8.2 del MUM. Los conceptos básicos de este estándar son aplicables a la medición en campos. Estos conceptos son:

•	Condiciones de la corriente
•	Uso de una sonda de muestra
•	Extractor de muestra
•	Controlador del muestreo

Sin embargo algunas consideraciones para muestreo automático aplicadas para medición en campos implican variaciones al capitulo 8 del MUM, las cuales incluyen:

•	Localización de la sonda: El desempeño del sistema de muestreo automático depende de un llenado total de línea a las condiciones apropiadas de la corriente de flujo. La sonda de muestreo debe colocarse aguas arriba de la válvula de descarga de líquido.

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•	Recipientes para toma de Muestra: En algunos casos debido a la alta volatilidad de los líquidos producidos, es preferible almacenar y transferir una muestra en recipientes diseñados para mantenerla sustancialmente arriba de la presión de vapor, el cual es conocido como cilindro de pistón. El tamaño del receptor dependerá del tamaño de la muestra, la frecuencia muestreo, el periodo de muestra y las regulaciones de transporte.
•	Control de la Muestra: El sistema de muestreo puede ser controlado proporcionalmente al flujo, a través de la salida del medidor (turbina, desplazamiento positivo, u otros). El sistema también puede ser controlado con el uso de una salida neumática desde un dispositivo para el control del nivel de descarga localizado en la vasija de producción. De esta manera el sistema esta operando durante el ciclo de descarga del separador de producción.
•	Tamaño de la Muestra. El tamaño de la muestra debe ser suficiente para los requerimientos del dispositivo de análisis.

6.3	MEDICIÓN DE CALIDAD EN LÍQUIDOS

El propósito de esta sección es describir e ilustrar métodos que se pueden emplear para determinar el contenido de agua en una corriente de mezcla de hidrocarburo /agua, así como la merma, gravedad y volumen de hidrocarburo liquido. La medida así obtenida puede usarse para calcular la cantidad neta de hidrocarburo liquido en una corriente mezclada.

6.3.1	Analizadores de corte de agua

Los analizadores de cortes de agua son dispositivos que proporcionan una medida continua en línea del contenido de agua en una mezcla de hidrocarburo /agua bajo condiciones de flujo. Esta sección describe las consideraciones para la selección de un analizador de corte de agua y equipos accesorios. Existen tres tipos de analizadores de agua normalmente usados: analizador de capacitancía, de densidad y absorción de energía. La selección y exactitud de un analizador de corte de agua debería estar de acuerdo con los componentes del sistema de medición en campos y ser consistentes con los requerimientos legales.

6.3.2	Selección de un analizador de corte de agua

Cuando va a seleccionarse un analizador de agua, se debe consultar al fabricante y en consideración debería suministrar la siguiente información:

•	El rango de corte de agua y las expectativas de desempeño en este rango
•	El rango de la tasa de flujo del liquido (velocidad del flujo) y el desempeño esperado en este rango de operación.
•	El rango de presión de operación, las perdidas de presión a través del analizador de corte de agua, y considerar si la presión en el analizador es adecuada para prevenir la evaporación en el líquido.

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•	El efecto de las variaciones de las propiedades del líquido (viscosidad, gravedad y densidad de agua) en el desempeño del analizador de corte de agua.
•	El rango de la temperatura de operación y la aplicación de la compensación automática por temperatura.
•	El material en el que esta construido el analizador y los efectos de contaminantes corrosivos en su vida útil de operación.
•	La cantidad y tamaño de partículas sólidas externas que pueda llevar la corriente del líquido, para determinar el potencial de erosión.
•	El espacio y la localización para la instalación del analizador de corte de agua, y la facilidad requerida para su calibración en línea.
•	El tipo de elementos secundarios (unidad de procesamiento electrónico, y el dispositivo de lectura) y la distancia máxima aceptable entre estos elementos secundarios y el analizador de corte de agua.
•	La compatibilidad de las señales electrónicas de salida, si aplica a otros dispositivos asociados y el método de ajuste de esta señal de salida.
•	La clase y tipo de conexiones de tubería.
•	Los suministros de energía requeridos para el analizador de corte de agua y los elementos secundarios.
•	Requerimientos del código eléctrico.
•	El tipo, método y frecuencia de calibración.
•	La presencia de parafina, alquitrán e impurezas que puedan aislar el sensor.

6.3.1.1	Instalación del Analizador de corte de Agua y Equipos Accesorios

Un diagrama esquemático de una instalación típica de un analizador de corte de agua y equipos accesorios se muestra en la figura 1. Las consideraciones para estos arreglos incluyen lo siguiente:

a. Analizador de Corte de Agua. Los requerimientos de instalación varían con los diferentes tipos de analizadores de corte de agua (capacitancía, densidad y absorción de energía). Algunos requerimientos generales se describen a continuación:

Para minimizar la caída de presión y prevenir la evaporación del líquido, el analizador de corte de agua debe ser instalado aguas arriba de la válvula de descarga, tan cerca al separador como sea posible. Se debe usar una mínima cantidad de componentes de tuberías aguas arriba, de tal modo que la caída presión entre el separador de pruebas y analizador de corte de agua no exceda dos libras por pulgada cuadrada (14 kpa), cuando se este operando al la máxima rata de flujo.

Instalar el analizador a una cierta distancia vertical en la parte inferior del separador de pruebas puede ser considerado como una alternativa. Este esquema de instalación incrementa efectivamente la presión en el líquido como resultado de la cabeza estática generada por la columna de líquido.

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La posición del analizador en el montaje es crítica y se deben cumplir estrictamente las guías de instalación especificadas por el fabricante. En la medida de lo posible debe instalarse en un sitio en el que se mida la corriente completa de liquido. Sin embargo si es necesaria la instalación en una fracción de la corriente, debe asegurarse el mezclado homogéneo.

Para asegurar la homogeneidad de la mezcla en el muestreo tal vez deba instalarse un mezclador estático, y para ello deben considerarse las pérdidas adicionales de presión.

Para facilitar la calibración periódica, el analizador debe instalarse de tal manera que pueda aislarse fácilmente de la corriente normal de flujo. Un arreglo típico se puede ver en la figura 1.

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Figura 1. Sistema de Medición de Flujo

b. Separador de prueba. El desempeño del analizador de agua se ve afectado por la presencia de gas libre en la corriente del líquido. Un separador de prueba esta diseñado y dimensionado para proveer un tiempo de retencion adecuado, para una separación completa de gas y líquido.

Al separador de prueba se le pueden incorporar adicionalmente mecanismos, si es requerida una separación del agua libre. Con la separación del agua libre se reduce el corte de agua respecto a la corriente de entrada. Esto constituye separación de tres fases.

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Un separador de prueba debe incluir detector de nivel de liquido y dispositivos de control de flujo, y un regulador de presión en todos las salidas de flujo.

Para un mayor detalle de los analizadores de corte de agua y los procedimientos de calibración refierase al capitulo 20, sección 1.7.2 del API MPMS.

c. Medidor de Flujo Los medidores de flujo deben ser instalados y operados de acuerdo con lo especificado en el ítem 6.1.

6.3.3	Métodos para medición en Tanques

La medición de tanques puede ser usada para determinar la producción individual de facilidades o pozos. Para ello la producción es periódicamente desviada a estos tanques por un periodo de tiempo, donde se mide el volumen de acuerdo a lo ya expuesto en el numeral 6.1.2.4. Los métodos típicos usados son: medición manual usando cinta y plomada y medición automática de tanques (telemetría), (Capítulo 3 del MUM ).

La determinación de agua se realiza midiendo con cinta y pasta reveladora en el tanque, o usando otras técnicas para la detección de la interfase (nivel de transición de agua a crudo), con los datos recolectados se determina el volumen correspondiente al agua libre. Las características de las emulsiones que se puedan formar, deben ser evaluadas antes del diseño e instalación de las facilidades de medición de un tanque, esto asegurará la validez de la medición.

6.3.3.1	Procedimientos de cálculo

Refiérase al capitulo 18 del MUM para el cálculo del crudo y agua presentes en un tanque en medición.

6.3.3.2	Métodos de muestreo en Tanques

Los procedimientos para muestreo en tanques están dados por el capitulo 8 del MUM. La muestra representativa de un tanque debe ser tomada adecuadamente para determinar la calidad del fluido contenido en este y pueden usarse métodos como muestra corrida, muestra compuesta o de todos los niveles.

6.3.3.3	Métodos para análisis del contenido de agua

La determinación de impurezas usualmente agua y sedimento, obtenidas en la muestra tomada, es importante para el resultado final del proceso de medición en campos. La determinación de agua se puede realizar usando métodos como: centrífugación, el método por destilación o el método de Karl Fischer; cada uno de estos métodos tienen ventajas que involucran factores como exactitud, costo y tiempo; se deben determinar las prioridades en estas áreas antes de seleccionar el tipo de método a usar. Para la determinación de agua y sedimento se debe proceder de acuerdo a los métodos descritos en el capitulo 10 del MUM.

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6.3.4	Factor de merma por evaporación

En los puntos de medición en campo los hidrocarburos líquidos se encuentran normalmente en el punto de burbuja (presión de vapor de equilibrio), cuando un liquido se descarga a un tanque de almacenamiento, los componentes livianos del hidrocarburo se evaporan causando una reducción del volumen del líquido. Es por ello que se debe determinar un factor de corrección por evaporación, necesario para corregir el volumen del líquido a las condiciones de almacenamiento

Para calcular el factor de merma por evaporación se debe recolectar una muestra representativa (para información sobre los elementos adecuados y el procedimiento de muestreo consultar la sección 1.7.4 del capitulo 20 del API MPMS), y realizar los siguientes pasos:

•	Determinar la temperatura y presión del fluido, cuando la muestra es obtenida.
•	Colocar el cilindro en posición vertical y transvasar lentamente la muestra al cilindro graduado, abierto a las condiciones de presión atmosférica. El cilindro graduado debe ser transparente y lo suficientemente grande para contener la muestra completa.
•	Se debe permitir que la muestra se estabilice hasta que ninguna burbuja de gas sea visible
•	Se registra el total del volumen de la muestra que queda en el cilindro graduado y la temperatura de la muestra.
•	Si hay agua presente al final de la muestra, se determina el corte de agua con un método reconocido.
•	Se obtiene una muestra de agua libre y se determina la gravedad API a 60º F o densidad en kg/m3 a 65 ºC
•	El Calculo del factor de merma por evaporación se realiza usando la siguiente ecuación:

Donde:

Vf = Es el volumen total de la muestra final en el cilindro graduado.

Vi = Volumen total de la muestra inicial en el cilindro de muestreo

Xw = Fracción volumétrica de agua en la muestra final

(CTL)f = Factor de Corrección de Volumen basado en la temperatura final de la muestra

(CTL)i = Factor de Corrección de Volumen basado en la temperatura durante el muestreo

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6.4	PROCEDIMIENTOS PARA CALIBRACIÓN DE MEDIDORE EN CAMPO

Los procedimientos mediante los cuales se debe realizar la calibración de los medidores másicos y volumétricos en campo se detallan en el capitulo 4 del MUM.

6.5	PROCEDIMIENTO PARA CALCULO DE CANTIDADES DE LÍQUIDOS

El volumen determinado por un medidor de campo es ajustado, realizando una distribución proporcional al volumen total determinado por todos los medidores del sistema (facilidades o campo). Esta distribución proporcional es aplicada al volumen corregido del sistema de recolección, el cual se calcula con el volumen registrado en los medidores de transferencia de custodia, mas los inventarios finales, menos los inventarios iniciales.

6.5.1	Factor de Merma

Cualquier entrega de producción a un sistema de mas baja presión, requiere realizar una corrección de volumen para las condiciones del tanque de almacenamiento o condiciones atmosféricas, ver 6.3.3 para el calculo.

6.5.2	Factor de Agua y Sedimento

Cualquier entrega de producto a un sistema de recolección requiere una determinación del factor de corrección por agua y sedimento.

6.5.3	Corrección por Temperatura

Un sistema de recolección puede requerir contractualmente ser corregido por temperatura, cuando se han mezclado distintas corrientes de fluido, ya sea usando dispositivos de corrección de temperatura para cada corriente o usando las tablas de corrección de temperatura del capitulo 11 del MUM, las cuales pueden ser usadas para corregir por temperatura cada corriente introducida en el sistema.

6.5.4	Calculo Teórico de Producción

Existen distintos procedimientos para calcular las cantidades de petróleo cuando el flujo del líquido es determinado mediante medidores de flujo volumétrico. En los puntos de medición diversas cantidades de agua se encuentran normalmente presentes; la cantidad de agua presente y el método de muestreo, determinan cual es el procedimiento a usar para el cálculo de los volúmenes netos de hidrocarburo y agua, a condiciones estandar.

El alcance de esta aplicación esta limitado a crudos de petróleo que están en un rango de gravedad entre 0º API y 90º API o un rango de densidad entre 610.5 kg/m3 y 1075 kg/m3. El punto de medición de crudo puede estar bajo condiciones de punto de burbuja, y también puede contener una cantidad significativa de agua, superiores a las que normalmente se encuentra en puntos para transferencia de custodia. No aplica en situaciones donde se encuentre presente gas libre. Los distintos procedimientos para el cálculo pueden ser:

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•	Procedimiento A: aplica cuando las cantidades presentes de agua y sedimento son bajas, como en el caso de los sistemas de transferencia de custodia (menor del 5.0%). Y cuando la muestra es recogida por muestreo estático. Este procedimiento asume que la gravedad es determinada a condiciones atmosféricas, y corregida a la temperatura estándar. No considera los cambios de gravedad que pueden ocurrir cuando hay bajas presiones y se evaporan los hidrocarburos mas ligeros. La ecuación para el computo teórico de producción esta expresado como:

Pr oducciónTeorica = VolumenIndicado x MF x SF x CSW x CTLç

Donde:

Volumen indicado = Volumen de crudo - agua determinado por el medidor de flujo.

MF     = Factor del medidor de flujo

SF      = Factor de corrección por merma del producto

CSW   = Factor de corrección por agua y sedimento

CTL    = Factor de corrección por temperatura

•	Procedimiento B: debe ser usado cuando los cortes de agua son superiores a los normalmente encontrados en puntos de transferencia de custodia y se usa un método de muestreo proporcional o por alícuota (grabs). La muestra es expuesta a presión atmosférica y el contenido de agua se determina por métodos estándar de laboratorio. La ecuación para el cálculo de la producción teórica, es decir el volumen neto de crudo, en una emulsión de crudo - agua esta expresada como:

Pr oduccionTeorica = VolumenIndicado x MF x (1–Xw,m) x CTLo,m x SF

La ecuación para el cálculo de la producción de volumen neto de agua es:

Vw,st = VolumenIndicado x MF x Xw,m x CTLw,m

Donde:

Producción Teórica = Volumen de crudo corregido a las condiciones de almacenamiento (condiciones estándar).

Volumen Indicado = Volumen de crudo - agua; determinado por el medidor de flujo volumétrico

MF          = Factor del Medidor de flujo volumétrico

Xw,m      = Fracción volumétrica de agua en la mezcla crudo – agua, corregido a las condiciones de medición

CTLo,m  = Factor de corrección por temperatura del crudo, a las condiciones de medición

SF           = Factor de Corrección por merma

Vw.st      = Volumen producido de agua, corregido a condiciones de almacenamiento

CTLw,m = Factor de Corrección por temperatura del agua, a condiciones de medición. (Ver el anexo A del API MPMS capitulo 20).

Un ejemplo de cálculo del procedimiento B se puede ver en el apéndice B del Capitulo 20 del API MPMS y un ejemplo en unidades SI en al apéndice C.

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•	Procedimiento C debe usarse cuando los cortes de agua son superior a lo normal y un analizador en línea provee medidas continuas de corte de agua. El corte de agua medido representa la fracción de volumen de agua en la mezcla crudo – agua, a las condiciones de medición (Xw,m).

Pr oduccion Teórica = VolumenIndicado x MF x (1–Xw,m) x CTLo,m x SF

La ecuación para determinar el volumen neto de producción de agua es:

Vw,st = VolumenIndicado x MF x Xw,m x CTLw,m

Donde:

Producción Teórica = Volumen de crudo corregido a condiciones del tanque de almacenamiento, es decir a condiciones estándar

Volumen Indicado = Volumen de la mezcla crudo – agua, determinado por el medidor de flujo volumétrico.

MF         = Factor del Medidor de Flujo Volumétrico

Xw,m     = Fracción volumétrica de agua en la mezcla crudo – agua, corregido a las condiciones de medición

CTLo,m = Factor de corrección por temperatura del crudo, a las condiciones de medición

SF          = Factor de Corrección por merma

Vw.st = Volumen producido de agua, corregido a condiciones de almacenamiento

CTLw,m = Factor de Corrección por temperatura del agua, a condiciones de medición. (Ver el anexo A del API MPMS capitulo 20).

Un ejemplo del calculo del procedimiento C se puede ver en el apéndice D del Capitulo 20 del API MPMS y un ejemplo en unidades SI en al apéndice E.

6.5.5	Determinación de corte de Agua

El agua y el crudo tienen diferentes coeficientes de expansión térmica. Si una mezcla que contiene un volumen igual de agua y crudo a 60º F es calentada, el crudo se expandirá más que el agua y el porcentaje de corte de agua se reducirá. Para cortes pequeños de agua, como es el caso más común en situaciones de trasferencia de custodia, el efecto puede ser bastante pequeño y puede ser ignorado. Para instalaciones de medición en campo, el corte de agua puede variar entre el 0% y casi el 100%. En porcentajes grandes el efecto de la temperatura es más significativo.

La presión es un factor que también afecta los cortes de agua. Cuando una muestra de emulsión es sacada de una línea presurizada y llevada a condiciones atmosféricas, los componentes livianos del crudo se evaporan, reduciendo la cantidad de crudo en la muestra y elevando el corte de agua observado.

Se puede determinar el corte de agua por dos métodos: El método estático, comprende la obtención de muestras de crudo mediante muestreo proporcional o por alicuotas (grabs); El método dinámico usa dispositivos electrónicos tales como sensores capacitivos, densitometros, o microondas para determinar el corte de agua en el flujo que pasa a través de la línea.

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Para establecer la proporción de agua y crudo en una emulsión, debe determinarse el corte de agua a las condiciones de medición. Para obtener los cortes de agua usando el método estático, se deben registrar los valores de presión y temperatura para hacer correcciones y obtener más exactitud en los resultados. Esto es necesario porque la muestra usada para determinar el corte de agua estará normalmente a una temperatura y presión diferente a las de la corriente medida.

6.5.6	Calculos para Corrección de la Producción

Consiste en corregir la producción teórica, igualando el volumen recibido a las entregas del sistema durante el periodo contable dado.

Pr oducciónTotalCorregidadelSistema=Ventas+InventarioFinal–InventarioInical

Para mayor información sobre estos procedimientos de corrección refierase al capitulo 20 del API MPMS.

6.5.7	Determinación de Inventarios Finales

Si se tiene un sistema de almacenamiento del líquido, los volúmenes contenidos allí se conocen como inventarios. La siguiente formula debe ser usada para calcular en cada fuente los inventarios finales, para un periodo contable.

InventariodeCierre = Pr oduccionCorregida + InventarioInicial – Ventas

Los inventarios iniciales son los inventarios finales contabilizados en el periodo inmediatamente anterior. En el caso de nuevas fuentes durante algún periodo contable, la fuente comienza con un periodo inicial igual a cero.

6.5.8	Procedimientos de Asignación

La cantidad entregada de cada corriente del sistema se prorratea basado en el disponible total para entrega. Este disponible es calculado sumando la producción corregida a los inventarios iniciales. Esto se hace para asegurarse que no se obtenga ningún inventario final negativo. Este procedimiento distribuye las ventas totales del sistema a cada una de las corrientes y se calcula por la aplicación de la siguiente formula:

7.	REGISTROS

8.	CONTINGENCIAS . No aplica

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9. BIBLIOGRAFÍA

DIRECCIÓN DE DESARROLLO. Política Y Procedimiento Para El Sistema De Gestión De La Normativa De Ecopetrol S.A. ECP-DDS-D-01.. Versión 1. Colombia, 2004

AMERICAN PETROLEUM INSTITUTE. Manual of Petroleum Measurement Standards. Allocation Measurement Washington-Estados Unidos de Norte América: API 1998 Chapter 20.1

10. ANEXOS

No aplica.

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MANUAL ÚNICO DE MEDICIÓN

CAPITULO 21

SISTEMAS DE MEDICIÓN

ELECTRONICA

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Este documento se validó en el Comité Táctico integrado por los líderes de medición de las áreas de negocio:	Aprobación:

EDUARDO MOTTA RUEDA	NICOLLE MUÑOZ
Líder Corporativo de Medición	Jefe de Logística (E) GPS –VSM
GPS – VSM

SARA ISABEL PARRA
Líder de Medición	PABLO MOTTA CANDELA
GCB – VRP	Gerente de Planeación Y Suministro –
VSM

NICOLÁS VALLE YI
Líder de Medición
VIT	SERGIO HERRERA ESTEVEZ	FEDERICO MAYA
	Líder Grupo Apoyo Legal VSM	Vicepresidente de Suministro y
Mercadeo - VSM

JULIO MARIO RUEDA CELIS
Líder de Medición
VPR
MÓNICA PÉREZ
Normativa Corporativa

CARLOS GUSTAVO ARÉVALO
Líder de Medición GRC-VRP

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TABLA DE CONTENIDO

RELACIÓN DE VERSIONES
1.	OBJETO	5
2.	ALCANCE	5
3.	GLOSARIO	5
4.	DOCUMENTOS DEROGADOS. NO APLICA	7
5.	CONDICIONES GENERALES	7
6.	DESARROLLO	7
6.1	DESCRIPCIÓN DE LOS SISTEMAS DE MEDICIÓN ELECTRÓNICA DE LÍQUIDOS	7
6.2	INCERTIDUMBRE DEL SISTEMA	9
6.3	GUÍA PARA DISEÑO, SELECCIÓN Y USO DE LOS COMPONENTES DEL SISTEMA ELM	10
6.3.1.	Selección e Instalación de Dispositivos Primarios	10
6.3.2.	Selección e Instalación de Dispositivos Secundarios	11
6.3.3.	Selección e Instalación de Dispositivos Terciarios	12
6.3.4.	Dispositivos del ELM y Equipo Asociado	13
6.3.5.	Cableado	13
6.4	PUESTA EN MARCHA PARA EQUIPOS NUEVOS O MODIFICADOS	14
6.5	ALGORITMOS PARA EL ELM	14
6.6	REQUERIMIENTOS PARA REPORTES Y AUDITORÍA	15
6.6.1.	Configuración de Reportes	16
6.6.2.	Registro de Cantidades Transadas (QTR)	17
6.6.3.	Datos Visuales	18
6.6.4	Conservación de Datos	18
6.6.5.	Registro de Eventos	19
6.6.6.	Registro de Alarmas y Errores	19
6.6.7.	Registro de Prueba	19
6.7	EQUIPO DE CALIBRACIÓN Y VERIFICACIÓN	19
6.8	SEGURIDAD	20
6.9	DISPOSITIVOS TERCIARIOS - COMPUTADORES DE FLUJO	21

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6.9.1.	Consolas Totalizadoras de Flujo	21
6.9.2.	Consolas para Calibración de Medidores	25
6.9.3.	Computador Supervisorio	27
7.	REGISTROS	30
8.	CONTINGENCIAS . NO APLICA	30
9.	BIBLIOGRAFÍA	30
	ANEXOS	31

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1.	OBJETO

Establecer parámetros y criterios que permitan una efectiva utilización de los sistemas de medición electrónica para hidrocarburos líquidos en transferencia de custodia.

2.	ALCANCE

Aplica a las áreas operativas y técnicas que manejan sistemas de medición electrónica para la determinación de volúmenes de hidrocarburos líquidos.

3.	GLOSARIO

Para una mayor comprensión de este documento puede consultar el capitulo 1 del Manual Único de Medición “Condiciones Generales” en su numeral 3 - Glosario aplicable al manual único de medición (MUM).

Aislador: Es un dispositivo que separa una porción de un circuito eléctrico de otro, para protegerlo contra problemas de aterrizaje o de voltajes de referencia, que pueden ser usados para convertir señales y protegerlos contra señales extremas.

Acondicionador de Señal: Dispositivo que amplifica o prepara la señal para la entrada a un dispositivo terciario. Un ejemplo es el preamplificador de una turbina.

Conversor Análogo-Digital: Es un procesador de señal que convierte una señal eléctrica análoga a una correspondiente señal digital.

Conversor Digital-Análogo (D/A): Es un procesador que convierte una señal digital a una señal eléctrica análoga correspondiente.

Densitómetro: Es un transductor asociado a un equipo que acondiciona una señal para convertir la densidad de un fluido en una señal electrónica.

Dispositivo de Computación de Flujo: Es una unidad de procesamiento aritmético con memoria asociada que acepta señales convertidas eléctricamente que representan las señales de entrada de los sistemas de medición de un líquido y desarrolla cálculos con el propósito de proveer la rata de flujo y la información de la cantidad total. Algunas veces referenciado como dispositivo compilador de flujo, computador de flujo o dispositivo terciario.

Dispositivo Electrónico Aguas Abajo: Es aquel que recibe salidas de un dispositivo.

Equipo Certificado: Equipo cuyo desempeño se enmarca bajo los estándares de mantenimiento primario establecidos por una organización de estándares reconocida internacionalmente como por ejemplo el Instituto Nacional de Tecnología y Estándares que suministra la documentación establecida para la trazabilidad (certificado de conformidad).

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Exactitud: Es la medida en la cual los resultados de un cálculo o una lectura de un instrumento se aproximan al valor real (diferencia entre el valor observado y el valor real).

Medición Electrónica de Líquidos: ELM (Electronic Liquid Measurement) es un sistema de medición que utiliza equipo electrónico de cálculo de acuerdo con las características expresadas en los algoritmos del API para medición de líquidos y disposiciones de seguridad y auditaje, entradas de temperatura y presión en línea y entrada lineal de pulsos del medidor. Provee medición en línea en tiempo real. La aplicación de los cálculos de CPL y CTL en un mínimo periodo de tiempo, las recomendaciones para verificación y recalibración y el uso de la variable viva de densidad y de atención a los dispositivos secundarios ayudan a reducir las inexactitudes de la medición.

Periodo de Contabilización: Es el tiempo fijo que usualmente se da en días o semanas o un periodo de tiempo requerido para hacer la transferencia de un bache o parte de él.

Periodo Principal de Cálculo: Es el periodo de tiempo entre el cálculo de dos factores de corrección combinados consecutivos.

Punto de Transferencia de Custodia: Es la localización física en la cual una cantidad de petróleo que es transferida entre las partes, cambia de dueño.

Rastreo para auditorías: Es el registro de verificación o de medidas de calibración de todos los dispositivos secundarios y terciarios que deben estar contenidos en un sistema electrónico de medición de líquidos, donde se consignen las especificaciones de los dispositivos primarios, valores constantes, tiempos y fechas que afecten los volúmenes reportados y toda la documentación requerida en una auditoría y sus reportes correspondientes. Esto también puede incluir la identificación de quien hace los cambios. La información para esta auditoría puede consistir en un registro magnético o copia dura (archivos en papel).

Registro de Configuración: Es aquel que contiene e identifica todos los parámetros seleccionados de flujo en la generación de un reporte en la transacción de una cantidad.

Registro de Eventos: En el se anotan y registran las excepciones y cambios de los parámetros del sistema o parámetros de flujo dentro del registro de configuración que tienen un impacto en una transacción de una cantidad.

Registro de Transacción de Cantidad (QTR): Es un conjunto de datos históricos, valores calculados e información presentada en formato que soportan una cantidad determinada dentro de un periodo dado. El QTR es históricamente conocido como un tiquete de medición.

Relación Turndown o Amplitud del Rango del Transmisor: Es la relación entre el valor más alto del rango (URV) y el valor más bajo del rango LRV para el cual el transmisor es diseñado. Por ejemplo si un transmisor ha sido ajustado a un span de 0-15 PSI mínimo y 0-150 PSI máximo, entonces la relación turndown es de 10:1

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Sensor: Es un dispositivo que provee una señal de salida que responde a una magnitud la cual es una cantidad física, propiedad o condición de una variable que es medida. La salida es una señal eléctrica, producida por el sensor la cual es una función de la magnitud que nos interesa.

Span de Calibración: Es la diferencia entre los rangos límites mínimos y máximos de calibración.

Transductor: Es un dispositivo que genera una señal eléctrica, digital o análoga que es proporcional al parámetro variable que está siendo transmitido para un dispositivo terciario.

Transmisor: Es un dispositivo que convierte la señal de un sensor en una forma disponible para propagar la información de la medida del sitio de medición a una localización donde la señal será usada. La señal es típicamente convertida a corriente, tren de pulsos o forma digital serial. El sensor puede ser separado o podría ser parte del transmisor.

Variable de Entrada: Para el propósito de medición electrónica de líquidos, una variable de entrada es el valor de un dato asociado con el flujo o con el estado del líquido que está entrando al computador de flujo para usarlo en los cálculos. Esta entrada puede ser una variable medida por un transductor – transmisor o por un valor fijo entrado manualmente. Presión, temperatura y densidad relativa, son ejemplos de variables de entrada.

4. DOCUMENTOS DEROGADOS. No Aplica

5. CONDICIONES GENERALES

El termino “medición electrónica de líquidos” o ELM es usado frecuentemente en este documento e indica la medición de líquidos usando sistemas de medición electrónica.

Este documento provee los procedimientos a ser usados para calcular la incertidumbre basada en la selección individual de los componentes del sistema de medición.

6. DESARROLLO

6.1 DESCRIPCIÓN DE LOS SISTEMAS DE MEDICIÓN ELECTRÓNICA DE LÍQUIDOS

Los elementos de un sistema de medición electrónico (Ver Figura 1), son:

Figura 1. Sistema Típico ELM

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✓	Dispositivo Primario: Es un medidor que convierte el caudal del líquido que pasa a través de él, en una señal medible, como es el caso de los pulsos eléctricos generados por un medidor de turbina o de desplazamiento positivo. La incertidumbre del dispositivo primario no depende del ELM sino de las características propias del medidor de flujo las cuales son determinadas por el fabricante.
✓	Dispositivos Secundarios: Los dispositivos secundarios de un sistemas ELM, corresponde a las señales de entrada de presión, temperatura, densidad y otras variables, que son procesados por el sistema. Estos dispositivos normalmente llamados transmisores, son diseñados para enviar información de una localización a otra por medio de la adición de un circuito electrónico que convierte la salida del dispositivo a una señal estándar. Esta señal puede ser análoga, digital o de frecuencia.
✓	Dispositivos Terciarios: Los dispositivos terciarios son conocidos como computadores de flujo, estos reciben información de los dispositivos primarios y secundarios, y usan

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instrucciones programadas para calcular las cantidades transferidas del líquido que fluye a través del dispositivo primario.

Es importante tener en cuenta:

✓	Los dispositivos primarios y secundarios de un sistema ELM, deben estar localizados por definición en sitio. Los dispositivos terciarios pueden estar localizados en un sitio apartado.
✓	Las formas de salida de un dispositivo terciario deben cumplir con los estándares de auditoria, reporte y requerimientos de seguridad.

6.2 INCERTIDUMBRE DEL SISTEMA

La incertidumbre en la determinación del volumen bruto estándar (GSV), atribuible solamente al sistema ELM, depende de la combinación de las incertidumbres de las partes que lo integran; las cuales incluyen, pero no se limitan a lo siguiente:

✓	El desempeño de los dispositivos que integran o comprenden el sistema.
✓	La conformidad con los requerimientos de instalación.
✓	El método usado para transmitir los datos (señales análogas, de frecuencia o digitales).
✓	La integridad de la trayectoria de la señal, desde el sensor hasta la entrada al dispositivo terciario.
✓	El método de cálculo.
✓	Las frecuencias de cálculo y muestreo.

En un sistema ELM los dispositivos terciarios y secundarios, deben ser diseñados para manejar incertidumbres de + 0.25% del fluido a un 95% del nivel de confiabilidad sobre el rango de operación determinado por los resultados de calibración y comparación con la incertidumbre de un sistema de medición idéntico. Si se requiere una explicación más amplia de los requerimientos de exactitud y metodologías para determinar la incertidumbre de sistemas específicos, remitirse al apéndice F y G del API MPS Capitulo 21 Sección 2.

La incertidumbre de un sistema ELM esta basada en una muestra de las entradas secundarias, que se efectúan cada 5 segundos. Este documento provee los procedimientos a ser usados para calcular la incertidumbre basados en la selección individual de los componentes del sistema de medición electronico, el cual incluye la incertidumbre por correcciones volumétricas no lineales pero no las incertidumbres de entrada preestablecidas (ó por default).

Para reducir la incertidumbre del sistema, es aconsejable instalar y mantener un segundo equipo en línea. Los dispositivos secundarios cuyos valores no cambien apreciablemente (determinado por acuerdo entre las partes interesadas), se pueden fijar o establecer, usando las entradas secundarias; en este caso para el calculo de la incertidumbre se manejan las desviaciones máximas según los estándares de tolerancia. Es importante que los valores de entradas fijas sean revalidados periódicamente.

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Para propósitos del cálculo de la incertidumbre todas la entradas de los dispositivos secundarios deben ser mantenidos dentro de las tolerancias presentadas en la figura 2, de los sensores a la entrada de los dispositivos terciarios, (incluyendo los acondicionadores de señal). Un error resultado de la desviación de cero, es considerado un error sistemático durante el periodo del tiquete de medicion.

Figura 2. Ejemplo de un Sistema para el Calculo de la Incertidumbre.

6.3	GUÍA PARA DISEÑO, SELECCIÓN Y USO DE LOS COMPONENTES DEL SISTEMA ELM

6.3.1. Selección e Instalación de Dispositivos Primarios

La selección del medidor se basa en los requerimientos de operación (como la rata, viscosidad, entre otros) y necesidades físicas (como ambiente, accesibilidad, o frecuencia de operación). Ver el Capituló 5 de este manual ECP-VSM-001-05, el cual cubre los dispositivos primarios de turbina y de desplazamiento positivo. Un dispositivo primario tiene dos componentes: un elemento sensor de medida (que puede ser rotacional, vibratorio ó ultrasonico) y un dispositivo de salida para reportar la unidad de volumen que pasa a través del medidor.

Los medidores en un sistema ELM, pueden ser eléctricos, electromecánicos ó electrónicos, producen pulsos que representan unidades discretas de volumen que pasan por el medidor. El método para producir pulsos de salida depende del tipo de medidor. Algunos medidores son fabricados para producir a la vez pulsos electromecánicos y electrónicos. El sistema ELM debe ser diseñado para recibir salidas de pulsos de diferentes características, para poder detectar con exactitud a todas las posibles ratas de flujo.

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6.3.2. Selección e Instalación de Dispositivos Secundarios

Los dispositivos secundarios suministran información en tiempo real de todas las variables utilizadas para compensar, las cuales son transmitidas a dispositivos terciarios. Los dispositivos secundarios pueden ser divididos en cinco clases:

✓	Sensores
✓	Transmisores
✓	Convertidores a señal digital
✓	Aisladores
✓	Acondicionadores de señal

Los conversores de señal digital leen la salida, de un sensor o una señal análoga y la convierten a un valor digital, preparada para su procesamiento. Un convertidor de señal puede estar contenido dentro de un transmisor, un computador de flujo o algún otro dispositivo intermedio.

Selección e Instalación

Los transmisores smart pueden ofrecer beneficios no encontrados en los transmisores análogos convencionales tales como:

–	Rangeabilidad más amplia
–	Mayor facilidad en el procedimiento de calibración
–	Mejor desempeño
–	Bajo corrimiento
–	Eliminación de errores de lazo (corrimiento, conversión de señales)

Es importante leer cuidadosamente las especificaciones del transmisor.

Exactitud de los Transmisores

El estado de exactitud de un transmisor puede ser expresado como:

–	Porcentaje de URV del rango del valor más alto.
–	Porcentaje del span de calibración.
–	Porcentaje de la lectura.

Considere por ejemplo un transmisor con un URV de 500 PSIG que ha sido calibrado para un span de 0-300 PSIG. Asuma que el transmisor está leyendo 200 PSIG. Basados en los datos del ejemplo anterior se establece lo siguiente:

–	Si la exactitud establecida es del 0.25% del URV, la exactitud es de 1.25 PSI
–	Si la exactitud establecida es del 0.25% del span calibrado su exactitud será del 0.75 PSI
–	Si la exactitud establecida es del 0.25% de la lectura, la exactitud es del 0.50 PSI.

•	Efectos del Proceso de Instalación en la Exactitud de un Transmisor

La exactitud de un transmisor es llamada también exactitud de laboratorio. Sin embargo la exactitud de un transmisor puede ser influenciada por:

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–	La temperatura ambiente, se expresa como un porcentaje del URV o del SPAN pori grados de temperatura.
–	La vibración, se expresa como un porcentaje del URV o del span por unidad de fuerza gravitacional.
–	La fuente de alimentación, se expresa como un porcentaje del URV o del span por voltio de la fuente de alimentación.
–	La posición de montaje, se expresa como un porcentaje de la calibración del cero (0) o del span.

Las evaluaciones de estas condiciones son importantes, dado que hay una significante influencia de la exactitud en la instalación de un transmisor. Para conocer el estado de exactitud para la instalación de un transmisor todos los posibles errores deben ser calculados usando el método de la raíz cuadrada de la suma de los cuadrados de las exactitudes individuales o método de RSS. En muchos casos las condiciones de instalación pueden producir tantos errores como los establecidos por el fabricante en sus laboratorios.

Los transmisores instalados en sitios sujetos a extremados cambios de temperatura deben ser montados en un recinto con temperatura ambiente controlada.

Relación Turndown - en transmisores convencionales la selección del rango de operación es crítico para la exactitud final. Transmisores smart pueden ser diseñados para tener grandes relaciones turndown permitiendo de forma más fácil ser expandido su span para acercarse a las aplicaciones de campo. Transmisores convencionales típicamente tienen menos de 10:1 relación turndown, mientras transmisores smart pueden tener una relación turndown de 50:1 o más.

6.3.3. Selección e Instalación de Dispositivos Terciarios

Un dispositivo terciarios reciben datos de los dispositivos primarios y secundarios para computar el flujo. Los dispositivos terciarios son programados o configurados para recolectar datos, calcular flujo y volumen y proveer información para la auditoria de rastreo.

Lo siguiente debe ser considerado para escoger un dispositivo terciario:

•	Grado de configurabilidad.
•	Numero y tipo de entradas y salidas de proceso.
•	Requerimientos eléctricos.
•	Requerimientos ambientales.
•	Frecuencia de muestreo.
•	Habilidad para generar reporte para auditoria y reportes relacionados con el sistema.
•	Seguridad de los datos y algoritmos.

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El fabricante debe establecer los efectos de linealidad, histéresis y de repetibilidad para el rango especifico de operación. Los efectos en los cambios en la temperatura ambiente en el cero y el span deben ser suministrados para un rango especifico de operación.

Los dispositivos terciarios deben soportar condiciones de temperatura, humedad, vibración, radiaciones electromagnéticas y otras condiciones ambientales, o de lo contrario el dispositivo deberá ser protegido adecuadamente. Estos deben ser instalados y mantenidos de acuerdo con los manuales del fabricante y la instalación debe cumplir con los requisitos que se enuncian en el numeral 6.3.4.

6.3.4. Dispositivos del ELM y Equipo Asociado

Los dispositivos ELM y su equipo asociado incluyen equipo de comunicación y acondicionadores de señal que deben ser instalados y mantenidos de acuerdo con los manuales del fabricante y la National Eléctrical Code (NEC) o la Norma Técnica Colombiana si aplica. Todos los materiales de instalación deben ser compatibles con el servicio que van a prestar y el ambiente en el que se usaran, incluyendo variaciones de la temperatura ambiente, presencia de materiales tóxicos o corrosivos, humedad, polvo, vibración y áreas clasificadas de riesgo. Los dispositivos ELM deben tener protección de interferencias de radiofrecuencias e interferencias electromagnéticas conforme a la operación esperada en el ambiente.

El sistema ELM debe incluir supresores de transientes eléctricos en todas las fuentes de energía, comunicaciones, entradas y salidas para proveer una protección de transientes de sobrevoltaje. Se debe consultar con el fabricante cual tipo de supresor se debe usar. El ELM debe ser energizado con energía continua confiable para una adecuada operación como por ejemplo energía suministrada por medio de UPS.

El ELM debe tener la capacidad para manejar operaciones de calibración mediante la detección de los switches de los probadores, el inicio, parada y acumulación de pulsos durante las corridas en concordancia con lo establecido en el Capítulo 4 del Manual Único de Medición ECP-VSM-M-001-04. Adicionalmente debe poder manejar calibraciones usando probadores de volumen pequeño que manejan la técnica de interpolación de pulsos ó doble cronometría según lo establecidos en los capitulo 4.2 y 4.3 del API MPMS.

6.3.5. Cableado

El cableado debe ser aprobado para la clase de servicio e instalación en concordancia con los requerimientos de la NEC, API 500 ó NTC 2050. El cableado de las señales debe ser protegido de elementos ambientales y apantallado para sitios de interferencia eléctrica. Las señales de interferencia deben ser minimizadas por medio de un aislamiento eléctrico adecuado entre la corriente alterna AC y los cables de señales en todo momento. Los aislamientos eléctricos deben ser logrados usando diseños especiales de cable o utilizando rutas diferentes de cables de potencia de las de cables de señales ..

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6.4 PUESTA EN MARCHA PARA EQUIPOS NUEVOS O MODIFICADOS

Sistemas nuevos o recientemente modificados deben ser chequeados para asegurarse que todos los componentes son compatibles. Los equipos montados en el panel que lo requieran deben ser aterrizados a tierra. Las fuentes de voltaje deben ser chequeadas para verificar su potencial y la presencia de ruido. Todas las señales deben ser chequeadas desde la fuente a su valor convertido en unidades de ingeniería dentro del sistema ELM. Cada lazo de transmisión de 4 a 20 mA debe ser chequeado para asegurarse que la resistencia total del lazo está dentro de las especificaciones de operación del transmisor y el adecuado nivel de voltaje. Es recomendable verificar en el transmisor el cero y el span, porque una excesiva resistencia del lazo puede limitar el desempeño correcto del transmisor.

Use un generador de pulsos con una amplitud, frecuencia y característica de la forma de onda que se aproxime al elemento primario, para probar el lazo del elemento primario.

El acumulador de pulsos del ELM debe ser probado para confirmar que esté de acuerdo con un totalizador de referencia en + 2 conteos en una acumulación mínima de 200.000 pulsos. La calibración de un acumulador electrónico no es posible, sin embargo, el umbral de sensitividad y las constantes de sus filtros pueden ser ajustables. Estas deben ser ajustadas durante la puesta en funcionamiento del sistema y no requieren ser ajustadas en el futuro.

Dispositivos terciarios deben ser revisados para poder detectar algún mal funcionamiento del hardware. Se debe revisar la fuente de voltaje para verificar que tenga un adecuado nivel de voltaje. Sin generación de pulsos del dispositivo primario, se deben operar otros dispositivos que sean generadores de ruido (por ejemplo equipos de radiofrecuencia, telefonos inalambricos, pantallas de computadores, etc) para comprobar que los dispositivos terciarios no estén recibiendo pulsos falsos. Particularmente, se deben revisar los equipos de comunicaciones de radio, válvulas solenoides o circuitos de control de motores con cableado en las cercanías o proximidades a los sistemas de medición o prueba.

Se debe verificar la exactitud y funcionalidad de los dispositivos programables; de igual forma se deben verificar los programas y tablas de configuración que se necesitan para tener un único programa representativo. Las variables fijas deben ser introducidas y cada factor debe ser confirmado ya sea por cálculo manual o por valores de tabla. Los programas que requieren ingreso de datos manualmente como tablas y parámetros deben ser chequeados individualmente.

6.5 ALGORITMOS PARA EL ELM

Para turbinas y medidores de desplazamiento, los algoritmos apropiados, ecuaciones y métodos de redondeo son encontrados o referenciados en el Manual Único de Medición Capítulo 12 ECP-VSM-M-001-12.

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La aplicación de la medición total de un liquido esta determinada por la sumatoria de cantidades discretas definidas por un intervalo de flujo. El calculo de la cantidad total se puede expresar como la siguiente ecuación:

donde Qp es la cantidad medida en cada intervalo de tiempo de tiempo p

Los sistemas de medición electrónica para líquidos manejan una compensación del sistema de medición por presión y efectos de temperatura en el volumen del fluido mediante un cálculo electrónico en tiempo real del CPL y CTL durante la medición. Si el dispositivo terciario realiza control y calculos de calibración ó si maneja salidas de volumen compensado como entrada de la consola del probador, también debe aplicar los factores CTL y CPL durante el tiempo de calibración.

6.5.1 LINEALIZACION DE LOS FACTORES DEL MEDIDOR

Cuando el rango de operación del flujo ó la viscosidad varían considerablemente de tal manera que puedan producir corrimientos importantes en el Factor del medidor ó en razón a la disminución de la incertidumbre asociada al sistema de medición, es recomendable implementar la técnica de la linealización en el dispositivo terciario; esta técnica consiste en representar mediante una tabla de datos el comportamiento real del elemento primario vs el flujo para un producto de una viscosidad ó densidad específica. En este caso el sistema debe contar con facilidades para realizar verificaciones puntuales de los Meter factor en valores de flujo dentro del rango de operación del medidor. En todo caso la linealización no exime la responsabilidad de determinar Meter factor oficiales de los medidores en forma periódica ó en caso de corrimientos por cambios en los productos ó en las condiciones de operación durante una operación de entrega, recibo ó despacho.

Dado que la organización API no ha aprobado un método específico de linealización, las partes interesadas deberán acordar la metodología a utilizar antes de su implementación en un ELM.

6.6 REQUERIMIENTOS PARA REPORTES Y AUDITORÍA

Un sistema ELM debe ser capaz de establecer un rastreo para auditoría y compilar o retener suficiente información para verificar las cantidades de una transferencia de custodia. La exactitud de un sistema ELM es también afectado por la calibración realizada por un probador, por lo tanto es necesario incluir la información de éste. Para poder realizar trazabalidad en la auditoría se debe incluir:

✓	Configuración de reportes
✓	Registro de cantidades transadas (QTR), llamados tiquetes de medición.

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✓	Registro de eventos
✓	Registro de alarmas y errores
✓	Datos visuales
✓	Conservación de datos
✓	Registro de pruebas realizadas

La información para el rastreo de auditoría debe ser almacenada tanto en papel como en forma electrónica. La auditoria se aplicará únicamente para datos que afecten el cálculo de los volúmenes netos y las cantidades transferidas en custodia.

6.6.1. Reporte de Configuración

Un reporte de configuración es una fuente de información requerida para auditar cantidades calculadas en un período dado. Esta información es extraida de los parámetros constantes almacenados en los elementos terciarios; constante significa que no varian en cada batche ó periodo contable aún cuando pueden cambiar,en razón a calibración ó cambios de la instrumentación secundaria, cambio de los elementos primarios, etc. Por ejemplo el factor del medidor es considerado como un parámetro constante, sin embargo este podría variar en un día, semana o mes cuando el medidor es calibrado o probado. Los siguientes son los datos que deben ser suministrados por cada uno de los componentes de un ELM como mínimo :

Medidor:

a)	Identificación del medidor y/o número de serie.
b)	Factor del medidor.
c)	Temperatura base.
d)	Presión de equilibrio.
e)	Presión Base.
f)	El k-factor del medidor.
g)	Asignación de Entradas y salidas.
h)	Unidades de ingeniería.
i)	Fecha y hora del Reporte de Configuración.
j)	Diámetro interno.
k)	Información de span/cero banda muerta y offset usados.
l)	Limites de alarma de flujo alta y baja.
m)	Alarmas límites de fuera de rango para valores medidos.
n)	Número de revisión del software.
o)	Identificación de algoritmos (ejemplo estándar usado para el cálculo del CTL y CPL).
p)	Coeficiente de expansión térmico o especificar las tablas usadas.
q)	Valores por defecto de las entradas vivas en caso de falla, tales como temperatura, presión, densidad, presión de vapor, sedimento y agua.

Proador

a)	Identificación.
b)	Volumen base.

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c)	Número de serie.
d)	Diámetro interno.
e)	Espesor de pared del tubo del probador.
f)	Asignación de Entradas/salidas.
g)	Datos metalúrgicos para el cálculo del CTSp y el CPSp.
h)	Criterios de aceptación de las corridas, tales como repetibilidad, reproducibilidad y número de corridas.

Medidor Maestro:

a)	Factor del medidor.
b)	Identificación del medidor.
c)	Número de serie.
d)	K-factor.

Datos opcionales:

a)	Cantidad total medida esperada para ser usada en cálculos de muestreo.
b)	Porcentaje de fin de bache para avisar que está completo.
c)	Información sobre los pulsos usados para controlar el muestreador o toma muestras.
d)	Volumen esperado del recipiente que almacena las muestras.
e)	Tamaño del grab de muestreo.
f)	Curva característica de la RDT usada.
g)	Constantes relacionadas con la operación del densitómetro.
h)	Valores por defecto de la presión de vapor y de S&W.

Cuando múltiples algoritmos pueden ser usados para los cálculos de cantidades o factores, el reporte de configuración debe registrar qué selección fue hecha. Cuando la selección de los algoritmos es manejada por el tipo de producto o lógica, el criterio para selección del algoritmo debe ser claro.

6.6.2. Registro de Cantidades Transadas (QTR) ó Tiquetes de Medición

Las unidades de todas las variables de un tiquete de medición deben ser explícitamente establecidas, a continuación se relaciona la información mínima que debe ser incluida en este registro:

a)	Fecha y hora, de inicio y finalización de la transacción.
b)	Lecturas iniciales y finales.
c)	Identificación del tipo de producto, cuando múltiples productos son medidos con un solo medidor.
d)	Identificación del banco de medidores, cuando existe más de uno.
e)	Identificación del medidor.
f)	Factor del medidor (MF) o factor del medidor compuesto (CMF) y/o k-factor (KF).
g)	Factor de corrección de temperatura promedio (CTL).
h)	Factor de corrección de presión promedio (CPL).
i)	Temperatura y densidad observada cuando una muestra es usada para determinar la densidad a condiciones base.

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j)	Presión promediada (PWA).
k)	Temperatura promediada (TWA).
l)	Densidad promediada (DWA) o densidad por defecto a condiciones de referencia.
m)	S&W o corrección por S&W (CSW) donde el agua o sedimento existen en cantidades no comerciales.
n)	Volumen neto estándar (NSV)
o)	Identificación del Tiquete (QTR).
p)	Volumen bruto estándar (GSV)

El registro original de cada transacción debe ser almacenado y conservado. Cuando múltiples Kfactor o factores de medidor son usados, o cuando relaciones matemáticas son usadas para hacer variaciones basados en características de un producto u operación, el Kfactor ó Meter Factor promediado por flujo deben ser mostrados en el QTR y todos los factores o constantes deben ser registrados en el reporte de configuración. Cuando múltiples calibraciones del medidor son realizadas durante la entrega de un único bache o durante un único periodo contable, un QTR separado debe ser generado por cada calibración siempre que los Meter Factor hallados se hayan utilizado para liquidar porciones del bache ó porciones de volumen durante el periodo contable .

6.6.3. Datos Visuales

Con el objeto de verificar la adecuada operación del sistema ELM y dar o proveer un estado actualizado de los sistemas de medición, es requerido un medio para visualizar los parámetros del sistema ELM. Este puede ser un display local, un display portátil, un HMI, una copia dura impresa por demanda ó monitoreo por acceso remoto. La siguiente información debe ser accesible:

a)	Variables de entrada de procesos en unidades de ingeniería.
b)	Registros de acumuladores de pulsos.
c)	Condiciones de alarma.
d)	Volumen acumulado en el bache o durante el periodo contable.

6.6.4 Conservación de Datos

La conservación de reportes horarios no es requerida. En aquellas transacciones donde las entregas de un bache tome menos de un día y donde la pérdida o corrupción de los datos no permitan determinar el volumen de la transacción, la información horaria podría servir para reconciliar los datos.

Las regulaciones, tarifas o contratos podrán especificar el tiempo mínimo de conservación de los datos para hacer el seguimiento de todos los datos de auditoría.

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6.6.5. Registro de Eventos

El registro de eventos debe ser parte del paquete de auditoría para un periodo de conteo. Es usado para registrar excepciones o cambios en los parámetros de flujo o datos fijos en la configuración que tienen un impacto en la cantidad de los tiquetes de medición sean causados por el sistema hardware o por el operador. Incluye los eventos pero no está limitado a cambios o modificaciones presentadas en la sección 6.6.1 de reportes de configuración. Cada vez que se cambie uno de estos parámetros se debe registrar el valor nuevo y el anterior junto con la fecha y hora del cambio de manera cronológica. Es deseable registrar adicionalmente la lectura de los totalizadores no reseteables al momento del cambio.

Otros eventos que pueden ser capturados son los siguientes:

a)	Hora y fecha de falla del sistema de energía y/o tiempo de restitución.
b)	Mensaje de diagnóstico de error del hardware del ELM.
c)	Fechas y horas de entradas y salidas del ELM de passwords protegidos con atributos para cambios en el sistema.
d)	Forzamiento de Valores para reemplazar una señal viva de entrada o salida.
e)	Tiempos muertos para instalación de nuevos programas o para configuración de archivos durante los cuales los datos no son recolectados ni los cálculos efectuados.

6.6.6. Registro de Alarmas y Errores

Este registro es usado para anunciar alguna alarma del sistema, alarma para algún uso definido o cuando ocurran condiciones de error tales como temperatura o presión fuera de rango. Este incluye una descripción de cada condición de alarma y el momento en que la condición ocurrió y fue borrada. Es usado primariamente para soportar la operación del sistema ELM, y suministrar el uso de sistemas de información e información de equipos fallando.

6.6.7. Registro de Prueba

Este hace parte del paquete de auditoría y consiste en producir un documento registro (copia dura o electrónica) en la operación o prueba de los equipos de medición que podrían afectar los cálculos de las cantidades medidas. El documento debe incluir, pero no ser limitado por:

▪	Reportes de verificación/calibración (Ver númeral 6.7).
▪	Tiquetes de cambio de equipos.
▪	Reportes de evaluación de equipos periféricos.

6.7	CALIBRACIÓN Y VERIFICACIÓN DE COMPONENTES

Los siguientes componentes de un sistema ELM requieren calibración y verificación:

a)	Componentes que procesan señales de entrada tales como conversores análogo-digital, tarjetas de entrada de pulsos ó de frecuencia.
b)	Componentes que procesan señales de salida, tales como conversores digital-análogo, tarjetas digitales o de salida de pulsos.
c)	Transmisores de temperatura.

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d)	Transmisores de presión.
e)	Transmisores de pulsos o bobinas (pickup coils).
f)	Acondicionadores intermedios de señal o dispositivos aisladores.
g)	Densitómetros en línea.
h)	Señales que se transmiten a dispositivos electrónicos aguas abajo (downstream) del sistema ELM.

Con los componentes del sistema ELM se deben llevar verificaciones periódicas mediante un proceso donde se compare la fidelidad de los parámetros especificados inicialmente por el fabricante. En la verificación se confirman especificaciones de tolerancia y se evalúa si se requiere realizar calibración o reparación del equipo. Es recomendado en el caso que no se presenten eventualidades durante las verificaciones, calibrar los equipos cada 2 años o como máximo cada 5 años La verificación se debe realizar en periodos menores a dos años.

La verificación debe ser llevada a cabo contra instrumentos ó patrones que están al menos un nivel por encima en la cadena de trazabilidad del instrumento ó componente bajo prueba.

La exactitud de todo el equipo de medición electrónica de líquidos debe ser verificada semestralmente. Este intervalo es un máximo recomendado y no impide una verificación e inspección con una frecuencia mayor por las condiciones de operación o según los acuerdos contractuales. Anualmente, se debe realizar una verificación de mínimo tres puntos en el rango de operación o una calibración. En este caso los transmisores de salidas análogas deben ser probados al 0 y al 100% del rango de operación para asegurarse que alcanzan lo puntos extremos.

6.8	SEGURIDAD

El acceso a los sistemas ELM únicamente lo debe tener el responsable designado por el propietario de los medidores el cual puede calibrar o alterar las funciones de los sistemas de medición y otros. Los sistemas deben ser diseñados con acceso limitado con el propósito de evitar alterar alguna de las variables de entrada que pueda afectar la medición, por alguna persona no autorizada para ello. Un método recomendado para alcanzar esta meta es solicitar un código único de seguridad de más de cuatro caracteres antes de efectuar alguna operación que pueda afectar la medición.

Los dueños deben considerar asignar un código único o medidas de seguridad individuales para asegurar que el acceso de las partes responsables involucradas sea identificado. Los cambios de algún parámetro de flujo deben ser capturados en el reporte de auditoría como parte de un registro de eventos tal como se describió en la sección anterior. Es recomendable tener códigos de seguridad para evitar que alguna persona cambie los algoritmos para cálculo de cantidades.

Los cambios de algoritmo requerirán aprobación del vendedor y el comprador y ser autorizado por las partes afectadas.

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Con el objetivo de proveer máxima seguridad e integridad para los datos, los dispositivos terciarios del ELM deben proveerse de una fuente de energía de soporte o memoria no volátil, capaz de retener todos los datos en las unidades de memoria por un periodo no menor que el intervalo normal de recolección de datos para la unidad.

Cuando la energía de los elementos primarios es interrumpida, el tiempo y la fecha de la falla y el tiempo y la fecha de retorno, deben ser registrados en el registro de eventos.

6.9 DISPOSITIVOS TERCIARIOS

El equipo para la automatización de la medición dinámica, algunas de sus partes son consolas totalizadoras de flujo, consolas de calibración de medidores, impresoras, computador supervisorio, terminales de computador y todo el equipo asociado con los antes mencionados.

6.9.1. Computadores de flujo

Estos tipos de equipos han sido diseñadas con componentes electrónicos de estado sólido con los últimos modelos de microprocesadores y se pueden realizar muchas funciones, que anteriormente se hacían en forma manual.

Figura 3. Diagrama General de Conexión de una Consola a Instrumentación de Campo

Estos equipos hacen cálculos de volumen y compensación en tiempo real por las variables de presión, temperatura y densidad, aplicando los métodos de cálculo y las tablas contenidas en las normas del “Manual of Petroleum Measurement Standard” del American Petroleum Institute, ASTM D1250 y GPA.

6.9.1.1 Características

✓	Capacidad para manejar válvulas de control con estrategia de control PID de flujo con override por presión.
✓	Capacidad de comunicación serial con un computador, otras consolas similares y equipos periféricos utilizando protocolo MODBUS e interface RS-232C ó RS 485 ó RS 422.

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✓	Capacidad de ser integrados a redes ETHERNET utilizando protocolo TCP/IP
✓	Capacidad de integrar transmisores tipo “Smart” utilizando buses de campo : HART, FIELDBUS, PROFIBUS.
✓	Disponibilidad de módulos I/O (entrada/salida) que utilizan conversores análogo digital (A/D) para recibir las señales de campo, para calibrar los lazos de flujo, presión, temperatura y densidad.
✓	Disponibilidad de modulos digitales de I/O para el manejo de señales de estado , switches de proceso y switches del probador, manejo de solenoides, etc.
✓	Disponibilidad de modulos de entrada en frecuencia para las señales de los densitómetros tipo vibratorio.

✓	Disponibilidad de módulos de entrada tipo RTD PT-100 para los sensores de temperatura.
✓	Manejo y determinación del número de muestras (grab) de un muestrador automático, proporcional a la rata de flujo, al tamaño del bache y a la capacidad de los contenedores.
✓	Generación de alarmas (Alto/Bajo) para cada uno de los parámetros involucrados en la totalización de volúmenes.
✓	Capacidad para controlar y ejecutar calibraciones con probadores de tubería y compactos.
✓	Capacidad para reliquidar tiquetes de medición (para el caso de BS&W en crudos por ejemplo)
✓	Capacidad de Manejar curvas de linealizacion de los medidores
✓	Capacidad de Manejar hasta 8 productos por medidor
✓	Capacidad de manejar al menos tres niveles de seguridad de acceso con atributos diferentes.
✓	Capacidad de implementar al menos el nivel “A” de fidelidad de pulsos mencionado en el capitulo 5.5 del API MPMS.
✓	Capacidad de manejar valores default para las variables según diferentes eventos: perdida de señal viva del transmisor, para valores en vivo por fuera de rangos, siempre en uso, nunca en uso, utilizar promedio histórico, utilizar promedio del bache, etc.
✓	Capacidad de generar reportes de configuración, tiquetes de medición, tiquetes de calibración, reportes de auditoria, reportes instantáneos, reportes de alarmas, reportes de eventos.
✓	Capacidad de almacenar tiquetes de medición, tiquetes de calibración, alarmas, eventos.
✓	Normalmente este tipo de equipo no es apropiado para área clasificada y su instalación se hace en gabinetes tipo interior; sin embargo se encuentran disponibles versiones para montaje tipo intemperie y para área clasificada Clase 1 Div 1&2.

6.9.1.2 Módulos Integrantes de las Consolas

Módulo de Densidad: Generalmente recibe señales de frecuencia (pulsos), dando facilidades para seleccionar el tipo de unidades (kilogramos/cm3, API a 60ºF, gravedad específica), el rango, alarmas de alta y baja y además un valor sobrepuesto (por default), en caso de pérdida de la señal de campo.

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Módulo de Presión: Recibe por lo general señales de transmisores análogos de (4-20) mA. Ó de (1-5) VDC con funciones similares al módulo anterior. Tiene la capacidad de almacenar un valor promedio de la variable medida, para que en caso de falla del transmisor o de bloqueo de la señal, el operador pueda sobreponer este valor (por default) y minimizar así cualquier error en la totalización. Este módulo también está en capacidad de calcular y almacenar el valor de la presión de equilibrio del líquido que se está midiendo, con el fin de poder aplicar la corrección correspondiente en la fórmula del CPL. También acepta el valor de la presión base, que normalmente es cero psig o su equivalente según las unidades de ingeniería escogidas.

Módulo de Temperatura: Tiene funciones similares a los anteriores, pero puede recibir señales de R.T.D. (Resistence Temperature Detector) también recibe el valor de la temperatura base, que normalmente es 60ºF (15ºC), o el valor equivalente, según las unidades de ingeniería seleccionadas.

Módulo de Flujo: Puede válvulas de control a un valor que es preestablecido por el usuario, por medio del teclado de la consola, así como también el tipo de control; puede ser proporcional derivativo-integral o proporcional-inteqral-derivativo y la acción sobre el elemento final de control (directa o inversa) seleccionada. Tiene también alarma por alto y bajo flujo, que son importantes para avisarle al operador que el medidor está trabajando por fuera del rango especificado por el fabricante, en donde las características del medidor son inexactas. Adicionalmente debe estar en capacidad de manejar estrategia de override por presión en caso de control de flujo por cada brazo de medición afin de garantizar la contrapresión mínima requerida por el medidor.

Módulo de Recepción de Señales de Pulsos de los Medidores: Es uno de los más interesantes, debido a que puede recibir información de dos bobinas (pick-up-coil) de un mismo medidor, con lo cual es posible implementar alguno de los niveles de integridad de pulsos mencionados en el capitulo 5.5 del API MPMS que sirve para detectar si hay una falla de tipo eléctrica o mecánica en el medidor o los equipos asociados con él, dependiendo de sí la diferencia de los pulsos A es mayor o menor a los de B en una cantidad predeterminada. Dependiendo de qué pulsos detecta primero la consola (los A o los B) ésta sabe en que dirección está fluyendo el flujo en el medidor.

Este Modulo también permite colocar el K-Factor del medidor, que servirá como divisor de pulsos. Algunos fabricantes construyen computadores a las cuales se les puede introducir diferentes factores de medidor, para un solo producto, linealizando de esta forma la respuesta del medidor, pues el rango del flujo de operación del medidor se puede subdividir para aplicar un factor para cada tramo, dando como resultado, una mejora sustancial en la exactitud del sistema. También puede manejar factores diferentes para una varios productos. Esta característica es útil en poliductos, en donde con el uso de un detector de interfase (detecta cambio de gravedad del producto) y de los estados de las válvulas en las flautas de entrega/recibo/despachos se puede cambiar el factor para liquidar el producto entrante. Adicionalmente con la alarma generada por el controlador de densidad, al cambio del producto, se conecta al computador en (Start batch) inicio de batch, para colocar los totalizadores en cero, a su vez esta señal y las del detector de fase se conectan a un controlador programable para que ejecute la cerrada y apertura de las válvulas que operacionalmente deben ser realizadas. (Ver figura 4)

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Figura 4. Conexionado de Consola para Control Automático de Baches

Módulos Generadores de Pulsos de Salida: Con los cuales se pueden manejar impresoras de tiquetes remotas o un tomamuestra. Los pulsos pueden representar unidades de volumen brutos o netos, como también pueden ser divididos de acuerdo a la necesidad del usuario. Por ejemplo para controlar el muestreo en un tomamuestras para que sea proporcional a la rata de flujo. El tiempo de toma de las muestras es también controlado de acuerdo a las necesidades, variándole el ciclo útil al pulso de salida.

Módulo de Comunicaciones: Consta de uno o varios puertos: uno de ellos será destinado para hacer interfase con un computador supervisorio por medio del cual el computador puede recibir comandos y enviar información; de esta manera muchos instrumentos y/o consolas, pueden ser controlados por un computador supervisorio. Uno de los otros puertos es utilizado para comunicarse con una impresora, para generar reportes de parámetros de configuración y constantes, como también alarmas

Todos los datos de configuración de las consolas son introducidos por medio de teclado ó via serial (utilizando aplicación corriendo en un computador personal) y pueden ser visualizados en un “display” dispuesto para tal efecto. En todo caso toda la configuración debe residir en memoria no volátil, soportada con baterías, con tiempo de respaldo de preservación de los datos de al menos 2 años; en caso de baja carga de esta batería debe producirse una alarma.

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Todos los datos tales como hora, fecha, identificación, parámetros de entrada, códigos de comunicaciones, etc., son similares para las consolas diseñadas por distintos fabricantes, sin embargo no todas son presentadas de la misma forma ni presentan las mismas flexibilidades para su visualización, aspecto que deberá ser consultado con los fabricantes según las necesidades de cada proceso. Especial cuidado debe tenerse al señalar la aplicación y los métodos de compensación según los fluidos a manejar : refinados líquidos, GLP, crudos, productos intermedios, gasohol y combinaciones de los anteriores.

Tienen capacidad para manejar más de un brazo de medición a la vez, lo cual las hace atractivas para ser usadas en sitios donde hay banco de medidores (más de 2).

Todas estos computadores pueden recibir tanto manual como remotamente el factor del medidor después de haber sido calculado por el equipo designado para tal efecto. Es conveniente colocar en el campo equipos totalizadores alimentados con baterías, para servir de soporte al sistema, en caso de fallas eléctricas o pérdidas de señales.

6.9.2. Consolas para Calibración de Medidores

Estas son diseñadas en forma similar a los totalizadores de flujo, en cuanto a su construcción y componentes, pero tienen capacidad para:

•	Controlar una válvula de 4 vías, con la cual se cambia el sentido de flujo dentro del probador, o su equivalente en un “small volumen proveer” o probador compacto.
•	Recibir las señales de los microswítches detectores de paso del desplazador; o sea contactos secos para probadores de desplazamiento mecánico y señales de voltaje para probadores de volumen pequeño, para el cual requiere un módulo diferente al de contacto. También maneja un contacto para verificar si la válvula de 4 vías o su equivalente tiene fuga de producto; para esto se dispone de switches de presión diferencial en dichos dispositivos.
•	Aceptar señales hasta de dos transmisores de temperatura y dos de presión, normalmente de 4 a 20 mA., (1-5) VDC o RTD para el caso de la temperatura. Con sus conversores análogo-digital da facilidad para calibrarlos. Debido a que para una corrida de calibración necesita los datos del medidor, tiene capacidad de comunicación con consolas totalizadoras de flujo, para recibir la información de pulsos, temperatura, presión, K-Factor, etc.
•	Cuando se tienen productos de bajo coeficiente de expansión térmica, como el crudo, solo requiere un transmisor de presión y temperatura, los cuales son instalados aguas abajo del probador.
•	Productos con alto coeficiente de expansión térmica como la gasolina, se requieren dos transmisores de temperatura y presión, colocados en la tubería de entrada y salida del probador, para este caso, la consola promedia los valores de dichas señales, para tomarlo como dato de temperatura y presión del probador.
•	Generar reportes completos de las corridas de calibración, de alarmas (alto/bajo) de los parámetros involucrados en la prueba, diagnóstico de rechazo de las mismas; sobre este último tema, la consola tiene temporizadores programables, con el fin de que si el desplazador tarda más tiempo del previsto en pasar de la cámara de lanzamiento al primer microswitche, dé alarma y aborte la prueba. Si el tiempo entre microwitches es muy largo, es un indicio de que alguna válvula involucrada en la calibración tiene pase, o que el desplazador sufrió algún tropiezo, y se genera un reporte de rechazo de la prueba.

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Figura 5. Diagrama de Conexionado a la Consola.

Vale la pena aclarar que estas consolas realizan la eliminación de carreras que no están dentro del rango de repetibilidad establecido. La consola compara los pulsos de vuelta completa con los de la siguiente y verifica si está dentro del 0.05%, algo similar hace con las siguientes, hasta encontrar tres consecutivas de cinco ó cinco consecutivas de diez carreras completas. De no cumplir con lo anterior, esta genera un reporte de calibración informando que rechazó la calibración por falta de repetibililad y su causa debe ser investigada.

Adicionalmente, cuando está contando los pulsos de la prueba, promedia la temperatura, presión y rata de flujo, para entregar al final, el resumen del valor de todos los parámetros incluidos en esta. También entrega el porcentaje de repetibilidad, el factor del medidor anterior y el actual así como también los datos del probador, del medidor y los datos de fecha e identificación tanto de la consola de prueba como la de totalización de flujo, con sus constante más representativas, tales como del volumen del probador, densidad del producto, K-Factor, etc. Debe tener la posibilidad de realizar y presentar los cálculos de las corridas bien sea de manera promediada histórica (calcula factores intermedios del medidor por cada carrera) ó pesada por volumen (calcula un solo factor del medidor con las variables promediadas por volumen de cada carrera).

Es recomendable, dejar previsto en este tipo de sistemas, equipos y controles con los cuales se pueda llevar a cabo una prueba en forma manual, cuando por cualquier motivo no funcione la consola de prueba automática. Tales equipos y controles son: un contador de pulsos reseteable, un selector de señales para varios medidores de flujo, 2 switches para la operación remota de la válvula de 4 vías con sus indicadores de posición e indicadores de temperatura y presión, tanto del medidor como del probador.

Todos los equipos electrónicos involucrados en los sistemas de medición, deben tener sus niveles de password y/o dispositivos de seguridad, para evitar que personal ajeno a los supervisores o responsables del sistema, puedan cambiar los parámetros que influyan en la totalización del flujo.

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6.9.3. Computador Supervisorio

Este equipo es el encargado de controlar y supervisar todas las actividades de un sistema de medición dinámico. Es importante aclarar que el computador no repite los cálculos realizados por los computadores de flujo, sino que es un sistema de adquisición de datos que recibe la información de éstos para almacenamiento, visualización y administración de : configuraciones, tablas, reportes, tiquetes, calibraciones de acuerdo a las necesidades del proceso.

Figura 6. Diagrama Típico de Conexión de un Computador supervisorio con las Computadores de flujo y Equipos Periféricos

Dependiendo de las redes de comunicación diseñadas por cada uno de los fabricantes de las consolas y de los computadores supervisorios, se requieren circuitos intermedios para poder acondicionar las señales, a un lenguaje y niveles eléctricos compatibles.

Este computador supervisorio será exclusivo para los Sistemas de Medición y ejecutará entre otras, las siguientes tareas:

▪	Almacenamiento de los Reportes de Tiquetes

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▪	Almacenamiento de los reportes de Calibración
▪	Estadísticos de las corridas de Calibración y sus MF’s
▪	Análisis de desviaciones en los MF’s Y KF.
▪	Impresión de reportes
▪	Validación de Reportes de Tiquetes
▪	Toda la información de medición se visualizará en el HMI de Medición.

Especificaciones de Hardware

1.	Deberá ser de la última tecnología existente en el mercado.

2.	La pantalla de operación deberá ser de tipo LCD.

3.	Dependiendo del número de sistemas de medición existente en cada estación y los dispositivos de control, el equipo deberá tener todo el hardware que permita la comunicación directa con los computadores de flujo (como puertos seriales, tarjetas PCI, etc.) más un mínimo de reserva del 20%.

4.	Deberá permitir la comunicación directa con el sistema de control.

5.	Deberá tener un puerto independiente Ethernet para la conexión TCP/IP a la red de ECOPETROL.

Especificaciones de Software

1.	Sistema operativo Windows XP, 2000 o NT actualizado.

2.	Microsoft Office Profesional.

3.	Antivirus corporativo de ECOPETROL.

4.	Tres (3) niveles de seguridad para administración, mantenimiento y operación, incluyendo el control de acceso a periféricos de datos (como unidades de diskettes, CDs, redes, puertos USB, memory sticks, etc.).

5.	Aplicación del sistema. Esta aplicación deberá ser desarrollada de acuerdo a las necesidades de cada estación cumpliendo con los estándares de señalización, animación y navegación de cada negocio y teniendo como mínimo con los siguientes paquetes.

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a)	Módulo de Despliegues. Este módulo debe permitir la operación total del sistema de medición incluyendo como mínimo los gráficos de: Menú principal, Patines de medición, Probador, Controladores PID, Tendencias, Alarmas, Despliegue de mantenimiento, Arquitectura dinámica del sistema, Despliegue de programación de batch, Despliegues de control, los cuales permitirán ejecutar comandos de válvulas, Despliegue para el control de calibraciones. Despliegue de muestreadores, Despliegue de ayuda en línea, Despliegue de históricos, Despliegue de reporte de batch, Despliegue de reporte de probador, Despliegues para oficialización de batchs y corridas de calibración (si se requieren).

b)	Módulo de históricos. Este módulo comprende la configuración de los registros históricos del sistema. El sistema permitirá almacenar históricos de las variables de flujos, presiones, temperaturas, volúmenes, densidad, calidad de los productos, inyección de inhibidor de corrosión, mejorador de flujo y marcador de productos refinados, etc.

c)	Modulo de alarmas y eventos. Este módulo permite almacenar todos los eventos y alarmas del sistema, su principal objeto es permitir la realización de auditorias al sistema.

d)	Módulo de reportes. Este módulo permitirá leer los reportes de los Computadores de Flujo y registrar los reportes operativos y de mantenimiento como: Reportes de Batch, Reporte de Calibración, Reporte de mantenimiento, Reporte histórico de corridas de calibración, Reporte instantáneo. Los reportes forman una base de datos que es almacenada en el sistema y que tendrá la capacidad de recuperarlos en un momento dado, garantizando la integridad de los reportes así como la seguridad de los mismos. Los reportes deben cumplir con los formatos estándar del anexo B de este documento y deberán llevar el mismo número consecutivo de los reportes generados por los computadores de flujo.

e)	Módulo de comunicaciones. Este módulo permitirá la comunicación con los computadores de flujo de la estación y el sistema de control. Se puede especificar más?

f)	Módulo de Elaboración de Carta de Control. Este módulo permite la elaboración de la carta de control (huella) para cada medidor y cada producto.

g)	Módulo Estadístico. Este módulo permitirá tomar en forma automática todas las corridas de verificación de los medidores con los diferentes productos, para realizar el control estadístico de factores que permiten establecer la linealidad de los medidores y elaborar su carta de control.

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Dada la importancia económica que tiene la medición de crudo y sus derivados, no se puede permitir que en ningún momento se pierda la información de computadores supervisorios, computadores de de flujo, consolas de calibración, señales de medidores etc., por lo que es recomendable alimentar con un suministro de energía ininterrumpida el conjunto de estos equipos asociados a la medición de flujo.

7.	REGISTROS

Son los formatos que soportan las mediciones realizadas por los sistemas electrónicos de medición, entre ellos se encuentra:

❖	Archivos fuentes de las aplicaciones del computador de flujo
❖	Configuraciones de los computadores de flujo, HMI, consolas, etc
❖	Registro de Calibraciones de la instrumentación secundaria
❖	Registro de Calibración del probador
❖	Certificado del KF de los medidores por parte del fabricante.
❖	Diagrama de Conexionado del sistema ELM
❖	Tiquetes de Medición
❖	Tiquetes de Calibración
❖	Archivos con las cartas de control de los medidores
❖	Reporte de configuración de los computadores de flujo
❖	Reporte de Alarmas del sistema ELM
❖	Reporte de Eventos del sistema ELM
❖	Certificado del fabricante de la calibración de los densitómetros y de las constantes asociadas a la determinación de densidad.
❖	Archivos históricos de las variables de medición

8. CONTINGENCIAS .. No aplica

9. BIBLIOGRAFÍA

DIRECCIÓN DE DESARROLLO. Política Y Procedimiento Para El Sistema De Gestión De La Normativa De Ecopetrol S.A. ECP-DDS-D-01.. Versión 1. Colombia, 2004

AMERICAN PETROLEUM INSTITUTE. Manual of Petroleum Measurement Standards. Washington-Estados Unidos de Norte América: API 1998 Chapter 21.2 API MPMS

VICEPRESIDENCIA DE TRANSPORTE. Manual de Medición-VIT; Capitulo 8 Sistemas Electrónicos de medición. VIT-M-002-08, Noviembre de 1999.

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VICEPRESIDENCIA DE TRANSPORTE. Estandar de Medicion Dinámica de Cantidad y Calidad de Hidrocarburos Líquidos , Abril 2005.

10. ANEXOS

No aplica

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MANUAL UNICO DE MEDICION

CAPITULO 22

FORMACION EN MEDICION DE

HIDROCARBUROS

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Este documento se validó en el Comité Táctico integrado por los líderes de medición de las áreas de negocio:	Aprobación:

EDUARDO MOTTA RUEDA	PABLO MOTTA CANDELA
Líder Corporativo de Medición	Gerente de Planeación Y Suministro – VSM
GPS – VSM

SARA ISABEL PARRA	BERNARDO CASTRO CASTRO
Líder de Medición	Jefe de Logística GPS –VSM
GCB – VRP

NICOLÁS VALLE YI
Líder de Medición	SERGIO HERRERA ESTEVEZ	FEDERICO MAYA
VIT	Líder Grupo Apoyo Legal VSM	Vicepresidente de Suministro y
Mercadeo - VSM

JULIO MARIO RUEDA CELIS
Líder de Medición
VPR	MÓNICA PÉREZ
Normativa Corporativa

CARLOS GUSTAVO ARÉVALO
Líder de Medición GRC

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TABLA DE CONTENIDO

Pag.

1. OBJETO	4

2. ALCANCE	4

3. LOSARIO	4

4. DOCUMENTOS DEROGADOS. NO APLICA	5

5. CONDICIONES GENERALES	5

6. DESARROLLO	6

6.1 DEFINIR LAS NECESIDADES	6

6.2 PLANIFICACION Y DISEÑO DE LA DE FORMACION EN MEDICION	7

6.2.1 Las Materias Base De Formación	8

6.3 DESARROLLO DEL PLAN DE FORMACION	8

6.4 EVALUAR LA ACCCION DE FORMACIÓN	9

7. REGISTROS	10

8. CONTINGENCIAS. NO APLICA	10

9. BIBLIOGRAFÍA	10

10. ANEXOS	11

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1.	OBJETO

Establecer las actividades para la elaboración y ejecución de planes de formación para asegurar las competencias requeridas por el personal que desarrolla actividades relacionadas con la medición de hidrocarburos.

2.	ALCANCE

Aplica a las áreas y funcionarios responsables de generar las competencias necesarias para la gestión y operación de los sistemas de medición de hidrocarburos. Comprende la identificación y análisis de necesidades de formación, la elaboración de planes de formación y la evaluación de la eficacia de las mismos.

3.	GLOSARIO

Para una mayor comprensión de este documento puede consultar el Capitulo 1 del Manual Único de medición “Condiciones Generales” en su numeral 3 “Glosario Aplicable al Manual Único de Medición”.

Acciones de formación: Son los diferentes eventos de capacitación o entrenamiento, estructurados para desarrollar las competencias necesarias para la gestión y operación de los sistemas de medición.

Capacitación: Eventos de formación que se desarrollan en aula o a través de medios virtuales.

Competencia: habilidad demostrada para aplicar conocimientos y aptitudes.

Entrenamiento: Eventos de formación que se desarrollan en condiciones de trabajo; incluye los que se realizan en el puesto y los que corresponden a transmisión de conocimiento durante la ejecución de procesos y procedimientos por el funcionario. Involucra la inducción o reinducción.

Plan de entrenamiento: Son las actividades programadas para obtener una mejora en el nivel de competencias, conocimientos, habilidades, comportamientos y/o desempeños de las personas que intervienen en los sistemas de medición.

Plan de formación en medición: Es la relación de acciones de formación requeridas para mantener o mejorar las competencias técnicas de las personas que trabajan en la gestión y operación de los sistemas de medición.

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4.	DOCUMENTOS DEROGADOS. No Aplica

5.	CONDICIONES GENERALES

✓	Todas las acciones de formación deben concientizar, motivar e incrementar las competencias de los funcionarios responsables de la confiabilidad y exactitud de la medición de cantidad y calidad para fiscalización y transferencia de custodia del petróleo crudo, sus derivados y Gas LP, las cuales pueden ser realizadas directamente utilizando personal técnico de la Empresa y/o externamente, contratando los servicios de capacitación con firmas que demuestren más de dos (2) años de experiencia específica, demuestren una metodología probada académicamente y cuyos instructores sean profesionales en Ingeniería, Ingeniería Química y/o Petróleos, experiencia en medición de cantidad y calidad de por lo menos cinco (5) años obtenida directamente en campo, estaciones, terminales y plantas, y que demuestre conocimiento en Sistemas de Gestión de Calidad, Estándares Nacionales e Internacionales Min-Minas, Creg, API MPMS, ASTM, AGA, GPA, ISO 9001 e ISO 10012, Política de Medición de Ecopetrol y Manual Único de Medición, mediante la presentacíón y aprobación de un exámen de competencias académicas, técnicas y docentes realizado por el Líder Corporativo de Medición de Ecopetrol. Este éxamen pretende evitar que empresas y/o personas sin experiencia y competencia en medición de cantidad y calidad, contraten con Ecopetrol S.A. un servicio que no están en capacidad de prestar.

✓	La identificación de necesidades de competencias para la gestión y operación de los sistemas de medición debe ser realizada por el jefe inmediato del área de negocio responsable de la medición, con el apoyo del profesional de la Dirección de Desarrollo, el líder corporativo de medición de la Gerencia de Planeación y Suministro de la Vicepresidencia de Suministro y Mercadeo y los lídes de medición de cada área de negocio, quienes consolidaran y validaran las acciones de entrenamiento o capacitación necesarias y conformaran el plan de formación que debe incluir todo el personal responsable de la medición de cantidad y calidad.

✓	Anualmente debe elaborarse o actualizarse los planes de formación en medición orientados a temas como: medición de cantidad y calidad para transferencia de custodia; normas API MPMS, ASTM, AGA, ISO 9000 e ISO 10012 y otros temas relacionados con la medición de hidrocarburos, el Manual Único de Medición y las necesidades detectadas en este tema.

✓	El profesional de la Dirección de Desarrollo, con base en el concepto de aprobación de la experiencia de la firma y/o intructor emitido por el Líder Corporativo de Medición, se reunirá con el Jefe Inmediato son los responsables de ejecutar el plan de formación.

✓	La Gerencia de Planeación y Suministro de la Vicepresidencia de Suministro y Mercadeo de acuerdo a las necesidades detectadas realizara programas de formación complementarios a los generados en cada una de las áreas de negocio que contribuyan al aseguramiento de la confiabilidad de los sistemas de medición de hidrocarburos.

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✓	Cada jefe debe facilitar los medios y propiciar las oportunidades para que el personal pueda acceder a los planes de formación.

✓	Los procesos de entrenamiento y capacitación del personal responsable por la gestión y operación de los sistemas de medición de cantidad y calidad deben registrarse en la historia individual cuando se llevan a cabo.

✓	Quien participe en un evento de formación debe aplicar y, de ser posible, transferir al personal de su área, lo aprendido. El jefe del funcionario es responsable por asegurarse de que así sea.

6.	DESARROLLO

Para realizar la planeación de la formación es necesario definir las necesidades de entrenamiento o capacitación, el personal que lo requiere y los recursos necesarios para el desarrollo del plan de formación.

6.1	DEFINIR LAS NECESIDADES

Para la identificación de las necesidades de formación se tienen en cuenta los siguientes criterios:

•	Cambios tecnológicos, y nuevos proyectos.

•	Capacitación anterior del empleado.

•	Requerimientos de conocimiento para desarrollar una labor dentro de los sistemas de medición.

•	Cambios de Cargo

•	Resultados de las auditorias. (No conformidades reales o potenciales de los sistemas de medición).

•	Desempeño del trabajador.

•	Recomendaciones del jefe inmediato o solicitudes originadas por el trabajador.

•	Reemplazos Temporales

•	Evaluaciones de desempeño.

•	Leyes, normas y reglamentos que influyan sobre el funcionamiento de los sistemas de medición que requieran entrenamiento.

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Es necesario establecer la prioridad de estas necesidades de acuerdo al impacto que puedan tener sobre el desempeño de los sistemas de medición.

6.2	PLANIFICACION Y DISEÑO DE LA DE FORMACIÓN EN MEDICIÓN.

Los aspectos que se deben tomar en cuenta al momento de realizar el diseño de un plan de formación son:

•	Selección de las actividades de capacitación de acuerdo a las necesidades detectadas.
•	Identificar los recursos de tipo:
•	Financieros: La designación presupuestaria que se requiere para el desarrollo del plan de formación
•	Humano: El perfil de los instructores ya sean internos o externos.
•	Institucionales: Organismos externos a la empresa, públicos o privados, que pueden apoyar la acción de formación.
•	Materiales: infraestructura, condiciones para trabajar, materiales. Las acciones de formación para el desarrollo de las competencias de los funcionarios podrán ejecutarse: en el aula, en el puesto de trabajo o rotación de puesto de trabajo. Dentro del análisis de las necesidades de entrenamiento se determinara la acción más apropiada para el mejoramiento de las competencias.
•	Nivel de profundidad de la formación.
•	Definir la población objetivo, características de los participantes, conformación de grupos. Nivel de conocimientos previos necesarios.
•	Definir si va a ser una capacitación o entrenamiento con instructores internos o externos. Para la ejecución de las acciones de formación se prefiere la participación y apoyo de instructores internos.
•	Selección de instructores.
•	Definir el cronograma, para efectos de la partidas presupuestarias.
•	Definir la metodología de la capacitación: instrucción en el centro de capacitación, rotación de puestos, pasantías, aprendizaje en el puesto, visitas a otras empresas, trabajo junto a un experto, etc.

Con base en lo anterior definir el plan de formación de medición anual de acuerdo a los parámetros establecidos en el procedimiento para formación de personal ECP-DDS-P-06 de la Dirección de Desarrollo.

Realizar la descripción de las acciones de formación de acuerdo a los criterios preséntanos en el anexo 1. con copia a la Gerencia de Planeación y Suministro, Vicepresidencia de Suministro y Mercadeo.

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6.2.1	Las materias base de formación

Independiente de los programas formativos sobre la mejora de conocimientos del trabajo específico que realiza cada empleado, se sugiere desarrollar a todos los niveles, un programa básico de formación en medición que abarque las siguientes materias:

•	CONCEPTOS BÁSICOS (Conceptos básicos sobre metrología, presión de vapor, temperatura, densidad y viscosidad, condiciones Standard, conceptos sobre producción de crudo y gas, transporte de fluidos aplicado a hidrocarburos)

•	ESTANDARES NACIONALES E INTERNACIONALES (Legislación y regulación con respecto a medición)

•	MEDICION ESTATICA (Medición con cinta en tanques, Toma de muestra en Tanques, Toma de temperatura en tanques, Telemetría (medición automática),Calibración de tanques de almacenamiento.)

•	MEDICION DINAMICA (Tipos de medidores, Principios de funcionamiento, Instrumentación básica asociada a la medición, Computadores de flujo, transmisores, densitómetros, Diseño e instalación de los equipos, Muestreador Automático, Unidades LACT, Factores que afectan la precisión)

•	AUDITORIAS DE MEDICION DE CALIDAD Y CANTIDAD (Auditoría interna, Auditoría externa, Auditoría cargue de exportación “ loss control”)

•	CONTROL DE PERDIDAS, BALANCES Y CONCILIACIONES (Infraestructura, Plantas Estaciones, Refinación, Transporte, Evaluación Económica).

Con el fin de actualizar a los funcionarios con conceptos claves para la gestión y operación de los sistemas de medición.

Este debe estar dirigido en especial a Operadores, Técnicos e Ingenieros que se desempeñen en el área de medición en transferencia de custodia y control de pérdidas de hidrocarburos y sus derivados; funcionarios profesionales responsables de la custodia de hidrocarburos y profesionales con responsabilidad contable y de pérdidas, el nivel de profundidad y la duración serán de acuerdo al cargo y a la debilidad detectada en los temas enunciados anteriormente.

6.3	SELECCIÓN DE

6.4	DESARROLLO DEL PLAN DE FORMACIÓN

✓	Una vez aprobado el programa de entrenamiento el profesional de la dirección de desarrollo de personal y el jefe inmediato cursara las solicitudes a los organismos o departamentos correspondientes.

✓	Se preparara con antelación los documentos y material didáctico de presentación. Aulas, mobiliario y medios audiovisuales preparando los correspondientes pedidos a las entidades externas que se haya decidido contratar o a los profesionales de otros negocios que sean competentes para dictar los cursos de entrenamiento.

✓	Realizar las convocatorias a las distintas acciones de formación, mediantecomunicación a los responsables departamentales, quienes se encargan personalmente de informar a los empleados asistentes realizando los acoplamientos o sustituciones del personal que sean necesarias.

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✓	Para el desarrollo de la capacitación según los objetivos definidos se sugiere:

▪	Explicar y demostrar la forma correcta de realizar la tarea;

▪	Ayudar al personal a desempeñarse primero bajo supervisión;

▪	Luego permitir que el personal se desempeñe solo;

▪	Evaluar el desempeño laboral

▪	Capacitar a los trabajadores según los resultados de la evaluación.

▪	Permitir que el trabajador afiance sus conocimientos capacitando a otra persona.

✓	Durante la capacitación del personal, es necesario:

▪	Evaluar constantemente el nivel de comprensión;

▪	Adecuar el nivel de capacitación a los participantes;

▪	Presentar un número limitado de conceptos por vez;

▪	Separar las tareas de aprendizaje en varios conceptos simples;

▪	Involucrar a todos los trabajadores (para que todos participen activamente, no sólo observar la demostración de un individuo);

▪	Usar material visual (como fotografías o videos que muestren el procedimiento para realizar las mediciones o para operar los equipos)

▪	Estimular a los participantes para que hagan preguntas sobre el tema.

✓	Los funcionarios asistentes a los cursos, llenaran una ficha de identificación con sus datos personales y los datos referentes al curso. Los instructores llenaran una ficha por cada sesión en la que figuren los datos de curso, los temas expuestos y el numero de asistentes.

6.5	EVALUAR LA ACCCION DE FORMACIÓN

La ejecución de los planes de formación se evaluaran por medio de tres tipos de encuestas:

✓	La evaluación de la satisfacción que se debe realizar a los asistente a la acción de formación solicitando su opinión sobre la claridad en la exposición de los temas, facilidad de asimilación intensidad del aprendizaje de acuerdo a los parámetros presentados en el formato Evaluación de la satisfacción que se encuentra en el anexo 2 del procedimiento para formación de personal ECP-DDS-P-06 de la Dirección de Desarrollo que se encuentra en la intranet en el link de Normativa Corporativa.

✓	La evaluación del aprendizaje se debe realizar por medio de la comparación de los resultados obtenidos en un protest frente a un pretest siendo estas pruebas de contenido antes y después del la acción de formación. Se debe dejar registro utilizando el formato que es encuentra en el anexo 3 del procedimiento para formación de personal ECP-DDS-P-06 de la Dirección de Desarrollo que se encuentra en la intranet en el link de Normativa Corporativa..

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✓	La evaluación departamental que se debe realizar después de tres o cuatro meses de finalizar la acción de formación para evaluar el aumento de conocimiento en los empleados y la mejora experimentada en los procesos como consecuencia de la actividad de formación debe ser diligenciada por los jefes inmediatos de los funcionarios asistentes a la acción de formación Ver Anexo 2

7.	REGISTROS

•	Programa anual de formación
•	Registro de asistencia a capacitación y/o entrenamiento en temas relacionados con medición
•	Encuesta de Evaluación de la satisfacción de la capacitación o entrenamiento.
•	Encuesta de Evaluación del aprendizaje
•	Encuesta de Evaluación departamental
•	Análisis de la Encuestas
•	Cuadro resumen de actividades formativas y horas empleadas
•	Registro de asistencia del instructor
•	Descripción de la acción de formación ver anexo 1

8.	CONTINGENCIAS. No Aplica

9.	BIBLIOGRAFÍA

AMERICAN PETROLEUM INSTITUTE. Trainer, Competicies . Washington-Estados Unidos de Norteamérica: API Standard 1210. 2002

INSTITUTO COLOMBIANO DE NORMAS TECNICAS. ISO 9000. Sistemas de Gestión de la Calidad. Vocabulario y principios. Bogotá 2000.

VICEPRESIDENCIA DE TRANSPORTE. Identificación y Gestión de las Necesidades de Formación. Bogotá VIT-P-009. Versión 4 – 2002

VICEPRESIDENCIA DE REFINACIÓN Y PETROQUÍMICA, Gerencia General Complejo Barrancabermeja, Instructivo para planeación y ejecución de acciones de capacitación, Barrancabermeja, PPB-00-1-004. Versión 3 – 2002

DIRECCIÓN DE DESARROLLO. Política Y Procedimiento Para El Sistema De Gestión De La Normativa De Ecopetrol S.A. ECP-DDS-D-01.. Versión 1. Colombia, 2004

DIRECCIÓN DE DESARROLLO. Procedimiento para formación del personal. ECP-DDS-P-06. Bogota. Versión 1 - 2004

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10.	ANEXOS.

No	TITULO
1	Descripción de la acción de formación
2	Evaluación Departamental

ANEXO 1 DESCRIPCIÓN DE LA ACCIÓN DE FORMACIÓN

NOMBRE DEL LA ACCION DE FORMACION:

Área

Objetivo del curso y logros a alcanzar al final del programa.

Contenidos

Metodología

PARTICIPANTES

Perfil

Requisitos

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Numero de
Participantes

LOGISTICA
Apoyo Logístico

Duración	Horario

Lugar

INSTRUCTORES

Nombre	Entidad	Tel

Interno	Externo

Apertura	Funcionario que realiza la apertura	Cargo

Clausura	Funcionario que realiza el cierre	Cargo

ANEXO 2 EVALUACION DEPARTAMENTAL

NOMBRE DEL LA ACCION DE FORMACION:
ÁREA:
RESPONSABLE
DEL DEPARTAMENTO:
FECHA:

Marque con una X su respuesta

1	APRECIACION DE CONOCIMIENTOS

•	Los Conocimientos de los asistentes sobre el curso han:

Permaneció igual	Aumentado ligeramente	Apreciable el incremento

•	Las materias explicadas en este curso fueron:

Inadecuadas	Conveniente revisarlas	Apropiadas

•	Los asistentes dicen que en el curso aprendieron :

Poco	Podría haber sido mas	Muy contentos con lo que aprendieron:

2.	MEJORAS EN EL PROCESO

•	Se aprecia mejoría en la forma de ejecutar el proceso

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No. En absoluto	Se percibe alguna mejoría	El proceso ha mejorado

•	La mejora del pro ceso podría incrementarse si:

No es problema de formación	Repetir este curso	Diseñar nuevo curso

OBSERVACIONES:

MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 23 INSPECCIÓN DE LOS SISTEMAS DE MEDICIÓN Y CÁLCULO DEL IGSM
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-23	Fecha aprobación: 01/04/2010	Versión: 03

TABLA DE CONTENIDO

1	OBJETIVO	2

2	GLOSARIO	2

3	CONDICIONES GENERALES	2

3.1	OBJETO DE LA INSPECCIÓN DE LOS SISTEMAS DE MEDICIÓN Y CÁLCULO DEL IGSM	3

3.2	ALCANCE DE LA INSPECCIÓN DEL IGSM	3

3.3	FRECUENCIA DE LAS INSPECCIONES	4

3.4	INSPECTOR DE MEDICIÓN DE CANTIDAD Y CALIDAD	4

4	DESARROLLO	5

4.1	RESPONSABILIDADES DEL INSPECCIONADO	5

4.2	CODIFICACIÓN DE INSPECCIONES REALIZADAS A LOS SISTEMAS DE MEDICIÓN	5

4.3	PLANEACIÓN	5

4.4	EJECUCIÓN	6

4.5	ÍNDICE DE CUMPLIMIENTO DE LOS SISTEMAS DE MEDICIÓN	9

4.6	REGISTROS	18

4.7	ANEXOS	19

5	CONTINGENCIAS	19

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GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
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1	OBJETIVO

Establecer las actividades necesarias para la planificación, programación, coordinación, ejecución y seguimiento a las inspecciones del Índice de Gestión de los Sistemas de Medición IGSM, con el fin de asegurar la correcta gestión en los sistemas de medición a nivel de equipos, mejores prácticas, lineamientos corporativos, personal, laboratorio y documentos del sistema de gestión de calidad asociados.

2	GLOSARIO

Para una mayor comprensión de este documento consulte el Manual de Medición de Hidrocarburos (MMH) Capítulo 1 — Condiciones Generales y Vocabulario, Numeral 2 – Glosario.

3	CONDICIONES GENERALES

•	Los negocios serán los directamente responsables de gestionar y mantener actualizados los cálculos para obtener los índices de gestión de los sistemas de medición (IGSM).

•	Las inspecciones a los sistemas de medición se realizarán: por solicitud de las Vicepresidencias Operativas al Departamento de Medición y Contabilización de Hidrocarburos (PMC), acorde a sus necesidades o por planeación del Comité Táctico de Medición y Contabilización (CTMC) previa aplicación de un parámetro de priorización (impacto económico y volúmenes manejados por los sistemas de medición). El PMC, consolidara el plan y adelantará la gestión necesaria para realizar anualmente las inspecciones de los Sistemas de Medición de la Cadena de Suministro de la empresa, el cual debe ser aprobado por el CTMC.

•	No obstante lo anterior, el PMC, soportado en hechos y datos encontrados en los balances, índices de perdidas/ganancias, reclamaciones, procesos de conciliación, reconciliación, comparaciones, verificaciones, índices de gestión y/o planes de mejoramiento entre otros, podrá solicitar, programar y ejecutar inspecciones específicas, bien sean puntuales y/o sistémicas a los Sistemas de Medición de calidad y cantidad de hidrocarburos de la Cadena de Suministro, cuando lo considere conveniente.

•	La inspección de los sistemas de medición descrita en el presente Capítulo se asimila en su procedimiento al Procedimiento de Auditorías Internas ECP-DAI-P-001, no obstante, en el presente Capítulo se regula específicamente la actividad propia de inspección de los sistemas de medición y cálculo del IGSM dentro del proceso de mejoramiento continuo de la gestión de medición de productos de la cadena de suministros de la Empresa.

•	Para el desarrollo de las Inspecciones se deben tener como referencia las normas NTC-GP 1000:2004 – ISO 19011:2002, en lo que respecta a las directrices para la auditoría de los sistemas de gestión de calidad y los aspectos señalados en este Capítulo.

•	El PMC se encargará de ejecutar, directamente o mediante contrato, las inspecciones anuales y/o específicas de los sistemas de medición y cálculo del IGSM de estos; al igual que elaborar, coordinar y hacer seguimiento con el apoyo de los Líderes de Medición de las Vicepresidencias Operativas al programa general de las mismas.

•	Para la contratación de compañías de inspección, se deberá tener en cuenta lo descrito en el instructivo ECP-VIJ-I-01 sobre Conflictos de Interés, con el fin de que las compañías que suministran los Inspectores Independientes, que adelanten las labores de de Inspección de los Sistemas de Medición y determinación del Índice de Gestión del IGSM, no sean juez y parte por su participación como operadores, consultores, inspectores de las operaciones de medición y las empresas de ingenierías que implementen las soluciones.

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•	El reporte de No Conformidades se realizará cumpliendo con todos los requisitos en el Sistema de Gestión de Calidad de ECOPETROL S.A.

•	Los hallazgos detectados en las inspecciones serán presentados a los Líderes de Medición y las Gerencias Operativas, y con el fin de acordar los planes de acción pertinentes a los que se les hará seguimiento hasta su cierre en la herramienta informática implementada para tal fin.

•	Las Gerencias Operativas responsables de los Sistemas de Medición deberán asegurar todos los recursos requeridos para la implementación de los planes de acción buscando el nivel de aprobación necesario de acuerdo al ECP-VTH-M-001 Manual de Delegaciones, que permitan el cierre de las No Conformidades.

•	Será responsabilidad del PMC a través de las compañías que suministran los inspectores independientes que se encuentren adelantando el contrato en curso, realizar el seguimiento de los planes de acción hasta el cierre de los hallazgos, haciendo la gestión correspondiente de acuerdo a la norma ISO 19011:2002. El Líder de Medición de cada Vicepresidencia Operativa realizará seguimiento a la ejecución de los planes de acción acordados dentro de los términos establecidos, consolidando oportunamente el reporte por vicepresidencia con la oportunidad establecida en el TBG del negocio.

3.1	OBJETO DE LA INSPECCIÓN DE LOS SISTEMAS DE MEDICIÓN Y CÁLCULO DEL IGSM

Evaluar la conformidad de los atributos relacionados en la Lista de Verificación por medio de la observación y dictamen a los sistemas de Medición de calidad y cantidad de hidrocarburos de Ecopetrol S.A, por parte del inspector, quien adelantará cuando lo considere necesario (con el concurso de los operadores técnicos responsables), los ensayos (determinación de una o más características de acuerdo con un procedimiento) o comparación con patrones especificados y anexará de acuerdo al hallazgo encontrado la evidencia que lo soporta.

El proceso de inspección se realizará estrictamente bajo el marco establecido en la Lista de Verificación y determinará la conformidad de los diferentes aspectos establecidos en ella con respecto a los siguientes referentes:

1)	Guía para la Gestión de la Medición de Hidrocarburos y Biocombustibles ECP-VSM-G-001
2)	Manual de Medición de Hidrocarburos y Biocombustibles ECP-VSM-M-001
3)	Contratos de Compraventa y Transporte.
4)	Acuerdos de medición para Transferencia en Custodia.
5)	Estándares y regulaciones nacionales e internacionales, tales como ISO 19011, ISO 9001, API MPMS, AGA, ASTM, GPA, ANSI, ASME, NFPA, ICONTEC, entre otras.
6)	Instructivos de Operación y Mantenimiento.

3.2	ALCANCE DE LA INSPECCIÓN DEL IGSM

El control y verificación permanente del estado de los procedimientos, métodos, condiciones, procesos, productos, servicios y análisis de registros por comparación con los referentes establecidos para asegurar que se cumplan los requisitos de calidad y cantidad determinando el cumplimiento de lo establecido en los “DEBES” de dichos referentes.

Las inspecciones se realizarán en puntos de transferencia de custodia y/o fiscalización y baterías satélites intermedias en donde se realice medición de puntos de mezcla, de acuerdo con el programa previamente aprobado, en forma que permitan:

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•	Inspección directa en campo de los sistemas programados de acuerdo con la metodología establecida en procedimiento de Auditorías Internas.

•	Estimación del IGSM de acuerdo con la Lista de Verificación

•	Determinar o recomendar acciones de mejoramiento de los Sistemas de Medición de hidrocarburos.

•	Orientar y asesorar al inspeccionado en la aplicación de los referentes a fin de manejar el riesgo en la determinación de cantidad y calidad de los volúmenes de Hidrocarburos.

3.3	FRECUENCIA DE LAS INSPECCIONES

Las inspecciones a los Sistemas de Medición se ejecutarán de acuerdo con el cronograma planteado por el PMC y aprobado por el Comité Táctico de Medición y Contabilización, acorde con la Guía para la Gestión de la Medición de Hidrocarburos ECP-VSM-G-001.

Las inspecciones se realizarán en forma tal que anualmente se reúna una muestra de no menos del 30% de los puntos de medición de transferencia de custodia y/o fiscalización de la Empresa.

Las inspecciones a los Sistemas de Medición en lo posible se integrarán con los programas de Auditoría de los Sistemas de Gestión de Calidad y su frecuencia será establecida de acuerdo con la Guía para la Gestión de la Medición de Hidrocarburos de ECOPETROL S.A. y/o la necesidad del proceso.

3.4	INSPECTOR DE MEDICIÓN DE CANTIDAD Y CALIDAD

Para ser Inspector de Medición de cantidad y calidad se requiere formación general y específica en el área de medición de cantidad y calidad de hidrocarburos y cumplir los siguientes requisitos de experiencia y capacitación:

Tabla 1 - Requisitos de experiencia y capacitación para inspectores de medición

	GENERAL	ESPECÍFICA
INSPECTOR LÍDER EN MEDICIÓN	Profesionales con Matricula Profesional o Tecnólogos competentes quienes deben acreditar experiencia en labores similares y/o capacitación en Medición de hidrocarburos o inspección de cantidad y calidad de hidrocarburos con un mínimo de 5000 horas. Los certificados deben ser emitidos por: entidades educativas, firmas de inspección, empresas del sector de reconocida trayectoria, Institutos de pesas y medidas, proveedores del sector petrolero y laboratorios acreditados; nacionales o extranjeros.	Formación y certificación como Auditor Interno en la norma ISO 9001 y tener formación en áreas de Medición de Hidrocarburos y Gas.

INSPECTOR DE MEDICIÓN	Profesionales con Matricula Profesional o Tecnólogos competentes quienes deben acreditar experiencia en labores similares y/o capacitación en Medición de hidrocarburos o inspección de cantidad y calidad de hidrocarburos con un mínimo de 2000 horas. Los certificados deben ser emitidos por: entidades educativas, firmas de inspección, empresas del sector de reconocida trayectoria, Institutos de pesas y medidas, proveedores del sector petrolero y laboratorios acreditados; nacionales o extranjeros.	Formación como Auditor Interno en la norma ISO 9001 y tener formación en áreas de Medición de Hidrocarburos y Gas.

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GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
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4	DESARROLLO

Las inspecciones de medición de cantidad y calidad son un examen sistemático e independiente, que tiene como fin verificar el desempeño de los sistemas de medición y asegurar el mejoramiento continuo del funcionamiento de los equipos y las actividades requeridas hasta lograr procesos clase mundo de la medición de cantidad y calidad de los hidrocarburos y biocombustibles de la Cadena de Suministro de la Empresa.

Para la entrega del informe de inspección, la compañía inspectora independiente dispone de un plazo no mayor a treinta días calendario. Se entiende que este informe debe incluir como mínimo:

•	El cálculo definitivo del IGSM

•	El plan de acción acordado y aprobado por el representante autorizado del sitio de la inspección

•	Informe ejecutivo de la inspección, con los soportes correspondientes

4.1	RESPONSABILIDADES DEL INSPECCIONADO

La compañía inspectora entregará el borrador del informe, máximo tres días después de la inspección. El inspeccionado debe hacer los respectivos comentarios (descargos) al mismo, en un período convenido en el Plan de Inspección, el cual no debe superar ocho días hábiles.

Si pasado este periodo, no ha enviado los comentarios y/o pruebas de los mismos, se considerará que el inspeccionado está de acuerdo con la totalidad del contenido del informe.

4.2	CODIFICACIÓN DE INSPECCIONES REALIZADAS A LOS SISTEMAS DE MEDICIÓN

Para efectos de control se establece una identificación para cada inspección, con un código compuesto por las tres siglas iníciales de la Vicepresidencia, lo sigue las tres siglas de la Gerencia de la dependencia inspeccionada, según lo definido en la organización de la empresa y un consecutivo de tres dígitos de las inspecciones de esa dependencia.

Los hallazgos tendrán un consecutivo entre paréntesis por cada inspección que se realice según el área o departamento para su Identificación y seguimiento.

Ejemplo: Inspección VSM-GPS-PLO-001 (05): Hace referencia al hallazgo No. 5 de la Inspección #1, abierta al Departamento de Logística de la Gerencia de Planeación y Suministro de la Vicepresidencia de Suministro y Mercadeo.

4.3	PLANEACIÓN

•	Los Líderes de Medición de las Gerencias operativas realizarán la coordinación necesaria para asegurar la participación de los responsables requeridos en cada uno de los puntos a inspeccionar de acuerdo con el programa aprobado.

•	El inspector asignado debe preparar el plan para cada inspección con anticipación y negociarlo con el área responsable, en el cual debe determinar la duración de la inspección de acuerdo a la complejidad del sistema a inspeccionar, como mínimo una semana antes.

•	El PMC directamente o a través de la compañía designada, debe contemplar en paralelo a la inspección, jornadas de capacitación in situ y asesorías en temas específicos acordados con el Líder de Medición.

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GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-23	Fecha aprobación: 01/04/2010	Versión: 03

•	Independiente de los objetivos y alcance propuestos, los planes de inspección tendrán los siguientes elementos comunes:

➢	Cronograma con fechas y responsables definidos.
➢	La búsqueda y análisis de información previa a la inspección.
➢	Trabajo de campo.
➢	Análisis de la información, hechos y evidencias recolectados.
➢	Realización del cálculo del IGSM
➢	Entregables:
–	Formato del plan de inspecciones,
–	Actas de reuniones de apertura y cierre
–	Evidencia recolectada.
–	Registro del puntaje IGSM
–	Un informe sobre los hallazgos y de la Inspección.
–	Plan de acción y seguimiento para la optimización de los sistemas de medición
–	Informe de capacitación
–	Informe de Asesoría basadas en las oportunidades de mejora detalladas en el plan de acción de la inspección.

4.4	EJECUCIÓN

4.4.1	Reunión de apertura

En esta reunión se debe presentar el equipo inspector explicando la labor de cada inspector y confirmando: el objeto, alcance, criterios, la logística, y las normas que se usarán.

Se debe explicar que la Inspección se basará en: la evaluación de la funcionalidad técnica y operativa de los equipos, el análisis de los registros históricos de desempeño (SGC) y la observación de las competencias del personal involucrado con el sistema de medición bajo observación.

Se hará énfasis en que la inspección estará enfocada en el acompañamiento, soporte y el planteamiento de soluciones para mejorar el desempeño de los sistemas de medición.

Toda la información se manejará confidencialmente y se explicará a los asistentes, la metodología, entregables y todos los detalles para garantizar el éxito de la inspección y que todo el personal se encuentre informado de este proceso.

Los responsables de las instalaciones presentarán a los asistentes: normas de HSE en sitio, de ser posible entregarán mapa y o planos del lugar de la inspección.

Finalmente se buscará aclarar las dudas con respecto a la inspección y se implementarán los cambios al plan que los asistentes hayan acordado.

Todos los detalles tratados en el desarrollo de esta reunión se deben registrar en un acta.

4.4.2	Desarrollo de la inspección

•	Se hacen entrevistas.
•	Se pide información.
•	Cumplir con las actividades según la agenda previamente programada.

•	Realizar las actividades de la inspección en campo.
•	Evidenciar los hallazgos.

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•	Durante el desarrollo de la inspección, el inspector debe asegurarse que:

➢	Se cubra el alcance total de la inspección.
➢	Los reportes de oportunidades de mejoramiento deben estar basados en evidencia objetiva firme, clara, concisa y precisa, de ahí que se debe documentar con datos y hechos.

•	El informe de la inspección, debe ser entregado al responsable del área inspeccionada, dentro de los plazos establecidos, con copia al Líder de Medición del negocio, este informe debe incluir:

➢	El plan de Inspección.
➢	Personas entrevistadas en la Inspección, con sus respectivas actas y un registro de la información obtenida.
➢	La fecha y hora de la reunión de apertura y cierre, objetivo de la Inspección, alcance, documentos de referencia, participantes (inspeccionado, cargo y Equipo Inspector), fecha del informe (personas y cargos a quien se entrega informe de Inspección) y firma del Inspector.
➢	Resumen de hallazgos, junto con las acciones correctivas propuestas.
➢	Registro de los Anexos incluidos en la Inspección.
➢	El plan a desarrollar para levantar las oportunidades de mejora evidenciadas.
➢	Un informe detallado claro y conciso donde se resalten las fortalezas y los hallazgos con las oportunidades de mejoramiento.

El Inspeccionado está en la obligación de suministrar la información solicitada por el inspector. En caso de que la información sea confidencial se deben cumplir las cláusulas de confidencialidad corporativas.

•	La elaboración del plan de acción será conjunta entre el inspector y el responsable inspeccionado, quien será responsable por el desarrollo del mismo.

•	Para la estructuración de los planes de acción se debe conformar un equipo interdisciplinario entre el jefe del área inspeccionada y el equipo de medición.

•	Finalmente, teniendo en cuenta la aceptación de los hallazgos, elaborará y ejecutará el plan de acción.

4.4.3	Desarrollo de la capacitación.

Realizar la capacitación y/o asesoría planeada, con los programas y en los horarios establecidos.

4.4.4	Elaboración del plan de acción preliminar.

Con las oportunidades de mejora se debe elaborar un plan de acción el cual debe contener como mínimo:

1)	Cronograma de actividades.
2)	Hitos específicos de acciones implementadas.
3)	Presupuestos de gastos y/o inversión preliminar.
4)	Fechas de seguimiento.
5)	Responsables de estas acciones.

4.4.5	Cálculo del IGSM.

El Índice de Gestión de los Sistemas de Medición para hidrocarburos líquidos se determina de acuerdo a los siguientes aspectos:

•	Equipos e instrumentos de medición de calidad y cantidad

•	Procedimientos operativos de calidad y cantidad

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GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-23	Fecha aprobación: 01/04/2010	Versión: 03

•	Rutinas de mantenimiento preventivo base y aseguramiento metrológico

•	Balances y control de inventarios

•	Gestión y normativa corporativa

•	Capacitación y competencia

El Índice de Gestión de los Sistemas de Medición para gas natural se determinará de acuerdo a los siguientes aspectos:

•	Selección, dimensionamiento, instalación y estado del sistema de medición

•	Procedimientos operacionales del sistema de medición

•	Programa de mantenimiento y aseguramiento metrológico

•	Reporte y manejo de resultados

•	Cumplimiento de normas y reglamentaciones

•	Capacitación y competencia del personal

Para mayor detalle del cálculo del IGSM refiérase a los anexos 01 y 02.

4.4.6	Reunión de cierre.

El inspector Líder quien presidirá la reunión donde deberán estar presentes los responsables del activo, presentará los hallazgos evidenciados y las oportunidades de mejoramiento más relevantes (datos y hechos únicamente), logrando un consenso con los inspeccionados sobre las acciones correctivas y preventivas u observaciones resultantes.

En un resumen ejecutivo se señalarán conclusiones y recomendaciones generales y se indicarán las acciones que el Líder del equipo recomendará a la organización. El borrador del informe debe ser presentado a los inspeccionados junto con la evaluación IGSM, la cual podrá ser modificada al entregar el informe final, de acuerdo a información adicional que el inspeccionado haya entregado en referencia a oportunidades de mejora resueltas después de la reunión.

Se deben tener en cuenta todas las responsabilidades mencionadas en la Guía de medición de Hidrocarburos y biocombustibles ECP-VSM-G-001, que fundamentalmente aplican a este proceso como:

1)	El PMC canaliza todos los requerimientos de inspecciones y/o auditorias como parte de la sinergia corporativa en los procesos de contratación de auditorías, inspecciones de IGSM, inspecciones de cantidad y calidad en operaciones terrestres, fluviales y marítimas, inspecciones de loss control y en general de procesos de certificación de la cantidad y calidad de los productos de la cadena de suministros. (Guía de medición de Hidrocarburos y biocombustibles ECP-VSM-G-001)

2)	Los líderes de medición por negocio, deben poblar y cerrar los hallazgos cargados en la herramienta oficial Share Point accesando al siguiente link http://nuestragestion/ecp/VSM/Paginas/Default.aspx . Adicionalmente podrán subirse como No Conformidades al Sistema de Gestión de Calidad de acuerdo a la metodología realizada previo acuerdo con los negocios; para que sea asignado un plan de acción correctivo con fecha y responsable; dentro de un lapso de tiempo debidamente justificado. (Guía de medición de Hidrocarburos y biocombustibles ECP-VSM-G-001)

3)	Los líderes de medición por negocio, deben realizar la coordinación y seguimiento a la ejecución de los planes de mejora de los sistemas de medición de hidrocarburos y biocombustibles de las

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vicepresidencias operativas y evidenciar sus registros en las herramientas corporativas de la empresa. (Guía de medición de Hidrocarburos y biocombustibles ECP-VSM-G-001)

4)	Las gerencias operativas serán responsables de la generación de proyectos, presupuesto y aprobación para asegurar el cierre de hallazgos de las inspecciones y/o auditorías realizadas a los sistemas de medición. (Guía de medición de Hidrocarburos y biocombustibles ECP-VSM-G-001)

5)	El ICP debe inspeccionar y verificar el desempeño metrológico de los laboratorios para la determinación de la calidad de los hidrocarburos y biocombustibles de Ecopetrol S.A mediante un programa inter-laboratorios, generando las recomendaciones para el cumplimiento de la normatividad internacional en esa materia. (Guía de medición de Hidrocarburos y biocombustibles ECP-VSM-G-001)

6)	El PMC debe revisar sistemáticamente el desempeño en la gestión de la medición y contabilización de hidrocarburos y biocombustibles de las Vicepresidencias Operativas a través del Comité Táctico de Medición y Contabilización. (Guía de medición de Hidrocarburos y biocombustibles ECP-VSM-G-001)

4.4.7	Informes de seguimiento del plan de acción.

De acuerdo a los plazos establecidos en los planes de acción con los negocios, la compañía inspectora del contrato vigente deberá presentar informes de seguimiento al PMC.

4.5	ÍNDICE DE CUMPLIMIENTO DE LOS SISTEMAS DE MEDICIÓN

El índice de cumplimiento de los sistemas de medición se determina de acuerdo a los parámetros que se encuentran pormenorizados en las Listas de Verificación (Anexo 1) y que se resumen en las tablas que siguen.

Una vez aplicada la Lista de Verificación al área inspeccionada, nos permitirá determinar el Índice de Cumplimiento del Sistema de Medición de cantidad y calidad correspondiente (Anexo 2).

En el IGSM el inspector evaluará la gestión según la Lista de Verificación y las pruebas objetivas tomando para ello el Total de Nivel de Cumplimiento mediante una Tabla en Excel para cada sistema de medición donde se aplique la inspección; este será evaluado sobre una base del 100 % y estará determinado por tres (3) rangos básicos: si es menor al 60% dará un color ROJO, Si está entre el 60% y el 79% dará un color amarillo y si es 80% o más dará un color verde.

El color verde: significa que el nivel de cumplimiento encontrado, garantiza la confiabilidad de la información volumétrica reportada por el área inspeccionada y exige el mantener o superar el estándar y el grado de cumplimiento.

El color amarillo: significa que se requiere una intervención inmediata a nivel administrativa y técnica que busque en el menor tiempo posible incrementar el nivel de cumplimiento y por ende el de confiabilidad en la Medición de cantidad y calidad.

El color rojo: significa que se requiere no sólo una intervención inmediata a nivel administrativa y técnica, sino también un plan de choque caracterizado por tener la máxima prioridad en su ejecución, y un especial seguimiento, monitoreo y control de las acciones de mejoramiento.

Este IGSM se evalúa en varios ítems, los cuales tienen un valor en porcentaje (%) preestablecido según el aspecto y criterio evaluado. Estos pesos a su vez tienen un valor por prueba objetiva verificada por el Inspector, los cuales se evaluarán con el criterio de cumple o no cumple. Si cumple tendrá el peso asignado por prueba, si no cumple tendrá un peso asignado de 0%. (Ver Formatos de Evaluación del IGSM anexos).

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GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-23	Fecha aprobación: 01/04/2010	Versión: 03

Los aspectos y criterios evaluados en el IGSM se detallan de acuerdo a cinco (5) Sistemas de Medición preestablecidos, en las siguientes tablas:

1)	MEDICIÓN ESTÁTICA: Son aquellos puntos en los cuales se dispone de medición estática como medida oficial. (Tabla 2).

2)	MEDICIÓN DINÁMICA: Son aquellos puntos en los cuales se dispone de Medición Dinámica como medida oficial. (Tabla 3).

3)	MEDICIÓN DE CARROTANQUES CON BÁSCULA: Aplica a aquellos puntos donde se cargan y descargan carrotanques y la medida oficial se realiza con peso con basculas. (Tabla 4).

4)	MEDICIÓN DE RECIBO Ó DESPACHO DE GLP EN TANQUES PRESURIZADOS: Son aquellos puntos en los que se realiza Medición de recibo o despacho de GLP con Mediciones Estáticas. (Tabla 5)

5)	MEDICIÓN DE GAS NATURAL. Son aquellos puntos de entrada o salida al Sistema Nacional de Transporte de gas natural.

NOTA 1.	En los cargaderos y descargaderos de carrotanques donde se utilice como medida oficial la medición estática en tanques de recibo y despacho se utilizará la Tabla 2.
NOTA 2.	En los cargaderos y descargaderos de carrotanques donde se utilice como medida oficial la medición dinámica se utilizará la Tabla 3.
NOTA 3.	En aquellos puntos en los que se realiza medición de recibo o despacho de GLP con medición dinámica se utilizará la Tabla 3.
NOTA 4.	En los puntos de medición de gas natural se utilizará una tabla diferente para cada tipo de medidor (ultrasónico Tabla 6.1, turbina Tabla 6.2, platina de orificio Tabla 6.3 y Coriolis Tabla 6.4)
NOTA 5.	Los criterios de la Lista de Verificación son modificables únicamente por el Comité Táctico de Medición y Contabilización, quien los publicará como anexos del presente capítulo.

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GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-23	Fecha aprobación: 01/04/2010	Versión: 03

TABLA 2. MEDICIÓN ESTÁTICA

PESO POR ASPECTO	ASPECTO	CRITERIOS	PESO POR CRITERIO
20%	EQUIPOS E INSTRUMENTOS DE MEDICIÓN DE CALIDAD Y CANTIDAD	Verificación de la vigencia de calibración de tanques de almacenamiento. Inclusión del presupuesto de incertidumbre del proceso de aforo.	11%
		Cinta de medición, estado y calibración.	2%
		Medición de temperatura, termómetro patrón y de trabajo	4%
		Cremas reveladoras, existencia y estado	1%
		Muestreador manual	2%
24%	PROCEDIMIENTOS OPERATIVOS DE CALIDAD Y CANTIDAD	Procedimientos de medición niveles Total y agua, temperaturas y toma de muestras y telemetría.	6%
		Procedimientos de muestreo, recipiente y sitio de almacenamiento.	5%
		Procedimiento de liquidación manual de productos en tanques.	5%
		Procedimientos de laboratorio, estado de equipos y espacio físico	6%
		Procedimientos de respaldo a la medición.	2%

15%	RUTINAS DE MANTENIMIENTO PREVENTIVO BASE Y ASEGURAMIENTO METROLÓGICO	Rutinas mantenimiento equipos laboratorio y pruebas interlaboratorios	5%
		Rutinas mantenimiento de instrumentación primaria y secundaria y registros	10%

25%	BALANCES Y CONTROL DE INVENTARIOS	Balance diario interno de planta y/o línea de recibos y/o entregas y acciones con base a balances.	9%
		Procedimiento de control de inventarios y atención a diferencias de calidad y cantidad.	12%
		Verificar si se documentan las acciones de cálculo y control estadístico de PI (DRENAJES, EVAPORACIÓN….)	4%

10%	GESTIÓN Y NORMATIVA CORPORATIVA	Gestión, seguimiento y existencia de normativa corporativa.	10%

6%	CAPACITACIÓN Y COMPETENCIA	Capacitación y competencia del personal.	6%

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GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
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TABLA 3. MEDICIÓN DINÁMICA

PESO POR ASPECTO	ASPECTO	CRITERIOS	PESO POR CRITERIO
20%	EQUIPOS E INSTRUMENTOS DE MEDICIÓN DE CALIDAD Y CANTIDAD	Equipos, instrumentación, instalación y ensamblaje, registros de intervenciones	3%
		Programas de Calibración y Factores de los Medidores.	11%
		Factores de desempeño de los toma muestras automáticos	2%
		Control estadístico de calibración y/o curvas de desempeño. Registros sistemáticos y documentados del Computador de flujo y control físico.	4%

24%	PROCEDIMIENTOS OPERATIVOS DE CALIDAD Y CANTIDAD	Tiquetes de medición y corridas de calibración	6%
		Procedimientos de muestreo automático, recipiente y sitio de almacenamiento.	8%
		Personal encargado del computador de flujo y back up	5%
		Procedimientos de laboratorio, estado de equipos y espacio físico	3%
		Procedimientos de respaldo a la medición.	2%

15%	RUTINAS DE MANTENIMIENTO PREVENTIVO BASE Y ASEGURAMIENTO METROLÓGICO	Rutinas mantenimiento equipos laboratorio y pruebas interlaboratorios	5%
		Rutinas mantenimiento de instrumentación primaria y secundaria y registros	10%

25%	BALANCES Y CONTROL DE INVENTARIOS	Balance diario interno de planta y/o línea de recibos y/o entregas y acciones con base a balances.	9%
		Procedimiento de control de inventarios y atención a diferencias de calidad y cantidad.	12%
		Verificar si se documentan las acciones de cálculo y control estadístico de PI (DRENAJES, EVAPORACIÓN)	4%

10%	GESTIÓN Y NORMATIVA CORPORATIVA	Gestión, seguimiento y existencia de normativa corporativa.	10%

6%	CAPACITACIÓN Y COMPETENCIA	Capacitación y competencia del personal.	6%

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GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-23	Fecha aprobación: 01/04/2010	Versión: 03

TABLA 4. MEDICIÓN DE CARROTANQUES CON BÁSCULA

PESO POR ASPECTO	ASPECTO	CRITERIOS	PESO POR CRITERIO
20%	EQUIPOS E INSTRUMENTOS DE MEDICIÓN DE CALIDAD Y CANTIDAD	Verificación de la vigencia de calibración de tanques de almacenamiento. Inclusión del presupuesto de incertidumbre del proceso de aforo.	6%
		Cinta de medición, estado y calibración.	1%
		Medición de temperatura, termómetro patrón y de trabajo	3%
		Cremas reveladoras, existencia y estado	1%
		Muestreador manual	2%
		Báscula, calibración e incertidumbre calculada	7%

24%	PROCEDIMIENTOS OPERATIVOS DE CALIDAD Y CANTIDAD	Procedimientos de medición por peso, temperaturas y toma de muestras.	8%
		Procedimientos de muestreo, recipiente y sitio de almacenamiento.	6%
		Procedimientos de laboratorio, estado de equipos y espacio físico	7%
		Procedimientos de respaldo a la medición.	3%

15%	RUTINAS DE MANTENIMIENTO PREVENTIVO BASE Y ASEGURAMIENTO METROLÓGICO	Rutinas mantenimiento equipos laboratorio y pruebas interlaboratorios	5%
		Rutinas mantenimiento de instrumentación primaria y secundaria y registros	10%

25%	BALANCES Y CONTROL DE INVENTARIOS	Balance diario interno de planta y/o línea de recibos y/o entregas y acciones con base a balances.	9%
		Procedimiento de control de inventarios y atención a diferencias de calidad y cantidad.	12%
		Verificar si se documentan las acciones de cálculo y control estadístico de PI (DRENAJES, EVAPORACIÓN….)	4%

10%	GESTIÓN Y NORMATIVA CORPORATIVA	Gestión, seguimiento y existencia de normativa corporativa.	10%

6%	CAPACITACIÓN Y COMPETENCIA	Capacitación y competencia del personal.	6%

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PESO POR ASPECTO	ASPECTO	CRITERIOS	PESO POR CRITERIO
20%	EQUIPOS E INSTRUMENTOS DE MEDICIÓN DE CALIDAD Y CANTIDAD	Calibración de tanques de almacenamiento. Inclusión del presupuesto de incertidumbre del proceso de aforo.	10%
		Sistema de medición automática de nivel	4%
		instrumentos de medición e indicador de temperatura y presión, de trabajo, estado y con reportes	6%

24%	PROCEDIMIENTOS OPERATIVOS DE CALIDAD Y CANTIDAD	Procedimientos de medición automática de presión y temperaturas.	6%
		Procedimientos de muestreo, recipiente y sitio de almacenamiento.	2%
		Procedimiento de liquidación manual de productos en tanques y tiquetes de medición.	6%
		Procedimientos de laboratorio, estado de equipos y espacio físico	7%
		Frecuencia de calibración y sellos e seguridad	3%

15%	RUTINAS DE MANTENIMIENTO PREVENTIVO BASE Y ASEGURAMIENTO METROLÓGICO	Rutinas mantenimiento equipos laboratorio y pruebas interlaboratorios	4%
		Rutinas mantenimiento de instrumentación primaria y secundaria y registros	11%

25%	BALANCES Y CONTROL DE INVENTARIOS	Balance diario interno de planta y/o línea de recibos y/o entregas y acciones con base a balances.	9%
		Procedimiento de control de inventarios y atención a diferencias de calidad y cantidad.	12%
		Verificar si se documentan las acciones de cálculo y control estadístico de PI (DRENAJES, EVAPORACIÓN….)	4%

10%	GESTIÓN Y NORMATIVA CORPORATIVA	Gestión, seguimiento y existencia de normativa corporativa.	10%

6%	CAPACITACIÓN Y COMPETENCIA	Capacitación y competencia del personal.	6%

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GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-23	Fecha aprobación: 01/04/2010	Versión: 03

TABLA 6.1 MEDIDOR TIPO ULTRASÓNICO

PESO POR ASPECTO	ASPECTO	CRITERIOS	PESO POR CRITERIO
9%	CONDICIONES DE OPERACIÓN	Rango de propiedades de cómo densidad relativa, presión, temperatura y caudal.	6%
		Condiciones de perf il de velocidad y ruido asimétrico	3%
7%	REQUISITOS DEL M EDIDOR	Requisitos del medidor exigidos por la normativa	7%
3%	REQUISITOS DE DESEM PEÑO	Requisitos de desempeño del medidorexigidos por la normativa	3%
8%	REQUISITOS DE PRUEBA PARA EL PAQUETE DE M EDICIÓN Y EL M EDIDOR	Requisitos de prueba para el sistema de medición exigido por la normativa	8%
11%	CONDICIONES DE INSTALACIÓN	Verificación de las condiciones de instalación.	11%
3%	ELEM ENTO SECUNDARIO - PRESIÓN ESTÁTICA Y TEM PERATURA	Rango de operación de los elementos trasmisores/traductores de presión y temperatura y su calibración	3%
11%	COM PUTADOR DE FLUJO	Evaluar la información del computador de flujo y verificar el cumplimiento de la normatividad vigente	11%
2%	M EDICIÓN DE CANTIDADES DE ENERGÍA Y CALIDAD EN PUNTOS DE ENTRADA	Verificar en campo la instalación de los equipos de cromatografía, humedad, punto de rocío de hidrocarburos, H2S y azufre total, evaluar su comportamiento y sus programas de verificación.	2%
2%	M EDICIÓN Y ASIGNACIÓN DE CANTIDADES DE ENERGÍA EN PUNTOS DE SALIDA	Verificar la conf iabilidad de la mediciónde acuerdo a las condiciones acordadas entre el remitente y el transportador.	2%
2%	M EDICIÓN V OLUM ÉTRICA	Verificar en campo la conf iguración delcomputador de flujo y los procedimientos de calibración realizados para garantizar la conf iabilidad en la medición.	2%
3%	M EDICIÓN OTRAS V ARIABLES	Determinación de supercompresibilidaddel gas, y otras variables.	3%
2.5%	PRECISIÓN, ACCESO Y CALIBRACIÓN DE EQUIPOS DE M EDICIÓN	Verificar resultados de calibración en campo.	2.5%
10%	BUENAS PRÁCTICAS M ETROLÓGICAS	Aplicación de recomendaciones de lanorma y de las buenas prácticas de la industria.	10%
2%	PRUEBA DE CERO FLUJO	Verificar registros históricos, archivos y documentos de condiciones operacionales del medidor	2%
3%	INCERTIDUM BRE DE LA M EDICION	Evaluar inf ormación suministrada por el fabricante y exigida por la norma.	3%
15.5%	CALIDAD Y M UESTREO	Verificar el cumplimiento de la normativa en calidad y muestreo.	15.5%
3%	GESTIÓN Y NORM ATIV A CORPORATIV A	Gestión, seguimiento y existencia de normativa corporativa.	3%
3%	CAPACITACIÓN Y COM PETENCIA DEL PERSONAL	Capacitación y competencia del personal	3%

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 23 INSPECCIÓN DE LOS SISTEMAS DE MEDICIÓN Y CÁLCULO DEL IGSM
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-23	Fecha aprobación: 01/04/2010	Versión: 03

TABLA 6.2 MEDIDOR TIPO TURBINA

PESO POR ASPECTO	ASPECTO	CRITERIOS	PESO POR CRITERIO
3%	CONDICIONES DE OPERACIÓN Y DESEM PEÑO	Verificación de las condiciones de operación y desempeño.	3%
11.5%	CONDICIONES DE LA INSTALACIÓN	Verificación de las especificaciones de instalación	11.5%
10%	SISTEM AS DE M EDICIÓN DE PRESIÓN ESTÁTICA - LÍNEAS M ANOM ÉTRICAS	Características de las líneas manométricas	10%
6%	ELEM ENTO SECUNDARIO - PRESIÓN ESTÁTICA	Rango de operación de los elementos trasmisores/traductores de presión su calibración	6%
3%	SISTEM A DE M EDICIÓN DE TEM PERATURA	Características del sistema de medición de temperatura y del elemento secundario.	3%
6%	ELEM ENTO SECUNDARIO - TEM PERATURA	Verif icar registros históricos del computador de flujo y calibración del mismo	6%
6%	COM PUTADOR DE FLUJO	Evaluar la información del computador de flujo y verificar el cumplimiento de la normatividad vigente	6%
3%	M EDICIÓN Y ASIGNACIÓN DE CANTIDADES DE ENERGÍA EN PUNTOS DE SALIDA	Verificar en campo la instalación de los equipos de cromatografía, humedad, punto de rocío de hidrocarburos, H2S y azufre total, evaluar su comportamiento y sus programas de verificación.	3%
6%	M EDICIÓN VOLUM ÉTRICA	Verif icar la confiabilidad de la medición de acuerdo a las condiciones acordadas entre el remitente y el transportador.	6%
6%	M EDICIÓN OTRAS VARIABLES	Determinación de supercompresibilidad del gas, y otras variables.	6%
5%	PRECISIÓN, ACCESO Y CALIBRACIÓN DE EQUIPOS DE M EDICIÓN	Verificar resultados de calibración en campo.	5%
9%	BUENAS PRÁCTICAS M ETROLÓGICAS	Aplicación de recomendaciones de la norma y de las buenas prácticas de la industria.	9%
4%	INCERTIDUM BRE DE LA M EDICION	Evaluar inf ormación suministrada por el fabricante y exigida por la norma.	4%
15.5%	CALIDAD Y M UESTREO	Verificar el cumplimiento de la normativa en calidad y muestreo.	15.5%
3%	GESTIÓN Y NORM ATIVA CORPORATIVA	Gestión, seguimiento y existencia de normativa corporativa.	3%
3%	CAPACITACIÓN Y COM PETENCIA DEL PERSONAL	Capacitación y competencia del personal	3%

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 23 INSPECCIÓN DE LOS SISTEMAS DE MEDICIÓN Y CÁLCULO DEL IGSM
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-23	Fecha aprobación: 01/04/2010	Versión: 03

TABLA 6.3 MEDIDOR TIPO PLATINA DE ORIFICIO

PESO POR			PESO POR
ASPECTO	ASPECTO	CRITERIOS	CRITERIO
2.5%	CONDICIONES DE OPERACIÓN Y DESEMPEÑO	Verificación de las condiciones de operación y desempeño.	2.5%
12%	ESPECIFICACIONES TECNICAS DE LA PLATINA DE ORIFICIO	Verificación de las especificaciones técnicas de la platina de orificio.	12%
9%	ESPECIFICACIONES TECNICAS DE LOS TUBOS DE MEDICIÓN Y PORTAPLATINA	Verificación de las especificaciones técnicas de los tubos de medición y el portaplatina.	9%
6%	TOMAS DE PRESIÓN	Características de las tomas de presión	6%
6%	SISTEMA DE MEDICIÓN DE PRESIÓN ESTÁTICA Y DIFERENCIAL - LÍNEAS MANOMÉTRICAS	Características del sistema de medición de presión diferencial y las líneas manométricas	6%
6%	ELEMENTO SECUNDARIO - PRESIÓN ESTÁTICA Y DIFERENCIAL	Características del elemento secundario de presión estática y diferencial.	6%
6%	SISTEMA DE MEDICIÓN DE TEMPERATURA	Características del sistema de medición de temperatura y del elemento secundario.	3%
3%	ELEMENTO SECUNDARIO - TEMPERATURA	Verificar registros históricos del computador de flujo y calibración del mismo	4%
6%	COMPUTADOR DE FLUJO	Evaluar la información del computador de flujo y verificar el cumplimiento de la normatividad vigente	6%
6%	MEDICIÓN DE CANTIDADES DE ENERGÍA Y CALIDAD EN PUNTOS DE ENTRADA	Verificar en campo la instalación de los equipos de cromatografía, humedad, punto de rocío de hidrocarburos, H2S y azufre total, evaluar su comportamiento y sus programas de verificación.	6%
6%	MEDICIÓN VOLUMÉTRICA	Verificar la confiabilidad de la medición de acuerdo a las condiciones acordadas entre el remitente y el transportador.	6%
6%	MEDICIÓN OTRAS VARIABLES	Determinación de supercompresibilidad del gas, y otras variables.	6%
5%	PRECISIÓN, ACCESO Y CALIBRACIÓN DE EQUIPOS DE MEDICIÓN	Verificar resultados de calibración en campo.	5%
1%	BUENAS PRÁCTICAS METROLÓGICAS	Aplicación de recomendaciones de la norma y de las buenas prácticas de la industria.	1%
15.5%	CALIDAD Y MUESTREO	Verificar el cumplimiento de la normativa en calidad y muestreo.	15.5%
3%	GESTIÓN Y NORMATIVA CORPORATIVA	Gestión, seguimiento y existencia de normativa corporativa.	3%
3%	CAPACITACIÓN Y COMPETENCIA DEL PERSONAL	Capacitación y competencia del personal	3%

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 23 INSPECCIÓN DE LOS SISTEMAS DE MEDICIÓN Y CÁLCULO DEL IGSM
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-23	Fecha aprobación: 01/04/2010	Versión: 03

TABLA 6.4 MEDIDOR TIPO CORIOLIS

PESO POR ASPECTO	ASPECTO	CRITERIOS	PESO POR CRITERIO
6%	CONDICIONES DE OPERACIÓN	Verificación de las condiciones de operación y	6%
3%	REQUISITOS DE DESEM PEÑO	.Requisitos de desempeño del medidor exigidos por la normativa	3%
22.5%	CONDICIONES DE INSTALACIÓN	Verificación de las condiciones de instalación.	22.5%
2%	ELEM ENTOS DE COM PENSACIÓN PRESIÓN Y TEM PERATURA	Verificación del cumplimiento de la normatividad	2%
22%	COM PUTADOR DE FLUJO	Evaluar la inf ormación del computador de f lujo y verificar el cumplimiento de la normatividad vigente	22%
2%	M EDICION DE CANTIDADES DE ENERGIA Y CALIDAD EN PUNTOS DE SALIDA	Verificar en campo la instalación de los equipos de cromatografía, humedad, punto de rocío de hidrocarburos, H2S y azufre total, evaluar su comportamiento y sus programas de verificación.	2%
5%	M EDICIÓN VOLUM ÉTRICA	Verif icar la conf iabilidad de la medición de acuerdo a las condiciones acordadas entre el remitente y el transportador.	5%
9%	PRECISIÓN, ACCESO Y CALIBRACIÓN DE EQUIPOS DE M EDICIÓN	Verificar resultados de calibración en campo.	9%
5%	BUENAS PRÁCTICAS M ETROLÓGICAS	Aplicación de recomendaciones de la norma y de las buenas prácticas de la industria.	5%
2%	INCERTIDUM BRE DE LA M EDICION	Evaluar información suministrada por el fabricante y exigida por la norma.	2%
15.5%	CALIDAD Y M UESTREO	Verificar el cumplimiento de la normativa en calidad y muestreo.	15.5%
3%	GESTIÓN Y NORM ATIVA CORPORATIVA	Gestión, seguimiento y existencia de normativa corporativa.	3%
3%	CAPACITACIÓN Y COM PETENCIA DEL PERSONAL	Capacitación y competencia del personal	3%

4.6	REGISTROS

•	Programa de Inspección (debe contener como mínimo: 1. Antecedentes, 2. Normatividad, 3.Objetivo, 4. Alcance, 5. Integrantes equipo inspector con breve resumen hoja de vida y soportes, y 6. Fechas específicas de las visitas) o Plan de inspecciones de medición.

•	Lista de Verificación IGSM (Índice de Gestión de los Sistemas De Medición) para inspeccionar Sistemas de Medición de cantidad y calidad de hidrocarburos.

•	Informe de Inspección (como mínimo debe contener: 1. Introducción, 2. Normatividad, 3. Objetivo, 4. Alcance, 5. Resultados, 6. Conclusiones, 7. Recomendaciones y 8. Firmas electrónicas del Auditor Líder) o Informe de inspección de Sistema de medición.

•	Solicitud de información para inspección

•	Actas de reunión de apertura y de reunión de cierre

•	Cálculo del Índice de Cumplimiento de los Sistemas de Medición.

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CAPÍTULO 23 INSPECCIÓN DE LOS SISTEMAS DE MEDICIÓN Y

CÁLCULO DEL IGSM

MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-23	Fecha aprobación: 01/04/2010	Versión: 03

•	VSM-VSM-F-008 Reporte de No Conformidades.

4.7	ANEXOS

1	Listas de verificación
1.1	Lista de verificación líquidos – Medición Dinámica
1.2	Lista de verificación líquidos – Medición Estática
1.3	Lista de verificación medición GLP – Medición Estática
1.4	Lista de verificación - CTKS Báscula
1.5	Lista de verificación gas natural - Medidor Ultrasónico
1.6	Lista de verificación gas natural - Medidor Turbina
1.7	Lista de verificación gas natural – Medidor Coriolis
1.8	Lista de verificación gas natural – Medidor Platina de Orificio

2	Índice de cumplimiento del sistema de medición de cantidad y calidad
2.1	Índice de cumplimiento líquidos – IGSM Medición Dinámica
2.2	Índice de cumplimiento líquidos – IGSM Medición Estática
2.3	Índice de cumplimiento GLP – IGSM Medición Estática
2.4	Índice de cumplimiento – IGSM CTKS Báscula
2.5	Índice de cumplimiento gas natural – IGSM Medidor Ultrasónico
2.6	Índice de cumplimiento gas natural – IGSM Medidor Turbina
2.7	Índice de cumplimiento gas natural – IGSM Medidor Coriolis
2.8	Índice de cumplimiento gas natural – IGSM Medidor Platina de Orificio

5	CONTINGENCIAS

No aplica

Para mayor información sobre este Capítulo y en general del Manual de Medición de Hidrocarburos de Ecopetrol S.A, dirigirse a:

➢	Rodrigo Satizabal Ramírez

Jefe del Departamento de Medición y Contabilización de Hidrocarburos VSM-GPS-PMC Ext.: 43390

➢	Mario Alberto Granada Cañas

Profesional I Departamento de Medición y Contabilización de Hidrocarburos VSM-GPS-PMC Ext.: 50057

➢	Penélope Galeno Sáez

Profesional III Departamento de Medición y Contabilización de Hidrocarburos VSM-GPS-PMC Ext.: 42080

➢	Hector Hernando Bernal (Share Point)

Profesional II Departamento de Medición y Contabilización de Hidrocarburos VSM-GPS-PMC Ext.: 50053

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MANUAL DE MEDICIÓN DE HIDROCARBUROS Y BIOCOMBUSTIBLES CAPÍTULO 23 INSPECCIÓN DE LOS SISTEMAS DE MEDICIÓN Y CÁLCULO DEL IGSM
GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION
ECP-VSM-M-001-23	Fecha aprobación: 01/04/2010	Versión: 03

RELACIÓN DE VERSIONES

Versión	Fecha	Cambios
00	15/06/2005	Emisión del documento
01	15/11/2007	Se diferencian los conceptos de Inspección y Auditoría, se hacen mejoras a la metodología de calificación del IGSM, se asimilan los pasos de la inspección a los de las auditorías del sistema de gestión de la calidad, se cambiaron perfiles de los auditores por inspectores, se crean pautas del plan y responsabilidades del inspeccionado.
02	30/11/2009	Cambio del título “Auditorias e Inspecciones de Medición” por el actual. Se enfatiza en el concepto de inspección e inspector independiente, se cambiaron perfiles de los inspectores, se crean pautas acerca del responsable para el cierre de los hallazgos y se actualizan tablas IGSM.
03	01/04/2010	Revisión de las tablas de IGSM e inclusión en estas de los sistemas de medición de gas natural

Revisió	Aprobó

/s/ RODRIGO SATIZABAL RAMÍREZ
RODRIGO SATIZABAL RAMÍREZ
Jefe Departamento de Medición y Contabilización
de Hidrocarburos – VSM-GPS-PMC
/s/ CLAUDIA CASTELLANOS
CLAUDIA CASTELLANOS
/s/ MARIO GRANADA CAÑAS	Vicepresidente de Suministro y Mercadeo – VSM
MARIO GRANADA CAÑAS
Profesional Medición VSM-GPS-PMC
En representación de lideres de medición de los VSM, VIT, VPR, GRB, GRC e ICP quienes participaron en su elaboración.
Documento aprobado según acta del 1er Comité Táctico de Medición y Contabilización del 2010 realizado en febrero 10 y 11

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ANEXO 1.1 ECP-VSM-M-001-023-2010
LISTA DE VERIFICACION IGSM - MEDICIÓN DINÁMICA
LIQUIDOS

Página 1-4

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ANEXO 1.1 ECP-VSM-M-023-2010

FORMATO DE CALIFICACIÓN IGSM.

LISTA DE VERIFICACIÓN DE INSPECCIÓN A LOS SISTEMAS DE MEDICIÓN DINÁMICA

Vicepresidencia (especificar)

Gerencia (especificar)

NOMBRE DEL PUNTO DE TRANSFERENCIA DE CUSTODIA INSPECCIONADO

DETECCIÓN DE OPORTUNIDADES DE MEJORAMENTO

FECHA DE LA INSPECCIÓN (DD/MM/AAAA)

ÍTEM No.	Dirección	Coordinación	Mantenimiento	Operación	LISTA DE VERIFICACIÓN			ALTO	MEDIO	BAJO	OPORTUNIDAD DE MEJORA/RECOMENDACIÓN	Aceptada (A)	Rechazada (R)	Comentario Inspeccionado	Responsable acción	Fecha implementación	Inversión
	D	C	M	D	ASPECTO		PRUEBA OBJETIVAS SOLICITADAS POR EL INSPECTOR (basadas en la lista de verificación)	A	M	B	La metodología que se utilizó para este trabajo, consistió en un muestreo aleatorio y puntual en los sitios visitados, complementado con inspecciones físicas, entrevistas y análisis de información. Nuestros comentarios, por lo tanto, cubren únicamente los temas vistos en los sistemas de medición.						
1					EQUIPOS E INSTRUMENTOS DE MEDICION DE CANTIDAD Y CALIDAD	1.1	Verificar que los equipos e instrumentación asociada al Sistema de Medición Dinámica, cumplen con los parámetros de instalación y operación.										
						1.2	Verificar que los reportes de corridas de calibración cumplan con las normas y se encuentren dentro de los rangos de control preestablecidos en la norma.										
						1.3	Verificar la existencia de las cartas de control de los medidores de flujo.										
						1.4	Verificar el procedimiento para la oficialización e implementación de los Meter Factor.										
						1.5	Verificar que estén definidas las frecuencias de calibración.										

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						1.6	Evidenciar la existencia de archivos de actas de oficialización de factores (anteriores y vigentes). Se encuentran debidamente documentadas.										
						1.7	Se evidencia la existencia y registro de los factores de desempeño y de grab de los tomamuestras automáticos para líquidos y si se han tomado acciones cuando ellos estén por fuera de los rangos de aceptación.										
						1.8	Verificar que la configuración en el computador de flujo cumpla los requerimientos dados en la norma para la liquidacion de volumenes.										
1					EQUIPOS E INSTRUMENTOS DE MEDICION DE CANTIDAD Y CALIDAD	1.9	Verificar que exista control físico (sellos de control) sobre la caja de conexionado de señales de campo (transmisores de temperatura y presión, pulsos, preamplificadores, etc.) para el computador de flujo y para la puerta de acceso al gabinete donde se encuentra el computador de flujo, ya sea en campo o en la sala de operaciones.										
						2.1	Evidenciar que los de tiquetes de medicion y los reportes de corridas de calibración y verificación de medidores, cumplan las condiciones dadas según el MMH y procedimientos corporativos.										
						2.2	Verificar que la aplicación de los procedimientos de muestreo automático o manual y que el diseño del sistema cumplan con la Norma para cada aplicación.										
2					PROCEDIMIENTOS OPERATIVOS DE CANTIDAD Y CALIDAD	2.3	Evidenciar con el personal encargado de la operación, administración y configuración del computador de flujo si existe un procedimiento de control de acceso al computador de flujo de acuerdo con los niveles de seguridad definidos y establecidos en el sistema de Medición Electrónica de Líquidos.										
						2.4	Verificar que exista un responsable y/o responsables de la administración, e intervención de la configuración del computador de Flujo. Verificar que exista un back up actualizado y asegurado que se encuentre en copia dura y magnética.										
						2.5	Verificar que en el almacenaje de la muestra se usa el recipiente adecuado, cuenta con tapa y contratapa. Comprobar que ningún factor externo las esté alterando.										

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2					PROCEDIMIENTOS OPERATIVOS DE CANTIDAD Y CALIDAD	2.6	El sitio de almacenamiento de muestras, la muestra y su rótulo, cumplen con el MMH y el API MPMS, donde aplique y no han sido alterados.										
						2.7	Verificar que el laboratorio cumpla con los requerimientos mínimos de HSE y espacio físico requerido										
						2.8	Las condiciones para los análisis respectivos tales como agitación (homogenización), equipos, aseguramiento metrológico cumplen con los procedimientos descritos en el MMH Capítulo 8 y el API MPMS, y Verificar si el proceso de composición de muestras cumple con los estándares internacionales que hacen referencia acerca de una muestra representativa.										
						2.9	Verificar si existe un procedimiento de respaldo y/o contingencia para asegurar la medición.										
						2.10	Verificar que los procedimientos y registros para los análisis de calidad se tienen asegurados y controlados.										
3					RUTINAS DE MANTENIMIENTO PREVENTIVO BASE Y ASEGURAMIENTO METROLÓGICO	3.1	Verificar participación y desempeño del laboratorio frente a las pruebas interlaboratorios. Verificar si las mismas han generado acciones de mejoramiento.										
						3.2	Verificar que los patrones cuentan con certificado de calibración vigente y se encuentran en condiciones funcionales.										

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ANEXO 1.2 ECP-VSM-M-001-023-2010
LISTA DE VERIFICACION IGSM - MEDICIÓN ESTÁTICA
LIQUIDOS

Página 1-4

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ANEXO 1.2 ECP-VSM-M-023-2010

FORMATO DE CALIFICACIÓN IGSM

LISTA DE VERIFICACIÓN DE INSPECCIÓN A LOS SISTEMAS DE MEDICIÓN ESTÁTICA

Vicepresidencia (especificar)

Gerencia (especificar)

NOMBRE DEL PUNTO DE TRANSFERENCIA DE CUSTODIA INSPECCIONADO

DETECCIÓN DE OPORTUNIDADES DE MEJORAMIENTO

FECHA DE LA INSPECCIÓN (DD/MM/AAAA)

ÍTEM No.	Dirección	Coordinación	Mantenimiento	Operación	LISTA DE VERIFICACIÓN			ALTO	MEDIO	BAJO	OPORTUNIDAD DE MEJORA/RECOMENDACIÓN	Aceptada (A)	Rechazada (R)	Comentario Inspeccionado	Responsable acción	Fecha Implementación	Inversión
	D	C	M	D	ASPECTO		PRUEBA OBJETIVAS SOLICITADAS POR EL INSPECTOR (basadas en la lista de verificación)	A	M	B	La metodología que se utilizó para este trabajo, consistió en un muestreo aleatorio y puntual en los sitios visitados, complementado con inspecciones físicas, entrevistas y análisis de información. Nuestros comentarios, por lo tanto, cubren únicamente los temas vistos en los sistemas de medición.						
1					EQUIPOS E INSTRUMENTOS DE MEDICION DE CANTIDAD Y CALIDAD	1.1	Verificar si la última calibración del tanque, se encuentra vigente, qué entidad la hizo y si esta entidad está autorizada por el MME para actividades de aforo de tanques.										
						1.2	Comprobar que existen los registros de verificación de las alturas de referencia y las acciones de ajuste fino debidamente documentadas.										
						1.3	Verificar que la escotilla de medición en el tanque cilíndrico vertical se encuentre a una altura del techo del tanque (recomendado entre 0,90 m y 1,10 m) de tal manera que permita una lectura con baja incertidumbre y que cuenten con una guía, pestaña ó cuña sobre la cual se ubique la cinta y se tome la lectura.										
						1.4	Verificar que que las memorias de cálculo del proceso de calibración del tanque contengan el presupuesto de incertidumbre y que la tabla de aforo incluya la incertidumbre calculada.(ver GUIA TECNICA COLOMBIANA GTC-51 # 7)										
						1.5	Verificar que las tablas de aforo utilizadas están calculadas o recalculadas a las condiciones operacionales vigentes (Temperatura, Gravedad API, altura de referencia) de acuerdo con el MMH										
						1.6	Verificar que todos los tanques de almacenamiento para transferencia de custodia, cuenten con una tablilla informativa que contenga la información requerida en el MMH Capítulo 2.										

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						1.7	Evidenciar que las cintas de medición tanto de vacío como de fondo estén verificadas con respecto a una cinta patrón de medición, además debe verificarse el registro de inspección de cintas para comprobar que se encuentra en buen										
						1.8	Verificar que las cremas reveladoras de agua y producto se encuentren vigentes, en óptimo estado y en su respectivo envase.										
1					EQUIPOS E INSTRUMENTOS DE MEDICION DE CANTIDAD Y CALIDAD	1.9	Verificar que el instrumento de medición de temperatura-patrón efectivamente se encuentre en buen estado y con certificado de calibración vigente. Y cuente con almacenamiento adecuado.										
						1.10	Verificar que el instrumento de medición de temperatura efectivamente se encuentre en buen estado, con registros de verificación y calibración vigentes.										
						1.11	Verificar que el muestreador cumple con la norma, para cada aplicación en particular.										
2					PROCEDIMIENTOS OPERATIVOS DE CANTIDAD Y CALIDAD	2.1	Verificar los procedimientos de medición al vacío y/o fondo con el operario encargado de la medición y confrontarlos con los descritos en el MMH y el API MPMS.										
						2.2	Verificar si el procedimiento de muestreo cumple con los estándares corporativos e internacionales que hacen referencia acerca de una muestra representativa.										
						2.3	Verificar que la difrencias entre la mediciones de nivel manual y la telemetría no exceden la tolerancia máxima permitida por la norma API MPMS 3.1 B.										
2					PROCEDIMIENTOS OPERATIVOS DE CANTIDAD Y CALIDAD	2.4	Verificar que en el almacenaje de la muestra de retencion se usa el recipiente adecuado, que cuente con tapa y contratapa. Comprobar que ningún factor externo tales como clima, luz y calor, las esté alterando .										
						2.5	El sitio de almacenamiento de muestras, la muestra y su rótulo, cumplen con el MMH y el API MPMS , donde aplique y no han sido alterados.										
						2.6	El inspector debe verificar que el procedimiento de liquidación manual de productos en tanques se esté cumpliendo de acuerdo a la Norma API MPMS Capítulo 12, sección 1 y MMH Cap 12.										
						2.7	Verificar que el laboratorio cumpla con los requerimientos mínimos de HSE (aspectos físicos, químicos, ergonómicos, locativos, sistemas de extracción de vapores, campanas de extracción)										

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2					PROCEDIMIENTOS OPERATIVOS DE CANTIDAD Y CALIDAD	2.8	Las condiciones para los análisis respectivos tales como agitación (homogenización), equipos, aseguramiento metrológico cumplen con los procedimientos descritos en el MMH Capitulo 8 y el API MPMS. Verificar si el proceso de composición de muestras cumple con los estándares internacionales que hacen referencia acerca de una muestra representativa.										
						2.9	Verificar si existe un procedimiento de respaldo y/o contingencia para asegurar la medición.										
						2.10	Verificar que los procedimientos y registros para los análisis de calidad se tienen asegurados y controlados.										
3					RUTINAS DE MANTENIMIENTO PREVENTIVO BASE Y ASEGURAMIENTO METROLÓGICO	3.1	Verificar participación y desempeño del laboratorio frente a las pruebas interlaboratorios. Verificar si las mismas han generado acciones de mejoramiento.										
						3.2	Verificar que los patrones cuentan con certificado de calibración vigente y se encuentran en condiciones funcionales.										
						3.3	Verificar la existencia de certificados de calibración para la instrumentación asociada a los tanques de almacenamiento, encontrándose documentada.										
3					RUTINAS DE MANTENIMIENTO PREVENTIVO BASE Y ASEGURAMIENTO METROLÓGICO	3.4	Verificar que se cumple con las rutinas de mantenimiento preventivo - correctivo que estén conforme a la Tabla 1, Capitulo 1 del MMH y el API MPMS. Que se encuentren debidamente documentadas y revisar los registros de las intervenciones a los equipos e instrumentación asociada a la medición estática.										
						3.5	Verificar que los equipos existentes en el laboratorio estén calibrados y cuenten con rutinas de mantenimiento preventivo.										

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ANEXO 1.3 ECP-VSM-M-001-023-2010
LISTA DE VERIFICACION IGSM - MEDICIÓN ESTÁTICA
GLP

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ANEXO 1.3 ECP-VSM-M-023-2010

FORMATO DE CALIFICACIÓN IGSM.

LISTA DE VERIFICACIÓN DE INSPECCIÓN A LOS SISTEMAS DE MEDICIÓN ESTÁTICA DE GLP

Vicepresidencia (especificar)

Gerencia (especificar)

NOMBRE DEL PUNTO DE TRANSFERENCIA DE CUSTODIA INSPECCIONADO

DETECCIÓN DE OPORTUNIDADES DE MEJORAMENTO

FECHA DE LA INSPECCIÓN (DD/MM/AAAA)

ÍTEM No.	Dirección	Coordinación	Mantenimiento	Operación	LISTA DE VERIFICACIÓN			ALTO	MEDIO	BAJO	OPORTUNIDAD DE MEJORA/RECOMENDACIÓN	Aceptada (A)	Rechazada (R)	Comentario Inspeccionado	Responsable acción	Fecha Implementación	Inversión
	D	C	M	D	ASPECTO		PRUEBA OBJETIVAS SOLICITADAS POR EL INSPECTOR (basadas en la lista de verificación)	A	M	B	La metodología que se utilizó para este trabajo, consistió en un muestreo aleatorio y puntual en los sitios visitados, complementado con inspecciones físicas, entrevistas y análisis de información. Nuestros comentarios, por lo tanto, cubren únicamente los temas vistos en los sistemas de medición.						
1					EQUIPOS E INSTRUMENTOS DE MEDICION DE CANTIDAD Y CALIDAD	1.1	los tanques de almacenamiento cuentan con certificado de calibración vigente, de acuerdo con la norma API MPMS o estándar API aplicable según el tipo de tanque.										
						1.2	Para el tanque cilíndrico horizontal a presión existe una plataforma que permita hacer la lectura evitando el error de paralaje del rotogauge, donde aplique.										
						1.3	Verificar que que las memorias de cálculo del proceso de calibración del tanque contengan el presupuesto de incertidumbre y que la tabla de aforo incluya la incertidumbre calculada.(ver GUIA TECNICA COLOMBIANA GTC-51 # 7)										
						1.4	Verificar que los tanques presurizados de GLP cuenten con los mecanismos de medición manual y/o automática, donde aplique. Se hace verificación periódica del sistema.										
						1.5	Se ha realizado una inspección externa a los tanques de almacenamiento para verificar que en las superficies no se presentan abolladuras, hinchamientos, hendiduras, o áreas con estados avanzados de abrasión, erosión o corrosión, por lo menos una vez al año como establece el numeral 35.1 del Artículo 35, Resolución No. 80505 del 17 de marzo de 1997 del MME.										

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		1.6	Se ha realizado una revisión interna a los tanques de almacenamiento, una prueba hidráulica, una prueba de resistencia a la presión hidrostática y un examen de espesores, con el propósito de verificar la respuesta del tanque estacionario a condiciones específicas de esfuerzo, carga o presión, por lo menos una vez cada cinco años, como establece el numeral 35.2 del artículo 35, Resolución No. 80505 del 17 de marzo de 1997 del MME.
1	EQUIPOS E INSTRUMENTOS DE MEDICION DE CANTIDAD Y CALIDAD	1.7	Verificar que el instrumento de medición e indicador de temperatura de trabajo, efectivamente se encuentre en buen estado, con reporte de verificación vigente, incluyendo copia del certificado de calibración del patrón utilizado.
		1.8	Verificar que el instrumento de medición e indicador de presión de trabajo, efectivamente se encuentre en buen estado, con reporte de verificación vigente, incluyendo copia del certificado de calibración del patrón utilizado.
		1.9	Verificar que todos los tanques de almacenamiento para transferencia de custodia, cuenten con una tablilla informativa que contenga como mínimo: ventana operativa (rango de operación segura), capacidades mínimo-máxima, diámetro, producto, fecha de la última calibración, fecha último mantenimiento, fecha próximo mantenimiento y aforo, entre otros.
2	PROCEDIMIENTOS OPERATIVOS DE CANTIDAD Y CALIDAD	2.1	Verificar que al medir la temperatura en tanques de almacenamiento de GLP, propileno, etc., el termopozo y/o el sensor de temperatura, estén localizados físicamente en cualquiera de las tapas del tanque cilíndrico horizontal a una distancia máxima del fondo hacia arriba equivalente al 5% del nivel de fluido del tanque y siempre sumergido en la fase líquida, donde aplique.
		2.2	Verificar que al medir la presión en tanques de almacenamiento de GLP, el manómetro y/o sensor de presión, estén localizados físicamente en cualquiera de las tapas del tanque cilíndrico horizontal a una distancia máxima de la cima equivalente al 95% del nivel del tanque y siempre sumergido en la fase vapor, donde aplique.

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2					PROCEDIMIENTOS OPERATIVOS DE CANTIDAD Y CALIDAD	2.3	La muestra representativa obtenida en el muestreo manual está de acuerdo a los criterios que establecen las normas ASTM D1265, GPA 2166 y GPA 2174										
						2.4	Se cumplen los procedimientos de liquidación manual de productos en tanques de acuerdo con la norma GPA Standard 8195 ó la norma API MPMS Capítulo 14.8										
						2.5	Verificar que los tiquetes de liquidación de cantidades, son auditables y cumplen con los requerimientos de la norma API MPMS y MMH, donde aplique.										
						2.6	Las condiciones para los análisis de laboratorio, como procedimientos, equipos, aseguramiento metrológico cumplen con los procedimientos corporativos y Normas internacionales aplicables.										
						2.7	Verificar que el laboratorio cumpla con los requerimientos mínimos de HSE (aspectos físicos, químicos, ergonómicos, locativos, sistemas de extracción de vapores, campanas de extracción)										
3					RUTINAS DE MANTENIMIENTO PREVENTIVO BASE Y ASEGURAMIENTO METROLÓGICO	3.1	Cuenta la planta con un plan de metrología donde se aseguren los elementos de medición tales como indicadores/transmisores de nivel, temperatura y presión.										
						3.2	Existe un programa de mantenimiento preventivo para toda la instrumentación involucrada en los sistemas de medición estática (nivel, presión y temperatura).										
						3.3	Verificar la existencia de registros históricos de la verificación del ATG de acuerdo a los requerimiento que establece la norma API MPMS 3.3.										

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3					RUTINAS DE MANTENIMIENTO PREVENTIVO BASE Y ASEGURAMIENTO METROLÓGICO	3.4	Verificar la existencia de registros de calibración y/o verificación para la instrumentación instalada en los tanques de almacenamiento.											
						3.5	Verificar que los reportes de calibración de los equipos patrones cumplan con las normas y se encuentren dentro de los rangos de control preestablecidos.											
						3.6	Verificar que los equipos existentes en el laboratorio estén calibrados y cuenten con rutinas de mantenimiento preventivo. Por otra parte se realiza frecuentemente una evaluación del desempeño del cromatógrafo (donde aplique) y los patrones de referencia cuentan con certificado de calidad vigente y disponible.											
						3.7	Verificar el desempeño del laboratorio frente a las pruebas interlaboratorios. Verificar si las mismas han generado acciones de mejoramiento.											
4					BALANCES Y CONTROL DE INVENTARIOS	4.1	Verificar los balances de planta y/o líneas, su peridiocidad y su comparación con la meta proyectada.											
						4.2	Verificar que exista un sistema de control de inventarios documentado.											
						4.3	Verificar que exista una acción inmediata sobre los Sistemas de Medición con base en los resultados de dichos balances.											
						4.4	Verificar si se están cumpliendo con los criterios del MMH, donde aplique en cuanto a diferencias en calidad y cantidad entre los sistemas de medición.											
						4.5	Verificar si se documentan las acciones de cálculo y control estadístico de PI (drenajes, evaporación)											
5					GESTIÓN NORMATIVA Y CORPORATIVA	5.1	Verificar que la alta dirección haga cumplir el ciclo PHVA a los índices de gestión de los Sistemas de Medición de cantidad y calidad de hidrocarburos.											
						5.2	Se tiene asegurada y controlada la documentación y registros de calidad. Se encuentran controlada bajo la norma ISO 9001. Evidenciar que los registros sistemáticos esten debidamente documentados con manuales, calibraciones, intervenciones y/o modificaciones y que estén almacenados en una base histórica magnética y/o copia dura.											
						5.3	Evidenciar copia de la última inspección, con el respectivo seguimiento y cumplimiento de las acciones de mejoramiento.											

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						5.4	Evidenciar la existencia de registros de seguimiento a los planes de acción de los Sistemas de Medición y la aprobación por parte del líder de los planes de mejoramiento de SM existentes y/o nuevos.										
						5.5	Verificar la disponibilidad de las normas actualizadas y la divulgación de la mismas. Revisar los históricos de divulgación.										
6					CAPACITACIÓN Y COMPETENCIA	6.1	Verificar competencia en medición del operador (medidor), mediante la observación de las actividades de medicion realizadas durante la inspeccion y pruebas spot.										
						6.2	Verificar planes de desarrollo y capacitación del personal que interviene en la medición de campo y en los cálculos de volumen.										

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ANEXO 1.4 ECP-VSM-M-001-023-2010
LISTA DE VERIFICACION IGSM - MEDICIÓN CARROTANQUES POR BÁSCULA

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ANEX O 1.4 ECP-VSM-M-023-2010

FORMATO DE CALIFICACIÓN IGSM.

LISTA DE VERIFICACIÓN DE INSPECCIÓN A LOS SISTEMAS DE MEDICIÓN DE CARROTANQUES POR BÁSCULA

Vicepresidencia (especificar)

Gerencia (especificar)

NOMBRE DEL PUNTO DE TRANSFERENCIA DE CUSTODIA INSPECCIONADO

DETECCIÓN DE OPORTUNIDADES DE MEJORAMENTO

FECHA DE LA INSPECCIÓN (DD/MM/AAAA)

ITEM No.	Dirección	Coordinación	Mantenimiento	Operación	LISTA DE VERIFICACIÓN			ALTO	MEDIO	BAJO	OPORTUNIDAD DE MEJORA/RECOMENDACIÓN	Aceptada (A)	Rechazada (R)	Comentario inspeccionado	Responsable acción	Fecha implementación	Inversión
	D	C	M	D	ASPECTO		PRUEBA OBJETIVAS SOLICITADAS POR EL INSPECTOR (basadas en la lista de verificación)	A	M	B	La metodología que se utilizó para este trabajo, consistió en un muestreo aleatorio y puntual en los sitios visitados, complementado con inspecciones físicas, entrevistas y análisis de información. Nuestros comentarios, por lo tanto, cubren únicamente los temas vistos en los sistemas de medición.						
1					EQUIPOS E INSTRUMENTOS DE MEDICION DE CANTIDAD Y CALIDAD	1.1	Verificar si la última calibración del tanque, se encuentra vigente, qué entidad la hizo y si esta entidad está autorizada por el MME para actividades de aforo de tanques.										
						1.2	Comprobar que existen los registros de verificación de las alturas de referencia y las acciones de ajuste fino debidamente documentadas.										
						1.3	Verificar que la escotilla de medición en el tanque cilíndrico vertical se encuentre a una altura del techo del tanque (recomendado entre 0,90 m y 1,10 m) de tal manera que permita una lectura con baja incertidumbre y que cuenten con una guía, pestaña ó cuña sobre la cual se ubique la cinta y se tome la lectura.										
						1.4	Verificar que que las memorias de cálculo del proceso de calibración del tanque contengan el presupuesto de incertidumbre y que la tabla de aforo incluya la incertidumbre calculada.(ver GUIA TECNICA COLOMBIANA GTC-51 # 7)										

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						1.5	Verificar que las tablas de aforo utilizadas están calculadas o recalculadas a las condiciones operacionales vigentes (Temperatura, Gravedad API, altura de referencia) de acuerdo con el MMH										
						1.6	Evidenciar que las cintas de medición tanto de vacío como de fondo estén verificadas con respecto a una cinta patrón de medición, además debe verificarse el registro de inspección de cintas para comprobar que se encuentra en buen estado y con su respectivo polo a tierra.										
2					PROCEDIMIENTOS OPERATIVOS DE CANTIDAD Y CALIDAD	2.5	El sitio de almacenamiento de la muestra, el envase y su rótulo, cumplen con el MMH y el API MPMS.										
						2.6	Verificar que el laboratorio cumpla con los requerimientos mínimos de HSE (aspectos físicos, químicos, ergonómicos, locativos, sistemas de extracción de vapores, campanas de extracción)										
						2.7	Las condiciones para los análisis respectivos tales como agitación (homogenización), equipos, aseguramiento metrológico cumplen con los procedimientos descritos en el MMH Capítulo 8 y el API MPMS. Verificar si el proceso de composición de muestras cumple con los estándares internacionales que hacen referencia acerca de una muestra representativa.										
						2.8	Verificar si existe un procedimiento de respaldo y/o contingencia para asegurar la medición.										
						2.9	Verificar que los procedimientos y registros para los análisis de calidad se tienen asegurados y controlados.										
3					RUTINAS DE MANTENIMIENTO PREVENTIVO BASE Y ASEGURAMIENTO METROLÓGICO	3.1	Verificar participación y desempeño del laboratorio frente a las pruebas interlaboratorios. Verificar si las mismas han generado acciones de mejoramiento.										
						3.2	Verificar que los patrones cuentan con certificado de calibración vigente y se encuentran en condiciones funcionales.										
						3.3	Verificar la existencia de certificados de calibración para la instrumentación asociada a los tanques de almacenamiento, encontrándose documentada.										

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3					RUTINAS DE MANTENIMIENTO PREVENTIVO BASE Y ASEGURAMIENTO METROLÓGICO	3.4	Verificar que se cumple con las rutinas de mantenimiento preventivo - correctivo que estén conforme a la Tabla 1, Capitulo 1 del MMH y el API MPMS. Que se encuentren debidamente documentadas y revisar los registros de las intervenciones a los equipos e instrumentación asociada a la medición estática.										
						3.5	Verificar que los equipos existentes en el laboratorio estén calibrados y cuenten con rutinas de mantenimiento preventivo.										
4					BALANCES Y CONTROL DE INVENTARIOS	4.1	Verificar los balances de planta y/o líneas, su peridiocidad y su comparación con la meta proyectada.										
						4.2	Verificar que exista un sistema de control de inventarios documentado.										
						4.3	Verificar que exista una acción inmediata sobre los Sistemas de Medición con base en los resultados de dichos balances.										
						4.4	Verificar si se están cumpliendo con los criterios del MMH, donde aplique en cuanto a diferencias en calidad y cantidad entre los sistemas de medición.										
						4.5	Verificar si se documentan las acciones de cálculo y control estadístico de PI (drenajes, evaporación)										
5					GESTIÓN NORMATIVA Y CORPORATIVA	5.1	Verificar que la alta dirección haga cumplir el ciclo PHVA a los índices de gestión de los Sistemas de Medición de cantidad y calidad de hidrocarburos.										
5					GESTIÓN NORMATIVA Y CORPORATIVA	5.2	Se tiene asegurada y controlada la documentación y registros de calidad. Se encuentran controlada bajo la norma ISO 9001. Evidenciar que los registros sistemáticos esten debidamente documentados con manuales, calibraciones, intervenciones y/o modificaciones y que estén almacenados en una base histórica magnética y/o copia dura.										
						5.3	Evidenciar copia de la última inspección, con el respectivo seguimiento y cumplimiento de las acciones de mejoramiento.										
						5.4	Evidenciar la existencia de registros de seguimiento a los planes de acción de los Sistemas de Medición y la aprobación por parte del líder de los planes de mejoramiento de SM existentes y/o nuevos.										
						5.5	Verificar la disponibilidad de las normas actualizadas y la divulgación de la mismas. Revisar los históricos de divulgación.										

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6					CAPACITACIÓN Y COMPETENCIA	6.1	Verificar competencia en medición del operador (medidor), mediante la observación de las actividades de medicion realizadas durante la inspeccion y pruebas spot.										
						6.2	Verificar planes de desarrollo y capacitación del personal que interviene en la medición de campo y en los cálculos de volumen.										

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ANEXO 1.5 ECP-VSM-M-001-023-2010
LISTA DE VERIFICACION IGSM - MEDICIÓN DINÁMICA (Ultrasónicos)
GAS NATURAL

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ANEXO 1.5 ECP-VSM-M-023-2010

FORMATO DE CALIFICACIÓN IGSM.

LISTA DE VERIFICACIÓN DE INSPECCIÓN A LOS SISTEMAS DE MEDICIÓN DE GAS NATURAL MEDIDOR ULTRASONICO

Vicepresidencia (especificar)

Gerencia (especificar)

NOMBRE DEL PUNTO DE TRANSFERENCIA DE CUSTODIA INSPECCIONADO

DETECCIÓN DE OPORTUNIDADES DE MEJORAMIENTO

FECHA DE LA INSPECCIÓN (DD/MM/AAAA)

ITEM No.	Dirección	Coordinación	Mantenimiento	Operación		LISTA DE VERIFICACIÓN			ALTO	MEDIO	BAJO	OPORTUNIDAD DE MEJORA/RECOMENDACIÓN	Aceptada (A)	Rechazada (R)	Comentario Inspeccionado	Responsable acción	Fecha Implementación	Inversión
	D	C	M	D		ASPECTO	PRUEBAS OBJETIVAS SOLICITADAS POR EL INSPECTOR (basadas en la lista de verificación)	RESOLUCIÓN NORMA	A	M	B	La metodología que se utilizó para este trabajo, consistió en un muestreo aleatorio y puntual en los sitios visitados, complementado con inspecciones físicas, entrevistas y análisis de información. Nuestros comentarios, por lo tanto, cubren únicamente los temas vistos en los sistemas de medición.						
						MEDIDOR ULTRASÓNICO												
						CONDICIONES DE OPERACIÓN												
					1.1	El medidor como mínimo, deberá operar con cualquier mezcla de gas natural del "rango normal" especificado en el Reporte AGA 8. Esto incluye densidad relativa entre 0,554 (metano puro) y 0,87	Verificar la calidad del gas a medir, analizar registros históricos.	AGA 9 3.1.										
					1.2	La presión de operación del medidor no debe exceder la presión máxima admisible del medidor.	Verificar las condiciones operacionales de presión registradas en el computador de flujo y compararlas con las especificaciones del medidor ultrasónico.	AGA 9 3.2.										
					1.3	La temperatura del fluido deberá estar dentro de las especificaciones dadas por el fabricante.	Verificar las condiciones operacionales de temperatura registradas en el computador de flujo y compararlas con las especificaciones del medidor ultrasónico.	AGA 9 3.3.										
1					1.4	El caudal de operación deberá estar dentro del alcance especificado por el fabricante.	Verificar las condiciones operacionales de flujo volumétrico registrados en el computador de flujo y compararlas con las especificaciones del medidor ultrasónico.	AGA 9 3.4.										

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					1.5	El perfil de flujo asimétrico afecta la exactitud del medidor.	Verificar la instalación para garantizar perfil de velocidad uniforme. Confrontar registros históricos de auto-diagnóstico disponible en el medidor ultrasónico	AGA 9 3.5.											
					1.6	El ruido acústico en el mismo rango de frecuencia del medidor interfiere la detección de los pulsos.	Verificar la instalación para garantizar la no presencia de ruido acústico. Confrontar registros históricos de auto-diagnóstico disponible en el medidor ultrasónico	AGA 9 3.6.											
						REQUISITOS DEL MEDIDOR													
2					2.1	El diámetro interno del medidor en la sección medida será de diámetro constante dentro del 0,5% del diámetro interno promedio para la sección medida.	Medición en campo y/o laboratorio de calibración de las condiciones internas del spool ultrasónico.	AGA 9 4.3.3.											
					2.2	Al menos una toma de presión será provista en el cuerpo del medidor para medición de la presión estática. La presión estática para efectos de corrección de volumen será medida en este punto.	Verificación en campo de la existencia y uso de la toma de presión estática.	AGA 9 4.3.5.											
					2.3	La placa de identificación y marcas deben ser hechas de materiales que no se deterioren o pierdan intensidad cuando el medidor es colocado a la intemperie.	Inspección de campo y comparación con datos del fabricante y los configurados en la SPU.	AGA 9 4.3.7.											
					2.4	Los transductores deben estar marcados con un número de serie permanente.	Inspección en campo. Comparar con datos del catálogo del fabricante.	AGA 9 4.4.4.											
2					2.5	Será posible reemplazar la SPU o cualquier módulo en campo sin afectar significativamente el desempeño del medidor (dentro de los limites dados por el numeral 5.1. de AGA 9)	Verificar en catálogos del fabricante las condiciones de reemplazo de los transductores.	AGA 9 4.5.1.											
					2.6	Chaqueta de los cables, plásticos y otras partes expuestas deben ser resistentes a luz ultravioleta, calor, aceites y grasas.	Inspección en campo. Verificar especificaciones del fabricante.	AGA 9 4.5.3.											
					2.7	Se deben reemplazar o reubicar transductores, cables, partes electrónicas sin cambios significativos en el desempeño del medidor. El fabricante deberá proveer suficiente información para demostrar que los cambios no son influyentes.	Verificar en catálogos del fabricante.	AGA 9 4.5.4.											

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		REQUISITOS DE DESEMPEÑO		
3	3.1	Repetibilidad: ±0,2% (0,1 Qmax ≤ Qi ≤ Qmax) ±0,4% (Qmin ≤ Qi ≤ 0,1 Qmax) Resolución del medidor debe ser: 0,001 m/s Intervalo de muestreo ≤ 1 segundo Lectura a cero flujo < 0,020 ft/s (6 mm/s) para cada trayectoria. Desviación de la velocidad del sonido ±0,3% o de acuerdo con el fabricante. Máxima diferencia en los valores de velocidad del sonido entre las trayectorias (1,5 ft/s : 0,5 m/s) Máximo error: ±0,7% de 0,1 Qmax ≤ Qi ≤ Qmax ±1,4% de Qmin ≤ Qi ≤ 0,1 Qmax Máximo error pico a pico: ±0,7% de 0,1 Qmax ≤ Qi ≤ Qmax ±1,4% de Qmin ≤ Qi ≤ 0,1 Qmax	Evaluar información suministrada por el fabricante y exigida por la norma. Evaluar configuración de la SPU. Analizar reportes de auto-diagnóstico y AGA 10. Evaluar información suministrada por el fabricante y exigida por la Norma.	AGA 9 5.1.
		REQUISITOS DE PRUEBA PARA EL PAQUETE DE MEDICIÓN Y EL MEDIDOR		
4	4.1	Certificado de mediciones dimensionales del medidor, expedido por el fabricante.	Evaluar información suministrada por el fabricante y exigida por la norma.	AGA 9 6.2
	4.2	Si la SOS medida es comparada con un valor teórico, el valor calculado deberá ser empleado en la ecuación de estado dada por el Reporte AGA 10. "Speed of sound in natural gas and other related hydrocarbon gases"	Analizar reportes de auto-diagnóstico y AGA 10.	AGA 9 6.2.
	4.3	Es un requisito que todos los paquetes de medición para trasferencia de custodia, sean calibrados en un banco de calibración o con un sistema de calibración trazable a patrones reconocidos internacionalmente. (El paquete de medición esta compuesto por: medidor, tubos de medición, termopozo, sondas de muestreo y acondicionador de flujo)	Evaluar información suministrada por el fabricante y exigida por la norma.	AGA 9 6.4
4	4.4	Los factores de ajuste de calibración deberán ser aplicados para eliminar cualquier desvío del error indicado por el medidor.	Evaluar información suministrada por el fabricante y exigida por la norma.	AGA 9 6.4.3.
		CONDICIONES DE INSTALACIÓN		
5	5.1	Para asegurar que el sistema instalado cumple con los requisitos de desempeño requerido, el fabricante debe especificar una de las siguientes recomendaciones: 1. La mínima longitud de tubería aguas arriba y aguas abajo del medidor, con o sin acondicionador de flujo, bajo la cual no se genera un error en la medición mayor a 0,3% debido a efectos de instalación. 2. El máximo disturbio de flujo permisible (ángulo de swirl, asimetría del perfil de velocidades, intensidad de turbulencia, etc.) en la brida aguas arriba del medidor o en alguna distancia axial especificada aguas arriba del medidor, bajo la cual no se genera un error en la medición mayor al 0,3% por efectos de instalación.	Determinar en campo localización usando equipos calibrados.	AGA 9 7.2.2.

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					5.2	El medidor y los tubos adyacentes deben tener el mismo diámetro nominal, dentro del 1% y deben ser cuidadosamente alineados.	Determinar en campo localización usando equipos calibrados. Verificar documentos del fabricante.	AGA 9 7.2.3.										
					5.3	El medidor no debe ser instalado en lugares donde los niveles de frecuencia puedan alcanzar la frecuencia natural del medidor.	Realizar inspección en campo.	AGA 9 7.1.2.										
					5.4	Los cordones de soldadura deben ser pulidos hasta alcanzar un diámetro interno de la tubería.	Verificar documentos de montaje y/o realizar inspección en campo	AGA 9 7.2.3.										
					5.5	Los empaques o caras de la brida no deben invadir el área de flujo en mas del 1% del diámetro interno.	Verificar documentos de montaje y/o realizar inspección en campo	AGA 9 7.2.3.										
					5.6	El termopozo debe estar entre 2D y 5D aguas abajo del medidor.	Realizar inspección en campo.	AGA 9 7.2.5.										
					5.7	Se recomienda la instalación de un acondicionador de flujo para disminuir severos disturbios del perfil de flujo aguas arriba del medidor.	Verificar documentos de montaje y/o realizar inspección en campo	AGA 9 7.2.6.										
					5.8	La acumulación de depósitos debido a mezcla de suciedades, condensados y/o aceite lubricante debe ser evitado.	Realizar inspección en campo. Periodicidad de acuerdo a la calidad del gas a medir	AGA 9 7.2.7.										
5					5.9	Las líneas manométricas deben cumplir con lo dispuesto en el API MPMS Capítulo 21.1, numeral 1.7.2 en cuenta respecta a: diámetro interno uniforme, pendiente de un pie por pulgada hacia el elemento primario, válvulas de bloqueo tipo full port, longitud mínima, ausencia de fugas, condiciones de pulsación eliminadas.	Inspección campo.	API MPMS 21.1 1.7.2										
					5.10	El elemento sensor debe hacer contacto con el fondo del termopozo, en caso contario, debe existir un liquido conductor. La sección de inmersión del termopozo instalado en la tubería, debe estar entre 1/2 y 3/4 del diámetro del tubo. El área externa del termopozo localizado dentro del tubo de medición, debe estar libre de elementos extraños (Ej. suciedad)	Realizar inspección en campo. Hacer medición de longitudes.	API RP 551 - 5.2.1										

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		ELEMENTO SECUNDARIO - PRESIÓN ESTÁTICA Y TEMPERATURA		
6	6.1	Los transmisores / transductores de presión y temperatura deben trabajar dentro los limites expresados por el fabricante. El rango del transmisor configurado en campo se encuentra dentro del rango operacional del sistema.	Verificación en campo de la temperatura y presión operacional según datos históricos registrados en el computador de flujo.	API 21.1. 1.7.1
	6.2	El proceso de calibración debe garantizar la evaluación del comportamiento del transmisor. La calibración de los sistema de medición de presión y temperatura debe realizarse con patrones que posean certificados de calibración vigentes.	Verificar el proceso de calibración de la variable, determinar error, linealidad, repetibilidad e histéresis. Existencia de formatos, archivo de actas de calibración, procedimientos escritos, frecuencia de verificación. Verificar certificados de calibracion de los patrones usados en la calibración: fecha, exactitud y trazabilidad.	API 21.1. 1.8.3.
		COMPUTADOR DE FLUJO		
7	7.1	Para medidores lineales: La mínima frecuencia de muestreo para una entrada dinámica debe ser de cinco segundos.	Evaluar la información del computador de flujo y verificar el cumplimiento de la normatividad vigente	API 21.1. 1.4.3.1
		Promedio mínimo cada hora de la presión y temperatura. Registro máximo de una hora de las cantidades totales corregidas y no corregidas. Fecha y hora de todos los promedios y totales.		API 21.1. 1.5.2.1.1.
		Meter factor y/o k-factor, y la calibración del span de los sistemas de medición de presión y temperatura.		API 21.1. 1.5.2.1.2.
		Archivo electrónico que incluya mínimo: "as found" y "as left" de los sistemas de medición de presión, temperatura, k-factor y meter factor. Completo resumen de todas las alarmas y condiciones de error que afecten la medición.		API 21.1. 1.5.2.1.4.
		Almacenamiento cronológico de todos los eventos que deben ser archivados.		API 21.1. 1.5.2.1.4.
7	7.2	El computador debe ser capaz de realizar un audit trail que compile suficiente información para propósitos de verificación diaria y por hora de la cantidad medida.	Proceder a bajar registros históricos hora-hora y día-día y analizar su variación y la presencia de fallas y datos fuera de rango.	API 21.1. 1.6.1
	7.3	Configuración de variables fijas y volátiles para determinar el flujo medido.	Revisar que los datos configurados para el calculo de flujo estén acordes con lo exigido en la norma.	API 21.1. 1.6.4
	7.4	La batería back up debe existir y encontrarse en buenas condiciones.	Revisar la existencia y condición de la alimentación de emergencia	API 21.1. 1.9.6.1
		Seguridad de acceso al sistema.	Verificar la instalación de sellos de seguridad, clase de sello, punto de instalación, manejo y numeración.	API 21.1. 1.9.2.1
		Puesta a tierra.	Verificar la instalación a tierra, estado y localización.	NTC 2050 Art. 725-6

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		MEDICIÓN DE CANTIDADES DE ENERGÍA Y CALIDAD EN PUNTOS DE ENTRADA		
8	8.1	Para determinar la Medición de las Cantidades de Energía y la Calidad del Gas en Puntos de Entrada el productor debe disponer a su costo de todos los equipos para medir el volumen y la calidad. El transportador será el responsable de la medición en línea para determinar la cantidad de energía y verificar la calidad del gas en los puntos de entrada al sistema de transporte.	Verificar en campo la instalacion de los equipos de cromatografía, humedad, dew point de hidrocarburos, H2S y azufre total, evaluar su comportamiento y sus programas de verificación. Determinar la tecnología a usar en los diferentes equipos de control de calidad del gas.	RUT RES. 041 / 2008 5.2.1
		MEDICIÓN Y ASIGNACIÓN DE CANTIDADES DE ENERGÍA EN PUNTOS DE SALIDA		
9	9.1	La determinación de las cantidades de energía y la calidad del gas en los puntos de salida se establecerá de acuerdo con las especificaciones, periodicidad y metodología de monitoreo que acuerden mutuamente el transportador y el remitente.	Verificar la confiabilidad de la medición de acuerdo a las condiciones acordadas entre el remitente y el transportador.	RES. 071 / 1999 5.2.3
		MEDICIÓN VOLUMÉTRICA		
10	10.1	El volumen de gas natural entregado y tomado del sistema de transporte es el calculado por el transportador a condiciones estándar a partir de las variables determinadas por los equipos oficiales de la medición, debidamente calibrados, empleando los métodos de cálculo establecidos por el fabricante en los manuales específicos para cada tipo de medidor y las recomendaciones AGA.	Verificar en campo la configuración del computador de flujo y los procedimientos de calibracion realizados para garantizar la confiabilidad en la medición.	RES. 071 / 1999 5.3
		MEDICIÓN OTRAS VARIABLES		
11	11.1	La supercompresilidad del gas será determinada por el Transportador utilizando la metodología establecida por la AGA (American Gas Association) en el "Manual for Determination of Supercompressibility Factors for Natural Gas"; última edición.	Verificar configuración en campo	RUT RES. 041 / 2008 5.4.3.
	11.2	Para determinar la presión absoluta se utilizará la presión atmosférica del sitio donde este el medidor. Se determinará a partir de: barómetro electrónico,información del IDEAM o aplicando la ecuación del AGA 7 del 2006 Apéndice B.	Verificar configuración en campo	RUT RES. 041 / 2008 5.4.2.
	11.3	El poder calorífico y la densidad relativa del gas entregado en los puntos de entrada y salida del Sistema Nacional de Transporte será establecido por el Transportador mediante mediciones de composición de gas a través de cromatógrafos en sitio o por muestreo.	Verificar configuración en campo	RUT RES. 041 / 2008 5.4.4. / 5.4.5.

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		PRECISIÓN, ACCESO Y CALIBRACIÓN DE EQUIPOS DE MEDICIÓN			
12	12.1	El porcentaje de variación de cualquier equipo de medición de las variables del proceso de flujo de gas (presión estática y temperatura) está dentro del margen de error de ±1%.	Verificar resultados de calibración en campo.	RUT RES. 071 / 1999 5.5.1.	
	12.2	El porcentaje de variación de cualquier equipo de medición para determinar la densidad realativa y el poder calorífico bruto, está dentro del margen de error de (±1%)	Verificar resultados de calibración en campo.	RUT RES. 071 / 1999 5.5.1.	
	12.3	El error combinado de los diferentes equipos involucrados en la medición no debe ser mayor de ±1%	Verificar resultados de calibración en campo.	RUT RES. 071 / 1999 5.5.1.	
	12.4	La exactitud del sistema de medición será verificada por el transportador a intervalos pactados contractualmente entre las partes.	Verificar resultados de calibración en campo.	RUT RES. 041 / 2008 5.5.3.2	
		BUENAS PRÁCTICAS METROLÓGICAS			
13	13.1	Si el medidor y la electrónica asociada están expuestos a la luz solar directa, se recomienda instalar protección.	Realizar inspección en campo.	AGA 9 3.3.	
	13.2	Operar el medidor a 2 velocidades tan bajas como 2 ft/seg, puede incurrir en incertidumbre en la medición por gradientes témicos a través de la tubería.	Verificar condiciones operacionales con registros históricos	AGA 9 3.4.	
	13.3	El sistema debería contener una función "wacht-dog-timer" para asegurar la restauración automática de la SPU en caso de un evento de falla.	Verificar configuración SPU	AGA 9 4.5.1.	
	13.4	Una función de cutt-off debería estar provista para marcar flujo cero por debajo de un valor mínimo.	Verificar configuración SPU	AGA 9 4.5.2.	
	13.5	Todas las señales de salida deberían estar puestas a tierra.	Realizar inspección en campo.	AGA 9 4.5.2.	
	13.6	El grado de protección y cableado del SPU debería cumplir con los requisitos de seguridad Clase 1 División 2, grupo D, área peligrosa como mínimo.	Realizar inspección en campo.	AGA 9 4.5.3.	

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13	13.7	El operador debería disponer de los parámetros de referencia: - Niveles de ganancia automática de las trayectorias - Tiempo de tránsito de las trayectorias - Velocidad de flujo axial a través del medidor - Velocidad de flujo para cada trayectoria acústica - Velocidad del sonido a lo largo de cada trayectoria - Promedio de la velocidad del sonido - Velocidad del intervalo de muestreo - Intervalo de tiempo promedio - Porcentaje de pulsos aceptados por cada trayectoria - Estado y medición de los indicadores de calidad - Indicadores de falla y alarmas	Verificar resultados e informacion de registros de auto-diagnóstico Software CUI-DELUXE	AGA 9 4.5.4.
	13.8	Los códigos de la SPU, así como las constantes de calculo y parámetros de programación, deberian ser almacenados en una memoria no volátil.	Verificar configuración SPU	AGA 9 4.6.1.
	13.9	La SPU debe ser configurable local o remotamente.	Verificar configuración SPU	AGA 9 4.6.1.
	13.10	El software debería ser capaz de mostrar y almacenar las siguientes mediciones: - Caudal a condiciones de linea - Velocidad promedio - Velocidad del sonido promedio - Velocidad del sonido a lo largo de cada trayectoria - Calidad de la señal acústica de cada transductor	Verificar configuración SPU	AGA 9 4.6.2.
13	13.11	Debe ser posible visualizar e imprimir la configuración de los parámetros de medición de flujo usados por la SPU.	Verificar configuración SPU	AGA 9 4.6.3.
	13.12	16.12 El operador deberia disponer de una linea base con información correspondiente a: - Tiempo de tránsito de las trayectorias (si es disponible) - Control de ganancias automáticas de las trayectorias (AGC) - Velocidad del sonido por trayectoria - Velocidad del sonido promedio en el medidor - Velocidad de flujo promedio en el medidor (donde es aplicable) - Volumen no corregido en el medidor (Donde es aplicable) durante la calibración en seco del medidor. - Flujo de calibración - Instalación inicial.	Verificar registros históricos, archivos y documentos de condiciones operacionales del medidor	AGA 9 4.6.3.
	13.13	Se debe contar con un programa óptimo de inspección visual y mantenimiento (limpieza). El programa debe ser a intervalos de acuerdo a la calidad del gas para garantizar confiabilidad en la medición.	Verificar registros históricos de inspección interna, establecer condiciones y determinar periodicidad.	B.P.M.
		PRUEBA DE CERO FLUJO		
14	14.1	El diagnóstico "perfomance" por trayectoria debería ser del 100%	Verificar registros históricos, archivos y documentos de condiciones operacionales del medidor	AGA 9 6.3

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ecopetrol

GESTION DE MEDICION Y CONTABILIZACION
DEPARTAMENTO DE MEDICION Y CONTABILIZACION

		INCERTIDUMBRE DE LA MEDICION		
15	15.1	La incertidumbre expandida asociada a la medición de caudal o volumen del gas bajo las condiciones típicas de operación debería ser inferior ±1% de acuerdo con las prácticas internacionales.	Evaluar información suministrada por el fabricante y exigida por la norma.	B.P.M.
15	15.2	La incertidumbre expandida asociada a la medición de energía bajo las condiciones típicas de operaciondebería ser inferior al ±1,15% de acuerdo con las prácticas internacionales.	Evaluar información suministrada por el fabricante y exigida por la norma.	B.P.M.
	15.3	El error máximo del sistema de medición de temperatura considerando la incertidumbre, debería ser menor al especificado por el fabricante, el contrato o en su defecto, por la reglamentación vigente.	Verificar resultados de verificación del sensor y transmisor de temperatura	API RP 551 - 5.2.1
		CALIDAD Y MUESTREO		
16	16.1	El poder calorífico bruto en base seca del gas natural es mínimo 35.4 MJ/m3 (950 BTU/pie3); máximo: 42.8 MJ/m3 (1150 BTU/pie3	Norma ASTMD1826-88 Equipo de Calorimetría continuo	RUT
	16.2	El contenido de ácido sulfhídrico (H2S) en gas natural como máximo es 6.0 mg/m3 o 4.3 ppm	Norma ASTM D4810 Equipo de análisis continúo.	RUT
	16.3	El contenido de azufre total (S) en gas natural como máximo es 23 mg/m3 o 17.5 ppm	Norma ASTM D4468. Equipo de análisis continúo.	RUT
	16.4	El contenido de Bióxido de carbono en gas natural como máximo es 2 % Volumen	Norma ASTM D1945-03. Equipo de cromatografía	RUT
	16.5	El contenido de humedad (H2O) en gas natural como máxima es 97mg/m3 (6.0 lb/MMPCS)?	Norma ASTM D5454 y ASTM D1142 Equipos portátiles o continúos	RUT
	16.6	El contenido de inertes (Nitrógeno + Bióxido de carbono) en gas natural como máximo es 5 % Volumen	Norma ASTM D1945-03. Equipo de cromatografía	RUT
	16.7	El gas se encuentra libre de material sólido como polvo y gomas.	Inspección visual mediante muestreo.	RUT
	16.8	El gas se encuentra libre de hidrocarburos líquidos.	Metodología de espejo enfriado	RUT
	16.9	El punto de muestreo se encuentra localizado en punto que garantiza representatividad.	Verificar en campo la localización del punto de muestreo, la profundidad de la sonda, y la linea de conducción al analizador.	GPA 2166
16	16.10	Para el muestreo del gas natural se toma como referencia el método internacional 2166-86 expedido por la Gas Processors Asociación (GPA)	Evaluar cumplimiento de la normativa mediante inspección en campo.	GPA 2166
	16.11	Para el muestreo del gas natural se utilizan analizadores en línea o equipos portátiles.	Verificación en campo.	RUT

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ecopetrol

GESTION DE MEDICION Y CONTABILIZACION
DEPARTAMENTO DE MEDICION Y CONTABILIZACION

		GESTIÓN Y NORMATIVA CORPORATIVA		
17	17.1	Verificar que la alta dirección y/o el representante haga cumplir el ciclo PHVA a los índices de gestión de los sistemas de medición de gas.	Se evidencian registros de seguimiento a los planes de acción de los Sistemas de Medición.	SGC
	17.2	Verificar la existencia de un programa de inspeciones internas y auditorías externas que determinen las no conformidades que afecten la confiabilidad del sistema de medición.	Evidenciar copia de la ultima auditoria, con el respectivo seguimiento y cumplimiento de las acciones de mejoramiento.	SGC
	17.3	Verificar la disponibilidad de las normas actualizadas , procedimientos e instructivos relacionadas con la instalación, operación y mantenimiento de los sistemas de medición de gas. Se incluyen las normas AGA, Resoluciones CREG, Decretos de Metrología y estándares de calidad.	Verificar si existe divulgación de las normas. Revisar los históricos de divulgación.	SGC
		CAPACITACIÓN Y COMPETENCIA DEL PERSONAL		
18	18.1	Verificar la competencia e idoneidad del personal que realiza las actividades de calibración/verificación y seguimiento operacional del sistema de medición. Se incluye el personal asignado como supervisor de las actividades,los registros de capacitacion y planes a futuro.	Verificar los documentos que certifiquen el nivel de conocimiento y la competencia del personal encargado de los Sistemas de Medición. Verificar registros históricos de la participación del personal en programas de desarrollo en medición de calidad y cantidad de GN.	SGC

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ANEXO 1.6 ECP-VSM-M-001-023-2010
LISTA DE VERIFICACION IGSM - MEDICIÓN DINÁMICA (Turbina)
GAS NATURAL

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ANEXO 1.6 ECP-VSM-M-023-2010

FORMATO DE CALIFICACIÓN IGSM.

Vicepresidencia (especificar)

Gerencia (especificar)

NOMBRE DEL PUNTO DE TRANSFERENCIA DE CUSTODIA INSPECCIONADO

DETECCIÓN DE OPORTUNIDADES DE MEJORAMIENTO

FECHA DE LA INSPECCIÓN (DD/MM/AAAA)

ÍTEM No.	Dirección	Coordinación	Mantenimiento	Operación		LISTA DE VERIFICACIÓN			ALTO	MEDIO	BAJO	OPORTUNIDAD DE MEJORA/RECOMENDACIÓN	Aceptada (A)	Rechazada (R)	Comentario Inspeccionado	Responsable acción	Fecha Implementación	Inversión
	D	C	M	D		ASPECTO	PRUEBAS OBJETIVAS SOLICITADAS POR EL INSPECTOR (basadas en la lista de verificación)	RESOLUCIÓN NORMA	A	M	B	La metodología que se utilizó para este trabajo, consistió en un muestreo aleatorio y puntual en los sitios visitados, complementado con inspecciones físicas, entrevistas y análisis de información. Nuestros comentarios, por lo tanto, cubren únicamente los temas vistos en los sistemas de medición.						
						MEDIDOR TIPO TURBINA												
						CONDICIONES DE OPERACIÓN Y DESEMPEÑO												
					1.1	La presión de operación,La temperatura del fluido y el caudal de operación deben estar dentro de los limites dados por el fabricante.	Verificar las condiciones operacionales de presión registradas en el computador de flujo y compararlas con las especificaciones de la turbina.	AGA 7 3.2.										
1					1.2	La turbina debe cumplir los siguientes requisitos de la norma -Repetibilidad: ±0,2% de Qmin a Qmax -Máximo error pico a pico> 1,0% arriba del Qt -Error máximo: ±1,0% de Qt a Qmax y ±1,5% de Qmin a Qt	Comparar los resultados de la calibración de la turbina en banco de prueba certificado con los requerimientos de la norma.	AGA 7 5.1.										
					1.3	El medidor debe poseer orificio de restricción para evitar sobre-velocidad en la turbina.y los amortiguadores de flujo pulsante instalados entre la fuente y el medidor deben ser instalados en caso de presentarse este fenómeno.	Verificar en campo accesorios que ocasionen sobre-velocidad en la turbina por despresurización.	AGA 7 7.3										
						CONDICIONES DE LA INSTALACIÓN												
					2.1	Los medidores tipo turbina diseñados de acuerdo a las especificadobes de la noma	Verificar especificación de la turbina y la dirección de la instalación.	AGA 7 7.1.1. Y 7.1.2.										
					2.2	Los tubos deben estar alineados concéntricamente. Y Los empaques no deben proyectarse en el área de flujo	Verificar alineación de la turbina con las bridas de conexión con equipo calibrado.	AGA 7 7.1.3.										
2					2.3	El temopozo debe estar localizado aguas abajo del medidor	Deteminar la localizacion del temopozo, verificar cumplimiento de distancia según la noma.	AGA 7 7.1.5.										
					2.4	La toma de presión provista por el fabricante en el cuerpo del medidor será usada como punto para sensar la presión estática.	Verificar el punto de toma de presión en campo.	AGA 7 7.1.6.										

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2	2.5	El acondicionador de flujo debe ser instalado aguas arriba del medidor. Si corresponde a un rectificador de 19 tubos, este debe cumplir con los requisitos establecidos en el Reporte AGA 3-2003, numeral 2.5.5	Determinar el diseño del rectificador de flujo instalado. Verificar su correcta aplicación.	AGA 7 7.1.7.1.											
	2.6	La longitudes aguas arriba,aguas abajo , del medidor al rectificador de flujo debe debe cumplir con las especificaciones de la norma	Determinar en campo localización usando equipos calibrados.	AGA 7 7.2.2.1.											
	2.7	La rugosidad interna d ela tubería aguas arriba como aguas abajo es del tipo comercial. Y Qualquier válvula inmediatamente aguas arriba del sistema de medición debe estar completamente abierta.	Verificar con documentos de construcción el tipo de tubería instalada y rugosidad interna.	AGA 7 7.2.2.1.											
		SISTEMAS DE MEDICIÓN DE PRESIÓN ESTÁTICA - LÍNEAS MANOMÉTRICAS													
3	3.1	No se debe utilizar la línea manométrica para usos diferentes a medir la presión estática, no debe existir conexión múltiple.	Inspección en campo.	MPMS 21.1 1.7.2											
	3.2	El diámetro interno y la longitud de la línea manométrica deben cumplir con las especificaiones de la norma.	Inspección en campo.	MPMS 21.1 1.7.2											
	3.3	El diseño de la línea manométrica, debe contar con válvulas de bloqueo tipo full-port, diámetro interno igual al diámetro del tubing.	Inspección en campo.	MPMS 21.1 1.7.2											
	3.4	La línea manométrica no debería estar expuesta a vibraciones externas y No deben existir fugas entre la toma de presión y el transmisor	Inspección en campo.	MPMS 21.1 1.7.2											
	3.5	La línea manométrica deben poseer una pendiente que impida la acumulación de condensados: un pie por pulgada.	Inspección en campo.	MPMS 21.1 1.7.2											

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4	4.1	El transmisor / transductor de presión debe trabajar dentro los limites expresados por el fabricante.	Verificación en campo de la presión operacional según datos históricos registrados en el computador de flujo.	API 21.1 1.7.1
	4.2	El rango del transmisor configurado en campo se encuentra dentro del rango operacional del sistema.	Verificación en campo de la presión operacional según datos históricos registrados en el computador de flujo.	API 21.1 1.7.1
	4.3	El proceso de calibración debe garantizar la evaluación del comportamiento del transmisor y La calibración del sistema debe realizarse con patrones que posean certificados de calibración vigentes.	Verificar el proceso de calibración de la variable presión estática, determinar error, linealidad, repetibilidad e histéresis. Existencia de formatos, archivo de actas de calibración, procedimientos escritos, frecuencia de verificación.	API 21.1 1.8.3.
		SISTEMA DE MEDICIÓN DE TEMPERATURA		
5	5.1	El elemento sensor debe hacer contacto con el fondo del termopozo, en caso contario, debería existir un liquido conductor.	Realizar inspección en campo.	API RP 551 - 5.2.1
	5.2	El error máximo del sistema de medición de temperatura considerando la incertidumbre, debe ser menor al especificado por el fabricante, el contrato o en su defecto, por la reglamentación vigente.	Verificar resultados de verificación del sensor y transmisor de temperatura	API RP 551 - 5.2.1
	5.3	El área externa del termopozo localizado dentro del tubo de medición, debe estar libre de elementos extraños (Ej. Suciedad) y la sección de inmersión del termopozo instalado en la tubería, debe estar entre un 1/2 y 3/4 del diámetro del tubo.	Realizar inspección en campo.	API RP 551 - 5.2.1
		ELEMENTO SECUNDARIO - TEMPERATURA		
6	6.1	El transmisor / transductor de temperatura debe trabajar dentro los limites expresados por el fabricante.	Verificación en campo de la temperatura operacional según datos históricos registrados en el computador de flujo.	API 21.1 1.7.1

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7					7.1	Para medidores lineales el computador de flujo debe cumplir los siguientes requisitos de la norma: - La mínima frecuencia de muestreo para una entrada dinámica debe ser de cinco segundos. -Promedio mínimo cada hora de la presión y temperatura. -Registro máximo de una hora de las cantidades totales corregidas y no corregidas. -Fecha y hora de todos los promedios y totales. -Meter factor y/o k-factor, y la calibración del span de los sistemas de medición de presión y temperatura. - Archivo electrónico que incluya mínimo: "as found" y "as left" de los sistemas de medición de presión, temperatura, k-factor y meter factor. -Completo resumen de todas las alarmas y condiciones de error que afecten la medición. -Almacenamiento cronológico de todos los eventos que deben ser archivados	Evaluar la información del computador de flujo y verificar el cumplimiento de la normatividad vigente	API 21.1. 1.4.3.1 y 1.5.2.1.1										
8					8.1	La determinación de las cantidades de energía y la calidad del gas en los puntos de salida se establecerá de acuerdo con las especificaciones, periodicidad y metodología de monitoreo que acuerden mutuamente el transportador y el remitente.	Verificar la confiabilidad de la medición de acuerdo a las condiciones acordadas entre el remitente y el transportador.	RES. 071 / 1999 5.2.3.										
						MEDICIÓN VOLUMÉTRICA												
9					9.1	El volumen de gas natural entregado y tomado del sistema de transporte es el calculado por el transportador a condiciones estándar a partir de las variables determinadas por los equipos oficiales de la medición, debidamente calibrados, empleando los métodos de cálculo establecidos por el fabricante en los manuales específicos para cada tipo de medidor y las recomendaciones AGA.	Verificar en campo la configuracion del computador de flujo y los procedimientos de calibracion realizados para garantizar la confiabilidad en la medición.	RES. 071 / 1999 5.3										
						MEDICIÓN OTRAS VARIABLES												
10					10.1	La supercompresibilidad del gas será determinada por el Transportador utilizando la metodología establecida por la AGA (American Gas Association) en el "Manual for Determination of Supercompressibility Factors for Natural Gas"; última edición.	Verificar configuración en campo	RUT RES. 041 / 2008 5.4.3.										

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					11.1	El porcentaje de variación de cualquier equipo de medición de las variables del proceso de flujo de gas (presión estática y temperatura) esta dentro del margen de error de ±1%.	Verificar resultados de calibración en campo.	RUT RES. 071 / 1999 5.5.1										
11					11.2	El porcentaje de variación de cualquier equipo de medición para determinar la gravedad especifica y el poder calorífico bruto, esta dentro del margen de error de (±1%)	Verificar resultados de calibración en campo.	RUT RES. 071 / 1999 5.5.1										
					11.3	El error combinado de los diferentes equipos involucrados en la medición no debe ser mayor de ±1%	Verificar resultados de calibración en campo.	RUT RES. 071 / 1999 5.5.1										
					11.4	La exactitud del sistema de medición será verificada por el transportador a intervalos pactados contractualmente entre las partes.	Verificar resultados de calibración en campo.	RUT RES. 041 / 2008 5.5.3.2										
						BUENAS PRÁCTICAS METROLÓGICAS												
12					12.1	El medidor debería operar dentro del rango de la composición de mezcla de gas natural, establecido en el reporte AGA 8.	Verificar la configuración de la composición del gas a medir.	AGA 7 3.1										
					12.2	El medidor y las secciones de tubería adyacente deberían tener el mismo diámetro nominal, pero puede ser de cedula diferente.	Verificar dibujos de montaje y/o verificación en campo.	AGA 7 7.1.3										
					12.3	La superficie interna tanto del medidor como de los tubos de medición deberían estar limpios y libres de cualquier deposito que puede afectar el área de flujo.	Verificación periodica de las condiciones internas del sistema	AGA 7 7.1.4										
					12.4	Los cordones de soldadura deberían estar pulidos hasta el diámetro interno del tubo.	Verificar certificados de montaje y/o verificación en campo.	AGA 7 7.1.4										
12					12.5	El termopozo es generalmente instalado entre uno (1) y cinco (5) diámetros aguas abajo del medidor.	Verificación en campo.	AGA 7 7.1.5										
					12.6	Los filtros deberían estar limpios para un optimo desempeño	Verificación en campo.	AGA 7 7.2.2.1										
					12.7	Las vibraciones externas deberían ser evitadas	Verificación en campo.	AGA 7 7.3.2										
					12.8	Se recomienda que el sistema posea válvula de presurización para evitar daños a la turbina.	Verificación en campo.	AGA 7 7.5.3.1										
					12.9	Se debería contar con un programa optimo de inspección visual y mantenimiento (limpieza y lubricación). El programa debería ser a intervalos suficientemente frecuentes para prevenir daños y garantizar confiabilidad y debe contemplar a prueba de spin time test.	Verificar registros históricos de inspección interna, establecer condiciones y determinar periodicidad.	AGA 7 8										

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		INCERTIDUMBRE DE LA MEDICION		
13	13.1	La incertidumbre expandida asociada a la medición de caudal o volumen del gas bajo las condiciones típicas de operación debe ser inferior ±1% de acuerdo con las prácticas internacionales.	Evaluar información suministrada por el fabricante y exigida por la norma.	B.P.M.
13	13.2	La incertidumbre expandida asociada a la medición de energía bajo las condiciones típicas de operación debe ser inferior al ±1,15% de acuerdo con las prácticas internacionales.	Evaluar información suministrada por el fabricante y exigida por la norma.	B.P.M.
		CALIDAD Y MUESTREO		
14	14.1	El poder calorífico bruto en base seca del gas natural es mínimo 35,4 MJ/m³ (950 BTU/pie³); máximo: 42,8 MJ/m³ (1150 BTU/pie³).	Norma ASTM D1826-88. Equipo de Calorimetría continuo.	RUT
	14.2	El contenido de ácido sulfhídrico (H_2S) en gas natural como máximo es 6,0 mg/m³ o 4.3 ppm	Norma ASTM D4810. Equipo de análisis continuo.	RUT
	14.3	El contenido de azufre total (S) en gas natural como máximo es 23 mg/m³ o 17,5 ppm	Norma ASTM D4468. Equipo de análisis continuo.	RUT
	14.4	El contenido de Bióxido de carbono en gas natural como máximo es 2% Volumen	Norma ASTM D1945-03. Equipo de cromatografía.	RUT
	14.5	El contenido de humedad (H_2O) en gas natural como máxima es 97mg/m³ (6.0 lb/MMPCS).	Norma ASTM D5454 y ASTM D1142. Equipos portátiles o continuos.	RUT
	14.6	El contenido de inertes (Nitrógeno + Bióxido de carbono) en gas natural como máximo es 5 % volumen	Norma ASTM D1945-03. Equipo de cromatografía.	RUT
	14.7	El gas se encuentra libre de material sólido como polvo y gomas.	Inspección visual mediante muestreo.	RUT
	14.8	El gas se encuentra libre de hidrocarburos líquidos.	Metodología de espejo enfriado.	RUT
	14.9	El punto de muestreo se encuentra localizado en punto que garantiza representatividad.	Verificar en campo la localización del punto de muestreo, la profundidad de la sonda, y la línea de conducción al analizador.	GPA 2166
	14.10	Para el muestreo del gas natural se toma como referencia el método internacional 2166-86 expedido por la Gas Processoms Asociación (GPA).	Evaluar cumplimiento de la normativa mediante inspección en campo.	GPA 2166

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14	14.11	Para el muestreo del gas natural se utilizan analizadores en línea o equipos portatiles	Verificación en campo.	RJT
		GESTION Y NORMATIVA CORPORATIVA		
15	15.1	Verificar que la alta dirección y/o el representante haga cumplir el ciclo PHVA a los índices de gestión de los sistemas de medición de gas.	Se evidencian registros de seguimiento a los planes de acción de los Sistemas de Medición.	SGC
	15.2	Verificar la existencia de un programa de inspeciones internas y auditorías externas que determinen las no conformidades que afecten la confiabilidad del sistema de medición.	Evidenciar copia de la ultima auditoria, con el respectivo seguimiento y cumplimiento de las acciones de mejoramiento.	SGC
	15.3	Verificar la disponibilidad de las normas actualizadas , procedimientos e instructivos relacionadas con la instalación, operación y mantenimiento de los sistemas de medición de gas. Se incluyen las normas AGA, Resoluciones CREG, Decretos de Metrología y estándares de calidad.	Verificar si existe divulgación de las normas. Revisar los históricos de divulgación.	SGC
		CAPACITACION Y COMPETENCIA		
16	16.1	Verificar la competencia e idoneidad del personal que realiza las actividades de calibración/verificación y seguimiento operacional del sistema de medición. Se incluye el personal asignado como supervisor de las actividades,los registros de capacitacion y planes a futuro	Verificar los documentos que certifiquen el nivel de conocimiento y la competencia del personal encargado de los Sistemas de Medición. Verificar registros históricos de la participación del personal en programas de desarrollo en medición de calidad y cantidad de GN.	SGC

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ANEXO 1.7 ECP-VSM-M-001-023-2010
LISTA DE VERIFICACION IGSM - MEDICIÓN DINÁMICA (Coriolis)
GAS NATURAL

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ANEXO 1.7 ECP-VSM-M-023-2010

FORMATO DE CALIFICACIÓN IGSM.

Vicepresidencia (especificar)

Gerencia (especificar)

NOMBRE DEL PUNTO DE TRANSFERENCIA DE CUSTODIA INSPECCIONADO

DETECCIÓN DE OPORTUNIDADES DE MEJORAMIENTO

FECHA DE LA INSPECCIÓN (DD/MM/AAAA)

ITEM No.	Dirección	Coordinación	Mantenimiento	Operación		LISTA DE VERIFICACIÓN			ALTO	MEDIO	BAJO	OPORTUNIDAD DE MEJORA/RECOMENDACIÓN	Aceptada (A)	Rechazada (R)	Comentario Inspeccionado	Responsable acción	Fecha Implementación	Inversión
	D	C	M	D		ASPECTO	PRUEBAS OBJETIVAS SOLICITADAS POR EL INSPECTOR (basadas en la lista de verificación)	RESOLUCIÓN NORMA	A	M	B	La metodología que se utilizó para este trabajo, consistió en un muestreo aleatorio y puntual en los sitios visitados, complementado con inspecciones físicas, entrevistas y análisis de información. Nuestros comentarios, por lo tanto, cubren únicamente los temas vistos en los sistemas de medición.						
						MEDIDOR CORIOLIS												
						CONDICIONES DE OPERACIÓN												
					1.1	La presión de operación no debe exceder la presión máxima admisible del medidor y de las conexiones bridadas, dadas por el fabricante.	Verificar las condiciones operacionales de presión registradas en el computador de flujo y/o indicación local y compararlas con las especificaciones del medidor.	AGA 11 4.2										
1					1.2	La temperatura del fluido debe estar dentro de las especificaciones del fabricante y sobre el punto de rocío del fluido.	Verificar las condiciones operacionales de temperatura registradas en el sistema de medición y compararlas con los valores especificados para el medidor Coriolis.	AGA 11 4.3										
					1.3	Caudal de operación debe estar dentro del alcance de medición establecido por el fabricante.	Verificar las condiciones operacionales de flujo volumétrico registrado en el computador de flujo y comparar con las especificaciones del medidor Coriolis.	AGA 11 4.4										
						REQUISITOS DE DESEMPEÑO												
2					2.1	Repetibilidad: ±1,0% de Qmin a Qt Repetibilidad: ±0,5% de Qt a Qmax Máximo error pico a pico> 1,0% arriba del Qt Error máximo: ±1,0% de Qt a Qmax y ±1,5% de Qmin a Qt	Comparar los resultados de la calibración del medidor Coriolis en banco de prueba.	AGA 11 7.1										
						CONDICIONES DE INSTALACIÓN												
					3.1	Los medidores diseñados para flujo en una sola dirección, deben estar instalados en la dirección adecuada.	Verificar en campo la dirección de flujo y comparar con lo especificado por el fabricante del medidor Coriolis.	AGA 11 8.2.2										
					3.2	La orientación de los tubos del sensor deben estar de acuerdo al tipo de fluido a medir, para el caso de gas hacia arriba.	Verificar en campo la correcta orientación del sensor Coriolis.	AGA 11 8.2.5										
3					3.3	Los tubos deben estar alineados con la tubería concéntricamente y no presentar esfuerzos por causa de la instalación.	Verificar alineación del medidor Coriolis con las t	AGA 11 8.2.4										
					3.4	Los empaques no deben proyectarse en el área de flujo	Verificar en campo la colocación del empaque en las bridas de conexión.	AGA 11 8.2.3										

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3					3.5	El medidor debe disponer de placa de identificación donde se consigne la información fundamental.	Verificar en campo la existencia de la placa de identificación del sensor Coriolis.	AGA 11 5.2.6										
					3.6	El medidor debe disponer corte por bajo flujo de acuerdo a lo especificado por el fabricante	Verificar en campo el corte de bajo flujo especificado para el tamaño del medidor Coriolis.	AGA 11 5.3.3										
					3.7	Instalación de conexión a tierra	Verificar en campo la conexión a tierra, su instalación y datos de resistividad tomados con anterioridad.	AGA 11 5.3.3										
					3.8	El medidor Coriolis debe instalarse en ambientes donde la temperatura se encuentre en el rango de -25oC a 55oC	Determinar en campo las condiciones ambientales del sitio de instalación, verificar fuentes de alta temperatura cercanas al medidor.	AGA 11 8.1.1										
					3.9	El medidor debe instalarse en lugares libres de vibración.	Verificar en campo la presencia de vibración cercana a la frecuencia natural de los sensores del medidor Coriolis.	AGA 11 8.1.2										
					3.10	El medidor no debe estar expuesto a ruidos eléctricos.	Determinar en campo la presencia de fuentes que	AGA 11 8.1.3										
					3.11	La configuración del sistema debe estar acorde con lo especificado por el fabricante del medidor Coriolis.	Determinar en campo la configuración del transmisor y comparar con los datos de placa y del fabricante contenidos en el certificado de calibración.	AGA 11 8.2.1										
					3.12	La instalación del medidor debe facilitar la ejecución de la prueba a cero flujo, lo más recomendable es un by-pass.	Verificar en campo las facilidades requeridas para realizar la prueba de cero flujo.	AGA 11 9.1										
						ELEMENTOS DE COMPENSACIÓN PRESIÓN Y TEMPERATURA												
4					4.1	La instalación de un medidor de presión en la línea de flujo puede ser instalado para compensar la operación del sensor por esta variable.	Verificación en campo la correcta instalación de la señal de presión estática.	AGA 11 3.12.5										
4					4.2	La instalación de un medidor de temperatura en la línea de flujo puede ser instalado para compensar la temperatura del tubo sensor y la estructura o casing del sensor.	Verificación en campo la correcta instalación de la señal de temperatura.	AGA 11 3.12.5										

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		COMPUTADOR DE FLUJO		
5	5.1	Para medidores lineales: La mínima frecuencia de muestreo para una entrada dinámica debe ser de cinco segundos.	Evaluar la información del computador de flujo y verificar el cumplimiento de la normatividad vigente.	API 21.1 1.4.3.1
		Promedio mínimo cada hora de la presión y temperatura. Registro máximo de una hora de las cantidades totales corregidas y no corregidas. Fecha y hora de todos los promedios y totales.		API 21.1 1.5.2.1.1
		Registros de cantidad de gas acumulada por periodos contractuales.		API 21.1 1.5.2.1.1
		Archivo electrónico que incluya mínimo: "as found" y "as left" de los sistemas de medición de presión, temperatura, k-factor y meter factor. Completo resumen de todas las alarmas y condiciones de error que afecten la medición.		API 21.1 1.5.2.1.4
		Reportes diarios que indiquen los momentos de cero flujo.		API 21.1 1.5.2.1.4
		Almacenamiento cronológico de todos los eventos que deben ser archivados.		API 21.1 1.5.2.1.4
	5.2	El computador debe ser capaz de realizar un audit trail que compile suficiente información para propósitos de verificación diaria y por hora de la cantidad medida.	Proceder a bajar registros históricos hora-hora y día-día y analizar su variación y la presencia de fallas y datos fuera de rango.	API 21.1 1.6.1
	5.3	Configuración de variables fijas y volátiles para determinar el flujo medido.	Revisar que los datos configurados para el cálculo de flujo estén acordes con lo exigido en la norma.	API 21.1 1.6.4
5	5.4	La batería back up debe existir y encontrarse en buenas condiciones.	Revisar la existencia y condición de la alimentación de emergencia.	API 21.1 1.9.6.1
		Seguridad de acceso al sistema.	Verificar la instalación de sellos de seguridad, clase de sello, punto de instalación, manejo y numeración.	API 21.1 1.9.2.1
		Puesta a tierra.	Verificar la instalación a tierra, estado y localización.	NTC 2050 Art. 725-6

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		MEDICION DE CANTIDADES DE ENERGIA Y CALIDAD EN PUNTOS DE SALIDA		
6	6.1	La determinación de las cantidades de energía y la calidad del gas en los puntos de salida se establecerá de acuerdo con las especificaciones, periodicidad y metodología de monitoreo que acuerden mutuamente el transportador y el remitente.	Verificar la confiabilidad de la medición de acuerdo a las condiciones acordadas entre el remitente y el transportador.	RES. 071 / 1999 5.2.3
		MEDICIÓN VOLUMÉTRICA		
7	7.1	El volumen de gas natural entregado y tomado del sistema de transporte es el calculado por el transportador a condiciones estándar a partir de las variables determinadas por los equipos oficiales de la medición, debidamente calibrados, empleando los métodos de calculo establecidos por el fabricante en los manuales específicos para cada tipo de medidor y las recomendaciones AGA. Condiciones Estándar: Presión Base: 14,65 psia (1,01 bar abs) Temperatura Base: 60 °F (15,56 °C)	Verificar en campo la configuración del computador de flujo y los procedimientos de calibracion realizados para garantizar la confiabilidad en la medición.	RES. 071 / 1999 5.3
	7.3	El poder calorífico y la densidad del gas entregado en los puntos de entrada y salida del Sistema Nacional de Transporte será establecido por el Transportador mediante mediciones de composición de gas a través de cromatógrafos en sitio o por muestreo.	Verificar configuración en campo	RUT RES. 041 / 2006 5.5.5 / 5.4.5
		PRECISIÓN, ACCESO Y CALIBRACIÓN DE EQUIPOS DE MEDICIÓN		
8	8.1	El porcentaje de variación de cualquier equipo de medición de las variables del proceso de flujo de gas (presión estática y temperatura) esta dentro del margen de error de ±1%.	Verificar resultados de calibración en campo. Variación de densidad y cero flujo.	RUT RES. 071 / 1999 5.5.1.
	8.2	El porcentaje de variación de cualquier equipo de medición para determinar la densidad relativa y el poder calorífico bruto, esta dentro del margen de error de (±1%)	Verificar resultados de calibración en campo.	RUT RES. 071 / 1999 5.5.1.
	8.3	El error combinado de los diferentes equipos involucrados en la medición no debe ser mayor de ±1%	Verificar resultados de calibración en campo.	RUT RES. 071 / 1999 5.5.1.
	8.4	La exactitud del sistema de medición será verificada por el transportador a intervalos pactados contractualmente entre las partes.	Verificar resultados de calibración en campo.	RUT RES. 041 / 2006 5.5.3.2
		BUENAS PRÁCTICAS METROLÓGICAS		
9	9.1	El medidor debería operar dentro del rango de la composición de mezcla de gas natural, establecido en el reporte AGA 8. De igual manera su dew point debe estar en una condición que impida la formación de condensados en el sensor.	Verificar la calidad del gas mediante muestreo, determinar su dew point y comparar con las condiciones operacionales.	AGA 11 4.1
	9.2	La parte interna de los tubos sensores no debe acumularse condensado pues se afecta la exactitud del medidor Coriolis.	Verificación periodica de las condiciones internas del sistema, hacer limpieza al sensor Coriolis.	B.P.M.
		La configuración del transmisor debe concordar con lo especificado en el certificado de calibración del medidor Coriolis.	Comparar los datos consignados en el certificado de calibración en fábrica con la configuración establecida en el transmisor.	BPM

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		INCERTIDUMBRE DE LA MEDICION			
10	10.1	La incertidumbre expandida asociada a la medición de caudal o volumen del gas bajo las condiciones típicas de operación debería ser inferior ±1% de acuerdo con las prácticas internacionales.	Evaluar información suministrada por el fabricante y exigida por la norma.	B.P.M.	
		CALIDAD Y MUESTREO			
11	11.1	El poder calorífico bruto en base seca del gas natural es mínimo 35.4 MJ/m3 (950 BTU/pie3); máximo: 42.8 MJ/m3 (1150 BTU)/pie3	Norma ASTM D1826-88 Equipo de Calorimetría continuo	RUT	
	11.2	El contenido de ácido sulfhídrico (H_2S) en gas natural como máximo es 6.0 mg/m3 o 4.3 ppm	Norma ASTM D4810 Equipo de análisis contínúo.	RUT	
	11.3	El contenido de azufre total (S) en gas natural como máximo es 23 mg/m3 o 17.5 ppm	Norma ASTM D4468. Equipo de análisis contínúo.	RUT	
	11.4	El contenido de Bióxido de carbono en gas natural como máximo es 2 % Volumen	Norma ASTM D1945-03. Equipo de cromatografía	RUT	
	11.5	El contenido de humedad (H_2O) en gas natural como máxima es 97mg/m3 (6.0 lb/MMPCS)?	Norma ASTM D5454 y ASTM D1142 Equipos portátiles o contínúos	RUT	
	11.6	El contenido de inertes (Nitrógeno + Bióxido de carbono) en gas natural como máximo es 5 % Volumen	Norma ASTM D1945-03. Equipo de cromatografía	RUT	
	11.7	El gas se encuentra libre de material sólido como polvo y gomas.	Inspección visual mediante muestreo.	RUT	
	11.8	El gas se encuentra libre de hidrocarburos líquidos.	Metodología de espejo enfriado	RUT	
	11.9	El punto de muestreo se encuentra localizado en punto que garantiza representatividad.	Verificar en campo la localización del punto de muestreo, la profundidad de la sonda, y la línea de conducción al analizador.	GPA 2166	
11	11.10	Para el muestreo del gas natural se toma como referencia el método internacional 2166-86 expedido por la Gas Processors Asociación (GPA)	Evaluar cumplimiento de la normativa mediante inspección en campo.	GPA 2166	
	11.11	Para el muestreo del gas natural se utilizan analizadores en línea o equipos portátiles.	Verificación en campo.	RUT	

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GESTION DE MEDICION Y CONTABILIZACION
DEPARTAMENTO DE MEDICION Y CONTABILIZACION

			GESTIÓN Y NORMATIVA CORPORATIVA				
12		12.1	Verificar que la alta dirección y/o el representante haga cumplir el ciclo PHVA a los índices de gestión de los sistemas de medición de gas.	Se evidencian registros de seguimiento a los planes de acción de los Sistemas de Medición.	SGC		
12		12.2	Verificar la existencia de un programa de inspeciones internas y auditorías externas que determinen las no conformidades que afecten la confiabilidad del sistema de medición.	Evidenciar copia de la ultima auditoria, con el respectivo seguimiento y cumplimiento de las acciones de mejoramiento.	SGC		
12		12.3	Verificar la disponibilidad de las normas actualizadas , procedimientos e instructivos relacionadas con la instalación, operación y mantenimiento de los sistemas de medición de gas. Se incluyen las normas AGA, Resoluciones CREG, Decretos de Metrología y estándares de calidad.	Verificar si existe divulgación de las normas. Revisar los históricos de divulgación.	SGC		
			CAPACITACIÓN Y COMPETENCIA DEL PERSONAL				
13		13.1	Verificar la competencia e idoneidad del personal que realiza las actividades de calibración/verificación y seguimiento operacional del sistema de medición. Se incluye el personal asignado como supervisor de las actividades,los registros de capacitacion y planes a futuro.	Verificar los documentos que certifiquen el nivel de conocimiento y la competencia del personal encargado de los Sistemas de Medición. Verificar registros históricos de la participación del personal en programas de desarrollo en medición de calidad y cantidad de GN.	SGC		

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ANEXO 1.8 ECP-VSM-M-001-023-2010
LISTA DE VERIFICACION IGSM - MEDICIÓN DINÁMICA (Platina de Orificio)
GAS NATURAL

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ANEXO 1.8 ECP-VSM-M-023-2010

FORMATO DE CALIFICACIÓN IGSM.

Vicepresidencia (especificar)

Gerencia (especificar)

NOMBRE DEL PUNTO DE TRANSFERENCIA DE CUSTODIA INSPECCIONADO

DETECCIÓN DE OPORTUNIDADES DE MEJORAMIENTO

FECHA DE LA INSPECCIÓN (DD/MM/AAAA)

ÍTEM No.	Dirección	Coordinación	Mantenimiento	Operación		LISTA DE VERIFICACIÓN			ALTO	MEDIO	BAJO	OPORTUNIDAD DE MEJORA/RECOMENDACIÓN	Aceptada (A)	Rechazada (R)	Comentario Inspeccionado	Responsable acción	Fecha implementación	Inversión
	D	C	M	D		ASPECTO	PRUEBAS OBJETIVAS SOLICITADAS POR EL INSPECTOR (basadas en la lista de verificación)	RESOLUCIÓN NORMA	A	M	B	La metodología que se utilizó para este trabajo, consistió en un muestreo aleatorio y puntual en los sitios visitados, complementado con inspecciones físicas, entrevistas y análisis de información. Nuestros comentarios, por lo tanto, cubren únicamente los temas vistos en los sistemas de medición.						
						MEDIDOR TIPO DIFERENCIAL: PLATINA DE ORIFICIO												
						CONDICIONES DE OPERACIÓN E INSTALACION												
1					1.1	La presión de operación,La temperatura del fluido y el caudal de operación deben estar dentro de los limites dados por el fabricante.	Verificar condiciones operacionales de presión en computador de flujo y compararlas con las especificaciones dadas por el fabricante	AGA 3										
					1.2	La placa de orificio debe estar concéntrica y perpendicular al eje axial de los tubos de medición. Las tolerancias permitidas deben ser calculadas de acuerdo a lo descrito en el numeral 2.6.2.1 de el Reporte AGA 3. La placa debe mantenerse en un plano de 90° con respecto al eje axial de los tubos de medición.	Verificación mediante inspección visual. Confrontar con catálogos del fabricante del porta-platina.	AGA 3 2.6.2.1 Y 2.6.2.2										
						ESPECIFICACIONES TECNICAS DE LA PLATINA DE ORIFICIO												
2					2.1	La desviación de la planitud de las caras debe ser ≤ al 1% del dam heiht,La rugosidad de las caras aguas arriba y aguas abajo no debe tener abrasiones que excedan los 50 µinRa. La placa de orificio debe estar libre de cualquier suciedad o acumulación de elementos como grasa, aceite, agua u otro material extraño.	Inspeccion visual y pruebas en laboratorio y/o Instrumentos de medición aptos que se encuentren en campo.	AGA 3 2.4.1										
					2.2	El borde del agujero aguas arriba de la placa debe ser cuadrado y afilado,Los bordes del agujero aguas arriba y aguas abajo deben estar libre de defectos visibles a simple vista.	Inspección visual de la placa de orificio.	AGA 3 2.4.2										

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	2.3	Ninguno de los diámetros medidos del agujero de la placa de orificio puede sobrepesar las tolerancias expresadas en la tabla 2.1 del Reporte AGA 3.	Realizar medición con instrumento de medición de longitud debidamente calibrado y comparar con la tolerancia establecida.	AGA 3 2.4.3
	2.4	La superficie interna del agujero debe estar libre de surcos, abolladuras, abombamientos o cualquier otro defecto que se puede percibir a simple vista. El diámetro debe ser constante,El mínimo espesor "e" debe estar entre 0,035 in y 0,1212	Inspección visual de la placa de orificio,Realizar medición con instrumento de medición de longitud debidamente calibrado y comparar con el rango establecido.	AGA 3 2.4.4
2	2.5	Los valores mínimos, máximos y recomendados del espesor de la placa de orificio deben consultarse en la tabla 2.3 del Reporte AGA 3 para temperaturas de operación que no exceda los 65,5°C,Las condiciones de flujo aguas abajo de la placa de orificio deben garantizar la no presencia de condensados en el gas natural a medir.	Realizar medición con instrumento de medición de longitud debidamente calibrado y comparar con los valores recomendados.evisión de los reportes históricos de Cromatografía del gas con las respectivas condiciones de operación para garantizar la no formación de condensados.	AGA 3 2.4.5
	2.6	Cuando el espesor de la placa supera el espesor del agujero de la placa se debe usar un bisel ubicado aguas abajo de la placa.El ángulo del bisel permisible es 45° ± 15°. La superficie del bisel debe estar libre de ralladuras, protuberancias, agujeros, entre otras que se puedan percibir a simple vista. La diferencia entre el espesor de la placa y el espesor de agujero de la placa no debe ser menor a 0,065 in.	Inspección visual de la placa de orificio para determinar la existencia del bisel y su limpieza.Realizar medición en campo con instrumento, no requiere exactitud la determinación del ángulo del bisel.	AGA 3 2.4.6
		ESPECIFICACIONES TECNICAS DE LOS TUBOS DE MEDICIÓN Y PORTAPLATINA		
	3.1	Los tubos de medición no deben tener conexiones diferentes a las designadas para la toma de presión o termopoz,Cualquier conexión o soldadura aguas abajo de la brida debe estar a mínimo 2" aguas abajo de la placa de orificio.Cualquier soldadura aguas abajo dentro de 0.5D o 2" de la cara aguas abajo de la placa debe ser pulida y/o mecanizada hasta encontrar la redondez y rugosidad requerida.Los empaques no deben invadir el área de flujo.	Inspección visual del sistema.Prueba a realizar con el sistema de medición fuera de servicio y previo desmonte acordado. La medición se realiza en campo con equipos calibrados.	AGA 3 2.5.1
3	3.2	La rugosidad del tubo no debe exceder 300 μin Ra cuando la relación de diámetros βr es igual o menor a 0,6.,La rugosidad del tubo no debe ser menor a 34 μin para todas las relaciones de diámetro.	Prueba a realizar con el sistema de medición fuera de servicio y previo desmonte acordado. La medición se realiza en campo con equipos calibrados.	AGA 3 2.5.1.1.1
	3.3	Los tubos deben estar limpios y libres de acumulación de líquidos, aceites, grasas, suciedad u otro material extraño.	Prueba a realizar con el sistema de medición fuera de servicio y previo desmonte acordado.	AGA 3 2.5.1.1.3
	3.4	Las diferencias porcentuales del valor absoluto del diámetro interno del tubo medido debe estar dentro de los limites establecidos por la norma.	Prueba a realizar con el sistema de medición fuera de servicio y previo desmonte acordado. La medición se realiza en campo con equipos calibrados.	AGA 3 2.5.1.3.1.1 y 2.5.1.3.1.2

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3	3.5	No deben existir cambios abruptos en la superficie de los tubos de medición (restricciones, protuberancias, cordones de soldadura) excepto los acondicionadores de flujo.	Prueba a realizar con el sistema de medición fuera de servicio y previo desmonte acordado. La medición se realiza en campo con equipos calibrados.	AGA 3 2.5.1.3.3.
3	3.6	La longitud del tubo de medición aguas arriba de la platina de orificio debe estar acorde a lo descrito en las tablas 2.7 y 2.8 del Reporte AGA 3.,La longitud del tubo de medición aguas abajo de la platina de orificio debe estar acorde a lo descrito en las tablas 2.7. y 2.8. del Reporte AGA 3.	Realizar medición con instrumento de medición de longitud debidamente calibrado y comparar con la tolerancia establecida.	AGA 3 2.6.3.2
3	3.7	El portaplacas debe cumplir los requisitos de circularidad y rugosidad expresados para los tubos de medición,No debe existir comunicación entre las tomas de presión diferencial.,No debe existir fuga de fluido (bypass) entre los empaques o mecanismos de sello.	Prueba a realizar con el sistema de medición fuera de servicio y previo desmonte acordado. La medición se realiza en campo con equipos calibrados. Y Verificación en campo con el sistema fuera de servicio.	AGA 3 2.5.3
		TOMAS DE PRESIÓN		
4	4.1	La distancia entre la cara de la placa y el centro de la toma de presión, tanto aguas arriba como aguas abajo debe ser una (1") La tolerancia de la localización de las tomas de presión es de ±0,048" dada en la figura 2-3 de el Reporte AGA 3.Las tomas de presión deben estar radiales al tubo. La linea central del agujero de la toma debe intersectar y formar un ángulo recto con el eje axial del tubo.	Realizar medición con instrumento de medición de longitud debidamente calibrado y comparar con la tolerancia establecida. Y inspeccion visual en campo detemina el cumplimiento de este montaje.	AGA 3 2.5.4.1 Y 2.5.4.2
4	4.2	El diámetro de los agujeros de las tomas de presión desde el interior del tubo de medición y a lo largo de la longitud taladrada debe ser 0,5 in, con un máximo diámetro de 0,516 in y un mínimo diámetro de 0,484 in para tubos con diámetro nominal mayor a 4".El diámetro de las tomas de presión no se deben reducir dentro de una longitud igual a 2,5 veces el diámetro de la toma medidos desde la superficie interna del tubo. Todas las tomas de presión deben tener una tolerancia de ±0,004 in a lo largo de su extensión.No deben existir reducciones del diámetro de la toma de presión por acumulación de grasas, aceites, acumulación de liquidos y/o particulas contaminantes.	Realizar medición con instrumento de medición de longitud debidamente calibrado y comparar con la tolerancia establecida.	AGA 3 2.5.4.3
		SISTEMA DE MEDICIÓN DE PRESIÓN ESTÁTICA Y DIFERENCIAL - LÍNEAS MANOMÉTRICAS		
5	5.1	Los limites para la caida de presión a través de la placa no deben exceder los mostrados en la tabla 2.3. y el anexo 2-E del Reporte AGA 3. Si la caida de presión es superior a lo especificado en las tablas, debe existir un respaldo que	Verificar los registros históricos de caida de presión para confrontar los limites permitidos.	AGA 3 2.4.5
5	5.2	No se debe utilizar la linea manométrica para usos diferentes a medir la presión diferencial y estática, no debe existir conexión múltiple.	Inspección en campo.	AGA 3 2.5.4.1
5	5.3	Las lineas lineas manometricas deben cumplir con lo especificado en la normas API con respecto a: Longitud,diametro,accesorios, pendiente y limpieza.	Inspección en campo.	MPMS 21.1 1.7.2

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						ELEMENTO SECUNDARIO - PRESIÓN ESTÁTICA Y DIFERENCIAL												
6					6.1	El transmisor / transductor de presión estatica y diferencial deben trabajar dentro los limites expresados por el fabricante.	Verificación en campo de la presión operacional según datos históricos registrados en el computador de flujo.	API 21.1 N. 1.7.1										
					6.2	El rango del transmisor configurado en campo se encuentra dentro del rango operacional del sistema.	Verificación en campo de la presión operacional según datos históricos registrados en el computador de flujo.	API 21.1 N. 1.7.1										
6					6.3	El proceso de calibración debe garantizar la evaluación del comportamiento del transmisor y realizarse con patrones que posean certificados de calibración vigentes.	Verificar el proceso de calibración de la variable presión estáticay diferencial, determinar error, linealidad, repetibilidad e histéresis. Existencia de formatos, archivo de actas de calibración, procedimientos escritos, frecuencia de verificación.	API 21.1 N. 1.8.3.										
						SISTEMA DE MEDICIÓN DE TEMPERATURA												
7					7.1	El elemento sensor deberia hacer contacto con el fondo del termopozo, en caso contario, deberia existir un liquido conductor.El error máximo del sistema de medición de temperatura considerando la incertidumbre, deberia ser menor al especificado por el fabricante, el contrato o en su defecto, por la reglamentación vigente.El área externa del termopozo localizado dentro del tubo de medición, deberia estar libre de elementos extraños (Ej. suciedad).La sección de inmersión del termopozo instalado en la tuberia, debe estar entre 1/2 y 3/4 del diámetro del tubo.	Realizar inspección en campo.Verificar resultados de verificación del sensor y transmisor d etemepratura	API RP 551 - 5.2.1										
						ELEMENTO SECUNDARIO - TEMPERATURA												
8					8.1	El transmisor / transductor de temperatura debe trabajar dentro los limites expresados por el fabricante.	Verificación en campo de la temperatura operacional según datos históricos registrados en el computador de flujo.	API 21.1 N. 1.7.1										
					8.2	El proceso de calibración debe garantizar la evaluación del comportamiento del transmisor y realizarse con patrones que posean certificados de calibración vigentes.	Verificar el proceso de calibración de la variable temperatura, determinar error, linealidad, repetibilidad e histéresis. Existencia de formatos, archivo de actas de calibración, procedimientos escritos, frecuencia de verificación.	API 21.1 N. 1.8.3.										

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		COMPUTADOR DE FLUJO		
9	9.1	Para medidores diferenciales el computador de flujo debe cumplir los siguientes requisitos de la norma: -La mínima frecuencia de muestreo. -Promedio mínimo cada hora de la presión, temperatura y presión diferencial, también densidad relativa, energía, composición -Registro máximo de una hora de las cantidades totales.Fecha y hora de todos los promedios y totales. -Configuración de Diámetro de referencia (Dr) diámetro de la placa (dr), span de transductores de presión, temperatura y presión diferencial. - Archivo electrónico que incluya mínimo: "as found" y "as left" de los sistemas de medición de presión, temperatura y presión diferencial, también densidad, energía, composición y densidad relativa. -Completo resumen de todas las alarmas y condiciones de error que afecten la medición. -Un resumen diario indicando hora-hora las condiciones y medida de flujo.Almacenamiento cronológico de todos los eventos que deben ser archivados.	Evaluar la información del computador de flujo y verificar el cumplimiento de la normatividad vigente.	API 21.1 1.4.3.1 y 1.5.1.1.1
	9.2	El computador debe ser capaz de realizar un audit trail que compile suficiente información para propósitos de verificación diaria y por hora de la cantidad medida.Configuración de variables fijas y volátiles para determinar el flujo medido. La batería de back up debe existir y encontrarse en buenas condiciones.Seguridad de acceso al sistema y tener Puesta a tierra .	Proceder a bajar registros históricos hora-hora y día-día y analizar su variación y la presencia de fallas y datos fuera de rango.Revisar que los datos configurados para el calculo de flujo estén acordes con lo exigido en la Norma.Verificar la instalación de sellos de seguridad, clase de sello, punto de instalación, manejo y numeración	API 21.1 1.6.1, y1.6.4
		MEDICIÓN DE CANTIDADES DE ENERGÍA Y CALIDAD EN PUNTOS DE ENTRADA		
10	10.1	Para determinar la medición de las cantidades de energía y la calidad del gas en puntos de entrada, el productor debe disponer a su costo de todos los equipos para medir el volumen y la calidad.	Verificar en campo la instalacion de los equipos de cromatografía, humedad, dew point de hidrocarburos, H2S y azufre total, evaluar su comportamiento y sus programas de verificación.	RUT RES. 041 / 2008 5.2.1
	10.2	El transportador será el responsable de la medición en línea para determinar la cantidad de energía y verificar la calidad del gas en los puntos de entrada al sistema de transporte	Determinar la tecnología a usar en los diferentes equipos de control de calidad del gas.	RUT RES. 041 / 2008 5.2.2
		MEDICIÓN VOLUMÉTRICA		
11	11.1	El volumen de gas natural entregado y tomado del sistema de transporte es el calculado por el transportador a condiciones estándar a partir de las variables determinadas por los equipos oficiales de la medición, debidamente calibrados, empleando los métodos de cálculo establecidos por el fabricante en los manuales específicos para cada tipo de medidor y las recomendaciones AGA.	Verificar en campo la configuracion del computador de flujo y los procedimientos de calibracion realizados para garantizar la confiabilidad en la medición.	RUT RES. 041 / 2008 5.3

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		MEDICIÓN OTRAS VARIABLES		
12	12.1	La supercompresilidad del gas será determinada por el transportador utilizando la metodología establecida por la AGA (American Gas Association) en el "Manual for Determination of Supercompressibility Factors for Natural Gas"; ultima edición.	Verificar configuración en campo.	RUT RES. 041 / 2008 5.4.3.
	12.2	Para determinar la presión absoluta se utilizará la presión atmosférica del sitio donde esté el medidor. Se determinará a partir de: barómetro electrónico,información del IDEAM o aplicando la ecuación del AGA 7 del 2006 Apéndice B.	Verificar configuración en campo.	RUT RES. 041 / 2008 5.4.2.
12	12.3	El poder calorífico y la densidad relativa del gas entregado en los puntos de entrada del Sistema Nacional de Transporte será establecido por el transportador mediante mediciones de composición de gas a través de cromatógrafos.	Verificar configuración en campo.	RUT RES. 041 / 2008 5.4.4. / 5.4.5.
		PRECISIÓN, ACCESO Y CALIBRACIÓN DE EQUIPOS DE MEDICIÓN PRODUCTOR-TRANSPORTADOR		
13	13.1	El porcentaje de variación de cualquier equipo de medición de las variables del proceso de flujo de gas (presión estática y temperatura, celda diferencial, etc.) esta dentro del margen de error de ±1%.	Verificar resultados de calibración en campo.	RUT RES. 071 / 1999 5.5.1.
	13.2	El porcentaje de variación de cualquier equipo de medición para determinar la gravedad especifica y el poder calorífico bruto, esta dentro del margen de error de (±1%)	Verificar resultados de calibración en campo.	RUT RES. 071 / 1999 5.5.1.
	13.3	El error combinado de los diferentes equipos involucrados en la medición no debe ser mayor de ±1%	Verificar resultados de calibración en campo.	RUT RES. 071 / 1999 5.5.1.
	13.4	La exactitud del sistema de medición será verificada por el transportador a intervalos pactados contractualmente entre las partes.	Verificar resultados de calibración en campo.	RUT RES. 041 / 2008 5.5.3.2
		BUENAS PRÁCTICAS METROLÓGICAS		
14	14.1	Con el fin de garantizar las condiciones de similaridad con que se maneja un medidor tipo diferencial se debe programar inspecciones internas periódicas, la frecuencia se debe determinar de acuerdo a la calidad del gas que se maneja.	Verificar registros históricos: última fecha de inspección y resultados	B.P.M.

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						CALIDAD Y MUESTREO												
15					15.1	El poder calorífico bruto en base seca del gas natural es mínimo 35,4 MJ/m³ (950 BTU/pie³); máximo: 42,8 MJ/m³ (1.150 BTU/pie³).	Norma ASTMD1826-88 Equipo de Calorimetría continuo	RUT										
					15.2	El contenido de ácido sulfhídrico (H_2S) en gas natural como máximo es 6,0 mg/m³ o 4,3 ppm	Norma ASTM D4810 Equipo de análisis continúo.	RUT										
15					15.3	El contenido de azufre total (S) en gas natural como máximo es 23 mg/m³ o 17,5 ppm	Norma ASTM D4468. Equipo de análisis continúo.	RUT										
					15.4	El contenido de Bióxido de carbono en gas natural como máximo es 2 % volumen.	Norma ASTM D1945-03. Equipo de cromatografía	RUT										
					15.5	El contenido de humedad (H_2O) en gas natural como máxima es 97mg/m³ (6.0 lb/MMPCS).	Norma ASTM D5454 y ASTM D1142 Equipos portátiles o continúos	RUT										
					15.6	El contenido de inertes (Nitrógeno + Bióxido de carbono) en gas natural como máximo es 5 % volumen.	Norma ASTM D1945-03. Equipo de cromatografía	RUT										
					15.7	El gas se encuentra libre de material sólido como polvo y gomas.	Inspección visual mediante muestreo.	RUT										
					15.8	El gas se encuentra libre de hidrocarburos líquidos.	Metodología de espejo enfriado	RUT										
					15.9	El punto de muestreo se encuentra localizado en punto que garantiza representatividad.	Verificar en campo la localización del punto de muestreo, la profundidad de la sonda, y la línea de conducción al analizador.	GPA 2166										
					15.10	Para el muestreo del gas natural se toma como referencia el método internacional 2166-86 expedido por la Gas Processors Asociación (GPA).	Evaluar cumplimiento de la normativa mediante inspección en campo.	GPA 2166										
					15.11	Para el muestreo del gas natural se utilizan analizadores en línea o equipos portátiles.	Verificación en campo.	RUT										
						GESTION Y NORMATIVA CORPORATIVA												
16					16.1	Verificar que la alta dirección y/o el representante haga cumplir el ciclo PHVA a los índices de gestión de los sistemas de medición de gas.	Se evidencian registros de seguimiento a los planes de acción de los Sistemas de Medición.	SGC										
					16.2	Verificar la existencia de un programa de inspeciones internas y auditorias externas que determinen las no conformidades que afecten la confiabilidad del sistema de medición.	Evidenciar copia de la ultima auditoria, con el respectivo seguimiento y cumplimiento de las acciones de mejoramiento.	SGC										

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16					16.3	Verificar la disponibilidad de las normas actualizadas , procedimientos e instructivos relacionadas con la instalación, operación y mantenimiento de los sistemas de medición de gas. Se incluyen las normas AGA, Resoluciones CREG, Decretos de Metrologia y estándares de calidad.	Verificar si existe divulgación de las normas. Revisar los históricos de divulgación.	SGC										
						CAPACITACION Y COMPETENCIA												
17					17.1	Verificar la competencia e idoneidad del personal que realiza las actividades de calibración/verificación y seguimiento operacional del sistema de medición. Se incluye el personal asignado como supervisor de las actividades.los registros de capacitacion yplanes a futuro	Verificar los documentos que certifiquen el nivel de conocimiento yla competencia del personal encargado de los Sistemas de Medición. Verificar registros históricos de la participación del personal en programas de desarrollo en medición de calidad ycantidad de GN.	SGC										

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ANEXO 2,1 ECP-VSM-M-001-023-2010
FORMATO DE CALIFICACIÓN IGSM - MEDICION DINAMICA LIQUIDOS

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FORMATO DE CALIFICACIÓN IGSM

Vicepresidencia (especificar)

Gerencia (especificar)

NOMBRE DE LA ESTACIÓN, PLANTA O FACILIDAD

ÍNDICE DE GESTIÓN DE LOS SISTEMAS DE MEDICIÓN - IGSM

FECHA DE LA INSPECCIÓN: (DD/MM/AAAA)

	MEDICIÓN DINÁMICA				
	LISTA DE VERIFICACIÓN		PRUEBA OBJETIVAS SOLICITADAS POR EL INSPECTOR (basadas en la lista de verificación)	PESO POR PRUEBA	PESO MEDICIÓN DINÁMICA POR ÍTEM
1	EQUIPOS E INSTRUMENTOS DE MEDICIÓN DE CANTIDAD Y CALIDAD	1.1	Verificar que los equipos e instrumentación asociada al Sistema de Medición Dinámica, cumplen con los parámetros de instalación y operación.	3%	20%
		1.2	Verificar que los reportes de corridas de calibración cumplan con las normas y se encuentren dentro de los rangos de control preestablecidos en la norma.	2%	
		1.3	Verificar la existencia de las cartas de control de los medidores de flujo.	3%	
		1.4	Verificar el procedimiento para la oficialización e implementación de los Meter Factor.	2%	
		1.5	Verificar que estén definidas las frecuencias de calibración.	2%	
		1.6	Evidenciar la existencia de archivos de actas de oficialización de factores (anteriores y vigentes). Se encuentran debidamente documentadas.	2%	
		1.7	Se evidencia la existencia y registro de los factores de desempeño y de grab de los tomamuestras automáticos para líquidos y si se han tomado acciones cuando ellos estén por fuera de los rangos de aceptación.	2%	
		1.8	Verificar que la configuración en el computador de flujo cumpla los requerimientos dados en la norma para la liquidacion de volumenes.	2%	
		1.9	Verificar que exista control físico (sellos de control) sobre la caja de conexionado de señales de campo (transmisores de temperatura y presión, pulsos, preamplificadores, etc.) para el computador de flujo y para la puerta de acceso al gabinete donde se encuentra el computador de flujo, ya sea en campo o en la sala de operaciones.	2%	

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2	PROCEDIMIENTOS OPERATIVOS DE CANTIDAD Y CALIDAD	2.1	Evidenciar que los de tiquetes de medicion y los reportes de corridas de calibración y verificación de medidores, cumplan las condiciones dadas según el MMH y procedimientos corporativos.	5%		
		2.2	Verificar que la aplicación de los procedimientos de muestreo automático y que el diseño del sistema cumplan con la Norma API MPMS Capitulo 8.2	4%		
		2.3	Evidenciar con el personal encargado de la operación, administración y configuración del computador de flujo si existe un procedimiento de control de acceso al computador de flujo de acuerdo con los niveles de seguridad definidos y establecidos en el sistema de Medición Electrónica de Liquidos, norma API MPMS Capitulo 21.2	3%		
2	PROCEDIMIENTOS OPERATIVOS DE CANTIDAD Y CALIDAD	2.4	Verificar que exista un responsable y/o responsables de la administración, e intervención de la configuración del computador de Flujo. Verificar que exista un back up actualizado y asegurado que se encuentre en copia dura y magnética.	2%	24%	
		2.5	Verificar que en el almacenaje de la muestra de retencion se usa el recipiente adecuado, que cuente con tapa y contratapa. Comprobar que ningún factor externo tales como clima, luz y calor, las esté alterando .	1%		
		2.6	El sitio de almacenamiento de muestras, la muestra y su rótulo, cumplen con el MMH y el API MPMS , donde aplique y no han sido alterados.	1%		
		2.7	Verificar que el laboratorio cumpla con los requerimientos minimos de HSE (aspectos fisicos, quimicos, ergonómicos, locativos, sistemas de extracción de vapores, campanas de extracción)	2%		
		2.8	Las condiciones para los análisis respectivos tales como agitación (homogenización), equipos, aseguramiento metrológico cumplen con los procedimientos descritos en el MMH Capitulo 8 y el API MPMS , y Verificar si el proceso de composición de muestras cumple con los estándares internacionales que hacen referencia acerca de una muestra representativa.	2%		
		2.9	Verificar si existe un procedimiento de respaldo y/o contingencia para asegurar la medición.	2%		
		2.10	Verificar que los procedimientos y registros para los análisis de calidad se tienen asegurados y controlados.	2%		
3	RUTINAS DE MANTENIMIENTO PREVENTIVO BASE Y ASEGURAMIENTO METROLÓGICO	3.1	Verificar participación y desempeño del laboratorio frente a las pruebas interlaboratorios. Verificar si las mismas han generado acciones de mejoramiento.	3%	15%	
		3.2	Verificar que los patrones cuentan con certificado de calibración vigente y se encuentran en condiciones funcionales.	3%		
		3.3	Verificar que se cumple con las rutinas de mantenimiento preventivo - correctivo que estén conforme a la Tabla 1, Capitulo 1 del MMH y el API MPMS. Que se encuentren debidamente documentadas y revisar los registros de las intervenciones a los equipos e instrumentación asociada a la medición dinámica.	5%		15
		3.4	Verificar que los equipos existentes en el laboratorio estén calibrados y cuenten con rutinas de mantenimiento preventivo.	4%		

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4	BALANCES Y CONTROL DE INVENTARIOS	4.1	Verificar los balances de planta y/o líneas, su peridiocidad y su comparación con la meta proyectada.	9%	25%
		4.2	Verificar que exista un sistema de control de inventarios documentado.	4%	
		4.3	Verificar que exista una acción inmediata sobre los Sistemas de Medición con base en los resultados de dichos balances.	4%	
4	BALANCES Y CONTROL DE INVENTARIOS	4.4	Verificar si se están cumpliendo con los criterios del MMH, donde aplique en cuanto a diferencias en calidad y cantidad entre los sistemas de medición.	4%	
		4.5	Verificar si se documentan las acciones de cálculo y control estadístico de PI (drenajes, evaporación)	4%	
5	GESTIÓN Y NORMATIVA CORPORATIVA	5.1	Verificar que la alta dirección haga cumplir el ciclo PHVA a los indices de gestión de los Sistemas de Medición de cantidad y calidad de hidrocarburos.	1%	10%
		5.2	Se tiene asegurada y controlada la documentación y registros de calidad. Se encuentran controlada bajo la norma ISO 9001.	2%	
		5.3	Evidenciar copia de la ultima auditoria, con el respectivo seguimiento y cumplimiento de las acciones de mejoramiento.	1%	
		5.4	Evidenciar la existencia de registros de seguimiento a los planes de acción de los Sistemas de Medición y la aprobación por parte del líder de los planes de mejoramiento de SM existentes y/o nuevos.	2%	
		5.5	Evidenciar que los registros sistemáticos esten debidamente documentados con manuales, calibraciones, intervenciones y/o modificaciones y que estén almacenados en una base histórica magnética y/o copia dura.	2%	
		5.6	Verificar la disponibilidad de las normas actualizadas y la divulgación de la mismas. Revisar los históricos de divulgación..	2%	
6	CAPACITACIÓN Y COMPETENCIA	6.1	Verificar competencia en medición del operador (medidor), mediante la observacion de las actividades de medicion realizadas durante la inspeccion y pruebas spot.	4%	6%
		6.2	Verificar planes de desarrollo y capacitación del personal que interviene en la medición de campo y en los cálculos de volumen.	2%	
TOTAL NIVEL DE CUMPLIMIENTO					100%

El nivel de cumplimiento se obtiene por el método del semáforo, así: <60% (ROJO); entre 60% y 79% (AMARILLO) y ≥80% (VERDE).

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ANEXO 2,2 ECP-VSM-M-001-023-2010
FORMATO DE CALIFICACIÓN IGSM- MEDICION ESTATICA LIQUIDOS

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ANEXO 2.2 ECP-VSM-M-023

FORMATO DE CALIFICACIÓN IGSM

Vicepresidencia (especificar)

Gerencia (especificar)

NOMBRE DE LA ESTACIÓN, PLANTA AO FACILIDAD

ÍNDICE DE GESTIÓN DE LOS SISTEMAS DE MEDICIÓN - IGSM

FECHA DE LA INSPECCIÓN: (DD/MM/AAAA)

	MEDICIÓN ESTÁTICA				
ÍTEM	LISTA DE VERIFICACIÓN		PRUEBA OBJETIVAS SOLICITADAS POR EL INSPECTOR (basadas en la lista de verificación)	PESO POR PRUEBA	PESO MEDICIÓN DINÁMICA POR ÍTEM
1	EQUIPOS E INSTRUMENTOS DE MEDICION DE CANTIDAD Y CALIDAD	1.1	Verificar si la última calibración del tanque, se encuentra vigente, qué entidad la hizo y si esta entidad está autorizada por el MME para actividades de aforo de tanques.	4%	20%
		1.2	Comprobar que existen los registros de verificación de las alturas de referencia y las acciones de ajuste fino debidamente documentadas.	1%	
		1.3	Verificar que la escotilla de medición en el tanque cilíndrico vertical se encuentre a una altura del techo del tanque (recomendado entre 0,90 m y 1,10 m) de tal manera que permita una lectura con baja incertidumbre y que cuenten con una guía, pestaña ó cuña sobre la cual se ubique la cinta y se tome la lectura.	1%	
		1.4	Verificar que que las memorias de cálculo del proceso de calibración del tanque contengan el presupuesto de incertidumbre y que la tabla de aforo incluya la incertidumbre calculada.(ver GUIA TECNICA COLOMBIANA GTC-51 # 7)	3%	
		1.5	Verificar que las tablas de aforo utilizadas están calculadas o recalculadas a las condiciones operacionales vigentes (Temperatura, Gravedad API, altura de referencia) de acuerdo con el MMH capítulo 2, numeral 5.	1%	
		1.6	Verificar que todos los tanques de almacenamiento para transferencia de custodia, cuenten con una tablilla informativa que contenga la información requerida en el MMH Capitulo 2.	1%	
		1.7	Evidenciar que las cintas de medición tanto de vacio como de fondo estén verificadas con respecto a una cinta patrón de medición, además debe verificarse el registro de inspección de cintas para comprobar que se encuentra en buen estado y con su respectivo polo a tierra.	2%	
		1.8	Verificar que las cremas reveladoras de agua y producto se encuentren vigentes, en óptimo estado y en su respectivo envase.	1%	
		1.9	Verificar que el instrumento de medición de temperatura-patrón efectivamente se encuentre en buen estado y con certificado de calibración vigente. Y cuente con almacenamiento adecuado.	1%	
		1.10	Verificar que el instrumento de medición de temperatura efectivamente se encuentre en buen estado, con registros de verificación y calibración vigentes.	3%	
		1.11	Verificar que el muestreador cumple con la norma, para cada aplicación en particular.	2%	

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2	PROCEDIMIENTOS OPERATIVOS DE CANTIDAD Y CALIDAD	2.1	Verificar los procedimientos de medición al vacío y/o fondo con el operario encargado de la medición y confrontarlos con los descritos en el MMH y el API MPMS.	3%	24%
		2.2	Verificar si el procedimiento de muestreo cumple con los estándares corporativos einternacionales que hacen referencia acerca de una muestra representativa.	3%	
		2.3	Verificar que la difrencias entre la mediciones de nivel manual y la telemetria no exceden la tolerancia máxima permitida por la norma API MPMS 3.1 B.	2%	
		2.4	Verificar que en el almacenaje de la muestra de retencion se usa el recipiente adecuado, que cuente con tapa y contratapa. Comprobar que ningún factor externo tales como clima, luz y calor, las esté alterando .	1%	
		2.5	El sitio de almacenamiento de muestras, la muestra y su rótulo, cumplen con el MMH y el API MPMS , donde aplique y no han sido alterados.	1%	
		2.6	El inspector debe verificar que el procedimiento de liquidación manual de productos en tanques se esté cumpliendo de acuerdo a la Norma API MPMS Capítulo 12, sección 1 y MMH Cap 12.	5%	
		2.7	Verificar que el laboratorio cumpla con los requerimientos mínimos de HSE (aspectos físicos, químicos, ergonómicos, locativos, sistemas de extracción de vapores, campanas de extracción)	3%	
		2.8	Las condiciones para los análisis respectivos tales como agitación (homogenización), equipos, aseguramiento metrológico cumplen con los procedimientos descritos en el MMH Capitulo 8 y el API MPMS . Verificar si el proceso de composición de muestras cumple con los estándares internacionales que hacen referencia acerca de una muestra representativa.	2%	
		2.9	Verificar si existe un procedimiento de respaldo y/o contingencia para asegurar la medición.	2%	
		2.10	Verificar que los procedimientos y registros para los análisis de calidad se tienen asegurados y controlados.	2%	

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3	RUTINAS DE MANTENIMIENTO PREVENTIVO BASE Y ASEGURAMIENTO METROLÓGICO	3.1	Verificar participación y desempeño del laboratorio frente a las pruebas interlaboratorios. Verificar si las mismas han generado acciones de mejoramiento.	2%	
		3.2	Verificar que los patrones cuentan con certificado de calibración vigente y se encuentran en condiciones funcionales.	2%	
3	RUTINAS DE MANTENIMIENTO PREVENTIVO BASE Y ASEGURAMIENTO METROLÓGICO	3.3	Verificar la existencia de certificados de calibración para la instrumentación asociada a los tanques de almacenamiento, encontrándose documentada.	3%	15%
		3.4	Verificar que se cumple con las rutinas de mantenimiento preventivo - correctivo que estén conforme a la Tabla 1, Capítulo 1 del MMH y el API MPMS. Que se encuentren debidamente documentadas y revisar los registros de las intervenciones a los equipos e instrumentación asociada a la medición estática.	5%	
		3.5	Verificar que los equipos existentes en el laboratorio estén calibrados y cuenten con rutinas de mantenimiento preventivo.	3%	
4	BALANCES Y CONTROL DE INVENTARIOS	4.1	Verificar los balances de planta y/o líneas, su peridiocidad y su comparación con la meta proyectada.	9%	
		4.2	Verificar que exista un sistema de control de inventarios documentado.	4%	
		4.3	Verificar que exista una acción inmediata sobre los Sistemas de Medición con base en los resultados de dichos balances.	4%	25%
		4.4	Verificar si se están cumpliendo con los criterios del MMH, donde aplique en cuanto a diferencias en calidad y cantidad entre los sistemas de medición.	4%	
		4.5	Verificar si se documentan las acciones de cálculo y control estadístico de PI (drenajes, evaporación)	4%	
5	GESTIÓN NORMATIVA Y CORPORATIVA	5.1	Verificar que la alta dirección haga cumplir el ciclo PHVA a los índices de gestión de los Sistemas de Medición de cantidad y calidad de hidrocarburos.	1%	
		5.2	Se tiene asegurada y controlada la documentación y registros de calidad. Se encuentran controlada bajo la norma ISO 9001. Evidenciar que los registros sistemáticos esten debidamente documentados con manuales, calibraciones, intervenciones y/o modificaciones y que estén almacenados en una base histórica magnética y/o copia dura.	4%	
		5.3	Evidenciar copia de la última inspección, con el respectivo seguimiento y cumplimiento de las acciones de mejoramiento.	1%	10%
		5.4	Evidenciar la existencia de registros de seguimiento a los planes de acción de los Sistemas de Medición y la aprobación por parte del líder de los planes de mejoramiento de SM existentes y/o nuevos.	2%	
5	GESTIÓN NORMATIVA Y CORPORATIVA	5.5	Verificar la disponibilidad de las normas actualizadas y la divulgación de la mismas. Revisar los históricos de divulgación.	2%	

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6	CAPACITACIÓN Y COMPETENCIA	6.1	Verificar competencia en medición del operador (medidor), mediante la observación de las actividades de medicion realizadas durante la inspeccion y pruebas spot.	4%	6%
		6.2	Verificar planes de desarrollo y capacitación del personal que interviene en la medición de campo y en los cálculos de volumen.	2%	
TOTAL NIVEL DE CUMPLIMIENTO					100%

El nivel de cumplimiento se obtiene por el método del semáforo, así: <60% (ROJO); entre 60% y 79% (AMARILLO) y ≥80% (VERDE).

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ANEXO 2,3 ECP-VSM-M-001-023-2010
FORMATO DE CALIFICACIÓN IGSM- MEDICION ESTATICA Y DINAMICA GLP

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ANEXO 2,3 ECP-VSM-M-023

FORMATO DE CALIFICACIÓN IGSM

Vicepresidencia (especificar)

Gerencia (especificar)

NOMBRE DE LA ESTACIÓN, PLANTA O FACILIDAD

ÍNDICE DE GESTIÓN DE LOS SISTEMAS DE MEDICIÓN - IGSM

FECHA DE LA INSPECCIÓN: (DD/MM/AAAA)

	MEDICIÓN ESTÁTICA DE GLP				
ÍTEM	LISTA DE VERIFICACIÓN		PRUEBA OBJETIVAS SOLICITADAS POR EL INSPECTOR (basadas en la lista de verificación)	PESO POR PRUEBA	PESO MEDICIÓN DINÁMICA POR ÍTEM
1	EQUIPOS E INSTRUMENTOS DE MEDICION DE CANTIDAD Y CALIDAD	1.1	Los tanques de almacenamiento cuentan con certificado de calibración vigente, de acuerdo con la norma API MPMS o estándar API aplicable según el tipo de tanque.	4%	20%
		1.2	Para el tanque cilindrico horizontal a presión existe una plataforma que permita hacer la lectura evitando el error de paralaje del rotogauge, donde aplique.	1%	
		1.3	Verificar que que las memorias de cálculo del proceso de calibración del tanque contengan el presupuesto de incertidumbre y que la tabla de aforo incluya la incertidumbre calculada.(ver GUIA TECNICA COLOMBIANA GTC-51 # 7)	3%	
		1.4	Verificar que los tanques presurizados de GLP cuenten con los mecanismos de medición manual y/o automática, donde aplique. Se hace verificación periódica del sistema.	3%	
		1.5	Se ha realizado una inspección externa a los tanques de almacenamiento para verificar que en las superficies no se presentan abolladuras, hinchamientos, hendiduras, o áreas con estados avanzados de abrasión, erosión o corrosión, por lo menos una vez al año como establece el numeral 35.1 del Articulo 35, Resolución No. 80505 del 17 de marzo de 1997 del MME.	2%	
		1.6	Se ha realizado una revisión interna a los tanques de almacenamiento, una prueba hidráulica, una prueba de resistencia a la presión hidrostática y un examen de espesores, con el propósito de verificar la respuesta del tanque estacionario a condiciones especificas de esfuerzo, carga o presión, por lo menos una vez cada cinco años, como establece el numeral 35.2 del articulo 35, Resolución No. 80505 del 17 de marzo de 1997 del MME.	2%	
		1.7	Verificar que el instrumento de medición e indicador de temperatura de trabajo, efectivamente se encuentre en buen estado, con reporte de verificación vigente, incluyendo copia del certificado de calibración del patrón utilizado.	2%	
		1.8	Verificar que el instrumento de medición e indicador de presión de trabajo, efectivamente se encuentre en buen estado, con reporte de verificación vigente, incluyendo copia del certificado de calibración del patrón utilizado.	2%	
1	EQUIPOS E INSTRUMENTOS DE MEDICION DE CANTIDAD Y CALIDAD	1.9	Verificar que todos los tanques de almacenamiento para transferencia de custodia, cuenten con una tablilla informativa que contenga como mínimo: ventana operativa (rango de operación segura), capacidades mínimo-máxima, diámetro, producto, fecha de la última calibración, fecha último mantenimiento, fecha próximo mantenimiento y aforo, entre otros.	1%	

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2	PROCEDIMIENTOS OPERATIVOS DE CANTIDAD Y CALIDAD	2.1	Verificar que al medir la temperatura en tanques de almacenamiento de GLP, propileno, etc., el termopozo y/o el sensor de temperatura, estén localizados fisicamente en cualquiera de las tapas del tanque cilíndrico horizontal a una distancia máxima del fondo hacia arriba equivalente al 5% del nivel de fluido del tanque y siempre sumergido en la fase liquida, donde aplique.	3%	24%
		2.2	Verificar que al medir la presión en tanques de almacenamiento de GLP, el manómetro y/o sensor de presión, estén localizados fisicamente en cualquiera de las tapas del tanque cilíndrico horizontal a una distancia máxima de la cima equivalente al 95% del nivel del tanque y siempre sumergido en la fase vapor, donde aplique.	3%	
		2.3	La muestra representativa obtenida en el muestreo manual está de acuerdo a los criterios que establecen las normas ASTM D1265, GPA 2166 y GPA 2174	3%	
		2.4	Se cumplen los procedimientos de liquidación manual de productos en tanques de acuerdo con la norma GPA Standard 8195 ó la norma API MPMS Capitulo 14.8	5%	
		2.5	Verificar que los tiquetes de liquidación de cantidades, son auditables y cumplen con los requerimientos de la norma API MPMS y MMH, donde aplique .	5%	
		2.6	Las condiciones para los análisis de laboratorio, como procedimientos, equipos, aseguramiento metrológico cumplen con los procedimientos corporativos y Normas internacionales aplicables.	3%	
		2.7	Verificar que el laboratorio cumpla con los requerimientos mínimos de HSE (aspectos fisicos, químicos, ergonómicos, locativos, sistemas de extracción de vapores, campanas de extracción)	2%	
3	RUTINAS DE MANTENIMIENTO PREVENTIVO BASE Y ASEGURAMIENTO METROLÓGICO	3.1	Cuenta la planta con un plan de metrologia donde se aseguren los elementos de medición tales como indicadores/transmisores de nivel, temperatura y presión.	3%	
		3.2	Existe un programa de mantenimiento preventivo para toda la instrumentación involucrada en los sistemas de medición estática (nivel, presión y temperatura).	3%	
3	RUTINAS DE MANTENIMIENTO PREVENTIVO BASE Y ASEGURAMIENTO METROLÓGICO	3.3	Verificar la existencia de registros históricos de la verificación del ATG de acuerdo a los requerimiento que establece la norma API MPMS 3.3.	2%	15%
		3.4	Verificar la existencia de registros de calibración y/o verificación para la instrumentación instalada en los tanques de almacenamiento.	2%	
		3.5	Verificar que los reportes de calibración de los equipos patrones cumplan con las normas y se encuentren dentro de los rangos de control preestablecidos.	1%	
		3.6	Verificar que los equipos existentes en el laboratorio estén calibrados y cuenten con rutinas de mantenimiento preventivo. Por otra parte se realiza frecuentemente una evaluación del desempeño del cromatógrafo (donde aplique) y los patrones de referencia cuentan con certificado de calidad vigente y disponible.	3%	
		3.7	Verificar el desempeño del laboratorio frente a las pruebas interlaboratorios. Verificar si las mismas han generado acciones de mejoramiento.	1%	

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4	BALANCES Y CONTROL DE INVENTARIOS	4.1	Verificar los balances de planta y/o líneas, su peridiocidad y su comparación con la meta proyectada.	9%	25%
		4.2	Verificar que exista un sistema de control de inventarios documentado.	4%	
		4.3	Verificar que exista una acción inmediata sobre los Sistemas de Medición con base en los resultados de dichos balances.	4%	
		4.4	Verificar si se están cumpliendo con los criterios del MMH, donde aplique, en cuanto a diferencias en calidad y cantidad entre los sistemas de medición.	4%	
		4.5	Verificar si se documentan las acciones de cálculo y control estadístico de PI (drenajes, quemas)	4%	
5	GESTIÓN NORMATIVA Y CORPORATIVA	5.1	Verificar que la alta dirección haga cumplir el ciclo PHVA a los indices de gestión de los Sistemas de Medición de cantidad y calidad de hidrocarburos.	1%	
5	GESTIÓN NORMATIVA Y CORPORATIVA	5.2	Se tiene asegurada y controlada la documentación y registros de calidad. Se encuentran controladas bajo la norma ISO 9001. Evidenciar que los registros sistemáticos estén debidamente documentados con manuales, calibraciones, intervenciones y/o modificaciones y que estén almacenados en una base histórica magnética y/o copia dura.	4%	10%
		5.3	Evidenciar copia de la última inspección, con el respectivo seguimiento y cumplimiento de las acciones de mejoramiento.	1%	
		5.4	Evidenciar la existencia de registros de seguimiento a los planes de acción de los Sistemas de Medición y la aprobación por parte del Lider de los planes de mejoramiento de los SM existentes y/o nuevos.	2%	
		5.5	Verificar la disponibilidad de las Normas actualizadas y la divulgación de la mismas. Revisar los históricos de divulgación.	2%	
6	CAPACITACIÓN Y COMPETENCIA	6.1	Verificar competencia en medición del operador (medidor), mediante la observacion de las actividades de medicion realizadas durante la inspección y pruebas spot.	4%	6%
		6.2	Verificar planes de desarrollo y capacitación del personal que interviene en la medición de campo y en los cálculos de volumen.	2%	
TOTAL NIVEL DE CUMPLIMIENTO					**100%**

El nivel de cumplimiento se obtiene por el método del semáforo, así: <60% (ROJO); entre 60% y 79% (AMARILLO) y ≥80% (VERDE).

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ANEXO 2,4 ECP-VSM-M-001-023-2010
FORMATO DE CALIFICACIÓN IGSM-MEDICION DE CARROTANQUES POR BÁSCULA

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ANEXO 2.4 ECP-VSM-M-023

FORMATO DE CALIFICACIÓN IGSM

Vicepresidencia (especificar)

Gerencia (especificar)

NOMBRE DE LA ESTACIÓN, PLANTA O FACILIDAD

ÍNDICE DE GESTIÓN DE LOS SISTEMAS DE MEDICIÓN - IGSM

FECHA DE LA INSPECCIÓN: (DD/MM/AAAA)

	MEDICIÓN DE CARROTANQUES POR BÁSCULA				
ÍTEM	LISTA DE VERIFICACIÓN		PRUEBA OBJETIVAS SOLICITADAS POR EL INSPECTOR (basadas en la lista de verificación)	PESO POR PRUEBA	PESO MEDICIÓN DINÁMICA POR ÍTEM
1	EQUIPOS E INSTRUMENTOS DE MEDICION DE CANTIDAD Y CALIDAD	1.1	Verificar si la última calibración del tanque de despacho y/o recibo de los carrotanques se encuentra vigente, qué entidad la hizo y si esta entidad está autorizada por el MME para actividades de aforo de tanques.	2%	20%
		1.2	Comprobar que existen los registros de verificación de las alturas de referencia y las acciones de ajuste fino debidamente documentadas.	1%	
		1.3	Verificar que la escotilla de medición en el tanque cilíndrico vertical se encuentre a una altura del techo del tanque (recomendado entre 0,90 m y 1,10 m) de tal manera que permita una lectura con baja incertidumbre y que cuenten con una guía, pestaña ó cuña sobre la cual se ubique la cinta y se tome la lectura.	1%	
		1.4	Verificar que que las memorias de cálculo del proceso de calibración del tanque contengan el presupuesto de incertidumbre y que la tabla de aforo incluya la incertidumbre calculada.(ver GUIA TECNICA COLOMBIANA GTC-51 # 7)	1%	
		1.5	Verificar que las tablas de aforo utilizadas están calculadas o recalculadas a las condiciones operacionales vigentes (Temperatura, Gravedad API, altura de referencia) de acuerdo con el MMH capítulo 2, numeral 5.	1%	
		1.6	Evidenciar que las cintas de medición tanto de vacio como de fondo estén verificadas con respecto a una cinta patrón de medición, además debe verificarse el registro de inspección de cintas para comprobar que se encuentra en buen estado y con su respectivo polo a tierra.	1%	
		1.7	Verificar que las cremas reveladoras de agua y producto se encuentren vigentes, en óptimo estado y en su respectivo envase.	1%	
		1.8	Verificar que el instrumento de medición de temperatura-patrón efectivamente se encuentre en buen estado y con certificado de calibración	1%	
		1.9	Verificar que el instrumento de medición de temperatura efectivamente se encuentre en buen estado, con registros de verificación y calibración vigentes.	2%	
		1.10	Verificar que el muestreador cumple con la norma, para cada aplicación en particular.	2%	
		1.11	Verificar la vigencia de calibración de la báscula en llenaderos y descargaderos y que tenga la incertidumbre calculada y reportada en el certificado de calibración.	7%	

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2	PROCEDIMIENTOS OPERATIVOS DE CANTIDAD Y CALIDAD	2.1	Evidenciar que los procedimientos de pesaje de carrotanques están de acuerdo a lo descrito en el Capitulo 3.1 del MMH.	2%	24%
		2.2	Evidenciar que los reportes de tiquetes de liquidación de volúmenes y calibración cumplan las condiciones dadas según MMH y el API MPMS, donde aplique.	3%	
		2.3	Verificar si el procedimiento de muestreo cumple con los estándares corporativos einternacionales que hacen referencia acerca de una muestra representativa.	3%	
		2.4	Verificar que los procedimientos de conversión de peso a volumen estén acordes a la normatividad correspondiente al producto transferido.	3%	
		2.5	El sitio de almacenamiento de la muestra, el envase y su rótulo, cumplen con el MMH y el API MPMS.	3%	
		2.6	Verificar que el laboratorio cumpla con los requerimientos mínimos de HSE (aspectos físicos, químicos, ergonómicos, locativos, sistemas de extracción de vapores, campanas de extracción)	3%	
		2.7	Las condiciones para los análisis respectivos tales como agitación (homogenización), equipos, aseguramiento metrológico cumplen con los procedimientos descritos en el MMH Capitulo 8 y el API MPMS . Verificar si el proceso de composición de muestras cumple con los estándares internacionales que hacen referencia acerca de una muestra representativa.	2%	
		2.8	Verificar si existe un procedimiento de respaldo y/o contingencia para asegurar la medición.	3%	
		2.9	Verificar que los procedimientos y registros para los análisis de calidad se tienen asegurados y controlados.	2%	
3	RUTINAS DE MANTENIMIENTO PREVENTIVO BASE Y ASEGURAMIENTO METROLÓGICO	3.1	Verificar participación y desempeño del laboratorio frente a las pruebas interlaboratorios. Verificar si las mismas han generado acciones de mejoramiento.	2%	15%
		3.2	Verificar que los patrones cuentan con certificado de calibración vigente y se encuentran en condiciones funcionales.	2%	
		3.3	Verificar la existencia de certificados de calibración para la instrumentación asociada a los tanques de almacenamiento, encontrándose documentada.	3%	
3	RUTINAS DE MANTENIMIENTO PREVENTIVO BASE Y ASEGURAMIENTO METROLÓGICO	3.4	Verificar que se cumple con las rutinas de mantenimiento preventivo - correctivo que estén conforme a la Tabla 1, Capitulo 1 del MMH y el API MPMS. Que se encuentren debidamente documentadas y revisar los registros de las intervenciones a los equipos e instrumentación asociada a la medición estática.	5%	
		3.5	Verificar que los equipos existentes en el laboratorio estén calibrados y cuenten con rutinas de mantenimiento preventivo.	3%	

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4	BALANCES Y CONTROL DE INVENTARIOS	4.1	Verificar los balances de planta y/o líneas, su peridiocidad y su comparación con la meta proyectada.	9%	25%
		4.2	Verificar que exista un sistema de control de inventarios documentado.	4%	
		4.3	Verificar que exista una acción inmediata sobre los Sistemas de Medición con base en los resultados de dichos balances.	4%	
		4.4	Verificar si se están cumpliendo con los criterios del MMH, donde aplique en cuanto a diferencias en calidad y cantidad entre los sistemas de medición.	4%	
		4.5	Verificar si se documentan las acciones de cálculo y control estadístico de PI (drenajes, evaporación)	4%	
5	GESTIÓN NORMATIVA Y CORPORATIVA	5.1	Verificar que la alta dirección haga cumplir el ciclo PHVA a los indices de gestión de los Sistemas de Medición de cantidad y calidad de hidrocarburos.	1%	10%
		5.2	Se tiene asegurada y controlada la documentación y registros de calidad. Se encuentran controlada bajo la norma ISO 9001. Evidenciar que los registros sistemáticos esten debidamente documentados con manuales, calibraciones, intervenciones y/o modificaciones y que estén almacenados en una base histórica magnética y/o copia dura.	4%	
		5.3	Evidenciar copia de la última inspección, con el respectivo seguimiento y cumplimiento de las acciones de mejoramiento.	1%	
		5.4	Evidenciar la existencia de registros de seguimiento a los planes de acción de los Sistemas de Medición y la aprobación por parte del lider de los planes de mejoramiento de SM existentes y/o nuevos.	2%	
		5.5	Verificar la disponibilidad de las normas actualizadas y la divulgación de la mismas. Revisar los históricos de divulgación.	2%	
6	CAPACITACIÓN Y COMPETENCIA	6.1	Verificar competencia en medición del operador (medidor), mediante la observación de las actividades de medicion realizadas durante la inspeccion y pruebas spot.	4%	6%
		6.2	Verificar planes de desarrollo y capacitación del personal que interviene en la medición de campo y en los cálculos de volumen.	2%	
TOTAL NIVEL DE CUMPLIMIENTO					100%

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ANEXO 2,5 ECP-VSM-M-001-023-2010
FORMATO DE CALIFICACIÓN IGSM-MEDICION DINAMICA (Ultrasónicos) GAS NATURAL

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ANEXO 2.5 ECP-VSM-M-023

Vicepresidencia (especificar)

Gerencia (especificar)

NOMBRE DEL PUNTO DE TRANSFERENCIA DE CUSTODIA INSPECCIONADO

DETECCIÓN DE OPORTUNIDADES DE MEJORAMIENTO

FECHA DE LA INSPECCIÓN (DD/MM/AAAA)

ÍTEM No.	Dirección	Coordinación	Mantenimiento	Operación		LISTA DE VERIFICACIÓN			PESO POR PRUEBA	PESO POR ÍTEM
	D	C	M	D		ASPECTO	PRUEBAS OBJETIVAS SOLICITADAS POR EL INSPECTOR (basadas en la lista de verificación)	RESOLUCIÓN NORMA		
						GAS NATURAL -MEDIDOR ULTRASÓNICO				
						CONDICIONES DE OPERACIÓN				
1					1.1	El medidor como mínimo, deberá operar con cualquier mezcla de gas natural del "rango normal" especificado en el Reporte AGA 8. Esto incluye densidad relativa entre 0,554 (metano puro) y 0,87	Verificar la calidad del gas a medir, analizar registros históricos.	AGA 9 3.1.	2.0%	9.0%
					1.2	La presión de operación del medidor no debe exceder la presión máxima admisible del medidor.	Verificar las condiciones operacionales de presión registradas en el computador de flujo y compararlas con las especificaciones del medidor ultrasónico.	AGA 9 3.2.	1.0%	
					1.3	La temperatura del fluido deberá estar dentro de las especificaciones dadas por el fabricante.	Verificar las condiciones operacionales de temperatura registradas en el computador de flujo y compararlas con las especificaciones del medidor ultrasónico.	AGA 9 3.3.	1.0%	
					1.4	El caudal de operación deberá estar dentro del alcance especificado por el fabricante.	Verificar las condiciones operacionales de flujo volumétrico registrados en el computador de flujo y compararlas con las especificaciones del medidor ultrasónico.	AGA 9 3.4.	2.0%	
					1.5	El perfil de flujo asimétrico afecta la exactitud del medidor.	Verificar la instalación para garantizar perfil de velocidad uniforme. Confrontar registros históricos de auto-diagnóstico disponible en el medidor ultrasónico	AGA 9 3.5.	1.0%	
					1.6	El ruido acústico en el mismo rango de frecuencia del medidor interfiere la detección de los pulsos.	Verificar la instalación para garantizar la no presencia de ruido acústico. Confrontar registros históricos de auto-diagnóstico disponible en el medidor ultrasónico	AGA 9 3.6.	2.0%	
						REQUISITOS DEL MEDIDOR				
2					2.1	El diámetro interno del medidor en la sección medida será de diámetro constante dentro del 0,5% del diámetro interno promedio para la sección medida.	Medición en campo y/o laboratorio de calibración de las condiciones internas del spool ultrasónico.	AGA 9 4.3.3.	2.0%	7.0%
					2.2	Al menos una toma de presión será provista en el cuerpo del medidor para medición de la presión estática. La presión estática para efectos de corrección de volumen será medida en este punto.	Verificación en campo de la existencia y uso de la toma de presión estática.	AGA 9 4.3.5.	1.5%	
					2.3	La placa de identificación y marcas deben ser hechas de materiales que no se deterioren o pierdan intensidad cuando el medidor es colocado a la intemperie.	Inspección de campo y comparación con datos del fabricante y los configurados en la SPU.	AGA 9 4.3.7.	0.5%	
					2.4	Los transductores deben estar marcados con un número de serie permanente.	Inspección en campo. Comparar con datos del catálogo del fabricante.	AGA 9 4.4.4.	0.5%	
					2.5	Será posible reemplazar la SPU o cualquier módulo en campo sin afectar significativamente el desempeño del medidor (dentro de los limites dados por el numeral 5.1. de AGA 9)	Verificar en catálogos del fabricante las condiciones de reemplazo de los transductores.	AGA 9 4.5.1.	1.0%	
					2.6	Chaqueta de los cables, plásticos y otras partes expuestas deben ser resistentes a luz ultravioleta, calor, aceites y grasas.	Inspección en campo. Verificar especificaciones del fabricante.	AGA 9 4.5.3.	0.5%	

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GESTION DE MEDICION Y CONTABILIZACION
DEPARTAMENTO DE MEDICION Y CONTABILIZACION

2					2.7	Se deben reemplazar o reubicar transductores, cables, partes electrónicas sin cambios significativos en el desempeño del medidor. El fabricante deberá proveer suficiente información para demostrar que los cambios no son influyentes.	Verificar en catálogos del fabricante.	AGA 9 4.5.4.	1.0%	
						REQUISITOS DE DESEMPEÑO				
3					3.1	Repetibilidad: ±0,2% (0,1 Qmax ≤ Qi ≤ Qmax) ±0,4% (Qmin ≤ Qi ≤ 0,1 Qmax) Resolución del medidor debe ser: 0,001 m/s Intervalo de muestreo ≤ 1 segundo Lectura a cero flujo < 0,020 ft/s (6 mm/s) para cada trayectoria. Desviación de la velocidad del sonido ±0,3% o de acuerdo con el fabricante. Máxima diferencia en los valores de velocidad del sonido entre las trayectorias (1,5 ft/s : 0,5 m/s) Máximo error: ±0,7% de 0,1 Qmax ≤ Qi ≤ Qmax ±1,4% de Qmin ≤ Qi ≤ 0,1 Qmax Máximo error pico a pico: ±0,7% de 0,1 Qmax ≤ Qi ≤ Qmax ±1,4% de Qmin ≤ Qi ≤ 0,1 Qmax	Evaluar información suministrada por el fabricante y exigida por la norma. Evaluar configuración de la SPU. Analizar reportes de auto-diagnóstico y AGA 10. Evaluar información suministrada por el fabricante y exigida por la Norma.	AGA 9 5.1.	3.0%	**3.0%**
						REQUISITOS DE PRUEBA PARA EL PAQUETE DE MEDICIÓN Y EL MEDIDOR				
4					4.1	Certificado de mediciones dimensionales del medidor, expedido por el fabricante.	Evaluar información suministrada por el fabricante y exigida por la norma.	AGA 9 6.2	2.0%	**8.0%**
					4.2	Si la SOS medida es comparada con un valor teórico, el valor calculado deberá ser empleado en la ecuación de estado dada por el Reporte AGA 10. "Speed of sound in natural gas and other related hydrocarbon gases"	Analizar reportes de auto-diagnóstico y AGA 10.	AGA 9 6.2.	1.0%	
					4.3	Es un requisito que todos los paquetes de medición para trasferencia de custodia, sean calibrados en un banco de calibración o con un sistema de calibración trazable a patrones reconocidos internacionalmente. (El paquete de medición esta compuesto por: medidor, tubos de medición, termopozo, sondas de muestreo y acondicionador de flujo)	Evaluar información suministrada por el fabricante y exigida por la norma.	AGA 9 6.4	3.0%	
					4.4	Los factores de ajuste de calibración deberán ser aplicados para eliminar cualquier desvío del error indicado por el medidor.	Evaluar información suministrada por el fabricante y exigida por la norma.	AGA 9 6.4.3.	2.0%	

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						CONDICIONES DE INSTALACIÓN				
5					5.1	Para asegurar que el sistema instalado cumple con los requisitos de desempeño requerido, el fabricante debe especificar una de las siguientes recomendaciones: **1.** La mínima longitud de tubería aguas arriba y aguas abajo del medidor, con o sin acondicionador de flujo, bajo la cual no se genera un error en la medición mayor a 0,3% debido a efectos de instalación. **2.** El máximo disturbio de flujo permisible (ángulo de swirl, asimetría del perfil de velocidades, intensidad de turbulencia, etc.) en la brida aguas arriba del medidor o en alguna distancia axial especificada aguas arriba del medidor, bajo la cual no se genera un error en la medición mayor al 0,3% por efectos de instalación.	Determinar en campo localización usando equipos calibrados.	AGA 9 7.2.2.	2.0%	11%
					5.2	El medidor y los tubos adyacentes deben tener el mismo diámetro nominal, dentro del 1% y deben ser cuidadosamente alineados.	Determinar en campo localización usando equipos calibrados. Verificar documentos del fabricante.	AGA 9 7.2.3.	1.0%	
					5.3	El medidor no debe ser instalado en lugares donde los niveles de frecuencia puedan alcanzar la frecuencia natural del medidor.	Realizar inspección en campo.	AGA 9 7.1.2.	1.0%	
5					5.4	Los cordones de soldadura deben ser pulidos hasta alcanzar un diámetro interno de la tubería.	Verificar documentos de montaje y/o realizar inspección en campo	AGA 9 7.2.3.	1.0%	
					5.5	Los empaques o caras de la brida no deben invadir el área de flujo en mas del 1% del diámetro interno.	Verificar documentos de montaje y/o realizar inspección en campo	AGA 9 7.2.3.	1.0%	
					5.6	El termopozo debe estar entre 2D y 5D aguas abajo del medidor.	Realizar inspección en campo.	AGA 9 7.2.5.	1.0%	
					5.7	Se recomienda la instalación de un acondicionador de flujo para disminuir severos disturbios del perfil de flujo aguas arriba del medidor.	Verificar documentos de montaje y/o realizar inspección en campo	AGA 9 7.2.6.	1.0%	
					5.8	La acumulación de depósitos debido a mezcla de suciedades, condensados y/o aceite lubricante debe ser evitado.	Realizar inspección en campo. Periodicidad de acuerdo a la calidad del gas a medir	AGA 9 7.2.7.	1.0%	
					5.9	Las líneas manométricas deben cumplir con lo dispuesto en el API MPMS Capítulo 21.1, numeral 1.7.2 en cuenta respecta a: diámetro interno uniforme, pendiente de un pie por pulgada hacia el elemento primario, válvulas de bloqueo tipo full port, longitud mínima, ausencia de fugas, condiciones de pulsación eliminadas.	Inspección campo.	API MPMS 21.1 1.7.2	1.0%	
					5.10	El elemento sensor debe hacer contacto con el fondo del termopozo, en caso contario, debe existir un liquido conductor. La sección de inmersión del termopozo instalado en la tubería, debe estar entre 1/2 y 3/4 del diámetro del tubo. El área externa del termopozo localizado dentro del tubo de medición, debe estar libre de elementos extraños (Ej. suciedad)	Realizar inspección en campo. Hacer medición de longitudes.	API RP 551 - 5.2.1	1.0%	

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GESTION DE MEDICION Y CONTABILIZACION
DEPARTAMENTO DE MEDICION Y CONTABILIZACION

						ELEMENTO SECUNDARIO - PRESIÓN ESTÁTICA Y TEMPERATURA				
6					6.1	Los transmisores / transductores de presión y temperatura deben trabajar dentro los límites expresados por el fabricante. El rango del transmisor configurado en campo se encuentra dentro del rango operacional del sistema.	Verificación en campo de la temperatura y presión operacional según datos históricos registrados en el computador de flujo.	API 21.1. 1.7.1	1.5%	**3.0%**
					6.2	El proceso de calibración debe garantizar la evaluación del comportamiento del transmisor. La calibración de los sistema de medición de presión y temperatura debe realizarse con patrones que posean certificados de calibración vigentes.	Verificar el proceso de calibración de la variable, determinar error, linealidad, repetibilidad e histéresis. Existencia de formatos, archivo de actas de calibración, procedimientos escritos, frecuencia de verificación. Verificar certificados de calibracion de los patrones usados en la calibración: fecha, exactitud y trazabilidad.	API 21.1. 1.8.3.	1.5%	
						COMPUTADOR DE FLUJO				
7					7.1	Para medidores lineales: La mínima frecuencia de muestreo para una entrada dinámica debe ser de cinco segundos.	Evaluar la información del computador de flujo y verificar el cumplimiento de la normatividad vigente	API 21.1. 1.4.3.1	1.5%	**11.0%**
						Promedio mínimo cada hora de la presión y temperatura. Registro máximo de una hora de las cantidades totales corregidas y no corregidas. Fecha y hora de todos los promedios y totales.		API 21.1. 1.5.2.1.1.	1.0%	
						Meter factor y/o k-factor, y la calibración del span de los sistemas de medición de presión y temperatura.		API 21.1. 1.5.2.1.2.	1.0%	
						Archivo electrónico que incluya mínimo: "as found" y "as left" de los sistemas de medición de presión, temperatura, k-factor y meter factor. Completo resumen de todas las alarmas y condiciones de error que afecten la medición.		API 21.1. 1.5.2.1.4.	1.5%	
						Almacenamiento cronológico de todos los eventos que deben ser archivados.		API 21.1. 1.5.2.1.4.	1.0%	
					7.2	El computador debe ser capaz de realizar un audit trail que compile suficiente información para propósitos de verificación diaria y por hora de la cantidad medida.	Proceder a bajar registros históricos hora-hora y dia-dia y analizar su variación y la presencia de fallas y datos fuera de rango.	API 21.1. 1.6.1	1.5%	
					7.3	Configuración de variables fijas y volátiles para determinar el flujo medido.	Revisar que los datos configurados para el calculo de flujo estén acordes con lo exigido en la norma.	API 21.1. 1.6.4	1.0%	
					7.4	La batería back up debe existir y encontrarse en buenas condiciones.	Revisar la existencia y condición de la alimentación de emergencia	API 21.1. 1.9.6.1	0.5%	
						Seguridad de acceso al sistema.	Verificar la instalación de sellos de seguridad, clase de sello, punto de instalación, manejo y numeración.	API 21.1. 1.9.2.1	1.5%	
						Puesta a tierra.	Verificar la instalación a tierra, estado y localización.	NTC 2050 Art 725-6	0.5%	
						MEDICIÓN DE CANTIDADES DE ENERGÍA Y CALIDAD EN PUNTOS DE ENTRADA				
8					8.1	Para determinar la Medición de las Cantidades de Energía y la Calidad del Gas en Puntos de Entrada el productor debe disponer a su costo de todos los equipos para medir el volumen y la calidad. El transportador será el responsable de la medición en línea para determinar la cantidad de energía y verificar la calidad del gas en los puntos de entrada al sistema de transporte.	Verificar en campo la instalacion de los equipos de cromatografia, humedad, dew point de hidrocarburos, H2S y azufre total, evaluar su comportamiento y sus programas de verificación. Determinar la tecnología a usar en los diferentes equipos de control de calidad del gas.	RUT RES. 041 / 2008 5.2.1	2.0%	**2.0%**
						MEDICIÓN Y ASIGNACIÓN DE CANTIDADES DE ENERGÍA EN PUNTOS DE SALIDA				
9					9.1	La determinación de las cantidades de energía y la calidad del gas en los puntos de salida se establecerá de acuerdo con las especificaciones, periodicidad y metodología de monitoreo que acuerden mutuamente el remitente y el transportador.	Verificar la confiabilidad de la medición de acuerdo a las condiciones acordadas entre el remitente y el transportador.	RES. 071 / 1999 5.2.3	2.0%	**2.0%**

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						MEDICIÓN VOLUMÉTRICA				
10					**10.1**	El volumen de gas natural entregado y tomado del sistema de transporte es el calculado por el transportador a condiciones estándar a partir de las variables determinadas por los equipos oficiales de la medición, debidamente calibrados, empleando los métodos de cálculo establecidos por el fabricante en los manuales especificos para cada tipo de medidor y las recomendaciones AGA.	Verificar en campo la configuración del computador de flujo y los procedimientos de calibracion realizados para garantizar la confiabilidad en la medición.	RES. 071 / 1999 5.3	2.0%	**2.0%**
						MEDICIÓN OTRAS VARIABLES				
					11.1	La supercompresilidad del gas será determinada por el Transportador utilizando la metodología establecida por la AGA (American Gas Association) en el "Manual for Determination of Supercompressibility Factors for Natural Gas"; ultima edición.	Verificar configuración en campo	RUT RES. 041 / 2008 5.4.3.	1.0%	
11					**11.2**	Para determinar la presión absoluta se utilizará la presión atmosférica del sitio donde este el medidor. Se detetminará a partir de: barómetro electrónico,información del IDEAM o aplicando la ecuación del AGA 7 del 2006 Apéndice B.	Verificar configuración en campo	RUT RES. 041 / 2008 5.4.2.	1.0%	**3.0%**
					11.3	El poder calorífico y la densidad relativa del gas entregado en los puntos de entrada y salida del Sistema Nacional de Transporte será establecido por el Transportador mediante mediciones de composición de gas a través de cromatógrafos en situ o por muestreo.	Verificar configuración en campo	RUT RES. 041 / 2008 5.4.4. / 5.4.5.	1.0%	
						PRECISIÓN, ACCESO Y CALIBRACIÓN DE EQUIPOS DE MEDICIÓN				
					12.1	El porcentaje de variación de cualquier equipo de medición de las variables del proceso de flujo de gas (presión estática y temperatura) está dentro del margen de error de ±1%.	Verificar resultados de calibración en campo.	RUT RES. 071 / 1999 5.5.1.	0.5%	
12					**12.2**	El porcentaje de variación de cualquier equipo de medición para determinar la densidad realativa y el poder calorífico bruto, está dentro del margen de error de (±1%)	Verificar resultados de calibración en campo.	RUT RES. 071 / 1999 5.5.1.	0.5%	**2.5%**
					12.3	El error combinado de los diferentes equipos involucrados en la medición no debe ser mayor de ±1%	Verificar resultados de calibración en campo.	RUT RES. 071 / 1999 5.5.1.	0.5%	
					12.4	La exactitud del sistema de medición será verificada por el transportador a intervalos pactados contractualmente entre las partes.	Verificar resultados de calibración en campo.	RUT RES. 041 / 2008 5.5.3.2	1.0%	
						BUENAS PRÁCTICAS METROLÓGICAS				
					13.1	Si el medidor y la electrónica asociada están expuestos a la luz solar directa, se recomienda instalar protección.	Realizar inspección en campo.	AGA 9 3.3.	0.5%	
					13.2	Operar el medidor a 2 velocidades tan bajas como 2 ft/seg, puede incurrir en incertidumbre en la medición por gradientes térmicos a través de la tubería.	Verificar condiciones operacionales con registros históricos	AGA 9 3.4.	1.0%	
13					**13.3**	El sistema debería contener una función "wacht-dog-timer" para asegurar la restauración automática de la SPU en caso de un evento de falla.	Verificar configuración SPU	AGA 9 4.5.1.	1.0%	
					13.4	Una función de cutt-off debería estar provista para marcar flujo cero por debajo de un valor mínimo.	Verificar configuración SPU	AGA 9 4.5.2.	1.0%	
					13.5	Todas las señales de salida deberian estar puestas a tierra.	Realizar inspección en campo.	AGA 9 4.5.2.	0.5%	
					13.6	El grado de protección y cableado del SPU debería cumplir con los requisitos de seguridad Clase 1 División 2, grupo D, área peligrosa como mínimo.	Realizar inspección en campo.	AGA 9 4.5.3.	0.5%	

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GESTION DE MEDICION Y CONTABILIZACION
DEPARTAMENTO DE MEDICION Y CONTABILIZACION

						PRUEBA DE CERO FLUJO				
14					14.1	El diagnóstico "performance" por trayectoria deberia ser del 100%	Verificar registros históricos, archivos y documentos de condiciones operacionales del medidor	AGA 9 6.3	2.0%	2.0%
						INCERTIDUMBRE DE LA MEDICION				
15					15.1	La incertidumbre expandida asociada a la medición de caudal o volumen del gas bajo las condiciones típicas de operación debería ser inferior ±1% de acuerdo con las prácticas internacionales.	Evaluar información suministrada por el fabricante y exigida por la norma.	B.P.M.	1.0%	3.0%
					15.2	La incertidumbre expandida asociada a la medición de energía bajo las condiciones típicas de operaciondeberia ser inferior al ±1,15% de acuerdo con las prácticas internacionales.	Evaluar información suministrada por el fabricante y exigida por la norma.	B.P.M.	1.0%	
15					15.3	El error máximo del sistema de medición de temperatura considerando la incertidumbre, debería ser menor al especificado por el fabricante, el contrato o en su defecto, por la reglamentación vigente.	Verificar resultados de verificación del sensor y transmisor de temperatura	API RP 551 - 5.2.1	1.0%	
						CALIDAD Y MUESTREO				
16					16.1	El poder calorífico bruto en base seca del gas natural es mínimo 35.4 MJ/m3 (950 BTU/pie3); máximo: 42.8 MJ/m3 (1150 BTU/pie3	Norma ASTMD1826-88 Equipo de Calorimetria continuo	RUT	1.5%	15.5%
					16.2	El contenido de ácido sulfhídrico (H2S) en gas natural como máximo es 6.0 mg/m3 o 4.3 ppm	Norma ASTM D4810 Equipo de análisis continúo.	RUT	1.5%	
					16.3	El contenido de azufre total (S) en gas natural como máximo es 23 mg/m3 o 17.5 ppm	Norma ASTM D4468. Equipo de análisis continúo.	RUT	1.5%	
					16.4	El contenido de Bióxido de carbono en gas natural como máximo es 2 % Volumen	Norma ASTM D1945-03. Equipo de cromatografía	RUT	1.5%	
					16.5	El contenido de humedad (H2O) en gas natural como máxima es 97mg/m3 (6.0 lb/MMPCS)?	Norma ASTM D5454 y ASTM D1142 Equipos portátiles o continúos	RUT	1.5%	
					16.6	El contenido de inertes (Nitrógeno + Bióxido de carbono) en gas natural como máximo es 5 % Volumen	Norma ASTM D1945-03. Equipo de cromatografía	RUT	1.5%	
					16.7	El gas se encuentra libre de material sólido como polvo y gomas.	Inspección visual mediante muestreo.	RUT	1.0%	
					16.8	El gas se encuentra libre de hidrocarburos líquidos.	Metodología de espejo enfriado	RUT	1.0%	
					16.9	El punto de muestreo se encuentra localizado en punto que garantiza representatividad.	Verificar en campo la localización del punto de muestreo, la profundidad de la sonda, y la línea de conducción al analizador.	GPA 2166	1.5%	
					16.10	Para el muestreo del gas natural se toma como referencia el método internacional 2166-86 expedido por la Gas Processorrs Asociación (GPA)	Evaluar cumplimiento de la normativa mediante inspección en campo.	GPA 2166	1.5%	
					16.11	Para el muestreo del gas natural se utilizan analizadores en línea o equipos portÁtiles.	Verificación en campo.	RUT	1.5%	
						GESTIÓN Y NORMATIVA CORPORATIVA				
17					17.1	Verificar que la alta dirección y/o el representante haga cumplir el ciclo PHVA a los indices de gestión de los sistemas de medición de gas.	Se evidencian registros de seguimiento a los planes de acción de los Sistemas de Medición.	SGC	1.0%	3.0%
					17.2	Verificar la existencia de un programa de inspeciones internas y auditorias externas que determinen las no conformidades que afecten la confiabilidad del sistema de medición.	Evidenciar copia de la ultima auditoria, con el respectivo seguimiento y cumplimiento de las acciones de mejoramiento.	SGC	1.0%	
					17.3	Verificar la disponibilidad de las normas actualizadas , procedimientos e instructivos relacionadas con la instalación, operación y mantenimiento de los sistemas de medición de gas. Se incluyen las normas AGA, Resoluciones CREG, Decretos de Metrologia y estándares de calidad.	Verificar si existe divulgación de las normas. Revisar los históricos de divulgación.	SGC	1.0%	
						CAPACITACIÓN Y COMPETENCIA DEL PERSONAL				
18					18.1	Verificar la competencia e idoneidad del personal que realiza las actividades de calibración/verificación y seguimiento operacional del sistema de medición. Se incluye el personal asignado como supervisor de las actividades,los registros de capacitacion y planes a futuro.	Verificar los documentos que certifiquen el nivel de conocimiento y la competencia del personal encargado de los Sistemas de Medición. Verificar registros históricos de la participación del personal en programas de desarrollo en medición de calidad y cantidad de GN.	SGC	3.0%	3.0%
						TOTAL NIVEL DE CUMPLIMIENTO				100.0%

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ANEXO 2,6 ECP-VSM-M-001-023-2010
FORMATO DE CALIFICACIÓN IGSM- MEDICION DINAMICA (Turbinas) GAS NATURAL

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ANEXO 2.6 ECP-VSM-M-023

Vicepresidencia (especificar)

Gerencia (especificar)

NOMBRE DEL PUNTO DE TRANSFERENCIA DE CUSTODIA INSPECCIONADO

DETECCIÓN DE OPORTUNIDADES DE MEJORAMIENTO

FECHA DE LA INSPECCIÓN (DD/MM/AAAA)

ÍTEM No.	Dirección	Coordinación	Mantenimiento	Operación		LISTA DE VERIFICACIÓN			PESO POR PRUEBA	PESO POR ÍTEM
	D	C	M	D		ASPECTO	PRUEBAS OBJETIVAS SOLICITADAS POR EL INSPECTOR (basadas en la lista de verificación)	RESOLUCIÓN NORMA		
						GAS NATURAL -MEDIDOR TIPO TURBINA				
						CONDICIONES DE OPERACIÓN Y DESEMPEÑO				
1					1.1	La presión de operación,La temperatura del fluido y el caudal de operación deben estar dentro de los limites dados por el fabricante.	Verificar las condiciones operacionales de presión registradas en el computador de flujo y compararlas con las especificaciones de la turbina.	AGA 7 3.2.	1.0%	3.0%
					1.2	La turbina debe cumplir los siguientes requisitos de la norma -Repetibilidad: ±0,2% de Qmin a Qmax -Máximo error pico a pico> 1,0% arriba del Qt -Error máximo: ±1,0% de Qt a Qmax y ±1,5% de Qmin a Qt	Comparar los resultados de la calibración de la turbina en banco de prueba certificado con los requerimientos de la norma.	AGA 7 5.1.	1.0%	
					1.3	El medidor debe poseer orificio de restricción para evitar sobre-velocidad en la turbina.y los amortiguadores de flujo pulsante instalados entre la fuente y el medidor deben ser instalados en caso de presentarse este fenómeno.	Verificar en campo accesorios que ocasionen sobre-velocidad en la turbina por despresurización.	AGA 7 7.3	1.0%	
						CONDICIONES DE LA INSTALACIÓN				
2					2.1	Los medidores tipo turbina diseñados de acuerdo a las especificaciobes de la norma	Verificar especificación de la turbina y la dirección de la instalación.	AGA 7 7.1.1. Y 7.1.2.	2.0%	11.5%
					2.2	Los tubos deben estar alineados concéntricamente. Y Los empaques no deben proyectarse en el área de flujo	Verificar alineación de la turbina con las bridas de conexión con equipo calibrado.	AGA 7 7.1.3.	2.0%	
					2.3	El termopozo debe estar localizado aguas abajo del medidor	Determinar la localizacion del termopozo, verificar cumplimiento de distancia según la norma.	AGA 7 7.1.5.	1.0%	
					2.4	La toma de presión provista por el fabricante en el cuerpo del medidor será usada como punto para sensar la presión estática.	Verificar el punto de toma de presión en campo.	AGA 7 7.1.6.	1.0%	
					2.5	El acondicionador de flujo debe ser instalado aguas arriba del medidor. Si corresponde a un rectificador de 19 tubos, este debe cumplir con los requisitos establecidos en el Reporte AGA 3-2003, numeral 2.5.5	Determinar el diseño del rectificador de flujo instalado. Verificar su correcta aplicación.	AGA 7 7.1.7.1.	1.0%	
					2.6	La longitudes aguas arriba,aguas abajo , del medidor al rectificador de flujo debe debe cumplir con las especificaciones de la norma	Determinar en campo localización usando equipos calibrados.	AGA 7 7.2.2.1.	2.5%	
					2.7	La rugosidad interna d ela tubería aguas arriba como aguas abajo es del tipo comercial. Y Cualquier válvula inmediatamente aguas arriba del sistema de medición debe estar completamente abierta.	Verificar con documentos de construcción el tipo de tubería instalada y rugosidad interna.	AGA 7 7.2.2.1.	2.0%	

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						SISTEMAS DE MEDICIÓN DE PRESIÓN ESTÁTICA - LÍNEAS MANOMÉTRICAS				
3					3.1	No se debe utilizar la línea manométrica para usos diferentes a medir la presión estática, no debe existir conexión múltiple.	Inspección en campo.	MPMS 21.1 1.7.2	2.0%	10.0%
					3.2	El diámetro interno y la longitud de la linea manométrica deben cumplir con las especificaciones de la norma.	Inspección en campo.	MPMS 21.1 1.7.2	2.0%	
					3.3	El diseño de la línea manométrica, debe contar con válvulas de bloqueo tipo full-port, diámetro interno igual al diámetro del tubing.	Inspección en campo.	MPMS 21.1 1.7.2	2.0%	
3					3.4	La línea manométrica no debería estar expuesta a vibraciones externas y No deben existir fugas entre la toma de presión y el transmisor	Inspección en campo.	MPMS 21.1 1.7.2	2.0%	
					3.5	La línea manométrica deben poseer una pendiente que impida la acumulación de condensados: un pie por pulgada.	Inspección en campo.	MPMS 21.1 1.7.2	2.0%	
						ELEMENTO SECUNDARIO - PRESIÓN ESTÁTICA				
4					4.1	El transmisor / transductor de presión debe trabajar dentro los limites expresados por el fabricante.	Verificación en campo de la presión operacional según datos históricos registrados en el computador de flujo.	API 21.1. 1.7.1	2.0%	6.0%
					4.2	El rango del transmisor configurado en campo se encuentra dentro del rango operacional del sistema.	Verificación en campo de la presión operacional según datos históricos registrados en el computador de flujo.	API 21.1. 1.7.1	2.0%	
					4.3	El proceso de calibración debe garantizar la evaluación del comportamiento del transmisor y La calibración del sistema debe realizarse con patrones que posean certificados de calibración vigentes.	Verificar el proceso de calibración de la variable presión estática, determinar error, linealidad, repetibilidad e histéresis. Existencia de formatos, archivo de actas de calibración, procedimientos escritos, frecuencia de verificación.	API 21.1. 1.8.3.	2.0%	
						SISTEMA DE MEDICIÓN DE TEMPERATURA				
5					5.1	El elemento sensor debe hacer contacto con el fondo del termopozo, en caso contario, debería existir un liquido conductor.	Realizar inspección en campo.	API RP 551 - 5.2.1	1.0%	3.0%
					5.2	El error máximo del sistema de medición de temperatura considerando la incertidumbre, debe ser menor al especificado por el fabricante, el contrato o en su defecto, por la reglamentación vigente.	Verificar resultados de verificación del sensor y transmisor de temperatura	API RP 551 - 5.2.1	1.0%	
					5.3	El área externa del termopozo localizado dentro del tubo de medición, debe estar libre de elementos extraños (Ej. Suciedad) y la sección de inmersión del termopozo instalado en la tubería, debe estar entre un 1/2 y 3/4 del diámetro del tubo.	Realizar inspección en campo.	API RP 551 - 5.2.1	1.0%	
						ELEMENTO SECUNDARIO - TEMPERATURA				
6					6.1	El transmisor / transductor de temperatura debe trabajar dentro los limites expresados por el fabricante.	Verificación en campo de la temperatura operacional según datos históricos registrados en el computador de flujo.	API 21.1. 1.7.1	2.0%	6.0%
					6.2	El rango del transmisor configurado en campo se encuentra dentro del rango operacional del sistema.	Verificación en campo de la temperatura operacional según datos históricos registrados en el computador de flujo.	API 21.1. 1.7.1	2.0%	
					6.3	El proceso de calibración debe garantizar la evaluación del comportamiento del transmisor y realizarse con patrones que posean certificados de calibración vigentes.	Verificar el proceso de calibración de la variable presión estática y diferencial, determinar error, linealidad, repetibilidad e histéresis. Existencia de formatos, archivo de actas de calibración, procedimientos escritos, frecuencia de verificación.	API 21.1. 1.8.3.	2.0%	

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						COMPUTADOR DE FLUJO				
7					7.1	Para medidores lineales el computador de flujo debe cumplir los siguientes requisitos de la norma: - La mínima frecuencia de muestreo para una entrada dinámica debe ser de cinco segundos. -Promedio mínimo cada hora de la presión y temperatura. -Registro máximo de una hora de las cantidades totales corregidas y no corregidas. -Fecha y hora de todos los promedios y totales. -Meter factor y/o k-factor, y la calibración del span de los sistemas de medición de presión y temperatura. - Archivo electrónico que incluya mínimo: "as found" y "as left" de los sistemas de medición de presión, temperatura, k-factor y meter factor. -Completo resumen de todas las alarmas y condiciones de error que afecten la medición. -Almacenamiento cronológico de todos los eventos que deben ser archivados	Evaluar la información del computador de flujo y verificar el cumplimiento de la normatividad vigente	API 21.1. 1.4.3.1 y 1.5.2.1.1.	3.0%	6.0%
					7.2	El computador debe ser capaz de realizar un audit trail que compile suficiente información para propósitos de verificación diaria y por hora de la cantidad medida.Configuración de variables fijas y volátiles para determinar el flujo medido. La batería de back up debe existir y encontrarse en buenas condiciones. Seguridad de acceso al sistema y tener puesta a tierra .	Proceder a bajar registros históricos hora-hora y día-día y analizar su variación y la presencia de fallas y datos fuera de rango.Revisar que los datos configurados para el calculo de flujo estén acordes con lo exigido en la Norma. Verificar la instalación de sellos de seguridad, clase de sello, punto de instalación, manejo y numeración	API 21.1. 1.6.1, y 1.6.4	3.0%	
						MEDICIÓN Y ASIGNACIÓN DE CANTIDADES DE ENERGÍA EN PUNTOS DE SALIDA				
8					8.1	La determinación de las cantidades de energía y la calidad del gas en los puntos de salida se establecerá de acuerdo con las especificaciones, periodicidad y metodología de monitoreo que acuerden mutuamente el transportador y el remitente.	Verificar la confiabilidad de la medición de acuerdo a las condiciones acordadas entre el remitente y el transportador.	RES. 071 / 1999 5.2.3.	3.0%	3.0%
						MEDICIÓN VOLUMÉTRICA				
9					9.1	El volumen de gas natural entregado y tomado del sistema de transporte es el calculado por el transportador a condiciones estándar a partir de las variables determinadas por los equipos oficiales de la medición, debidamente calibrados, empleando los métodos de cálculo establecidos por el fabricante en los manuales específicos para cada tipo de medidor y las recomendaciones AGA.	Verificar en campo la configuracion del computador de flujo y los procedimientos de calibracion realizados para garantizar la confiabilidad en la medición.	RES. 071 / 1999 5.3	6.0%	6.0%
						MEDICIÓN OTRAS VARIABLES				
10					10.1	La supercompresibilidad del gas será determinada por el Transportador utilizando la metodología establecida por la AGA (American Gas Association) en el "Manual for Determination of Supercompressibility Factors for Natural Gas"; última edición.	Verificar configuración en campo	RUT RES. 041 / 2008 5.4.3.	2.0%	6.0%
					10.2	Para determinar la presión absoluta se utilizará la presión atmosférica del sitio donde este el medidor. Se detetminará a partir de: barómetro electrónico,información del IDEAM o aplicando la ecuación del AGA 7 del 2006 Apéndice B.	Verificar configuración en campo	RUT RES. 041 / 2008 5.4.2.	2.0%	
10					10.3	El poder calorífico y la gravedad específica del gas entregado en los puntos de entrada y salida del Sistema Nacional de Transporte será establecido por el Transportador mediante mediciones de composición de gas a través de cromatógrafos en situ o por muestreo.	Verificar configuración en campo	RUT RES. 041 / 2008 5.4.4. / 5.4.5.	2.0%	

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					PRECISIÓN, ACCESO Y CALIBRACIÓN DE EQUIPOS DE MEDICIÓN					
11				11.1	El porcentaje de variación de cualquier equipo de medición de las variables del proceso de flujo de gas (presión estática y temperatura) esta dentro del margen de error de ±1%.	Verificar resultados de calibración en campo.	RUT RES. 071 / 1999 5.5.1.	2.0%	5.0%
					11.2	El porcentaje de variación de cualquier equipo de medición para determinar la gravedad especifica y el poder calorifico bruto, esta dentro del margen de error de (±1%)	Verificar resultados de calibración en campo.	RUT RES. 071 / 1999 5.5.1.	1.0%	
					11.3	El error combinado de los diferentes equipos involucrados en la medición no debe ser mayor de ±1%	Verificar resultados de calibración en campo.	RUT RES. 071 / 1999 5.5.1.	1.0%	
					11.4	La exactitud del sistema de medición será verificada por el transportador a intervalos pactados contractualmente entre las partes.	Verificar resultados de calibración en campo.	RUT RES. 041 / 2008 5.5.3.2	1.0%	
						BUENAS PRÁCTICAS METROLÓGICAS				
12					12.1	El medidor debería operar dentro del rango de la composición de mezcla de gas natural, establecido en el reporte AGA 8.	Verificar la configuración de la composición del gas a medir.	AGA 7 3.1	1.0%	9.0%
					12.2	El medidor y las secciones de tubería adyacente deberían tener el mismo diámetro nominal, pero puede ser de cedula diferente.	Verificar dibujos de montaje y/o verificación en campo.	AGA 7 7.1.3	1.0%	
					12.3	La superficie interna tanto del medidor como de los tubos de medición deberían estar limpios y libres de cualquier deposito que puede afectar el área de flujo.	Verificación periodica de las condiciones internas del sistema	AGA 7 7.1.4	1.0%	
					12.4	Los cordones de soldadura deberían estar pulidos hasta el diámetro interno del tubo.	Verificar certificados de montaje y/o verificación en campo.	AGA 7 7.1.4	1.0%	
					12.5	El termopozo es generalmente instalado entre uno (1) y cinco (5) diámetros aguas abajo del medidor.	Verificación en campo.	AGA 7 7.1.5	1.0%	
					12.6	Los filtros deberían estar limpios para un óptimo desempeño.	Verificación en campo.	AGA 7 7.2.2.1	1.0%	
					12.7	Las vibraciones externas deberían ser evitadas.	Verificación en campo.	AGA 7 7.3.2	1.0%	
					12.8	Se recomienda que el sistema posea válvula de presurización para evitar daños a la turbina.	Verificación en campo.	AGA 7 7.5.3.1	1.0%	
					12.9	Se debería contar con un programa optimo de inspección visual y mantenimiento (limpieza y lubricación). El programa debería ser a intervalos suficientemente frecuentes para prevenir daños y garantizar confiabilidad.y debe contemplar a prueba de spin time test.	Verificar registros históricos de inspección interna, establecer condiciones y determinar periodicidad.	AGA 7 8	1.0%	
						INCERTIDUMBRE DE LA MEDICION				
13					13.1	La incertidumbre expandida asociada a la medición de caudal o volumen del gas bajo las condiciones típicas de operación debe ser inferior ±1% de acuerdo con las prácticas internacionales.	Evaluar información suministrada por el fabricante y exigida por la norma.	B.P.M.	2.0%	4.0%
					13.2	La incertidumbre expandida asociada a la medición de energía bajo las condiciones típicas de operación debe ser inferior al ±1,15% de acuerdo con las prácticas internacionales.	Evaluar información suministrada por el fabricante y exigida por la norma.	B.P.M.	2.0%	

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						CALIDAD Y MUESTREO				
14					14.1	El poder calorífico bruto en base seca del gas natural es mínimo 35,4 MJ/m³ (950 BTU/pie³); máximo: 42,8 MJ/m³ (1150 BTU/pie³).	Norma ASTMD1826-88. Equipo de Calorimetría continuo.	RUT	1.5%	15.5%
					14.2	El contenido de ácido sulfhídrico (H_2S) en gas natural como máximo es 6,0 mg/m³ o 4.3 ppm	Norma ASTM D4810. Equipo de análisis continuo.	RUT	1.5%	
					14.3	El contenido de azufre total (S) en gas natural como máximo es 23 mg/m³ o 17,5 ppm	Norma ASTM D4468. Equipo de análisis continuo.	RUT	1.5%	
					14.4	El contenido de Bióxido de carbono en gas natural como máximo es 2% volumen	Norma ASTM D1945-03. Equipo de cromatografía.	RUT	1.5%	
					14.5	El contenido de humedad (H_2O) en gas natural como máxima es 97mg/m³ (6.0 lb/MMPCS).	Norma ASTM D5454 y ASTM D1142. Equipos portátiles o continuos.	RUT	1.5%	
					14.6	El contenido de inertes (Nitrógeno + Bióxido de carbono) en gas natural como máximo es 5 % volumen	Norma ASTM D1945-03. Equipo de cromatografía.	RUT	1.5%	
					14.7	El gas se encuentra libre de material sólido como polvo y gomas.	Inspección visual mediante muestreo.	RUT	1.0%	
					14.8	El gas se encuentra libre de hidrocarburos líquidos.	Metodología de espejo enfriado.	RUT	1.0%	
					14.9	El punto de muestreo se encuentra localizado en punto que garantiza representatividad.	Verificar en campo la localización del punto de muestreo, la profundidad de la sonda, y la línea de conducción al analizador.	GPA 2166	1.5%	
					14.10	Para el muestreo del gas natural se toma como referencia el método internacional 2166-86 expedido por la Gas Processorrs Asociación (GPA).	Evaluar cumplimiento de la normativa mediante inspección en campo.	GPA 2166	1.5%	
					14.11	Para el muestreo del gas natural se utilizan analizadores en línea o equipos portatiles	Verificación en campo.	RUT	1.5%	
						GESTION Y NORMATIVA CORPORATIVA				
15					15.1	Verificar que la alta dirección y/o el representante haga cumplir el ciclo PHVA a los índices de gestión de los sistemas de medición de gas.	Se evidencian registros de seguimiento a los planes de acción de los Sistemas de Medición.	SGC	1.0%	3.0%
					15.2	Verificar la existencia de un programa de inspeciones internas y auditorías externas que determinen las no conformidades que afecten la confiabilidad del sistema de medición.	Evidenciar copia de la ultima auditoria, con el respectivo seguimiento y cumplimiento de las acciones de mejoramiento.	SGC	1.0%	
					15.3	Verificar la disponibilidad de las normas actualizadas , procedimientos e instructivos relacionadas con la instalación, operación y mantenimiento de los sistemas de medición de gas. Se incluyen las normas AGA, Resoluciones CREG, Decretos de Metrología y estándares de calidad.	Verificar si existe divulgación de las normas. Revisar los históricos de divulgación.	SGC	1.0%	
						CAPACITACION Y COMPETENCIA				
16					16.1	Verificar la competencia e idoneidad del personal que realiza las actividades de calibración/verificación y seguimiento operacional del sistema de medición. Se incluye el personal asignado como supervisor de las actividades,los registros de capacitacion y planes a futuro	Verificar los documentos que certifiquen el nivel de conocimiento y la competencia del personal encargado de los Sistemas de Medición. Verificar registros históricos de la participación del personal en programas de desarrollo en medición de calidad y cantidad de GN.	SGC	3.0%	3.0%
						TOTAL NIVEL DE CUMPLIMIENTO				100.0%

El nivel de cumplimiento se obtiene por el método del semáforo, así: <60% (ROJO); entre 60% y 79% (AMARILLO) y ≥80% (VERDE).

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ANEXO 2,7 ECP-VSM-M-001-023-2010
FORMATO DE CALIFICACIÓN IGSM-MEDICION DINAMICA (Coriolis)
GAS NATURAL

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ANEXO 2.7 ECP-VSM-M-023

Vicepresidencia (especificar)

Gerencia (especificar)

NOMBRE DEL PUNTO DE TRANSFERENCIA DE CUSTODIA INSPECCIONADO

DETECCIÓN DE OPORTUNIDADES DE MEJORAMIENTO

FECHA DE LA INSPECCIÓN (DD/MM/AAAA)

ITEM No.	Dirección	Coordinación	Mantenimiento	Operación		LISTA DE VERIFICACIÓN			PESO POR PRUEBA	PESO POR ÍTEM
	D	C	M	D		ASPECTO	PRUEBAS OBJETIVAS SOLICITADAS POR EL INSPECTOR (basadas en la lista de verificación)	RESOLUCIÓN NORMA		
						GAS NATURAL -MEDIDOR CORIOLIS				
						CONDICIONES DE OPERACIÓN				
1					1.1	La presión de operación no debe exceder la presión máxima admisible del medidor y de las conexiones bridadas, dadas por el fabricante.	Verificar las condiciones operacionales de presión registradas en el computador de flujo y/o indicación local y compararlas con las especificaciones del medidor.	AGA 11 4.2	2.0%	6.0%
					1.2	La temperatura del fluido debe estar dentro de las especificaciones del fabricante y sobre el punto de rocio del fluido.	Verificar las condiciones operacionales de temperatura registradas en el sistema de medición y compararlas con los valores especificados para el medidor Coriolis.	AGA 11 4.3	2.0%	
					1.3	Caudal de operación debe estar dentro del alcance de medición establecido por el fabricante.	Verificar las condiciones operacionales de flujo volumétrico registrado en el computador de flujo y comparar con las especificaciones del medidor Coriolis.	AGA 11 4.4	2.0%	
						REQUISITOS DE DESEMPEÑO				
2					2.1	Repetibilidad: ±1.0% de Qmin a Qt Repetibilidad: ±0,5% de Qt a Qmax Máximo error pico a pico> 1,0% arriba del Qt Error máximo: ±1,0% de Qt a Qmax y ±1,5% de Qmin a Qt	Comparar los resultados de la calibración del medidor Corilolis en banco de prueba.	AGA 11 7.1	3.0%	3.0%
						CONDICIONES DE INSTALACIÓN				
3					3.1	Los medidores diseñados para flujo en una sola dirección, deben estar instalados en la dirección adecuada.	Verificar en campo la dirección de flujo y comparar con lo especificado por el fabricante del medidor Coriolis.	AGA 11 8.2.2	2.0%	22.5%
					3.2	La orientación de los tubos del sensor deben estar de acuerdo al tipo de fluido a medir, para el caso de gas hacia arriba.	Verificar en campo la correcta orientación del sensor Coriolis..	AGA 11 8.2.5	2.0%	
					3.3	Los tubos deben estar alineados con la tubería concéntricamente y no presentar esfuerzos por causa de la instalación.	Verificar alineación del medidor Coriolis con las	AGA 11 8.2.4	1.0%	
					3.4	Los empaques no deben proyectarse en el área de flujo	Verificar en campo la colocación del empaque en las bridas de conexión.	AGA 11 8.2.3	1.0%	
					3.5	El medidor debe disponer de placa de identificación donde se consigne la información fundamental.	Verificar en campo la existencia de la placa de identificación del sensor Coriolis.	AGA 11 5.2.6	0.5%	
					3.6	El medidor debe disponer corte por bajo flujo de acuerdo a lo especificado por el fabricante	Verificar en campo el corte de bajo flujo especificado para el tamaño del medidor Coriolis.	AGA 11 5.3.3	2.0%	
					3.7	Instalación de conexión a tierra	Verificar en campo la conexión a tierra, su instalación y datos de resistividad tomados con anterioridad.	AGA 11 5.3.3	1.0%	

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ecopetrol

GESTION DE MEDICION Y CONTABILIZACION DEPARTAMENTO DE MEDICION Y CONTABILIZACION

	3.8	El medidor Coriolis debe instalarse en ambientes donde la temperatura se encuentre en el rango de -25oC a 55oC	Determinar en campo las condiciones ambientales del sitio de instalación, verificar fuentes de alta temperatura cercanas al medidor.	AGA 11 8.1.1	2.0%	
	3.9	El medidor debe instalarse en lugares libres de vibración.	Verificar en campo la presencia de vibración cercana a la frecuencia natural de los sensores del medidor Coriolis.	AGA 11 8.1.2	3.0%	
	3.10	El medidor no debe estar expuesto a ruidos eléctricos.	Determinar en campo la presencia de fuentes que	AGA 11 8.1.3	3.0%	
3	3.11	La configuración del sistema debe estar acorde con lo especificado por el fabricante del medidor Coriolis.	Determinar en campo la configuración del transmisor y comparar con los datos de placa y del fabricante contenidos en el certificado de calibración.	AGA 11 8.2.1	2.0%	
	3.12	La instalación del medidor debe facilitar la ejecución de la prueba a cero flujo, lo más recomendable es un by-pass.	Verificar en campo las facilidades requeridas para realizar la prueba de cero flujo.	AGA 11 9.1	3.0%	
		ELEMENTOS DE COMPENSACIÓN PRESIÓN Y TEMPERATURA				
4	4.1	La instalación de un medidor de presión en la línea de flujo puede ser instalado para compensar la operación del sensor por esta variable.	Verificación en campo la correcta instalación de la señal de presión estática.	AGA 11 3.1.2.5	1.0%	**2.0%**
	4.2	La instalación de un medidor de temperatura en la línea de flujo puede ser instalado para compensar la temperatura del tubo sensor y la estructura o casing del sensor.	Verificación en campo la correcta instalación de la señal de temperatura.	AGA 11 3.1.2.5	1.0%	
		COMPUTADOR DE FLUJO				
5	5.1	Para medidores lineales: La mínima frecuencia de muestreo para una entrada dinámica debe ser de cinco segundos.	Evaluar la información del computador de flujo y verificar el cumplimiento de la normatividad vigente.	API 21.1 1.4.3.1	2.0%	**22.0%**
		Promedio mínimo cada hora de la presión y temperatura. Registro máximo de una hora de las cantidades totales corregidas y no corregidas. Fecha y hora de todos los promedios y totales.		API 21.1 1.5.2.1.1	2.0%	
	5.1	Registros de cantidad de gas acumulada por periodos contractuales.	Evaluar la información del computador de flujo y verificar el cumplimiento de la normatividad vigente.	API 21.1 1.5.2.1.1	2.0%	
		Archivo electrónico que incluya mínimo: "as found" y "as left" de los sistemas de medición de presión, temperatura, k-factor y meter factor. Completo resumen de todas las alarmas y condiciones de error que afecten la medición.		API 21.1 1.5.2.1.4	2.5%	
		Reportes diarios que indiquen los momentos de cero flujo.		API 21.1 1.5.2.1.4	3.0%	
		Almacenamiento cronológico de todos los eventos que deben ser archivados.		API 21.1 1.5.2.1.4	2.0%	
	5.2	El computador debe ser capaz de realizar un audit trail que compile suficiente información para propósitos de verificación diaria y por hora de la cantidad medida.	Proceder a bajar registros históricos hora-hora y día-día y analizar su variación y la presencia de fallas y datos fuera de rango.	API 21.1 1.6.1	3.0%	
	5.3	Configuración de variables fijas y volátiles para determinar el flujo medido.	Revisar que los datos configurados para el cálculo de flujo estén acordes con lo exigido en la norma.	API 21.1 1.6.4	2.0%	
5	5.4	La batería back up debe existir y encontrarse en buenas condiciones.	Revisar la existencia y condición de la alimentación de emergencia.	API 21.1 1.9.6.1	1.0%	
		Seguridad de acceso al sistema.	Verificar la instalación de sellos de seguridad, clase de sello, punto de instalación, manejo y numeración.	API 21.1 1.9.2.1	2.0%	
		Puesta a tierra.	Verificar la instalación a tierra, estado y localización.	NTC 2050 Art. 725-6	0.5%	

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						MEDICION DE CANTIDADES DE ENERGIA Y CALIDAD EN PUNTOS DE SALIDA				
6					6.1	La determinación de las cantidades de energía y la calidad del gas en los puntos de salida se establecerá de acuerdo con las especificaciones, periodicidad y metodología de monitoreo que acuerden mutuamente el transportador y el remitente.	Verificar la confiabilidad de la medición de acuerdo a las condiciones acordadas entre el remitente y el transportador.	RES. 071 / 1999 5.2.3	2.0%	2.0%
						MEDICIÓN VOLUMÉTRICA				
7					7.1	El volumen de gas natural entregado y tomado del sistema de transporte es el calculado por el transportador a condiciones estándar a partir de las variables determinadas por los equipos oficiales de la medición, debidamente calibrados, empleando los métodos de calculo establecidos por el fabricante en los manuales específicos para cada tipo de medidor y las recomendaciones AGA. Condiciones Estándar: Presión Base: 14,65 psia (1,01 bar abs) Temperatura Base: 60 °F (15,56 °C)	Verificar en campo la configuración del computador de flujo y los procedimientos de calibracion realizados para garantizar la confiabilidad en la medición.	RES. 071 / 1999 5.3	3.0%	5.0%
					7.3	El poder calorífico y la densidad del gas entregado en los puntos de entrada y salida del Sistema Nacional de Transporte será establecido por el Transportador mediante mediciones de composición de gas a través de cromatógrafos en situ o por muestreo.	Verificar configuración en campo	RUT RES. 041 / 2008 5.5.5 / 5.4.5	2.0%	
						PRECISIÓN, ACCESO Y CALIBRACIÓN DE EQUIPOS DE MEDICIÓN				
8					8.1	El porcentaje de variación de cualquier equipo de medición de las variables del proceso de flujo de gas (presión estática y temperatura) esta dentro del margen de error de ±1%.	Verificar resultados de calibración en campo. Variación de densidad y cero flujo.	RUT RES. 071 / 1999 5.5.1.	2.0%	9.0%
					8.2	El porcentaje de variación de cualquier equipo de medición para determinar la densidad relativa y el poder calorifico bruto, esta dentro del margen de error de (±1%)	Verificar resultados de calibración en campo.	RUT RES. 071 / 1999 5.5.1.	2.0%	
					8.3	El error combinado de los diferentes equipos involucrados en la medición no debe ser mayor de ±1%	Verificar resultados de calibración en campo.	RUT RES. 071 / 1999 5.5.1.	2.0%	
					8.4	La exactitud del sistema de medición será verificada por el transportador a intervalos pactados contractualmente entre las partes.	Verificar resultados de calibración en campo.	RUT RES. 041 / 2008 5.5.3.2	3.0%	
						BUENAS PRÁCTICAS METROLÓGICAS				
9					9.1	El medidor debería operar dentro del rango de la composición de mezcla de gas natural, establecido en el reporte AGA 8. De igual manera su dew point debe estar en una condición que impida la formación de condensados en el sensor.	Verificar la calidad del gas mediante muestreo, determinar su dew point y comparar con las condiciones operacionales.	AGA 11 4.1	2.0%	5.0%
					9.2	La parte interna de los tubos sensores no debe acumularse condensado pues se afecta la exactitud del medidor Coriolis.	Verificación periodica de las condiciones internas del sistema, hacer limpieza al sensor Coriolis.	B.P.M.	1.5%	
						La configuración del transmisor debe concordar con lo especificado en el certificado de calibración del medidor Coriolis.	Comparar los datos consignados en el certificado de calibración en fábrica con la configuración establecida en el transmisor.	BPM	1.5%	
						INCERTIDUMBRE DE LA MEDICION				
10					10.1	La incertidumbre expandida asociada a la medición de caudal o volumen del gas bajo las condiciones típicas de operación debería ser inferior ±1% de acuerdo con las prácticas internacionales.	Evaluar información suministrada por el fabricante y exigida por la norma.	B.P.M.	2.0%	2.0%

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		CALIDAD Y MUESTREO				
11	11.1	El poder calorífico bruto en base seca del gas natural es minimo 35.4 MJ/m3 (950 BTU/pie3); máximo: 42.8 MJ/m3 (1150 BTU/pie3	Norma ASTMD1826-88 Equipo de Calorimetría continuo	RUT	1.5%	15.5%
	11.2	El contenido de ácido sulfhidrico (H2S) en gas natural como máximo es 6.0 mg/m3 o 4.3 ppm	Norma ASTM D4810 Equipo de análisis continúo.	RUT	1.5%	
	11.3	El contenido de azufre total (S) en gas natural como máximo es 23 mg/m3 o 17.5 ppm	Norma ASTM D4468. Equipo de análisis continúo.	RUT	1.5%	
	11.4	El contenido de Bióxido de carbono en gas natural como máximo es 2 % Volumen	Norma ASTM D1945-03. Equipo de cromatografía	RUT	1.5%	
	11.5	El contenido de humedad (H2O) en gas natural como máxima es 97mg/m3 (6.0 lb/MMPCS)?	Norma ASTM D5454 y ASTM D1142 Equipos portátiles o continúos	RUT	1.5%	
	11.6	El contenido de inertes (Nitrógeno + Bióxido de carbono) en gas natural como máximo es 5 % Volumen	Norma ASTM D1945-03. Equipo de cromatografía	RUT	1.5%	
	11.7	El gas se encuentra libre de material sólido como polvo y gomas.	Inspección visual mediante muestreo.	RUT	1.0%	
	11.8	El gas se encuentra libre de hidrocarburos liquidos.	Metodología de espejo enfriado	RUT	1.0%	
11	11.9	El punto de muestreo se encuentra localizado en punto que garantiza representatividad.	Verificar en campo la localización del punto de muestreo, la profundidad de la sonda, y la línea de conducción al analizador.	GPA 2166	1.5%	
	11.10	Para el muestreo del gas natural se toma como referencia el método internacional 2166-86 expedido por la Gas Processorrs Asociación (GPA)	Evaluar cumplimiento de la normativa mediante inspección en campo.	GPA 2166	1.5%	
	11.11	Para el muestreo del gas natural se utilizan analizadores en línea o equipos portÁtiles.	Verificación en campo.	RUT	1.5%	
		GESTIÓN Y NORMATIVA CORPORATIVA				
12	12.1	Verificar que la alta dirección y/o el representante haga cumplir el ciclo PHVA a los índices de gestión de los sistemas de medición de gas.	Se evidencian registros de seguimiento a los planes de acción de los Sistemas de Medición.		1.0%	3.0%
12	12.2	Verificar la existencia de un programa de inspeciones internas y auditorías externas que determinen las no conformidades que afecten la confiabilidad del sistema de medición.	Evidenciar copia de la ultima auditoria, con el respectivo seguimiento y cumplimiento de las acciones de mejoramiento.		1.0%	
	12.3	Verificar la disponibilidad de las normas actualizadas , procedimientos e instructivos relacionadas con la instalación, operación y mantenimiento de los sistemas de medición de gas. Se incluyen las normas AGA, Resoluciones CREG, Decretos de Metrología y estándares de calidad.	Verificar si existe divulgación de las normas. Revisar los históricos de divulgación.		1.0%	
		CAPACITACIÓN Y COMPETENCIA DEL PERSONAL				
13	13.1	Verificar la competencia e idoneidad del personal que realiza las actividades de calibración/verificación y seguimiento operacional del sistema de medición. Se incluye el personal asignado como supervisor de las actividades,los registros de capacitacion y planes a futuro.	Verificar los documentos que certifiquen el nivel de conocimiento y la competencia del personal encargado de los Sistemas de Medición. Verificar registros históricos de la participación del personal en programas de desarrollo en medición de calidad y cantidad de GN.		3.0%	3.0%
		TOTAL NIVEL DE CUMPLIMIENTO				100.0%

El nivel de cumplimiento se obtiene por el método del semáforo, así: <60% (ROJO); entre 60% y 79% (AMARILLO) y ≥80% (VERDE).

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ANEXO 2,8 ECP-VSM-M-001-023-2010
FORMATO DE CALIFICACIÓN IGSM-MEDICION DINAMICA (Platinas de Orificio)
GAS NATURAL

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ANEXO 2.8 ECP-VSM-M-023

Vicepresidencia (especificar)

Gerencia (especificar)

NOMBRE DEL PUNTO DE TRANSFERENCIA DE CUSTODIA INSPECCIONADO

DETECCIÓN DE OPORTUNIDADES DE MEJORAMIENTO

FECHA DE LA INSPECCIÓN (DD/MM/AAAA)

ÍTEM No.	Dirección	Coordinación	Mantenimiento	Operación		LISTA DE VERIFICACIÓN			PESO POR PRUEBA	PESO POR ÍTEM
	D	C	M	D		ASPECTO	PRUEBAS OBJETIVAS SOLICITADAS POR EL INSPECTOR (basadas en la lista de verificación)	RESOLUCIÓN NORMA		
						GAS NATURAL -MEDIDOR TIPO DIFERENCIAL: PLATINA DE ORIFICIO				
						CONDICIONES DE OPERACIÓN E INSTALACION				
1					1.1	La presión de operación,La temperatura del fluido y el caudal de operación deben estar dentro de los limites dados por el fabricante.	Verificar condiciones operacionales de presión en computador de flujo y compararlas con las especificaciones dadas por el fabricante	AGA 3	1.0%	2.5%
					1.2	La placa de orificio debe estar concéntrica y perpendicular al eje axial de los tubos de medición. Las tolerancias permitidas deben ser calculadas de acuerdo a lo descrito en el numeral 2.6.2.1 de el Reporte AGA 3. La placa debe mantenerse en un plano de 90° con respecto al eje axial de los tubos de medición.	Verificación mediante inspección visual. Confrontar con catálogos del fabricante del porta-platina.	AGA 3 2.6.2.1 Y 2.6.2.2	1.5%	
						ESPECIFICACIONES TECNICAS DE LA PLATINA DE ORIFICIO				
2					2.1	La desviación de la planitud de las caras debe ser ≤ al 1% del dam heiht,La rugosidad de las caras aguas arriba y aguas abajo no debe tener abrasiones que excedan los 50 µinRa. La placa de orificio debe estar libre de cualquier suciedad o acumulación de elementos como grasa, aceite, agua u otro material extraño.	Inspeccion visual y pruebas en laboratorio y/o Instrumentos de medición aptos que se encuentren en campo.	AGA 3 2.4.1	2.0%	12.0%
					2.2	El borde del agujero aguas arriba de la placa debe ser cuadrado y afilado,Los bordes del agujero aguas arriba y aguas abajo deben estar libre de defectos visibles a simple vista.	Inspección visual de la placa de orificio.	AGA 3 2.4.2	2.0%	
					2.3	Ninguno de los diámetros medidos del agujero de la placa de orificio puede sobrepesar las tolerancias expresadas en la tabla 2.1 del Reporte AGA 3.	Realizar medición con instrumento de medición de longitud debidamente calibrado y comparar con la tolerancia establecida.	AGA 3 2.4.3	2.0%	
					2.4	La superficie interna del agujero debe estar libre de surcos, abolladuras, abombamientos o cualquier otro defecto que se puede percibir a simple vista. El diámetro debe ser constante,El mínimo espesor "e" debe estar entre 0,035 in y 0,1212	Inspección visual de la placa de orificio,Realizar medición con instrumento de medición de longitud debidamente calibrado y comparar con el rango establecido.	AGA 3 2.4.4	2.0%	

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					2.5	Los valores minimos, máximos y recomendados del espesor de la placa de orificio deben consultarse en la tabla 2.3 del Reporte AGA 3 para temperaturas de operación que no exceda los 65,5°C,Las condiciones de flujo aguas abajo de la placa de orificio deben garantizar la no presencia de condensados en el gas natural a medir.	Realizar medición con instrumento de medición de longitud debidamente calibrado y comparar con los valores recomendados.evisión de los reportes históricos de Cromatografia del gas con las respectivas condiciones de operación para garantizar la no formación de condensados.	AGA 3 2.4.5	2.0%	
					2.6	Cuando el espesor de la placa supera el espesor del agujero de la placa se debe usar un bisel ubicado aguas abajo de la placa.El ángulo del bisel permisible es 45° ± 15°. La superficie del bisel debe estar libre de ralladuras, protuberancias, agujeros, entre otras que se puedan percibir a simple vista. La diferencia entre el espesor de la placa y el espesor de agujero de la placa no debe ser menor a 0,065 in.	Inspección visual de la placa de orificio para determinar la existencia del bisel y su limpieza.Realizar medición en campo con instrumento, no requiere exactitud la determinación del ángulo del bisel.	AGA 3 2.4.6	2.0%	
						ESPECIFICACIONES TECNICAS DE LOS TUBOS DE MEDICIÓN Y PORTAPLATINA				
					3.1	Los tubos de medición no deben tener conexiones diferentes a las designadas para la toma de presión o termopoz,Cualquier conexión o soldadura aguas abajo de la brida debe estar a minimo 2" aguas abajo de la placa de orificio.Cualquier soldadura aguas abajo dentro de 0.5D o 2" de la cara aguas abajo de la placa debe ser pulida y/o mecanizada hasta encontrar la redondez y rugosidad requerida.Los empaques no deben invadir el área de flujo.	Inspección visual del sistema.Prueba a realizar con el sistema de medición fuera de servicio y previo desmonte acordado. La medición se realiza en campo con equipos calibrados.	AGA 3 2.5.1	2.0%	
					3.2	La rugosidad del tubo no debe exceder 300 µin Ra cuando la relación de diámetros βr es igual o menor a 0,.6.,La rugosidad del tubo no debe ser menor a 34 µin para todas las relaciones de diámetro.	Prueba a realizar con el sistema de medición fuera de servicio y previo desmonte acordado. La medición se realiza en campo con equipos calibrados.	AGA 3 2.5.1.1.1.	2.0%	
					3.3	Los tubos deben estar limpios y libres de acumulación de liquidos, aceites, grasas, suciedad u otro material extraño.	Prueba a realizar con el sistema de medición fuera de servicio y previo desmonte acordado.	AGA 3 2.5.1.1.3.	1.0%	
3					3.4	Las diferencias porcentuales del valor absoluto del diámetro interno del tubo medido debe estar dentro de los limites establecidos por la norma.	Prueba a realizar con el sistema de medición fuera de servicio y previo desmonte acordado. La medición se realiza en campo con equipos calibrados.	AGA 3 2.5.1.3.1.1. y 2.5.1.3.1.2.	1.0%	**9.0%**
					3.5	No deben existir cambios abruptos en la superficie de los tubos de medición (restricciones, protuberancias, cordones de soldadura) excepto los acondicionadores de flujo.	Prueba a realizar con el sistema de medición fuera de servicio y previo desmonte acordado. La medición se realiza en campo con equipos calibrados.	AGA 3 2.5.1.3.3.	1.0%	
					3.6	La longitud del tubo de medición aguas arriba de la platina de orificio debe estar acorde a lo descrito en las tablas 2.7 y 2.8 del Reporte AGA 3.,La longitud del tubo de medición aguas abajo de la platina de orificio debe estar acorde a lo descrito en las tablas 2.7. y 2.8. del Reporte AGA 3.	Realizar medición con instrumento de medición de longitud debidamente calibrado y comparar con la tolerancia establecida.	AGA 3 2.6.3.2	1.0%	
					3.7	El portaplacas debe cumplir los requisitos de circularidad y rugosidad expresados para los tubos de medición,No debe existir comunicación entre las tomas de presión diferencial.,No debe existir fuga de fluido (bypass) entre los empaques o mecanismos de sello.	Prueba a realizar con el sistema de medición fuera de servicio y previo desmonte acordado. La medición se realiza en campo con equipos calibrados. Y Verificación en campo con el sistema fuera de servicio.	AGA 3 2.5.3	1.0%	

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						TOMAS DE PRESIÓN				
4					4.1	La distancia entre la cara de la placa y el centro de la toma de presión, tanto aguas arriba como aguas abajo debe ser una (1") La tolerancia de la localización de las tomas de presión es de ±0,048" dada en la figura 2-3 de el Reporte AGA 3.Las tomas de presión deben estar radiales al tubo. La línea central del agujero de la toma debe intersectar y formar un ángulo recto con el eje axial del tubo.	Realizar medición con instrumento de medición de longitud debidamente calibrado y comparar con la tolerancia establecida. YInspeccion visual en campo determina el cumplimiento de este montaje.	AGA 3 2.5.4.1 Y 2.5.4.2	3.0%	
4					4.2	El diámetro de los agujeros de las tomas de presión desde el interior del tubo de medición y a lo largo de la longitud taladrada debe ser 0,5 in, con un máximo diámetro de 0,516 in y un mínimo diámetro de 0,484 in para tubos con diámetro nominal mayor a 4".El diámetro de las tomas de presión no se deben reducir dentro de una longitud igual a 2,5 veces el diámetro de la toma medidos desde la superficie interna del tubo. Todas las tomas de presión deben tener una tolerancia de ±0,004 in a lo largo de su extensión.No deben existir reducciones del diámetro de la toma de presión por acumulación de grasas, aceites, acumulación de líquidos y/o partículas contaminantes.	Realizar medición con instrumento de medición de longitud debidamente calibrado y comparar con la tolerancia establecida.	AGA 3 2.5.4.3	3.0%	6.0%
						SISTEMA DE MEDICIÓN DE PRESIÓN ESTÁTICA Y DIFERENCIAL - LÍNEAS MANOMÉTRICAS				
5					5.1	Los limites para la caída de presión a través de la placa no deben exceder los mostrados en la tabla 2.3. y el anexo 2-E del Reporte AGA 3. Si la caída de presión es superior a lo especificado en las tablas, debe existir un respaldo que	Verificar los registros históricos de caída de presión para confrontar los limites permitidos.	AGA 3 2.4.5	2.0%	6.0%
					5.2	No se debe utilizar la línea manométrica para usos diferentes a medir la presión diferencial y estática, no debe existir conexión múltiple.	Inspección en campo.	AGA 3 2.5.4.1	2.0%	
					5.3	Las lineas lineas manometricas deben cumplir con lo especificado en la normas API con respècto a: Longitud,diametro,accesorios, pendiente y limpieza.	Inspección en campo.	MPMS 21.1 1.7.2	2.0%	
						ELEMENTO SECUNDARIO - PRESIÓN ESTÁTICA Y DIFERENCIAL				
6					6.1	El transmisor / transductor de presión estatica y diferencial deben trabajar dentro los limites expresados por el fabricante.	Verificación en campo de la presión operacional según datos históricos registrados en el computador de flujo.	API 21.1. N. 1.7.1	2.0%	6.0%
					6.2	El rango del transmisor configurado en campo se encuentra dentro del rango operacional del sistema.	Verificación en campo de la presión operacional según datos históricos registrados en el computador de flujo.	API 21.1. N. 1.7.1	2.0%	
					6.3	El proceso de calibración debe garantizar la evaluación del comportamiento del transmisor y realizarse con patrones que posean certificados de calibración vigentes.	Verificar el proceso de calibración de la variable presión estática y diferencial, determinar error, linealidad, repetibilidad e histéresis. Existencia de formatos, archivo de actas de calibración, procedimientos escritos, frecuencia de verificación.	API 21.1. N. 1.8.3.	2.0%	

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					SISTEMA DE MEDICIÓN DE TEMPERATURA					
7				7.1	El elemento sensor debería hacer contacto con el fondo del termopozo, en caso contario, deberia existir un liquido conductor.El error máximo del sistema de medición de temperatura considerando la incertidumbre, debería ser menor al especificado por el fabricante, el contrato o en su defecto, por la reglamentación vigente.El área externa del termopozo localizado dentro del tubo de medición, debería estar libre de elementos extraños (Ej. suciedad).La sección de inmersión del termopozo instalado en la tubería, debe estar entre 1/2 y 3/4 del diámetro del tubo.	Realizar inspección en campo.Verificar resultados de verificación del sensor y transmisor d etemepratura	API RP 551 - 5.2.1	3.0%	3.0%
					ELEMENTO SECUNDARIO - TEMPERATURA					
8				8.1	El transmisor / transductor de temperatura debe trabajar dentro los limites expresados por el fabricante.	Verificación en campo de la temperatura operacional según datos históricos registrados en el computador de flujo.	API 21.1. N. 1.7.1	2.0%	4.0%
				8.2	El proceso de calibración debe garantizar la evaluación del comportamiento del transmisor y realizarse con patrones que posean certificados de calibración vigentes.	Verificar el proceso de calibración de la variable temperatura, determinar error, linealidad, repetibilidad e histéresis. Existencia de formatos, archivo de actas de calibración, procedimientos escritos, frecuencia de verificación.	API 21.1. N. 1.8.3.	2.0%	
					COMPUTADOR DE FLUJO					
9				9.1	Para medidores diferenciales el computador de flujo debe cumplir los siguientes requisitos de la norma: -La mínima frecuencia de muestreo. -Promedio mínimo cada hora de la presión, temperatura y presión diferencial, también densidad relativa, energía, composición -Registro máximo de una hora de las cantidades totales.Fecha y hora de todos los promedios y totales. -Configuración de Diámetro de referencia (Dr) diámetro de la placa (dr), span de transductores de presión, temperatura y presión diferencial. - Archivo electrónico que incluya mínimo: "as found" y "as left" de los sistemas de medición de presión, temperatura y presión diferencial, también densidad, energía, composición y densidad relativa. -Completo resumen de todas las alarmas y condiciones de error que afecten la medición. -Un resumen diario indicando hora-hora las condiciones y medida de flujo.Almacenamiento cronológico de todos los eventos que deben ser archivados.	Evaluar la información del computador de flujo y verificar el cumplimiento de la normatividad vigente.	API 21.1 1.4.3.1 y 1.5.1.1.1	3.0%	6.0%
				9.2	El computador debe ser capaz de realizar un audit trail que compile suficiente información para propósitos de verificación diaria y por hora de la cantidad medida.Configuración de variables fijas y volátiles para determinar el flujo medido. La batería de back up debe existir y encontrarse en buenas condiciones.Seguridad de acceso al sistema y tener Puesta a tierra .	Proceder a bajar registros históricos hora-hora y día-día y analizar su variación y la presencia de fallas y datos fuera de rango.Revisar que los datos configurados para el calculo de flujo estén acordes con lo exigido en la Norma.Verificar la instalación de sellos de seguridad, clase de sello, punto de instalación, manejo y numeración	API 21.1. 1.6.1, y1.6.4	3.0%	

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10					10.1	Para determinar la medición de las cantidades de energía y la calidad del gas en puntos de entrada, el productor debe disponer a su costo de todos los equipos para medir el volumen y la calidad.	Verificar en campo la instalacion de los equipos de cromatografía, humedad, dew point de hidrocarburos, H2S y azufre total, evaluar su comportamiento y sus programas de verificación.	RUT RES. 041 / 2008 5.2.1	3.0%	6.0%
					10.2	El transportador será el responsable de la medición en línea para determinar la cantidad de energía y verificar la calidad del gas en los puntos de entrada al sistema de transporte	Determinar la tecnología a usar en los diferentes equipos de control de calidad del gas.	RUT RES. 041 / 2008 5.2.2	3.0%	
						MEDICIÓN VOLUMÉTRICA				
11					11.1	El volumen de gas natural entregado y tomado del sistema de transporte es el calculado por el transportador a condiciones estándar a partir de las variables determinadas por los equipos oficiales de la medición, debidamente calibrados, empleando los métodos de cálculo establecidos por el fabricante en los manuales específicos para cada tipo de medidor y las recomendaciones AGA.	Verificar en campo la configuracion del computador de flujo y los procedimientos de calibracion realizados para garantizar la confiabilidad en la medición.	RUT RES. 041 / 2008 5.3	6.0%	6.0%
						MEDICIÓN OTRAS VARIABLES				
12					12.1	La supercompresilidad del gas será determinada por el transportador utilizando la metodología establecida por la AGA (American Gas Association) en el "Manual for Determination of Supercompressibility Factors for Natural Gas"; ultima edición.	Verificar configuración en campo.	RUT RES. 041 / 2008 5.4.3.	2.0%	6.0%
					12.2	Para determinar la presión absoluta se utilizará la presión atmosférica del sitio donde esté el medidor. Se determinará a partir de: barómetro electrónico,información del IDEAM o aplicando la ecuación del AGA 7 del 2006 Apéndice B.	Verificar configuración en campo.	RUT RES. 041 / 2008 5.4.2.	2.0%	
					12.3	El poder calorífico y la densidad relativa del gas entregado en los puntos de entrada del Sistema Nacional de Transporte será establecido por el transportador mediante mediciones de composición de gas a través de cromatógrafos.	Verificar configuración en campo.	RUT RES. 041 / 2008 5.4.4. / 5.4.5.	2.0%	
						PRECISIÓN, ACCESO Y CALIBRACIÓN DE EQUIPOS DE MEDICIÓN PRODUCTOR-TRANSPORTADOR				
13					13.1	El porcentaje de variación de cualquier equipo de medición de las variables del proceso de flujo de gas (presión estática y temperatura, celda diferencial, etc.) esta dentro del margen de error de ±1%.	Verificar resultados de calibración en campo.	RUT RES. 071 / 1999 5.5.1.	2.0%	5.0%
					13.2	El porcentaje de variación de cualquier equipo de medición para determinar la gravedad especifica y el poder calorífico bruto, esta dentro del margen de error de (±1%)	Verificar resultados de calibración en campo.	RUT RES. 071 / 1999 5.5.1.	1.0%	
					13.3	El error combinado de los diferentes equipos involucrados en la medición no debe ser mayor de ±1%	Verificar resultados de calibración en campo.	RUT RES. 071 / 1999 5.5.1.	1.0%	
					13.4	La exactitud del sistema de medición será verificada por el transportador a intervalos pactados contractualmente entre las partes.	Verificar resultados de calibración en campo.	RUT RES. 041 / 2008 5.5.3.2	1.0%	

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						BUENAS PRÁCTICAS METROLÓGICAS				
14					14.1	Con el fin de garantizar las condiciones de similaridad con que se maneja un medidor tipo diferencial se debe programar inspecciones internas periódicas, la frecuencia se debe determinar de acuerdo a la calidad del gas que se maneja.	Verificar registros históricos: última fecha de inspección y resultados	B.P.M.	1.0%	1.0%
						CALIDAD Y MUESTREO				
15					15.1	El poder calorífico bruto en base seca del gas natural es minimo 35,4 Mj/m^3 (950 BTU/pie^3); máximo: 42,8 MJ/m^3 (1.150 BTU/pie^3).	Norma ASTMD1826-88 Equipo de Calorimetría continuo	RUT	1.5%	15.5%
					15.2	El contenido de ácido sulfhídrico (H_2S) en gas natural como máximo es 6,0 mg/m^3 o 4,3 ppm	Norma ASTM D4810 Equipo de análisis continúo.	RUT	1.5%	
					15.3	El contenido de azufre total (S) en gas natural como máximo es 23 mg/m^3 o 17,5 ppm	Norma ASTM D4468. Equipo de análisis continúo.	RUT	1.5%	
					15.4	El contenido de Bióxido de carbono en gas natural como máximo es 2 % volumen.	Norma ASTM D1945-03. Equipo de cromatografía	RUT	1.5%	
					15.5	El contenido de humedad (H_2O) en gas natural como máxima es 97mg/m^3 (6.0 lb/MMPCS).	Norma ASTM D5454 y ASTM D1142 Equipos portátiles o continúos	RUT	1.5%	
					15.6	El contenido de inertes (Nitrógeno + Bióxido de carbono) en gas natural como máximo es 5 % volumen.	Norma ASTM D1945-03. Equipo de cromatografía	RUT	1.5%	
					15.7	El gas se encuentra libre de material sólido como polvo y gomas.	Inspección visual mediante muestreo.	RUT	1.0%	
					15.8	El gas se encuentra libre de hidrocarburos liquidos.	Metodologia de espejo enfriado	RUT	1.0%	
					15.9	El punto de muestreo se encuentra localizado en punto que garantiza representatividad.	Verificar en campo la localización del punto de muestreo, la profundidad de la sonda, y la linea de conducción al analizador.	GPA 2166	1.5%	
					15.10	Para el muestreo del gas natural se toma como referencia el método internacional 2166-86 expedido por la Gas Processorrs Asociación (GPA).	Evaluar cumplimiento de la normativa mediante inspección en campo.	GPA 2166	1.5%	
					15.11	Para el muestreo del gas natural se utilizan analizadores en linea o equipos portátiles.	Verificación en campo.	RUT	1.5%	
						GESTION Y NORMATIVA CORPORATIVA				
16					16.1	Verificar que la alta dirección y/o el representante haga cumplir el ciclo PHVA a los índices de gestión de los sistemas de medición de gas.	Se evidencian registros de seguimiento a los planes de acción de los Sistemas de Medición.	SGC	1.0%	3.0%
					16.2	Verificar la existencia de un programa de inspeciones internas y auditorias externas que determinen las no conformidades que afecten la confiabilidad del sistema de medición.	Evidenciar copia de la ultima auditoria, con el respectivo seguimiento y cumplimiento de las acciones de mejoramiento.	SGC	1.0%	
					16.3	Verificar la disponibilidad de las normas actualizadas , procedimientos e instructivos relacionadas con la instalación, operación y mantenimiento de los sistemas de medición de gas. Se incluyen las normas AGA, Resoluciones CREG, Decretos de Metrologia y estándares de calidad.	Verificar si existe divulgación de las normas. Revisar los históricos de divulgación.	SGC	1.0%	
						CAPACITACION Y COMPETENCIA				
17					17.1	Verificar la competencia e idoneidad del personal que realiza las actividades de calibración/verificación y seguimiento operacional del sistema de medición. Se incluye el personal asignado como supervisor de las actividades,los registros de capacitacion y planes a futuro	Verificar los documentos que certifiquen el nivel de conocimiento y la competencia del personal encargado de los Sistemas de Medición. Verificar registros históricos de la participación del personal en programas de desarrollo en medición de calidad y cantidad de GN.	SGC	3.0%	3.0%
						TOTAL NIVEL DE CUMPLIMIENTO				100.0%

El nivel de cumplimiento se obtiene por el método del semáforo, así: <60% (ROJO); entre 60% y 79% (AMARILLO) y ≥80% (VERDE).

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MANUAL ÚNICO DE MEDICIÓN

CAPITULO 24

ATENCIÓN DE RECLAMOS POR
DIFERENCIAS DE VOLUMEN Y
CONTENIDO DE AGUA

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TABLA DE CONTENIDO

Pag.

RELACIÓN DE VERSIONES

1. OBJETO	3

2. ALCANCE	3

3. GLOSARIO	3

4. DOCUMENTOS DEROGADOS. NO APLICA	3

5. CONDICIONES GENERALES	3

6. DESARROLLO	4

6.1 CRITERIOS A EVALUAR POR DIFERENCIA DE VOLUMEN	4

6.2 CRITERIOS A EVALUAR POR CONTENIDO DE AGUA	4

6.3 DOCUMENTOS REQUERIDOS PARA LA FORMALIZACIÓN	5

6.4 PROCESO DE RECLAMACIÓN	6

7. REGISTROS	6

8. CONTINGENCIAS. No Aplica	6

9. BIBLIOGRAFÍA	6

10. ANEXOS.	6

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1.	OBJETO

Establecer las acciones, que se deben llevar a cabo cuando se presentan diferencias de volumen neto y/o contenido de agua; en operaciones de transferencia de custodia de crudo, refinados y Gas Licuado del Petróleo GLP.

2.	ALCANCE

Aplica al personal responsable de atender las diferencias de volumen neto y contenido de agua en operaciones de transferencia en custodia de crudo, refinados y GLP entre áreas de negocio de Ecopetrol S.A. Comprende desde su evaluación hasta la notificación de su aceptación o rechazo.

3.	GLOSARIO

Para una mayor comprensión de este documento puede consultar el Capitulo 1 del Manual Único de medición “Condiciones Generales” en su numeral 3 - Glosario Aplicable al Manual Único de medición (MUM).

4.	DOCUMENTOS DEROGADOS. NO APLICA

5.	CONDICIONES GENERALES

✓	Toda reclamación por diferencia de volumen y/o contenido de agua debe formalizarse mediante comunicación escrita magnética y/o impresa, de acuerdo a los formatos establecidos en las diferentes dependencias.
✓	La reclamación como mínimo debe contener la siguiente información:
-	Fecha de presentación
-	Asunto: una declaración del motivo del reclamo y una explicación que incluya: circunstancias, cantidades, sitios, productos, personas, número de factura y demás elementos a considerar que hayan intervenido.
-	Fecha en que se genera el reclamo
-	Los soportes correspondientes especificados en el numeral 6.3 de este capitulo.
-	Nombre y datos del funcionario encargado de la operación de transferencia de custodia del hidrocarburo.
✓	El funcionario responsable de atender la reclamación debe regístrala consignando los siguientes datos: fecha, hora, nombre, registro del funcionario y firma.
✓	Notificar el rechazo o aceptación de la reclamación tomando en cuenta lo establecido en este capitulo y los procedimientos específicos de cada dependencia para la atención de reclamos o producto no conforme según corresponda. Estableciendo las acciones correctivas para evitar que vuelva a ocurrir.

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6.	DESARROLLO

El responsable del área operativa encargado de la recepción de las reclamaciones, debe obtener y analizar como mínimo la información presentada a continuación como soporte para aceptar o rechazar la reclamación por diferencia de volumen neto de hidrocarburo y/o contenido de agua:

6.1	CRITERIOS A EVALUAR POR DIFERENCIA DE VOLUMEN

✓	Verificar los tiquetes de liquidación tanto del punto de entrega como de recibo a fin de confrontar si existe diferencia de volumen neto superiores o inferiores a 0.25%.
✓	Realizar una medición y liquidación (con un representante tanto de la parte que recibe como la que entrega) de verificación de los niveles de producto y agua en el tanque o tanques involucrados en la reclamación. En el caso de GLP se verifica la cantidad de agua drenada de los tanques a presión.
✓	Revisar y evaluar los múltiples involucrados en la entrega desde el sistema de medición hasta la salida de la estación, revisando posibles pases de productos hacia tanques, tanques de relevo, válvulas de seguridad y drenajes.
✓	Revisar existencia de desvíos de producto hacia el sumidero como efecto de la limpieza de filtros, drenaje del probador, disparos de válvulas de seguridad. Se aclara que por norma deben instalarse sellos en las válvulas de desvíos o by-pass y la omisión de esta acción puede constituirse en un argumento de reclamación.
✓	Verificar el medidor(es) bajo análisis y que los valores de las variables (temperatura, presión, densidad, rata de flujo etc), estén dentro del rango normal con respecto a sus valores históricos.
✓	Verificar que el rango de flujo de la entrega este dentro del rango de flujo de operación del medidor.
✓	Confirmar si durante la transferencia se realizó por lo menos una corrida oficial de verificación del factor del medidor. En caso contrario debe efectuarse por lo menos una posterior al 25%, 50% y al 75 % del bache las cuales deben tener una repetibilidad máxima de 25 diezmilésimas en los medidores involucrados.
✓	Inspeccionar que los tanques no tengan alteración alguna que modifique la tabla de aforo (deformación de sus estructuras o reparación), Revisar que dicha tabla este vigente; y que el aforo del tanque haya sido verificado en un periodo no superior a 5 años.
✓	Determinar si las mediciones manuales de los tanques cumplen con las normas API para la medición nivel de vació, temperatura, densidad, muestreo y aforo de tanques, así como el estado de cinta, plomadas y termómetros.
✓	Se cuantifica los posibles volúmenes drenados y recibidos en los tanques de relevo y sumidero.
✓	Partiendo de lo anterior se emite el concepto de aceptación o rechazo del reclamo.

6.2 CRITERIOS A EVALUAR POR CONTENIDO DE AGUA

✓	Verificar la liquidación de los tiquetes tanto del punto de entrega como de recibo con el fin de comparar la cantidad de agua y producto.

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✓	Inspeccionar los registros de densidad de la celda remota, gravitógrafo y densitómetro local para descartar posible presencia de agua.
✓	Revisar cuando fue la ultima inyección programada de agua en las líneas y determinar la posibilidad de que está no se haya evacuado completamente.
✓	Verificar si existe control diario de la medida del agua existente en el tanque.
✓	Examinar los controles y mediciones de agua de los tanques de relevo y sumidero; así como los trabajos de mantenimiento realizados con el fin de determinar si de allí procede el agua objeto de la reclamación.
✓	Revisar si el tomamuestras opera en forma apropiada y si se realizo el manejo y análisis de muestras de acuerdo a lo establecido en el capitulo 8 del Manual Único de medición de la Ecopetrol
✓	Inspeccionar la medición manual de tanques del remitente y verificar que cumplen con las norma API así como el estado de las cintas, plomadas y pomada de agua, de lo contrario no será posible comparar objetivamente en volumen motivo de la reclamación.
✓	Efectuar el análisis correspondiente basado en información acerca de reparaciones de líneas, drenajes de tanques y resultados de pruebas de laboratorio, para disponer de elementos de juicio que permitan determinar si la presencia de agua puede haberse originado en actividades propias de la operación.
✓	Teniendo en cuenta lo anterior el responsable del área operativa emitirá su concepto de si el reclamo es procedente o no.

6.3	DOCUMENTOS REQUERIDOS PARA LA FORMALIZACIÓN

La tabla 1 presenta los documentos requeridos para dar soporte a cada tipo de reclamación según sea el caso por diferencia de volumen o por contenido de agua:

TABLA 1. Documentos Soporte de la Reclamación.

DOCUMENTOS	Volumen	Agua

Carta de reclamación	Sí	Sí

Copia de tiquetes de liquidación involucrados en la operación tanto del que entrega como del que recibe.	Sí	Sí

Copia de acta de medición y liquidación final conjunta	Sí	Sí

Nota: para el caso de GLP, se debe incluir información sobre volumen de agua drenada

Copia de la carta de oficialización del factor del medidor y de la verificación del factor del medidor, vigentes en la entrega.	Sí	No

Copia de la hoja de liquidación final del tanque y del control diario de manejo de agua del tanque objeto de la reclamación	No	Sí

Gráfica elaborada automáticamente por el sistema de control de la estación que muestre el flujo barriles / hora, densidad del producto, presión y temperatura durante la entrega.	Sí	Sí

Certificados de calibración de tanques, cintas métricas termómetros, y hoja de vida del operador que realizo las mediciones al igual que una constancia de capacitación en medición de hidrocarburos. (para quienes manejan medición estática)	Sí	Sí

Copia de la libreta de novedades operativas junto con las memorias de calculo y de liquidación de los productos objeto de reclamación.	Sí	Sí

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DOCUMENTOS	Volumen	Agua

Inventario inicial y final de los tanques de almacenamiento involucrados durante la entrega, al igual que los inventarios de cierre del día anterior a la reclamación, del día de la reclamación y del día posterior a la reclamación total de la planta en el que se incluya los tanques de almacenamiento del producto de la reclamación.	Sí	Sí

6.4	PROCESO DE RECLAMACIÓN

a.	Recepción del la reclamación
b.	Buscar y evaluar la información necesaria según numeral 6.1 o 6.2 con los respectivos documentos soportes del numeral 6.3
c.	Determinar si es o no procedente la reclamación
d.	Informar la decisión tomada y las acciones a seguir
e.	Continuar con el proceso establecido en cada dependencia para atención de reclamos o producto no conforme.

7.	REGISTROS

✓	Comunicación escrita por diferencia en volumen o por contenido de agua.

✓	Formatos establecidos en las diferentes dependencias para diferencias de Volumen y formatos para contenido de agua que contenga como mínimo la información mostrada en el Anexo 1 y 2 de este capitulo.

8.	CONTINGENCIAS. No Aplica

9.	BIBLIOGRAFÍA

GERENCIA COMPLEJO BARRANCABERMEJA. Procedimiento para Atención de Reclamos. Barrancabermeja GCB-00-P-03. 2001

VICEPRESIDENCIA DE TRANSPORTE. Atención de Reclamos Presentados por Clientes. Bogota VIT-P-006. Versión 3 - 2002

DIRECCIÓN DE DESARROLLO. Política Y Procedimiento Para El Sistema De Gestión De La Normativa De Ecopetrol S.A. ECP-DDS-D-01.. Versión 1. Colombia, 2004

10.	ANEXOS.

No	TITULO
1	Atención de reclamos por diferencia de volumen.
2	Atención de reclamos por contenido de agua.

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ANEXO 1. ATENCIÓN DE RECLAMOS POR DIFERENCIA DE VOLUMEN

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ANEXO 2. ATENCIÓN DE RECLAMOS POR CONTENIDO DE AGUA

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MANUAL DE MEDICIÓN DE

HIDROCARBUROS

CAPÍTULO 25

GUÍA PARA LA ESTIMACIÓN DE

LA INCERTIDUMBRE EN LOS

SISTEMAS DE MEDICIÓN

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RELACIÓN DE VERSIONES

VERSIÓN	DESCRIPCIÓN	FECHA

00	EMISIÓN DEL DOCUMENTO	JUNIO 24 DE 2008

DEPENDENCIA	REVISÓ	APROBÓ
RESPONSABLE

Este documento se validó en el Comité Táctico de Medición integrado por los líderes de medición de las áreas de negocio:

RODRIGO SATIZABAL RAMÍREZ
Jefe Del Departamento de Medición y Contabilidad
SARA ISABEL PARRA	De Hidrocarburos, GPS-VSM
Líder de Medición GRB – VRP

CAMILO MARULANDA
ALEXANDER CARDONA		Vicepresidente de Suministro y
Líder de Medición		Mercadeo – VSM
VIT
PABLO MOTTA CANDELA
Gerente de Planeación y Suministro GPS– VSM
JUAN MANUEL NOCUA
Líder de Medición
VPR

CARLOS GUSTAVO ARÉVALO
Líder de Medición RCSA

ADRIANA GARCIA MOLANO
Asesor Jurídico VSM
CARLOS REINEL SANABRIA
Líder de Medición GPS-VSM

JAIRO H. GUZMÁN MEJÍA
Líder de Medición I.C.P.

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TABLA DE CONTENIDO

			Pág.

1.	OBJETO		4
2.	ALCANCE		4
3.	GLOSARIO		4
4.	DOCUMENTOS DEROGADOS		4
5.	CONDICIONES GENERALES		4
6.	DESARROLLO		5

	6.1.	INCERTIDUMBRE DE MEDICIÓN	5
	6.2.	¿DE DÓNDE PROVIENEN LOS ERRORES Y LAS INCERTIDUMBRES?	5
	6.3.	¿QUÉ NO SON INCERTIDUMBRES DE MEDICIÓN?	6
	6.4.	EL MENSURANDO	7
	6.4.1.	MODELO FÍSICO	8
	6.4.2.	MODELO MATEMÁTICO	9
	6.4.3.	IDENTIFICACIÓN DE LAS FUENTES DE INCERTIDUMBRE	9
	6.4.4.	CUANTIFICACIÓN	10
	6.4.5.	DETERMINACIÓN DE INCERTIDUMBRE ESTÁNDAR COMBINADA	12
	6.4.6.	INCERTIDUMBRE EXPANDIDA	13
	6.4.7.	REPORTE DE LA INCERTIDUMBRE DE UNA MEDICIÓN	13
	6.4.8.	DIAGRAMA PARA LA ESTIMACIÓN DE INCERTIDUMBRES DE MEDICIÓN	14

6.5.	GERENCIAMIENTO BASADO EN INCERTIDUMBRE		15
7.	REGISTROS		15
8.	CONTINGENCIAS.		15
9.	BIBLIOGRAFIA		15
10.	ANEXOS		16

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1.	OBJETO

Determinar una metodología del cálculo y la estimación de la incertidumbre en la medición de las cantidades medidas en los procesos productivos de Ecopetrol S.A.

2.	ALCANCE

Aplica a todas las áreas operativas y técnicas que desarrollen actividades de administración y control de los sistemas de medición de cantidad y calidad para Transferencia de Custodia y Fiscalización de Hidrocarburos y Biocombustibles en ECOPETROL S. A.

3.	GLOSARIO

Para una mayor comprensión de este documento puede consultar el Capítulo 1 del Manual de Medición de Hidrocarburos “Condiciones Generales y Vocabulario” en su numeral 3 - Glosario Aplicable al Manual de Medición de Hidrocarburos (MMH).

4.	DOCUMENTOS DEROGADOS

No aplica

5.	CONDICIONES GENERALES

En esta Guía:

•	Se entiende que ningún sistema de medición podrá tener una incertidumbre menor que la incertidumbre del patrón con que es calibrado.

•	Se establece, de forma general, lineamientos para estimar incertidumbres de medición de hidrocarburos de ECOPETROL S.A. basado en la GUM (Guide to the Expresion of Uncertainty in Measurement), la cual es considerada como la referencia maestra.

•	Se subrayan aspectos críticos en la estimación de las incertidumbres de medición de hidrocarburos para transferencia de custodia.

•	Se aclaran algunos puntos que pueden dar lugar a confusiones.

•	Se incluyen posibles desviaciones en la aplicación de la GUM.

•	Se establece un esquema para estimar incertidumbres de la medición de hidrocarburos de ECOPETROL S. A.

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6. DESARROLLO

6.1.	INCERTIDUMBRE DE MEDICIÓN

Parámetro asociado al resultado de una medición que caracteriza la dispersión de los valores que podrían razonablemente ser atribuidos al mensurando. La incertidumbre de la medición para cada paso en la cadena de trazabilidad debe ser calculada de acuerdo a los métodos definidos, debe ser declarada a cada paso de la cadena de tal manera que la incertidumbre para la cadena completa pueda ser calculada. Estas incertidumbres deben estar soportadas matemáticamente y estarán representadas como incertidumbres expandidas usando un nivel de confianza de aproximadamente el 95% y su factor de cobertura correspondiente, a menos que el laboratorio pueda demostrar otro nivel de confianza.

6.2.	¿DE DÓNDE PROVIENEN LOS ERRORES Y LAS INCERTIDUMBRES?

Muchos factores pueden influir en una medición, las causas pueden ser visibles o invisibles. Como las mediciones reales no se hacen en condiciones perfectas, los errores y las incertidumbres puede provenir de:

•	El instrumento de medición, los instrumentos pueden tener errores como una tendencia a dar resultados mayores o menores, cambios por envejecimiento, desgastes u otras derivas, mala repetibilidad, ruido en los instrumentos eléctricos y muchos otros problemas funcionales.
•	El objeto a ser medido, el cual puede no ser estable, imagine medir un cubo de hielo en un cuarto a temperatura ambiente.
•	El proceso de medición, la medición en sí misma puede ser difícil de hacer. Por ejemplo pesar un animal vivo y pequeño de laboratorio, presenta grandes dificultades si el mismo no coopera, quedándose quieto.

•	Incertidumbres “importadas”, la calibración de los instrumentos tienen incertidumbres, que contribuyen a la incertidumbre de la medición que se hace con ellos. Pero recuerde que la incertidumbre por no calibrar los instrumentos es mucho peor.
•	Habilidad del operador, algunas mediciones dependen mucho de la habilidad y juicio el operador. Una persona puede ser mejor que otra en el trabajo delicado de ajustar un instrumento u obtener visualmente una lectura fina. El uso de un instrumento, tal como un cronómetro, depende del tiempo de reacción de cada operador. Pero los errores gruesos son de una naturaleza diferente y no deben tomarse en cuenta como incertidumbres, el alineamiento visual es una cualidad del operador.

•	Muestreo adecuado, las mediciones que Usted hace deben ser adecuadamente representativas del proceso que desea determinar. Si quiere conocer la temperatura en el banco de trabajo no la medirá con un termómetro ubicado en la pared cerca de la salida del aire acondicionado. Si se eligen muestras de una línea de producción, por ejemplo no se toman siempre las diez primeras en la mañana del lunes.
•	Condiciones ambientales, la temperatura, presión atmosférica, humedad ambiente y otras condiciones pueden afectar al instrumento de medida o al objeto que se mide.

Cuando el valor y efecto de un error es conocido, por ejemplo el indicado en el certificado de calibración, se puede aplicar una corrección al resultado de la medición. Pero, en general, las incertidumbres provenientes de las distintas fuentes, deben considerase como factores ndividuales que contribuyen a la incertidumbre combinada de las mediciones.

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6.3.	¿QUÉ NO SON INCERTIDUMBRES DE MEDICIÓN?

•	Las equivocaciones que cometen los operadores no son incertidumbres de medición, son errores gruesos. Ellas no deben tomarse en cuenta para calcular las incertidumbres. Deben evitarse trabajando cuidadosamente y mediante la aplicación de los controles adecuados.
•	Las tolerancias no son incertidumbres. Ellas son los límites de aceptación que se han elegido para un proceso o un producto.
•	Las especificaciones no son incertidumbres. Una especificación indica a Usted lo que espera de un producto. Las especificaciones pueden tener un alcance amplio, incluso cualidades no técnicas, como el aspecto.
•	La exactitud o su antónimo la inexactitud, no es lo mismo que incertidumbre. Desafortunadamente, el uso de los dos términos es confuso. Hablando correctamente, exactitud es un término cualitativo, o sea se puede decir que una medición es exacta o inexacta. La incertidumbre es cuantitativa.
•	Los errores no son incertidumbres, aunque en el pasado se tomaban como equivalentes, en frases tales como “análisis de error”.
•	El análisis estadístico no es lo mismo que el análisis de la incertidumbre. La estadística puede usarse para establecer un sinnúmero de conclusiones que no tienen que ser acerca de incertidumbres. El análisis de la incertidumbre solamente utiliza una parte de la estadística.

Ilustración de los términos que relaciona los errores y las incertidumbres

“No por hacer la incertidumbre más pequeña estoy midiendo mejor”.

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6.4.	EL MENSURANDO

El propósito de una medición es determinar el valor de una magnitud, llamada el mensurando, que de acuerdo al VIM (Vocabulario Internacional de Medición), es el atributo sujeto a medición de un fenómeno, cuerpo o sustancia que puede ser distinguido cualitativamente y determinado cuantitativamente, en el caso de Ecopetrol el mesurando será hidrocarburos. La definición del mensurando es vital para obtener buenos resultados de la medición. En no pocas ocasiones se mide algo distinto al propósito original. La imperfección natural de la realización de las mediciones, hace imposible conocer con certeza absoluta el valor verdadero de una magnitud: Toda medición lleva implícita una incertidumbre, que de acuerdo al VIM, es un parámetro que caracteriza la dispersión de los valores que pueden ser atribuidos razonablemente al mensurando.

Una definición completa del mensurando incluye especificaciones sobre las magnitudes de entrada relevantes.

Por similitud con la GUM, en esta Guía el término “magnitud de entrada” se usa para denotar también magnitudes de influencia. El resultado de una medición incluye la mejor estimación del valor del mensurando y una estimación de la incertidumbre sobre ese valor. La incertidumbre se compone de contribuciones de diversas fuentes, algunas de ellas descritas por las magnitudes de entrada respectivas. Algunas contribuciones son inevitables por la definición del propio mensurando, mientras otras pueden depender del principio de medición, del método y del procedimiento seleccionados para la medición.

Por ejemplo, en la medición de un volumen de crudo, la temperatura es una magnitud de entrada que afecta directamente al mensurando por expansión o contracción térmica del fluido. Otra magnitud de entrada es la densidad, presente cuando se requieren determinar la masa o factores de corrección, calibradores vernier, etc.

También pueden influir en el resultado de la medición, y por lo tanto en la incertidumbre, algunos atributos no cuantificables en cuyo caso es siempre recomendable reducir en lo posible sus efectos, preferentemente haciendo uso de criterios de aceptación en las actividades tendientes a reducir tales efectos.

Por ejemplo, la limpieza y la calibración de los equipos de medición, lo cual obliga a observar estrictamente criterios para limpiar y calibrar apropiadamente.

El principio de medición es el fundamento científico usado para realizar una medición. El conocimiento del principio de medición permite al metrólogo dominar la medición, esto es, modificarla, diseñar otra, evaluar su conveniencia, etc., además es indispensable para estimar la incertidumbre de la medición. El método de medición y el procedimiento de medición son descripciones de la manera de llevar a cabo la medición, la primera genérica, la segunda específica.

El principio, el método y el procedimiento de medición son determinantes en el valor de la incertidumbre de la medición. Un conocimiento insuficiente de ellos muy probablemente conducirá a una estimación equivocada, o incompleta en el mejor de los casos, de la incertidumbre de la medición.

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Para la aplicación de este documento se supondrá que el principio, el método y el procedimiento han sido previamente determinados. La definición del mensurando usualmente alude, casi siempre de manera implícita, a una estimación de la incertidumbre que se requiere. Es notable el alto riesgo que se corre cuando la definición del mensurando no es acorde con la estimación de la incertidumbre requerida.

Por ejemplo, si se manifiesta al mensurando simplemente como el volumen de GLP, la incertidumbre requerida es mayor que cuando el mensurando se determina como el volumen de GLP contenido en un recipiente a determinada presión.

El resultado de una medición incluye la mejor estimación del valor del mensurando y una estimación de la incertidumbre sobre ese valor. La incertidumbre se compone de contribuciones de diversas fuentes, algunas de ellas descritas por las magnitudes de entrada respectivas. Algunas contribuciones son inevitables por la definición del propio mensurando, mientras otras pueden depender del principio de medición, del método y del procedimiento seleccionados para la medición.

Para la aplicación de este documento se supondrá que el principio, el método y el procedimiento han sido previamente determinados.

La definición del mensurando usualmente alude, casi siempre de manera implícita, a una estimación de la incertidumbre que se requiere. Es notable el alto riesgo que se corre cuando la definición del mensurando no es acorde con la estimación de la incertidumbre requerida, por eso es indispensable seguir exhaustivamente los siguientes pasos.

6.4.1.	Modelo físico

Pretende estudiar el proceso de medición de manera exacta y completa está usualmente fuera de las actividades rutinarias del metrólogo, más aún, es el propósito de la investigación científica, cuya solución pocas veces se vislumbra. Por lo tanto, es necesaria la simplificación del fenómeno o de la situación real conservando las características más relevantes para el propósito pretendido, mediante la construcción de un modelo para la medición.

Un modelo físico de la medición consiste en el conjunto de suposiciones sobre el propio mensurando y las variables físicas o químicas relevantes para la medición. Estas suposiciones usualmente incluyen:

a)	relaciones fenomenológicas entre variables;

b)	consideraciones sobre el fenómeno como conservación de cantidades, comportamiento temporal, comportamiento espacial, simetrías;

c)	consideraciones sobre propiedades de la sustancia como homogeneidad e isotropía.

Una medición física, por simple que sea, tiene asociado un modelo que sólo aproxima el proceso real.

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Por ejemplo, la medición de de un volumen con medidores tipo turbina usa un modelo que supone un medidor de diámetro constante y que la temperatura es absolutamente uniforme y constante en todos los puntos del medidor.

6.4.2.	Modelo matemático

El modelo físico se representa por un modelo descrito con lenguaje matemático. El modelo matemático supone aproximaciones originadas por la representación imperfecta o limitada de las relaciones entre las variables involucradas. Considerando a la medición como un proceso, se identifican magnitudes de entrada denotadas por el conjunto {Xi} expresión en la cual el índice i toma valores entre 1 y el número de magnitudes de entrada N. La relación entre las magnitudes de entrada y el mensurando Y como la magnitud de salida se representa como una función

Y = f({Xi}) = f(X1, X2, ... , XN)	(1)

representada por una tabla de valores correspondientes, una gráfica o una ecuación, en cuyo caso y para los fines de este documento se hará referencia a una relación funcional.

Por ejemplo, la viscosidad es proporcional al tiempo de flujo por un viscosímetro capilar como relación funcional, en contraste al desconocimiento de su relación funcional con la temperatura.

6.4.3.	Identificación de las fuentes de incertidumbre

Una vez determinados el mensurando, el principio, el método y el procedimiento de medición, se identifican las posibles fuentes de incertidumbre.

Estas provienen de los diversos factores involucrados en la medición, por ejemplo,

a.	los resultados de la calibración del instrumento;

b.	la incertidumbre del patrón o del material de referencia;
c.	la repetibilidad de las lecturas;

d.	la reproducibilidad de las mediciones por cambio de observadores, instrumentos u otros elementos
e.	características del propio instrumento, como resolución, histéresis, deriva, etc.;
f.	variaciones de las condiciones ambientales;
g.	la definición del propio mensurando;

h.	el modelo particular de la medición;

i.	variaciones en las magnitudes de influencia.

No es recomendable desechar alguna de las fuentes de incertidumbre por la suposición de que es poco significativa sin una cuantificación previa de su contribución, comparada con las demás, apoyadas en mediciones. Es preferible la inclusión de un exceso de fuentes que ignorar algunas entre las cuales pudiera descartarse alguna importante. No obstante, siempre estarán presentes efectos que la experiencia, conocimientos y actitud crítica del metrólogo permitirán calificar como irrelevantes después de las debidas consideraciones.

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Por ejemplo, en la calibración de termómetros de mercurio en vidrio aparece una pequeña contribución de la temperatura ambiente, pero se considera despreciable aquella contribución debida a la radiación electromagnética en el ambiente.

6.4.4.	Cuantificación

En la literatura se distinguen dos métodos principales para cuantificar las fuentes de incertidumbre: El Método de Evaluación Tipo A está basado en un análisis estadístico de una serie de mediciones, mientras el Método de Evaluación Tipo B comprende todas las demás maneras de estimar la incertidumbre.

No siempre se encuentra una forma simple para clasificar los componentes de la incertidumbre en tipo A o tipo B, ni la clasificación de componentes de incertidumbre sistemáticos o aleatorios. La incertidumbre de cada componente depende de cómo aparece en el modelo matemático que describe el proceso de medición. Cuando una cantidad se utiliza en una u otra forma, la componente aleatoria puede convertirse en sistemática y viceversa, por lo tanto, una variable podría en un caso dado evaluarse como tipo A, proviniendo de un efecto aleatorio y en otro caso, como tipo B, proviniendo de un efecto sistemático.

Se recomienda representar cada componente de incertidumbre que aporta al resultado de una medición como una desviación estándar estimada, y la llama incertidumbre estándar, representada por el símbolo ui , igual a la raíz cuadrada positiva de la varianza estimada ui2

Por consiguiente, para una incertidumbre de tipo A, se tendrá que la incertidumbre estará asociada a la varianza estimada Si2 , y el número de grados de libertad asociados vi , por lo tanto, ui = si. En la misma forma se considera cuando la incertidumbre asociada a la variable se clasifica como tipo B.

Las evaluaciones de incertidumbres de tipo A, pueden basarse en cualquier método estadístico válido para el tratamiento y análisis de datos. Como por ejemplo, el calcular la desviación estándar de la media de una serie de observaciones independientes utilizando el método de los mínimos cuadrados

Las evaluaciones de incertidumbre de tipo B, generalmente se basan en juicios científicos, que utilizan la máxima información relevante disponible, lo cual puede incluir:

-	Datos de mediciones previas

-	Experiencia, o conocimientos generales del comportamiento de los materiales o instrumentos.

-	Especificaciones de los fabricantes

-	Datos de certificados de calibración
-	Incertidumbre asociada a datos de papers o libros.

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La cuantificación de una fuente de incertidumbre incluye la asignación de un valor y la determinación de la distribución a la cual se refiere este valor. Las distribuciones que aparecen más frecuentemente son:

a) Distribución normal

Los resultados de una medición repetida afectada por una o más magnitudes de influencia que varían aleatoriamente, generalmente siguen en buena aproximación una distribución normal. También la incertidumbre indicada en certificados de calibración se refiere generalmente a una distribución normal. Si la distribución de la variable se considera normal, y se tiene la incertidumbre asociada a esta al valor medio de esta, el valor a dividir para su estandarización se estipula en .

b) Distribución rectangular:

En una distribución rectangular cada valor en un intervalo dado tiene la misma probabilidad, o sea la función de densidad de probabilidad es constante en este intervalo. Ejemplos típicos son la resolución de un instrumento digital o la información técnica sobre tolerancias de un instrumento.

En general, cuando exclusivamente hay conocimiento de los límites superior e inferior del intervalo de variabilidad de la magnitud de entrada, lo más conservador es suponer una distribución rectangular. Si la distribución de la variable se considera rectangular y para valores prácticos dentro de este intervalo se encuentra el 100% de los datos, su estandarización se logra dividiendo entre .

c) Distribución triangular:

Si además del conocimiento del límite superior e inferior hay evidencia de que la probabilidad es más alta para valores en el centro del intervalo y se reduce hacía los límites, puede ser más adecuado basar la estimación de la incertidumbre en una distribución triangular.

Por ejemplo, en un baño termostático, que se utiliza para medir la densidad de un líquido, la temperatura puede tener una ligera deriva. Si se mide la temperatura antes y después de la medición de la densidad (resultando en T1 y T2), se pude suponer para el momento de la medición de la densidad una temperatura de (T1+T2)/2 con una distribución triangular entre T1 y T2. Si la distribución utilizada en la incertidumbre de la variable obedece a un modelo triangular, en vez de rectangular, su estandarización se logra dividiendo entre

d) Otras distribuciones

Pueden encontrarse también distribuciones como la U, en la cual los extremos del intervalo presentan los valores con probabilidad máxima, típicamente cuando hay comportamientos oscilatorios subyacentes. También se encuentran distribuciones triangulares con el valor máximo en un extremo como en las asociadas a “errores de coseno”. Convertir a incertidumbre estándar, una incertidumbre dada con un coeficiente de expansión k. En este caso se divide el valor de la incertidumbre dada por el coeficiente k

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Nota. Si no existe suficiente información acerca de la distribución de la variable, generalmente se asume una variable con una distribución rectangular, no obstante, si existe información adicional que permite discriminar, como por ejemplo, que los valores en el centro de los límites son más probables que aquellos cercanos a los límites, el uso de una distribución triangular o una distribución normal, podrían representar mejores modelos.

6.4.5.	Determinación de Incertidumbre estándar combinada

La incertidumbre estándar combinada de un resultado de medición se denota por el símbolo, uc , y se considera como una estimación de la desviación estándar estimada del resultado de la medición. Se obtiene combinando las incertidumbres de medición individuales ui , ya sean de tipo A o tipo B, utilizando el método para combinación de desviaciones estándar, llamado “ley de propagación de incertidumbre”, que no es otra cosa que la raíz cuadrada de la sumatoria de los cuadrados (RSS).

“Ley de Propagación de la Incertidumbre”

Las derivadas parciales , generalmente se conocen como los coeficientes de sensibilidad de la variable i, evaluada en el punto Xi, y es la covarianza estimada de xi , xj .

Para una evaluación de tipo A, considere una variable Xi, cuyo valor fue estimado después de n observaciones independientes Xi, k de Xi obtenidas bajo condiciones estables de medición, en cuyo caso la estimación xi es normalmente la media muestral

Para la evaluación de una variable tipo B, considere un valor de Xi , cuyo valor se asume estimado con una distribución de probabilidades rectangular, de límite inferior a- y límite superior a+ . En este caso normalmente se asume un estimado igual a la expectativa de la distribución

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y la incertidumbre estándar , asociada a xi es la raíz cuadrada positive de la varianza de la distribución

Donde,

6.4.6.	Incertidumbre expandida

No obstante, ser la incertidumbre estándar combinada uc , un valor suficiente para la expresión de la incertidumbre de una medición, muchas veces es exigible un intervalo alrededor del resultado de la medición y, dentro del cual el valor del mesurando Y, se pueda ubicar con un nivel de confianza convenientemente definido, llamado incertidumbre expandida representada por el símbolo U y se obtiene multiplicando por un factor de cubrimiento k, es decir,

o como es más comúnmente expresado,

Y = y + U

El factor de cubrimiento k se selecciona de acuerdo con el nivel de confianza que se desee asociar al resultado de una medición, con el intervalo . Generalmente el valor de k oscila entre 2 y 3. Cuando una distribución uniforme aplica y uc , tiene asociada una incertidumbre muy pequeña se toma el valor k=2, para el intervalo de U = 2uc , y se define como un intervalo con un nivel de confianza de aproximadamente 95%, y k=3, define un nivel de confianza superior a 99%.

6.4.7.	Reporte de la incertidumbre de una medición

Es práctica aceptada reportar la incertidumbre combinada U, con su respectivo factor de cubrimiento k, utilizado, o reportar uc .

En cuanto sea posible y aplicable, al reportar el resultado de una medición, incluya en el documento los siguientes:

-	Listado de los componentes de la incertidumbre estándar, especificando los grados de libertad

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-	Identificar los componentes de la incertidumbre combinada, como de tipo A o de tipo B.

-	Describir como fue evaluado cada componente de la incertidumbre

-	Describir como fue evaluado k, en caso de que no se haya tomado igual a 2.

Una regla de oro para el reporte de la incertidumbre de una medición dice que es mejor pecar por exceso de información, que pecar por defecto, por ende se debe tener en cuenta proveer, SUFICIENTE INFORMACION.

6.4.8.	Diagrama para la estimación de Incertidumbres de Medición

A continuación se muestran todos los pasos necesarios para la estimación de la Incertidumbre en el proceso de Medición.

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6.5.	GERENCIAMIENTO BASADO EN INCERTIDUMBRE

Una vez calculada la incertidumbre es indispensable analizar los resultados y saber cuál es el efecto de cada una de las variables sobre la incertidumbre total, de tal manera que se pueda tomar decisiones sobre qué tipo de acción se debe tomar para minimizarla.

Dentro de los aspectos a tener encuentra tenemos:

•	El peso que tiene esta incertidumbre sobre el balance general de una planta o sistema (ejemplo: algunas veces la incertidumbre puede ser alta, pero las cantidades que se manejan son pequeñas).
•	El tipo de acciones que se debe emprender para disminuir la incertidumbre (ejemplos: Mejorar procedimientos, aumentar frecuencias de calibración, cambiar un elemento secundario ó cambiar el elemento primario).
•	El costo de las acciones vs: beneficios (ejemplo: cambiar un medidor para reducir la incertidumbre es muy costoso comparado con los beneficios que se obtendrían con la reducción de incertidumbre), debemos tener en cuenta que la reducción de la incertidumbre es asintótica.
•	La incertidumbre depende mucho de los patrones que utilicemos y en algunos casos puede ser muy costoso el cambio de un patrón.

7.	REGISTROS

Son los formatos que soportan cada uno de los procesos de cálculo de valores de incertidumbre de la medición de hidrocarburos entre ellos esta:

✓	Hoja de cálculo de incertidumbre de sistemas de medición.

✓	Carta de control estadístico de los factores del medidor.

8.	CONTINGENCIAS.

No aplica.

9.	BIBLIOGRAFIA

DIRECCIÓN DE DESARROLLO. Política y Procedimiento para el Sistema de Gestión de la Normativa de Ecopetrol S.A. ECP-DDS-D-01. Versión 1, Colombia, 2004.

Guía para la expresión de Incertidumbre en las Mediciones GTC 51, ICONTEC, Norma emitida el día 26 de noviembre de 1997.

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Guía para estimar la incertidumbre de la medición, CENAM, Wolfang A. Schmidt y Rubén J. Lazos Martínez, mayo de 2000.

AMERICAN PETROLEUM INSTITUTE. Manual of Petroleum Measurement Standards. Washington- Estados Unidos de Norteamérica.

Guide to the Expression of Uncertainty in Measurement (GUM), BIPM, IEC, IFCC, ISO, IUPAP, IUPAC, OIML (1995).

International Vocabulary of Fundamental and General Terms in Metrology, BIPM, IEC, IFCC, ISO, IUPAP, IUPAC, OIML (1993).

D’Saverio, E. et al, XIV IMEKO World Congress, Tampere, Fin., Vol V, (Jun 1997).

Papoulis, A., Probability, Random Variables and Stochastic Processes, Mc Graw Hill Co. (1965).

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Política para la Declaración de Incertidumbres en el CENAM. No. 100-AC-P.013 (Octubre de 1999).

10. ANEXOS

No	TITULO
1	Ejemplo de determinación de incertidumbre para medición dinámica

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RODRIGO SATIZABAL RAMÍREZ

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APROBÓ	CAMILO MARULANDA
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Anexo 1

Ejemplo de determinación de incertidumbre para medición dinámica

Determinación Incertidumbre en la Medición Dinámica

De acuerdo al procedimiento escrito en este documento, se establece que el modelo físico nos indica el Volumen estándar Bruto que es el volumen determinado por el medidor correspondiente y corregido por los efectos de densidad, temperatura y presión al cual está sometido el líquido y el medidor correspondiente.

Con base en el modelo físico, se establece el Modelo Matemático y se obtiene la ecuación de volumen bruto a condiciones estándar

GSV =	Pulsos CTL CPL CPS CTS FM
KF

Donde:

GSV	= Volumen estándar Bruto

Pulsos	= Pulsos generados por el medidor

CTL	= Factor de Corrección por temperatura del Líquido

CPL	= Factor de corrección por presión del líquido

CPS	= Factor de corrección por presión en el material (diámetros menores a 12” es CPS = 1)

CTS	= Factor de corrección por temperatura en material (diámetros menores a 12” es CTS = 1)

FM	= Factor del medidor

KF	= K-factor ó número de pulsos por unidad de volumen del medidor

De acuerdo a este documento, la expresión de la incertidumbre del GSV está definida por la siguiente ecuación:

Donde los Ci son los coeficientes de sensibilidad de cada una de las variables y µi es la incertidumbre de cada variable.

Coeficientes de sensibilidad para µGSV de acuerdo a este documento estarán definidos así:

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Y la incertidumbre de cada variable:

Con:

CTL= EXP(-(Ko/Rho60^2 + Ki/Rho60 + Kd)*(t - 60)*(0,8*(t - 60)*(Ko/Rho60^2 + Ki/Rho60 + Kd) + 1))

Donde:

Ko= Constante que depende del tipo de hidrocarburo y definida en API MPMS como K0

Ki = Constante que depende del tipo de hidrocarburo y definida en API MPMS como K1

Kd= Constante que depende del tipo de hidrocarburo y definida en API MPMS como K2

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Rho60= Densidad del hidrocarburo a 60oF

t= temperatura de operación del fluido.

Para cada coeficiente de sensibilidad del CTL es necesario derivar parcialmente CTL respecto a cada una de las variables de esta ecuación.

A manera de ejemplo tenemos que

Ct = ¶CTL / ¶t = EXP((-Kd-Ki/Rho60 - Ko/Rho60^2)*(0,8*(Kd + Ki/Rho60 + Ko/Rho60^2)*(t - 60)+1)*(t-60))*((-Kd - Ki/Rho60 - Ko/Rho60^2)*(0,8*(Kd + Ki/Rho60 + Ko/Rho60^2)*(t - 60) + 1) + 0.8*(-Kd - Ki/Rho60 - Ko/Rho60^2)*(Kd + Ki/Rho60 + Ko/Rho60^2)*(t - 60))

y

µt = Incertidumbre del elemento de medición de temperatura

CKo = ¶CTL / ¶Ko = EXP((-Kd - Ki/Rho60 - Ko/Rho60^2)*(0.8*(Kd + Ki/Rho60 + Ko/Rho60^2)*(t - 60) + 1)*(t - 60))*((0.8*(-Kd - Ki/Rho60 - Ko/Rho60^2)*(t - 60)^2)/Rho60^2 -((0.8*(Kd + Ki/Rho60 + Ko/Rho60^2)*(t - 60) + 1)*(t - 60))/Rho60^2)

y

µKo = Incertidumbre del Ko

CKi = ¶CTL / ¶Ki = EXP((-Kd - Ki/Rho60 - Ko/Rho60^2)*(0.8*(Kd + Ki/Rho60 + Ko/Rho60^2)*(t - 60) + 1)*(t - 60))*((0.8*(-Kd - Ki/Rho60 - Ko/Rho60^2)*(t - 60)^2)/Rho60 -((0,8*(Kd + Ki/Rho60 + Ko/Rho60^2)*(t - 60) + 1)*(t - 60))/Rho60)

y

µKi = Incertidumbre del Ki

CKd = ¶CTL / ¶Kd = EXP((-Kd - Ki/Rho60 - Ko/Rho60^2)*(0.8*(Kd + Ki/Rho60 + Ko/Rho60^2)*(t - 60) + 1)*(t - 60))*(0,8*(-Kd - Ki/Rho60 - Ko/Rho60^2)*(t - 60)^2 - (0,8*(Kd + Ki/Rho60 + Ko/Rho60^2)*(t - 60) + 1)*(t - 60))

y

µKd = Incertidumbre del Kd

CRho60 = ¶CTL / ¶Rho60 = EXP((-Kd - Ki/Rho60 - Ko/Rho60^2)*(0.8*(Kd + Ki/Rho60 + Ko/Rho60^2)*(t - 60) + 1)*(t - 60))*(0,8*(-(Ki/Rho60^2) - (2*Ko)/Rho60^3)*(-Kd - Ki/Rho60 - Ko/Rho60^2)*(t - 60)^2 +(Ki/Rho60^2 + (2*Ko)/Rho60^3)*(0,8*(Kd + Ki/Rho60 + Ko/Rho60^2)*(t - 60) + 1)*(t - 60))

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y

µRho60 = Incertidumbre del elemento de densidad

De igual manera se procede con µCPL, µCPS, µFM, y µKF,

Donde:

CPL= 1/(1 - (p - (pe - pba))*EXP(Ao + Bo*t + Co/Rho60^2 + Do*t/Rho60^2)/100000)

Con:

p= presión de operación

pe=presión de equilibrio

pba= presión base

Ao= Constante del factor de compresibilidad

Bo= Constante del factor de compresibilidad

Co= Constante del factor de compresibilidad

Do= Constante del factor de compresibilidad

Rho 60= Densidad del hidrocarburo a 60 oF

t= temperatura de operación del fluido.

CPS= 1 + p*iD/(mE*thk)

Con

p= presión de operación

iD= Diámetro interno del medidor

mE= módulo de elasticidad del medidor

thk= espesor del medidor